================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3605

                                   ----------

                          Northern Institutional Funds
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)

                             50 South LaSalle Street
                                Chicago, IL 60675
             -------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                          Lloyd A. Wennlund, President
                          Northern Institutional Funds
                             50 South LaSalle Street
                                Chicago, IL 60675
              -----------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 557-7547

                      Date of fiscal year end: November 30

                   Date of reporting period: November 30, 2003

                                   ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

================================================================================

Item 1. Reports to Stockholders.

Attached.

                                                               NOVEMBER 30, 2003


NORTHERN INSTITUTIONAL FUNDS
Money Market Portfolios

[PHOTO APPEARS HERE]

TRUST NORTHERN for investment solutions
NORTHERN INSTITUTIONAL FUNDS                                       ANNUAL REPORT
Managed by Northern Trust

[LOGO OF NOTHERN INSTITUTIONAL FUNDS]

               ----------------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       TABLE OF CONTENTS



The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although each Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Fund Distributors, LLC, not affiliated with Northern Trust.

                               NOT FDIC INSURED
--------------------------------------------------------------------------------
                       May lose value/No bank guarantee

                       2  PORTFOLIO MANAGEMENT COMMENTARY

                       6  STATEMENTS OF ASSETS AND LIABILITIES

                       7  STATEMENTS OF OPERATIONS

                       8  STATEMENTS OF CHANGES IN NET ASSETS

                      10  FINANCIAL HIGHLIGHTS

                          SCHEDULES OF INVESTMENTS

                          18    DIVERSIFIED ASSETS PORTFOLIO

                          26    GOVERNMENT PORTFOLIO

                          28    GOVERNMENT SELECT PORTFOLIO

                          30    TAX-EXEMPT PORTFOLIO

                          38    MUNICIPAL PORTFOLIO

                      47  ABBREVIATIONS AND OTHER INFORMATION

                      48  NOTES TO THE FINANCIAL STATEMENTS

                      51  REPORT OF INDEPENDENT AUDITORS

                      52  TRUSTEES AND OFFICERS

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 MONEY MARKET PORTFOLIOS

PORTFOLIO MANAGEMENT COMMENTARY

-----------------------------------
DIVERSIFIED ASSETS PORTFOLIO                    Ali Bleecker - Portfolio Manager
-----------------------------------

Although the fiscal year began with the market expecting interest rates to rise, the war with Iraq created an unstable economic environment. Even after the war ended, the economy initially failed to strengthen as the manufacturing sector remained sluggish and business investment was nonexistent. By autumn, however, economic data was more promising and the number of jobless claims was declining. Despite these signs of strength, interest rates remained low due to the continued assurances by the Federal Reserve that it would maintain its accommodative stance.

For the fiscal year ended November 30, 2003, the Portfolio posted a total return of 0.96 percent, compared with the 0.88 percent return of the iMoney Net First Tier Institutional category. As of November 30, the Portfolio's 7-day current yield was 0.78 percent.

The Portfolio maintained an above-average duration throughout the year. We believed that early estimates for a recovery were premature given the soft fundamentals of the U.S. economy. We therefore invested on the expectation that the Federal Reserve would ease again. This proved to be the case, as the fed funds rate was cut by a quarter-point in June. We opted for a barbell strategy, which benefited the Portfolio by allowing it to lock in higher yielding assets at times of rising interest rates. We also reduced exposure to Treasuries and agencies, since we believed that the relative value of holding such issues had declined given the dramatic improvement in the credit markets throughout 2003. We made a corresponding increase to the Portfolio's weighting in floating rate notes, which we believe should position the Portfolio well in an environment of rising interest rates.

-----------------------------------
GOVERNMENT PORTFOLIO                          Mary Ann Flynn - Portfolio Manager
-----------------------------------

The combination of a tepid economic recovery and continued low inflation enabled the U.S. Federal Reserve to maintain its policy of low interest rates during the past year. During the first four months of the reporting period, the threat of war in Iraq acted as a drag on economic growth. Even after the war ended in late March, a potential recovery was dampened by declining consumer confidence, ongoing weakness in the job market, soft manufacturing data and a falling dollar. The economy finally began to gain strength by autumn, spurred by continued strength in consumer spending and an increase in business investment. Despite the improved economic outlook, the Fed indicated that it did not intend to raise interest rates in the near future.

The Fed's accommodative stance kept yields low in the money markets, where the short-term nature of most debt increases its sensitivity to the direction of the fed funds rate. For the year ended November 30, 2003, the Portfolio's total return was 0.92 percent. Its unmanaged benchmark--the iMoney Net Government and Agencies Institutional category--returned 0.82 percent. As of November 30, the Portfolio's 7-day current yield was 0.75 percent.

During the year, the Portfolio's weighted average maturity ranged from neutral to long. We elected to add to duration at the times when interest rates ticked up, reflecting our view that rates would stay low on a longer-term basis. Nevertheless, we have recently added to floating rate notes to help protect against an unfavorable change in Fed policy.


Past performance is no guarantee of future results. Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return and yield would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Current 7-day yield is the annualization of net investment income for the 7-day period ending on November 30, 2003. The 7-day yield more closely reflects the current earnings of a Portfolio than the total return. The performance information shown is that of a Portfolio's Shares Class.

We compare our Portfolios to the iMoney Net Money Fund Report Averages(TM), which are composites of professionally managed money market investments with similar investment objectives.

Visit northerninstitutionalfunds.com for the most recent performance information.

MONEY MARKET PORTFOLIOS 2 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
--------------------------------------------------------------------------------

-----------------------------------
GOVERNMENT SELECT PORTFOLIO                   Mary Ann Flynn - Portfolio Manager
-----------------------------------

Interest rates remained low during the year as the combination of a sluggish economy and continued low inflation allowed the U.S. Federal Reserve to maintain its growth-oriented policy. Economic weakness was most pronounced early in the period when the threat of war in Iraq acted as a drag on spending and investment. Even after the war ended in late March, growth was initially dampened by a falling dollar, continued weakness in the labor market, declining consumer confidence and soft manufacturing data. The economy finally began to pick up steam by autumn, spurred by ongoing strength in consumer spending and an increase in business investment. Despite the pickup in growth, the Fed indicated that it intended to keep interest rates low for an extended period of time.

The Fed's accommodative stance kept yields low in the money markets, which are very sensitive to the level of the fed funds rate. For the 12-month period ended November 30, 2003, the Portfolio's total return was 0.98 percent. In comparison, its unmanaged benchmark--the iMoney Net Government and Agencies Institutional category--returned 0.82 percent. As of November 30, the Portfolio's 7-day current yield was 0.83 percent.

The Portfolio's weighted average maturity ranged from neutral to long throughout the year. Reflecting our view that rates would remain low on a longer-term basis, we elected to add to duration at the times when interest rates ticked up. However, we have recently added to floating rate notes with 30- and 9O-day resets as a hedge against an unfavorable change in Fed policy.

-----------------------------------
TAX-EXEMPT PORTFOLIO                            Kurt Stoeber - Portfolio Manager
-----------------------------------

Issuance of debt in the tax-exempt market remained heavy during the past year as municipalities floated short-term securities to bridge shortfalls in their operating budgets. Interest rates hit their low for the business cycle when the Federal Reserve Board cut the fed funds rate to I percent in June. By the third quarter, signs of economic strength finally began to emerge, and this created buying opportunities as the yield curve steepened.

For the period ended November 30, 2003, the Portfolio produced a total return of
0.82 percent, versus 0.69 percent for its benchmark, the iMoney Net Tax-Free Institutional category. As of November 30, the Portfolio's 7-day current yield was 0.78 percent.

The constant flow of municipal short-term issuance created a glut of supply in the tax-exempt market and caused yields of many securities to reach historically high ratios versus Treasuries. This provided us with ample opportunities to take advantage of technical anomalies in the market at key times throughout the year. During the first and second calendar quarters, we added duration by purchasing one-year notes, thereby positioning the Portfolio long versus its peers. As we moved into the second half of the year, we let duration roll down closer to that of our peer group due to the demonstrated strength of the economy and the steepening of the yield curve. In addition, our strategy included continued efforts to add diversification by purchasing new top-tier credits when available.


Past performance is no guarantee of future results. Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return and yield would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Current 7-day yield is the annualization of net investment income for the 7-day period ending on November 30, 2003. The 7-day yield more closely reflects the current earnings of a Portfolio than the total return. The performance information shown is that of a Portfolio's Shares Class.

We compare our Portfolios to the iMoney Net Money Fund Report Averages(TM), which are composites of professionally managed money market investments with similar investment objectives.

Income from the Tax-Exempt Portfolio may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northerninstitutionalfunds.com for the most recent performance information.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 MONEY MARKET PORTFOLIOS

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
--------------------------------------------------------------------------------

-----------------------------------
MUNICIPAL PORTFOLIO                             Kurt Stoeber - Portfolio Manager
-----------------------------------

The Federal Reserve maintained an accommodative interest rate policy during the past year, as the economy remained sluggish even after the conclusion of the war in Iraq. Although growth began to accelerate as we moved into autumn, the market displayed only limited concern that the Fed would begin raising rates in the near future. Issuance of municipal debt remained heavy as municipalities floated short-term securities to bridge shortfalls in operating budgets created by lower tax receipts.

The Portfolio produced a total return of 0.93 percent for the 12-month period ended November 30, 2003, compared to 0.69 percent for its benchmark, the iMoney Net Tax-Free Institutional category. The Portfolio's assets grew by about 20 percent year over year. As of November 30, the Portfolio's 7-day current yield was 0.90 percent.

Our strategy during the course of the year was to continue to diversify portfolio holdings by purchasing high-quality investments with varied maturities. In addition, we sought to take advantage of technical buying opportunities that were created by increased supply in the market. These efforts produced a highly diversified portfolio with favorable liquidity characteristics and superior return performance.


Past performance is no guarantee of future results. Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return and yield would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Current 7-day yield is the annualization of net investment income for the 7-day period ending on November 30, 2003. The 7-day yield more closely reflects the current earnings of a Portfolio than the total return. The performance information shown is that of the Portfolio's Shares Class.

We compare our Portfolios to the iMoney Net Money Fund Report Averages(TM), which are composites of professionally managed money market investments with similar investment objectives.

Income from the Municipal Portfolio may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northerninstitutionalfunds.com for the most recent performance information.

MONEY MARKET PORTFOLIOS 4 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----



                      THIS PAGE INTENTIONALLY LEFT BLANK

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 MONEY MARKET PORTFOLIOS

-----------------------------------
MONEY MARKET PORTFOLIOS
-----------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                           DIVERSIFIED                  GOVERNMENT
Amounts in thousands,                        ASSETS       GOVERNMENT       SELECT     TAX-EXEMPT    MUNICIPAL
except per share data                       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
--------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost             $  8,550,428   $ 2,766,139   $ 5,586,815   $   585,649   $  695,859
Repurchase agreements, at cost which
 approximates fair value                      1,751,864       536,384            --            --           --
Cash                                             28,406             2           107             1          299
Interest income receivable                       26,623         5,208         6,603         2,007        1,942
Receivable for fund shares sold                      --         4,179       272,329            16           --
Receivable from affiliated administrator             59            52           115            10           41
Prepaid and other assets                             75            27            40             5            3
Total Assets                                 10,357,455     3,311,991     5,866,009       587,688      698,144
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased                 32,000        99,717            --            --           --
Payable for fund shares redeemed                    488            --        70,947         1,322          501
Distributions payable to shareholders             6,508         1,975         3,512           376          563
Payable to affiliates:
   Investment advisory fees                       2,106           676           436           122           65
   Co-administration fees                           842           270           436            49           65
   Custody and accounting fees                       78            30            45             8            9
   Transfer agent fees                               22             8             9             1            2
Accrued registration fees and other
 liabilities                                        364           142           271            29           15
Total Liabilities                                42,408       102,818        75,656         1,907        1,220
--------------------------------------------------------------------------------------------------------------
Net Assets                                 $ 10,315,047   $ 3,209,173   $ 5,790,353   $   585,781   $  696,924
--------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                              $ 10,314,324   $ 3,209,020   $ 5,790,360   $   585,695   $  696,906
Accumulated undistributed net investment
 income                                             723           153            29            86           19
Accumulated net realized loss                        --            --           (36)           --           (1)
Net Assets                                 $ 10,315,047   $ 3,209,173   $ 5,790,353   $   585,781   $  696,924
--------------------------------------------------------------------------------------------------------------
Net Assets:
   Shares                                  $ 10,211,783   $ 3,081,385   $ 5,390,753   $   576,067   $  666,525
   Service Shares                                82,872        26,684       181,912         9,714       30,399
   Premier Shares                                20,392       101,104       217,688            --           --
Total Shares Outstanding (no par value,
 unlimited shares authorized):
   Shares                                    10,211,081     3,081,208     5,390,751       575,968      666,515
   Service Shares                                82,858        26,682       181,913         9,718       30,392
   Premier Shares                                20,387       101,098       217,688            --           --
Net Asset Value, Redemption and Offering
 Price Per Share:
   Shares                                  $       1.00   $      1.00   $      1.00   $      1.00   $     1.00
   Service Shares                                  1.00          1.00          1.00          1.00         1.00
   Premier Shares                                  1.00          1.00          1.00            --           --
--------------------------------------------------------------------------------------------------------------


See Notes to the Financial Statements.


MONEY MARKET PORTFOLIOS 6 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                             -----------------------------------
                                                         MONEY MARKET PORTFOLIOS
                                             -----------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS             FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                            DIVERSIFIED                  GOVERNMENT
                                              ASSETS       GOVERNMENT      SELECT      TAX-EXEMPT   MUNICIPAL
Amounts in thousands                         PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                            $    152,027   $    36,652   $    55,010   $     8,712   $    6,796
EXPENSES:
Investment advisory fees                         28,862         7,267         9,340         1,841        1,234
Co-administration fees                           11,545         2,907         4,670           737          617
Custody and accounting fees                       1,219           339           466           104           96
Transfer agent fees                                 183            78            87            13           11
Registration fees                                    35            62            31            28           38
Printing fees                                        81            24            35             4           --
Professional fees                                   195            60           103            15            5
Trustee fees and expenses                           124            38            64            10            3
Shareholder servicing fees                          332           643         1,112            26           99
Other                                               293           103           151            20            6
--------------------------------------------------------------------------------------------------------------
Total Expenses                                   42,869        11,521        16,059         2,798        2,109
   Less voluntary waivers of
    investment advisory fees                         --            --        (4,670)           --         (617)
   Less expenses reimbursed by
    administrator                                (1,687)         (572)         (726)         (184)        (145)
   Less custodian credits                          (268)          (51)         (117)           --           (2)
   Net Expenses                                  40,914        10,898        10,546         2,614        1,345
--------------------------------------------------------------------------------------------------------------
Net Investment Income                           111,113        25,754        44,464         6,098        5,451
--------------------------------------------------------------------------------------------------------------
NET REALIZED GAINS:
Net realized gains on investments                   214            45            --            58           --
   Net Gains on Investments                         214            45            --            58           --
--------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting
 from Operations                           $    111,327   $    25,799   $    44,464   $     6,156   $    5,451
--------------------------------------------------------------------------------------------------------------


See Notes to the Financial Statements.


            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 MONEY MARKET PORTFOLIOS

-----------------------------------
MONEY MARKET PORTFOLIOS
-----------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    DIVERSIFIED
                                                       ASSETS                        GOVERNMENT
                                                     PORTFOLIO                       PORTFOLIO
Amounts in thousands                           2003            2002             2003            2002
--------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                      $    111,113   $      190,195   $      25,754   $      45,425
Net realized gains (losses) on
 investment transactions                            214              405              45             208
   Net Increase in Net Assets Resulting
    from Operations                             111,327          190,600          25,799          45,633
--------------------------------------------------------------------------------------------------------
SHARES TRANSACTIONS: /(1)/
Proceeds from shares sold                   137,955,029      102,190,410      37,616,876      29,875,782
Reinvestment of dividends                         5,981            4,414           1,702           2,333
Payments for shares redeemed               (138,610,543)    (100,954,688)    (37,175,966)    (29,986,632)
   Net Increase (Decrease) in Net Assets
    Resulting from Shares Transactions         (649,533)       1,240,136         442,612        (108,517)
--------------------------------------------------------------------------------------------------------
SERVICE SHARES TRANSACTIONS: /(1)/
Proceeds from shares sold                     1,818,079        2,174,647         583,141         497,986
Reinvestment of dividends                            68               36              --              --
Payments for shares redeemed                 (1,839,433)      (2,144,695)       (611,381)       (480,414)
   Net Increase (Decrease) in Net Assets
    Resulting from Service Shares
    Transactions                                (21,286)          29,988         (28,240)         17,572
--------------------------------------------------------------------------------------------------------
PREMIER SHARES TRANSACTIONS: /(1)/
Proceeds from shares sold                       120,932           62,810         263,534         332,898
Payments for shares redeemed                   (122,293)         (95,935)       (274,260)       (340,041)
   Net Increase (Decrease) in Net Assets
    Resulting from Premier Shares
    Transactions                                 (1,361)         (33,125)        (10,726)         (7,143)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income                     (110,389)        (188,306)        (25,077)        (43,621)
   Total Distributions to Shares
    shareholders                               (110,389)        (188,306)        (25,077)        (43,621)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SERVICE SHARES
 SHAREHOLDERS:
From net investment income                         (620)          (1,417)           (248)           (531)
   Total Distributions to Service Shares
    shareholders                                   (620)          (1,417)           (248)           (531)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREMIER SHARES
 SHAREHOLDERS:
From net investment income                         (104)            (472)           (429)         (1,273)
   Total Distributions to Premier Shares
    shareholders                                   (104)            (472)           (429)         (1,273)
--------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets        (671,966)       1,237,404         403,691         (97,880)
NET ASSETS:
Beginning of year                            10,987,013        9,749,609       2,805,482       2,903,362
End of year                                $ 10,315,047   $   10,987,013   $   3,209,173   $   2,805,482
--------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net
 Investment Income                         $        723   $          509   $         153   $         130
--------------------------------------------------------------------------------------------------------

(1) The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.


See Notes to the Financial Statements.


MONEY MARKET PORTFOLIOS 8 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------


                                                   GOVERNMENT
                                                     SELECT                    TAX-EXEMPT                MUNICIPAL
                                                   PORTFOLIO                   PORTFOLIO                 PORTFOLIO

                                               2003          2002          2003         2002         2003        2002
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                       $    44,464   $    75,189   $    6,098   $   10,318   $    5,451   $   3,820
Net realized gains (losses) on
 investment transactions                             --           (27)          58          (16)          --          (1)
   Net Increase in Net Assets Resulting
    from Operations                              44,464        75,162        6,156       10,302        5,451       3,819
------------------------------------------------------------------------------------------------------------------------
SHARES TRANSACTIONS: /(1)/
Proceeds from shares sold                    43,795,910    37,250,740    3,173,220    3,290,690    2,160,027   1,181,007
Reinvestment of dividends                         3,185         5,402          819          872        1,576         851
Payments for shares redeemed                (42,476,353)  (37,468,677)  (3,504,176)  (3,069,143)  (1,908,176)   (910,481)
   Net Increase (Decrease) in Net Assets
    Resulting from Shares Transactions        1,322,742      (212,535)    (330,137)     222,419      253,427     271,377
------------------------------------------------------------------------------------------------------------------------
SERVICE SHARES TRANSACTIONS: /(1)/
Proceeds from shares sold                     2,065,545     1,199,274       30,337       19,458       76,578      86,631
Reinvestment of dividends                            --            --           --           --           --          --
Payments for shares redeemed                 (2,002,871)   (1,208,796)     (29,970)     (24,809)     (91,821)    (80,626)
   Net Increase (Decrease) in Net Assets
    Resulting from Service Shares
    Transactions                                 62,674        (9,522)         367       (5,351)     (15,243)      6,005
------------------------------------------------------------------------------------------------------------------------
PREMIER SHARES TRANSACTIONS: /(1)/
Proceeds from shares sold                       639,604       167,610           --           --           --          --
Payments for shares redeemed                   (548,561)      (50,881)          --           --           --          --
   Net Increase (Decrease) in Net Assets
    Resulting from Premier Shares
     Transactions                                91,043       116,729           --           --           --          --
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income                      (42,825)      (73,454)      (6,041)     (10,418)      (5,183)     (3,357)
   Total Distributions to Shares
    shareholders                                (42,825)      (73,454)      (6,041)     (10,418)      (5,183)     (3,357)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SERVICE SHARES
 SHAREHOLDERS:
From net investment income                         (959)       (1,509)         (57)         (68)        (268)       (463)
   Total Distributions to Service Shares
    shareholders                                   (959)       (1,509)         (57)         (68)        (268)       (463)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREMIER SHARES
 SHAREHOLDERS:
From net investment income                         (680)         (226)          --           --           --          --
   Total Distributions to Premier Shares
    shareholders                                   (680)         (226)          --           --           --          --
------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets       1,476,459      (105,355)    (329,712)     216,884      238,184     277,381
NET ASSETS:
Beginning of year                             4,313,894     4,419,249      915,493      698,609      458,740     181,359
End of year                                 $ 5,790,353   $ 4,313,894   $  585,781   $  915,493   $  696,924   $ 458,740
------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net
 Investment Income                          $        29   $        29   $       86   $       44   $       19   $      19
------------------------------------------------------------------------------------------------------------------------


See Notes to the Financial Statements.


            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 MONEY MARKET PORTFOLIOS

-----------------------------------
MONEY MARKET PORTFOLIOS
-----------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       SHARES
DIVERSIFIED ASSETS PORTFOLIO
Selected per share data                                    2003           2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                     $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          0.01           0.02          0.04          0.06          0.05
   Total Income from Investment Operations                     0.01           0.02          0.04          0.06          0.05
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.01)         (0.02)        (0.04)        (0.06)        (0.05)
      Total Distributions Paid                                (0.01)         (0.02)        (0.04)        (0.06)        (0.05)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                           $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
----------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                              0.96%          1.76%         4.52%         6.20%         4.99%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                  $ 10,211,783   $ 10,861,104   $ 9,620,568   $ 7,526,789   $ 7,475,275
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                 0.35%          0.35%         0.35%         0.35%         0.35%
   Expenses, before waivers and reimbursements                 0.37%          0.37%         0.36%         0.38%         0.38%
   Net investment income, net of waivers and
    reimbursements                                             0.97%          1.76%         4.35%         6.05%         4.89%
   Net investment income, before waivers and
    reimbursements                                             0.95%          1.74%         4.34%         6.02%         4.86%
----------------------------------------------------------------------------------------------------------------------------

                                                                                       SERVICE
Selected per share data                                    2003           2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                     $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          0.01           0.01          0.04          0.06          0.05
   Total Income from Investment Operations                     0.01           0.01          0.04          0.06          0.05
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.01)         (0.01)        (0.04)        (0.06)        (0.05)
      Total Distributions Paid                                (0.01)         (0.01)        (0.04)        (0.06)        (0.05)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                           $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
----------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                              0.70%          1.50%         4.24%         5.85%         4.68%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                  $     82,872   $    104,157   $    74,165   $    57,184   $    59,815
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements /(2)/           0.61%          0.61%         0.63%         0.69%         0.69%
   Expenses, before waivers and reimbursements /(2)/           0.63%          0.63%         0.64%         0.72%         0.72%
   Net investment income, net of waivers and
    reimbursements                                             0.71%          1.50%         4.07%         5.71%         4.55%
   Net investment income, before waivers and
    reimbursements                                             0.69%          1.48%         4.06%         5.68%         4.52%
----------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

See Notes to the Financial Statements.


MONEY MARKET PORTFOLIOS 10 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                                       PREMIER
DIVERSIFIED ASSETS PORTFOLIO
Selected per share data                                 2003 /(4)/       2002            2001          2000       1999 /(5)/
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                            --           0.01          0.04          0.05          0.03
   Total Income from Investment Operations                       --           0.01          0.04          0.05          0.03
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    --          (0.01)        (0.04)        (0.05)        (0.03)
      Total Distributions Paid                                   --          (0.01)        (0.04)        (0.05)        (0.03)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
----------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                             0.44%          1.24%         3.97%         5.57%         2.57%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                $     20,392   $     21,752   $    54,876   $    29,883   $     4,552
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements /(3)/           0.87%          0.87%         0.89%         0.95%         0.95%
   Expenses, before waivers and reimbursements /(3)/           0.89%          0.89%         0.90%         0.98%         0.98%
   Net investment income, net of waivers and
    reimbursements                                             0.45%          1.24%         3.81%         5.45%         4.29%
   Net investment income, before waivers and
    reimbursements                                             0.43%          1.22%         3.80%         5.42%         4.26%
----------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

(4) Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

(5) For the period April 1, 1999 (commencement of operations) through November 30, 1999.

See Notes to the Financial Statements.


           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11 MONEY MARKET PORTFOLIOS

-----------------------------------
MONEY MARKET PORTFOLIOS
-----------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                       SHARES
GOVERNMENT PORTFOLIO
Selected per share data                                    2003           2002           2001         2000           1999
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                     $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          0.01           0.02          0.04          0.06          0.05
   Total Income from Investment Operations                     0.01           0.02          0.04          0.06          0.05
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.01)         (0.02)        (0.04)        (0.06)        (0.05)
      Total Distributions Paid                                (0.01)         (0.02)        (0.04)        (0.06)        (0.05)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                           $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
----------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                              0.92%          1.59%         4.30%         6.10%         5.08%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                  $  3,081,385   $  2,638,730   $ 2,747,048   $ 2,062,597   $ 1,565,743
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                 0.35%          0.35%         0.35%         0.35%         0.35%
   Expenses, before waivers and reimbursements                 0.37%          0.38%         0.38%         0.38%         0.38%
   Net investment income, net of waivers and
    reimbursements                                             0.91%          1.58%         4.07%         5.95%         4.75%
   Net investment income, before waivers and
    reimbursements                                             0.89%          1.55%         4.04%         5.92%         4.72%
----------------------------------------------------------------------------------------------------------------------------

                                                                                       SERVICE
Selected per share data                                    2003           2002           2001          2000       1999 /(4)/
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          0.01           0.01          0.04          0.06          0.03
   Total Income from Investment Operations                     0.01           0.01          0.04          0.06          0.03
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.01)         (0.01)        (0.04)        (0.06)        (0.03)
      Total Distributions Paid                                (0.01)         (0.01)        (0.04)        (0.06)        (0.03)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
----------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                             0.66%          1.33%         4.02%         5.74%         3.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                $     26,684   $     54,924   $    37,349   $    32,352   $    32,555
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements /(3)/           0.61%          0.61%         0.62%         0.69%         0.69%
   Expenses, before waivers and reimbursements /(3)/           0.63%          0.64%         0.65%         0.72%         0.72%
   Net investment income, net of waivers and
    reimbursements                                             0.65%          1.32%         3.80%         5.61%         4.41%
   Net investment income, before waivers and
    reimbursements                                             0.63%          1.29%         3.77%         5.58%         4.38%
----------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

(4) For the period April 1, 1999 (commencement of operations) through November 30, 1999.


See Notes to the Financial Statements.


MONEY MARKET PORTFOLIOS 12 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                                       PREMIER
GOVERNMENT PORTFOLIO
Selected per share data                                 2003 /(4)/        2002           2001         2000        1999 /(5)/
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                            --           0.01          0.04          0.05          0.04
   Total Income from Investment Operations                       --           0.01          0.04          0.05          0.04
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    --          (0.01)        (0.04)        (0.05)        (0.04)
      Total Distributions Paid                                   --          (0.01)        (0.04)        (0.05)        (0.04)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
----------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                             0.40%          1.06%         3.75%         5.47%         4.56%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                $    101,104   $    111,828   $   118,965   $    76,529   $    44,575
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements /(3)/           0.87%          0.87%         0.88%         0.95%         0.95%
   Expenses, before waivers and reimbursements /(3)/           0.89%          0.90%         0.91%         0.98%         0.98%
   Net investment income, net of waivers and
    reimbursements                                             0.39%          1.06%         3.54%         5.35%         4.15%
   Net investment income, before waivers and
    reimbursements                                             0.37%          1.03%         3.51%         5.32%         4.12%
----------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

(4) Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

(5) For the period December 15, 1998 (commencement of operations) through November 30, 1999.


See Notes to the Financial Statements.


           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 MONEY MARKET PORTFOLIOS

-----------------------------------
MONEY MARKET PORTFOLIOS
-----------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                        SHARES
GOVERNMENT SELECT PORTFOLIO
Selected per share data                                    2003           2002           2001          2000           1999
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                     $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          0.01           0.02          0.04          0.06          0.05
   Total Income from Investment Operations                     0.01           0.02          0.04          0.06          0.05
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.01)         (0.02)        (0.04)        (0.06)        (0.05)
      Total Distributions Paid                                (0.01)         (0.02)        (0.04)        (0.06)        (0.05)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                           $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
----------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                             0.98%          1.67%         4.39%         6.18%         4.94%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                  $  5,390,753   $  4,068,010   $ 4,280,572   $ 2,576,552   $ 2,150,263
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                 0.20%          0.20%         0.20%         0.20%         0.20%
   Expenses, before waivers and reimbursements                 0.32%          0.33%         0.37%         0.38%         0.38%
   Net investment income, net of waivers and
    reimbursements                                             0.98%          1.66%         4.14%         6.03%         4.85%
   Net investment income, before waivers and
    reimbursements                                             0.86%          1.53%         3.97%         5.85%         4.67%
----------------------------------------------------------------------------------------------------------------------------

                                                                                       SERVICE
Selected per share data                                   2003           2002           2001           2000        1999/(4)/
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          0.01           0.01          0.04          0.06          0.03
   Total Income from Investment Operations                     0.01           0.01          0.04          0.06          0.03
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.01)         (0.01)        (0.04)        (0.06)        (0.03)
      Total Distributions Paid                                (0.01)         (0.01)        (0.04)        (0.06)        (0.03)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
----------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                             0.72%          1.41%         4.11%         5.82%         2.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                $    181,912   $    119,239   $   128,761   $   116,640   $    11,846
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements /(3)/           0.46%          0.46%         0.48%         0.54%         0.54%
   Expenses, before waivers and reimbursements /(3)/           0.58%          0.59%         0.65%         0.72%         0.72%
   Net investment income, net of waivers and
    reimbursements                                             0.72%          1.40%         3.87%         5.69%         4.51%
   Net investment income, before waivers and
    reimbursements                                             0.60%          1.27%         3.70%         5.51%         4.33%
----------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

(4) For the period May 28, 1999 (commencement of operations) through November 30, 1999.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 14 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                                      PREMIER
GOVERNMENT SELECT PORTFOLIO
Selected per share data                                  2003/(4)/        2002           2001         2000         1999/(5)/
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                            --           0.01          0.04          0.05          0.03
   Total Income from Investment Operations                       --           0.01          0.04          0.05          0.03
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    --          (0.01)        (0.04)        (0.05)        (0.03)
      Total Distributions Paid                                   --          (0.01)        (0.04)        (0.05)        (0.03)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
----------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                             0.46%          1.15%         3.84%         5.55%         3.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                $    217,688   $    126,645   $     9,916   $    15,403   $     7,417
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements /(3)/           0.72%          0.72%         0.74%         0.80%         0.80%
   Expenses, before waivers and reimbursements /(3)/           0.84%          0.85%         0.91%         0.98%         0.98%
   Net investment income, net of waivers and
    reimbursements                                             0.46%          1.14%         3.60%         5.43%         4.25%
   Net investment income, before waivers and
    reimbursements                                             0.34%          1.01%         3.43%         5.25%         4.07%
----------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

(4) Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

(5) Premier Class shares were fully redeemed as of July 20, 1999. No shares were outstanding for the period July 21, 1999 through September 29, 1999. Shares were reintroduced on September 30, 1999.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 MONEY MARKET PORTFOLIOS

-----------------------------------
MONEY MARKET PORTFOLIOS
-----------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                       SHARES
TAX-EXEMPT PORTFOLIO
Selected per share data                                   2003           2002           2001           2000          1999
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                     $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          0.01           0.01          0.03          0.04          0.03
   Total Income from Investment Operations                     0.01           0.01          0.03          0.04          0.03
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.01)         (0.01)        (0.03)        (0.04)        (0.03)
      Total Distributions Paid                                (0.01)         (0.01)        (0.03)        (0.04)        (0.03)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                           $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
----------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                             0.82%          1.31%         2.84%         3.88%         3.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                  $    576,067   $    906,147   $   683,912   $   663,641   $   555,692
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                 0.35%          0.35%         0.35%         0.35%         0.35%
   Expenses, before waivers and reimbursements                 0.38%          0.37%         0.38%         0.40%         0.39%
   Net investment income, net of waivers and
    reimbursements                                             0.83%          1.31%         2.79%         3.83%         2.89%
   Net investment income, before waivers and
    reimbursements                                             0.80%          1.29%         2.76%         3.78%         2.85%
----------------------------------------------------------------------------------------------------------------------------

                                                                                       SERVICE
Selected per share data                                     2003           2002           2001           2000      1999 /(4)/
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          0.01           0.01          0.03          0.03          0.02
   Total Income from Investment Operations                     0.01           0.01          0.03          0.03          0.02
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.01)         (0.01)        (0.03)        (0.03)        (0.02)
      Total Distributions Paid                                (0.01)         (0.01)        (0.03)        (0.03)        (0.02)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
----------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                              0.57%          1.05%         2.56%         3.53%         1.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                $      9,714   $      9,346   $    14,697   $    16,926   $    35,536
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements /(3)/           0.61%          0.61%         0.63%         0.69%         0.69%
   Expenses, before waivers and reimbursements /(3)/           0.64%          0.63%         0.66%         0.74%         0.73%
   Net investment income, net of waivers and
    reimbursements                                             0.57%          1.05%         2.51%         3.49%         2.71%
   Net investment income, before waivers and
    reimbursements                                             0.54%          1.03%         2.48%         3.44%         2.67%
----------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

(4) For the period May 13, 1999 (commencement of operations) through November 30, 1999.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 16 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                                SHARES
MUNICIPAL PORTFOLIO
Selected per share data                                     2003          2002           2001       2000 /(4)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $       1.00   $       1.00   $      1.00   $      1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          0.01           0.01          0.03          0.04
   Total Income from Investment Operations                     0.01           0.01          0.03          0.04
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.01)         (0.01)        (0.03)        (0.04)
      Total Distributions Paid                                (0.01)         (0.01)        (0.03)        (0.04)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $       1.00   $       1.00   $      1.00   $      1.00
--------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                             0.93%          1.41%         2.93%         3.99%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                $    666,525   $    413,098   $   141,721   $    78,621
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements                 0.20%          0.21%         0.21%         0.21%
   Expenses, before waivers and reimbursements                 0.33%          0.36%         0.43%         0.53%
   Net investment income, net of waivers and
    reimbursements                                             0.90%          1.40%         2.82%         3.98%
   Net investment income, before waivers and
    reimbursements                                             0.77%          1.25%         2.60%         3.66%
--------------------------------------------------------------------------------------------------------------

                                                                                SERVICE
Selected per share data                                     2003          2002          2001        2000 /(5)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $       1.00   $       1.00   $      1.00   $      1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          0.01           0.01          0.03          0.03
   Total Income from Investment Operations                     0.01           0.01          0.03          0.03
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.01)         (0.01)        (0.03)        (0.03)
      Total Distributions Paid                                (0.01)         (0.01)        (0.03)        (0.03)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $       1.00   $       1.00   $      1.00   $      1.00
--------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                             0.67%          1.16%         2.66%         3.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                $     30,399   $     45,642   $    39,638   $    36,320
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements /(3)/           0.46%          0.46%         0.47%         0.54%
   Expenses, before waivers and reimbursements /(3)/           0.59%          0.61%         0.69%         0.86%
   Net investment income, net of waivers and
    reimbursements                                             0.64%          1.15%         2.56%         3.65%
   Net investment income, before waivers and
    reimbursements                                             0.51%          1.00%         2.34%         3.33%
--------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

(4) For the period December 1, 1999 (commencement of operations) through November 30, 2000.

(5) For the period February 11, 2000 (commencement of operations) through November 30, 2000.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       DIVERSIFIED ASSETS PORTFOLIO


                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
        ASSET-BACKED NOTES - 1.1%
        Auto Receivables - 0.5%
          Daimler Chrysler Auto Trust, Series 2003-A,
           Class A1,/ (1)/
           1.10%, 8/9/04                                $14,439  $14,439
          Daimler Chrysler Auto Trust, Series 2003-B,
           Class A1,
           1.14%, 12/8/04                                32,000   32,000
        ----------------------------------------------------------------
                                                                  46,439
        ----------------------------------------------------------------
        Structured Investment Vehicles - 0.5%
          Dorada Finance Inc.,/ (1)/
           1.50%, 11/17/04                               50,000   49,995
        ----------------------------------------------------------------
        International Receivables - 0.1%
          Granite Mortgages PLC FRN, Series 2003-1,
           Class 11A1,
           1.11%, 12/22/03                               12,500   12,500
        ----------------------------------------------------------------
        Total Asset-Backed Notes (cost $108,934)                 108,934

        CERTIFICATES OF DEPOSIT - 18.2%
        Domestic Depository Institutions - 0.6%
          Southtrust Bank, N.A.,
           1.00%, 12/16/03                               60,000   60,000
        ----------------------------------------------------------------
        Foreign Depository Institutions - 17.6%
          Bank of Nova Scotia, London Branch,
           1.03%, 12/30/03                               29,000   29,000
          Barclays Bank, London Branch,
           1.16%, 4/21/04                                50,000   50,000
          Barclays Bank, New York Branch,
           0.90%, 12/22/03                               45,000   45,000
          BNP Paribas, London Branch,
           1.37%, 4/19/04                                25,000   25,027
           1.40%, 8/5/04                                 40,000   40,000
          BNP Paribas, New York Branch,
           1.34%, 2/10/04                                75,000   75,000
           1.25%, 7/20/04                                45,000   45,000
           1.39%, 8/27/04                                40,000   39,997
          Canadian Imperial Bank of Commerce,
           London Branch,
           1.10%, 6/30/04                                60,000   60,003

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
        CERTIFICATES OF DEPOSIT - 18.2% - CONTINUED
        Foreign Depository Institutions - 17.6% - (continued)
          Canadian Imperial Bank of Commerce,
           New York Branch,
           1.35%, 3/25/04                               $15,000  $15,011
           1.24%, 5/17/04                                30,000   29,998
           1.19%, 7/30/04                                50,000   49,997
          Credit Industriel et Commercial, New York
           Branch,
           1.11%, 1/6/04                                 25,000   25,000
          Credit Lyonnais, London Branch,
           1.12%, 4/1/04                                 42,000   42,000
          Dexia Bank Belgium, New York Branch,
           1.20%, 5/6/04                                 30,000   30,001
          Fortis Bank, New York Branch,
           0.91%, 12/17/03                               35,000   35,000
           1.00%, 12/29/03                               30,000   30,000
          HBOS Treasury Services, London Branch,
           1.26%, 12/8/03                                45,000   45,000
           1.18%, 5/10/04                                26,000   26,000
           1.19%, 5/12/04                                10,000   10,000
          ING Bank, London,
           1.05%, 1/23/04                                50,000   50,000
           1.26%, 1/26/04                                50,000   50,000
          KBC Bank,
           1.04%, 1/5/04                                 65,000   65,000
          Lloyds Bank, New York Branch,
           0.96%, 12/22/03                               30,000   30,000
          Monte Dei Paschi di Siena, New York Branch,
           1.11%, 2/19/04                                40,000   40,000
          Monte Dei Paschi di Siena, London Branch,
           1.12%, 2/27/04                                15,000   15,000
          National Australia Bank, London Branch,
           1.26%, 7/23/04                                30,000   30,001
           1.23%, 8/4/04                                 25,000   25,000
          Nordea Bank Finland, New York Branch,
           1.08%, 2/4/04                                 20,000   20,000
           1.28%, 3/18/04                                45,000   45,007
           1.29%, 3/24/04                                50,000   49,998
          Rabobank Nederland, New York Branch,
           1.19%, 12/3/03                                35,000   35,001
           1.31%, 5/12/04                                30,000   30,000
           1.18%, 7/30/04                                24,000   23,997
          Royal Bank of Canada, New York Branch,
           1.31%, 3/31/04                                50,000   50,000
          Royal Bank of Scotland, New York Branch,
           1.25%, 7/20/04                                40,000   40,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 18 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003



                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)
      CERTIFICATES OF DEPOSIT - 18.2% - CONTINUED
      Foreign Depository Institutions - 17.6% - (continued)
        Societe Generale, London Branch,
         1.25%, 12/29/03                                $60,000    $60,000
         1.27%, 4/13/04                                  45,000     45,003
         1.25%, 5/28/04                                  30,000     30,000
        Svenska Handelsbanken, Inc., New York
         Branch,
         1.26%, 1/23/04                                  70,000     70,000
         1.24%, 3/17/04                                  68,750     68,750
         1.09%, 4/5/04                                   30,000     30,000
        Toronto Dominion Bank, New York Branch,
         1.04%, 12/11/03                                 49,000     49,000
         1.22%, 3/17/04                                  72,600     72,600
        UBS AG, Stamford Branch,
         1.42%, 10/21/04                                 20,000     19,997
        Westpac Banking Corp.,
         1.23%, 4/13/04                                  30,000     29,999
      --------------------------------------------------------------------
                                                                 1,821,387
      --------------------------------------------------------------------
      Total Certificates of Deposits (cost $1,881,387)           1,881,387

      COMMERCIAL PAPER - 31.2%
      Auto Receivables - 2.2%
        FCAR1 Owner Trust,
         1.10%, 3/15/04                                  25,000     24,920
        Ford Credit Floorplan Master Owner Trust A,
         Motown Funding LLC, Series 2002-1,/ (1)/
         1.11%, 1/5/04                                   15,000     14,984
         1.12%, 1/9/04                                   60,000     59,927
         1.12%, 1/15/04                                  30,000     29,958
         1.11%, 1/20/04                                  55,000     54,915
        New Center Asset Trust,
         1.10%, 12/5/03                                  35,000     34,996
      --------------------------------------------------------------------
                                                                   219,700
      --------------------------------------------------------------------
      Credit Card Master Trusts - 1.6%
        Citibank Credit Card Master Trust, Dakota
         Certificates,
         1.07%, 12/5/03                                  40,000     39,995
         1.11%, 1/9/04                                   20,000     19,976
         1.11%, 1/13/04                                  50,000     49,934
        MBNA Credit Card Master Trust Emerald
         Certificates,
         1.08%, 12/3/03                                  30,000     29,998
         1.11%, 1/22/04                                  25,000     24,960
      --------------------------------------------------------------------
                                                                   164,863
      --------------------------------------------------------------------

                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
         COMMERCIAL PAPER - 31.2% - CONTINUED
         Food Stores - 0.7%
           Tesco PLC,
            1.07%, 12/10/03/ (1)/                      $41,500  $41,489
            1.06%, 12/19/03                             35,000   34,981
         --------------------------------------------------------------
                                                                 76,470
         --------------------------------------------------------------
         Foreign Depository Institutions - 2.8%
           Banco Santander Central Hispano,
            1.06%, 1/14/04                              30,000   29,961
            1.14%, 2/2/04                               22,000   21,956
           Danske Corporation, Inc.,
            1.12%, 4/1/04                               25,000   24,905
           Internationale Nederlanden (U.S.) Funding
            Corp.,
            1.00%, 12/10/03                             20,000   19,995
           UBS Finance, Inc., Delaware,
            1.05%, 12/1/03                             125,000  125,000
           Westpac Capital Corp.,
            1.03%, 12/23/03                             65,000   64,959
         --------------------------------------------------------------
                                                                286,776
         --------------------------------------------------------------
         Multi-Seller Conduits - 13.4%
           Amstel Funding Corp.,
            0.97%, 12/12/03                            131,000  130,961
            0.95%, 12/15/03                             30,000   29,989
            1.06%, 1/21/04                              15,000   14,977
            1.13%, 2/4/04                               55,000   54,888
            1.14%, 2/27/04                              37,214   37,110
            1.17%, 2/27/04                              11,322   11,290
            1.14%, 3/15/04                              14,000   13,954
            1.13%, 3/25/04                             100,000   99,639
           Amsterdam Funding Corp.,
            1.06%, 12/9/03                              20,000   19,995
            1.06%, 12/18/03                             40,000   39,980
           Apreco Corp.,
            1.06%, 12/12/03                             15,000   14,995
            1.06%, 12/22/03                             20,000   19,988
           Asset Securitization Cooperative Corp.,
            1.08%, 12/8/03                              20,000   20,000
           Blue Ridge Asset Funding,
            1.06%, 12/23/03                             43,058   43,030
           Bryant Park Funding LLC,
            1.12%, 1/16/04                              20,756   20,726
           Charta Corp.,
            1.06%, 12/11/03                             25,000   24,993
            1.06%, 12/19/03                             20,000   19,989

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       DIVERSIFIED ASSETS PORTFOLIO (continued)

                                                    PRINCIPAL
                                                     AMOUNT    VALUE
                                                     (000S)    (000S)
        COMMERCIAL PAPER - 31.2% - CONTINUED
        Multi-Seller Conduits - 13.4% - (continued)
          Clipper Receivables Corp.,
           1.06%, 12/12/03                           $50,000    $49,984
          Edison Asset Securitization,
           1.06%, 1/22/04                             25,000     24,962
          Eiffel Funding LLC,
           1.11%, 2/17/04/ (1)/                       18,000     17,957
          Fairway Finance Corp.,
           1.07%, 12/15/03                            20,000     20,000
          Jupiter Securitization Corp.,
           1.05%, 12/22/03                            75,000     74,954
           1.11%, 1/5/04/ (1)/                        11,881     11,868
          Lexington Parker Capital,
           1.08%, 12/1/03/ (1)/                       58,000     58,000
           1.06%, 1/16/04                             16,595     16,572
           1.10%, 1/20/04                             20,000     19,969
           1.11%, 1/23/04                             27,500     27,455
           1.17%, 2/27/04                             18,000     17,949
           1.12%, 3/5/04                              20,000     19,941
          Liberty Street Funding Co.,
           1.06%, 12/16/03                            22,000     21,990
          Receivables Capital Corp.,
           1.05%, 12/1/03                             45,000     45,000
           1.05%, 12/22/03                            70,441     70,398
          Regency,
           1.07%, 12/10/03                            15,140     15,136
           1.08%, 12/16/03                             7,000      6,997
           1.09%, 12/19/03                            18,000     17,990
          Sheffield Receivables Corp.,
           1.06%, 12/5/03                             20,000     19,998
           1.06%, 12/9/03                             25,000     24,994
           1.06%, 12/15/03                            10,000      9,996
           1.10%, 1/7/04                              28,423     28,391
          Tannehill Capital Co. LLC,
           1.11%, 1/20/04                             27,000     26,958
          Thames Asset Global Securitization No. 1, Inc.,
           1.10%, 1/6/04                              15,000     14,984
          Tulip Funding Corp.,
           1.08%, 12/5/03                             80,000     79,990
           1.10%, 1/30/04                             27,000     26,951
        ---------------------------------------------------------------
                                                              1,385,888
        ---------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT    VALUE
                                                   (000S)    (000S)
            COMMERCIAL PAPER - 31.2% - CONTINUED
            Non-Depository Personal Credit - 3.3%
              General Electric Capital Corp.,
               1.05%, 12/1/03                     $200,000  $200,000
               0.91%, 12/4/03                       75,000    74,994
               1.10%, 2/4/04                        20,000    19,960
               1.10%, 4/6/04                        50,000    49,806
            --------------------------------------------------------
                                                             344,760
            --------------------------------------------------------
            Printing and Publishing - 0.2%
              Gannet Company, Inc.,/ (1)/
               1.06%, 12/12/03                      15,000    14,995
            --------------------------------------------------------
            Single Seller Conduits - 0.9%
              Georgetown Funding Co.,
               1.08%, 12/4/03                       18,000    17,998
               1.10%, 12/16/03                      25,000    24,989
              Ticonderoga Funding LLC,
               1.09%, 12/1/03                       28,290    28,290
               1.10%, 1/8/04                        20,000    19,977
            --------------------------------------------------------
                                                              91,254
            --------------------------------------------------------
            Structured Investment Vehicles - 6.1%
              Beta Finance, Inc.,
               1.06%, 1/13/04                        7,000     6,991
               1.14%, 4/8/04                         6,000     5,975
              Cancara Asset Securitization Ltd.,
               1.10%, 1/15/04                       18,000    17,975
               1.12%, 2/17/04                       24,000    23,942
               1.11%, 2/26/04                       41,000    40,890
              CC USA, Inc.,
               1.06%, 1/15/04                        5,000     4,993
              Dorada Finance, Inc.,
               1.12%, 3/12/04                       13,000    12,959
               1.12%, 3/22/04                       14,000    13,951
              Grampian Funding Ltd.,
               0.98%, 12/9/03                       60,000    59,987
               0.97%, 12/10/03                     106,500   106,474
               0.94%, 12/19/03                      65,000    64,969
               1.18%, 5/11/04                       26,000    25,862
              Scaldis Capital LLC,
               1.06%, 12/15/03                      45,000    44,981
               1.07%, 12/29/03                      30,000    29,975
              Surrey Funding Corp.,
               1.11%, 1/14/04                       67,000    66,909
               1.11%, 1/16/04                       64,000    63,909

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 20 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003



                                                    PRINCIPAL
                                                     AMOUNT    VALUE
                                                     (000S)    (000S)
          COMMERCIAL PAPER - 31.2% - CONTINUED
          Structured Investment Vehicles - 6.1% - (continued)
            White Pine Finance LLC,
             1.20%, 12/22/03                         $20,000    $19,998
             1.12%, 2/10/04                           15,000     14,967
             1.14%, 4/13/04                            5,000      4,979
          -------------------------------------------------------------
                                                                630,686
          -------------------------------------------------------------
          Total Commercial Paper (cost $3,215,392)            3,215,392

          CORPORATE NOTES/BONDS - 11.4%
          Bank Holdings Companies - 0.5%
            Wells Fargo & Co. FRN,
             1.20%, 12/24/03                          35,000     35,029
             1.18%, 12/28/03                          16,500     16,508
          -------------------------------------------------------------
                                                                 51,537
          -------------------------------------------------------------
          Chemicals and Allied Products - 0.3%
            Merck & Company VR, MTN,/ (1)/
             4.49%, 2/22/04                           30,000     30,218
          -------------------------------------------------------------
          Communications - 1.2%
            Bellsouth Corp.,/ (1)/
             4.16%, 4/26/04                           60,000     60,653
            SBC Communications,/ (1)/
             4.18%, 6/5/04                            60,000     60,899
          -------------------------------------------------------------
                                                                121,552
          -------------------------------------------------------------
          Domestic Depository Institutions - 1.8%
            American Express Centurion Bank FRN,
             1.08%, 12/26/03                          20,000     19,998
            Bank One, N.A., Chicago,
             1.29%, 4/15/04                           50,000     49,998
             1.30%, 8/4/04                            30,000     30,000
            Marshall and Ilsley Bank,
             5.26%, 12/15/03                          74,000     74,099
            National City Bank FRN,
             1.16%, 12/12/03                          15,000     15,003
          -------------------------------------------------------------
                                                                189,098
          -------------------------------------------------------------
          Foreign Depository Institutions - 0.1%
            Royal Bank of Canada,
             1.10%, 12/10/03                          15,000     15,000
          -------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT    VALUE
                                                      (000S)    (000S)
       CORPORATE NOTES/BONDS - 11.4% - CONTINUED
       Insurance Carriers - 0.8%
         Allstate Life Global Funding II FRN,/ (1)/
          1.14%, 12/16/03                             $30,000    $30,000
         Metropolitan Life, FRN,/ (1)/
          1.13%, 12/15/03                              55,000     55,000
       -----------------------------------------------------------------
                                                                  85,000
       -----------------------------------------------------------------
       Non-Depository Personal Credit Institutions - 1.1%
         American General Finance Corp. FRN,
          1.52%, 12/18/03                              17,000     17,075
         General Electric Capital Corp.,
          1.20%, 12/9/03                               48,000     48,072
         SLM Corp.,/ (1)/
          1.12%, 12/1/03                               50,000     50,000
       -----------------------------------------------------------------
                                                                 115,147
       -----------------------------------------------------------------
       Security and Commodity Brokers - 4.1%
         Goldman Sachs Group,
          1.21%, 3/16/04                               95,000     95,000
          1.19%, 3/25/04                               35,000     35,000
          1.23%, 4/29/04                               85,000     85,000
         Lehman Brothers Holdings,
          1.17%, 12/22/03                             120,000    120,000
         Merrill Lynch & Co. FRN,
          1.25%, 12/11/03                              43,000     43,088
         Morgan Stanley FRN,
          1.42%, 1/22/04                               38,450     38,491
       -----------------------------------------------------------------
                                                                 416,579
       -----------------------------------------------------------------
       Transportation Equipment - 1.5%
         American Honda Finance FRN,/ (1)/
          1.35%, 1/16/04                               15,000     15,004
          1.08%, 1/20/04                               60,000     59,999
          1.38%, 2/17/04                               30,000     30,015
         BMW US Capital MTN,
          4.07%, 6/7/04                                45,000     45,675
       -----------------------------------------------------------------
                                                                 150,693
       -----------------------------------------------------------------
       Total Corporate Notes/Bonds (cost $1,174,824)           1,174,824

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       DIVERSIFIED ASSETS PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
       EURODOLLAR TIME DEPOSITS - 8.5%
       Domestic Depository Institutions - 3.1%
         Citibank Toronto, Canada,
          1.12%, 1/2/04                                 $10,000  $10,000
         Manufacturers & Traders Trust Co.,
          1.05%, 12/1/03                                 80,000   80,000
         State Street Bank & Trust Co., Grand Cayman,
          1.04%, 12/1/03                                140,000  140,000
         Sun Trust Bank, Atlanta, Grand Cayman,
          1.02%, 12/1/03                                 86,447   86,447
       -----------------------------------------------------------------
                                                                 316,447
       -----------------------------------------------------------------
       Foreign Depository Institutions - 5.4%
         Abbey National PLC, Grand Cayman,
          1.06%, 12/1/03                                117,000  117,000
         Banco Popular Espanol, Madrid,
          1.15%, 3/15/04                                 20,000   20,000
         Bank Nederlandse Gemeenten, The Hague,
          1.11%, 3/9/04                                  30,000   30,000
         Credit Suisse First Boston, Toronto,
          1.03%, 12/1/03                                 63,702   63,702
         Fortis Bank, Nederland, Amsterdam,
          1.07%, 12/24/03                                10,000   10,000
          1.11%, 1/30/04                                 25,000   25,000
         HBOS Treasury Services, London,
          1.12%, 2/24/04                                 35,000   35,000
         ING Belgium, Brussels,
          1.05%, 12/1/03                                120,000  120,000
         Natexis Banques Populaires, Paris,
          1.12%, 2/5/04                                  20,000   20,000
         Northern Rock PLC, Newcastle,
          1.14%, 2/17/04                                  4,000    4,000
         Svenska Handlesbanken, Stockholm, Sweden,
          1.12%, 2/27/04                                 20,000   20,000
         Unicredito Italiano, Milan,
          1.12%, 1/5/04                                  25,000   25,000
         Union Bank of Norway, Oslo,
          1.13%, 2/12/04                                 15,000   15,000
         Westpac Banking Corporation, London,
          1.05%, 12/10/03                                53,776   53,776
       -----------------------------------------------------------------
                                                                 558,478
       -----------------------------------------------------------------
       Total Eurodollar Time Deposits (cost $874,925)            874,925

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 4.5%
      Administration of Environmental & Housing Programs - 0.0%
        Tri-O Development LLC Program Notes, Series
         1999 (National City Bank LOC),
         1.17%, 12/8/03                                   $3,625   $3,625
      -------------------------------------------------------------------
      Amusement and Recreation Services - 0.2%
        Bloomingdale Lifetime Fitness LLC, Series 2000,
         1.14%, 12/8/03                                    4,770    4,770
        Harris County, Houston, Texas, Revenue Bonds,
         Series E, Sports Authority Junior Lien NFL,
         1.17%, 12/8/03                                    1,000    1,000
        HealthTrack Sports & Wellness, Series 1997,
         1.14%, 12/8/03                                    4,490    4,490
        Maryland Stadium Authority Sports Facilities
         Lease Revenue Bonds, Series A,
         1.11%, 12/8/03                                   16,300   16,300
      -------------------------------------------------------------------
                                                                   26,560
      -------------------------------------------------------------------
      Business Services - 0.1%
        Birchwood Acres Ltd. Taxable VRDB,
         Series 2000,
         1.20%, 12/8/03                                   12,410   12,410
      -------------------------------------------------------------------
      Chemicals and Allied Products - 0.1%
        McIntosh, Alabama, IDB Environmental
         Facilities Refunded Bonds, Series 1998-E
         (AMT), Ciba Specialty Chemicals Corp.,
         1.13%, 12/1/03                                   12,500   12,500
      -------------------------------------------------------------------
      Construction - 0.1%
        Metal Forming & Coining Corp. (National City
         Bank LOC),
         1.17%, 12/8/03                                    7,055    7,055
      -------------------------------------------------------------------
      Educational Services - 0.0%
        Washington State Housing Finance
         Commonwealth Revenue Bonds, Series
         2000B, Spokane Community College
         Foundation Project,
         1.15%, 12/8/03                                    2,105    2,105
      -------------------------------------------------------------------
      Electric Services - 0.1%
        California Department of Water Resources
         Power Supply Revenue Bonds,
         Series 2002B-2,
         1.10%, 12/1/03                                    6,650    6,650
      -------------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 22 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003



                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 4.5% - CONTINUED
       Engineering Accounting and Management - 0.1%
         California PCR Environmental Improvement
          Taxable CP, Series 1997, Browning Ferris
          Project,
          1.15%, 1/15/04                                 $10,000  $10,000
       ------------------------------------------------------------------
       Executive, Legislative & General Government - 0.9%
         Cook County, Illinois, G.O. Taxable Bonds,
          Series 2002A,
          1.17%, 12/8/03                                  22,000   22,000
         New York City, New York, Transitional Finance
          Authority Recovery, Series 3, Subseries 3B,
          1.10%, 12/1/03                                  25,600   25,600
         State of Massachusetts BAN, Series 2001B,
          1.11%, 12/1/03                                  22,905   22,905
         Texas Public Finance Authority Taxable Bonds,
          Unemployment Compensation Obligation
          Assessment,
          Series C-5,
          1.16%, 2/12/04                                  12,000   12,000
          Series D-1,
          1.15%, 3/4/04                                    7,000    7,000
       ------------------------------------------------------------------
                                                                   89,505
       ------------------------------------------------------------------
       Gas and Combined Utilities - 0.1%
         West Jefferson County, Alabama, Industrial
          Development Bonds, Series 1998, Alabama
          Power Co. Project PCR,
          1.08%, 12/1/03                                  10,100   10,100
       ------------------------------------------------------------------
       General Medical and Surgical Hospitals - 0.4%
         Harris County, Texas, Health Facility Development
          Corp. Revenue Bonds, Series 2002, Methodist
          Hospital,
          1.10%, 12/1/03                                  30,400   30,400
         Jacksonville, Florida, Health Facilities
          Authority Hospital Bonds, Series 2003A,
          1.10%, 12/1/03                                  14,500   14,500
       ------------------------------------------------------------------
                                                                   44,900
       ------------------------------------------------------------------
       Health Services - 0.1%
         Surgery Center Financing Corp. VRDN, Series
          1997 (NCC Bank LOC),/ (1)/
          1.17%, 12/8/03                                   5,305    5,305
       ------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
        MUNICIPAL INVESTMENTS - 4.5% - CONTINUED
        Land, Mineral and Wildlife - 0.1%
          Farmington, New Mexico, Pollution Control
           Revenue Bonds, Series 1994C (AMT), Arizona
           Public Service Co.,
           1.05%, 12/1/03                               $9,000   $9,000
        ---------------------------------------------------------------
        Membership Organizations - 0.1%
          American Association of Retired Persons VRDN,
           1.15%, 12/8/03                                6,300    6,300
        ---------------------------------------------------------------
        Non-Depository Personal Credit Institutions - 0.0%
          Folk Financial Services, Inc., Loan Program
           Notes, Series A (NCC Bank, Michigan LOC),
           1.14%, 12/8/03                                5,125    5,125
        ---------------------------------------------------------------
        Oil and Gas Extraction - 0.3%
          City of Valdez, Alaska, Series 2003C, BP
           Pipelines Inc. Project,
           1.10%, 12/1/03                               29,000   29,000
          Duncan Oil Co. VRDN, Series 2000,
           1.17%, 12/8/03                                3,820    3,820
        ---------------------------------------------------------------
                                                                 32,820
        ---------------------------------------------------------------
        Petroleum Refining - 0.3%
          Jackson County, Mississippi, PCR Refunding
           Bonds, Series 1993, Chevron U.S.A., Inc.,
           Project,
           1.10%, 12/1/03                               28,005   28,005
        ---------------------------------------------------------------
        Pipeline Except Natural Gas - 0.3%
          City of Valdez, Alaska, Marine Terminal
           Revenue Bonds, Series 2003B, BP Pipelines,
           Inc., Project,
           1.10%, 12/1/03                               34,400   34,400
        ---------------------------------------------------------------
        Public Finance Taxable & Monetary - 0.1%
          Oakland-Alameda County Coliseum Authority
           Taxable, Oakland Coliseum Arena,
           Series 1996 A-1,
           1.13%, 12/12/03                               6,400    6,400
        ---------------------------------------------------------------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 23 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       DIVERSIFIED ASSETS PORTFOLIO (continued)

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 4.5% - CONTINUED
      Real Estate - 0.2%
        Barrington Development Funding LLC Pooled
         Loan Program VRDN, Series 2002E,
         1.14%, 12/8/03                                  $4,315    $4,315
        MHS Realty Company LLC, Taxable Secured
         Promissory VRDN, Series 2001,
         1.22%, 12/8/03                                   8,305     8,305
        Muhlenberg, Kentucky, Medical Properties II
         Taxable VRDN, Series 2003,
         1.20%, 12/8/03                                   5,200     5,200
      -------------------------------------------------------------------
                                                                   17,820
      -------------------------------------------------------------------
      Residential Care - 0.4%
        Tulsa, Oklahoma IDA, Montercau Warren
         Woods,
         1.11%, 12/1/03                                  44,100    44,100
      -------------------------------------------------------------------
      Social Services - 0.1%
        Illinois Development Finance Authority, Series
         2002, Jewish Federation of Metropolitan
         Chicago Project,
         1.10%, 12/1/03                                  12,000    12,000
      -------------------------------------------------------------------
      Specialty Hospitals - 0.2%
        Loudoun County, Virginia, IDA Medical
         Research Organization, Series 2003E,
         Howard Hughes Medical Institute,
         1.05%, 12/1/03                                  22,900    22,900
      -------------------------------------------------------------------
      Urban and Community Development - 0.1%
        Tarrant County, Texas, Housing Financing
         Corp. Revenue Bonds, Series 2003, Gateway
         Arlington Airports Project,
         1.10%, 12/8/03                                   7,200     7,200
      -------------------------------------------------------------------
      Wholesale Trade - Durable Good - 0.1%
        Jackson County, Georgia, IDA Taxable
         Revenue Bonds, Series 2002, John W.
         Rooker, LLC Project,
         1.15%, 12/8/03                                   8,600     8,600
      -------------------------------------------------------------------
      Total Municipal Investments (cost $465,385)                 465,385

                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)
      U.S. GOVERNMENT AGENCIES - 6.6%/ (2)/
      Fannie Mae - 3.4%
        FNMA Discount Notes
         1.06%, 1/28/04                                $60,000    $59,898
         1.09%, 4/30/04                                 60,000     59,726
         1.03%, 5/28/04                                 10,000      9,949
        FNMA Notes
         4.75%, 3/15/04                                 11,000     11,109
         3.63%, 4/15/04                                  8,395      8,476
         5.63%, 5/14/04                                 32,445     33,116
         3.00%, 6/15/04                                 14,505     14,659
         1.50%, 10/1/04                                 27,500     27,500
         1.55%, 10/1/04                                 84,000     84,000
         1.35%, 10/25/04                                25,000     25,000
         1.62%, 12/8/04                                 20,000     20,000
      -------------------------------------------------------------------
                                                                  353,433
      -------------------------------------------------------------------
      Federal Home Loan Bank - 1.5%
        FHLB Notes
         5.38%, 1/5/04                                   6,105      6,129
         3.75%, 4/15/04                                 10,000     10,101
         3.38%, 5/14/04                                 15,000     15,159
         3.38%, 6/15/04                                 89,865     90,931
         1.55%, 12/8/04                                 30,000     30,000
      -------------------------------------------------------------------
                                                                  152,320
      -------------------------------------------------------------------
      Freddie Mac - 1.7%
        FHLMC Discount Notes
         1.23%, 2/26/04                                 15,000     14,956
         1.11%, 4/1/04                                  25,000     24,906
        FHLMC Notes
         3.25%, 12/15/03                                11,460     11,469
         5.00%, 1/15/04                                 10,935     10,984
         1.30%, 10/19/04                                30,000     30,000
         1.35%, 11/3/04                                 20,000     20,000
         1.50%, 11/30/04                                65,000     65,000
      -------------------------------------------------------------------
                                                                  177,315
      -------------------------------------------------------------------
      Total U.S. Government Agencies (cost $683,068)              683,068

      U.S. TREASURY OBLIGATIONS - 1.4%
        U.S. Treasury Note
         2.88%, 6/30/04                                145,000    146,513
      -------------------------------------------------------------------
      Total U.S. Treasury Obligations (cost $146,513)             146,513
      -------------------------------------------------------------------
      Investments, at Amortized Cost ($8,550,428)               8,550,428

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 24 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003

                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)
       REPURCHASE AGREEMENTS - 17.0%
       (Colld. by U.S. Government/Agency Securities)
       Joint Repurchase Agreements - 3.3%
         Bank of America Securities LLC, dated
          11/28/03, repurchase price $114,298
          1.02%, 12/1/03                              $114,288   $114,288
         Morgan Stanley & Co., Inc., dated 11/28/03,
          repurchase price $76,198
          1.00%, 12/1/03                                76,192     76,192
         Societe Generale - New York Branch, dated
          11/28/03, repurchase price $38,099
          1.02%, 12/1/03                                38,096     38,096
         UBS Securities LLC, dated 11/28/03,
          repurchase price $114,298
          1.03%, 12/1/03                               114,288    114,288
       ------------------------------------------------------------------
                                                                  342,864
       ------------------------------------------------------------------
       (Colld. by U.S. Government/Agency Securities)
       Repurchase Agreements - 13.7%
         Bank of America Securities, LLC, dated
          11/28/03, repurchase price $400,036
          1.07%, 12/1/03                               400,000    400,000
         Bear Stearns, Inc., dated 11/18/03,
          repurchase price $50,019
          1.05%, 12/15/03                               50,000     50,000
         Bear Stearns, Inc., dated 11/28/03,
          repurchase price $125,012
          1.11%, 12/1/03                               125,000    125,000
         Merrill Lynch, dated 11/28/03, repurchase
          price $74,007
          1.07%, 12/1/03                                74,000     74,000
         Merrill Lynch, dated 11/26/03, repurchase
          price $450,068
          1.08%, 12/1/03                               450,000    450,000
         UBS Securities LLC, dated 11/28/03,
          repurchase price $310,027
          1.06%, 12/1/03                               310,000    310,000
       ------------------------------------------------------------------
                                                                1,409,000
       ------------------------------------------------------------------
       Total Repurchase Agreements (cost $1,751,864)            1,751,864

           Total Investments - 99.9% (cost $10,302,292)   $10,302,292
              Other Assets less Liabilities - 0.1%             12,755
           ----------------------------------------------------------
           NET ASSETS - 100.0%                            $10,315,047

(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the value of these securities amounted to approximately $765,620,000 or 7.4% of net assets.
(2)The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 25 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       GOVERNMENT PORTFOLIO


                                          PRINCIPAL
                                           AMOUNT    VALUE
                                           (000S)    (000S)
                   U.S. GOVERNMENT AGENCIES - 76.8%/ (1)/
                   Fannie Mae - 35.7%
                     FNMA Discount Notes
                      1.06%, 12/1/03      $ 10,000  $ 10,000
                      1.10%, 12/1/03         5,400     5,400
                      1.12%, 12/1/03       109,755   109,755
                      1.12%, 12/1/03         6,000     6,000
                      1.03%, 12/2/03        25,190    25,189
                      1.10%, 12/2/03         5,800     5,800
                      1.06%, 12/3/03         6,400     6,400
                      1.10%, 12/3/03         8,650     8,649
                      1.10%, 12/9/03        29,605    29,598
                      1.10%, 12/9/03         5,175     5,174
                      1.12%, 12/9/03         1,000     1,000
                      1.10%, 12/10/03        9,500     9,497
                      1.02%, 12/11/03       16,400    16,395
                      1.10%, 12/11/03       13,890    13,886
                      1.10%, 12/15/03       22,800    22,790
                      1.12%, 12/15/03        1,110     1,109
                      1.10%, 12/16/03       10,000     9,995
                      1.10%, 12/17/03       10,208    10,203
                      1.03%, 12/24/03       20,000    19,987
                      1.05%, 12/24/03       20,785    20,771
                      1.05%, 12/31/03       10,700    10,691
                      1.09%, 12/31/03       50,000    49,955
                      1.12%, 1/2/04         26,000    25,974
                      1.14%, 1/2/04         25,000    24,975
                      1.10%, 1/28/04        10,000     9,982
                      1.08%, 2/18/04        10,300    10,276
                      1.10%, 2/18/04        25,250    25,189
                      1.12%, 3/1/04        100,000    99,717
                      1.10%, 4/5/04         15,000    14,942
                      1.03%, 5/28/04        15,000    14,924
                      1.15%, 6/21/04        50,000    49,676
                      1.21%, 6/25/04        61,000    60,576
                      1.18%, 7/23/04        25,000    24,807
                     FNMA FRN
                      1.06%, 12/18/03      202,000   201,975
                      1.27%, 1/7/04         75,000    74,968
                      1.00%, 1/20/04         5,000     4,998
                     FNMA Notes
                      5.13%, 2/13/04        70,000    70,559
                      3.63%, 4/15/04        25,000    25,221

                                              PRINCIPAL
                                               AMOUNT     VALUE
                                               (000S)     (000S)
             U.S. GOVERNMENT AGENCIES - 76.8%/ (1)/ - CONTINUED
             Fannie Mae - 35.7% - (continued)
                6.50%, 8/15/04                $ 10,000  $   10,360
             -----------------------------------------------------
                                                         1,147,363
             -----------------------------------------------------
             Federal Farm Credit Bank - 9.0%
               Federal Farm Credit Bank FRN
                1.00%, 12/4/03                  30,000      29,990
                1.02%, 12/10/03                 30,000      29,998
                1.02%, 12/10/03                 35,000      34,998
                1.03%, 12/17/03                 20,000      19,995
                1.04%, 12/22/03                100,000      99,984
                1.00%, 12/24/03                 15,000      14,997
                1.03%, 12/26/03                 50,000      49,975
               Federal Farm Credit Bank Note
                7.40%, 12/15/03                  7,500       7,518
             -----------------------------------------------------
                                                           287,455
             -----------------------------------------------------
             Federal Home Loan Bank - 9.7%
               FHLB Discount Notes
                0.94%, 12/1/03                  40,000      40,000
                1.06%, 1/30/04                  50,000      49,912
               FHLB FRN
                0.97%, 12/12/03                 30,000      29,999
                1.06%, 12/15/03                 50,000      49,984
                0.98%, 12/29/03                 15,000      14,999
                1.04%, 2/25/04                  25,000      24,994
               FHLB Notes
                2.75%, 12/4/03                   3,000       3,000
                5.38%, 1/5/04                   44,490      44,676
                3.27%, 2/12/04                   2,000       2,009
                1.46%, 11/12/04                 22,000      22,000
                1.55%, 12/8/04                  30,000      30,000
             -----------------------------------------------------
                                                           311,573
             -----------------------------------------------------
             Freddie Mac - 21.7%
               FHLMC Discount Notes
                1.10%, 12/1/03                   3,700       3,700
                1.05%, 12/4/03                  11,000      10,999
                1.55%, 12/4/03                  35,000      34,996
                1.02%, 12/5/03                  54,000      53,994
                1.10%, 12/5/03                   6,725       6,724
                1.10%, 12/11/03                 13,100      13,096
                1.20%, 12/15/03                  4,000       3,998
                1.06%, 12/16/03                 12,997      12,991

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 26 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003



                                                  PRINCIPAL
                                                   AMOUNT       VALUE
                                                   (000S)       (000S)
             U.S. GOVERNMENT AGENCIES - 76.8%/ (1)/ - CONTINUED
             Freddie Mac - 21.7% - (continued)
                1.10%, 12/18/03                   $  4,150    $    4,148
                1.10%, 12/19/03                     30,430        30,413
                1.05%, 12/31/03                     13,685        13,673
                1.10%, 12/31/03                      6,000         5,995
                1.10%, 1/14/04                       3,200         3,196
                1.06%, 1/15/04                      40,000        39,947
                1.10%, 1/29/04                       8,200         8,185
                1.09%, 2/2/04                       15,000        14,971
                1.08%, 2/12/04                       7,395         7,379
                1.08%, 2/13/04                      50,000        49,889
                1.09%, 4/1/04                       20,000        19,926
                1.28%, 4/22/04                      20,000        19,898
                1.30%, 4/22/04                      20,000        19,897
                1.17%, 5/20/04                      80,000        79,555
               FHLMC FRN
                1.11%, 12/9/03                      22,000        22,000
                1.07%, 2/4/04                      100,000        99,929
                1.13%, 2/9/04                       50,000        50,000
               FHLMC Notes
                3.25%, 12/15/03                     29,758        29,779
                5.25%, 2/15/04                       8,500         8,572
                3.75%, 4/15/04                      20,000        20,189
                4.50%, 8/15/04                      10,000        10,220
             -----------------------------------------------------------
                                                                 698,259
             -----------------------------------------------------------
             Student Loan Marketing Association - 0.7%
               SLMA Notes
                4.75%, 4/23/04                      10,855        11,003
                3.38%, 7/15/04                      10,000        10,139
             -----------------------------------------------------------
                                                                  21,142
             -----------------------------------------------------------
             Total U.S. Government Agencies (cost $2,465,792)  2,465,792
             U.S. GOVERNMENT OBLIGATIONS - 8.6%
               U.S. Treasury Bill
                0.88%, 12/4/03                     200,000       199,985
               U.S. Treasury Notes
                3.00%, 1/31/04                      50,000        50,169
                3.63%, 3/31/04                      25,000        25,193
             -----------------------------------------------------------
             Total U.S. Government Obligations (cost $275,347)   275,347

                                                     NUMBER OF
                                                      SHARES     VALUE
                                                      (000S)     (000S)
      OTHER - 0.8%
      Short-Term Investment Company Treasury
         Portfolio Money Market Fund                   25,000     $25,000
      --------------------------------------------------------------------
      Total Other (cost $25,000)                                   25,000
      --------------------------------------------------------------------
      Investments, at Amortized Cost (cost $2,766,139)          2,766,139
                                                     PRINCIPAL
                                                      AMOUNT     VALUE
                                                      (000S)     (000S)
      REPURCHASE AGREEMENTS - 16.7%
      (Colld. by U.S. Government/Agency Securities)
      Joint Repurchase Agreements - 4.5%
        Bank of America Securities LLC, dated
         11/28/03, repurchase price $48,739
         1.02%, 12/1/03                              $ 48,735      48,735
        Morgan Stanley & Co., Inc., dated 11/28/03,
         repurchase price $32,493
         1.00%, 12/1/03                                32,490      32,490
        Societe Generale - New York Branch,
         dated 11/28/03, repurchase price $16,246
         1.02%, 12/1/03                                16,245      16,245
        UBS Securities LLC, dated 11/28/03,
         repurchase price $48,739
         1.03%, 12/1/03                                48,735      48,735
      --------------------------------------------------------------------
                                                                  146,205
      --------------------------------------------------------------------
      (Colld. by U.S. Government/Agency Securities)
      Repurchase Agreements - 12.2%
        Lehman Brothers, Inc., dated 11/28/03,
         repurchase price $90,187
         1.09%, 12/1/03                                90,179      90,179
        Merrill Lynch, Inc., dated 11/28/03,
         repurchase price $200,018
         1.07%, 12/1/03                               200,000     200,000
        Merrill Lynch, Inc., dated 11/26/03,
         repurchase price $100,015
         1.08%, 12/1/03                               100,000     100,000
      --------------------------------------------------------------------
                                                                  390,179
      --------------------------------------------------------------------
      Total Repurchase Agreements (cost $536,384)                 536,384
      --------------------------------------------------------------------
      Total Investments - 102.9% (cost $3,302,523)              3,302,523
         Liabilities less Other Assets - (2.9)%                   (93,350)
      --------------------------------------------------------------------
      NET ASSETS - 100.0%                                      $3,209,173

(1)The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.


See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 27 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       GOVERNMENT SELECT PORTFOLIO

                                                   PRINCIPAL
                                                    AMOUNT     VALUE
                                                    (000S)     (000S)
        U.S. GOVERNMENT AGENCIES - 88.6%/ (1)/
        Federal Farm Credit Bank - 24.4%
          Federal Farm Credit Bank Discount Notes
           0.94%, 12/1/03                          $230,000  $  230,000
           0.96%, 12/1/03                            50,000      50,000
           0.96%, 12/4/03                            25,000      24,998
           0.96%, 12/10/03                           50,000      49,988
           0.96%, 12/16/03                           50,000      49,980
           1.32%, 12/18/03                           38,954      38,930
           1.35%, 12/30/03                           30,000      29,967
           0.99%, 1/14/04                            25,000      24,970
           1.00%, 2/23/04                            60,000      59,860
           1.10%, 3/10/04                            50,000      49,847
           1.26%, 3/16/04                            10,000       9,963
           1.02%, 6/4/04                             50,000      49,737
           1.07%, 6/14/04                            50,000      49,709
          Federal Farm Credit Bank FRN
           1.00%, 12/4/03                            50,000      49,983
           1.00%, 12/8/03                            85,000      84,997
           1.02%, 12/10/03                           75,000      74,952
           1.02%, 12/10/03                           15,000      14,999
           1.02%, 12/10/03                           30,000      29,998
           1.02%, 12/16/03                          100,000     100,000
           1.03%, 12/17/03                           40,000      39,990
           1.03%, 12/22/03                           20,000      19,995
           1.00%, 12/24/03                          130,000     129,966
           1.03%, 12/26/03                          100,000      99,951
           1.03%, 12/29/03                           20,000      19,988
          Federal Farm Credit Bank Notes
           7.40%, 12/15/03                           17,500      17,542
           3.88%, 12/15/04                           10,000      10,254
        ---------------------------------------------------------------
                                                              1,410,564
        ---------------------------------------------------------------
        Federal Home Loan Bank - 57.8%
          FHLB Discount Notes
           0.92%, 12/1/03                           180,000     180,000
           0.93%, 12/1/03                           150,000     150,000
           0.94%, 12/1/03                           810,011     810,011
           0.98%, 12/1/03                            90,000      90,000
           1.02%, 12/5/03                           100,000      99,989
           1.03%, 12/5/03                            64,510      64,503
           1.05%, 12/5/03                            22,700      22,697
           1.01%, 12/10/03                           15,874      15,870
           1.00%, 12/12/03                          100,000      99,969
           1.05%, 12/17/03                           16,484      16,476

                                                    PRINCIPAL
                                                     AMOUNT     VALUE
                                                     (000S)     (000S)
       U.S. GOVERNMENT AGENCIES - 88.6%/ (1)/ - CONTINUED
       Federal Home Loan Bank - 57.8% - (continued)
          0.99%, 12/19/03                           $ 45,000  $   44,978
          1.01%, 12/19/03                            121,065     121,004
          1.03%, 12/19/03                             18,000      17,991
          1.01%, 1/7/04                              130,000     129,865
          1.06%, 1/7/04                               10,000       9,989
          1.06%, 1/14/04                              11,025      11,011
          1.06%, 1/16/04                              70,000      69,906
          1.05%, 1/23/04                             100,000      99,845
          1.06%, 1/30/04                             133,000     132,765
          1.05%, 2/4/04                              110,369     110,160
          1.08%, 2/6/04                                8,800       8,782
          1.11%, 5/12/04                              13,883      13,813
          1.11%, 5/14/04                             142,305     141,581
         FHLB FRN
          0.97%, 12/12/03                            255,000     254,994
          1.01%, 12/12/03                             35,000      34,985
          1.06%, 12/15/03                             65,000      64,979
          0.98%, 12/29/03                             75,000      74,997
          1.04%, 2/25/04                              30,000      29,992
         FHLB Notes
          5.38%, 1/5/04                                3,900       3,916
          3.75%, 2/13/04                               5,605       5,634
          5.25%, 2/13/04                               2,450       2,470
          3.75%, 4/15/04                              96,285      97,191
          4.88%, 4/16/04                             166,870     169,166
          3.38%, 6/15/04                              45,000      45,525
          4.75%, 6/28/04                              40,000      40,809
          1.46%, 11/12/04                             22,000      22,000
          1.55%, 12/8/04                              40,000      40,000
       -----------------------------------------------------------------
                                                               3,347,863
       -----------------------------------------------------------------
       Student Loan Marketing Association - 0.3%
         SLMA Note
          4.75%, 4/23/04                              17,000      17,231
       -----------------------------------------------------------------
       Tennessee Valley Authority - 6.1%
         Tennessee Valley Authority Discount Notes
          0.95%, 12/4/03                             100,000      99,992
          0.95%, 12/10/03                            228,000     227,946
          0.96%, 12/11/03                             24,000      23,993
         Tennessee Valley Authority Note
          5.00%, 12/18/03                              3,815       3,821
       -----------------------------------------------------------------
                                                                 355,752
       -----------------------------------------------------------------
       Total U.S. Government Agencies (Cost $5,131,410)        5,131,410

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 28 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003



                                                   PRINCIPAL
                                                    AMOUNT            VALUE
                                                    (000S)            (000S)
                   U.S. GOVERNMENT OBLIGATIONS - 7.7%
                     U.S. Treasury Bill
                      0.89%, 1/8/04                $300,000          $299,720
                     U.S. Treasury Notes
                      3.00%, 1/31/04                100,000           100,339
                      3.63%, 3/31/04                 45,000            45,346
                   ----------------------------------------------------------
                   Total U.S. Government Obligations (Cost $445,405)  445,405

                                                    NUMBER OF
                                                     SHARES     VALUE
                                                     (000S)     (000S)
        OTHER - 0.2%
        AIM Short-Term Investment Government
          Tax Advantage Money Market Fund            10,000      $10,000
        ----------------------------------------------------------------
        Total Other (Cost $10,000)                                10,000
        ----------------------------------------------------------------
        Total Investments - 96.5% (Cost $5,586,815)            5,586,815
           Other Assets less Liabilities - 3.5%                  203,538
        ----------------------------------------------------------------
        NET ASSETS - 100.0%                                   $5,790,353

(1)The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 29 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       TAX-EXEMPT PORTFOLIO

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.5%
      Alabama - 0.0%
        Oxford G.O. VRDB, Series 1996, Trust Receipts
         SGB 34 (AMBAC Insured),/ (1)/
         1.17%, 12/8/03                                  $   100  $   100
      -------------------------------------------------------------------
      Arizona - 0.2%
        Pima County Development Authority Multifamily
         VRDB, Series 2001, Eastside Place
         Apartments Project (FNMA LOC),
         1.10%, 12/8/03                                    1,190    1,190
      -------------------------------------------------------------------
      Arkansas - 0.5%
        Arkansas Hospital Equipment Finance Authority
         VRDB, Series 1998, Arkansas Hospital
         Associations Pooled Finance Program (Bank
         of America LOC),
         1.19%, 12/8/03                                    2,750    2,750
      -------------------------------------------------------------------
      California - 3.3%
        California State RAWS, Series 2003A, (Forward
         Purchase Agreement with Citibank, Bank of
         America, Goldman Sachs and Morgan
         Stanley),
         2.00%, 6/16/04                                   15,000   15,072
        California Pollution Control Finance Authority
         Bonds, San Diego Gas & Electric (MBIA
         Insured),/ (1)/
         Merrill Lynch P-Float PA-538R,
         1.20%, 12/8/03                                    1,800    1,800
         Merrill Lynch P-Float PA-633R,
         1.20%, 12/8/03                                    2,500    2,500
      -------------------------------------------------------------------
                                                                   19,372
      -------------------------------------------------------------------
      Colorado - 1.4%
        Greenwood Village VRDB, Series 2003, City of
         Fiddlers Business Improvement District (U.S.
         Bank LOC),
         1.20%, 12/8/03                                    3,000    3,000
        Boulder Valley TAN, Series 2003A,
         2.00%, 6/30/04                                    5,000    5,029
      -------------------------------------------------------------------
                                                                    8,029
      -------------------------------------------------------------------
      District of Columbia - 2.1%
        District of Columbia Water & Sewer Revenue
         VRDB, Citicorp Eagle Trust 8121A (FSA
         Insured),/ (1)/
         1.17%, 12/8/03                                    7,000    7,000

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
       District of Columbia - 2.1% - (continued)
         District of Columbia Water & Sewer Revenue
          VRDB, Series 1998, Citibank Eagle Trust
          985201 (FSA Insured),/ (1)/
          1.17%, 12/8/03                                 $ 4,200  $ 4,200
         District of Columbia Revenue Bonds, Henry J.
          Kaiser Foundation (Kaiser Family Foundation
          Gtd.),
          1.14%, 12/8/03                                   1,200    1,200
       ------------------------------------------------------------------
                                                                   12,400
       ------------------------------------------------------------------
       Florida - 8.7%
         Jacksonville PCR Revenue Refunding Bonds,
          Series 1994, Florida Power & Light Project
          (Florida Power & Light Co. Gtd.),
          0.95%, 12/9/03                                   5,500    5,500
         Lee County Health Care Facilities IDA, Series
          1999B Shell Point Village Project (Bank of
          America LOC),
          1.10%, 12/8/03                                   8,600    8,600
         Miami-Dade County IDA, Series 2003, Goodwill
          Industries South Florida Project (SunTrust
          Bank LOC),
          1.10%, 12/8/03                                   2,000    2,000
         Orange County Health Facility Revenue VRDB,
          Morgan Stanley Floater Certificates
          Series 531 (FSA Insured),/ (1)/
          1.15%, 6/3/04                                   12,300   12,300
          Series 532 (AMBAC Insured),/ (1)/
          1.15%, 6/3/04                                   12,936   12,936
         Palm Beach County, Series 2003, Morse
          Obligation Group (Key Bank LOC),
          1.12%, 12/8/03                                   1,100    1,100
         Palm Beach County, Series 1988, Refunding
          Multifamily Cotton Bay Apartments (Credit
          Suisse First Boston LOC),
          1.08%, 12/8/03                                   2,500    2,500
         Sarasota County Public Hospital Board, Series
          1996A, Sarasota Memorial Hospital Project,
          1.11%, 2/4/04                                    5,800    5,800
       ------------------------------------------------------------------
                                                                   50,736
       ------------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 30 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003



                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
     Georgia - 5.7%
       Burke County Development Authority VRDB,
        Series 1992, Power Plant Vogtle Project
        (Georgia Power Gtd.),
        1.10%, 12/1/03                                     $   110  $   110
       Fulton County Development Authority VRDB,
        Series 2002, Lovett School Project (SunTrust
        Bank LOC),
        1.10%, 12/8/03                                       1,700    1,700
       Richmond County Hospital Authority Revenue
        Anticipation Certificates, Series 2003,
        University Health Services, Inc. (SunTrust
        Bank LOC),
        1.10%, 12/8/03                                       4,500    4,500
       Smyrna Multifamily Housing VRDB, Series 1995,
        Post Valley Project (Colld. by FNMA),
        1.10%, 12/8/03                                       4,400    4,400
       State of Georgia G.O. Bonds, Series 1999D,/ (1)/
        Citicorp Eagle Trust Series 97C1001,
        1.17%, 12/8/03                                         340      340
        Citicorp Eagle Trust Series 991002,
        1.17%, 12/8/03                                      22,500   22,500
     ----------------------------------------------------------------------
                                                                     33,550
     ----------------------------------------------------------------------
     Hawaii - 0.5%
       Honolulu City and County G.O. Bonds, Series C
        (FGIC Insured),
        1.30%, 12/8/03                                       3,000    3,000
     ----------------------------------------------------------------------
     Illinois - 19.9%
       Chicago Board of Education G.O. Unlimited
        VRDB, Series A, Merrill P-Floats PA-617,
        School Reform Board (FGIC Insured),/ (1)/
        1.16%, 12/8/03                                       4,995    4,995
       Chicago Board of Education Variable Rate
        Certificates, Series 2000A, School Reform
        Board (FGIC Insured),/ (1)/
        1.20%, 12/8/03                                       4,205    4,205
       Chicago G.O. Refunding VRDB, Series 1998,
        Citicorp Eagle Trust 981302 (FSA Insured),/ (1)/
        1.17%, 12/8/03                                       1,000    1,000
       Chicago Metropolitan Water Reclamation
        District G.O. VRDB, Series 2002A,
        1.06%, 12/8/03                                       1,300    1,300

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
     Illinois - 19.9% - (continued)
       Chicago School Reform Board G.O. VRDB,
        Series 1996, Bank of America Securities
        Variable Rate Certificates (MBIA Insured),/ (1)/
        1.20%, 12/8/03                                     $1,800   $1,800
       City of Evanston G.O. VRDB, Series 2002A,
        Sherman Plaza Project,
        1.10%, 12/8/03                                      6,100    6,100
       Illinois Development Finance Authority
        Economic Development Revenue Bonds,
        Series 2003, Resurrection Center Project
        (Harris Trust & Savings Bank LOC),
        1.10%, 12/8/03                                      5,035    5,035
       Illinois Development Finance Authority PCR
        VRDN, Series 1994, UNO-VEN Company
        Project (Bank One LOC),
        1.15%, 12/8/03                                      6,800    6,800
       Illinois Development Finance Authority Revenue
        Bonds, Series 1984, Enterprise Office Campus
        (Colld. by United States Treasuries),
        1.00%, 12/1/03                                      5,950    5,950
       Illinois Development Finance Authority Revenue
        Bonds, Series 2003A, Jewish Charities (Harris
        Trust & Savings Bank LOC),
        1.10%, 12/8/03                                      7,000    7,000
       Illinois Development Finance Authority Revenue
        Bonds, Series 2003, Mount Carmel High
        School Project (LaSalle Bank LOC),
        1.15%, 12/8/03                                      2,500    2,500
       Illinois Development Finance Authority Revenue
        Bonds, Series 2003, Rosecrane, Inc. Project
        (Bank One LOC),
        1.15%, 12/8/03                                      1,800    1,800
       Illinois Development Finance Authority Revenue
        Bonds, Series 1999, La Rabida Children's
        Hospital (Bank of America LOC),
        1.19%, 12/8/03                                      1,000    1,000
       Illinois Development Finance Authority Revenue
        Bonds, Series 2002, Sacred Heart Schools
        Project (Fifth-Third Bank LOC),
        1.15%, 12/8/03                                      2,500    2,500

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 31 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       TAX-EXEMPT PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)
       MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
       Illinois - 19.9% - (continued)
         Illinois First VRDB, Wachovia MERLOTS
          Series 2002B-04 (MBIA Insured),/ (1)/
          1.20%, 12/8/03                                $ 2,700  $  2,700
         Illinois Health Facilities Authority Revenue
          Bonds, Evanston Hospital Corp. (Evanston
          Northwestern Healthcare Gtd.)
          Series 1987E,
          1.08%, 5/17/04                                 10,000    10,000
          Series 1996,
          1.07%, 5/17/04                                  5,000     5,000
         Illinois Health Facilities Authority Revenue
          Bonds, Revolving Pooled Loan Facility
          (Bank One LOC),
          1.15%, 12/8/03                                  1,000     1,000
         Illinois State G.O. Notes, Series 2003,
          2.00%, 1/15/04                                 30,000    30,038
         Illinois State Sales Tax Revenue Bonds,
          Citigroup Series RR-II-R-4542 ROC,/ (1)/
          1.17%, 12/8/03                                  4,000     4,000
         Metropolitan Pier & Exposition Authority
          Morgan Stanley Floating Rate Trust
          Certificates 2000 VRDN, Series 296
          (AMBAC Insured),/ (1)/
          1.16%, 12/8/03                                  2,500     2,500
         Peoria IDR Bonds, Series 1997, Peoria
          Production Shop Project (Bank One LOC),
          1.25%, 12/8/03                                    775       775
         Regional Transportation Authority Revenue
          Bonds, Citicorp Eagle Trust Series 20001303
          (MBIA Insured),/ (1)/
          1.17%, 12/8/03                                  3,800     3,800
         Regional Transportation Authority Revenue
          VRDB, Wachovia MERLOTS Series 2001A93,
          (FGIC Insured),/ (1)/
          1.20%, 12/8/03                                  3,615     3,615
         Rockford Revenue Bonds, Series 2002,
          Wesley Willows Obligated Group
          (Marshall & Ilsley LOC),
          1.15%, 12/1/03                                  1,500     1,500
       ------------------------------------------------------------------
                                                                  116,913
       ------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
      Indiana - 5.6%
        Indiana Bond Bank Advance Funding Program
         Notes, Series 2003A (AMBAC Insured),
         2.00%, 1/27/04                                   $10,000  $10,014
        Indiana Health Facilities Finance Authority
         VRDB, Fayette Memorial Hospital
         Association (Fifth Third Bank LOC),
         1.15%, 12/1/03                                     1,500    1,500
        Indiana Public Improvement Board Bank
         Revenue VRDB, ABN Amro Muni-Tops
         Certificates, Series 2002-7A
         (MBIA Insured),/ (1)/
         1.20%, 5/12/04                                     7,500    7,500
        Indiana Transportation Authority Highway
         Revenue VRDB, Citicorp Eagle Trust
         Series 981402,/ (1)/
         1.17%, 12/8/03                                     5,460    5,460
        Shelby Eastern School Building Corp.
         First Mortgage Revenue Refunding Bonds,
         Wachovia MERLOTS Series 2001A84
         (FGIC Insured),/ (1)/
         1.20%, 12/8/03                                     4,825    4,825
        Sullivan Industrial PCR VRDB, Hoosier Energy
         Rural Electric Cooperative Project (Natural
         Rural Utilities Cooperative Finance Co. Gtd.),
         Series 1985L2,
         1.20%, 1/14/04                                     1,300    1,300
        Sullivan Industrial PCR VRDB, Hoosier Energy
         Rural Electric Cooperative Project
         Series 1985L6,
         1.20%, 1/14/04                                     2,200    2,200
      --------------------------------------------------------------------
                                                                    32,799
      --------------------------------------------------------------------
      Iowa - 1.4%
        Iowa Finance Authority Revenue Bonds,
         Series 2000, YMCA & Rehab Center Project
         (Bank of America LOC),
         1.15%, 12/8/03                                     2,300    2,300
        Iowa State Vision Special Fund,
         Wachovia MERLOTS, Series 2001A110
         (MBIA Insured),/ (1)/
         1.20%, 12/8/03                                     5,700    5,700
      --------------------------------------------------------------------
                                                                     8,000
      --------------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 32 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003



                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
       Kansas - 0.6%
         Kansas Development Finance Authority VRDB,
          Series 2000N, Hays Medical Center
          (U.S. Bank LOC),
          1.15%, 12/1/03                                $3,700   $ 3,700
       -----------------------------------------------------------------
       Kentucky - 0.4%
         Shively Education Revenue Bonds, Series 2003
          Spalding University (Bank One LOC),
          1.15%, 12/8/03                                 2,500     2,500
       -----------------------------------------------------------------
       Louisiana - 0.6%
         Louisiana State Offshore Terminal Authority
          Deepwater Revenue Bonds, Series 2003A,
          Loop Project (SunTrust Bank LOC),
          1.10%, 12/1/03                                 3,700     3,700
       -----------------------------------------------------------------
       Maryland - 0.6%
         Maryland State Health and Higher Educational
          Facilities Revenue Board VRDB, Series 2003D
          (M&T Bank LOC),
          1.12%, 12/8/03                                 3,400     3,400
       -----------------------------------------------------------------
       Michigan - 3.7%
         Detroit Sewage Disposal System VRDN,
          Wachovia MERLOTS (FGIC Insured),/ (1)/
          Series 2000,
          1.20%, 12/8/03                                   700       700
          Series 2001-A103,
          1.20%, 12/8/03                                 4,800     4,800
         Macomb County Hospital Finance Authority
          Revenue VRDB, Series 2003A2, Mt. Clemens
          General (Comerica Bank LOC),
          1.08%, 12/1/03                                 2,300     2,300
         Michigan Municipal Bond Authority Revenue
          Notes,
          Series 2003B1,
          2.00%, 8/20/04                                 7,500     7,552
          Series 2003B2, (JP Morgan Chase Bank LOC),
          2.00%, 8/23/04                                 2,500     2,517
         Southfield Economic Development Revenue
          VRDB, Series 2000, Lawrence Tech University
          Project (Bank One LOC),
          1.15%, 12/8/03                                 3,800     3,800
       -----------------------------------------------------------------
                                                                  21,669
       -----------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
       Minnesota - 1.5%
         Bernalillo County Gross Receipts TRB, Series
          2003-17, BNP Paribas STARS Certificates
          (MBIA Insured),/ (1)/
          1.15%, 12/8/03                                  $5,905   $5,905
         Center City, Minnesota Health Care Facilities
          Revenue VRDB, Series 2002, Hazelden
          Foundation Project (Allied Irish Bank LOC),
          1.20%, 12/8/03                                   2,600    2,600
       ------------------------------------------------------------------
                                                                    8,505
       ------------------------------------------------------------------
       Mississippi - 0.8%
         Mississippi Business Finance Corp. Revenue
          VRDB, Series 2000, St. Andrew's Project
          (Allied Irish Bank Insured),
          1.15%, 12/8/03                                     610      610
         Mississippi Development Bank Special
          Obligation VRDB, Series 2001A,
          Wachovia MERLOTS Series 20001A16
          (AMBAC Insured),/ (1)/
          1.20%, 12/8/03                                   4,095    4,095
       ------------------------------------------------------------------
                                                                    4,705
       ------------------------------------------------------------------
       Missouri - 1.6%
         St. Louis County IDA VRDB, Series 1996B,
          Friendship Village West County Project
          (LaSalle Bank LOC),
          1.15%, 12/8/03                                   1,400    1,400
         Curators of the University of Missouri VRDB,
          Series 2000B,
          1.10%, 12/1/03                                   1,600    1,600
         Missouri Development Finance Board Lease
          Revenue Bond, Series 2003,
          Missouri Association Municipal Utilities
          (U.S. Bank LOC),
          1.15%, 12/1/03                                   3,935    3,935
         Missouri State Health & Educational Facilities
          Authority Revenue Bonds, Series 2001A,
          Bethesda Health Group (U.S. Bank LOC),
          1.15%, 12/1/03                                   1,550    1,550
         Missouri State Health & Educational Facilities
          Revenue Bonds, Series 2000B,
          The Washington University,
          1.10%, 12/1/03                                   1,100    1,100
       ------------------------------------------------------------------
                                                                    9,585
       ------------------------------------------------------------------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 33 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       TAX-EXEMPT PORTFOLIO (continued)

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
     Nevada - 0.0%
       Las Vegas Nevada Water Bonds, MERLOTS
        Series 2003B10 (MBIA Insured),/ (1)/
        1.20%, 12/8/03                                    $   200  $   200
     ---------------------------------------------------------------------
     New Jersey - 0.2%
       New Jersey State TRANS, Series 2002,
        2.00%, 6/25/04                                      1,300    1,307
     ---------------------------------------------------------------------
     New York - 3.4%
       New York State Tollway Authority General
        Revenue BAN,
        1.13%, 3/25/04                                     20,000   20,002
     ---------------------------------------------------------------------
     North Carolina - 0.0%
       North Carolina Medical Care Commission
        Health Care Facilities Revenue VRDB,
        Wachovia MERLOTS Series 2001A39,
        Providend Place Project (Colld. by GNMA),/ (1)/
        1.20%, 12/8/03                                        100      100
     ---------------------------------------------------------------------
     North Dakota - 0.4%
       Ward County Health Care Facilities Revenue
        VRDB, Series 2002A, Trinity Obligation Group
        (US Bank LOC),
        1.15%, 12/1/03                                      2,100    2,100
     ---------------------------------------------------------------------
     Ohio - 2.6%
       Cincinnati Ohio Water Systems Revenue Bonds,
        Series 2003 II-R-212, Citigroup ROC (FSA
        Corp. Insured),/ (1)/
        1.17%, 12/8/03                                      7,000    7,000
       Franklin County Hospital Revenue VRDB, Series
        2001 II-R-55, Citigroup ROC, (U.S. Treasuries
        Escrowed),/ (1)/
        1.17%, 12/8/03                                      5,500    5,500
       Middletown Development Revenue VRDB,
        Series 2003, Bishop Penwick High School
        Project (Bank One LOC),
        1.15%, 12/8/03                                      2,450    2,450
     ---------------------------------------------------------------------
                                                                    14,950
     ---------------------------------------------------------------------
     Oklahoma - 2.2%
       Garfield County IDA VRDB, Series A, Oklahoma
        Gas & Electric Co. Project (Oklahoma Gas &
        Electric Co. Gtd.),
        1.41%, 12/8/03                                      7,000    7,000

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
       Oklahoma - 2.2% - (continued)
         Oklahoma Water Resources Board State Loan
          Program Revenue Bonds, Series 1994A,
          0.87%, 4/15/04                                 $2,000   $ 2,000
         Tulsa Industrial Authority Revenue VRDB,
          Series 2000B, University of Tulsa (MBIA
          Insured),
          1.15%, 12/8/03                                  3,900     3,900
       ------------------------------------------------------------------
                                                                   12,900
       ------------------------------------------------------------------
       Oregon - 1.4%
         Oregon Housing and Community Services
          Department Revenue Bonds, SFM Program,
          Series 2002O,
          1.30%, 12/23/03                                 8,250     8,250
       ------------------------------------------------------------------
       Pennsylvania - 0.1%
         Delaware Valley Regional Financial Authority
          Local Government Revenue VRDN, Merrill
          Lynch P-Floats PT-152 (AMBAC Insured),/ (1)/
          1.16%, 12/8/03                                    300       300
       ------------------------------------------------------------------
       South Carolina - 0.5%
         Oconee County PCR VRDB, Duke Energy Corp.
          (Bank One LOC),
          1.20%, 12/8/03                                  2,900     2,900
       ------------------------------------------------------------------
       Tennessee - 3.4%
         Clarksville Public Building Authority Revenue
          Bonds, Series 2001, Tennessee Municipal
          Bond Fund (Bank of America LOC),
          1.11%, 12/1/03                                  1,900     1,900
         Metropolitan Government Nashville & Davidson
          Counties Health & Educational Facilities
          Board Revenue VRDB, Series 2001B-2,
          Ascension Health Credit (Ascension
          Health Gtd.),
          1.25%, 1/5/04                                   2,000     2,000
         Metropolitan Government Nashville & Davidson
          Counties Health & Educational Facilities
          Board Revenue VRDB, Series 1985A,
          Vanderbilt University (Vanderbilt
          University Gtd.),
          1.15%, 1/15/04                                  2,450     2,450

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 34 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003



                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
     Tennessee - 3.4% - (continued)
       Metropolitan Government Nashville & Davidson
        Counties Industrial Development Board
        VRDB, Series 2002, University of Nashville
        Project (SunTrust Bank LOC),
        1.10%, 12/8/03                                    $3,000   $ 3,000
       Metropolitan Government Nashville & Davidson
        Counties Electric Revenue VRDN, Citicorp
        Eagle Trust Series 984201,/ (1)/
        1.17%, 12/8/03                                     3,800     3,800
       Sumner County Health, Education & Housing
        Facilities Board VRDB, Series 1999A, Hospital
        Alliance of Tennessee Pooled Program
        (Transamerica Life Insurance &
        Annuity Co. Gtd.),
        1.25%, 12/8/03                                       300       300
       Tennessee Local Development Authority State
        Loan Programs Revenue BAN, Series 2003,
        2.00%, 6/7/04                                      4,000     4,021
       Williamson County Industrial Development
        Board Revenue Bonds, Series 2003, Currey
        Ingram Academy Project (SunTrust Bank
        LOC),
        1.15%, 12/8/03                                     2,500     2,500
     ---------------------------------------------------------------------
                                                                    19,971
     ---------------------------------------------------------------------
     Texas - 13.3%
       Austin Water and Wastewater System Revenue
        Bonds, Series 2002A1, Wachovia MERLOTS
        (FSA Corp. Insured),/ (1)/
        1.20%, 12/8/03                                     2,985     2,985
       Bexar County VRDB, State Street Clipper Trust
        Series 2001-3 (Clipper Certificates Trust
        Insured),/ (1)/
        1.20%, 3/11/04                                     5,950     5,950
       City of Houston Water and Sewer Systems
        Revenue Bonds, Series 2003-14, BNP Paribas
        STARS Certificates (FSA Corp Insured),/ (1)/
        1.15%, 12/8/03                                     1,600     1,600
       City of San Antonio Educational Facilities Corp.
        Revenue Refunding Bonds, Series 2002,
        Trinity University Project,
        1.10%, 12/1/03                                       800       800

                                                           PRINCIPAL
                                                            AMOUNT   VALUE
                                                            (000S)   (000S)
    MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
    Texas - 13.3% - (continued)
      Comal Independent School District VRDB, ABN
       Amro Muni-Tops Certificates 1999-9 (PSF of
       Texas Gtd.),/ (1)/
       1.17%, 12/8/03                                       $ 6,500  $ 6,500
      Dallas G.O. Refunding VRDB, Morgan Stanley
       Floating Rate Certificates 1998, Series 93,/ (1)/
       1.16%, 12/8/03                                           595      595
      Dallas Independent School District G.O.
       Unlimited VRDN, Merrill Lynch Tax P-Floats
       PT-370 (Colld. by U.S. Treasury Securities),/ (1)/
       1.15%, 12/8/03                                         6,885    6,885
      Granbury Independent School District VRDN,
       Soc Gen Series 1999 SG-129 (PSF of
       Texas Gtd.),/ (1)/
       1.15%, 12/8/03                                         4,815    4,815
      Harris County Health Facilities Development
       Corp. Revenue VRDB, Wachovia
       MERLOTS Series 20001A87,
       (U.S. Treasuries Escrowed), /(1)/
       1.20%, 12/8/03                                         2,680    2,680
      Keller Independent School District VRDB, ABN
       Amro Muni-Tops 2001-26 (PSF of
       Texas Gtd.),/ (1)/
       1.17%, 12/8/03                                         4,000    4,000
      Northside Independent School District Building
       Revenue Bonds, Series 2003 (PSF of
       Texas Gtd.),
       1.02%, 6/15/04                                         4,000    4,000
      Princeton Independent School District VRDB,
       Soc Gen Series 2003 SGB-41 (PSF of
       Texas Gtd.),/ (1)/
       1.17%, 12/8/03                                         4,750    4,750
      San Antonio City Electric & Gas VRDB,
       Wachovia MERLOTS Series 2001A68 (Colld.
       by U.S. Treasury Securities),/ (1)/
       1.20%, 12/8/03                                         3,630    3,630
      State of Texas TRAN, Series 2003,
       2.00%, 8/31/04                                        20,000   20,123
      Texas A&M University VRDB, Citigroup Series
       2003A RR-II-R-4005 ROC,/ (1)/
       1.17%, 12/8/03                                         4,810    4,810

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 35 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       TAX-EXEMPT PORTFOLIO (continued)

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
       Texas - 13.3% - (continued)
         Texas City Industrial Development Corp. VRDB,
          Wachovia MERLOTS Series 2000A34 Arco
          Pipeline Project (BP PLC Gtd.),/ (1)/
          1.20%, 12/8/03                                 $3,945   $ 3,945
       ------------------------------------------------------------------
                                                                   78,068
       ------------------------------------------------------------------
       Utah - 1.2%
         Salt Lake County PCR VRDB, Service Station
          Holdings (BP PLC Gtd.),
          1.10%, 12/1/03                                  2,000     2,000
         Utah Water Finance Agency Revenue VRDB,
          Series 2002A2 (AMBAC Insured),
          1.17%, 12/8/03                                  5,030     5,030
       ------------------------------------------------------------------
                                                                    7,030
       ------------------------------------------------------------------
       Virginia - 1.2%
         Chesapeake Bay Bridge & Tunnel
          Communication VRDB, Wachovia MERLOTS
          Series 2000A39 (MBIA Insured),/ (1)/
          1.20%, 12/8/03                                  2,300     2,300
         Chesterfield County IDA VRDB, Series 2002A,
          Virginia State University Real Estate Fund
          Project (Bank of America LOC),
          1.10%, 12/8/03                                  4,460     4,460
       ------------------------------------------------------------------
                                                                    6,760
       ------------------------------------------------------------------
       Washington - 6.3%
         Seattle Light and Power VRDB, Citigroup ROC
          II-R (FSA Corp. Insured),/ (1)/
          Series 47,
          1.17%, 12/8/03                                  1,900     1,900
          Series 48,
          1.17%, 12/8/03                                  5,995     5,995
         Washington Public Power Supply System
          Revenue VRDN, Citicorp Eagle Trust
          Series 944701,/ (1)/
          1.17%, 12/8/03                                  9,400     9,400
         Washington State G.O. Refunding VRDB, Eagle
          Trust Series 1993C,/ (1)/
          1.17%, 12/8/03                                  9,500     9,500
         Washington State G.O. Series 2002R-03-A
          Series 2002A57, Wachovia MERLOTS (MBIA
          Insured),/ (1)/
          1.20%, 12/8/03                                  6,180     6,180

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
       Washington - 6.3% - (continued)
         Washington State Housing Finance Commission
          Nonprofit Housing VRDB, Series 2003,
          Gonzaga Preparatory School Project (Bank of
          America LOC),
          1.15%, 12/8/03                                $2,500   $ 2,500
         Washington State Housing Finance Commission
          Nonprofit Housing VRDB, Series 1994,
          Rockwood Retirement Communities Program
          (Wells Fargo Bank LOC),
          1.13%, 12/1/03                                 1,500     1,500
       -----------------------------------------------------------------
                                                                  36,975
       -----------------------------------------------------------------
       Wisconsin - 2.5%
         University of Wisconsin Hospital and Clinics
          Authority Revenue Bonds, Series 2000RR,
          Wachovia MERLOTS (FSA Corp. Insured),/ (1)/
          1.20%, 12/8/03                                 3,000     3,000
         Wisconsin Health and Educational Facilities
          Authority Revenue Bonds, Series 2002,
          Meriter Hospital, Inc. Project (Marshall &
          Ilsley Bank LOC),
          1.15%, 12/1/03                                 3,250     3,250
         Wisconsin Health & Educational Facilities
          Authority Revenue VRDB, Series 2002A, Cap
          Acs Pool Vernon Memorial Hospital (U.S.
          Bank LOC),
          1.15%, 12/1/03                                 1,900     1,900
         Wisconsin Health & Educational Facilities
          Authority Revenue VRDB, Series 94A, Sinai
          Samaritan Medical Center (Marshall & Ilsley
          Bank LOC),
          1.15%, 12/8/03                                 2,932     2,932
         Wisconsin Health and Educational Facilities
          Authority Revenue Bonds, St. Joseph
          Community Hospital (Marshall & Ilsley
          Bank LOC),
          1.15%, 12/8/03                                   645       645
         Wisconsin Public Power Inc. System, Series
          1996A JPM Chase PUTTER, Series 285Z
          (MBIA Insured),/ (1)/
          1.16%, 12/8/03                                 2,920     2,920
       -----------------------------------------------------------------
                                                                  14,647
       -----------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 36 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003



                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)
        MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
        Multiple States Pooled Securities - 1.7%
          State Street Clipper Multistate Tax-Exempt
           Trust Certificates, Series 1998A,/ (1)/
           1.35%, 12/8/03                              $9,955     $9,955
        ----------------------------------------------------------------
        Total Municipal Investments (cost $583,018)              583,018

                                                       NUMBER
                                                      OF SHARES  VALUE
                                                       (000S)    (000S)
        OTHER - 0.5%
          AIM Tax Free Money Market Fund                2,214      2,214
          Dreyfus Tax-Exempt Cash Management Fund         417        417
        ----------------------------------------------------------------
        Total Other (cost $2,631)                                  2,631
        ----------------------------------------------------------------
        Total Investments - 100.0% (cost $585,649)               585,649
           Other Assets less Liabilities - 0.0%                      132
        ----------------------------------------------------------------
        NET ASSETS - 100.0%                                     $585,781


                At November 30, 2003 the Tax-Exempt Portfolio's investments were diversified as follows:
                INDUSTRY SECTOR                             PERCENTAGE
                Air, Water and Solid Waste Management                   5.2%
                Educational Services                                    9.8
                Electric Services                                       5.0
                Executive, Legislative and General Government          31.3
                General Medical and Surgical                            8.8
                Health Care Equipment and Services                      5.6
                All other sectors less than 5%                         34.3
                ------------------------------------------------------------------
                Total                                                 100.0%

(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the value of these securities amounted to approximately $252,471,000 or 43.1% of net assets.


See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 37 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       MUNICIPAL PORTFOLIO


                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.3%
      Alabama - 0.9%
        Alabama HFA Multifamily, Series 1996A, Rime
         Village Hoover Project (Colld. By FNMA),
         1.10%, 12/8/03                                  $ 4,200  $ 4,200
        Town of Mobile Alabama PCR Revenue
         Refunding Bond, Series 1994A, Alabama
         Power Co. Project (Alabama Power Gtd.),
         1.10%, 12/1/03                                    2,200    2,200
      -------------------------------------------------------------------
                                                                    6,400
      -------------------------------------------------------------------
      Arizona - 3.1%
        Arizona Health Facilities Authority Revenue
         Bond, Series 2003B-1 The Terraces Project
         (Lloyds TSB Bank LOC),
         1.10%, 12/8/03                                    5,000    5,000
        Arizona School District TAN COPS, Financing
         Program Series 2003,
         1.75%, 7/30/04                                    5,500    5,527
        Pima County Development Authority Multifamily
         VRDB, Series 2001 Eastside Place
         Apartments Project (FNMA LOC),
         1.10%, 12/8/03                                    3,700    3,700
        Pima County IDA VRDB, Series 2002A, La
         Posada Senior Living Facilities Project
         (LaSalle Bank LOC),
         1.10%, 12/8/03                                    2,295    2,295
        Salt River Arizona Agriculture Improvement &
         Power Electric System Series 1993C, Floating
         Rate Trust Receipts,/ (1)/
         1.22%, 12/8/03                                    4,800    4,800
      -------------------------------------------------------------------
                                                                   21,322
      -------------------------------------------------------------------
      California - 5.8%
        California State RAWS, Series 2003A, (Forward
         Purchase Agreement with Citibank, Bank of
         America, Goldman Sachs and Morgan
         Stanley),
         2.00%, 6/16/04                                   24,000   24,114
        California Pollution Control Finance Authority
         San Diego Gas and Electric Merrill Lynch
         P-Floats PA-538R (MBIA
         Insured Obligations),/ (1)/
         1.20%, 12/8/03                                   12,300   12,300

                                                           PRINCIPAL
                                                            AMOUNT   VALUE
                                                            (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.3% - CONTINUED
     California - 5.8% - (continued)
       California Pollution Control Finance Authority
        San Diego Gas and Electric Merrill Lynch
       P-Floats PA-633R (MBIA Insured Obligations),/ (1)/
        1.20%, 12/8/03                                      $4,050   $4,050
       Los Angeles Department of Water and Power
        Revenue Bonds VRDB, Series 2001B-1,
        1.10%, 12/1/03                                         100      100
     ----------------------------------------------------------------------
                                                                     40,564
     ----------------------------------------------------------------------
     Colorado - 1.2%
       Boulder Valley Colorado School District, TAN,
        Series 2003A,
        1.75%, 6/30/04                                       4,000    4,018
       Denver Refunding COPS Civic Center, Series
        2003C, Wellington E. Webb Municipal Office
        Building (AMBAC Insured),
        1.10%, 12/8/03                                       1,500    1,500
       City of Greenwood Village, Series 2003,
        Fiddlers Business Improvement District
        (U.S. Bank LOC),
        1.20%, 12/8/03                                       3,000    3,000
     ----------------------------------------------------------------------
                                                                      8,518
     ----------------------------------------------------------------------
     District of Columbia - 1.8%
       District of Columbia Revenue, Series 2003,
        Henry J. Kaiser Foundation (Kaiser Family
        Foundation Gtd.),
        1.14%, 12/8/03                                       4,700    4,700
       District of Columbia Revenue VRDB, Series
        2003, American Psychological Association
        (Bank of America LOC),
        1.15%, 12/8/03                                       2,820    2,820
       District of Columbia Revenue VRDB, National
        Public Radio, Inc. (SunTrust Bank LOC),
        1.10%, 12/8/03                                       5,200    5,200
     ----------------------------------------------------------------------
                                                                     12,720
     ----------------------------------------------------------------------
     Florida - 5.7%
       Florida State Board of Education, Citibank
        Eagle 20030025,/ (1)/
        1.17%, 12/8/03                                       4,900    4,900
       Jacksonville Electric Authority Revenue Bonds,
        Series 2001, Electric System Subordinated,
        1.10%, 12/1/03                                       1,000    1,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 38 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003



                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.3% - CONTINUED
       Florida - 5.7% - (continued)
         Jacksonville PCR Revenue Refunding Bonds,
          Series 1994, Florida Power & Light Project
          (Florida Power & Light Co. Gtd.),
          0.95%, 12/9/03                                 $5,500   $ 5,500
         Lee Memorial Health System Board of Directors
          Hospital Revenue Bonds,
          Series 1995A,
          1.13%, 12/1/03                                  5,500     5,500
          Series 1997B,
          1.13%, 12/1/03                                    400       400
         Miami-Dade County Educational Facilities
          Authority Revenue Bonds, Series 2000,
          International University Foundation Project
          (SunTrust Bank LOC),
          1.10%, 12/8/03                                    500       500
         Nassau County Florida Solid Waste Revenue
          Refunding Bonds Series 1999 (Wachovia
          Bank LOC),
          1.11%, 12/8/03                                  1,000     1,000
         Orange County Health Facilities Revenue VRDB,
          Series 531, Morgan Stanley Floater
          Certificates (FSA Insured),/ (1)/
          1.15%, 6/3/04                                   4,700     4,700
         Orange County Health Facilities Revenue VRDB,
          Series 532, Morgan Stanley Floater
          Certificates (AMBAC Insured),/ (1)/
          1.15%, 6/4/04                                   3,560     3,560
         Orange County HFA VRDB, Series 1987A,
          Citicorp Eagle Trust (Colld. by GNMA
          Securities),/ (1)/
          1.17%, 12/8/03                                    100       100
         Palm Beach County, Series 2003, Morse
          Obligation Group (Key Bank LOC),
          1.12%, 12/8/03                                  8,900     8,900
         Palm Beach County Economic Development
          Revenue Bonds, Series 1999, YMCA Boynton
          Beach Project (SunTrust Bank LOC),
          1.10%, 12/8/03                                  2,000     2,000
         Palm Beach County Health Facilities Bethesda
          Healthcare System Project, Series 2001 (Sun
          Trust Bank LOC),
          1.10%, 12/1/03                                  1,800     1,800
       ------------------------------------------------------------------
                                                                   39,860
       ------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.3% - CONTINUED
      Georgia - 10.0%
        Athens-Clarke University Government
         Development Authority University of Georgia
         Athletic Association Project, Series 2003
         (SunTrust Bank LOC),
         1.10%, 12/1/03                                  $ 2,000  $ 2,000
        Burke County Development Authority PCR
         Bonds, Series 1999, Georgia Power Plant
         Vogtle Project (Georgia Power Gtd.),
         1.10%, 12/1/03                                    4,300    4,300
        Cobb County Housing Authority, Series 1993
         Terrell Mill II Association Project (General
         Electric Capital Corp. LOC),/ (1)/
         1.20%, 12/8/03                                   10,600   10,600
        Cobb County Housing Authority Multifamily,
         Series 1996, Post Bridge Project (Colld. by
         FNMA Securities),
         1.10%, 12/8/03                                   10,850   10,850
        DeKalb County Hospital Authority Revenue
         VRDN, Series B, Atlantic Certificates, DeKalb
         Medical Center (SunTrust Bank LOC),
         1.10%, 12/8/03                                    3,505    3,505
        Fulton County Development Authority Revenue
         VRDB, Series 2002, Lovett School Project
         (SunTrust Bank LOC),
         1.10%, 12/8/03                                    2,000    2,000
        Gwinett County Multifamily Housing Revenue
         VRDB, Series 1997, Post Chase Project (Colld.
         by FNMA Securities),
         1.10%, 12/8/03                                    7,000    7,000
        Macon Water Authority & Sewer Revenue
         Bonds, Series 2001A,
         1.11%, 12/8/03                                    1,100    1,100
        Macon-Bibb Hospital Authority, Series 2000,
         Revenue Anticipation Certificates (SunTrust
         Bank LOC),
         1.10%, 12/1/03                                      695      695
        Putnam County PCR Bonds, Series 1998,
         Georgia Power Plant Branch (Georgia
         Power Gtd.),
         1.10%, 12/1/03                                    2,100    2,100

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 39 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       MUNICIPAL PORTFOLIO (continued)

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.3% - CONTINUED
     Georgia - 10.0% - (continued)
       Richmond County Hospital Authority Revenue
        Anticipation Certificates, Series 2003,
        University Health Services, Inc. (SunTrust
        Bank LOC),
        1.10%, 12/8/03                                     $5,500   $ 5,500
       Savannah Housing Authority Multifamily,
        Somerset Place Project (Colld. by FNMA
        Securities),
        Series 1996A,
        1.10%, 12/8/03                                      3,050     3,050
        Series 1996B,
        1.10%, 12/8/03                                      3,400     3,400
       Smyrna Multifamily Housing Authority Revenue
        VRDB, Series 1996, Gardens Post Village
        Project (FNMA Gtd.),
        1.10%, 12/8/03                                      7,200     7,200
       Smyrna Multifamily Housing, Series 1995, Post
        Valley Project (Colld. by FNMA Securities),
        1.10%, 12/8/03                                      6,500     6,500
     ----------------------------------------------------------------------
                                                                     69,800
     ----------------------------------------------------------------------
     Hawaii - 0.3%
       Honolulu City and County Bonds,
        Series C (FGIC Insured),
        1.30%, 12/4/03                                      2,000     2,000
     ----------------------------------------------------------------------
     Illinois - 14.6%
       Chicago G.O. Refunding VRDB, Series 1998,
        Citicorp Eagle Trust 981302 (FSA Insured),/ (1)/
        1.17%, 12/8/03                                        500       500
       Chicago Metro Water District G.O. Bonds VR,
        Series 2002A,
        1.06%, 12/8/03                                      1,300     1,300
       Chicago Park District G.O. Tax Park Project,
        Series 2001 A61 Wachovia MERLOT (FGIC
        Insured),/ (1)/
        1.20%, 12/8/03                                      1,515     1,515
       Chicago School Reform Board G.O. Bonds,
        Series 1996 Variable Rate Certificates,
        (MBIA Insured), /(1)/
        1.20%, 12/8/03                                      4,900     4,900
       Chicago Board of Education, G.O. Unlimited
        School Reform Board, Series A PA 616 (FGIC
        Insured),/ (1)/
        1.16%, 12/8/03                                        500       500

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.3% - CONTINUED
     Illinois - 14.6% - (continued)
       City of Aurora VRDB, Series 2003, Community
        Counseling Center of Fox Valley Project
        (Harris Trust and Savings Bank LOC),
        1.20%, 12/8/03                                     $3,210   $3,210
       City of Evanston, Series 2002A, G.O. Sherman
        Plaza Project,
        1.10%, 12/8/03                                        800      800
       Illinois Development Finance Authority Revenue
        VRDB, Series 1999, Aurora Central Catholic
        High School (Allied Irish Bank LOC),
        1.40%, 12/8/03                                      1,000    1,000
       Illinois Development Finance Authority Revenue
        VRDB, Series 2001, YMCA of Metro Chicago
        (Harris Trust and Savings Bank LOC),
        1.10%, 12/1/03                                      2,000    2,000
       Illinois Development Finance Authority VRDB,
        Series 2003, Rosecrane Inc. Project
        (Bank One LOC),
        1.15%, 12/8/03                                      4,150    4,150
       Illinois Development Finance Authority Revenue
        VRDB, Oak Crest Residence Project
        (Bank One LOC),
        1.25%, 12/8/03                                      1,300    1,300
       Illinois Development Finance Authority Revenue
        VRDB, Series 1994, WBEZ Alliance Project
        (LaSalle Bank LOC),
        1.10%, 12/8/03                                        100      100
       Illinois Development Finance Authority Revenue
        VRDB, Series 2000, WTTW Communications,
        Inc. (LaSalle Bank LOC),
        1.10%, 12/8/03                                      2,000    2,000
       Illinois Educational Facilities, Series 2003,
        Elmhurst College (Bank One LOC),
        1.15%, 12/8/03                                      2,000    2,000
       Illinois Educational Facilities Authority Revenue
        Bonds, Series 2000, Lake County Family
        YMCA (Harris Trust and Savings Bank LOC),
        1.10%, 12/8/03                                        100      100
       Illinois Educational Facilities Authority Revenue
        Bonds, Series 2003B, Augustana College
        (LaSalle Bank LOC),
        1.15%, 12/8/03                                      3,590    3,590

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 40 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003



                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)
      MUNICIPAL INVESTMENTS - 99.3% - CONTINUED
      Illinois - 14.6% - (continued)
        Illinois Educational Facilities Authority
         Revenue Bonds, University of Chicago,
         1.00%, 7/30/04                                 $ 5,000  $  5,000
        Illinois First VRDB, Series 2002, Wachovia
         MERLOTS Series 2002B-2004 (MBIA
         Insured),/ (1)/
         1.20%, 12/8/03                                   6,295     6,295
        Illinois Health Facilities Authority Revenue
         Bonds, Evanston Hospital Corp. (Evanston
         Northwestern Healthcare Gtd.),
         Series 1987B,
         1.08%, 5/17/04                                  10,000    10,000
         Series 1996,
         1.07%, 5/17/04                                   5,000     5,000
        Illinois Health Facilities Authority Revenue
         Bonds, Series 1996B, Franciscan Eldercare
         Village (LaSalle Bank LOC),
         1.15%, 12/8/03                                   1,350     1,350
        Illinois Health Facilities Authority Revenue
         Bonds, Series 1997, Central Baptist Home for
         the Aged Project (Allied Irish Bank LOC),
         1.15%, 12/8/03                                   9,800     9,800
        Illinois Health Facilities Authority Revenue
         Bonds, Series 1997B, Friendship Village of
         Schaumburg (LaSalle Bank LOC),
         1.10%, 12/8/03                                   4,000     4,000
        Illinois Health Facilities Authority VRDN,
         Series 1994, Riverside Health System
         (LaSalle Bank LOC),
         1.21%, 12/8/03                                     540       540
        Illinois State G.O. Notes, Series 2003,
         2.00%, 1/15/04                                   5,000     5,006
         1.50%, 5/15/04                                  20,000    20,048
        Regional Transportation Authority Revenue
         VRDB, Citicorp Eagle Trust Series 20001303
         (MBIA Insured),/ (1)/
         1.17%, 12/8/03                                     500       500
        Regional Transportation Authority Revenue
         VRDB, Wachovia MERLOT Series 2001-A73
         (MBIA Insured),/ (1)/
         1.20%, 12/8/03                                   4,970     4,970
      -------------------------------------------------------------------
                                                                  101,474
      -------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.3% - CONTINUED
       Indiana - 3.3%
         Indiana Bond Bank, Series 2003A, Midyear
          Funding Program Notes,
          1.25%, 4/15/04                                 $10,000  $10,011
         Indiana Bond Bank, Series 2003A, Advance
          Funding Program Notes (AMBAC Insured),
          2.00%, 1/27/04                                   4,000    4,006
         Indiana Health Facilities Financing Authority
          Revenue VRDB, Series 2001, Franciscan
          Eldercare (LaSalle Bank LOC),
          1.10%, 12/8/03                                     600      600
         Indiana State Development Finance Authority,
          Series 2003, YMCA of Southwest Indiana
          (Wells Fargo Bank LOC),
          1.15%, 12/8/03                                   5,000    5,000
         Vincennes Indiana Economic Development
          Revenue VRDB, Knox County
          (Wells Fargo Bank LOC),
          1.15%, 12/8/03                                   3,100    3,100
       ------------------------------------------------------------------
                                                                   22,717
       ------------------------------------------------------------------
       Iowa - 3.3%
         Grinnell Hospital Revenue Bonds, Series 2001,
          Grinnell Regional Medical Center
          (US Bank LOC),
          1.15%, 12/1/03                                   1,000    1,000
         Iowa Finance Authority Economic Development
          Revenue Bonds, Series 2002, Iowa West
          Foundation Project (U.S. Bank LOC),
          1.13%, 12/8/03                                   4,300    4,300
         Iowa Finance Authority Retirement Community
          Reveune Bonds Series 2003B, Wesley
          Retirement Services (Wells Fargo Bank LOC),
          1.10%, 12/8/03                                   6,010    6,010
         Iowa Finance Authority Health Care Facilities
          Revenue VRDB, Series 2003A, St. Luke's
          Health Foundation of Sioux City Project
          (General Electric Capital Corp LOC),
          1.10%, 12/8/03                                   6,300    6,300
         Iowa Higher Education Loan Authority Revenue
          VRDB, Series 2002, Luther College Project
          (U.S. Bank LOC),
          1.10%, 12/8/03                                   5,500    5,500
       ------------------------------------------------------------------
                                                                   23,110
       ------------------------------------------------------------------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 41 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       MUNICIPAL PORTFOLIO (continued)

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.3% - CONTINUED
      Kansas - 1.4%
        Johnson County Unified School District No. 512
         VRDB, Wachovia MERLOTS Series 2001-A92,/ (1)/
         1.20%, 12/8/03                                  $9,500   $ 9,500
      -------------------------------------------------------------------
      Kentucky - 0.1%
        Mason County PCR VRDB, Series 1984B-1, East
         Kentucky Power Project (National Rural
         Utilities Cooperative Finance Co. Gtd.),
         1.32%, 12/8/03                                     605       605
      -------------------------------------------------------------------
      Louisiana - 0.3%
        New Orleans G.O. VRDB, Series 1998, Wachovia
         MERLOTS Series 2002-A20 (FGIC Insured),/ (1)/
         1.20%, 12/8/03                                   2,105     2,105
      -------------------------------------------------------------------
      Maryland - 1.5%
        Gaithersburg Economic Development Revenue
         VRDN, Asbury Methodist (MBIA Insured),
         1.10%, 12/8/03                                   5,500     5,500
        Howard County Revenue VRDB, Series 2002A,
         Vantage House Facilities (LaSalle Bank LOC),
         1.10%, 12/8/03                                   5,000     5,000
      -------------------------------------------------------------------
                                                                   10,500
      -------------------------------------------------------------------
      Massachusetts - 0.6%
        Brockton Housing Development Corp.
         Multifamily Housing Revenue VRDB, Series
         1992A, Lehman Floating Rate Trust Receipts,
         Series 2002-L48 (FNMA Gtd.),/ (1)/
         1.17%, 12/8/03                                   4,485     4,485
      -------------------------------------------------------------------
      Michigan - 3.9%
        Detroit Sewage Disposal System VRDN,
         Wachovia MERLOTS Series 2001-A103 (FGIC
         Insured),/ (1)/
         1.20%, 12/8/03                                   6,290     6,290
        Grand Rapids Economic Development Corp.
         Revenue Bonds, Series 1991A, Amway Hotel
         (Standard Federal Bank LOC),
         1.18%, 12/8/03                                   2,525     2,525
        Kentwood Economic Development Corp. VRDN,
         Series 2002, Holland Home Obligated Group
         (LaSalle Bank LOC),
         1.10%, 12/8/03                                   1,900     1,900

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.3% - CONTINUED
       Michigan - 3.9% - (continued)
         Michigan Municipal Bond Authority Revenue
          Notes Series 2003B-2 (JP Morgan Chase
          Bank LOC),
          2.00%, 8/23/04                                $5,000   $ 5,035
         Michigan State Hospital Finance Authority,
          Series 2003A, Crittenton Hospital (Comerica
          Bank LOC),
          1.08%, 12/1/03                                 5,200     5,200
         Michigan State Building Authority Revenue
          Bonds, Series 2003 I, Citigroup ROCS
          RR II-R 220,/ (1)/
          1.17%, 12/8/03                                 6,000     6,000
       -----------------------------------------------------------------
                                                                  26,950
       -----------------------------------------------------------------
       Minnesota - 2.3%
         Minneapolis Housing Revenue Bonds, Series
          1988, Symphony Place Project (Colld. By
          FHLMC Securities),
          1.10%, 12/8/03                                 8,710     8,710
         Minneapolis Student Housing, Series 2003,
          Riverton Community Housing Project (LaSalle
          Bank LOC),
          1.20%, 12/8/03                                 3,500     3,500
         Minnesota State G.O., Series 2003, Citigroup
          ROCS RR II-R Series 4309,/ (1)/
          1.17%, 12/8/03                                 3,685     3,685
       -----------------------------------------------------------------
                                                                  15,895
       -----------------------------------------------------------------
       Mississippi - 0.1%
         Jackson Redevelopment Authority Urban
          Renewal Revenue VRDB, Jackson Med Mall
          Foundation Project (Bank One LOC),
          1.15%, 12/8/03                                   200       200
         Medical Center Educational Building, Adult
          Hospital Project (AMBAC Insured),
          1.08%, 12/1/03                                   700       700
       -----------------------------------------------------------------
                                                                     900
       -----------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 42 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003



                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.3% - CONTINUED
      Missouri - 1.8%
        Missouri Health & Educational Facilities VRDB,
         Series 1999, Pooled Hospital Freeman Health
         System (KBC Bank LOC),
         1.19%, 12/8/03                                   $4,060   $ 4,060
        Missouri State Health and Educational Authority
         Revenue Bonds Luthern Service
         (US Bank LOC),
         1.15%, 12/8/03                                    3,300     3,300
        Missouri State Health and Educational
         Facilities, Series 2002A, Christian Brothers
         (US Bank LOC),
         1.15%, 12/1/03                                    1,700     1,700
        Missouri State Development Finance Board
         Infrastructure Facilities VRDB, Series 2000C,
         St. Louis Convention Center (U.S. Bank LOC),
         1.15%, 12/1/03                                    1,000     1,000
        State of Missouri Health and Educational
         Facilities Series 2000B, The Washington
         University,
         1.10%, 12/1/03                                    2,200     2,200
      --------------------------------------------------------------------
                                                                    12,260
      --------------------------------------------------------------------
      Nevada - 0.8%
        Las Vegas Water, Series 2003B MERLOTS
         Series 2003B010 (MBIA Insured),/ (1)/
         1.20%, 12/8/03                                      295       295
        Nevada Muni Bond Bank Revenue VRDB, Series
         1997-SGB 31 (FGIC Insured),/ (1)/
         1.17%, 12/8/03                                    5,165     5,165
      --------------------------------------------------------------------
                                                                     5,460
      --------------------------------------------------------------------
      New Jersey - 0.7%
        New Jersey State Housing and Mortgage
         Finance Agency Revenue Bonds, Series
         2003DD, Home Buyer (MBIA Insured),
         1.05%, 4/1/04                                     3,000     3,000
        New Jersey State TRANS, Series 2003,
         2.00%, 6/25/04                                    2,000     2,011
      --------------------------------------------------------------------
                                                                     5,011
      --------------------------------------------------------------------
      New York - 2.6%
        New York State Mortgage Agency Revenue
         VRDB, Series 2002-34B,
         1.05%, 4/2/04                                     8,025     8,025

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.3% - CONTINUED
       New York - 2.6% - (continued)
         New York State Tollway Authority General
          Revenue Notes,
          1.13%, 3/25/04                                 $5,000   $ 5,000
         Ulster County BANS, Series 2003,
          1.75%, 6/11/04                                  5,000     5,022
       ------------------------------------------------------------------
                                                                   18,047
       ------------------------------------------------------------------
       North Carolina - 1.6%
         North Carolina Medical Care Commission
          Health Care Facilities Revenue VRDB,
          Wachovia MERLOTS Series 2001-A39,
          Provident Place Project (Colld. by GNMA
          Securities),/ (1)/
          1.20%, 12/8/03                                  7,390     7,390
         North Carolina Medical Care Commission
          Health Care Facilities Revenue VRDB, Series
          2002, First Mortgage, Southminster
          (Wachovia Bank LOC),
          1.11%, 12/8/03                                  3,470     3,470
       ------------------------------------------------------------------
                                                                   10,860
       ------------------------------------------------------------------
       North Dakota - 0.2%
         Ward County Health Care Facilities VRDB,
          Series 2002A, Trinity Obligation Group (US
          Bank LOC),
          1.15%, 12/1/03                                  1,200     1,200
       ------------------------------------------------------------------
       Ohio - 1.0%
         Ohio State G.O. Bonds, Citigroup ROCS RR II
          R4037,/ (1)/
          1.17%, 12/8/03                                  7,000     7,000
       ------------------------------------------------------------------
       Oklahoma - 0.7%
         Garfield County IDA VRDB, Series A, Oklahoma
          Gas and Electric Co. Project (Oklahoma Gas
          and Electric Co. Gtd.),
          1.41%, 12/8/03                                  3,000     3,000
         Oklahoma Water Resources Board, Series
          1994-A, State Loan Program Revenue Bonds,
          0.87%, 4/15/04                                  2,000     2,000
       ------------------------------------------------------------------
                                                                    5,000
       ------------------------------------------------------------------
       Pennsylvania - 0.7%
         Delaware Valley Regional Finance Authority
          Local Government Revenue VRDN, Merrill
          Lynch P-Floats PT-152 (AMBAC Insured),/ (1)/
          1.16%, 12/8/03                                  2,300     2,300

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 43 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       MUNICIPAL PORTFOLIO (continued)

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.3% - CONTINUED
       Pennsylvania - 0.7% - (continued)
         State Public School Building Philly Project,
          Series 2003A42, Wachovia MERLOT (FSA
          Corp. Insured),/ (1)/
          1.20%, 12/8/03                                 $2,900   $2,900
       -----------------------------------------------------------------
                                                                   5,200
       -----------------------------------------------------------------
       South Carolina - 0.6%
         South Carolina State Housing, Finance and
          Development Multifamily Revenue VRDB,
          Series 2001, East Ridge Apartments Project
          (General Electric Capital Corp. LOC),/ (1)/
          1.20%, 12/8/03                                  3,900    3,900
       -----------------------------------------------------------------
       Tennessee - 4.8%
         Clarksville Public Building Authority, Series
          2001, Tennessee Municipal Bond Fund (Bank
          of America LOC),
          1.11%, 12/1/03                                    500      500
         McMinn County Industrial Development Board
          Revenue Bonds, Series 2002, Tennessee
          Wesleyan College Project (Regions
          Bank LOC),
          1.20%, 12/8/03                                  2,615    2,615
         Metropolitan Government Nashville & Davidson
          Counties Health and Educational Facilities
          Board Revenue VRDB, Ascension Health
          Credit,
          Series 2001B-1,
          1.00%, 8/3/04                                   2,000    2,000
          Series 2001B-2 (Ascension Health
          Credit Gtd.),
          1.25%, 1/5/04                                   2,000    2,000
         Metropolitan Government Nashville & Davidson
          Counties Industrial Development Board
          VRDB, Series 2002, Belmont University
          Project (SunTrust Bank LOC),
          1.10%, 12/8/03                                  8,100    8,100
         Metropolitan Government Nashville & Davidson
          Counties Industrial Development Board
          VRDB, Series 2002, University of Nashville
          Project (SunTrust Bank LOC),
          1.10%, 12/8/03                                  1,000    1,000

                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)
      MUNICIPAL INVESTMENTS - 99.3% - CONTINUED
      Tennessee - 4.8% - (continued)
        Sevier County Public Building Authority Local
         Government Public Improvement VRDB (FSA
         Corp. Insured), Series 2000 IV-B-1
         1.09%, 12/1/03                                 $1,270    $ 1,270
        Sevier County Public Building Authority Local
         Government Public Improvement VRDB
         (AMBAC Insured),
         Series 2000 IV-E-1,
         1.09%, 12/1/03                                  1,175      1,175
         Series 2001 IV-G-2,
         1.09%, 12/1/03                                  1,000      1,000
         Series 2001 IV-H-6,
         1.09%, 12/1/03                                  3,000      3,000
         Series 2002 IV-I-2,
         1.09%, 12/1/03                                  2,020      2,020
         Series 2002 IV-J-4,
         1.09%, 12/1/03                                  2,005      2,005
        Shelby Health, Educational and Housing
         Facilities Board Revenue VRDB, Series 2003,
         St. Benedict High School Project (Amsouth
         Bank LOC),
         1.15%, 12/8/03                                  5,000      5,000
        Tennessee Local Development Authority, Series
         2003, State Loan Program Revenue BANS,
         2.00%, 6/7/04                                   2,000      2,010
      -------------------------------------------------------------------
                                                                   33,695
      -------------------------------------------------------------------
      Texas - 13.6%
        Bastrop Independent School District VRDB,
         Soc Gen Municipal Securities Trust, Series
         1997 SGB-37 (PSF of Texas Gtd.),/ (1)/
         1.17%, 12/8/03                                    400        400
        Bexar County Health Facilities Development
         Corp. Revenue Bonds, Air Force Village
         (Bank of America LOC),
         1.10%, 12/8/03                                  3,900      3,900
        Bexar County Revenue Bonds, State Street
         Clipper Trust 2001-3 (MBIA Insured),/ (1)/
         1.20%, 3/11/04                                  7,000      7,000
        Comal Independent School District VRDB, ABN
         Amro MuniTops Certificates 1999-9 (PSF of
         Texas Gtd.),/ (1)/
         1.17%, 12/8/03                                  1,300      1,300

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 44 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003



                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
    MUNICIPAL INVESTMENTS - 99.3% - CONTINUED
    Texas - 13.6% - (continued)
      Conroe Independent School District VRDB, ABN
       Amro MuniTops Certificates 2002-1 (PSF of
       Texas Gtd.),/ (1)/
       1.10%, 5/26/04                                      $ 9,995  $ 9,995
      Dallas G.O. Refunding Bonds, Morgan Stanley
       Floating Rate Certificates, Series 1998-93,/ (1)/
       1.16%, 12/8/03                                          200      200
      Grand Prairie Housing Finance Corp. Multifamily
       Housing Revenue VRDB, Series 1985, Lincoln
       Windcliff Project (General Electric Capital
       Corp Gtd.),
       1.15%, 12/8/03                                          500      500
      Harris County Health Facilities Development
       Corp. Revenue VRDB, Wachovia MERLOTS
       Series 2001-A87 (U.S. Treasuries
       Escrowed),/ (1)/
       1.20%, 12/8/03                                          975      975
      Keller Independent School District VRDB,
       ABN Amro MuniTops 2001-26,
       (PSF of Texas Gtd.),/ (1)/
       1.17%, 12/8/03                                        2,500    2,500
      Leander Independent School District 2003
       Citigroup Eagle Trust, Series 20030039-CL A
       (PSF of Texas Gtd.),/ (1)/
       1.17%, 12/8/03                                       14,045   14,045
      Northside Independent School District Series
       2003A (PSF of Texas Gtd.),
       1.00%, 8/1/04                                         6,000    6,000
      State of Texas TRANS, Series 2003,
       2.00%, 8/31/04                                       39,000   39,240
      Texas A&M University System Revenue
       Financing System Commercial Paper Notes,
       Series 2001 (Texas A&M University Gtd.),
       0.95%, 1/22/04                                        5,000    5,000
      Wallis Higher Educational Facilities St. Mark's
       Episcopal School Project, Series 2001 (Bank
       One LOC),
       1.10%, 12/8/03                                        1,950    1,950
      West Side Calhoun County Development
       Authority, Sohio Chemical Co. Project (BP
       PLC Gtd.),
       1.10%, 12/1/03                                        2,200    2,200
    -----------------------------------------------------------------------
                                                                     95,205
    -----------------------------------------------------------------------

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.3% - CONTINUED
     Virginia - 0.6%
       Harrisonburg Industrial Development Authority
        VRDB Bonds, Series 2000, Wachovia Pooled
        Loan Program (Wachovia Bank LOC),
        1.10%, 12/8/03                                     $ 3,900  $ 3,900
     ----------------------------------------------------------------------
     Washington - 6.8%
       King County G.O. Refunding Bonds,
        Series 1998 B, ABN Amro Munitops
        Certificates Series 2001-1 (MBIA Insured),/ (1)/
        1.17%, 12/8/03                                       7,500    7,500
       State of Washington Variable Purpose G.O.
        Bonds, Series 2000B, Eagle Trust Series
        20004701,/ (1)/
        1.17%, 12/8/03                                       2,300    2,300
       Washington Public Power Supply System
        Revenue VRDN, Citicorp Eagle Trust Series
        944701,/ (1)/
        1.17%, 12/8/03                                       5,600    5,600
       Washington State G.O. Refunding VRDB, Eagle
        Trust Series 1993C,/ (1)/
        1.17%, 12/8/03                                       6,900    6,900
       Washington State, Series 2003, Association of
        Community and Migrant Health Centers (U.S.
        Bank LOC),
        1.15%, 12/8/03                                       3,200    3,200
       Washington State G.O. Bonds, Series 1993B,
        Soc Gen Trust SGB-13,/ (1)/
        1.17%, 12/8/03                                      21,950   21,950
     ----------------------------------------------------------------------
                                                                     47,450
     ----------------------------------------------------------------------
     Wisconsin - 2.5%
       Wauwatosa Housing Authority Adjustable Rate
        Put Option, Series 1995, San Camillo, Inc.
        Project (U.S. Bank LOC),
        1.10%, 12/8/03                                       1,700    1,700
       Wisconsin State Health and Educational
        Facilities, Series 2003, Agnesian Healthcare
        Project (Marshall & Ilsley Bank LOC),
        1.15%, 12/1/03                                       3,000    3,000

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 45 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2003


       MUNICIPAL PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)
       MUNICIPAL INVESTMENTS - 99.3% - CONTINUED
       Wisconsin - 2.5% - (continued)
         Wisconsin Health & Educational Facilities
          Authority Revenue VRDB, Series 94A, Sinai
          Samaritan Medical Center (Marshall & Ilsley
          Bank LOC),
          1.15%, 12/8/03                                $3,830   $  3,830
         Wisconsin Health & Educational Facilities
          Authority Revenue VRDB, Series 2002,
          Pooled Loan Financing Program (U.S. Bank
          LOC),
          1.15%, 12/8/03                                 5,000      5,000
         Wisconsin Health & Educational Facilities
          Authority Revenue VRDB, Cap Acs Pool
          Vernon Memorial Hospital (U.S. Bank LOC),
          Series 2002A,
          1.15%, 12/1/03                                   900        900
          Series 2002B,
          1.15%, 12/1/03                                 2,780      2,780
       ------------------------------------------------------------------
                                                                   17,210
       ------------------------------------------------------------------
       Multiple States Pooled Security - 0.1%
         Clipper Multistate Tax-Exempt Trust
          Certificates, Series A,/ (1)/
          1.35%, 12/8/03                                   880        880
       ------------------------------------------------------------------
       Total Municipal Investments (cost $691,703)                691,703

                                                  NUMBER OF
                                                   SHARES      VALUE
                                                   (000S)      (000S)
        OTHER - 0.6%
          AIM Tax Free Money Market Fund            3,440        $3,440
          Dreyfus Tax-Exempt Cash
           Management Fund                            715           716
        ----------------------------------------------------------------
        Total Other (cost $4,156)                                 4,156
        ----------------------------------------------------------------
        Total Investments - 99.9% (cost $695,859)               695,859
           Other Assets less Liabilities - 0.1%                   1,065
        ----------------------------------------------------------------
        NET ASSETS - 100.0%                                 $   696,924

        At November 30, 2003, the Municipal Portfolio's investments were diversified as follows:
        INDUSTRY SECTOR                                     PERCENTAGE
        Educational Services                                       10.6%
        Executive, Legislative and General Government              32.7
        General Medical and Surgical                                8.7
        Real Estate                                                 7.8
        Residential Care                                            7.3
        All other sectors less than 5%                             32.9
        ----------------------------------------------------------------
        Total                                                     100.0%

(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the value of these securities amounted to approximately $206,750,000 or 29.7% of net assets.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 46 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       ABBREVIATIONS AND OTHER INFORMATION
                                                              NOVEMBER 30, 2003


The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent either the stated date on the security or the next interest reset/puttable date for floating and variable rate securities per SEC rules.

Amortized cost also represents cost for federal income tax purposes.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

   EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

AMBAC   American Municipal Bond
        Assurance Corporation

AMT     Alternative Minimum Tax

BAN     Bond Anticipation Notes

Colld.  Collateralized

CP      Commercial Paper

COP     Certificate of Participation

FGIC    Financial Guaranty
        Insurance Corporation

FHLB    Federal Home Loan Bank

FHLMC   Freddie Mac

FNMA    Fannie Mae

FRN     Floating Rate Notes

FSA     Financial Security Assurance

GNMA    Government National
        Mortgage Association

G.O.    General Obligation

Gtd.    Guaranteed

HFA     Housing Finance Authority

IDA     Industrial Development
        Authority

IDB     Industrial Development
        Board

IDR     Industrial Development
        Revenue

LOC     Letter of Credit

MBIA    Municipal Bond Insurance
        Association

MERLOTS Municipal Exempt Receipts
        Liquidity Optional Tender

MTN     Medium Term Notes

PCR     Pollution Control Revenue

PUTTER  Puttable Tax-Exempt
        Receipts

P-Floats Puttable Floating Rate
         Security

PSF      Permanent School Fund

RAW      Revenue Anticipation
         Warrants

ROC      Reset Option Certificates

SFM      Single Family Mortgage

SLMA     Student Loan Marketing
         Association

Soc Gen  Societe Generale

SGB      Societe Generale Bank

STARS    Short Term Adjustable Rate
         Securities

TAN      Tax Anticipation Notes

TRAN     Tax and Revenue
         Anticipation Notes

TRB      Tax Revenue Bond

VRDB     Variable Rate Demand Bonds

VRDN     Variable Rate Demand Notes

VR       Variable Rate

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 47 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS



1   ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes twenty-three portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). Northern Trust Investments, N.A. ("NTI") (formerly known as Northern Trust Investments, Inc.), a direct subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser for all of the Trust's money market portfolios (the "Portfolios"). Northern Trust is the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") are the Trust's co-administrators and Northern Funds Distributors, LLC is the Trust's distributor.

Presented herein are the financial statements for each of the five money market portfolios. These include: Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio, Tax-Exempt Portfolio and Municipal Portfolio. Each of these diversified Portfolios is authorized to issue three classes of shares:
Shares, Service Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent service provided. As of November 30, 2003, Shares, Service Shares and Premier Shares were outstanding for the Diversified Assets, Government and Government Select Portfolios, and Shares and Service Shares were outstanding for the Tax-Exempt and Municipal Portfolios.

2   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Short-term investments held by the Portfolios are valued at amortized cost, which the investment adviser has determined, pursuant to Board authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolios, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolios, at the Federal Reserve Bank of Chicago.

Each Portfolio may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolios and does not collect any additional fees from the Portfolios. The
Diversified Assets Portfolio and Government Portfolio have entered into such joint repurchase agreements as of November 30, 2003, as reflected in their accompanying Schedules of Investments.

C) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the straight-line method.

D) FEDERAL INCOME TAXES - It is each Portfolio's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders. Therefore, no provision is made for federal taxes.

At November 30, 2003, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows (in thousands):

                                    NOVEMBER 30, NOVEMBER 30,
                  PORTFOLIO             2010         2011
                  -------------------------------------------
                  Government Select     $ --         $36
                  Municipal                1          --
                  -------------------------------------------

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

MONEY MARKET PORTFOLIOS 48 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003




At November 30, 2003, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

                                            UNDISTRIBUTED
                                         -------------------
                                         TAX-EXEMPT ORDINARY
                    Amounts in thousands   INCOME   INCOME*
                    ----------------------------------------
                     Diversified Assets     $ --     $7,231
                     Government               --      2,128
                     Government Select        --      3,541
                     Tax-Exempt              462         --
                     Municipal               582         --
                    ----------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the year ended November 30, 2003, were as follows:

                                          DISTRIBUTED FROM
                                         -------------------
                                         TAX-EXEMPT ORDINARY
                    Amounts in thousands   INCOME   INCOME*
                    ----------------------------------------
                     Diversified Assets   $    --   $115,843
                     Government                --     26,760
                     Government Select         --     45,440
                     Tax-Exempt             6,661         --
                     Municipal              5,388         --
                    ----------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

E) EXPENSES - Expenses arising in connection with a specific Portfolio are charged to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS - Each Portfolio's net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with Northern Trust, its affiliates or its correspondents. The Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

3   ADVISORY, TRANSFER AGENCY AND CUSTODIAN
    AGREEMENTS
As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, based on a specified percentage of each Portfolio's average daily net assets. For the year ended November 30, 2003, the investment adviser voluntarily agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the year ended November 30, 2003, are as follows:

                                                      ADVISORY FEE
                                    ANNUAL     LESS      AFTER
                                 ADVISORY FEE WAIVERS    WAIVER
              ----------------------------------------------------
              Diversified Assets    0.25%       --       0.25%
              Government            0.25%       --       0.25%
              Government Select     0.20%      0.10%     0.10%
              Tax-Exempt            0.25%       --       0.25%
              Municipal             0.20%      0.10%     0.10%
              ----------------------------------------------------

The waivers described above are voluntary and may be terminated at any time.

As compensation for the services rendered as transfer agent and custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board.

The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Portfolios' custodian expenses. Custodian credits are reflected in the Portfolio's Statements of Operations.

4   ADMINISTRATION, DISTRIBUTION AND OTHER
    AGREEMENTS
NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at the annual rate of 0.10% of each Portfolio's average daily net assets. The co- administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent for all shares, payments under the Service plan for the Portfolios' Service Shares and Premier Shares and certain extraordinary expenses, exceed on an

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 49 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)
                                                              NOVEMBER 30, 2003



annualized basis 0.10% of the Portfolio's average daily net assets, the co-administrators reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the year ended November 30, 2003, under such arrangements are shown on the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, receives no compensation under its distribution agreement.

Certain officers and Trustees of the Trust are also officers and directors of Northern Trust. All officers and affiliated Trustees serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued registration fees and other liabilities" in the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2003, the amounts payable in the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal were $21,000, $6,700, $11,000, $2,000 and $1,000, respectively.

5   SERVICE PLAN
The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions ("Servicing Agents") under which they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25% and 0.50% of the average daily net asset value of the outstanding Service and Premier Shares, respectively.

6   BANK LOANS
The Trust has entered into a $150,000,000 revolving bank credit line administered by Deutsche Bank AG for liquidity and other purposes. Borrowings under this arrangement bear interest at 0.45% above LIBOR (London Interbank Offering Rate).

Prior to December 19, 2002, the Trust maintained a $100,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 0.45% above the NIBOR funds rate (New York Interbank Offering
Rate).

The Portfolios had no borrowings under either agreement during the year ended November 30, 2003.


  TAX INFORMATION (unaudited)

During the year ended November 30, 2003, the percentage of dividends derived from net investment income paid by each of the following Portfolios as "exempt-interest dividends", excludable from gross income for federal income tax purposes were as follows: Tax-Exempt Portfolio - 99.32%, and Municipal Portfolio - 100%.

MONEY MARKET PORTFOLIOS 50 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       REPORT OF INDEPENDENT AUDITORS
                                                              NOVEMBER 30, 2003


TO THE NORTHERN
INSTITUTIONAL FUNDS
SHAREHOLDERS AND
BOARD OF TRUSTEES:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios of the Northern Institutional Funds, as of November 30, 2003, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of the investments owned at November 30, 2003 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios at November 30, 2003, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
January 14, 2004

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 51 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       TRUSTEES AND OFFICERS



Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 53 portfolios in the Northern Funds Complex -- 23 for Northern Institutional Funds and 30 for Northern Funds. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and Director of          . PepsiAmericas (a soft
Age 68                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson Tull, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, L.L.C. (a
                           management advisory services and
                           private investment company)
                           since 2001;
                         . Chairman and Director of
                           Hussmann International, Inc. (a
                           refrigeration company) from 1998
                           to 2000;
                         . Chairman, President and CEO of
                           NICOR Inc. (a diversified public
                           utility holding company) from
                           1985 to 1995; and President from
                           1992 to 1993;
                         . Chairman of Federal Reserve Bank
                           of Chicago from 1992 through
                           1994; and Deputy Chairman in
                           1991 and 1995.
--------------------------------------------------------------------------------------
Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm  . None
Age 63                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1993;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of Advisory Board of
                           Real-Time USA, Inc. (a software
                           development company);
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company);
                         . Director of University
                           Eldercare, Inc. (an Alzheimer's
                           disease research and treatment
                           company);
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company);
                         . Trustee at Dominican University.
--------------------------------------------------------------------------------------
William J. Dolan, Jr.    . Financial Consultant at Ernst &   . None
Age 71                     Young LLP (an accounting firm)
Trustee since 2000         from 1992 to 1993 and 1997;
                         . Partner of Arthur Andersen LLP
                           (an accounting firm) from 1966
                           to 1989.
--------------------------------------------------------------------------------------
Sharon Gist Gilliam      . Executive Vice President of       . None
Age 60                     Unison-Maximus, Inc. (aviation
Trustee since 2001         and governmental consulting);
                         . Director of Town and Country
                           Utilities, Inc.;
                         . Director of Unison Consulting
                           Group, Inc. until May 1999.
--------------------------------------------------------------------------------------
Sandra Polk Guthman      . President and CEO of Polk Bros.   . MBIA of Illinois
Age 59                     Foundation (an Illinois            (a municipal bond
Trustee since 1997         not-for-profit corporation) from   insurance company)
                           1993 to present.                   1999 to 2000.
--------------------------------------------------------------------------------------
Richard P. Strubel       . President, Chief Operating        . Gildan Activewear,
Age 64                     Officer and Director of Unext      Inc. (an athletic
Trustee since 1982         Inc. (a provider of educational    clothing marketing
                           services via the Internet) since   and manufacturing
                           1999;                              company);
                         . Director of Cantilever            . Goldman Sachs
                           Technologies (a private software   Mutual Fund
                           company) since 1999;               Complex (61
                         . Trustee at The University of       portfolios).
                           Chicago since 1987;
                         . Managing Director of Tandem
                           Partners, Inc. (a privately held
                           management services firm) until
                           1999.

MONEY MARKET PORTFOLIOS 52 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003




  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------
Michael E. Murphy/(3)/         . President of Sara Lee Foundation  . Coach, Inc.;
Age 67                           (philanthropic organization)      . Payless Shoe Source,
Trustee since 2000               from 1997 to 2001;                 Inc. (a retail shoe store
                               . Vice Chairman and Chief            business);
                                 Administrative Officer of Sara    . GATX Corporation
                                 Lee Corporation (a consumer        (a railroad holding
                                 product company) from 1994 to      company);
                                 1997.                             . Bassett Furniture
                                                                    Industries, Inc.
                                                                    (a furniture
                                                                    manufacturer).
-----------------------------------------------------------------------------------------------
Mary Jacobs Skinner, Esq./(3)/ . Partner in the law firm of        . None
Age 46                           Sidley Austin Brown & Wood.
Trustee since 2000
-----------------------------------------------------------------------------------------------

Stephen Timbers/(3)/           . Vice Chairman of Northern Trust   . USF Corporation.
Age 59                           Corporation and The Northern
Trustee since 2000               Trust Company since 2003;
                               . President, Chief Executive
                                 Officer of Northern Trust
                                 Investments, N.A. (formerly
                                 known and conducting business as
                                 Northern Trust Investments,
                                 Inc.) since 2001;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation,
                                 and Executive Vice President of
                                 The Northern Trust Company since
                                 1998;
                               . President, Chief Executive
                                 Officer and Director of Zurich
                                 Kemper Investments (a financial
                                 services company) from 1996 to
                                 1998;
                               . President, Chief Operating
                                 Officer and Director of Kemper
                                 Corporation (a financial
                                 services company) from 1992 to
                                 1996;
                               . President and Director of Kemper
                                 Funds (a registered investment
                                 company) from 1990 to 1998.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the 1940 Act. Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation, Ms. Skinner because her law firm provides legal services to Northern Trust Corporation and its affiliates, and Mr. Timbers because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 53 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       TRUSTEES AND OFFICERS (continued)




  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------
Lloyd A. Wennlund              . Executive Vice President since
Age: 46                          2003 and Director since 2001 of
50 South LaSalle Street          Northern Trust Investments, N.A.
Chicago, IL 60675                (formerly known and conducting
President since 2000             business as Northern Trust
                                 Investments, Inc.);
                               . Executive Vice President and
                                 other positions at The Northern
                                 Trust Company, President of
                                 Northern Trust Securities, Inc.,
                                 and Managing Executive, Mutual
                                 Funds for Northern Trust Global
                                 Investments since 1989.
------------------------------------------------------------------

Eric K. Schweitzer             . Senior Vice President at
Age: 42                          Northern Trust Investments, N.A.
50 South LaSalle Street          (formerly known and conducting
Chicago, IL 60675                business as Northern Trust
Vice President since 2000        Investments, Inc.) since 2001
                                 and Senior Vice President at The
                                 Northern Trust Company and the
                                 Director of Distribution,
                                 Product Management and Client
                                 Services in the Mutual Fund
                                 Group of Northern Trust Global
                                 Investments since 2000;
                               . Managing Director of Mutual
                                 Funds for US Bancorp from 1997
                                 to 2000.
------------------------------------------------------------------

Brian Ovaert                   . Senior Vice President and
Age: 42                          Department Head at The Northern
50 South LaSalle Street          Trust Company overseeing Fund
Chicago, IL 60675                Accounting, Transfer Agent and
Treasurer since 2002             Fund Administration functions,
                                 Division Manager of Fund
                                 Accounting, 1992-1998, Audit
                                 Manager at Arthur Andersen LLP
                                 (an accounting firm) prior
                                 thereto.
------------------------------------------------------------------

Brian R. Curran                . Vice President and Director of
Age: 36                          Fund Administration at PFPC Inc.
4400 Computer Drive              since 1997;
Westborough, MA 01581          . Director of Fund Administration
Vice President since 1999        at State Street Bank & Trust
                                 Company from February 1997 to
                                 October 1997;
                               . Senior Auditor at Price
                                 Waterhouse LLP (an accounting
                                 firm) prior thereto.
------------------------------------------------------------------

Stuart Schuldt                 . Senior Vice President of Fund
Age: 41                          Administration and Fund
50 South LaSalle Street          Accounting, The Northern Trust
Chicago, IL 60675                Company;
Assistant Treasurer since 2002 . Vice President, Fund Accounting,
                                 Scudder Kemper (a mutual fund
                                 company), from 1993 to 1998;
                               . Audit Manager, Arthur Andersen &
                                 Co., (an accounting firm) prior
                                 thereto.
------------------------------------------------------------------

Jeffrey A. Dalke, Esq.         . Partner in the law firm of
Age: 53                          Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000
------------------------------------------------------------------

Linda J. Hoard, Esq.           . Senior Counsel and Vice
Age: 56                          President at PFPC Inc. since
4400 Computer Drive              1998; Attorney Consultant for
Westborough, MA 01581            Fidelity Management & Research
Assistant Secretary since 1999   (a financial service company),
                                 Investors Bank & Trust Company
                                 (a financial service provider)
                                 and FDISG prior thereto.

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

MONEY MARKET PORTFOLIOS 54 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003






NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------

Lori V. Russell                . Associate Counsel at PFPC Inc.
Age: 32                          since 2002; Associate Counsel at
4400 Computer Drive              Investors Bank & Trust Company,
Westborough, MA 01581            a financial service provider
Assistant Secretary since 2003   (2001-2002); Manager in the
                                 Regulatory Administration
                                 Department of PFPC Inc.
                                 (2000-2001) and Senior
                                 Regulatory Administrator
                                 (1998-2000).
------------------------------------------------------------------

James Grassi                   . Senior Attorney at The Northern
Age: 47                          Trust Company since 1994.
50 South LaSalle Street
Chicago, IL 60675
Assistant Secretary since 2003

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 55 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----



                      THIS PAGE INTENTIONALLY LEFT BLANK

MONEY MARKET PORTFOLIOS 56 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                                 NIF ANR MM 1/04
--------------------------------------------------------------------------------

     (C)2004 Northern Institutional Funds                       ----------------
     Northern Funds Distributors, LLC, not affiliated               PRESORTED
     with Northern Trust                                            STANDARD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                FARMINGDALE, NY
                                                                 PERMIT NO. 225
                                                                ----------------


               50 South LaSalle Street
               P.O. Box 75986
               Chicago, Illinois 60675-5986
               800/637-1380
               northerninstitutionalfunds.com

NORTHERN INSTITUTIONAL FUNDS
Managed by Northern Trust
[LOGO OF NORTHERN INSTITUTIONAL FUNDS]

                                                        N O V E M B E R 30, 2003



NORTHERN INSTITUTIONAL FUNDS                                       ANNUAL REPORT

Prime Obligations Portfolio




                                  [PHOTO HERE]





TRUST NORTHERN for investment solutions
                                                  NORTHERN
                                                  INSTITUTIONAL FUNDS

                                                                  Managed by
                                                      [LOGO HERE] Northern Trust

               ----------------------------------------------------------------
                                                    PRIME OBLIGATIONS PORTFOLIO
                                                                           ----
       TABLE OF CONTENTS



The report has been prepared for the general information of Northern Institutional Funds Prime Obligations Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Prime Obligations Portfolio prospectus, which contains more complete information about Northern Institutional Funds Prime Obligations Portfolio investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Fund Distributors, LLC, not affiliated with Northern Trust.

                               NOT FDIC INSURED
--------------------------------------------------------------------------------
                       May lose value/No bank guarantee


                                    2  PORTFOLIO MANAGEMENT COMMENTARY

                                    4  STATEMENT OF ASSETS AND LIABILITIES

                                    5  STATEMENT OF OPERATIONS

                                    6  STATEMENT OF CHANGES IN NET ASSETS

                                    7  FINANCIAL HIGHLIGHTS

                                    8  SCHEDULE OF INVESTMENTS

                                   11  ABBREVIATIONS AND OTHER INFORMATION

                                   12  NOTES TO THE FINANCIAL STATEMENTS

                                   14  REPORT OF INDEPENDENT AUDITORS

                                   15  TRUSTEES AND OFFICERS

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 PRIME OBLIGATIONS PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

PRIME OBLIGATIONS PORTFOLIO                     Ali Bleecker - Portfolio Manager

During the Portfolio's abbreviated reporting period, yields on short-term issues trended flat to slightly lower as investors weighed the strengthening economy on one hand and the Federal Reserve's continued low interest rate policy on the other. After spending most of the year in the doldrums, the economy began to pick up steam in the late summer as tax cuts and cash flows from mortgage refinancing kept consumer spending strong enough to avoid a "double-dip" recession. By early autumn, GDP readings were more promising and jobless claims were declining. Nevertheless, concerns that the Fed would begin raising interest rates in the near future remained muted.

For its abbreviated fiscal year that began August 21 and ended November 30, 2003, the Prime Obligations Portfolio posted a 0.26 percent total return, compared to the 0.18 percent return of the iMoney Net First Tier Institutional category for the same period. As of November 30, the Portfolio's 7-day current yield was 1.05 percent.

We targeted an above-average duration from the Portfolio's inception on August
21. We opted for a barbell strategy, which benefited the Portfolio by allowing it to lock in higher yielding assets at times of rising interest rates. As the autumn progressed, we permitted portfolio duration to drift towards a modestly long position because the market's expectation for rate hikes in early 2004 was beginning to recede. Given the strong performance of the bond market in 2003, we added floating rate notes in an effort to enhance portfolio yield in the event that interest rates begin to rise.

Past performance is no guarantee of future results. Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return and yield would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Current 7-day yield is the annualization of net investment income for the 7-day period ending on November 30, 2003. The 7-day yield more closely reflects the current earnings of a Portfolio than the total return. The performance information shown is that of the Portfolio's Shares Class.

We compare our Portfolios to the iMoney Net Money Fund Report Averages/TM/, which are composites of professionally managed money market investments with similar investment objectives.

Visit northerninstitutionalfunds.com for the most recent performance information.


PRIME OBLIGATIONS PORTFOLIO 2 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                    PRIME OBLIGATIONS PORTFOLIO
                                                                           ----



                      THIS PAGE INTENTIONALLY LEFT BLANK

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                            NOVEMBER 30, 2003

                                                                        PRIME
Amounts in thousands,                                                OBLIGATIONS
except per share data                                                 PORTFOLIO
--------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                                        $ 306,584
Repurchase agreements, at cost which approximates
  fair value                                                            110,320
Interest income receivable                                                  311
Receivable from affiliated administrator                                     38
Total Assets                                                            417,253
--------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased                                          2,000
Distributions payable to shareholders                                       285
Payable to affiliates:
  Investment advisory fees                                                   31
  Co-administration fees                                                     31
  Custody and accounting fees                                                 5
  Transfer agent fees                                                         3
Accrued registration fees and other liabilities                              16
Total Liabilities                                                         2,371
--------------------------------------------------------------------------------
Net Assets                                                            $ 414,882
--------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                                         $ 414,882
Accumulated undistributed net investment
  income (loss)                                                               -
Accumulated undistributed net realized gain (loss)                            -
Net Assets                                                            $ 414,882
--------------------------------------------------------------------------------
Net Assets:
  Shares                                                              $ 398,281
  Service Shares                                                         16,601

Total Shares Outstanding (no par value, unlimited
  shares authorized):
  Shares                                                                398,281
  Service Shares                                                         16,601

Net Asset Value, Redemption and Offering Price Per
  Share:
  Shares                                                              $    1.00
  Service Shares                                                           1.00
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO 4 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                     PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF OPERATIONS                   FOR THE PERIOD ENDED NOVEMBER 30, 2003

                                                                    PRIME
                                                                 OBLIGATIONS
Amounts in thousands                                            PORTFOLIO /(1)/
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                                       $  1,079

EXPENSES:

Investment advisory fees                                                   143
Co-administration fees                                                      95
Custody and accounting fees                                                 18
Transfer agent fees                                                         11
Registration fees                                                           43
Printing fees                                                               20
Professional fees                                                           23
Trustee fees and expenses                                                    1
Shareholder servicing fees                                                  12
Other                                                                        7
--------------------------------------------------------------------------------
Total Expenses                                                             373
  Less voluntary waivers of investment advisory fees                       (48)
  Less expenses reimbursed by administrator                               (120)
  Net Expenses                                                             205
--------------------------------------------------------------------------------
Net Investment Income                                                      874
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                  $    874
--------------------------------------------------------------------------------

(1) Commenced operations on August 21, 2003.

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS           FOR THE PERIOD ENDED NOVEMBER 30,

                                                                                    PRIME
                                                                                 OBLIGATIONS
                                                                                  PORTFOLIO
Amounts in thousands                                                              2003/(2)/
-------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                           $    874

  Net Increase in Net Assets Resulting from Operations                               874
-------------------------------------------------------------------------------------------
SHARES TRANSACTIONS:/(1)/
Proceeds from shares sold                                                        585,800
Payments for shares redeemed                                                    (187,519)
  Net Increase in Net Assets Resulting from Shares Transactions                  398,281
-------------------------------------------------------------------------------------------
SERVICE SHARES TRANSACTIONS:/(1)/
Proceeds from shares sold                                                         31,469
Payments for shares redeemed                                                     (14,868)
  Net Increase in Net Assets Resulting from Service Shares Transactions           16,601
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income                                                          (842)
  Total Distributions to Shares shareholders                                        (842)
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income                                                           (32)
  Total Distributions to Service Shares shareholders                                 (32)
-------------------------------------------------------------------------------------------
Total Increase in Net Assets                                                     414,882

NET ASSETS:
Beginning of period                                                                    -
End of period                                                                   $414,882
-------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment Income (Loss)                                 -
-------------------------------------------------------------------------------------------

(1) The number of shares sold and redeemed approximates the dollar amount of transactions.
(2)  Commenced operations on August 21, 2003.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO 6 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                     PRIME OBLIGATIONS PORTFOLIO

FINANCIAL HIGHLIGHTS                           FOR THE PERIOD ENDED NOVEMBER 30,

PRIME OBLIGATIONS PORTFOLIO                                           SHARES

Selected per share data                                              2003/(3)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                          -

  Total Income from Investment Operations                                      -
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                                   -

    Total Distributions Paid                                                   -
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $   1.00
--------------------------------------------------------------------------------
Total Return/(1)/                                                          0.26%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                                $398,281
Ratio to average net assets of:/(2)/
  Expenses, net of waivers and reimbursements                              0.20%
  Expenses, before waivers and reimbursements                              0.37%
  Net investment income, net of waivers and reimbursements                 0.91%
  Net investment income, before waivers and reimbursements                 0.74%
--------------------------------------------------------------------------------


                                                                       SERVICE
Selected per share data                                               2003/(4)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                         -

    Total Income from Investment Operations                                   -
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                                  -

    Total Distributions Paid                                                  -
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $   1.00
--------------------------------------------------------------------------------
Total Return/(1)/                                                          0.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                                $ 16,601
Ratio to average net assets of: (2)
  Expenses, net of waivers and reimbursements                              0.46%
  Expenses, before waivers and reimbursements                              0.63%
  Net investment income, net of waivers and reimbursements                 0.65%
  Net investment income, before waivers and reimbursements                 0.48%
--------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) For the period August 21, 2003 (commencement of operations) through November 30, 2003. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.
(4) For the period September 2, 2003 (commencement of operations) through November 30, 2003. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       SCHEDULE OF INVESTMENTS


       PRIME OBLIGATIONS PORTFOLIO


                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
        ASSET-BACKED NOTES - 0.7%
        Auto Receivables - 0.5%
          Daimler Chrysler Auto Trust, Series 2003-B,
           Class A1,
           1.14%, 12/8/04                               $ 2,000  $ 2,000
        ----------------------------------------------------------------
        Structured Investment Vehicles - 0.2%
          Dorada Finance Inc.,/ (1)/
           1.50%, 11/17/04                                1,000    1,000
        ----------------------------------------------------------------
        Total Asset-Backed Notes (cost $3,000)                     3,000

        CERTIFICATES OF DEPOSIT - 12.3%
        Domestic Depository Institutions - 2.4%
          Citibank,
           1.09%, 12/4/03                                10,000   10,000
        ----------------------------------------------------------------
        Foreign Depository Institutions - 9.9%
          BNP Paribas, New York Branch,
           1.25%, 7/20/04                                10,000   10,000
           1.39%, 8/27/04                                 5,000    5,000
          Canadian Imperial Bank of Commerce, New
           York Branch,
           1.24%, 5/17/04                                 5,000    5,000
          Credit Lyonnais, London Branch,
           1.12%, 4/1/04                                  5,000    5,000
          HBOS Treasury Services, London Branch,
           1.18%, 5/10/04                                 2,000    2,000
           1.19%, 5/12/04                                 1,000    1,000
           1.15%, 5/24/04                                 7,000    7,000
          National Australia Bank, London Branch,
           1.26%, 7/23/04                                 1,000    1,000
          Societe Generale, London Branch,
           1.25%, 5/28/04                                 5,000    5,000
        ----------------------------------------------------------------
                                                                  41,000
        ----------------------------------------------------------------
        Total Certificates of Deposits (cost $51,000)             51,000

        COMMERCIAL PAPER - 32.4%
        Auto Receivables - 1.7%
          Ford Credit Floorplan Master Owner Trust A,
           Motown Funding LLC, Series 2002-1, /(1)/
           1.11%, 1/5/04                                  1,000      999
           1.12%, 1/9/04                                  1,000      999
           1.11%, 1/20/04                                 5,000    4,992
        ----------------------------------------------------------------
                                                                   6,990
        ----------------------------------------------------------------

                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
         COMMERCIAL PAPER - 32.4% - CONTINUED
         Credit Card Master Trusts - 2.4%
           Citibank Credit Card Master Trust, Dakota
            Certificates,
            1.11%, 1/13/04                             $10,000  $ 9,987
         --------------------------------------------------------------
         Food Stores - 0.7%
           Tesco PLC,
            1.06%, 12/19/03                              3,000    2,998
         --------------------------------------------------------------
         Foreign Depository Institutions - 1.4%
           Danske Corporation Inc.,
            1.12%, 4/1/04                                5,626    5,605
         --------------------------------------------------------------
         Multi-Seller Conduits - 14.9%
           Asset Securitization Cooperative Corp.,
            1.08%, 12/8/03                               5,000    5,000
           Bryant Park Funding LLC,
            1.12%, 1/16/04                               1,000      999
           Edison Asset Securitization,
            1.12%, 2/13/04                              10,000    9,977
           Gemini Securitization,
            1.05%, 12/1/03                               5,000    5,000
           Jupiter Securitization Corp.,
            1.05%, 12/22/03                              3,000    2,998
           Lexington Parker Capital,
            1.12%, 1/23/04                               5,000    4,992
            1.13%, 1/26/04                              10,000    9,982
           Receivables Capital Corp.,
            1.05%, 12/1/03                               2,000    2,000
            1.05%, 12/22/03                              2,000    1,999
           Regency,
            1.09%, 12/19/03                              5,000    4,997
           Sheffield Receivables Corp.,
            1.10%, 1/7/04                                5,000    4,994
           Tannehill Capital Co. LLC,
            1.11%, 1/20/04                               3,000    2,995
            1.11%, 2/23/04 /(1)/                         5,000    4,987
           Tulip Funding Corp.,
            1.10%, 1/30/04                               1,000      998
         --------------------------------------------------------------
                                                                 61,918
         --------------------------------------------------------------
         Nondepository Personal Credit - 2.9%
           General Electric Capital Corp.,
            1.14%, 2/18/04                              10,000    9,975
           General Electric International, Series A,
            1.10%, 2/4/04                                2,000    1,996
         --------------------------------------------------------------
                                                                 11,971
         --------------------------------------------------------------

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO 8 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003



                                                   PRINCIPAL
                                                    AMOUNT    VALUE
                                                    (000S)    (000S)
          COMMERCIAL PAPER - 32.4% - CONTINUED
          Printing and Publishing - 0.4%
            Gannet Company, Inc., /(1)/
             1.06%, 12/12/03                        $ 1,800  $  1,799
          -----------------------------------------------------------
          Single Seller Conduits - 1.7%
            Georgetown Funding Co.,
             1.08%, 12/4/03                           1,000     1,000
             1.10%, 12/16/03                          1,000     1,000
            Ticonderoga Funding LLC,
             1.10%, 1/8/04                            5,049     5,043
          -----------------------------------------------------------
                                                                7,043
          -----------------------------------------------------------
          Structured Investment Vehicles - 6.3%
            Cancara Asset Securitization Ltd.,
             1.12%, 2/17/04                           1,000       998
             1.11%, 2/26/04                           2,451     2,444
             1.12%, 3/22/04                           1,847     1,841
            Grampian Funding Ltd.,
             1.18%, 5/11/04                           1,000       995
            Scaldis Capital LLC,
             1.06%, 12/15/03                          3,000     2,999
             1.07%, 12/29/03 /(1)/                    6,000     5,995
            Surrey Funding Corp.,
             1.11%, 1/14/04                           5,000     4,993
             1.11%, 1/16/04                           3,000     2,996
            White Pine Finance LLC,
             1.12%, 2/10/04                           3,000     2,993
          -----------------------------------------------------------
                                                               26,254
          -----------------------------------------------------------
          Total Commercial Paper (cost $134,565)              134,565

          CORPORATE NOTES/BONDS - 9.9%
          Bank Holding Companies - 2.4%
            Wells Fargo & Co., FRN,
             1.20%, 12/24/03                         10,000    10,008
          -----------------------------------------------------------
          Domestic Depository Institution - 0.2%
            American Express Centurion Bank, FRN,
             1.08%, 12/26/03                          1,000     1,000
          -----------------------------------------------------------
          Foreign Depository Institution - 1.2%
            Royal Bank of Canada,
             1.10%, 12/10/03                          5,000     5,000
          -----------------------------------------------------------
          Insurance Carriers - 2.4%
            Metropolitan Life, FRN,/ (1)/
             1.13%, 12/15/03                         10,000    10,000
          -----------------------------------------------------------

                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
        CORPORATE NOTES/BONDS - 9.9% - CONTINUED
        Non-Depository Personal Credit Institutions - 0.7%
          American General Finance Corp., FRN,
           1.52%, 12/18/03                             $ 1,000  $ 1,004
          General Electric Capital Corp.,
           1.20%, 12/9/03                                2,000    2,003
        ---------------------------------------------------------------
                                                                  3,007
        ---------------------------------------------------------------
        Security and Commodity Brokers - 3.0%
          Goldman Sachs Group,
           1.21%, 3/16/04                               10,000   10,000
          Merrill Lynch & Co., FRN,
           1.25%, 12/11/03                               2,000    2,004
        ---------------------------------------------------------------
                                                                 12,004
        ---------------------------------------------------------------
        Total Corporate Notes/Bonds (cost $41,019)               41,019

        EURODOLLAR TIME DEPOSITS - 7.5%
        Domestic Depository Institutions - 2.4%
          American Express Centurion Bank,
           Grand Cayman,
           1.06%, 12/3/03                                5,000    5,000
          Citibank, Toronto, Canada,
           1.12%, 1/2/04                                 5,000    5,000
        ---------------------------------------------------------------
                                                                 10,000
        ---------------------------------------------------------------
        Foreign Depository Institutions - 5.1%
          Abbey National PLC, Grand Cayman,
           1.06%, 12/1/03                                7,000    7,000
          Credit Suisse First Boston, Toronto,
           1.03%, 12/1/03                               11,000   11,000
          HBOS Treasury Services, London,
           1.12%, 2/24/04                                3,000    3,000
        ---------------------------------------------------------------
                                                                 21,000
        ---------------------------------------------------------------
        Total Eurodollar Time Deposits (cost $31,000)            31,000

        MUNICIPAL INVESTMENTS - 5.3%
        Engineering Accounting and Management - 0.7%
          California PCR Environmental Improvement
           Taxable CP Series 1997,
           Browning Ferris Project,
           1.15%, 1/15/04                                3,000    3,000
        ---------------------------------------------------------------

See Notes to the Financial Statements.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9  PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2003


       PRIME OBLIGATIONS PORTFOLIO

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 5.3% -  CONTINUED
     Executive, Legislative & General Government - 2.0%
       New York City, New York, Transitional
        Finance Authority Recovery Series 3,
        Subseries 3B,
        1.10%, 12/1/03                                     $3,000   $ 3,000
       Texas Public Finance Authority Taxable Bonds,
        Unemployment Compensation Obligation
        Assessment, Series D-1,
        1.15%, 3/4/04                                       5,000     5,000
     ----------------------------------------------------------------------
                                                                      8,000
     ----------------------------------------------------------------------
     General Medical & Surgical Hospital - 1.2%
       Harris County, Texas, Health Facility
        Development Corp., Revenue Bonds, Series
        2002, Methodist Hospital,
        1.10%, 12/1/03                                      2,000     2,000
       Jacksonville, Florida Health Facilities Authority
        Hospital Bond, Series 2003A,
        1.10%, 12/1/03                                      3,000     3,000
     ----------------------------------------------------------------------
                                                                      5,000
     ----------------------------------------------------------------------
     Public Finance Tax & Monetary - 0.2%
       Oakland-Alameda County Coliseum Authority
        Taxable, Oakland Coliseum Arena, Series
        1996 A-1,
        1.13%, 12/12/03                                     1,000     1,000
     ----------------------------------------------------------------------
     Specialty Hospitals - 1.2%
       London County, Virginia, IDA Medical Research
        Organization, Series 2003E, Howard Hughes
        Medical Institute,
        1.05%, 12/1/03                                      5,000     5,000
     ----------------------------------------------------------------------
     Total Municipal Investments (cost $22,000)                      22,000

     U.S. GOVERNMENT AGENCIES - 5.8%/ (2)/
     Fannie Mae - 3.2%
       FNMA Notes
        1.55%, 10/1/04                                      8,000     8,000
        1.35%, 10/25/04                                     5,000     5,000
     ----------------------------------------------------------------------
                                                                     13,000
     ----------------------------------------------------------------------
     Federal Home Loan Bank - 0.2%
       FHLB Note
        1.55%, 12/8/04                                      1,000     1,000
     ----------------------------------------------------------------------

                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)
       U.S. GOVERNMENT AGENCIES - 5.8%/ (2)/ - CONTINUED
       Freddie Mac - 2.4%
         FHLMC Note
          1.30%, 10/19/04                              $10,000  $ 10,000
       ------------------------------------------------------------------
       Total U.S. Government Agencies (cost $24,000)              24,000
       ------------------------------------------------------------------
       Investments, at Amortized Cost (cost $306,584)            306,584

       REPURCHASE AGREEMENTS - 26.6%
       (Colld. by U.S. Government/Agency Securities)
         Lehman Brothers Inc., dated 11/28/03,
          repurchase price $60,325
          1.09%, 12/1/03                                60,320    60,320
         Merrill Lynch, dated 11/28/03,
          repurchase price $50,004
          1.07%, 12/1/03                                50,000    50,000
       ------------------------------------------------------------------
       Total Repurchase Agreements (cost $110,320)               110,320
       ------------------------------------------------------------------
       Total Investments - 100.5% (cost $416,904)                416,904
          Liabilities less Other Assets - (0.5)%                  (2,022)
       ------------------------------------------------------------------
       NET ASSETS - 100.0%                                       414,882

(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the value of these securities amounted to approximately $30,771,000 or 7.4% of net assets.
(2)The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO 10 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                    PRIME OBLIGATIONS PORTFOLIO
                                                                           ----
       ABBREVIATIONS AND OTHER INFORMATION
                                                              NOVEMBER 30, 2003



The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent either the stated date on the security or the next interest reset/puttable date for floating and variable rate securities per SEC rules.

Amortized cost also represents cost for federal income tax purposes.

   EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Colld. Collateralized

CP     Commercial Paper

FHLB   Federal Home Loan Bank

FHLMC  Freddie Mac

FNMA   Fannie Mae

FRN    Floating Rate Note

IDA    Industrial Development Authority

PCR    Pollution Control Revenue

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       NOTES TO THE FINANCIAL STATEMENTS




1   ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes twenty-three portfolios, each with its own investment objective. The Prime Obligations Portfolio (the "Portfolio") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, N.A. ("NTI") (formerly known as Northern Trust Investments, Inc.), a direct subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser of the Prime Obligations Portfolio. Northern Trust is the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") are the Trust's co-administrators and Northern Funds Distributors, LLC is the Trust's distributor.

The Portfolio is authorized to offer three classes of shares: Shares, Service Shares and Premier Shares. As of November 30, 2003, Shares and Service Shares were outstanding.

2   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Short-term investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago.

C) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the straight-line method.

D) FEDERAL INCOME TAXES - It is the Portfolio's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders. Therefore, no provision is made for federal income taxes.

At November 30, 2003, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, is as follows:

                                            UNDISTRIBUTED
                                              ORDINARY
                       Amounts in thousands    INCOME*
                       ----------------------------------
                        Prime Obligations       $285
                       ----------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

 The tax character of distributions paid during the period ended November 30, 2003 is as follows:

                                          DISTRIBUTED FROM
                                              ORDINARY
                     Amounts in thousands     INCOME*
                     -------------------------------------
                      Prime Obligations               $589
                     -------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

E) EXPENSES - The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Expenses that are not directly attributable to the Portfolio are typically allocated among the Portfolios of the Trust based on each Portfolio's relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS - The Portfolio's net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carry-forwards, are declared and paid at least annually.

PRIME OBLIGATIONS PORTFOLIO 12 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003




Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset value of the Portfolio.

3   ADVISORY, TRANSFER AGENCY AND CUSTODIAN
    AGREEMENTS
As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 0.15% of the Portfolio's average daily net assets. Until further notice, the Investment Adviser has voluntarily agreed to waive .05% of the advisory fee. The effect of this waiver by the Investment Adviser for the period ended November 30, 2003, reduced advisory fees as shown on the accompanying Statement of Operations.

As compensation for services rendered, including the assumption of the expenses related thereto, the Custodian and Transfer Agent receive compensation based on a pre-determined schedule of charges approved by the Board.

4   ADMINISTRATION, DISTRIBUTION AND OTHER
    AGREEMENTS
NTI and PFPC, the co-administrators of the Portfolio, are entitled to a monthly co-administration fee at the annual rate of 0.10% of the Portfolio's average daily net assets. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent for all shares, payments under the Service Plan for the Portfolio's Service Shares and certain extraordinary expenses, exceed on an annualized basis 0.10% of the Portfolio's average daily net assets, the co-administrators reimburse the Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the period ended November 30, 2003, under such agreements are shown on the accompanying Statement of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolio, receives no compensation under its distribution agreement.

Certain officers and Trustees of the Trust are also officers and directors of Northern Trust. All officers and affiliated Trustees serve without compensation from the Portfolio. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued registration fees and other liabilities" in the Statement of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2003, the amount payable was less than $1,000.

5   SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions ("Servicing Agents") under which they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25% and 0.50% of the average daily net asset value of the outstanding Service and Premier Shares, respectively. As of November 30, 2003, the Trust had not issued any Premier Shares of the Portfolio.

6   BANK LOANS
The Trust has entered into a $150,000,000 revolving bank credit line administered by Deutsche Bank AG for liquidity and other purposes. Borrowings under this arrangement bear interest at 0.45% above LIBOR (London Interbank Offering Rate).

The Portfolio had no borrowings under the agreement during the period ended November 30, 2003.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       REPORT OF INDEPENDENT AUDITORS
                                                              NOVEMBER 30, 2003



TO THE NORTHERN INSTITUTIONAL FUNDS SHAREHOLDERS AND BOARD OF TRUSTEES:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Prime Obligations Portfolio of the Northern Institutional Funds as of November 30, 2003, and the related statement of operations, changes in net assets and financial highlights for the period indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of the investments owned at November 30, 2003 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Obligations Portfolio at November 30, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the period indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
January 14, 2004

PRIME OBLIGATIONS PORTFOLIO 14 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                    PRIME OBLIGATIONS PORTFOLIO
                                                                           ----
       TRUSTEES AND OFFICERS
                                                              NOVEMBER 30, 2003



Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 53 portfolios in the Northern Funds Complex -- 23 for Northern Institutional Funds and 30 for Northern Funds. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and Director of          . PepsiAmericas (a soft
Age 68                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson Tull, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, L.L.C. (a
                           management advisory services and
                           private investment company)
                           since 2001;
                         . Chairman and Director of
                           Hussmann International, Inc. (a
                           refrigeration company) from 1998
                           to 2000;
                         . Chairman, President and CEO of
                           NICOR Inc. (a diversified public
                           utility holding company) from
                           1985 to 1995; and President from
                           1992 to 1993;
                         . Chairman of Federal Reserve Bank
                           of Chicago from 1992 through
                           1994; and Deputy Chairman in
                           1991 and 1995.
--------------------------------------------------------------------------------------
Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm  . None
Age 63                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1993;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of Advisory Board of
                           Real-Time USA, Inc. (a software
                           development company);
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company);
                         . Director of University
                           Eldercare, Inc. (an Alzheimer's
                           disease research and treatment
                           company);
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company);
                         . Trustee at Dominican University.
--------------------------------------------------------------------------------------
William J. Dolan, Jr.    . Financial Consultant at Ernst &   . None
Age 71                     Young LLP (an accounting firm)
Trustee since 2000         from 1992 to 1993 and 1997;
                         . Partner of Arthur Andersen LLP
                           (an accounting firm) from 1966
                           to 1989.
--------------------------------------------------------------------------------------
Sharon Gist Gilliam      . Executive Vice President of       . None
Age 60                     Unison-Maximus, Inc. (aviation
Trustee since 2001         and governmental consulting);
                         . Director of Town and Country
                           Utilities, Inc.;
                         . Director of Unison Consulting
                           Group, Inc. until May 1999.
--------------------------------------------------------------------------------------
Sandra Polk Guthman      . President and CEO of Polk Bros.   . MBIA of Illinois
Age 59                     Foundation (an Illinois            (a municipal bond
Trustee since 1997         not-for-profit corporation) from   insurance company)
                           1993 to present.                   1999 to 2000.
--------------------------------------------------------------------------------------
Richard P. Strubel       . President, Chief Operating        . Gildan Activewear,
Age 64                     Officer and Director of Unext      Inc. (an athletic
Trustee since 1982         Inc. (a provider of educational    clothing marketing
                           services via the Internet) since   and manufacturing
                           1999;                              company);
                         . Director of Cantilever            . Goldman Sachs
                           Technologies (a private software   Mutual Fund
                           company) since 1999;               Complex (61
                         . Trustee at The University of       portfolios).
                           Chicago since 1987;
                         . Managing Director of Tandem
                           Partners, Inc. (a privately held
                           management services firm) until
                           1999.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       TRUSTEES AND OFFICERS (continued)




  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------
Michael E. Murphy/(3)/         . President of Sara Lee Foundation  . Coach, Inc.;
Age 67                           (philanthropic organization)      . Payless Shoe Source,
Trustee since 2000               from 1997 to 2001;                 Inc. (a retail shoe store
                               . Vice Chairman and Chief            business);
                                 Administrative Officer of Sara    . GATX Corporation
                                 Lee Corporation (a consumer        (a railroad holding
                                 product company) from 1994 to      company);
                                 1997.                             . Bassett Furniture
                                                                    Industries, Inc.
                                                                    (a furniture
                                                                    manufacturer).
-----------------------------------------------------------------------------------------------
Mary Jacobs Skinner, Esq./(3)/ . Partner in the law firm of        . None
Age 46                           Sidley Austin Brown & Wood.
Trustee since 2000
-----------------------------------------------------------------------------------------------

Stephen Timbers/(3)/           . Vice Chairman of Northern Trust   . USF Corporation.
Age 59                           Corporation and The Northern
Trustee since 2000               Trust Company since 2003;
                               . President, Chief Executive
                                 Officer of Northern Trust
                                 Investments, N.A. (formerly
                                 known and conducting business as
                                 Northern Trust Investments,
                                 Inc.) since 2001;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation,
                                 and Executive Vice President of
                                 The Northern Trust Company since
                                 1998;
                               . President, Chief Executive
                                 Officer and Director of Zurich
                                 Kemper Investments (a financial
                                 services company) from 1996 to
                                 1998;
                               . President, Chief Operating
                                 Officer and Director of Kemper
                                 Corporation (a financial
                                 services company) from 1992 to
                                 1996;
                               . President and Director of Kemper
                                 Funds (a registered investment
                                 company) from 1990 to 1998.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the 1940 Act. Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation, Ms. Skinner because her law firm provides legal services to Northern Trust Corporation and its affiliates, and Mr. Timbers because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

PRIME OBLIGATIONS PORTFOLIO 16 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003




  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------
Lloyd A. Wennlund              . Executive Vice President since
Age: 46                          2003 and Director since 2001 of
50 South LaSalle Street          Northern Trust Investments, N.A.
Chicago, IL 60675                (formerly known and conducting
President since 2000             business as Northern Trust
                                 Investments, Inc.);
                               . Executive Vice President and
                                 other positions at The Northern
                                 Trust Company, President of
                                 Northern Trust Securities, Inc.,
                                 and Managing Executive, Mutual
                                 Funds for Northern Trust Global
                                 Investments since 1989.
------------------------------------------------------------------

Eric K. Schweitzer             . Senior Vice President at
Age: 42                          Northern Trust Investments, N.A.
50 South LaSalle Street          (formerly known and conducting
Chicago, IL 60675                business as Northern Trust
Vice President since 2000        Investments, Inc.) since 2001
                                 and Senior Vice President at The
                                 Northern Trust Company and the
                                 Director of Distribution,
                                 Product Management and Client
                                 Services in the Mutual Fund
                                 Group of Northern Trust Global
                                 Investments since 2000;
                               . Managing Director of Mutual
                                 Funds for US Bancorp from 1997
                                 to 2000.
------------------------------------------------------------------

Brian Ovaert                   . Senior Vice President and
Age: 42                          Department Head at The Northern
50 South LaSalle Street          Trust Company overseeing Fund
Chicago, IL 60675                Accounting, Transfer Agent and
Treasurer since 2002             Fund Administration functions,
                                 Division Manager of Fund
                                 Accounting, 1992-1998, Audit
                                 Manager at Arthur Andersen LLP
                                 (an accounting firm) prior
                                 thereto.
------------------------------------------------------------------

Brian R. Curran                . Vice President and Director of
Age: 36                          Fund Administration at PFPC Inc.
4400 Computer Drive              since 1997;
Westborough, MA 01581          . Director of Fund Administration
Vice President since 1999        at State Street Bank & Trust
                                 Company from February 1997 to
                                 October 1997;
                               . Senior Auditor at Price
                                 Waterhouse LLP (an accounting
                                 firm) prior thereto.
------------------------------------------------------------------

Stuart Schuldt                 . Senior Vice President of Fund
Age: 41                          Administration and Fund
50 South LaSalle Street          Accounting, The Northern Trust
Chicago, IL 60675                Company;
Assistant Treasurer since 2002 . Vice President, Fund Accounting,
                                 Scudder Kemper (a mutual fund
                                 company), from 1993 to 1998;
                               . Audit Manager, Arthur Andersen &
                                 Co., (an accounting firm) prior
                                 thereto.
------------------------------------------------------------------

Jeffrey A. Dalke, Esq.         . Partner in the law firm of
Age: 53                          Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000
------------------------------------------------------------------

Linda J. Hoard, Esq.           . Senior Counsel and Vice
Age: 56                          President at PFPC Inc. since
4400 Computer Drive              1998; Attorney Consultant for
Westborough, MA 01581            Fidelity Management & Research
Assistant Secretary since 1999   (a financial service company),
                                 Investors Bank & Trust Company
                                 (a financial service provider)
                                 and FDISG prior thereto.

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       TRUSTEES AND OFFICERS (continued)
                                                              NOVEMBER 30, 2003






NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------

Lori V. Russell                . Associate Counsel at PFPC Inc.
Age: 32                          since 2002; Associate Counsel at
4400 Computer Drive              Investors Bank & Trust Company,
Westborough, MA 01581            a financial service provider
Assistant Secretary since 2003   (2001-2002); Manager in the
                                 Regulatory Administration
                                 Department of PFPC Inc.
                                 (2000-2001) and Senior
                                 Regulatory Administrator
                                 (1998-2000).
------------------------------------------------------------------

James Grassi                   . Senior Attorney at The Northern
Age: 47                          Trust Company since 1994.
50 South LaSalle Street
Chicago, IL 60675
Assistant Secretary since 2003

PRIME OBLIGATIONS PORTFOLIO 18 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

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      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19 PRIME OBLIGATIONS PORTFOLIO

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PRIME OBLIGATIONS PORTFOLIO 20 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

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                                                            NIF ANR MPO 1/04

--------------------------------------------------------------------------------

 (C)2004 Northern Institutional Funds
 Northern Funds Distributors, LLC, not affiliated with Northern Trust


                                                         -----------------------
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                                                         /        PAID         /
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                                                         -----------------------



                     50 South LaSalle Street
                     P.O. Box 75986
                     Chicago, Illinois 60675-5986
                     800/637-I380
                     northerninstitutionalfunds.com


           NORTHERN
     INSTITUTIONAL FUNDS


                           Managed by
               [LOGO HERE] Northern Trust

                                                               NOVEMBER 30, 2003


NORTHERN INSTITUTIONAL FUNDS

Fixed Income Portfolios

[PHOTO APPEARS HERE]


TRUST NORTHERN for investment solutions

                                                                   Annual Report
                                                                        NORTHERN
                                                             INSTITUTIONAL FUNDS
                                                                      Managed by
                                                                  NORTHERN TRUST
                                                        [LOGO OF NORTHERN TRUST]

[PHOTO APPEARS HERE]

MESSAGE from
Orie L. Dudley Jr.

CHIEF INVESTMENT OFFICER

For the 12 months ended November 30, 2003, the bond market generally provided investors with positive total returns. This occurred against a backdrop of considerable geopolitical uncertainty, strengthening global growth and rallying equity markets. A trend of solid improvement in domestic GDP failed to spark either an uptick in inflation or much of a decline in unemployment. As a result, both the U.S. Federal Reserve and other central banks kept interest rates exceptionally low. In the United States, the federal funds rate remained at just
1.0 percent, its lowest level since 1958.

Amid the economy's positive performance during the reporting period, the fixed income markets were unusually volatile. Early on, this was caused by the uneven pace of the expansion and rapidly shifting perceptions about the timing of a possible Fed tightening. After touching a mid-June low of 3.10 percent, the yield on the benchmark 10-year Treasury note spiked above 4.5 percent in July on concerns that domestic growth was poised to strengthen. The suddenness and severity of this rise produced one of the worst months of fixed income performance in history. The market soon settled down, however, and Treasury yields retraced a fair portion of their July spike. For the twelve months ended November 30, the yield on the 10-year Treasury note closed slightly higher at
4.32 percent, versus 4.21 percent on November 30, 2002. Throughout the period, investors' desire for higher yielding investments and issuers' continued focus on balance sheet repair underpinned an exceptionally strong rally in corporate bonds.

Though muted, the year-over-year rise in Treasury yields mirrors the positive trend of global growth. For three years, the business cycle had been constrained by a unique combination of corporate governance abuses, geopolitical tensions and the aftereffects of the bubble in technology stocks. That situation appears to be changing. A broad and steady flow of data now suggests that domestic growth is increasingly solid, balanced and sustainable, and that a synchronized global expansion may be well underway. As a consequence, selected central banks have started to nudge rates higher.

The pace of rate increases in the United States may be tempered and gradual in view of the low and stable core rate of inflation and the existing high levels of unused industrial and labor capacity. Nevertheless, a continued mix of solid economic data and waning geopolitical concerns may shift investors' focus more towards the economic expansion and the potential for higher interest rates. However, even in this environment of strengthening growth, fixed income investments can play an important role in investors' portfolios, particularly those seeking regular income, preservation of capital and asset diversification.

Sincerely,


/s/ Orie L. Dudley Jr.
--------------------------------------
Orie L. Dudley Jr.
Chief Investment Officer
Northern Trust

               ----------------------------------------------------------------
                                                        FIXED INCOME PORTFOLIOS
                                                                           ----
       TABLE OF CONTENTS



The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not the Portfolio.

Performances of the Portfolios are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Northern Fund Distributors, LLC, not affiliated with Northern Trust.

                        --------------------------------
                                NOT FDIC INSURED
                        --------------------------------
                        May lose value/No bank guarantee
                        --------------------------------

                   2  PORTFOLIO MANAGEMENT COMMENTARY

                  10  STATEMENTS OF ASSETS AND LIABILITIES

                  12  STATEMENTS OF OPERATIONS

                  14  STATEMENTS OF CHANGES IN NET ASSETS

                  16  FINANCIAL HIGHLIGHTS

                      SCHEDULES OF INVESTMENTS

                      26  INTERNATIONAL BOND PORTFOLIO

                      28  BOND PORTFOLIO

                      39  CORE BOND PORTFOLIO

                      47  U.S. TREASURY INDEX PORTFOLIO

                      48  INTERMEDIATE BOND PORTFOLIO

                      54  SHORT-INTERMEDIATE BOND PORTFOLIO

                      58 U.S. GOVERNMENT SECURITIES PORTFOLIO

                  59  NOTES TO THE FINANCIAL STATEMENTS

                  66  REPORT OF INDEPENDENT AUDITORS

                  67  TRUSTEES AND OFFICERS

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

The global economy began to improve throughout the past year, as major central banks continued to employ interest rate reductions and accommodative rhetoric regarding monetary policy to provide monetary stimulus and liquidity. With U.S. interest rates already at the very low level of 1.25 percent, the Federal Reserve provided another reduction of 25 basis points to 1.00 percent in June. The Bank of England and the European Central Bank followed suit with reductions of 50 basis points and 125 basis points, bringing their benchmark rates down to
3.50 percent and 2 percent, respectively. The Bank of Japan maintained their zero percent interest rate policy throughout the year. Meanwhile, the U.K. and Australia have already experienced pre-emptive central bank tightening. On the currency front, the U.S. dollar declined in value versus most major currencies, particularly the euro and the British pound.

The Portfolio produced strong absolute results during the 12 months ended November 30, 2003, returning 18.32 percent for Class A shares. In comparison, its unmanaged benchmark--the J.P. Morgan Non-U.S. Government Bond
Index--returned 19.65 percent.

The Portfolio has been positioned to benefit from the upward movement in yield curves with a short duration position in Japan, offset with slightly long positions in Europe. This was helpful to performance, given the weakness in Japan's bond market relative to markets in Europe. We have also maintained an underweight U.S. dollar position versus a diversified basket of currencies, which was a positive factor in light of the dollar's decline in value.

INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS for periods ended November 30, 2003

                                          J.P. MORGAN
                                            NON-U.S.
                    CLASS A     CLASS D    GOV'T BOND
TOTAL RETURN        SHARES      SHARES*       INDEX
-----------------------------------------------------
ONE YEAR              18.32%      17.48%        19.65%
FIVE YEAR              3.57        3.40          4.61
SINCE INCEPTION        5.89        4.27          6.48**
-----------------------------------------------------

*For Class D shares, performance from 8/23/99 through 9/4/02 is that of Class A shares. Because the fees and expenses of Class D shares are higher than those of Class A shares, actual performance would have been lower if these higher fees and expenses had been taken into account.
**Since inception of Class A.

-------------------------------
PORTFOLIO MANAGER
-------------------------------
WAYNE G. BOWERS
-------------------------------

FUND FACTS (as of 11/30/03)

TICKER SYMBOL             BIBAX

INCEPTION DATE
CLASS A SHARES          3/28/94
CLASS D SHARES         11/20/95

TOTAL NET ASSETS   $ 11,917,873

NET ASSET VALUE
CLASS A SHARES     $      20.78
CLASS D SHARES            20.61
-------------------------------

GROWTH OF A $10,000 INVESTMENT
------------------------------

CLASS A SHARES

[GRAPHIC APPEARS HERE]

                            J.P. Morgan
        International         Non-U.S.
            Bond           Government Bond
          Portfolio            Index

3/28/94     10,000             10,000
            10,405             10,374
            12,299             12,413
            13,464             13,298
            13,052             12,840
            14,599             14,642
            13,801             14,138
            12,982             13,207
            13,735             13,712
            14,706             15,327
11/30/03    17,399             18,343

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The J.P. Morgan Non-U.S. Government Bond Index is an unmanaged index of prices of non-U.S. Government bonds with maturities of one to thirty years.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity, and currency volatility.
The Portfolio is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds. Visit northerninstitutionalfunds.com for the most recent performance information.

FIXED INCOME PORTFOLIOS 2 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
BOND PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

For the 12 months ended November 2003, the investment backdrop for bonds was characterized by record low interest rates, high price volatility and heavy debt issuance. Investor appetites for risk-taking gradually increased amid signs of an improving economy and repeated assurance by the Federal Reserve that interest rate hikes were not on the immediate horizon. Although rates traded in narrow ranges for much of the year, there were periods of sharp adjustments when investors re-calibrated their GDP and inflation outlooks. Although there has been significant evidence of economic expansion both in the U.S. and abroad in recent months, interest rate levels have remained well below their 12-month highs. This environment of low interest rates sparked a rally in higher yielding, lower quality securities.

In this favorable environment, the Portfolio returned 6.45 percent during the period for Class A shares, compared to a total return of 5.18 percent for its benchmark, the Lehman Brothers Aggregate Bond Index.

The mortgage market underperformed considerably in the summer months when Treasury rates spiked temporarily higher, but mortgages produced mixed returns for the Portfolio overall as late period underperformance offset earlier gains. While the Portfolio had a neutral interest rate exposure for most of the year, several small duration bets detracted from performance, as did our decisions with respect to yield curve positioning. The Portfolio's overweight position in corporate bonds, especially its exposure to high-yield securities, helped performance. An underweight to the agency sector and overweight to securitized investments was also a positive.

INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS for periods ended November 30, 2003

                                                          LEHMAN
                    CLASS A     CLASS C     CLASS D     AGGREGATE
TOTAL RETURN        SHARES      SHARES      SHARES      BOND INDEX
------------------------------------------------------------------
ONE YEAR               6.45%       6.24%       6.00%          5.18%
FIVE YEAR              5.48        5.24        5.02           6.47
TEN YEAR               6.73        6.60*       7.26*          6.90
------------------------------------------------------------------

* Since inception.

-------------------------------
PORTFOLIO MANAGERS
-------------------------------
COLIN A. ROBERTSON
ERIC MISENHEIMER
-------------------------------

FUND FACTS (as of 11/30/03)

TICKER SYMBOL             BBPAX

INCEPTION DATE
CLASS A SHARES          1/11/93
CLASS C SHARES           7/3/95
CLASS D SHARES          9/14/94

TOTAL NET ASSETS  $ 597,512,098

NET ASSET VALUE
CLASS A SHARES    $       20.14
CLASS C SHARES            20.14
CLASS D SHARES            20.10
-------------------------------

GROWTH OF A $10,000 INVESTMENT
-------------------------------

CLASS A SHARES

[GRAPHIC APPEARS HERE]

                             Lehman Brothers Aggregate
            Bond Portfolio         Bond Index
1/11/93         10,000             10,000
                11,059             10,916
                10,612             10,582
                12,900             12,449
                13,617             13,204
                14,734             14,201
                16,249             15,544
                16,028             15,537
                17,401             16,946
                18,981             18,837
                19,292             20,215
11/30/03        21,214             21,264

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Visit northerninstitutionalfunds.com for the most recent performance information.

     NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
CORE BOND PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

For the 12 months ended November 30, 2003, the bond market environment was characterized by record low interest rates, high price volatility and heavy debt issuance. In addition, signs of an improving economy and repeated assurances by the Federal Reserve that monetary tightening was not on the immediate horizon helped improve investors' appetite for risk. As a result, we witnessed a rally in higher-yielding, lower-quality securities. Although the Fed helped provide a positive underpinning for the market by maintaining its low interest rate policy, periodic spikes in yields occurred when investors interpreted signs of stronger economic growth to mean that rate hikes could begin as soon as early 2004. However, despite growing evidence of an expansion both in the United States and around the world, interest rate levels in the autumn were sent below their highs for the year.

For the 12 months ended November 30, the Portfolio returned 5.04 percent for Class A shares, compared to 5.18 percent for its benchmark, the Lehman Brothers Aggregate Bond Index.

Mortgages produced mixed returns as underperformance late in the period outweighed earlier gains. Although we positioned the Portfolio with neutral interest rate exposure for most of the year, detractors from performance included several small duration bets and our decisions regarding yield curve positioning. The Portfolio's moderate overweight to corporate bonds, particularly its exposure to BBB-rated issues, proved beneficial given that lower-tier assets were the year's top performers. An overweight to securitized investments and underweight to the agency sector also benefited performance.

INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS for periods ended November 30, 2003

                                                          LEHMAN
                    CLASS A     CLASS C     CLASS D     AGGREGATE
TOTAL RETURN        SHARES      SHARES      SHARES      BOND INDEX
------------------------------------------------------------------
ONE YEAR               5.04%       4.76%       4.80%          5.18%
SINCE INCEPTION        5.70        5.57        5.59           6.94*
------------------------------------------------------------------

*Since inception of Class A.

-------------------------------
PORTFOLIO MANAGERS
-------------------------------
COLIN A. ROBERTSON
MARIA QUINTANA
-------------------------------

FUND FACTS (as of 11/30/03)

TICKER SYMBOL             NOCBX

INCEPTION DATE
CLASS A SHARES          3/29/01
CLASS C SHARES          3/29/01
CLASS D SHARES          3/29/01

TOTAL NET ASSETS  $ 110,908,779

NET ASSET VALUE
CLASS A SHARES    $       10.04
CLASS C SHARES            10.03
CLASS D SHARES            10.06
-------------------------------

GROWTH OF A $10,000 INVESTMENT
-------------------------------

CLASS A SHARES

[GRAPHIC APPEARS HERE]

                              Lehman Brothers
         Core Bond              Aggregate
         Portfolio              Bond Index
3/29/01    10,000                 10,000
           10,454                 10,592
           11,041                 11,368
11/30/03   11,598                 11,958

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Visit northerninstitutionalfunds.com for the most recent performance information.


FIXED INCOME PORTFOLIOS 4 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
U.S. TREASURY INDEX PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

During the past several months, the continued low level of U.S. inflation has led the Federal Reserve to maintain an accommodative interest rate policy. Mixed statistics from the consumer sector--and labor market--prompted the Fed to keep the target rate unchanged for most of the year. The Fed changed rates once during the period, lowering the target rate from 1.25 percent to 1 percent at the June 25 meeting. On the supply front, the U.S. Treasury has continued to issue debt at record levels, issuing $530.3 billion during the first three quarters of 2003, an increase of 24.9 percent over the same period in 2002. Two-year Treasury yields declined by two basis points from the previous November, while five-, 10- and 3O-year Treasury yields increased by six, 11 and nine basis points, respectively, during the same period. Absolute yield levels at November month end were 2.04 percent, 3.36 percent, 4.33 percent and 5.13 percent in the two-, five-, 10- and 3O-year maturity ranges, respectively.

During the generally positive environment of the 12 months ended November 30, 2003, the Portfolio produced a total return of 3.78 percent for Class A shares. In comparison, the Lehman Brothers Treasury Bond Index returned 3.98 percent in the same period.

We continue to invest in securities represented by the Index in an effort to provide returns that closely approximate those of the benchmark.

INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS for periods ended November 30, 2003

                                                           LEHMAN
                  CLASS A      CLASS C      CLASS D       TREASURY
TOTAL RETURN      SHARES       SHARES       SHARES       BOND INDEX
-------------------------------------------------------------------
ONE YEAR             3.78%        3.58%        3.42%           3.98%
FIVE YEAR            5.73         5.59         5.34            6.04
TEN YEAR             6.41         5.00*        7.22*           6.64
-------------------------------------------------------------------
*Since inception.

-------------------------------
PORTFOLIO MANAGER
-------------------------------
DAN PERSONETTE
-------------------------------

FUND FACTS (as of 11/30/03)

TICKER SYMBOL             BTIAX

INCEPTION DATE
CLASS A SHARES          1/11/93
CLASS C SHARES          10/6/98
CLASS D SHARES         11/16/94

TOTAL NET ASSETS  $  67,120,240

NET ASSET VALUE
CLASS A SHARES    $       21.61
CLASS C SHARES            21.60
CLASS D SHARES            21.59
-------------------------------

GROWTH OF A $10,000 INVESTMENT
------------------------------

CLASS A SHARES

[GRAPHIC APPEARS HERE]

                                          Lehman Brothers
                   U.S. Treasury              Treasury
                  Index Portfolio            Bond Index
1/11/93               10,000                   10,000
                      10,995                   11,026
                      10,573                   10,631
                      12,368                   12,480
                      13,002                   13,135
                      13,967                   14,096
                      15,489                   15,639
                      15,164                   15,374
                      16,728                   17,012
                      18,326                   18,689
                      19,722                   20,170
11/30/03              20,469                   20,973

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Treasury Bond Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike Treasury bonds and bills, the principal value and investment return of the Portfolio is not guaranteed or insured by the U.S. Government.
Visit northerninstitutionalfunds.com for the most recent performance information.


     NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

The year began on a favorable note for the bond market, as a wobbly economic recovery and the threat of war created strong demand for Treasuries. The 10-year note traded in a range of 3.75 percent to 4.25 percent through the first half of the period. However, volatility increased when the Federal Reserve sent interest rates plunging in July with comments about the increasing risks of disinflation, then caused yields to soar in August by essentially retracting their previous statement. The 10-year note soon settled into a new trading range near 4.30 percent, as improving economic data was balanced by the FOMC's assurances that monetary policy would remain accommodative. Corporate bonds performed well on the strength of investors' growing appetite for yield and companies' renewed focus on balance sheet repair.

For the period ended November 30, 2003, the Portfolio's total return was 5.40 percent for Class A shares. Its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index, returned 5.66 percent.

We began the year with a slight underweight to corporate bonds, but built an overweight position during the second quarter. While the higher corporate exposure helped somewhat, the measured increase to the position prevented the Portfolio from fully benefiting from the strong rally in the asset class. The Portfolio's allocation to mortgage-backed securities produced mixed results, as the positive performance of mortgages in the year's first half was offset somewhat by their underperformance in the second half. Our duration decisions and yield curve positioning detracted from performance, particularly in the third quarter.

INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS for periods ended November 30, 2003

                                            LEHMAN INTERIM.
                  CLASS A      CLASS D        GOV'T/CORP.
TOTAL RETURN      SHARES       SHARES         BOND INDEX
-----------------------------------------------------------
ONE YEAR             5.40%        4.95%                5.66%
FIVE YEAR            5.69         5.30                 6.55
SINCE INCEPTION      5.87         4.99                 6.89*
-----------------------------------------------------------
*Since inception of Class A.

-------------------------------
PORTFOLIO MANAGERS
-------------------------------
COLIN A. ROBERTSON
MARIA QUINTANA
-------------------------------

FUND FACTS (as of 11/30/03)

TICKER SYMBOL         NIBAX

INCEPTION DATE
CLASS A SHARES           8/1/97
CLASS D SHARES          10/2/98

TOTAL NET ASSETS  $  45,823,848

NET ASSET VALUE
CLASS A SHARES    $       20.53
CLASS D SHARES            20.52
-------------------------------

GROWTH OF A $10,000 INVESTMENT
------------------------------

CLASS A SHARES

[GRAPHIC APPEARS HERE]

                 Intermediate        Lehman Brothers Intermediate
                Bond Portfolio       Government/Corporate Bond Index
8/1/97              10,000                      10,000
                    10,118                      10,199
                    10,880                      11,104
                    10,907                      11,228
                    11,671                      12,101
                    12,870                      13,503
                    13,616                      14,431
11/30/03            14,352                      15,249

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of prices of U.S. Government and corporate bonds with remaining maturities of one to ten years.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Visit northerninstitutionalfunds.com for the most recent performance information.

FIXED INCOME PORTFOLIOS 6 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SHORT-INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

The past year was a tumultuous time for the bond market as investors weighed the effects of war in Iraq, a strengthening U.S. economy and record low interest rates. Muted inflation and unused industrial and labor capacity allowed the Federal Reserve to keep short interest rates anchored at 1 percent, while l0-year Treasury yields ranged from a low of 3.18 percent to a high of 4.61 percent. Even though the economy gradually strengthened from summer onward, Fed statements indicating that interest rates would be kept low for a considerable period kept yields from rising substantially.

The favorable environment for bonds translated into a total return of 4.01 percent for the Portfolio's Class A shares, in line with the 4.07 percent return of its benchmark, the Merrill Lynch 1-5 Year Corporate/Government Bond Index.

We began the year with neutral exposure to corporate bonds and an underweight in BBB-rated credits. This worked against performance when lower-tier credits turned in the best returns. The Portfolio was overweight in mortgages for most of the period, which had a net positive impact on return. Performance was also helped by our security-specific trades in both asset-backed securities and commercial mortgage-backed securities. The overweight to these two sectors resulted in an underweight to the agency sector, which proved beneficial when a scandal broke relating to the accounting practices of certain government-sponsored enterprises. The Portfolio also benefited from our careful selection of specific mortgage-backed and short-term agency securities. Duration decisions had a negligible impact on performance.

INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS for periods ended November 3O, 2003

                                            MERRILL LYNCH
                                                 1-5
                  CLASS A      CLASS D       CORP./GOV'T
TOTAL RETURN      SHARES       SHARES        BOND INDEX
---------------------------------------------------------
ONE YEAR             4.01%        3.61%              4.07%
FIVE YEAR            5.14         4.73               6.13
TEN YEAR             5.70         5.65*              6.21
---------------------------------------------------------
*Since inception.

-------------------------------
PORTFOLIO MANAGER
-------------------------------
COLIN A. ROBERTSON
-------------------------------

FUND FACTS (as of 11/30/03)

TICKER SYMBOL        BSBAX

INCEPTION DATE
CLASS A SHARES          1/11/93
CLASS D SHARES          9/14/94

TOTAL NET ASSETS  $ 165,654,265

NET ASSET VALUE
CLASS A SHARES    $       18.82
CLASS D SHARES            18.76
-------------------------------

GROWTH OF A $10,000 INVESTMENT
------------------------------

CLASS A SHARES

[GRAPHIC APPEARS HERE]

                                      Merrill Lynch 1-5
           Short-Intermediate       Corporate/Government
            Bond Portfolio               Bond Index
1/11/93          10,000                   10,000
                 10,590                   10,669
                 10,678                   10,627
                 11,915                   11,928
                 12,592                   12,623
                 13,340                   13,392
                 14,341                   14,476
                 14,663                   14,844
                 15,692                   15,934
                 17,040                   17,654
                 17,716                   18,723
11/30/03         18,428                   19,486

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Merrill Lynch 1-5 Corporate/Government Bond Index is an unmanaged index of prices of U.S. Government and corporate bonds with maturities of one to five years.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Visit northerninstitutionalfunds.com for the most recent performance information.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
U.S.GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

The key investment theme of the past year has been the improving backdrop for the financial markets. Terrorism and the Iraqi war have receded from focus, corporate and investment scandals have declined in number and, most importantly, the U.S. economy has strengthened. Nevertheless, muted inflation and unused industrial and labor capacity allowed the Federal Reserve to hold short-term interest rates at 1 percent. The 10-year Treasury yield ranged from a low of
3.18 percent to a high of 4.61 percent, reflecting the unusual level of volatility in the bond market. The yield curve remained steep throughout the period.

In this moderately positive environment for bonds, the Portfolio produced a total return of 2.92 percent for Class A shares for the 12-month period ended November 30, 2003. In comparison, its unmanaged benchmark--the Merrill Lynch 1-5 Year Government Index--returned 2.75 percent.

Our investment strategies during the fiscal year focused on sector allocation, security selection and duration decisions. Although we moved into and out of agency and mortgage positions several times during the period, in general the Portfolio was overweight mortgages and underweight agencies. At various times these actions both benefited and detracted from performance, but for the full period the net result was positive. Performance also was helped by the careful selection of specific mortgage-backed, Treasury inflation protection and short-term government agency securities. Our duration decisions had a negligible impact on performance. Finally, we regularly--and successfully--positioned specific new securities in the Portfolio to benefit from a flattening of the steep yield curve.

INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS for periods ended November 3O, 2003

                                            MERRILL LYNCH
                  CLASS A      CLASS D        1-5 GOV'T
TOTAL RETURN      SHARES       SHARES           INDEX
---------------------------------------------------------
ONE YEAR             2.92%        2.48%              2.75%
FIVE YEAR            5.64         5.22               5.75
TEN YEAR             5.69         5.74*              5.98
---------------------------------------------------------
*Since inception.

-------------------------------
PORTFOLIO MANAGER
-------------------------------
DEBORAH BOYER
-------------------------------

FUND FACTS (as of 11/30/03)

TICKER SYMBOL         BUSAX

INCEPTION DATE
CLASS A SHARES           4/5/93
CLASS D SHARES          9/15/94

TOTAL NET ASSETS  $ 123,168,719

NET ASSET VALUE
CLASS A SHARES    $       20.24
CLASS D SHARES            20.17
-------------------------------

GROWTH OF A $10,000 INVESTMENT
------------------------------

CLASS A SHARES

[GRAPHIC APPEARS HERE]

              U.S Government        Merrill Lynch 1-5
           Securities Portfolio     Government Index
4/5/93            10,000                  10,000
                  10,302                  10,333
                  10,242                  10,282
                  11,385                  11,525
                  11,975                  12,178
                  12,681                  12,914
                  13,615                  13,960
                  13,951                  14,307
                  14,932                  15,374
                  16,429                  16,955
                  17,404                  17,974
11/30/93          17,912                  18,466

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Merrill Lynch 1-5 Government Index is an unmanaged index of prices of U.S. Treasury notes with maturities of one to five years.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike Treasury bonds and bills, the principal value and investment return of the Portfolio are not guaranteed or insured by the U.S. Government.
Visit northerninstitutionalfunds.com for the most recent performance information.

FIXED INCOME PORTFOLIOS 8 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        FIXED INCOME PORTFOLIOS
                                                                           ----



                      THIS PAGE INTENTIONALLY LEFT BLANK

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                             INTERNATIONAL
Amounts in thousands,                             BOND            BOND
except per share data                          PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost               $      10,703   $     623,984
Investments, at fair value                   $      11,716   $     623,876
Cash                                                     1             198
Foreign currencies, at fair value (cost $35)            35              --
Interest income receivable                             219           5,764
Receivable for securities sold                         947           9,211
Receivable for fund shares sold                         --              68
Receivable from affiliated administrator                --              23
Unrealized gain on forward foreign
 currency exchange contracts                             1              --
Prepaid and other assets                                 3               8
Total Assets                                        12,922         639,148
--------------------------------------------------------------------------
LIABILITIES:
Payable upon return of securities loaned                --              --
Payable for securities purchased                       982              --
Payable for when-issued securities                      --          40,306
Payable for fund shares redeemed                        --           1,117
Payable to affiliates:
   Investment advisory fees                              7             123
   Co-administration fees                                1              49
   Custody and accounting fees                           4               8
   Transfer agent fees                                  --               6
Accrued registration fees and other
 liabilities                                            10              27
Total Liabilities                                    1,004          41,636
--------------------------------------------------------------------------
Net Assets                                   $      11,918   $     597,512
--------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                $       9,942   $     614,377
Accumulated undistributed net
 investment income                                   1,487           1,391
Accumulated undistributed net realized
 gains (losses)                                       (530)        (18,150)
Net unrealized appreciation (depreciation)           1,019            (106)
Net Assets                                   $      11,918   $     597,512
--------------------------------------------------------------------------
Net Assets:
   Class A                                   $      11,917   $     593,559
   Class C                                              --           3,624
   Class D                                               1             329
Total Shares Outstanding (no par value,
 unlimited shares authorized):
   Class A                                             574          29,470
   Class C                                              --             180
   Class D                                              --              16
Net Asset Value, Redemption and Offering
 Price Per Share:
   Class A                                   $       20.78   $       20.14
   Class C                                              --           20.14
   Class D                                           20.61           20.10
--------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 10 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                                 SHORT-           U.S.
                                                 CORE        U.S. TREASURY    INTERMEDIATE    INTERMEDIATE    GOVERNMENT
Amounts in thousands,                            BOND            INDEX            BOND            BOND        SECURITIES
except per share data                          PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost               $     128,788   $      86,698   $      57,712   $     193,760   $     146,988
Investments, at fair value                   $     128,688   $      87,193   $      57,973   $     194,562   $     146,867
Cash                                                   436              --              16             157               1
Foreign currencies, at fair value (cost $35)            --              --              --              --              --
Interest income receivable                             870             624             437           1,275             556
Receivable for securities sold                       1,647              --              --              --           2,067
Receivable for fund shares sold                         --             170              79              85             122
Receivable from affiliated administrator                12              --               3               5              --
Unrealized gain on forward foreign
 currency exchange contracts                            --              --              --              --              --
Prepaid and other assets                                 3               3               3               3               5
Total Assets                                       131,656          87,990          58,511         196,087         149,618
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable upon return of securities loaned            13,258          20,845          12,637          30,264          23,471
Payable for securities purchased                        --              --              --             102           2,932
Payable for when-issued securities                   7,447              --              --              --              --
Payable for fund shares redeemed                        --              --              29               8              --
Payable to affiliates:
   Investment advisory fees                             23               8               9              34              25
   Co-administration fees                                9               5               4              13              10
   Custody and accounting fees                           4               2               3               3               2
   Transfer agent fees                                   1               1              --               1               1
Accrued registration fees and other
 liabilities                                             5               9               5               8               8
Total Liabilities                                   20,747          20,870          12,687          30,433          26,449
--------------------------------------------------------------------------------------------------------------------------
Net Assets                                   $     110,909   $      67,120   $      45,824   $     165,654   $     123,169
--------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                $     111,279   $      65,886   $      46,754   $     177,589   $     121,373
Accumulated undistributed net
 investment income                                      79              65              33              10              87
Accumulated undistributed net realized
 gains (losses)                                       (349)            674          (1,224)        (12,747)          1,830
Net unrealized appreciation (depreciation)            (100)            495             261             802            (121)
Net Assets                                   $     110,909   $      67,120   $      45,824   $     165,654   $     123,169
--------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Class A                                   $     110,907   $      63,061   $      45,728   $     165,595   $     121,523
   Class C                                               1           1,938              --              --              --
   Class D                                               1           2,121              96              59           1,646
Total Shares Outstanding (no par value,
 unlimited shares authorized):
   Class A                                          11,042           2,918           2,227           8,801           6,004
   Class C                                              --              90              --              --              --
   Class D                                              --              98               5               3              82
Net Asset Value, Redemption and Offering
 Price Per Share:
   Class A                                   $       10.04   $       21.61   $       20.53   $       18.82   $       20.24
   Class C                                           10.03           21.60              --              --              --
   Class D                                           10.06           21.59           20.52           18.76           20.17
--------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                             INTERNATIONAL
                                                  BOND            BOND
Amounts in thousands                           PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                              $         406   $      29,084
Net income from securities loaned                       --              --
   Total Investment Income                             406          29,084
--------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                               109           2,586
Co-administration fees                                  19             647
Custody and accounting fees                             47             104
Transfer agent fees                                      2              72
Registration fees                                       12              24
Printing fees                                           --              13
Professional fees                                        5              26
Trustee fees and expenses                                3              13
Shareholder servicing fees                               1              12
Other                                                    6              27
--------------------------------------------------------------------------
Total Expenses                                         204           3,524
   Less voluntary waivers of
    investment advisory fees                           (19)           (970)
   Less expenses reimbursed by
    administrator                                      (61)           (201)
   Less custodian credits                               --              (6)
   Net Expenses                                        124           2,347
--------------------------------------------------------------------------
Net Investment Income                                  282          26,737
--------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                       1,570          16,073
   Foreign currency transactions                        --              (1)
Net change in unrealized appreciation
 (depreciation) on:
   Investments                                         353          (1,930)
   Forward foreign currency
    exchange contracts                                  32              --
   Translation of other assets and
    liabilities denominated in
    foreign currencies                                 (11)              2
   Net Gains (Losses) on Investments                 1,944          14,144
--------------------------------------------------------------------------
Net Increase in Net Assets Resulting
 from Operations                             $       2,226   $      40,881
--------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 12 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                     FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003

                                                                  U.S.                           SHORT-           U.S.
                                                               TREASURY       INTERMEDIATE    INTERMEDIATE    GOVERNMENT
                                               CORE BOND        INDEX            BOND            BOND         SECURITIES
Amounts in thousands                           PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                              $       4,376   $       2,294   $       1,585   $       5,678   $       3,272
Net income from securities loaned                       35              29               6              15              37
   Total Investment Income                           4,411           2,323           1,591           5,693           3,309
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                               486             184             178             732             490
Co-administration fees                                 121              61              45             183             123
Custody and accounting fees                             47              23              37              37              26
Transfer agent fees                                     12              11               5              19              14
Registration fees                                       25              19              21              21              19
Printing fees                                           --              --              --              --              --
Professional fees                                       10               5               4              10               5
Trustee fees and expenses                                3               3               3               3               3
Shareholder servicing fees                              --               8              --              --               4
Other                                                    8               8               7               8               7
--------------------------------------------------------------------------------------------------------------------------
Total Expenses                                         712             322             300           1,013             691
   Less voluntary waivers of
    investment advisory fees                          (182)            (92)            (67)           (275)           (184)
   Less expenses reimbursed by
    administrator                                      (91)            (58)            (72)            (74)            (60)
   Less custodian credits                               (1)             --              --              (4)             --
   Net Expenses                                        438             172             161             660             447
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                3,973           2,151           1,430           5,033           2,862
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                       2,789             758           1,455           4,418           2,271
   Foreign currency transactions                        --              --              --              --              --
Net change in unrealized appreciation
 (depreciation) on:
   Investments                                        (804)         (1,097)           (228)         (1,533)         (1,707)
   Forward foreign currency
    exchange contracts                                  --              --              --              --              --
   Translation of other assets and
    liabilities denominated in
    foreign currencies                                  --              --              --              --              --
   Net Gains (Losses) on Investments                 1,985            (339)          1,227           2,885             564
--------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting
 from Operations                             $       5,958   $       1,812   $       2,657   $       7,918   $       3,426
--------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   INTERNATIONAL                                                   U.S. TREASURY
                                                  BOND PORTFOLIO       BOND PORTFOLIO     CORE BOND PORTFOLIO     INDEX PORTFOLIO

Amounts in thousands                              2003      2002      2003       2002        2003       2002       2003      2002
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                           $    282  $    957  $  26,737  $  42,991  $   3,973  $   5,723  $   2,151  $  2,077
Net realized gains (losses)                        1,570      (425)    16,072    (15,915)     2,789       (772)       758     1,163
Net change in unrealized appreciation
 (depreciation)                                      374     1,257     (1,928)    11,075       (804)       (66)    (1,097)      288
   Net Increase in Net Assets Resulting from
    Operations                                     2,226     1,789     40,881     38,151      5,958      4,885      1,812     3,528
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARE TRANSACTIONS:
Proceeds from shares sold                          1,856     1,925    113,602    214,592     91,148     30,226     39,169    48,037
Reinvestment of dividends                            537       632     26,606     40,396      2,938      8,199      2,198     2,403
Payments for shares redeemed                     (17,620)   (4,297)  (255,314)  (428,525)   (87,817)   (87,383)   (26,409)  (45,634)
   Net Increase (Decrease) in Net Assets
    Resulting from Class A Share Transactions    (15,227)   (1,740)  (115,106)  (173,537)     6,269    (48,958)    14,958     4,806
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARE TRANSACTIONS:
Proceeds from shares sold                             --        --      1,149      1,235         --          1      1,334     2,632
Reinvestment of dividends                             --        --        319        665         --         --        144        94
Payments for shares redeemed                          --        --     (8,037)   (12,820)        --         --     (2,448)     (838)
   Net Increase (Decrease) in Net Assets
    Resulting from Class C Share Transactions         --        --     (6,569)   (10,920)        --          1       (970)    1,888
-----------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARE TRANSACTIONS:
Proceeds from shares sold                            477       104         23        207         --          1      2,159       343
Reinvestment of dividends                             --        --         14         12         --         --         18        17
Payments for shares redeemed                        (582)       (1)       (31)       (90)        --         --       (542)      (61)
   Net Increase (Decrease) in Net Assets
    Resulting from Class D Share Transactions       (105)      103          6        129         --          1      1,635       299
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income                        (1,251)     (829)   (29,159)   (44,604)    (4,504)    (6,219)    (2,014)   (1,987)
From net realized gains                               --        --         --         --         --     (2,066)    (1,003)   (1,115)
   Total Distributions to Class A shareholders    (1,251)     (829)   (29,159)   (44,604)    (4,504)    (8,285)    (3,017)   (3,102)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income                            --        --       (319)      (666)        --         --        (87)      (66)
From net realized gains                               --        --         --         --         --         --        (57)      (27)
   Total Distributions to Class C shareholders        --        --       (319)      (666)        --         --       (144)      (93)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income                           (17)       --        (14)       (12)        --         --        (46)      (12)
From net realized gains                               --        --         --         --         --         --        (15)       (6)
   Total Distributions to Class D shareholders       (17)       --        (14)       (12)        --         --        (61)      (18)
-----------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets          (14,374)     (677)  (110,280)  (191,459)     7,723    (52,356)    14,213     7,308
NET ASSETS:
Beginning of year                                 26,292    26,969    707,792    899,251    103,186    155,542     52,907    45,599
End of year                                     $ 11,918  $ 26,292  $ 597,512  $ 707,792  $ 110,909  $ 103,186  $  67,120  $ 52,907
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment Income $  1,487  $  1,298  $   1,391  $     812  $      79  $      48  $      65  $     61
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 14 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                   INTERMEDIATE      SHORT-INTERMEDIATE     U.S. GOVERNMENT
                                                  BOND PORTFOLIO       BOND PORTFOLIO     SECURITIES PORTFOLIO
Amounts in thousands                              2003      2002      2003       2002        2003       2002
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                           $  1,430  $  1,873  $   5,033  $   9,509  $   2,862  $   4,205
Net realized gains (losses)                        1,455       238      4,418        259      2,271      2,562
Net change in unrealized appreciation
(depreciation)                                      (228)      561     (1,533)    (1,436)    (1,707)       120
   Net Increase in Net Assets Resulting from
    Operations                                     2,657     2,672      7,918      8,332      3,426      6,887
--------------------------------------------------------------------------------------------------------------
CLASS A SHARE TRANSACTIONS:
Proceeds from shares sold                         27,508     5,828    119,674    109,103     49,907     31,999
Reinvestment of dividends                          1,092     1,502      4,331      8,176      5,386      5,941
Payments for shares redeemed                     (29,248)   (7,300)  (153,693)  (195,495)   (44,703)   (31,203)
   Net Increase (Decrease) in Net Assets
    Resulting from Class A Share Transactions       (648)       30    (29,688)   (78,216)    10,590      6,737
--------------------------------------------------------------------------------------------------------------
CLASS C SHARE TRANSACTIONS:
Proceeds from shares sold                             --        --         --         --         --         --
Reinvestment of dividends                             --        --         --         --         --         --
Payments for shares redeemed                          --        --         --         --         --         --
   Net Increase (Decrease) in Net Assets
    Resulting from Class C Share Transactions         --        --         --         --         --         --
--------------------------------------------------------------------------------------------------------------
CLASS D SHARE TRANSACTIONS:
Proceeds from shares sold                             36        51         36         29        254        550
Reinvestment of dividends                              3         1          2          2         50         54
Payments for shares redeemed                         (12)      (12)       (45)        (4)      (133)       (66)
   Net Increase (Decrease) in Net Assets
    Resulting from Class D Share Transactions         27        40         (7)        27        171        538
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income                        (1,463)   (1,886)    (5,342)    (9,408)    (3,273)    (4,441)
From net realized gains                               --        --         --         --     (2,253)    (1,653)
   Total Distributions to Class A shareholders    (1,463)   (1,886)    (5,342)    (9,408)    (5,526)    (6,094)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income                            --        --         --         --         --         --
From net realized gains                               --        --         --         --         --         --
   Total Distributions to Class C shareholders        --        --         --         --         --         --
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income                            (3)       (1)        (2)        (1)       (37)       (42)
From net realized gains                               --        --         --         --        (28)       (16)
   Total Distributions to Class D shareholders        (3)       (1)        (2)        (1)       (65)       (58)
--------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets              570       855    (27,121)   (79,266)     8,596      8,010
NET ASSETS:
Beginning of year                                 45,254    44,399    192,775    272,041    114,573    106,563
End of year                                     $ 45,824  $ 45,254  $ 165,654  $ 192,775  $ 123,169  $ 114,573
--------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment Income $     33  $     38  $      10  $     129  $      87  $   1,679
--------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               CLASS A
INTERNATIONAL BOND PORTFOLIO

Selected per share data                          2003 /(4)/    2002 /(4)/        2001          2000          1999
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $    19.48   $       18.77   $    17.74   $      18.86   $    21.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           1.54            0.67         0.71          (1.38)        0.96
Net realized and unrealized gains (losses)             1.72            0.62         0.32           0.26        (2.07)
   Total Income (Loss) from Investment
    Operations                                         3.26            1.29         1.03          (1.12)       (1.11)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income/(1)/                    (1.96)          (0.58)          --             --        (1.24)
   From net realized gains                               --              --           --             --        (0.14)
      Total Distributions Paid                        (1.96)          (0.58)          --             --        (1.38)
--------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Year                    $    20.78   $       19.48   $    18.77   $      17.74   $    18.86
--------------------------------------------------------------------------------------------------------------------
Total Return/(2)/                                     18.32%           7.06%        5.81%         (5.94)%      (5.76)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $   11,917   $      26,188   $   26,969   $     28,905   $   28,397
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements         0.96%           0.96%        0.96%          0.96%        0.96%
   Expenses, before waivers and reimbursements         1.59%           1.37%        1.52%          1.54%        1.44%
   Net investment income, net of waivers and
    reimbursements                                     2.21%           3.61%        4.11%          3.86%        4.89%
   Net investment income, before waivers and
    reimbursements                                     1.58%           3.20%        3.55%          3.28%        4.41%
Portfolio Turnover Rate                               62.15%         201.22%      371.96%        179.26%       17.85%
--------------------------------------------------------------------------------------------------------------------

                                                                               CLASS D

Selected per share data                          2003 /(4)/     2002 /(5)/    2001 /(6)/    2000 /(6)/    1999 /(7)/
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $    19.46   $       19.71           --             --   $    21.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                  1.39            0.19           --             --         0.29
Net realized and unrealized gains (losses)             1.72           (0.44)          --             --        (1.25)
   Total Income (Loss) from Investment
    Operations                                         3.11           (0.25)          --             --        (0.96)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income/(1)/                    (1.96)             --           --             --        (0.54)
   From net realized gains                               --              --           --             --        (0.14)
      Total Distributions Paid                        (1.96)             --           --             --        (0.68)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $    20.61   $       19.46           --             --   $    19.62/(7)/
--------------------------------------------------------------------------------------------------------------------
Total Return/(2)/                                     17.48%          (1.27)%         --             --           --
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period          $        1   $         104           --             --           --
Ratio to average net assets of:/(3)/
   Expenses, net of waivers and reimbursements         1.35%           1.35%          --             --           --
   Expenses, before waivers and reimbursements         1.98%           1.76%          --             --           --
   Net investment income, net of waivers and
    reimbursements                                     1.82%           3.22%          --             --           --
   Net investment income, before waivers and
    reimbursements                                     1.19%           2.81%          --             --           --
Portfolio Turnover Rate                               62.15%         201.22%          --             --           --
--------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(3)  Annualized for periods less than one year.
(4) Financial highlights for the year ended were calculated using the average shares outstanding method.
(5) Shares were reintroduced on September 5, 2002. Financial highlights were calculated using the average shares outstanding method.
(6) No shares outstanding for the period August 23, 1999 through September 4, 2002.
(7) Class D shares were fully redeemed as of August 22, 1999. As such no total return or supplemental data and ratios were presented for the fiscal years ended November 30, 1999 - 2001.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 16 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                               CLASS A
BOND PORTFOLIO

Selected per share data                          2003 /(2)/   2002 /(2)(3)/      2001          2000          1999
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $    19.81   $       19.94   $    19.49   $      19.31   $    21.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                  0.84            1.04         1.28           1.37         1.35
Net realized and unrealized gains (losses)             0.42           (0.08)        0.45           0.21        (1.63)
   Total Income (Loss) from Investment
    Operations                                         1.26            0.96         1.73           1.58        (0.28)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                         (0.93)          (1.09)       (1.28)         (1.40)       (1.34)
   From net realized gains                               --              --           --             --        (0.68)
      Total Distributions Paid                        (0.93)          (1.09)       (1.28)         (1.40)       (2.02)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $    20.14   $       19.81   $    19.94   $      19.49   $    19.31
--------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                      6.45%           4.99%        9.08%          8.56%       (1.35)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $  593,559   $     697,601   $  877,920   $  1,034,495   $  879,161
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements         0.36%           0.36%        0.36%          0.36%        0.36%
   Expenses, before waivers and reimbursements         0.54%           0.59%        0.74%          0.74%        0.74%
   Net investment income, net of waivers and
    reimbursements                                     4.14%           5.27%        6.38%          7.23%        6.95%
   Net investment income, before waivers and
    reimbursements                                     3.96%           5.04%        6.00%          6.85%        6.57%
Portfolio Turnover Rate                              325.90%         277.45%      297.81%        143.72%       72.61%
--------------------------------------------------------------------------------------------------------------------

                                                                               CLASS C

Selected per share data                          2003 /(2)/   2002 /(2)(3)/   2001 /(2)/    2000 /(2)/       1999
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $    19.81   $       19.93   $    19.48   $      19.30   $    21.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                  0.82            1.01         1.23           1.31         1.32
Net realized and unrealized gains (losses)             0.39           (0.09)        0.45           0.22        (1.65)
   Total Income (Loss) from Investment
    Operations                                         1.21            0.92         1.68           1.53        (0.33)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                         (0.88)          (1.04)       (1.23)         (1.35)       (1.29)
   From net realized gains                               --              --           --             --        (0.68)
      Total Distributions Paid                        (0.88)          (1.04)       (1.23)         (1.35)       (1.97)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $    20.14   $       19.81   $    19.93   $      19.48   $    19.30
--------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                      6.24%           4.73%        8.83%          8.33%       (1.59)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $    3,624   $       9,874   $   21,144   $     39,868   $   62,557
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements         0.60%           0.60%        0.60%          0.60%        0.60%
   Expenses, before waivers and reimbursements         0.78%           0.83%        0.98%          0.98%        0.98%
   Net investment income, net of waivers and
    reimbursements                                     3.90%           5.03%        6.14%          6.99%        6.71%
   Net investment income, before waivers and
    reimbursements                                     3.72%           4.80%        5.76%          6.61%        6.33%
Portfolio Turnover Rate                              325.90%         277.45%      297.81%        143.72%       72.61%
--------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.
(3) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                               CLASS D
BOND PORTFOLIO

Selected per share data                          2003 /(2)/   2002 /(2)(3)/   2001 /(2)/    2000 /(2)/       1999
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $    19.78   $       19.91   $    19.47   $      19.28   $    21.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                  0.74            0.90         0.43           1.23         1.31
Net realized and unrealized gains (losses)             0.43           (0.02)        1.21           0.23        (1.67)
   Total Income (Loss) from Investment
    Operations                                         1.17            0.88         1.64           1.46        (0.36)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                         (0.85)          (1.01)       (1.20)         (1.27)       (1.26)
   From net realized gains                               --              --           --             --        (0.68)
      Total Distributions Paid                        (0.85)          (1.01)       (1.20)         (1.27)       (1.94)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $    20.10   $       19.78   $    19.91   $      19.47   $    19.28
--------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                      6.00%           4.60%        8.64%          7.92%       (1.74)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $      329   $         317   $      187   $        144   $    1,497
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements         0.75%           0.75%        0.75%          0.75%        0.75%
   Expenses, before waivers and reimbursements         0.93%           0.98%        1.13%          1.13%        1.13%
   Net investment income, net of waivers and
    reimbursements                                     3.75%           4.88%        5.99%          6.84%        6.56%
   Net investment income, before waivers and
    reimbursements                                     3.57%           4.65%        5.61%          6.46%        6.18%
Portfolio Turnover Rate                              325.90%         277.45%      297.81%        143.72%       72.61%
--------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.
(3) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 18 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

CORE BOND PORTFOLIO                                                            CLASS A

Selected per share data                                          2003       2002/(3)(4)/     2001/(5)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $       9.92   $      10.06   $      10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                0.33           0.50           0.40
Net realized and unrealized gains                                    0.17           0.03           0.05
   Total Income from Investment Operations                           0.50           0.53           0.45
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (0.38)         (0.54)         (0.39)
   From net realized gains                                             --          (0.13)            --
      Total Distributions Paid                                      (0.38)         (0.67)         (0.39)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $      10.04   $       9.92   $      10.06
-------------------------------------------------------------------------------------------------------
Total Return/(1)/                                                    5.04%          5.61%          4.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                      $    110,907   $    103,184   $    155,542
Ratio to average net assets of:/(2)/
   Expenses, net of waivers and reimbursements                       0.36%          0.36%          0.36%
   Expenses, before waivers and reimbursements                       0.59%          0.68%          0.81%
   Net investment income, net of waivers and reimbursements          3.27%          5.13%          5.91%
   Net investment income, before waivers and reimbursements          3.04%          4.81%          5.46%
Portfolio Turnover Rate                                            380.92%        257.35%        197.85%
-------------------------------------------------------------------------------------------------------

                                                                               CLASS C
Selected per share data                                          2003       2002/(3)(4)/     2001/(5)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $       9.92   $      10.01   $      10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                0.33           0.50           0.40
Net realized and unrealized gains                                    0.15           0.07             --
   Total Income from Investment Operations                           0.48           0.57           0.40
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (0.37)         (0.53)         (0.39)
   From net realized gains                                             --          (0.13)            --
      Total Distributions Paid                                      (0.37)         (0.66)         (0.39)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $      10.03   $       9.92   $      10.01
-------------------------------------------------------------------------------------------------------
Total Return/(1)/                                                    4.76%          6.04%          4.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                      $          1   $          1   $         --
Ratio to average net assets of: /2/
   Expenses, net of waivers and reimbursements                       0.60%          0.60%          0.60%
   Expenses, before waivers and reimbursements                       0.83%          0.92%          1.05%
   Net investment income, net of waivers and reimbursements          3.03%          4.89%          5.67%
   Net investment income, before waivers and reimbursements          2.80%          4.57%          5.22%
Portfolio Turnover Rate                                            380.92%        257.35%        197.85%
-------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.
(4) Financial highlights for the year ended were calculated using the average shares outstanding method.
(5) For the period March 29, 2001 (commencement of operations) through November 30, 2001.


See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

CORE BOND PORTFOLIO                                                            CLASS D

Selected per share data                                          2003       2002/(3)(4)/     2001/(5)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $       9.93   $      10.01   $      10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                0.33           0.50           0.40
Net realized and unrealized gains                                    0.14           0.08             --
   Total Income from Investment Operations                           0.47           0.58           0.40
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (0.34)         (0.53)         (0.39)
   From net realized gains                                             --          (0.13)            --
      Total Distributions Paid                                      (0.34)         (0.66)         (0.39)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $      10.06   $       9.93   $      10.01
-------------------------------------------------------------------------------------------------------
Total Return/(1)/                                                    4.80%          6.07%          4.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                      $          1   $          1   $         --
Ratio to average net assets of:/(2)/
   Expenses, net of waivers and reimbursements                       0.75%          0.75%          0.75%
   Expenses, before waivers and reimbursements                       0.98%          1.07%          1.20%
   Net investment income, net of waivers and reimbursements          2.88%          4.74%          5.52%
   Net investment income, before waivers and reimbursements          2.65%          4.42%          5.07%
Portfolio Turnover Rate                                            380.92%        257.35%        197.85%
-------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.
(4) Financial highlights for the year ended were calculated using the average shares outstanding method.
(5) For the period March 29, 2001 (commencement of operations) through November 30, 2001.


See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 20 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

U.S. TREASURY INDEX PORTFOLIO                                                  CLASS A

Selected per share data                                 2003        2002        2001        2000        1999
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                    $   21.99   $   21.90   $   21.06   $   20.25   $   21.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.77        0.94        1.11        1.19        1.09
Net realized and unrealized gains (losses)                 0.06        0.63        0.85        0.83       (1.54)
   Total Income (Loss) from Investment Operations          0.83        1.57        1.96        2.02       (0.45)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                             (0.77)      (0.93)      (1.12)      (1.21)      (1.07)
   From net realized gains                                (0.44)      (0.55)         --          --          --
      Total Distributions Paid                            (1.21)      (1.48)      (1.12)      (1.21)      (1.07)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $   21.61   $   21.99   $   21.90   $   21.06   $   20.25
---------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                          3.78%       7.62%       9.55%      10.31%      (2.10)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                 $  63,061   $  49,429   $  44,323   $  34,979   $  22,033
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements             0.26%       0.26%       0.26%       0.26%       0.26%
   Expenses, before waivers and reimbursements             0.50%       0.56%       0.75%       0.84%       0.77%
   Net investment income, net of waivers
    and reimbursements                                     3.53%       4.36%       5.23%       5.86%       5.24%
   Net investment income, before waivers
    and reimbursements                                     3.29%       4.06%       4.74%       5.28%       4.73%
Portfolio Turnover Rate                                   65.88%      89.88%     102.56%     110.97%      84.77%
---------------------------------------------------------------------------------------------------------------
                                                                               CLASS C

Selected per share data                                 2003        2002        2001      2000/(2)/     1999
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                    $   21.98   $   21.89   $   21.09   $   20.25   $   21.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.71        0.89        1.09        1.21        0.96
Net realized and unrealized gains (losses)                 0.06        0.64        0.79        0.79       (1.50)
   Total Income (Loss) from Investment Operations          0.77        1.53        1.88        2.00       (0.54)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                             (0.71)      (0.89)      (1.08)      (1.16)      (1.02)
   From net realized gains                                (0.44)      (0.55)         --          --          --
      Total Distributions Paid                            (1.15)      (1.44)      (1.08)      (1.16)      (1.02)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $   21.60   $   21.98   $   21.89   $   21.09   $   20.25
---------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                          3.58%       7.38%       9.12%      10.21%      (2.49)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                 $   1,938   $   2,947   $   1,047   $     341   $     194
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements             0.50%       0.50%       0.50%       0.50%       0.50%
   Expenses, before waivers and reimbursements             0.74%       0.80%       0.99%       1.08%       1.01%
   Net investment income, net of waivers
    and reimbursements                                     3.29%       4.12%       4.99%       5.62%       5.00%
   Net investment income, before waivers
    and reimbursements                                     3.05%       3.82%       4.50%       5.04%       4.49%
Portfolio Turnover Rate                                   65.88%      89.88%     102.56%     110.97%      84.77%
---------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the year ended were calculated using the average shares outstanding method.


See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                               CLASS D
U.S. TREASURY INDEX PORTFOLIO
Selected per share data                          2003/(2)/      2002      2001/(2)/   2000/(2)/   1999/(2)/
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $   21.97   $     21.88  $   21.04   $   20.22   $   21.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                 0.68          0.71       1.00        1.12        1.05
Net realized and unrealized gains (losses)            0.07          0.78       0.88        0.83       (1.59)
   Total Income (Loss) from Investment
    Operations                                        0.75          1.49       1.88        1.95       (0.54)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                        (0.69)        (0.85)     (1.04)      (1.13)      (0.98)
   From net realized gains                           (0.44)        (0.55)        --          --          --
      Total Distributions Paid                       (1.13)        (1.40)     (1.04)      (1.13)      (0.98)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $   21.59   $     21.97  $   21.88   $   21.04   $   20.22
-----------------------------------------------------------------------------------------------------------
Total Return/(1)/                                     3.42%         7.22%      9.12%       9.97%      (2.50)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $   2,121   $       531  $     229   $     117   $     177
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements        0.65%         0.65%      0.65%       0.65%       0.65%
   Expenses, before waivers and reimbursements        0.89%         0.95%      1.14%       1.23%       1.16%
   Net investment income, net of waivers and
    reimbursements                                    3.14%         3.97%      4.84%       5.47%       4.85%
   Net investment income, before waivers and
    reimbursements                                    2.90%         3.67%      4.35%       4.89%       4.34%
Portfolio Turnover Rate                              65.88%        89.88%    102.56%     110.97%      84.77%
-----------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.


See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 22 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                               CLASS A
INTERMEDIATE BOND PORTFOLIO
Selected per share data                             2003      2002/(2)/      2001        2000            1999
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $   20.15   $     19.83  $   18.99   $   18.98       $    20.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.68          0.80       1.05        1.26             1.10
Net realized and unrealized gains (losses)            0.39          0.33       0.85        0.01            (1.05)
   Total Income from Investment Operations            1.07          1.13       1.90        1.27             0.05
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                        (0.69)        (0.81)     (1.06)      (1.26)           (1.10)
   From net realized gains                              --            --         --          --            (0.12)
      Total Distributions Paid                       (0.69)        (0.81)     (1.06)      (1.26)           (1.22)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $   20.53   $     20.15  $   19.83   $   18.99       $    18.98
----------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                     5.40%         5.80%     10.27%       7.00%            0.25%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $  45,728   $    45,186  $  44,372   $  28,950       $   49,414
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements        0.36%         0.36%      0.36%       0.37%/(3)/       0.36%
   Expenses, before waivers and reimbursements        0.67%         0.72%      0.98%       0.94%            0.80%
   Net investment income, net of waivers and
    reimbursements                                    3.21%         4.05%      5.49%       6.37%            5.65%
   Net investment income, before waivers and
    reimbursements                                    2.90%         3.69%      4.87%       5.80%            5.21%
Portfolio Turnover Rate                             336.00%       250.64%    254.48%      60.37%          193.44%
-----------------------------------------------------------------------------------------------------------------

                                                                                  CLASS D

Selected per share data                             2003      2002/(2)/      2001       2000             1999
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $   20.13   $     19.82  $   18.96   $   18.95       $    20.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                 0.60          0.73       1.01        1.11             1.06
Net realized and unrealized gains (losses)            0.40          0.32       0.84        0.09            (1.10)
   Total Income (Loss) from Investment Operations     1.00          1.05       1.85        1.20            (0.04)
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                        (0.61)        (0.74)     (0.99)      (1.19)           (1.02)
   From net realized gains                              --            --         --          --            (0.12)
      Total Distributions Paid                       (0.61)        (0.74)     (0.99)      (1.19)           (1.14)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $   20.52   $     20.13  $   19.82   $   18.96       $    18.95
----------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                     4.95%         5.41%      9.98%       6.62%           (0.21)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $      96   $        68  $      27   $      27       $       26
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements        0.75%         0.75%      0.75%       0.76%/(3)/       0.75%
   Expenses, before waivers and reimbursements        1.06%         1.11%      1.37%       1.33%            1.19%
   Net investment income, net of waivers and
    reimbursements                                    2.82%         3.66%      5.19%       5.98%            5.26%
   Net investment income, before waivers and
    reimbursements                                    2.51%         3.30%      4.57%       5.41%            4.82%
Portfolio Turnover Rate                             336.00%       250.64%    254.48%      60.37%          193.44%
-----------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.
(3) Expense ratios, net of waivers and reimbursements, for the year would have been 0.36% and 0.75% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 23 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                CLASS A
SHORT-INTERMEDIATE BOND PORTFOLIO
Selected per share data                             2003     2002 /(2)(3)/      2001          2000         1999
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $    18.62  $       18.67   $    18.28   $      18.50   $    20.03
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.52           0.79         1.07           1.36         1.79
Net realized and unrealized gains (losses)             0.23          (0.07)        0.46          (0.13)       (1.36)
   Total Income from Investment Operations             0.75           0.72         1.53           1.23         0.43
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                         (0.55)         (0.77)       (1.14)         (1.45)       (1.69)
   From net realized gains                               --             --           --             --        (0.27)
      Total Distributions Paid                        (0.55)         (0.77)       (1.14)         (1.45)       (1.96)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $    18.82  $       18.62   $    18.67   $      18.28   $    18.50
-------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                      4.01%          3.97%        8.59%          7.01%        2.25%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $  165,595  $     192,710   $  272,003   $    248,054   $  184,382
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements         0.36%          0.36%        0.36%          0.36%        0.36%
   Expenses, before waivers and reimbursements         0.55%          0.62%        0.75%          0.77%        0.76%
   Net investment income, net of waivers and
    reimbursements                                     2.75%          4.26%        5.77%          7.56%        9.35%
   Net investment income, before waivers and
    reimbursements                                     2.56%          4.00%        5.38%          7.15%        8.95%
Portfolio Turnover Rate                              257.17%        184.27%      107.31%         48.97%       88.29%
-------------------------------------------------------------------------------------------------------------------


                                                                               CLASS D

Selected per share data                             2003     2002 /(2)(3)/   2001 /(3)/    2000 /(3)/    1999 /(3)/
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $    18.57  $       18.62   $    18.24   $      18.45   $    19.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.45           0.67         0.48           1.31         1.79
Net realized and unrealized gains (losses)             0.22          (0.02)        0.98          (0.16)       (1.43)
   Total Income from Investment Operations             0.67           0.65         1.46           1.15         0.36
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                         (0.48)         (0.70)       (1.08)         (1.36)       (1.61)
   From net realized gains                               --             --           --             --        (0.27)
      Total Distributions Paid                        (0.48)         (0.70)       (1.08)         (1.36)       (1.88)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $    18.76  $       18.57   $    18.62   $      18.24   $    18.45
-------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                      3.61%          3.59%        8.16%          6.59%        1.84%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $       59  $          65   $       38   $         30   $      121
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements         0.75%          0.75%        0.75%          0.75%        0.75%
   Expenses, before waivers and reimbursements         0.94%          1.01%        1.14%          1.16%        1.15%
   Net investment income, net of waivers and
    reimbursements                                     2.36%          3.87%        5.38%          7.17%        8.96%
   Net investment income, before waivers and
    reimbursements                                     2.17%          3.61%        4.99%          6.76%        8.56%
Portfolio Turnover Rate                              257.17%        184.27%      107.31%         48.97%       88.29%
-------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.
(3) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 24 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                                     CLASS A
U.S. GOVERNMENT SECURITIES PORTFOLIO
Selected per share data                                 2003         2002/(2)/         2001          2000           1999
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $     20.60    $     20.55    $     19.67    $     19.48    $     20.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.48           0.75           0.97           1.14           0.99
Net realized and unrealized gains (losses)                  0.10           0.43           0.95           0.18          (0.51)
   Total Income from Investment Operations                  0.58           1.18           1.92           1.32           0.48
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                              (0.55)         (0.80)         (1.04)         (1.13)         (0.98)
   From net realized gains                                 (0.39)         (0.33)            --             --          (0.29)
      Total Distributions Paid                             (0.94)         (1.13)         (1.04)         (1.13)         (1.27)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $     20.24    $     20.60    $     20.55    $     19.67    $     19.48
----------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                           2.92%          5.94%         10.03%          7.03%          2.43%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                $   121,523    $   113,071    $   105,605    $    90,182    $    87,699
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements              0.36%          0.36%          0.36%          0.36%          0.36%
   Expenses, before waivers and reimbursements              0.56%          0.62%          0.81%          0.81%          0.77%
   Net investment income, net of waivers and
    reimbursements                                          2.34%          3.68%          5.16%          5.87%          5.14%
   Net investment income, before waivers and
    reimbursements                                          2.14%          3.42%          4.71%          5.42%          4.73%
Portfolio Turnover Rate                                   250.94%        246.91%        171.29%        139.01%         50.70%
----------------------------------------------------------------------------------------------------------------------------

                                                                                     CLASS D

Selected per share data                                 2003         2002/(2)/         2001          2000           1999
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $     20.53    $     20.49    $     19.62    $     19.43    $     20.22
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.40           0.66           0.96           1.08           0.93
Net realized and unrealized gains (losses)                  0.11           0.43           0.88           0.17          (0.53)
   Total Income from Investment Operations                  0.51           1.09           1.84           1.25           0.40
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                              (0.48)         (0.72)         (0.97)         (1.06)         (0.90)
   From net realized gains                                 (0.39)         (0.33)            --             --          (0.29)
      Total Distributions Paid                             (0.87)         (1.05)         (0.97)         (1.06)         (1.19)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $     20.17    $     20.53    $     20.49    $     19.62    $     19.43
----------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                           2.48%          5.50%          9.59%          6.65%          1.95%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                $     1,646    $     1,502    $       958    $       876    $       810
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements              0.75%          0.75%          0.75%          0.75%          0.75%
   Expenses, before waivers and reimbursements              0.95%          1.01%          1.20%          1.20%          1.16%
   Net investment income, net of waivers and
    reimbursements                                          1.95%          3.29%          4.77%          5.48%          4.75%
   Net investment income, before waivers and
    reimbursements                                          1.75%          3.03%          4.32%          5.03%          4.34%
Portfolio Turnover Rate                                   250.94%        246.91%        171.29%        139.01%         50.70%
----------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 25 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL BOND PORTFOLIO

                                             PRINCIPAL
                                               AMOUNT       VALUE
                                            (000S)/(1)/     (000S)
--------------------------------------------------------------------
DEBT OBLIGATIONS - 93.2%
--------------------------------------------------------------------
British Pound Sterling - 7.0%
   Treasury of Great Britain,
      7.50%, 12/7/06                                 250   $     463
      7.25%, 12/7/07                                 200         373
--------------------------------------------------------------------
                                                                 836
--------------------------------------------------------------------
Danish Kroner - 4.6%
   Kingdom of Denmark,
      8.00%, 3/15/06                               3,100         552
--------------------------------------------------------------------
Euro - 56.5%
   Austria Government Bond,
      5.88%, 7/15/06                                  85         109
      5.00%, 1/15/08                                 350         441
   Deutsche Bundesrepublik,
      5.38%, 1/4/10                                  500         644
      6.50%, 7/4/27                                  440         633
   European Investment Bank,
      3.50%, 10/15/05                                410         497
   Finnish Government,
      2.75%, 7/4/06                                  225         267
      5.00%, 4/25/09                                 255         322
   Government of France O.A.T.,
      4.75%, 10/25/12                                450         554
   Irish Government Bond,
      5.00%, 4/18/13                                 300         375
   Italy Buoni Poliennali Del Tesoro,
      3.50%, 1/15/08                                 300         358
   Kingdom of Belgium,
      5.75%, 9/28/10                                 400         526
   Kreditanstalt Wiederaufbau,
      3.50%, 11/15/05                                400         484
   Netherlands Government Bond,
      5.50%, 1/15/28                                 400         510
   Portugal Obrigacoes do Tesouro OT,
      4.88%, 8/17/07                                 400         501
   Spain Government Bond,
      4.25%, 10/31/07                                100         123
      5.15%, 7/30/09                                 300         382
--------------------------------------------------------------------
                                                               6,726
--------------------------------------------------------------------
Japanese Yen - 22.1%
   Japan Government Ten Year Bonds,
      2.40%, 6/20/07                              58,000   $     568
      1.50%, 3/20/12                             100,000         928
   Japan Government Twenty Year Bonds,
      1.90%, 3/22/21                              60,000         565
   Japan Government Two Year Bond,
      0.10%, 10/20/05                             63,000         575
--------------------------------------------------------------------
                                                               2,636
--------------------------------------------------------------------
Swedish Krona - 3.0%
   Kingdom of Sweden,
      9.00%, 4/20/09                               2,200         352
--------------------------------------------------------------------
Total Debt Obligations
--------------------------------------------------------------------
(Cost $10,089)                                                11,102

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
SHORT-TERM INVESTMENT - 5.1%
--------------------------------------------------------------------
   State Street Bank & Trust Co.,
   Grand Cayman, Eurodollar Time Deposit,
      1.04%, 12/1/03                        $        614         614
--------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------
(Cost $614)                                                      614


--------------------------------------------------------------------
Total Investments - 98.3%
--------------------------------------------------------------------
(Cost $10,703)                                                11,716
   Other Assets less Liabilities - 1.7%                          202
--------------------------------------------------------------------
 NET ASSETS-100.0%                                         $  11,918

(1) Principal amounts are stated in local currencies.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 26 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

At November 30,2003, the International Bond Portfolio's investments were diversified as follows:

--------------------------------------------------------
INDUSTRY SECTOR                              PERCENTAGE
--------------------------------------------------------
Governments                                         86.3%
Supranational Agencies and Corporate                 8.1
Cash                                                 5.6
--------------------------------------------------------
Total                                              100.0%

At November 30, 2003, the International Bond Portfolio had outstanding foreign currency contracts as follows:

---------------------------------------------------------------------
                                     CONTRACT   CONTRACT
                                      AMOUNT     AMOUNT
                                      (LOCAL      (U.S.   UNREALIZED
CONTRACT                   DELIVERY  CURRENCY)  DOLLARS)  GAIN/(LOSS)
  TYPE      CURRENCY         DATE     (000S)     (000S)     (000S)
---------------------------------------------------------------------
Buy       British Pound     1/16/04         35  $     58  $         2
Buy       Canadian Dollar   1/16/04        609       454           13
Sell      Danish Kroner     1/16/04      2,500       394           (8)
Sell      Danish Kroner     12/2/03        470        75           --
Buy       Euro              12/2/03        744       887            5
Sell      Euro              1/16/04        564       669           (7)
Buy       Japanese Yen      1/16/04    202,747     1,861           (7)
Sell      Japanese Yen      12/2/03     88,500       812            4
Sell      Swedish Krona     1/16/04        785       102           (1)
---------------------------------------------------------------------
Total                                                     $         1


See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 27 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BOND PORTFOLIO

                                               NUMBER        VALUE
                                             OF SHARES      (000S)
--------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 1.2%
--------------------------------------------------------------------
Agency - 1.1%
   Home Ownership Funding Corp.,/(1)/          13,000      $   6,892
--------------------------------------------------------------------
Machinery - Diversified - 0.0%
   Cummins Capital Trust I,                     3,000            177
--------------------------------------------------------------------
Oil & Gas - 0.1%
   Amerada Hess Corp.,                          6,380            323
--------------------------------------------------------------------
Total Convertible Preferred Stocks
--------------------------------------------------------------------
(Cost $13,506)                                                 7,392

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
ASSET - BACKED SECURITIES - 11.8%
--------------------------------------------------------------------
Automobile - 1.0%
   BMW Vehicle Owner Trust,
    Series 2003-A, Class A4,
      2.53%, 2/25/08                        $      1,500       1,493
   Capital Auto Receivables Asset Trust,
    Series 2003-1, Class A3A,
      2.75%, 4/16/07                               2,100       2,118
   Harley-Davidson Motorcycle Trust,
    Series 2003-1, Class A2,
      2.63%, 11/15/10                                510         512
   Isuzu Auto Owner Trust, Series 2001-1,
    Class A4,
      5.31%, 1/22/07                                  91          93
   Triad Auto Receivables Owner Trust,
    Series 2003-B, Class A3,
      2.48%, 3/12/08                               1,610       1,608
--------------------------------------------------------------------
                                                               5,824
--------------------------------------------------------------------
Automotive - 0.3%
   Whole Auto Loan Trust, Series 2003-1,
    Class A3B,
      1.99%, 5/15/07                               1,750       1,743
--------------------------------------------------------------------
Commercial Mortgage Services - 4.9%
   Chase Manhattan Bank-First Union
    National Bank, Series 1999-1,
    Class A2,
      7.44%, 8/15/31                               7,320       8,475
   CS First Boston Mortgage Securities
    Corp., Series 2002-CKN2, Class A3,
      6.13%, 4/15/37                               2,105       2,293
   DLJ Commercial Mortgage Corp.,
    Series 1998-CF2, Class A1B,
      6.24%, 11/12/31                              1,995       2,189
   First Union-Lehman Brothers-
    Bank of America, Series 1998-C2,
    Class A2,
      6.56%, 11/18/35                              2,170       2,407
   LB Commercial Conduit Mortgage Trust,
    Series 1999-C1, Class A2,
      6.78%, 6/15/31                        $      2,865   $   3,215
   Morgan Stanley Dean Witter Capital I,
    Series 2001-TOP1, Class A4,
      6.66%, 2/15/33                               2,675       3,003
   Morgan Stanley Dean Witter Capital I,
    Series 2001-TOP3, Class A4,
      6.39%, 7/15/33                               2,130       2,359
   Nationslink Funding Corp.,
    Series 1999-1, Class A2,
      6.32%, 1/20/31                               2,415       2,659
   Wachovia Bank Commercial Mortgage Trust,
    Series 2003-C5, Class A2,
      3.99%, 6/15/35                               2,620       2,448
--------------------------------------------------------------------
                                                              29,048
--------------------------------------------------------------------
Credit Card - 1.8%
   Bank One Issuance Trust, Series 2003-A9,
    Class A9,
      3.86%, 6/15/11                               3,020       3,034
   Citibank Credit Card Issuance Trust,
    Series 2003-A3, Class A3,
      3.10%, 3/10/10                                 150         147
   Citibank Credit Card Issuance Trust,
    Series 2003-A8, Class A8,
      3.50%, 8/16/10                               5,180       5,129
   Fleet Credit Card Master Trust II,
    Series 2002-C, Class A,
      2.75%, 4/15/08                               2,710       2,734
--------------------------------------------------------------------
                                                              11,044
--------------------------------------------------------------------
Home Equity - 1.3%
   Advanta Mortgage Loan Trust,
    Series 2000-1, Class A4,
      8.61%, 3/25/28                                 500         524
   Chase Funding Mortgage Loan Asset-
    Backed Certificates, Series 2003-4,
    Class 1A3,
      2.73%, 9/25/24                               1,355       1,339
   Citifinancial Mortgage Securities, Inc.,
    Series 2003-2, Class AF2,
      2.13%, 5/25/33                               1,255       1,226
   Citifinancial Mortgage Securities, Inc.,
    Series 2003-3, Class AF2,
      3.08%, 8/25/33                               1,300       1,294
   Countrywide Asset-Backed Certificates,
    Series 2003-5, Class AF2,
      3.04%, 4/25/25                               1,130       1,132

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 28 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                             PRINCIPAL
                                               AMOUNT       VALUE
                                               (000S)       (000S)
--------------------------------------------------------------------
ASSET - BACKED SECURITIES - 11.8% -
 CONTINUED
--------------------------------------------------------------------
Home Equity - 1.3% - (continued)
   Residential Asset Securities Corp.,
    Series 2003-KS10, Class AI2,
      2.71%, 5/25/26                        $      1,990   $   1,990
--------------------------------------------------------------------
                                                               7,505
--------------------------------------------------------------------
Other -0.3%
   Lehman Federal Housing Authority Title
    Loan Trust, Interest Only Stripped
    Security, Series 1996-2, Class S,
      0.59%, 5/25/17                                  --          99
   Residential Asset Mortgage Product,
    Series 2003-RS10, Class AI3,
      3.58%, 3/25/28                               2,000       1,999
--------------------------------------------------------------------
                                                               2,098
--------------------------------------------------------------------
Recreational vehicle Loans - 0.0%
   Distribution Financial Services Trust,
    Series 1999-3, Class A4,
      6.65%, 3/15/11                                  75          76
--------------------------------------------------------------------
Whole Loan - 2.2%
   Norwest Asset Securities Corp.,
    Series 1998-6, Class A15,
      6.75%, 4/25/28                                  28          28
   PNC Mortgage Securities Corp.,
    Series 1996-PR1, Class A,
      1.49%, 4/28/27                                 374         366
   Residential Accredit Loans, Inc.,
    Series 2001-QS18, Class A1,
      6.50%, 12/25/31                              2,796       2,919
   Washington Mutual, Series 2003-AR7,
    Class A5,
      3.07%, 8/25/33                               3,320       3,201
   Wells Fargo Mortgage Backed Securities
    Trust, Series 2001-13, Class 13,
      6.50%, 6/25/31                               6,536       6,588
--------------------------------------------------------------------
                                                              13,102
--------------------------------------------------------------------
Total Asset - Backed Securities
--------------------------------------------------------------------
(Cost $71,206)                                                70,440


                                             PRINCIPAL
                                              AMOUNT         VALUE
                                              (000S)         (000S)
--------------------------------------------------------------------
CONVERTIBLE BOND - 0.1%
--------------------------------------------------------------------
Auto Manufacturers - 0.1%
   Navistar Financial Corp.,
      4.75%, 4/1/09                         $        325   $     336
--------------------------------------------------------------------
Total Convertible Bond
--------------------------------------------------------------------
(Cost $336)                                                     336

--------------------------------------------------------------------
CORPORATE BONDS - 35.9%
--------------------------------------------------------------------
Advertising - 0.2%
   Advanstar Communications, Inc.,
      12.00%, 2/15/11                                150         156
   Donnelley (R.H.) Finance Corp. I,/(1)/
      10.88%, 12/15/12                             1,000       1,181
--------------------------------------------------------------------
                                                               1,337
--------------------------------------------------------------------
Agriculture - 0.3%
   Bunge Ltd. Finance Corp.,
      5.88%, 5/15/13                               1,220       1,230
   Hines Nurseries, Inc.,/(1)/
      10.25%, 10/1/11                                500         541
--------------------------------------------------------------------
                                                               1,771
--------------------------------------------------------------------
Airlines - 0.2%
   AMR Corp.,
      9.00%, 8/1/12                                  300         250
   Continental Airlines, Inc.,
      8.00%, 12/15/05                                300         291
   Delta Air Lines, Inc.,/(1)/
      10.00%, 8/15/08                                450         374
   Northwest Airlines, Inc.,
      9.88%, 3/15/07                                 300         265
--------------------------------------------------------------------
                                                               1,180
--------------------------------------------------------------------
Auto Manufacturers - 2.8%
DaimlerChrysler NA Holding Corp.,
      7.25%, 1/18/06                               1,308       1,408
      4.05%, 6/4/08                                  830         807
      6.50%, 11/15/13                              1,100       1,138
   Ford Motor Co.,
      7.45%, 7/16/31                               1,825       1,731
   Ford Motor Credit Co.,
      7.60%, 8/1/05                                  960       1,022
      6.88%, 2/1/06                                2,813       2,960
      7.38%, 2/1/11                                  645         674
      7.00%, 10/1/13                                 945         958

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 29 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BOND PORTFOLIO (continued)

                                             PRINCIPAL
                                              AMOUNT        VALUE
                                              (000S)        (000S)
--------------------------------------------------------------------
CORPORATE BONDS - 35.9% - CONTINUED
--------------------------------------------------------------------
Auto Manufacturers - 2.8% - (continued)
   General Motors Acceptance Corp.,
      5.75%, 11/5/04                        $      1,105   $   1,136
      4.50%, 7/15/06                                 660         674
      6.88%, 9/15/11                               3,030       3,138
      8.00%, 11/1/31                                 590         624
   General Motors Corp.,
      7.20%, 1/15/11                               1,050       1,110
--------------------------------------------------------------------
                                                              17,380
--------------------------------------------------------------------
Auto Parts & Equipment - 0.1%
   Accuride Corp.,
      9.25%, 2/1/08                                  450         457
   JL French Automotive Castings, Inc.,
      11.50%, 6/1/09                                 150          72
   Metaldyne Corp.,
      11.00%, 6/15/12                                150         128
   Tenneco, Inc.,
      11.63%, 10/15/09                               150         158
--------------------------------------------------------------------
                                                                 815
--------------------------------------------------------------------
Banks - 2.5%
   Bank of America Corp.,
      5.25%, 2/1/07                                1,500       1,595
      3.88%, 1/15/08                               1,375       1,392
      3.25%, 8/15/08                                 560         548
      4.75%, 8/15/13                               1,420       1,382
   FleetBoston Financial Corp.,
      3.85%, 2/15/08                               1,380       1,394
   JP Morgan Chase & Co.,
      5.63%, 8/15/06                                 600         643
      5.75%, 1/2/13                                1,635       1,711
   Marshall & Ilsley Corp.,
      5.75%, 9/1/06                                2,694       2,913
   Wachovia Corp.,
      3.50%, 8/15/08                               1,465       1,449
   Wells Fargo & Co.,
      7.25%, 8/24/05                               1,500       1,629
   Wells Fargo Bank,
      6.45%, 2/1/11                                  100         112
--------------------------------------------------------------------
                                                              14,768
--------------------------------------------------------------------
Beverages - 1.1%
   Anheuser-Busch Cos., Inc.,
      5.95%, 1/15/33                               2,865       2,909
   Bottling Group LLC,
      4.63%, 11/15/12                       $      2,100   $   2,076
   Grand Metropolitan Investment Corp.,
    Puttable 4/15/05 @ Par,/(1)/
      7.45%, 4/15/35                               1,420       1,712
--------------------------------------------------------------------
                                                               6,697
--------------------------------------------------------------------
Chemicals - 0.5%
   Equistar Chemicals LP,
      10.13%, 9/1/08                                 275         292
   Huntsman ICI Chemicals LLC,
    Senior Subordinated Notes,/(1)/
      10.13%, 7/1/09                                 275         274
   Huntsman LLC,
      11.63%, 10/15/10                               500         490
   ISP Chemco, Inc.,
      10.25%, 7/1/11                                 500         560
   Nalco Co.,/(1)/
      8.88%, 11/15/13                                325         338
   PolyOne Corp.,
      10.63%, 5/15/10                                875         849
   Resolution Performance Products, Inc.,
      13.50%, 11/15/10                               460         363
--------------------------------------------------------------------
                                                               3,166
--------------------------------------------------------------------
Commercial Services - 0.6%
   Coinmach Corp.,
      9.00%, 2/1/10                                1,150       1,248
   Corrections Corp. of America,
      9.88%, 5/1/09                                  750         837
   Deluxe Corp.,
      5.00%, 12/15/12                                605         611
   Stewart Enterprises, Inc.,
      10.75%, 7/1/08                                 300         337
   Williams Scotsman, Inc.,
      9.88%, 6/1/07                                  750         731
--------------------------------------------------------------------
                                                               3,764
--------------------------------------------------------------------
Computers - 0.3%
   IBM Corp.,
      4.75%, 11/29/12                                100         100
      5.88%, 11/29/32                              1,050       1,048
   Stratus Technologies, Inc.,/(1)/
      10.38%, 12/1/08                                375         384
--------------------------------------------------------------------
                                                               1,532
--------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 30 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                             PRINCIPAL
                                              AMOUNT         VALUE
                                              (000S)        (000S)
--------------------------------------------------------------------
CORPORATE BONDS - 35.9% - CONTINUED
--------------------------------------------------------------------
Cosmetics/Personal Care - 0.1%
   Elizabeth Arden, Inc.,
      11.75%, 2/1/11                        $        276   $     320
   Playtex Products, Inc.,
      9.38%, 6/1/11                                  500         491
--------------------------------------------------------------------
                                                                 811
--------------------------------------------------------------------
Distribution/Wholesale - 0.1%
   Affinity Group Holdings, Inc.,
      11.00%, 4/1/07                                 425         440
--------------------------------------------------------------------
Diversified Financial Services - 7.6%
   Associates Corp. NA,
      6.25%, 11/1/08                               3,310       3,658
   Athena Neurosciences Finance LLC,
      7.25%, 2/21/08                                 700         623
   Boeing Capital Corp.,
      5.75%, 2/15/07                               1,125       1,207
      5.80%, 1/15/13                               1,025       1,068
   Capital One Bank,
      4.88%, 5/15/08                               1,035       1,057
   Chase Manhattan Corp.,
      7.13%, 2/1/07                                  230         256
   Citigroup, Inc.,
      5.75%, 5/10/06                               1,250       1,339
      5.63%, 8/27/12                               1,930       2,027
   Countrywide Home Loans, Inc.,
      4.25%, 12/19/07                                400         407
      3.25%, 5/21/08                               1,520       1,483
   Credit Suisse First Boston USA, Inc.,
      4.63%, 1/15/08                                 745         771
      6.50%, 1/15/12                                 800         885
      5.50%, 8/15/13                                 415         424
   Dollar Financial Group, Inc.,/(1)/
      9.75%, 11/15/11                                100         103
   General Electric Capital Corp.,
      5.00%, 6/15/07                               3,500       3,697
      3.50%, 5/1/08                                1,250       1,244
      6.75%, 3/15/32                                 925       1,024
   Goldman Sachs Group, Inc.,
      4.13%, 1/15/08                                 600         611
      6.88%, 1/15/11                               1,790       2,020
      5.25%, 4/1/13                                2,260       2,275
   Household Finance Corp.,
      4.63%, 1/15/08                        $      1,300   $   1,343
      6.38%, 11/27/12                              2,060       2,240
      4.75%, 7/15/13                               2,375       2,296
   International Lease Finance Corp.,
      2.95%, 5/23/06                                 685         685
      3.75%, 8/1/07                                  480         485
   IOS Capital LLC,
      7.25%, 6/30/08                                 275         276
   Lehman Brothers Holdings, Inc.,
      6.63%, 2/5/06                                  625         678
      6.25%, 5/15/06                               1,025       1,109
      7.00%, 2/1/08                                1,200       1,348
   Morgan Stanley Dean Witter & Co.,
      6.10%, 4/15/06                                 950       1,023
      3.63%, 4/1/08                                2,910       2,888
      6.60%, 4/1/12                                  235         262
      5.30%, 3/1/13                                  500         506
   National Rural Utilities Cooperative
    Finance Corp.,
      3.00%, 2/15/06                               1,380       1,390
      6.00%, 5/15/06                                 984       1,058
   SLM Corp.,
      3.63%, 3/17/08                               1,075       1,073
--------------------------------------------------------------------
                                                              44,839
--------------------------------------------------------------------
Diversified Manufacturing - 0.1%
   Textron Financial Corp.,
      2.75%, 6/1/06                                  415         411
      5.88%, 6/1/07                                  350         376
--------------------------------------------------------------------
                                                                 787
--------------------------------------------------------------------
Electric - 2.9%
   AES Corp.,
      9.50%, 6/1/09                                  850         913
   Alabama Power Co.,
      5.70%, 2/15/33                                 745         726
   Appalachian Power Co.,
      3.60%, 5/15/08                                 520         510
   Calpine Corp.,
      8.25%, 8/15/05                                 450         421
      8.50%, 7/15/10/(1)/                            725         672
   CMS Energy Corp.,
      9.88%, 10/15/07                                450         491


See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 31 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BOND PORTFOLIO (continued)

                                             PRINCIPAL
                                              AMOUNT        VALUE
                                              (000S)        (000S)
--------------------------------------------------------------------
CORPORATE BONDS - 35.9% - CONTINUED
--------------------------------------------------------------------
Electric - 2.9% - (continued)
   Columbus Southern Power Co.,
      5.50%, 3/1/13                         $        710   $     731
   Commonwealth Edison Co.,
      4.70%, 4/15/15                                 500         483
   Consolidated Edison Co. of New York,
      4.88%, 2/1/13                                  605         605
   Dominion Resources, Inc.,
      5.00%, 3/15/13                                 970         961
   Duke Energy Corp.,
      3.75%, 3/5/08                                  550         551
   FPL Group Capital, Inc.,
      3.25%, 4/11/06                               1,000       1,011
   MSW Energy Holdings LLC/MSW Energy
    Finance Co, Inc.,/(1)/
      7.38%, 9/1/10                                  100         103
   Nisource Finance Corp.,
      5.40%, 7/15/14                               1,100       1,101
   Power Contract Financing LLC,/(1)/
      5.20%, 2/1/06                                  810         821
   Power Receivable Finance LLC,/(1)/
      6.29%, 1/1/12                                1,560       1,585
   PSEG Energy Holdings, Senior Notes,
      10.00%, 10/1/09                              1,000       1,116
   PSEG Power LLC,
      6.95%, 6/1/12                                  950       1,069
   Public Service Electric & Gas,
      4.00%, 11/1/08                               1,020       1,025
   South Carolina Electric & Gas,
      5.80%, 1/15/33                                 705         691
   TECO Energy, Inc.,
      10.50%, 12/1/07                                500         582
   Wisconsin Electric Power,
      5.63%, 5/15/33                                 650         626
--------------------------------------------------------------------
                                                              16,794
--------------------------------------------------------------------
Electronics - 0.1%
   PerkinElmer, Inc.,
      8.88%, 1/15/13                                 350         395
   Stoneridge, Inc.,
      11.50%, 5/1/12                                 400         460
--------------------------------------------------------------------
                                                                 855
--------------------------------------------------------------------
Environmental Control - 0.4%
   Allied Waste North America,
      9.25%, 9/1/12                         $        750   $     836
   Casella Waste Systems, Inc.,
      9.75%, 2/1/13                                  350         392
   Waste Management, Inc.,
      6.38%, 11/15/12                                900         979
--------------------------------------------------------------------
                                                               2,207
--------------------------------------------------------------------
Food - 1.6%
   Albertson's, Inc.,
      7.50%, 2/15/11                               1,810       2,058
   Cadbury Schweppes US Finance LLC,/(1)/
      3.88%, 10/1/08                               1,175       1,161
   Kroger Co.,
      6.20%, 6/15/12                               1,000       1,066
   Luigino's, Inc., Senior Subordinated
    Notes,
      10.00%, 2/1/06                                 750         769
   Pinnacle Foods Holding Corp.,/(1)/
      8.25%, 12/1/13                                 250         256
   Roundy's, Inc.,
      8.88%, 6/15/12                                 500         529
   Safeway, Inc.,
      6.50%, 3/1/11                                1,730       1,881
   Stater Brothers Holdings,
      10.75%, 8/15/06                                600         632
   Unilever Capital Corp.,
      5.90%, 11/15/32                              1,400       1,391
--------------------------------------------------------------------
                                                               9,743
--------------------------------------------------------------------
Forest Products & Paper - 0.4%
   Appleton Papers, Inc.,
      12.50%, 12/15/08                               550         620
   International Paper Co.,
      6.75%, 9/1/11                                1,610       1,788
--------------------------------------------------------------------
                                                               2,408
--------------------------------------------------------------------
Healthcare-Services - 0.2%
   Pacificare Health Systems,
      10.75%, 6/1/09                                 750         861
   Triad Hospitals, Inc.,/(1)/
      7.00%, 11/15/13                                200         199
--------------------------------------------------------------------
                                                               1,060
--------------------------------------------------------------------
Home Builders - 0.1%
   William Lyon Homes, Inc.,
      10.75%, 4/1/13                                 250         280
--------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 32 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
CORPORATE BONDS - 35.9% - CONTINUED
--------------------------------------------------------------------
Household Products/Wares - 0.1%
   Avery Dennison Corp.,
      4.88%, 1/15/13                        $        130   $     129
      6.00%, 1/15/33                                 450         449
--------------------------------------------------------------------
                                                                 578
--------------------------------------------------------------------
Insurance - 0.8%
   AIG SunAmerica Global Financing IX,/(1)/
      6.90%, 3/15/32                               1,620       1,834
   American International Group,/(1)/
      4.25%, 5/15/13                               1,605       1,515
   Protective Life Secured Trust,
      3.70%, 11/24/08                              1,615       1,598
--------------------------------------------------------------------
                                                               4,947
--------------------------------------------------------------------
Iron/Steel - 0.1%
   United States Steel LLC,
      10.75%, 8/1/08                                 300         334
--------------------------------------------------------------------
Lodging - 0.1%
   Hammons (John Q.) Hotels, Inc.,
      8.88%, 5/15/12                                 500         544
--------------------------------------------------------------------
Machinery - Construction & Mining - 0.1%
   Joy Global, Inc.,
      8.75%, 3/15/12                                 500         553
--------------------------------------------------------------------
Machinery - Diversified - 0.1%
   Manitowoc Co.,
      10.50%, 8/1/12                                 625         706
--------------------------------------------------------------------
Media - 4.3%
   American Media Operation, Inc.,
    Series B,
      10.25%, 5/1/09                                 500         533
   Charter Communications Holdings LLC
    Senior Notes,
      10.75%, 10/1/09                                700         598
   Clear Channel Communications, Inc.,
      6.00%, 11/1/06                                 600         645
      4.40%, 5/15/11                                 750         729
   Comcast Cable Communications, Inc.,
      6.38%, 1/30/06                               1,938       2,078
      6.75%, 1/30/11                               2,050       2,267
   Comcast Corp.,
      7.05%, 3/15/33                               1,005       1,079
   Continental Cablevision,
      8.30%, 5/15/06                                 455         508
   COX Communications, Inc.,
      7.75%, 8/15/06                        $        320   $     358
      7.13%, 10/1/12                               1,175       1,344
   COX Enterprises, Inc.,/(1)/
      4.38%, 5/1/08                                  550         556
   Dex Media East LLC/Dex Media East
    Finance Co.,
      12.13%, 11/15/12                               750         902
   DirecTV Holdings LLC,
      8.38%, 3/15/13                                 400         453
   Houghton Mifflin Co.,
      9.88%, 2/1/13                                  550         588
   Liberty Group Operating, Inc.,
      9.38%, 2/1/08                                  150         149
   Mediacom Broadband LLC,
      11.00%, 7/15/13                                750         804
   News America Holdings, Inc.,
      7.60%, 10/11/15                              1,090       1,286
   News America, Inc.,
      6.63%, 1/9/08                                  300         332
   Reed Elsevier Capital, Inc.,
      6.13%, 8/1/06                                1,570       1,703
   Time Warner, Inc.,
      6.13%, 4/15/06                                 635         678
      6.15%, 5/1/07                                1,250       1,355
      6.75%, 4/15/11                               1,150       1,272
      6.88%, 5/1/12                                1,100       1,223
      6.95%, 1/15/28                               1,250       1,315
   Univision Communications, Inc.,
      3.50%, 10/15/07                                565         562
      3.88%, 10/15/08                                605         595
   Viacom, Inc.,
      5.50%, 5/15/33                               1,355       1,257
   Xm Satellite Radio, Inc.,
      12.00%, 6/15/10                                500         558
--------------------------------------------------------------------
                                                              25,727
--------------------------------------------------------------------
Metal Fabrication/Hardware - 0.1%
   Wolverine Tube, Inc.,
      10.50%, 4/1/09                                 500         500
--------------------------------------------------------------------
Mining - 0.1%
   Alcoa, Inc.,
      5.88%, 6/1/06                                  575         619
--------------------------------------------------------------------


See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 33 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BOND PORTFOLIO (continued)

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
CORPORATE BONDS - 35.9% - CONTINUED
--------------------------------------------------------------------
Miscellaneous Manufacturing - 0.1%
   General Electric Co.,
      5.00%, 2/1/13                         $        570   $     572
   Park-Ohio Industries, Inc.,
      9.25%, 12/1/07                                 150         146
--------------------------------------------------------------------
                                                                 718
--------------------------------------------------------------------
Office/Business Equipment - 0.1%
   Xerox Corp.,
      7.63%, 6/15/13                                 525         541
--------------------------------------------------------------------
Oil & Gas - 1.6%
   Comstock Resources, Inc.,
      11.25%, 5/1/07                                 750         808
   ConocoPhillips,
      4.75%, 10/15/12                                440         440
   Devon Energy Corp.,
      2.75%, 8/1/06                                  350         347
   Devon Financing Corp.,
      6.88%, 9/30/11                                 740         834
   Giant Industries, Inc.,
      11.00%, 5/15/12                                150         160
   Magnum Hunter Resources, Inc.,
      9.60%, 3/15/12                                 750         840
   Marathon Oil Corp.,
      6.00%, 7/1/12                                1,265       1,359
   Swift Energy Co.,
      9.38%, 5/1/12                                  750         823
   Tesoro Petroleum Corp.,
      9.63%, 11/1/08                                 550         573
   Union Oil Co. of California,
      5.05%, 10/1/12                                 810         816
      7.50%, 2/15/29                                 840         963
   Valero Energy Corp.,
      6.88%, 4/15/12                                 900         987
      4.75%, 6/15/13                                 400         379
--------------------------------------------------------------------
                                                               9,329
--------------------------------------------------------------------
Oil & Gas Services - 0.1%
   Baker Hughes, Inc.,
      6.88%, 1/15/29                                 665         748
--------------------------------------------------------------------
Packaging & Containers - 0.2%
   Owens-Brockway,
      7.75%, 5/15/11                        $      1,000   $   1,050
--------------------------------------------------------------------
Pharmaceuticals - 0.3%
   aaiPharma, Inc.,
      11.00%, 4/1/10                                 750         834
   Wyeth,
      5.25%, 3/15/13                                 700         701
--------------------------------------------------------------------
                                                               1,535
--------------------------------------------------------------------
Pipelines - 0.8%
   Consolidated Natural Gas Co.,
      5.38%, 11/1/06                               2,575       2,740
   Dynegy Holdings, Inc.,/(1)/
      9.88%, 7/15/10                                 650         712
   El Paso Corp.,
      7.88%, 6/15/12                               1,000         880
   Williams Cos, Inc.,
      8.63%, 6/1/10                                  450         497
--------------------------------------------------------------------
                                                               4,829
--------------------------------------------------------------------
Real Estate - 0.1%
   LNR Property Corp.,/(1)/
      7.25%, 10/15/13                                500         507
--------------------------------------------------------------------
REITS - 0.2%
   Host Marriott LP,
      9.50%, 1/15/07                               1,000       1,097
--------------------------------------------------------------------
Retail - 0.6%
   Advantica Restaurant,
      11.25%, 1/15/08                                150         104
   AmeriGas Partners LP,
      8.88%, 5/20/11                                 750         814
   Carrols Corp.,
      9.50%, 12/1/08                                 375         373
   Ferrellfas Partners LP,
      8.75%, 6/15/12                                 750         816
   Hollywood Entertainment Corp.,
      9.63%, 3/15/11                                 500         536
   Rite Aid Corp.,
      11.25%, 7/1/08                                 150         168


See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 34 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
CORPORATE BONDS - 35.9% - CONTINUED
--------------------------------------------------------------------
Retail - 0.6%  - (continued)
   Target Corp.,
      5.38%, 6/15/09                        $        900   $     958
--------------------------------------------------------------------
                                                               3,769
--------------------------------------------------------------------
Semiconductors - 0.2%
   AMI Semiconductor, Inc.,
      10.75%, 2/1/13                                 260         309
   Amkor Technology, Inc.,
      9.25%, 2/15/08                                 500         563
   ON Semiconductor Corp.,
      12.00%, 3/15/10                                400         476
--------------------------------------------------------------------
                                                               1,348
--------------------------------------------------------------------
Telecommunications - 2.8%
   AT&T Corp., Senior Notes,
      7.30%, 11/15/11                              1,090       1,238
      8.00%, 11/15/31                                800         919
   AT&T Wireless Services, Inc.,
      7.50%, 5/1/07                                  725         804
      7.88%, 3/1/11                                  570         643
      8.75%, 3/1/31                                  800         936
   Block Communications, Inc.,
      9.25%, 4/15/09                                 500         531
   Cincinnati Bell, Inc.,/(1)/
      8.38%, 1/15/14                                 300         314
   Dobson Communications Corp.,/(1)/
      8.88%, 10/1/13                                 225         226
   Insight Midwest LP, Senior Notes,
      10.50%, 11/1/10                                500         545
   Level 3 Communications, Inc.,
      11.00%, 3/15/08                                425         412
   Nextel Partners, Inc.,
      12.50%, 11/15/09                               250         289
   Qwest Services Corp.,/(1)/
      13.00%, 12/15/07                               850         986
   Sprint Capital Corp.,
      7.63%, 1/30/11                                 785         861
      8.38%, 3/15/12                               1,615       1,834
      8.75%, 3/15/32                                 900       1,019
   Time Warner Telecom, Inc.,
      9.75%, 7/15/08                                 425         429
   Triton PCS, Inc.,
      9.38%, 2/1/11                                  350         348
   Verizon New Jersey, Inc.,
      5.88%, 1/17/12                        $      2,075   $   2,189
   Verizon of New England, Inc.,
      6.50%, 9/15/11                               1,755       1,923
   Verizon Wireless Capital LLC,
      5.38%, 12/15/06                                500         531
--------------------------------------------------------------------
                                                              16,977
--------------------------------------------------------------------
Transportation - 0.8%
   Burlington Northern Santa Fe Corp.,
      6.70%, 8/1/28                                  750         799
   CSX Corp.,
      9.00%, 8/15/06                                 445         511
      6.75%, 3/15/11                                 755         843
   Evergreen International Aviation,
    Inc.,/(1)/"
   12.00%, 5/15/10                                   550         440
   Norfolk Southern Corp.,
      7.35%, 5/15/07                                 605         682
      7.25%, 2/15/31                                 650         743
   Overseas Shipholding Group,
      8.25%, 3/15/13                               1,000       1,066
--------------------------------------------------------------------
                                                               5,084
--------------------------------------------------------------------
Total Corporate Bonds
--------------------------------------------------------------------
(Cost $209,116)                                              214,674

                                             PRINCIPAL
                                               AMOUNT
                                               (000S)        VALUE
                                                /(4)/        (OOOS)
--------------------------------------------------------------------
FOREIGN BONDS - 0.6%
--------------------------------------------------------------------
Banks - 0.2%
   ASPropulsion Capital BV,/(1)/
      9.63%, 10/1/13                                 800       1,031
--------------------------------------------------------------------
Chemicals - 0.1%
   Rhodia S.A.,
      9.25%, 6/1/11                                  425         438
--------------------------------------------------------------------
Healthcare-Products - 0.2%
   NYCO Holdings 2,
      11.50%, 3/31/13                                700         915
   Safilo Capital International,
      9.63%, 5/15/13                                 250         258
--------------------------------------------------------------------
                                                               1,173
--------------------------------------------------------------------

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 35 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BOND PORTFOLIO (continued)

                                             PRINCIPAL
                                               AMOUNT
                                               (000S)        VALUE
                                                /(4)/        (000S)
--------------------------------------------------------------------
FOREIGN BONDS - 0.6% - CONTINUED
--------------------------------------------------------------------
Healthcare-Service - 0.1%
   Fresenius Financial,
      7.75%, 4/30/09                                 500   $     641
--------------------------------------------------------------------
Total Foreign Bonds
--------------------------------------------------------------------
(Cost $2,983)                                                  3,283

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (OOOS)        (OOOS)
--------------------------------------------------------------------
FOREIGN ISSUER BONDS - 4.8%
--------------------------------------------------------------------
Banks - 0.1%
   National Westminster Bank PLC,
      7.38%, 10/1/09                        $        675         784
--------------------------------------------------------------------
Chemicals - 0.1%
   Avecia Group PLC,
      11.00%, 7/1/09                                 575         489
--------------------------------------------------------------------
Housewares - 0.0%
   Vitro S.A. de CV,/(1)/
      11.75%, 11/1/13                                300         285
--------------------------------------------------------------------
Insurance - 0.1%
   Fairfax Financial Holdings Ltd.,
      7.38%, 3/15/06                                 750         754
--------------------------------------------------------------------
Iron/Steel - 0.1%
   IPSCO, Inc.,/(1)/
      8.75, 6/1/13                                   375         405
--------------------------------------------------------------------
Mining - 0.1%
   BHP Finance USA Ltd.,
      4.80%, 4/15/13                                 635         631
--------------------------------------------------------------------
Oil & Gas - 0.2%
   EnCana Corp.,
      4.75%, 10/15/13                              1,090       1,069
--------------------------------------------------------------------
Regional - 0.6%
   Preovince of Quebec,
      5.50%, 4/11/06                               3,475       3,727
--------------------------------------------------------------------
Semiconductors - 0.1%
   Chippac International Co. Ltd.,
      12.75% 8/1/09                                  500         555
--------------------------------------------------------------------
Sovereign - 1.0%
   Brazil Government International
    Bond,
      10.25%, 6/17/13                                325         350
   Mexico Government International
    Bond,
      6.38% 1/16/13                                3,285       3,374
   Poland Government International
    Bond,
      5.25%, 1/15/14                               1,520       1,524
   Republic of Peru Government
    International Bond,
      8.75%, 11/21/33                       $        325   $     320
   Turkey Governmental International Bond,
      9.50%, 1/15/14                                 300         327
--------------------------------------------------------------------
                                                               5,895
--------------------------------------------------------------------
Telecommunications - 2.1%
   British Telecommunication PLC,
      8.38%, 12/15/10                                275         330
      8.88%, 12/15/30                              1,500       1,919
   Deutsche Telekom International
    Finance BV.
      8.25%, 6/15/05                                 625         679
      8.75%, 6/15/30                               1,100       1,385
   France Telecom,
      9.25%, 3/1/11                                1,300       1,558
      10.00%, 3/1/31                                 525         687
   Royal KPN N.V.,
      8.00%, 10/1/10                               1,325       1,574
   Telecom Italic Capital,/(1)/
      5.25%, 11/15/13                              1,270       1,263
      6.38%, 11/15/33                              1,305       1,296
   Telefonos de Mexico
    SA de CV,/(1)/
      4.50%, 11/19/08                                770         775
   Vodafone Group PLC,
      6.25%, 11/30/32                                860         869
--------------------------------------------------------------------
                                                              12,335
--------------------------------------------------------------------
Transportation - 0.3%
   General Maritime Corp.,
      10.00%, 3/15/13                                750         842
   Stena AB, Senior Notes,
      9.63%, 12/1/12                               1,000       1,115
--------------------------------------------------------------------
                                                               1,957
--------------------------------------------------------------------
Total Foreign Issuer Bonds
--------------------------------------------------------------------
(Cost $28,377)                                                28,886

--------------------------------------------------------------------
U.S. Government Agencies - 41.2%/(2)/
--------------------------------------------------------------------
Fannie Mae - 34.8%
      4.75%, 1/2/07                                3,750       3,927
      6.00%, 1/18/12                               3,195       3,311
      4.63%, 5/1/13                                1,350       1,304
   Interest only Stripped Security,
    Series 278, Class 2,
      1.23%, 8/1/25                                   --          92

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 36 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                AMOUNT       VALUE
                                                (000S)       (000S)
--------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 41.2%/(2)/ - CONTINUED
--------------------------------------------------------------------
Fannie Mae - 34.8% - (continued)
   Pool #254949,
      5.00%, 11/1/33                        $     10,321   $  10,137
   Pool #254950,
      5.50%, 11/1/33                              69,455      69,982
   Pool #357409,
      5.00%, 7/1/33                                6,444       6,330
   Pool #535714,
      7.50%, 1/1/31                                1,271       1,356
   Pool #535982,
      7.50%, 5/1/31                                3,086       3,293
   Pool #535996,
      7.50%, 6/1/31                                3,184       3,397
   Pool #545437,
      7.00%, 2/1/32                                   72          76
   Pool #545757,
      7.00%, 6/1/32                               12,546      13,238
   Pool #555750,
      5.00%, 9/1/18                                5,601       5,678
   Pool #585617,
      7.00%, 5/1/31                                    1           1
   Pool #651897,
      7.00%, 8/1/32                               16,003      16,895
   Pool #667012,
      5.50%, 11/1/17                              15,666      16,148
   Pool #703439,
      5.00%, 6/1/18                                8,262       8,397
   Pool #720590,
      5.50%, 6/1/33                                5,750       5,789
   Pool #725012,
      5.00%, 11/1/18                               3,275       3,315
   Pool #738941,
      5.50%, 9/1/33                               11,566      11,646
   Pool TBA,/(3)/
      6.00%, 12/11/28                             22,945      23,569
--------------------------------------------------------------------
                                                             207,881
--------------------------------------------------------------------
Freddie Mac - 3.6%
      2.88%, 12/15/06                              3,735       3,734
      5.75%, 4/29/09                               4,875       4,958
      4.88%, 11/15/13                              4,160       4,179
   Pool #C00910,
      7.50%, 1/1/30                                2,946       3,151
   Series 2407, Class BJ,
      6.50%, 1/15/32                        $      5,593   $   5,865
--------------------------------------------------------------------
                                                              21,887
--------------------------------------------------------------------
Government National Mortgage Association - 2.8%
   Pool TBA,/(3)/
      6.50%, 6/15/27                              16,145      16,700
--------------------------------------------------------------------
Total U.S. Government Agencies
--------------------------------------------------------------------
(Cost $245,716)                                              246,468

--------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 2.1%
--------------------------------------------------------------------
U.S. Treasury Bonds - 1.5%
      8.13%, 8/15/19                                 280         375
      6.88%, 8/15/25                               1,000       1,214
      6.50%, 11/15/26                              3,040       3,551
      5.38%, 2/15/31                               3,665       3,797
--------------------------------------------------------------------
                                                               8,937
--------------------------------------------------------------------
U.S. Treasury Notes - 0.6%
      4.25%, 8/15/13                               3,260       3,247
--------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------
(Cost $12,142)                                                12,184

--------------------------------------------------------------------
MUNICIPAL BONDS - 1.0%
--------------------------------------------------------------------
Illinois - 0.5%
   Illinois State Taxable Pension G.O.
    Unlimited Bonds,
      3.80%, 6/1/13                                1,100       1,030
      5.10%, 6/1/33                                1,930       1,754
--------------------------------------------------------------------
                                                               2,784
--------------------------------------------------------------------
New Jersey - 0.3%
   New Jersey State Turnpike Authority
    Revenue
    Bonds, Series B,
      4.25%, 1/1/16                                2,200       2,060
--------------------------------------------------------------------
Oregon - 0.2%
   Oregon Community College Districts
    G.O., Series B (FGIC LOC),
      5.60%, 6/30/28                               1,400       1,378
--------------------------------------------------------------------
Total Municipal Bonds
--------------------------------------------------------------------
(Cost $6,611)                                                  6,222

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 37 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2003
--------------------------------------------------------------------------------
BOND PORTFOLIO (continued)

                                             PRINCIPAL
                                               AMOUNT       VALUE
                                               (000S)       (000S)
--------------------------------------------------------------------
SHORT-TERM INVESTMENT - 5.7%
--------------------------------------------------------------------
   State Street Bank & Trust Co., Grand
    Cayman, Eurodollar Time Deposit,
      1.04%, 12/1/03                        $     33,991   $  33,991
--------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------
(Cost $33,991)                                               33, 991

--------------------------------------------------------------------
Total Investment - 104.4%
--------------------------------------------------------------------
(Cost $623,984)                                              623,876
   Liabilities less Other Assets - (4.4%)                    (26,364)
--------------------------------------------------------------------
NET ASSETS - 100.0%                                        $ 597,512

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the value of these securities amounted to approximately $28,741,000 or 4.8% of net assets.
(2) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(3)  When-Issued Security
(4)  Principal amounts are stated in local currencies.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 38 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2003
--------------------------------------------------------------------------------
CORE BOND PORTFOLIO

                                               NUMBER        VALUE
                                              OF SHARES      (000S)
--------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 0.9%
--------------------------------------------------------------------
Agency - 0.9%
   Home Ownership Funding Corp.,/(1)/              2,000   $   1,060
--------------------------------------------------------------------
Total Convertible Preferred Stock
--------------------------------------------------------------------
(Cost $ 1,515)                                                 1,060

                                              PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)       (000S)
--------------------------------------------------------------------
ASSET-BACKED SECURITIES - 11.9%
--------------------------------------------------------------------
Automobile - 0.8%
   Harley-Davidson Motorcycle Trust,
    Series 2003-1, Class A2,
      2.63%, 11/15/10                       $        130         130
   Triad Auto Receivables Owner Trust,
    Series 2003-B Class A3,
      2.48%, 3/12/08                                 395         395
   Whole Auto Loan Trust, Series 2003-1,
    Class A3B,
      1.99%, 5/15/07                                 330         328
--------------------------------------------------------------------
                                                                 853
--------------------------------------------------------------------
Commercial Mortgage Services - 3.3%
   Commercial Mortgage Asset Trust,
    Series 1999-C1, Class A3,
      6.64%, 1/17/32                                  60          67
   CS First Boston Mortgage Securities
    Corp., Series 2002-CKN2, Class A3,
      6.13%, 4/15/37                                 410         447
   DLJ Commercial Mortgage Corp.,
    Series 1998-CF2, Class A1B,
      6.24%, 11/12/31                                310         340
   First Union-Lehman Brothers-Bank of
    America, Series 1998-C2, Class A2,
      6.56%, 11/18/35                                480         532
   LB Commercial Conduit Mortgage Trust,
    Series 1999-C1, Class A2,
      6.78%, 6/15/31                                 375         421
   Morgan Stanley Dean Witter Capital I,
    Series 2001-TOP1, Class A4,
      6.66%, 2/15/33                                 480         539
   Morgan Stanley Dean Witter Capital I,
    Series 2001-TOP3, Class A4,
      6.39%, 7/15/33                                 415         460
   Nationslink Funding Corp., Series
    1999-1, Class A2,
      6.32%, 1/20/31                                 480         528
   Wachovia Bank Commercial Mortgage Trust,
    Series 2003-C5, Class A2
      3.99%, 6/15/35                        $       410    $     383
--------------------------------------------------------------------
                                                               3,717
--------------------------------------------------------------------
Credit Card - 4.8%
   Bank One Issuance Trust, Series
    2003-A9, Class A9,
      3.86%, 6/15/11                                 605         608
   Citibank Credit Card Issuance Trust,
    Series 2003-A3, Class A3,
      3.10%, 3/10/10                               1,045       1,026
   Citibank Credit Card Issuance Trust,
    Series 2003-A5, Class A5,
      2.50%, 4/7/08                                  500         499
   Citibank Credit Card Issuance Trust,
    Series 2003-A8, Class A8,
      3.50%, 8/16/10                               1,500       1,485
   Fleet Credit Card Master Trust II,
    Series 2002-C, Class A,
      2.75%, 4/15/08                                 725         731
   Household Affinity Credit Card Master
    Note Trust I, Series 2003-2, Class A,
      2.18%, 2/15/08                                 430         427
   MBNA Credit Card Master Note Trust,
    Series 2003-A6, Class A6,
      2.75%, 10/15/10                                580         560
--------------------------------------------------------------------
                                                               5,336
--------------------------------------------------------------------
Home Equity-1.7%
   Advanta Mortgage Loan Trust, Series
    2000-1, Class A4,
      8.61%, 3/25/28                                 505         530
   Chase Funding Mortgage Loan
    Asset-Backed Certificates,
    Series 2003-4, Class 1A3,
      2.73%, 9/25/24                                 280         277
   Citifinancial Mortgage Securities,
    Inc., Series 2003-2, Class AF2,
      2.13%, 5/25/33                                 200         195
   Citifinancial Mortgage Securities,
    Inc., Series 2003-3, Class AF2,
      3.08%, 8/25/33                                 300         299
   Countrywide Asset-Backed Certificates,
    Series 2003-5, Class AF2,
      3.04%, 4/25/25                                 215         215

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 39 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CORE BOND PORTFOLIO (continued)

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
ASSET-BACKED SECURITIES - 11.9% - CONTINUED
--------------------------------------------------------------------
Home Equity - 1.7% - (continued)
   Residential Asset Securities, Series
    2003-KS10, Class AI2,
      2.71%, 5/25/26                        $        375   $     375
--------------------------------------------------------------------
                                                               1,891
--------------------------------------------------------------------
Other - 0.4%
   Lehman Federal Housing Authority Title
    Loan Trust, Interest Only Stripped
    Security, Series 1996-2, Class S,
      0.59%, 5/25/17                                  --          18
   Residential Asset Mortgage Product,
    Series 2003-RS10, Class AI3,
      3.58%, 3/25/28                                 385         385
--------------------------------------------------------------------
                                                                 403
--------------------------------------------------------------------
Recreational Vehicle Loans - 0.0%
   Distribution Financial Services Trust,
    Series 1999-3,Class A4,
      6.65%, 3/15/11                                   3           3
--------------------------------------------------------------------
Whole Loan - 0.9%
   Norwest Asset Securities Corp., Series
    1998-6, Class A15,
      6.75%, 4/25/28                                  71          71
   PNC Mortgage Securities Corp., Series
    1996-PR1, Class A,
      1.49%, 4/28/27                                  73          71
   Residential Accredit Loans, Inc.,
    Series 2001-QS18, Class A1,
      6.50%, 12/25/31                                330         344
   Washington Mutual, Series 2003-AR7,
    Class A5,
      3.07%, 8/25/33                                 515         497
--------------------------------------------------------------------
                                                                 983
--------------------------------------------------------------------
Total Asset-Backed Securities
--------------------------------------------------------------------
(Cost $13,361)                                                13,186
--------------------------------------------------------------------
CORPORATE BONDS - 27.8%
--------------------------------------------------------------------
Aerospace/Defense - 0.4%
   Boeing Capital Corp.,
      5.75%, 2/15/07                                 230         247
      5.80%, 1/15/13                                 155         162
--------------------------------------------------------------------
                                                                 409
--------------------------------------------------------------------
Agriculture - 0.2%
   Bunge Ltd. Finance Corp.,
      5.88%, 5/15/13                                 190         191
--------------------------------------------------------------------
Auto Manufacturers - 2.9%
   Daimler Chrysler NA Holding Corp.,
      7.25%, 1/18/06                        $        250   $     269
      4.05%, 6/4/08                                  130         126
      6.50%, 11/15/13                                250         259
   Ford Motor Co.,
      7.45%, 7/16/31                                 175         166
   Ford Motor Credit Co.,
      7.60%, 8/1/05                                  130         138
      6.88%, 2/1/06                                  575         605
      7.38%, 2/1/11                                  215         225
      7.00%, 10/1/13                                 200         203
   General Motors Acceptance Corp.,
      5.75%, 11/5/04                                 225         231
      4.50%, 7/15/06                                  95          97
      6.88%, 9/15/11                                 260         269
      6.88%, 8/28/12                                  90          93
      8.00%, 11/1/31                                 250         264
   General Motors Corp.,
      7.20%, 1/15/11                                 155         164
--------------------------------------------------------------------
                                                               3,109
--------------------------------------------------------------------
Auto Parts & Equipment - 0.2%
   Johnson Controls, Inc.,
      4.88%, 9/15/13                                 250         251
--------------------------------------------------------------------
Banks - 2.5%
   Bank of America Corp.,
      5.25%, 2/1/07                                  305         324
      3.88%, 1/15/08                                  65          66
      3.25%, 8/15/08                                 375         367
      4.75%, 8/15/13                                 170         165
   FleetBoston Financial Corp.,
      3.85%, 2/15/08                                 215         217
   Marshall & Ilsley Corp.,
      5.75%, 9/1/06                                  220         238
   SunTrust Bank,
      6.38%, 4/1/11                                  395         439
   Wachovia Corp.,
      3.50%, 8/15/08                                 295         292
   Wells Fargo Bank,
      6.45%, 2/1/11                                  630         704
--------------------------------------------------------------------
                                                               2,812
--------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 40 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
CORPORATE BONDS - 27.8% - CONTINUED
--------------------------------------------------------------------
Beverages - 1.0%.
   Anheuser-Busch Cos., Inc.,
      5.95%, 1/15/33                        $        125   $     127
   Pepsi Bottling Group LLC,
      4.63%, 11/15/12                                200         198
   Grand Metropolitan Investment Corp.,
    Puttable 4/15/05 @ Par,
      7.45%, 4/15/35                                 220         265
   PepsiAmericas, Inc.,
      5.95%, 2/15/06                                 460         492
--------------------------------------------------------------------
                                                               1,082
--------------------------------------------------------------------
Commercial Services - 0.1%
   Deluxe Corp.,
      5.00%, 12/15/12                                 90          91
--------------------------------------------------------------------
Computers - 0.2%
   IBM Corp.,
      4.75%, 11/29/12                                 85          85
      5.88%, 11/29/32                                160         159
--------------------------------------------------------------------
                                                                 244
--------------------------------------------------------------------
Diversified Financial Services - 6.2%
   Associates Corp. NA,
      6.25%, 11/1/08                                 275         304
   Capital One Bank,
      4.88%, 5/15/08                                 165         169
   Chase Manhattan Corp.,
      7.13%, 2/1/07                                  260         289
   Citigroup, Inc.,
      5.75%, 5/10/06                                 650         696
      5.63%, 8/27/12                                 470         494
   Countrywide Home Loans, Inc.,
      5.50%, 8/1/06                                  225         239
      4.25%, 12/19/07                                 50          51
      3.25%, 5/21/08                                  10          10
   Credit Suisse First Boston USA, Inc.,
      4.63%, 1/15/08                                 115         119
   General Electric Capital Corp.,
      3.50%, 5/1/08                                  200         199
      6.00%, 6/15/12                                 235         253
      6.75%, 3/15/32                                 245         271
   Goldman Sachs Group, Inc.,
      4.13%, 1/15/08                                  50          51
      6.88%, 1/15/11                                 355         401
      5.25%, 4/1/13                                  130         131
   Household Finance Corp.,
      4.63%, 1/15/08                        $        300   $     310
      6.38%, 11/27/12                                115         125
      4.75%, 7/15/13                                 445         430
   International Lease Finance Corp.,
      2.95%, 5/23/06                                  95          95
      3.75%, 8/1/07                                  140         142
   JP Morgan Chase & Co.,
      5.75%, 1/2/13                                  235         246
   Lehman Brothers Holdings, Inc.,
      6.63%, 2/5/06                                  225         244
      7.00%, 2/1/08                                  150         168
   Morgan Stanley Dean Witter & Co.,
      6.10%, 4/15/06                                 225         242
      3.63%, 4/1/08                                  250         248
      6.60%, 4/1/12                                  195         217
      5.30%, 3/1/13                                  175         177
   National Rural Utilities Cooperative
    Finance Corp.,
      3.00%, 2/15/06                                 215         217
      6.00%, 5/15/06                                 270         290
   SLM Corp.,
      3.63%, 3/17/08                                 100         100
--------------------------------------------------------------------
                                                               6,928
--------------------------------------------------------------------
Diversified Manufacturing - 0.4%
   Emerson Electric Co.,
      5.00%, 12/15/14                                300         301
   Textron Financial Corp.,
      2.75%, 6/1/06                                   65          64
      5.88%, 6/1/07                                   80          86
--------------------------------------------------------------------
                                                                 451
--------------------------------------------------------------------
Electric - 2.5%
   Alabama Power Co.,
      5.70%, 2/15/33                                 170         166
   Appalachian Power Co.,
      3.60%, 5/15/08                                  85          83
   Columbus Southern Power Co.,
      5.50%, 3/1/13                                  150         155
   Commonwealth Edison Co.,
      4.70%, 4/15/15                                 100          97
   Consolidated Edison Co. of New York,
      4.88%, 2/1/13                                  105         105

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 41 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CORE BOND PORTFOLIO (continued)

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
CORPORATE BONDS - 27.8% - CONTINUED
--------------------------------------------------------------------
Electric - 2.5% - (continued)
   Dominion Resources, Inc.,
      5.00%, 3/15/13                        $        200   $     198
   Duke Energy Corp.,
      3.75%, 3/5/08                                  125         125
   Florida Power & Light Co.,
      5.95%, 10/1/33                                 220         224
   FPL Group Capital, Inc.,
      3.25%, 4/11/06                                 175         177
   Nisource Finance Corp.,
      5.40%, 7/15/14                                 190         190
   Power Contract Financing LLC,/(1)/
      5.20%, 2/1/06                                  130         132
   Power Receivable Finance LLC,/(1)/
      6.29%, 1/1/12                                  340         345
   PSEG Power LLC,
      6.95%, 6/1/12                                  305         343
   Public Service Electric & Gas,
      4.00%, 11/1/08                                 250         251
   South Carolina Electric & Gas,
      5.80%, 1/15/33                                 125         123
   Wisconsin Electric Power,
      5.63%, 5/15/33                                 100          96
--------------------------------------------------------------------
                                                               2,810
--------------------------------------------------------------------
Environmental Control - 0.2%
   Waste Management, Inc.,
      7.00%, 10/1/04                                 100         104
      6.38%, 11/15/12                                140         152
--------------------------------------------------------------------
                                                                 256
--------------------------------------------------------------------
Food - 1.4%
   Albertson's, Inc.,
      7.50%, 2/15/11                                 370         421
   Cadbury Schweppes US Finance LLC,/(1)/
      3.88%, 10/1/08                                 255         252
   Kroger Co.,
      6.20%, 6/15/12                                 250         266
   Safeway, Inc.,
      6.15%, 3/1/06                                   75          80
      6.50%, 3/1/11                                  280         304
   Unilever Capital Corp.,
      5.90%, 11/15/32                                200         199
--------------------------------------------------------------------
                                                               1,522
--------------------------------------------------------------------
Forest Products & Paper - 0.2%
   International Paper Co.,
      6.75%, 9/1/11                         $        240   $     267
--------------------------------------------------------------------
Household Products/Wares - 0.1%
   Avery Dennison Corp.,
      6.00%, 1/15/33                                 100         100
--------------------------------------------------------------------
Insurance - 0.8%
   AIG SunAmerica Global Financing
    IX,/(1)/
      6.90%, 3/15/32                                 250         283
   Allstate Corp.,
      6.13%, 12/15/32                                125         128
   American International Group,/(1)/
      4.25%, 5/15/13                                 100          95
   Metlife, Inc.,
      5.38%, 12/15/12                                125         128
   Protective Life Secured Trust,
      3.70%, 11/24/08                                275         272
--------------------------------------------------------------------
                                                                 906
--------------------------------------------------------------------
Media - 3.4%
   Clear Channel Communications, Inc.,
      6.00%, 11/1/06                                 140         150
   Comcast Cable Communications, Inc.,
      6.38%, 1/30/06                                 440         472
      6.75%, 1/30/11                                 225         249
   Comcast Corp.,
      5.85%, 1/15/10                                 150         159
      7.05%, 3/15/33                                 300         322
   Continental Cablevision,
      8.30%, 5/15/06                                  20          22
   COX Communications, Inc.,
      7.75%, 8/15/06                                  90         101
      7.13%, 10/1/12                                 155         177
   COX Enterprises, Inc.,/(1)/
      4.38%, 5/1/08                                  100         101
   News America Holdings, Inc.,
      7.60%, 10/11/15                                200         236
   News America, Inc.,
      6.63%, 1/9/08                                   75          83
   Reed Elsevier Capital, Inc.,
      6.13%, 8/1/06                                  185         201

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 42 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
CORPORATE BONDS - 27.8% - CONTINUED
--------------------------------------------------------------------
Media - 3.4%  - (continued)
   Time Warner, Inc.,
      6.13%, 4/15/06                        $        250   $     267
      6.15%, 5/1/07                                  150         163
      6.75%, 4/15/11                                 135         149
      6.95%, 1/15/28                                 470         494
   Univision Communications, Inc.,
      3.50%, 10/15/07                                135         134
      3.88%, 10/15/08                                135         133
   Viacom, Inc.,
      5.50%, 5/15/33                                 210         195
--------------------------------------------------------------------
                                                               3,808
--------------------------------------------------------------------
Mining - 0.2%
   Alcoa, Inc.,
      5.88%, 6/1/06                                  165         178
--------------------------------------------------------------------
Oil & Gas - 1.2%
   ConocoPhillips,
      4.75%, 10/15/12                                145         145
      5.90%, 10/15/32                                 70          70
   Devon Energy Corp.,
      2.75%, 8/1/06                                   80          79
   Devon Financing Corp.,
      6.88%, 9/30/11                                 150         169
   Marathon Oil Corp.,
      6.00%, 7/1/12                                  250         269
   Union Oil Co. of California,
      5.05%, 10/1/12                                 175         176
      7.50%, 2/15/29                                 190         218
   Valero Energy Corp.,
      6.88%, 4/15/12                                 150         165
      4.75%, 6/15/13                                  50          47
--------------------------------------------------------------------
                                                               1,338
--------------------------------------------------------------------
Oil & Gas Services - 0.2%
   Baker Hughes, Inc.,
      6.88%, 1/15/29                                 150         169
--------------------------------------------------------------------
Pharmaceuticals - 0.1%
   Wyeth,
      5.25%, 3/15/1 3                                110         110
--------------------------------------------------------------------
Pipelines - 0.4%
   Consolidated Natural Gas Co.,
      5.38%, 11/1/06                                 470         500
--------------------------------------------------------------------
Retail - 0.2%
   Target Corp.,
      5.38%, 6/15/09                        $        250   $     266
--------------------------------------------------------------------
Telecommunications - 2.0%
   AT&T Corp., Senior Notes,
      8.05%, 11/15/11                                320         363
      8.00%, 11/15/31                                120         138
   AT&T Wireless Services, Inc.,
      7.50%, 5/1/07                                  100         111
      7.88%, 3/1/11                                   50          56
      8.13%, 5/1/12                                   25          28
      8.75%, 3/1/31                                  150         176
   Sprint Capital Corp.,
      7.63%, 1/30/11                                 170         187
      8.38%, 3/15/12                                 185         210
      8.75%, 3/15/32                                 200         226
   Verizon New Jersey, Inc.,
      5.88%, 1/17/12                                 275         290
   Verizon of New England, Inc.,
      6.50%, 9/15/11                                 260         285
   Verizon Wireless Capital LLC,
      5.38%, 12/15/06                                125         133
--------------------------------------------------------------------
                                                               2,203
--------------------------------------------------------------------
Transportation - 0.8%
   Burlington Northern Santa Fe Corp.,
      6.70%, 8/1/28                                  100         107
   Caliber System, Inc.,
      7.80%, 8/1/06                                  160         176
   CSX Corp.,
      7.45%, 5/1/07                                  100         113
      6.75%, 3/15/11                                 133         148
   Norfolk Southern Corp.,
      7.35%, 5/15/07                                 190         214
      7.25%, 2/15/31                                 105         120
--------------------------------------------------------------------
                                                                 878
--------------------------------------------------------------------
Total Corporate Bonds
--------------------------------------------------------------------
(Cost $30,424)                                                30,879
--------------------------------------------------------------------
FOREIGN ISSUER BONDS - 4.6%
--------------------------------------------------------------------
Banks - 0.1%
   National Westminster Bank PLC.,
      7.38%, 10/1/09                                 120         140
--------------------------------------------------------------------

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 43 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CORE BOND PORTFOLIO (continued)

                                              PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)       (000S)
--------------------------------------------------------------------
FOREIGN ISSUER BONDS - 4.6% - CONTINUED
--------------------------------------------------------------------
Beverages - 0.2%
   Diageo Capital PLC,
      3.38%, 3/20/08                        $        200   $     198
--------------------------------------------------------------------
Machinery - Diversified - 0.2%
   Ingersoll-Rand Co.,
      5.80%, 6/1/04                                  145         148
      6.25%, 5/15/06                                 100         108
--------------------------------------------------------------------
                                                                 256
--------------------------------------------------------------------
Mining - 0.1%
   BHP Finance USA Ltd.,
      4.80%, 4/15/13                                 115         114
--------------------------------------------------------------------
Oil & Gas - 0.2%
   EnCana Corp.,
      4.75%, 10/15/13                                240         235
--------------------------------------------------------------------
Regional - 1.0%
   Province of Ontario,
      3.50%, 9/17/07                                 450         453
   Province of Quebec,
      5.50%, 4/11/06                                 550         590
--------------------------------------------------------------------
                                                               1,043
--------------------------------------------------------------------
Sovereign - 0.8%
   Mexico Government International Bond,
      6.38%, 1/16/13                                 545         560
   Poland Government International Bond,
      5.25%, 1/15/14                                 320         321
--------------------------------------------------------------------
                                                                 881
--------------------------------------------------------------------
Telecommunications - 2.0%
   British Telecommunications PLC,
      8.38%, 12/15/10                                 25          30
      8.88%, 12/15/30                                300         384
   Deutsche Telekom International
    Finance BV,
      8.25%, 6/15/05                                 250         272
      8.75%, 6/15/30                                  20          25
   France Telecom,
      9.00%, 3/1/11                                  190         228
      10.00%, 3/1/31                                  70          92
   Royal KPN N.V.,
      8.00%, 10/1/10                                 250         297
   Telecom Italia Capital,/(1)/
      5.25%, 11/15/13                                260         258
      6.38%, 11/15/33                                265         263
   Telefonos de Mexico SA de CV,/(1)/
      4.50%, 11/19/08                                160         161
   Vodafone Group PLC,
      6.25%, 11/30/32                       $        225   $     227
--------------------------------------------------------------------
                                                               2,237
--------------------------------------------------------------------
Total Foreign Issuer Bonds
--------------------------------------------------------------------
(Cost $5,071)                                                  5,104
--------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 46.2%/(2)/
--------------------------------------------------------------------
Fannie Mae - 39.8%
      1.88%, 9/15/05                               1,390       1,387
      4.75%, 1/2/07                                  850         890
      5.00%, 5/14/07                                 625         635
      3.25%, 8/15/08                               1,335       1,315
      6.00%, 1/18/12                                 435         451
      4.63%, 5/1/13                                  235         227
   Interest Only Stripped Security,
    Series 278, Class 2,
      1.23%, 8/1/25                                   --          18
   Pool #254904,
      5.50%, 10/1/33                              12,144      12,227
   Pool #254949,
      5.00%, 11/1/33                               2,615       2,568
   Pool #357409,
      5.00%, 7/1/33                                1,024       1,006
   Pool #535714,
      7.50%, 1/1/31                                  284         303
   Pool #535982,
      7.50%, 5/1/31                                  624         665
   Pool #535996,
      7.50%, 6/1/31                                  542         578
   Pool #545757,
      7.00%, 6/1/32                                1,651       1,742
   Pool #555750,
      5.00%, 9/1/18                                3,155       3,199
   Pool #651897,
      7.00%, 8/1/32                                3,075       3,246
   Pool #656035,
      7.50%, 9/1/32                                  871         929
   Pool #667012,
      5.50%, 11/1/17                               2,476       2,552
   Pool #703439
      5.00%, 6/1/18                                1,954       1,986

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 44 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)       (000S)
--------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 46.2%/(2)/ - CONTINUED
--------------------------------------------------------------------
Fannie Mae - 39.8% - (continued)
   Pool #720590,
      5.50%, 6/1/33                         $      1,184   $   1,192
   Pool #725012,
      5.00%, 11/1/18                                 575         582
   Pool #738941,
      5.50%, 9/1/33                                2,026       2,040
   Pool TBA,/(3)/
      6.00%, 12/15/32                              4,355       4,473
--------------------------------------------------------------------
                                                              44,211
--------------------------------------------------------------------
Freddie Mac - 3.0%
      2.88%, 9/15/05                                  15          15
      2.88%, 12/15/06                              1,290       1,289
      5.75%, 4/29/09                                 635         646
      4.88%, 11/15/13                                595         598
      6.25%, 7/15/32                                  40          43
   Series 2407, Class BJ,
      6.50%, 1/15/32                                 675         708
--------------------------------------------------------------------
                                                               3,299
--------------------------------------------------------------------
Freddie Mac Gold - 0.7%
   Pool #C77913,
      5.50%, 3/1/33                                  672         676
   Pool #G01186,
      7.50%, 2/1/31                                   59          63
--------------------------------------------------------------------
                                                                 739
--------------------------------------------------------------------
Government National Mortgage
 Association - 2.7%
   Pool TBA,/(3)/
      6.00%, 12/15/32                              2,870       2,969
--------------------------------------------------------------------
Total U.S. Government Agencies
--------------------------------------------------------------------
(Cost $51,125)                                                51,218
--------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 5.3%
--------------------------------------------------------------------
U.S. Treasury Bonds - 2.1%
      8.13%, 8/15/19                                 275         369
      6.88%, 8/15/25                                  85         103
      6.50%, 11/15/26                                830         969
      5.25%, 11/15/28                                655         655
      5.38%, 2/15/31                                 220         228
--------------------------------------------------------------------
                                                               2,324
--------------------------------------------------------------------
U.S. TREASURY NOTES - 3.2%
      1.13%, 6/30/05                        $        295   $     292
      2.00%, 8/31/05                               2,080       2,085
      2.38%, 8/15/06                                 260         260
      2.63%, 11/15/06                                210         211
      3.38%, 11/15/08                                260         260
      4.25%, 8/15/13                                 410         408
--------------------------------------------------------------------
                                                               3,516
--------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------
(Cost $5,823)                                                  5,840
--------------------------------------------------------------------
MUNICIPAL BONDS - 1.4%
--------------------------------------------------------------------
Illinois - 0.6%
   Illinois State Taxable Pension G.O.
    Unlimited Bonds,
      3.85%, 6/1/13                                  175         164
      5.10%, 6/1/33                                  510         463
--------------------------------------------------------------------
                                                                 627
--------------------------------------------------------------------
New Jersey - 0.3%
   New Jersey State Turnpike Authority
    Revenue Bonds, Series B,
      4.25%, 1/1/16                                  335         314
--------------------------------------------------------------------
Oregon - 0.5%
   Oregon Community College Districts G.O.,
    Series B(FGIC LOC),
      5.60%, 6/30/28                                 250         246
   Oregon State Taxable Pension G.O
    Unlimited Bonds,
      5.76%, 6/1/23                                  320         325
--------------------------------------------------------------------
                                                                 571
--------------------------------------------------------------------
Total Municipal Bonds
--------------------------------------------------------------------
(Cost $1,580)                                                  1,512

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 45 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2003
--------------------------------------------------------------------------------
CORE BOND PORTFOLIO (continued)

                                              SHARES/
                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 17.9%
--------------------------------------------------------------------
   Northern Institutional Funds -
    Liquid Assets Portfolio/(4)/              13,258,439   $  13,258
   State Street Bank & Trust Co., Grand
    Cayman, Eurodollar Time Deposit,
      1.04%, 12/1/03                        $      6,631       6,631
--------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------
(Cost $19,889)                                                19,889
--------------------------------------------------------------------
Total Investments - 116.0%
--------------------------------------------------------------------
(Cost $128,788)                                              128,688
   Liabilities less Other
    Assets - (16.0)%                                         (17,779)
--------------------------------------------------------------------
NET ASSETS - 100.0%                                        $ 110,909

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the value of these securities amounted to approximately $2,950,000 or 2.7% of net assets.
(2) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(3)  When-Issued Security
(4) Investment relates to cash collateral received from portfolio securities loaned.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 46 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2003
--------------------------------------------------------------------------------
U.S. TREASURY INDEX PORTFOLIO

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 98.1%
--------------------------------------------------------------------
U.S. Treasury Bonds - 30.0%
   14.00%, 11/15/11                         $        660   $     876
   12.50%, 8/15/14                                 1,000       1,460
   9.88%, 11/15/15                                   500         742
   7.25%, 5/15/16                                    500         620
   9.00%, 11/15/18                                 1,100       1,576
   8.13%, 8/15/19                                  1,400       1,877
   8.75%, 8/15/20                                  1,000       1,420
   8.00%, 11/15/21                                 1,000       1,340
   6.25%, 8/15/23                                  3,800       4,293
   6.50%, 11/15/26                                 1,600       1,869
   6.13%, 11/15/27                                   700         784
   5.25%, 2/15/29                                  1,600       1,602
   6.25%, 5/15/30                                  1,500       1,719
--------------------------------------------------------------------
                                                              20,178
--------------------------------------------------------------------
U.S. Treasury Notes - 68.1%
   7.50%, 2/15/05                                  3,000       3,214
   1.63%, 3/31/05                                  3,800       3,801
   6.75%, 5/15/05                                  1,800       1,931
   1.25%, 5/31/05                                  2,000       1,987
   6.50%, 8/15/05                                  1,600       1,725
   1.63%, 9/30/05                                  2,000       1,989
   5.75%, 11/15/05                                 1,500       1,608
   2.00%, 5/15/06                                  1,700       1,690
   7.00%, 7/15/06                                  2,500       2,793
   3.50%, 11/15/06                                 2,000       2,056
   6.25%, 2/15/07                                  2,100       2,333
   4.38%, 5/15/07                                    500         526
   6.13%, 8/15/07                                  1,300       1,449
   3.00%, 2/15/08                                  3,000       2,991
   2.63%, 5/15/08                                  2,700       2,637
   5.63%, 5/15/08                                  1,000       1,101
   4.75%, 11/15/08                                 1,000       1,064
   6.00%, 8/15/09                                  1,000       1,126
   6.50%, 2/15/10                                    800         924
   5.75%, 8/15/10                                  1,100       1,226
   5.00%, 2/15/11                                  1,000       1,067
   4.88%, 2/15/12                                  2,100       2,211
   4.00%, 11/15/12                                 2,100       2,067
   3.63%, 5/15/13                                  1,500       1,439
   4.25%, 11/15/13                          $        750   $     746
--------------------------------------------------------------------
                                                              45,701
--------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------
(Cost $65,384)                                                65,879

                                              SHARES/
                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 31.8%
--------------------------------------------------------------------
   Northern Institutional Funds -
    Liquid Assets Portfolio/(1)/              20,844,732      20,845
   FHLB Discount Note,
      1.43%, 12/1/03                        $        469         469
--------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------
(Cost $21,314)                                                21,314
--------------------------------------------------------------------
Total Investments - 129.9%
--------------------------------------------------------------------
(Cost $86,698)                                                87,193
   Liabilities less Other Assets - (29.9)%                   (20,073)
--------------------------------------------------------------------
NET ASSETS - 100.0%                                        $  67,120

(1) Investment relates to cash collateral received from portfolio securities loaned.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 47 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
INTERMEDIATE BOND PORTFOLIO

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
ASSET-BACKED SECURITIES - 10.6%
--------------------------------------------------------------------
Automobile - 1.5%
   BMW Vehicle Owner Trust, Series 2003-A,
    Class A3,
      1.94%, 2/25/07                        $         70   $      70
   Capital Auto Receivables Asset Trust,
    Series 2002-4, Class A4,
      2.64%, 3/17/08                                 255         256
   Harley-Davidson Motorcycle Trust,
    Series 2003-1, Class A2,
      2.63%, 11/15/10                                170         171
   Isuzu Auto Owner Trust, Series 2001-1,
    Class A4,
      5.31%, 1/22/07                                 109         111
   Whole Auto Loan Trust, Series 2003-1,
    Class A3B,
      1.99%, 5/15/07                                  90          89
--------------------------------------------------------------------
                                                                 697
--------------------------------------------------------------------
Commercial Mortgage Services - 3.8%
   Chase Manhattan Bank-First Union
    National Bank, Series 1999-1, Class A2,
      7.44%, 8/15/31                                 505         585
   Commercial Mortgage Asset Trust,
    Series 1999-C1, Class A3,
      6.64%, 1/17/32                                 460         516
   CS First Boston Mortgage Securities
    Corp., Series 2002-CKN2, Class A3,
      6.13%, 4/15/37                                 120         131
   GMAC Commercial Mortgage Securities,
    Inc., Series 1999-C1, Class A2,
      6.18%, 5/15/33                                 125         137
   LB Commercial Conduit Mortgage Trust,
    Series 1999-C1, Class A2,
      6.78%, 6/15/31                                  75          84
   Morgan Stanley Dean Witter Capital I,
    Series 2001-TOP3, Class A4,
      6.39%, 7/15/33                                 125         138
   Wachovia Bank Commercial Mortgage
    Trust, Series 2003-C5, Class A2,
      3.99%, 6/15/35                                 140         131
--------------------------------------------------------------------
                                                               1,722
--------------------------------------------------------------------
Credit Card - 3.1%
   Bank One Issuance Trust, Series 2002-A4,
    Class A4,
      2.94%, 6/16/08                                 210         213
   Bank One Issuance Trust, Series 2003-A9,
    Class A9,
      3.86%, 6/15/11                        $         20   $      20
   Citibank Credit Card Issuance Trust,
    Series 2003-A3, Class A3,
      3.10%, 3/10/10                                 480         471
   Citibank Credit Card Issuance Trust,
    Series 2003-A5, Class A5,
      2.50%, 4/7/08                                  345         344
   Fleet Credit Card Master Trust II,
    Series 2002-C, Class A,
      2.75%, 4/15/08                                 175         176
   MBNA Credit Card Master Note Trust,
    Series 2003-A6, Class A6,
      2.75%, 10/15/10                                200         193
--------------------------------------------------------------------
                                                               1,417
--------------------------------------------------------------------
Home Equity - 1.4%
   Advanta Mortgage Loan Trust, Series
    2000-1, Class A4,
      8.61%, 3/25/28                                 130         136
   Chase Funding Mortgage Loan Asset-Backed
    Certificates, Series 2003-4, Class 1A2,
      2.14%, 5/25/36                                  80          80
   Citifinancial Mortgage Securities, Inc.,
    Series 2003-2, Class AF2,
      2.13%, 5/25/33                                 125         122
   Citifinancial Mortgage Securities, Inc.,
    Series 2003-3, Class AF2,
      3.08%, 8/25/33                                  80          80
   Countrywide Asset-Backed Certificates,
    Series 2003-5, Class AF2,
      3.04%, 4/25/25                                  90          90
   Residential Asset Securities Corp.,
    Series 2003-KS10, Class AI2,
      2.71%, 5/25/26                                 155         155
--------------------------------------------------------------------
                                                                 663
--------------------------------------------------------------------
Other - 0.4%
   Residential Asset Mortgage Product,
    Series 2003-RS10, Class AI3,
      3.58%, 3/25/28                                 160         160
--------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 48 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
ASSET-BACKED SECURITIES - 10.6% - CONTINUED
--------------------------------------------------------------------
Recreational Vehicle Loans - 0.0%
   Distribution Financial Services Trust,
    Series 1999-3, Class A4,
      6.65%, 3/15/11                        $         11   $      11
--------------------------------------------------------------------
Whole Loan - 0.4%
   First Nationwide Trust, Series 2001-1,
    Class 2A2,
      7.00%, 6/25/31                                   3           3
   Washington Mutual, Series 2003-AR7,
    Class A5,
      3.07%, 8/25/33                                 190         183
--------------------------------------------------------------------
                                                                 186
--------------------------------------------------------------------
Total Asset-Backed Securities
--------------------------------------------------------------------
(Cost $4,836)                                                  4,856
--------------------------------------------------------------------
CORPORATE BONDS - 42.9%
--------------------------------------------------------------------
Aerospace/Defense - 0.5%
   Boeing Capital Corp.,
      5.75%, 2/15/07                                 150         161
      5.80%, 1/15/13                                  80          83
--------------------------------------------------------------------
                                                                 244
--------------------------------------------------------------------
Agriculture - 0.2%
   Bunge Ltd. Finance Corp.,
      5.88%, 5/15/13                                  70          71
--------------------------------------------------------------------
Auto Manufacturers - 4.3%
   DaimlerChrysler NA Holding Corp.,
      7.25%, 1/18/06                                 160         172
      7.30%, 1/15/12                                 200         219
      6.50%, 11/15/13                                 55          57
   Ford Motor Credit Co.,
      7.60%, 8/1/05                                  280         298
      6.88%, 2/1/06                                  160         168
      5.63%, 10/1/08                                 170         170
      7.38%, 2/1/11                                   70          73
   General Motors Acceptance Corp.,
      5.75%, 11/5/04                                 145         149
      4.50%, 7/15/06                                  25          26
      6.13%, 9/15/06                                 230         243
      6.88%, 9/15/11                                 225         233
      6.88%, 8/28/12                                 110         113
   General Motors Corp.,
      7.20%, 1/15/11                                  40          42
--------------------------------------------------------------------
                                                               1,963
--------------------------------------------------------------------
Banks - 5.2%
   Bank of America Corp.,
      5.25%, 2/1/07                         $        250   $     266
      3.88%, 1/15/08                                  40          40
      3.25%, 8/15/08                                 245         240
      4.75%, 8/15/13                                 105         102
   Bank One Corp.,
      5.25%, 1/30/13                                  80          82
   FleetBoston Financial Corp.,
      3.85%, 2/15/08                                 145         147
   JP Morgan Chase & Co.,
      3.63%, 5/1/08                                  475         472
      5.75%, 1/2/13                                   15          16
   Marshall & Ilsley Corp.,
      5.75%, 9/1/06                                  111         120
   SunTrust Bank,
      6.38%, 4/1/11                                  210         233
   Wachovia Corp.,
      3.50%, 8/15/08                                 170         168
   Wells Fargo Bank,
      6.45%, 2/1/11                                  460         514
--------------------------------------------------------------------
                                                               2,400
--------------------------------------------------------------------
Beverages - 0.3%
   Coca-Cola Enterprises, Inc.,
      5.38%, 8/15/06                                 150         160
--------------------------------------------------------------------
Commercial Services - 0.1%
   Deluxe Corp.,
      5.00%, 12/15/12                                 40          40
--------------------------------------------------------------------
Computers - 0.1%
   IBM Corp.,
      4.75%, 11/29/12                                 70          70
--------------------------------------------------------------------
Diversified Financial Services - 12.9%
   American General Finance Corp.,
      2.75%, 6/15/08                                  85          81
      5.38%, 10/1/12                                  90          91
   Associates Corp. NA,
      6.25%, 11/1/08                                 365         403
   Capital One Bank,
      4.88%, 5/15/08                                  60          61
   Chase Manhattan Corp.,
      7.13%, 2/1/07                                  125         139

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 49 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
INTERMEDIATE BOND PORTFOLIO (continued)

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
CORPORATE BONDS - 42.9% - CONTINUED
--------------------------------------------------------------------
Diversified Financial Services - 12.9% - (continued)
   Citigroup, Inc.,
      5.75%, 5/10/06                        $        105   $     112
      5.50%, 8/9/06                                  350         373
      5.63%, 8/27/12                                 190         200
   Countrywide Home Loans, Inc.,
      5.50%, 8/1/06                                  274         291
   Credit Suisse First Boston USA, Inc.,
      4.63%, 1/15/08                                 160         166
      6.50%, 1/15/12                                  95         105
      5.50%, 8/15/13                                  40          41
   General Electric Capital Corp.,
      5.00%, 6/15/07                                 340         359
      3.50%, 5/1/08                                  250         249
   Goldman Sachs Group, Inc.,
      4.13%, 1/15/08                                 375         382
      6.88%, 1/15/11                                 140         158
   Household Finance Corp.,
      3.38%, 2/21/06                                 100         102
      4.63%, 1/15/08                                 500         517
      6.38%, 11/27/12                                190         207
      4.75%, 7/15/13                                  50          48
   International Lease Finance Corp.,
      2.95%, 5/23/06                                  55          55
      3.75%, 8/1/07                                  105         106
   John Deere Capital Corp.,
      3.90%, 1/15/08                                  75          76
   Lehman Brothers Holdings, Inc.,
      6.25%, 5/15/06                                  80          87
      7.00%, 2/1/08                                  335         376
   Morgan Stanley Dean Witter & Co.,
      6.10%, 4/15/06                                 125         135
      3.63%, 4/1/08                                  395         392
      6.60%, 4/1/12                                   55          61
      5.30%, 3/1/13                                   45          46
   National Rural Utilities Cooperative
    Finance Corp.,
      3.00%, 2/15/06                                 150         151
      6.00%, 5/15/06                                 200         215
   SLM Corp.,
      3.63%, 3/17/08                                 120         120
--------------------------------------------------------------------
                                                               5,905
--------------------------------------------------------------------
Diversified Manufacturing - 0.2%
   Textron Financial Corp.,
      2.75%, 6/1/06                         $         50   $      49
      5.88%, 6/1/07                                   35          38
--------------------------------------------------------------------
                                                                  87
--------------------------------------------------------------------
Electric - 3.0%
   Appalachian Power Co.,
      3.60%, 5/15/08                                  75          73
   Columbus Southern Power Co.,
      5.50%, 3/1/13                                   70          72
   Commonwealth Edison Co.,
      4.70%, 4/15/15                                 100          97
   Consolidated Edison Co. of New York,
      4.88%, 2/1/13                                   70          70
   Dominion Resources, Inc.,
      5.00%, 3/15/13                                 175         173
   Duke Energy Corp.,
      3.75%, 3/5/08                                   75          75
   FPL Group Capital, Inc.,
      3.25%, 4/11/06                                 140         142
   Nisource Finance Corp.,
      5.40%, 7/15/14                                  95          95
   Power Contract Financing LLC,/(1)/
      5.20%, 2/1/06                                   50          51
   Power Receivable Finance LLC,/(1)/
      6.29%, 1/1/12                                   90          91
   PSEG Power LLC,
      6.95%, 6/1/12                                  180         203
   Public Service Electric & Gas,
      4.00%, 11/1/08                                  95          95
   Wisconsin Electric Power,
      4.50%, 5/15/13                                 125         122
--------------------------------------------------------------------
                                                               1,359
--------------------------------------------------------------------
Electrical Components & Equipment - 0.2%
   Emerson Electric Co.,
      5.50%, 9/15/08                                  70          75
--------------------------------------------------------------------
Environmental Control - 0.3%
   Waste Management, Inc.,
      7.00%, 10/1/04                                  50          52
      6.38%, 11/15/12                                 65          71
--------------------------------------------------------------------
                                                                 123
--------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 50 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                AMOUNT       VALUE
                                                (000S)       (000S)
--------------------------------------------------------------------
CORPORATE BONDS - 42.9% - CONTINUED
--------------------------------------------------------------------
Food - 1.9%
   Albertson's, Inc.,
      7.50%, 2/15/11                        $        215   $     245
   Cadbury Schweppes US Finance LLC,/(1)/
      3.88%, 10/1/08                                  70          69
   Kroger Co.,
      6.20%, 6/15/12                                 275         293
   Safeway, Inc.,
      6.50%, 3/1/11                                  250         272
--------------------------------------------------------------------
                                                                 879
--------------------------------------------------------------------
Forest Products & Paper - 0.5%
   International Paper Co.,
      6.75%, 9/1/11                                  105         117
   Weyerhaeuser Co.,
      6.75%, 3/15/12                                  95         102
--------------------------------------------------------------------
                                                                 219
--------------------------------------------------------------------
Household Products/Wares - 0.1%
   Avery Dennison Corp.,
      4.88%, 1/15/13                                  50          50
--------------------------------------------------------------------
Insurance - 0.6%
   Marsh & McLennan Cos, Inc.,
      3.63%, 2/15/08                                  90          90
   Metlife, Inc.,
      5.38%, 12/15/12                                 65          66
   Protective Life Secured Trust,
      3.70%, 11/24/08                                115         114
--------------------------------------------------------------------
                                                                 270
--------------------------------------------------------------------
Media - 4.9%
   Clear Channel Communications, Inc.,
      6.00%, 11/1/06                                  60          64
      4.40%, 5/15/11                                  70          68
   Comcast Cable Communications, Inc.,
      6.38%, 1/30/06                                 135         145
      6.75%, 1/30/11                                 410         453
   Comcast Corp.,
      5.85%, 1/15/10                                  50          53
   Continental Cablevision,
      8.30%, 5/15/06                                  25          28
   COX Communications, Inc.,
      6.88%, 6/15/05                                  75          80
      7.13%, 10/1/12                                  60          69
   COX Enterprises, Inc.,/(1)/
      4.38%, 5/1/08                         S        260   $     263
   News America Holdings, Inc.,
      7.60%, 10/11/15                                125         147
   Reed Elsevier Capital, Inc.,
      6.13%, 8/1/06                                  110         119
   Time Warner, Inc.,
      6.13%, 4/15/06                                  30          32
      6.15%, 5/1/07                                   75          81
      6.75%, 4/15/11                                 140         155
      6.88%, 5/1/12                                  195         217
   Univision Communications, Inc.,
      3.50%, 10/15/07                                 90          90
      3.88%, 10/15/08                                 90          89
   Viacom, Inc.,
      6.40% 1/30/06                                   90          97
--------------------------------------------------------------------
                                                               2,250
--------------------------------------------------------------------
Mining - 0.2%
   Alcoa, Inc.,
      5.88%, 6/1/06                                   70          75
--------------------------------------------------------------------
Office/Business Equipment - 0.2%
   Pitney Bowes, Inc.,
      3.88%, 6/15/13                                  95          88
--------------------------------------------------------------------
Oil & Gas - 1.5%
   Apache Corp.,
      6.25%, 4/15/12                                 110         122
   ConocoPhillips,
      4.75%, 10/15/12                                105         105
   Devon Financing Corp.,
      6.88%, 9/30/11                                 125         141
   Marathon Oil Corp.,
      6.00%, 7/1/12                                  145         156
   Union Oil Co. of California,
      5.05%, 10/1/12                                  45          45
   Valero Energy Corp.,
      6.88%, 4/15/12                                 125         137
--------------------------------------------------------------------
                                                                 706
--------------------------------------------------------------------
Pharmaceuticals - 0.2%
   Wyeth,
      5.25%, 3/15/13                                  80          80
--------------------------------------------------------------------

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 51 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------
INTERMEDIATE BOND PORTFOLIO (continued)

                                              PRINCIPAL
                                                AMOUNT       VALUE
                                                (000S)       (000S)
--------------------------------------------------------------------
CORPORATE BONDS - 42.9% - CONTINUTED
--------------------------------------------------------------------
Pipelines - 0.3%
   Consolidated Natural Gas Co.,
      5.38%, 11/1/06                        $        130   $     138
--------------------------------------------------------------------
Retail - 0.4%
   Target Corp.,
      5.38%, 6/15/09                                 185         197
--------------------------------------------------------------------
Savings & Loans - 0.1%
   Washington Mutual Bank FA,
      6.88%, 6/15/11                                  50          56
--------------------------------------------------------------------
Telecommunications - 3.9%
   AT&T Corp.,
      7.30%, 11/15/11                                240         273
   AT&T Wireless Services, Inc.,
      7.50%, 5/1/07                                   50          56
      7.88%, 3/1/11                                  150         169
      8.13%, 5/1/12                                  200         228
   Sprint Capital Corp.,
      7.63%, 1/30/11                                  40          44
      8.38%, 3/15/12                                 260         295
   Verizon New Jersey, Inc.,
      5.88%, 1/17/12                                 230         243
   Verizon of New England, Inc.,
      6.50%, 9/15/11                                 305         334
   Verizon Wireless Capital LLC,
      5.38%, 12/15/06                                135         143
--------------------------------------------------------------------
                                                               1,785
--------------------------------------------------------------------
Transportation - 0.8%
   Burlington Northern Santa Fe Corp.,
      5.90%, 7/1/12                                  100         107
   Caliber System, Inc.,
      7.80%, 8/1/06                                   55          61
   CSX Corp.,
      7.45%, 5/1/07                                   50          57
      6.75%, 3/15/11                                  55          61
   Norfolk Southern Corp.,
      7.35%, 5/15/07                                  40          45
      6.75%, 2/15/11                                  35          39
--------------------------------------------------------------------
                                                                 370
--------------------------------------------------------------------
Total Corporate Bonds
--------------------------------------------------------------------
(Cost $19,432)                                                19,660
--------------------------------------------------------------------
FOREIGN ISSUER BONDS - 5.6%
--------------------------------------------------------------------
Banks - 0.2%
   National Westminster Bank PLC,
      7.38%, 10/1/09                        $         80   $      93
--------------------------------------------------------------------
Beverages - 0.5%
   Diageo Capital PLC,
      3.38%, 3/20/08                                 245         242
--------------------------------------------------------------------
Machinery - Diversified - 0.5%
   Ingersoll-Rand Co.,
      5.80%, 6/1/04                                  100         102
      6.25%, 5/15/06                                 105         113
--------------------------------------------------------------------
                                                                 215
--------------------------------------------------------------------
Mining - 0.1%
   BHP Finance USA Ltd.,
      4.80%, 4/15/13                                  55          55
--------------------------------------------------------------------
Oil & Gas - 0.1%
   EnCana Corp.,
      4.75%, 10/15/13                                 45          44
--------------------------------------------------------------------
Sovereign - 0.8%
   Mexico Government International Bond,
      6.38%, 1/16/13                                 245         252
   Poland Government International Bond,
      5.25%, 1/15/14                                 120         120
--------------------------------------------------------------------
                                                                 372
--------------------------------------------------------------------
Telecommunications - 3.4%
   British Telecommunications PLC,
      8.38%, 12/15/10                                365         438
   Deutsche Telekom International
    Finance BV,
      8.25%, 6/15/05                                 130         141
      3.88%, 7/22/08                                 100          99
      8.50%, 6/15/10                                 135         162
   France Telecom,
      9.00%, 3/1/11                                  300         360
   Royal KPN N.V.,
      8.00%, 10/1/10                                 100         119
   Telecom Italia Capital,/(1)/
      5.25%, 11/15/13                                130         129

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 52 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                AMOUNT       VALUE
                                                (000S)       (000S)
--------------------------------------------------------------------
FOREIGN ISSUER BONDS - 5.6% - CONTINUED
--------------------------------------------------------------------
Telecommunications - 3.4% - (continued)
   Telefonos de Mexico SA de CV,/(1)/
      4.50%, 11/19/08                       $        110   $     111
--------------------------------------------------------------------
                                                               1,559
--------------------------------------------------------------------
Total Foreign Issuer Bonds
--------------------------------------------------------------------
(Cost $2,571)                                                  2,580
--------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 22.5%/(2)/
--------------------------------------------------------------------
Fannie Mae - 14.5%
      1.88%, 9/15/05                                 530         529
      4.75%, 1/2/07                                  615         644
      5.00%, 5/14/07                                 620         630
      6.00%, 1/18/12                               1,110       1,150
      4.63%, 5/1/13                                  190         184
   Pool #254904,
      5.50%, 11/1/33                                 595         599
   Pool #555750,
      5.00%, 9/1/18                                1,352       1,371
   Pool #725012,
      5.00%, 12/1/18                               1,035       1,048
   Pool #736881,
      5.00%, 10/1/18                                 398         404
   Pool #738941,
      5.50%, 9/1/33                                   85          85
--------------------------------------------------------------------
                                                               6,644
--------------------------------------------------------------------
Freddie Mac - 8.0%
      1.75%, 5/15/05                                 750         749
      1.50%, 8/15/05                               1,030       1,021
      2.88%, 9/15/05                                 355         360
      2.88%, 12/15/06                                955         955
      5.75%, 4/29/09                                 375         381
      4.88%, 11/15/13                                205         206
--------------------------------------------------------------------
                                                               3,672
--------------------------------------------------------------------
Total U.S. Government Agencies
--------------------------------------------------------------------
(Cost $10,258)                                                10,316
--------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 12.9%
--------------------------------------------------------------------
U.S. Treasury Notes - 12.9%
      1.13%, 6/30/05                               1,690       1,673
      2.00%, 8/31/05                               1,730       1,734
      2.38%, 8/15/06                        $      1,665   $   1,664
      3.38%, 11/15/08                                705         706
      4.25%, 8/15/13                                 140         139
--------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------
(Cost $5,957)                                                  5,916
--------------------------------------------------------------------
MUNICIPAL BONDS - 0.4%
--------------------------------------------------------------------
Illinois - 0.2%
   Illinois State Taxable Pension G.O.
    Unlimited Bonds,
      3.80%, 6/1/13                                   75          70
--------------------------------------------------------------------
New Jersey - 0.2%
   New Jersey State Turnpike Authority
    Revenue Bonds, Series B,
      4.25%, 1/1/16                                  115         107
--------------------------------------------------------------------
Total Municipal Bonds
--------------------------------------------------------------------
(Cost $190)                                                      177

                                               SHARES/
                                              PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)       (000S)
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 31.6%
--------------------------------------------------------------------
   Northern Institutional Funds -
    Liquid Assets Portfolio/(3)/              12,637,345      12,637
   State Street Bank & Trust Co.,
      Grand Cayman, Eurodollar Time
       Deposit,
      1.04%, 12/1/03                        $      1,831       1,831
--------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------
(Cost $ 14,468)                                               14,468
--------------------------------------------------------------------
Total Investments - 126.5%
--------------------------------------------------------------------
(Cost $57,712)                                                57,973
   Liabilities less Other Assets - (26.5)%                   (12,149)
--------------------------------------------------------------------
NET ASSETS - 100.0%                                        $  45,824

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the value of these securities amounted to approximately $714,000 or 1.6% of net assets.
(2) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(3) Investment relates to cash collateral received from portfolio securities loaned.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 53 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE BOND PORTFOLIO

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
ASSEST-BACKED SECURITIES - 13.8%
--------------------------------------------------------------------
Automobile - 1.9%
   Daimler Chrysler Auto Trust,
    Series 2003-A, Class A4,
      2.88%, 10/8/09                        $        580   $     581
   Harley-Davidson Motorcycle Trust,
    Series 2003-1, Class A2,
      2.63%, 11/15/10                                205         206
   Triad Auto Receivables Owner Trust,
    Series 2003-B, Class A3,
      2.48%, 3/12/08                               2,050       2,048
   Whole Auto Loan Trust,
    Series 2003-1, Class A3B,
      1.99%, 5/15/07                                 410         408
--------------------------------------------------------------------
                                                               3,243
--------------------------------------------------------------------
Commercial Mortgage Services - 1.8%
   DLJ Commercial Mortgage Corp.,
    Series 1998-CF2, Class A1B,
      6.24%, 11/12/31                              1,065       1,168
   First Union-Lehman Brothers-Bank of
    America, Series 1998-C2, Class A2,
      6.56%, 11/18/35                                790         876
   Nationslink Funding Corp.,
    Series 1999-1, Class A2,
      6.32%, 1/20/31                                 790         870
--------------------------------------------------------------------
                                                               2,914
--------------------------------------------------------------------
Credit Card - 2.8%
   Bank One Issuance Trust, Series 2003-A9,
    Class A9,
      3.86%, 6/15/11                                 810         814
   MBNA Credit Card Master Note Trust,
    Series 2001-A3, Class A3,
      1.26%, 12/15/08                              3,750       3,756
--------------------------------------------------------------------
                                                               4,570
--------------------------------------------------------------------
Home Equity - 3.8%
   Advanta Mortgage Loan Trust,
    Series 2000-1, Class A4,
      8.61%, 3/25/28                                 500         525
   Chase Funding Mortgage Loan Asset-
    Backed Certificates, Series 2003-4,
    Class 1A2,
      2.14%, 5/25/36                                 380         377
   Citifinancial Mortgage Securities, Inc.,
    Series 2003-4, Class AF2,
      2.66%, 10/25/33                              1,500       1,500
   Citifinancial Mortgage Securities, Inc.,
    Series 2003-2, Class AF2,
      2.13%, 5/25/33                        $        340   $     332
   Citifinancial Mortgage Securities, Inc.,
    Series 2003-3, Class AF2,
      3.08%, 8/25/33                                 370         368
   Countrywide Asset-Backed Certificates,
    Series 2003-5, Class AF2,
      3.04%, 4/25/25                                 310         311
   EQCC Trust, Series 2002-1, Class 2A,
      1.41%, 11/25/31                              1,688       1,689
   Residential Asset Securities Corp.,
    Series 2003-KS10, Class AI2,
      2.71%, 5/25/26                               1,205       1,205
--------------------------------------------------------------------
                                                               6,307
--------------------------------------------------------------------
Other - 2.3%
   ComEd Transitional Funding Trust,
    Series 1998-1, Class A5,
      5.44%, 3/25/07                               2,579       2,651
   Lehman Federal Housing Authority Title I
    Loan Trust, Interest Only Stripped
    Security, Series 1995-6, Class S,
      0.49%, 11/25/16                                 --          50
   Lehman Federal Housing Authority Title I
    Loan Trust, Series 1995-3, Class A,
      8.00%, 5/25/16                                 623         623
   Residential Asset Mortgage Product,
    Series 2003-RS10, Class AI3,
      3.58%, 3/25/28                                 575         575
--------------------------------------------------------------------
                                                               3,899
--------------------------------------------------------------------
Whole Loan - 1.2%
   PNC Mortgage Securities Corp.,
    Series 1996-PR1, Class A,
      1.49%, 4/28/27                                 128         126
   Prudential Home Mortgage Securities,
    Series 1993-60, Class A3,
      6.75%, 12/25/23                                952         952
   Washington Mutual, Series 2003-AR7,
    Class A5,
      3.07%, 8/25/33                                 880         848
--------------------------------------------------------------------
                                                               1,926
--------------------------------------------------------------------
Total Asset-Backed Securities
--------------------------------------------------------------------
(Cost $22,985)                                                22,859

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 54 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
CORPORATE BONDS - 33.7%
--------------------------------------------------------------------
Auto Manufacturers - 0.4%
   DaimlerChrysler NA Holding Corp.,
      7.25%, 1/18/06                        $        555   $     598
--------------------------------------------------------------------
Banks - 4.4%
   Bank of America Corp.,
      4.75%, 10/15/06                              1,000       1,049
      5.25%, 2/1/07                                  660         702
   Bank of Boston,
      6.63%, 12/1/05                               1,000       1,085
   JP Morgan Chase & Co.,
      4.00%, 2/1/08                                  750         758
      3.63%, 5/1/08                                  375         373
   Marshall & llsley Corp.,
      5.75%, 9/1/06                                1,000       1,081
   Suntrust Bank,
      2.50%, 5/4/06                                  100         100
      7.25%, 9/15/06                                 135         153
   Wells Fargo & Co.,
      5.25%, 12/1/07                                  50          53
   Wells Fargo Bank NA,
      6.45%, 2/1/11                                1,785       1,993
--------------------------------------------------------------------
                                                               7,347
--------------------------------------------------------------------
Beverages - 1.0%
   Coca-Cola Enterprises, Inc.,
      5.38%, 8/15/06                                 700         747
   PepsiAmericas, Inc.,
      5.95%, 2/15/06                                 800         856
--------------------------------------------------------------------
                                                               1,603
--------------------------------------------------------------------
Diversified Financial Services - 17.8%
   American General Finance Corp.,
      4.50%, 11/15/07                                975       1,009
   Associates Corp. NA,
      6.25%, 11/1/08                                 950       1,050
      6.88%, 11/15/08                                100         113
   Bear Stearns Cos. (The), Inc.,
      4.00%, 1/31/08                               1,000       1,013
   Boeing Capital Corp.,
      5.75%, 2/15/07                                 420         451
   Capital One Bank,
      4.88%, 5/15/08                                 450         460
   Chase Manhattan Corp.,
      7.13%, 2/1/07                                  800         891
   Citigroup, Inc.,
      5.75%, 5/10/06                        $        330   $     353
      5.50%, 8/9/06                                2,000       2,134
   Countrywide Home Loans, Inc.,
      4.25%, 12/19/07                                750         764
   Credit Suisse First Boston USA, Inc.,
      4.63%, 1/15/08                                 770         797
   Ford Motor Credit Co.,
      6.88%, 2/1/06                                  555         584
      5.63%, 10/1/08                                 800         798
   General Electric Capital Corp.,
      5.35%, 3/30/06                               2,000       2,125
      5.00%, 6/15/07                               2,025       2,139
   General Motors Acceptance Corp.,
      5.75%, 11/5/04                                 540         555
      7.50%, 7/15/05                                 710         760
      6.13%, 9/15/06                                 325         344
      6.13%, 8/28/07                               2,000       2,115
   Goldman Sachs Group, Inc.,
      4.13%, 1/15/08                               1,500       1,528
   Household Finance Corp.,
      3.38%, 2/21/06                                 850         865
      4.63%, 1/15/08                               1,820       1,880
   International Lease Finance Corp.,
      2.95%, 5/23/06                                 285         285
      3.75%, 8/1/07                                  550         556
   John Deere Capital Corp.,
      3.90%, 1/15/08                                 725         733
   Lehman Brothers Holdings, Inc.,
      6.63%, 2/5/06                                  765         829
      6.25%, 5/15/06                                 320         346
      7.00%, 2/1/08                                  500         562
   Morgan Stanley Dean Witter & Co.,
      6.10%, 4/15/06                               1,100       1,184
      3.63%, 4/1/08                                  750         744
   National Rural Utilities Cooperative
    Finance Corp.,
      6.00%, 5/15/06                                 325         350
      3.88%, 2/15/08                                 750         755
   Textron Financial Corp.,
      2.75%, 6/1/06                                  195         193
      5.88%, 6/1/07                                  180         194
--------------------------------------------------------------------
                                                              29,459
--------------------------------------------------------------------

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 55 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE BOND PORTFOLIO (continued)

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)       (000S)
-------------------------------------------------------------------
CORPORATE BONDS - 33.7% - CONTINUED
-------------------------------------------------------------------
Electric - 1.7%
   Duke Energy Corp.,
      3.75%, 3/5/08                         $        275   $     275
   Florida Power & Light Co.,
      6.88%, 12/1/05                               1,020       1,107
   FPL Group Capital, Inc.,
      3.25%, 4/11/06                                 500         506
   Public Service Electric & Gas,
      4.00%, 11/1/08                                 880         885
--------------------------------------------------------------------
                                                               2,773
--------------------------------------------------------------------
Environmental Control - 0.1%
   Waste Management, Inc.,
      7.00%, 10/1/04                                 135         140
--------------------------------------------------------------------
Food - 0.2%
   Safeway, Inc.,
      6.15%, 3/1/06                                  355         379
--------------------------------------------------------------------
Insurance - 0.6%
   Marsh & McLennan Cos, Inc.,
      3.63%, 2/15/08                                 380         379
   Protective Life Secured Trust,
      3.70%, 11/24/08                                405         401
   Prudential Financial, Inc.,
      3.75%, 5/1/08                                  275         273
--------------------------------------------------------------------
                                                               1,053
--------------------------------------------------------------------
Media - 2.6%
   Clear Channel Communications, Inc.,
      6.00%, 11/1/06                                 405         435
   COX Communications, Inc.,
      7.75%, 8/15/06                                 270         302
   News America, Inc.,
      6.63%, 1/9/08                                  325         359
   Reed Elsevier Capital, Inc.,
      6.13%, 8/1/06                                  720         781
   Time Warner, Inc.,
      6.13%, 4/15/06                                  50          53
      6.15%, 5/1/07                                  900         976
   Univision Communications, Inc.,
      3.50%, 10/15/07                                160         159
      3.88%, 10/15/08                                160         158
   Viacom, Inc.,
      7.75%, 6/1/05                                1,000       1,082
--------------------------------------------------------------------
                                                               4,305
--------------------------------------------------------------------
Oil & Gas - 1.7%
   ConocoPhillips,
      3.63%, 10/15/07                       $      2,000   $   2,007
   Devon Energy Corp.,
      2.75%, 8/1/06                                  170         169
   Phillips Petroleum Co.,
      8.50%, 5/25/05                                 100         109
   USX Corp.,
      6.85%, 3/1/08                                  400         446
--------------------------------------------------------------------
                                                               2,731
--------------------------------------------------------------------
Pipelines - 0.5%
   Consolidated Natural Gas Co.,
      5.38%, 11/1/06                                 795         846
-------------------------------------------------------------------
Retail - 0.6%
   Target Corp.,
      3.38%, 3/1/08                                1,000         994
-------------------------------------------------------------------
Telecommunications - 1.0%
   AT&T Wireless Services, Inc.,
      7.50%, 5/1/07                                  500         555
   Sprint Capital Corp.,
      6.00%, 1/15/07                                 595         628
   Verizon Wireless Capital LLC,
      5.38%, 12/15/06                                500         531
--------------------------------------------------------------------
                                                               1,714
--------------------------------------------------------------------
Transportation - 1.1%
   Caliber System, Inc.,
      7.80%, 8/1/06                                  515         568
   CSX Corp.,
      9.00%, 8/15/06                                 800         919
   Norfolk Southern Corp.,
      7.35%, 5/15/07                                 280         316
--------------------------------------------------------------------
                                                               1,803
--------------------------------------------------------------------
Total Corporate Bonds
--------------------------------------------------------------------
(Cost $54,865)                                                55,745

--------------------------------------------------------------------
FOREIGN ISSUER BONDS - 2.2%
--------------------------------------------------------------------
Beverages - 0.3%
   Diageo Capital PLC,
      3.38%, 3/20/08                                450          444
--------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 56 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)       (000S)
-------------------------------------------------------------------
FOREIGN ISSUER BONDS - 2.2% - CONTINUED
-------------------------------------------------------------------
Machinery - Diversified - 0.7%
   Ingersoll-Rand Co.,
      5.80%, 6/1/04                         $        300   $     307
      6.25%, 5/15/06                                 725         783
--------------------------------------------------------------------
                                                               1,090
--------------------------------------------------------------------
Regional - 1.2%
   Province of Ontario,
      3.50%, 9/17/07                                 965         972
   Province of Quebec,
      5.50%, 4/11/06                               1,035       1,110
--------------------------------------------------------------------
                                                               2,082
--------------------------------------------------------------------
Total Foreign Issuer Bonds
--------------------------------------------------------------------
(Cost $3,591)                                                  3,616

--------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 30.9%/(1)/
---------------------------------------------------------------------
Fannie Mae - 16.5%
      3.50%, 9/15/04                               5,000       5,083
      1.88%, 12/15/04                              3,000       3,012
      1.88%, 9/15/05                                 625         624
      4.75%, 1/2/07                                2,190       2,293
      5.00%, 5/14/07                               5,005       5,087
   Pool #254904,
      5.50%, 10/1/33                               1,081       1,088
   Pool #555649,
      7.50%, 10/1/32                               1,260       1,346
   Pool #555750,
      5.00%, 9/1/18                                4,901       4,968
   Pool #725012,
      5.00%, 12/1/18                               3,740       3,786
   Pool #738941,
      5.50%, 9/1/33                                  160         161
--------------------------------------------------------------------
                                                              27,448
--------------------------------------------------------------------
Freddie Mac - 14.4%
      3.88%, 2/15/05                               5,840       5,994
      1.50%, 8/15/05                               8,630       8,556
      2.88%, 12/15/06                              4,500       4,499
   Series 2500, Class GE,
      5.50%, 9/15/17                               2,300       2,380
   Series 2500, Class TE,
      5.50%, 9/15/17                               2,300       2,377
--------------------------------------------------------------------
                                                              23,806
--------------------------------------------------------------------
Total U.S. Government Agencies
--------------------------------------------------------------------
(Cost $51,172)                                                51,254

--------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 11.2%
--------------------------------------------------------------------
U.S. Treasury Notes - 11.2%
      1.50%, 7/31/05                               7,000       6,964
      2.00%, 8/31/05                               2,290       2,295
      2.38%, 8/15/06                               1,725       1,724
      2.63%, 11/15/06                                200         201
      3.38%, 11/15/08                              7,300       7,307
--------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------
(Cost $18,550)                                               18,491

                                              SHARES/
                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)       (000S)
--------------------------------------------------------------------
SHORT - TERM INVESTMENTS - 25.7%
--------------------------------------------------------------------
   Northern Institutional Funds -
    Liquid Assets Portfolio/(2)/              30,263,806      30,264
   State Street Bank & Trust Co.,
    Grand Cayman, Eurodollar
    Time Deposit,
      1.04%, 12/1/03                        $     12,333      12,333
--------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------
(Cost $42,597)                                                42,597

--------------------------------------------------------------------
Total Investments - 117.5%
--------------------------------------------------------------------
(Cost $193,760)                                              194,562
   Liabilities less Other Assets -
    (17.5)%                                                  (28,908)
--------------------------------------------------------------------
NET ASSETS -100.0%                                         $ 165,654

(1) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2) Investment relates to cash collateral received from portfolio securities loaned.

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 57 FIXED INCOME  PORTFOLIOS

FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2003
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)       (000S)
-------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 48.6%/(1)/
-------------------------------------------------------------------
Fannie Mae - 33.1%
      4.75%, 1/2/07                         $      1,840   $   1,927
      5.25%, 4/15/07                              13,870      14,854
      5.00%, 5/14/07                               2,870       2,917
      3.25%, 1/15/08                               4,250       4,230
   Pool #254904,
      5.50%, 10/1/33                               1,280       1,289
   Pool #254950,
      5.50%, 11/1/33                                 500         504
   Pool #555013,
      5.50%, 11/1/17                               1,840       1,897
   Pool #555649,
      7.50%, 10/1/32                                 907         969
   Pool #555750,
      5.00%, 9/1/18                                3,131       3,174
   Pool #667012,
      5.50%, 11/1/17                               2,963       3,054
   Pool #676800,
      5.50%, 1/1/18                                1,614       1,664
   Pool #725012,
      5.00%, 12/1/18                               2,925       2,961
   Pool #736881,
      5.00%, 10/1/18                               1,170       1,186
   Pool #738941,
      5.50%, 9/1/33                                  175         176
--------------------------------------------------------------------
                                                              40,802
--------------------------------------------------------------------
Freddie Mac - 12.3%
      3.25%, 11/15/04                              5,000       5,084
      1.50%, 8/15/05                               2,545       2,523
      2.88%, 12/15/06                              4,955       4,953
   Pool #410092,
      5.11%, 11/1/24                                  43          45
   Series 2500, Class GE,
      5.50%, 9/15/17                               1,400       1,448
   Series 2500, Class TE,
      5.50%, 9/15/17                               1,100       1,137
--------------------------------------------------------------------
                                                              15,190
--------------------------------------------------------------------
Freddie Mac Gold - 1.0%
   Pool #E91020,
      5.50%, 8/1/17                                1,134       1,170
--------------------------------------------------------------------
Government National Mortgage Association II - 2.2%
   Pool #003362,
      6.00%, 3/20/33                        $      2,539   $   2,624
--------------------------------------------------------------------
Total U.S. Government Agencies
--------------------------------------------------------------------
(Cost $59,943)                                                59,786

--------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 45.0%
--------------------------------------------------------------------
U.S. Treasury Notes - 45.0%
      5.88%, 11/15/04                             28,470      29,671
      6.50%, 8/15/05                               4,225       4,555
      2.00%, 8/31/05                               1,060       1,063
      2.38%, 8/15/06                               5,240       5,236
      3,50%, 11/15/06                              5,000       5,139
      2.63%, 5/15/08                                 690         674
      3.38%, 11/15/08                              9,070       9,079
--------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------
(Cost $55,381)                                                55,417

                                              SHARES/
                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)       (000S)
-------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 25.7%
-------------------------------------------------------------------
   Northern Institutional Funds - Liquid
    Assets Portfolio/(2)/                     23,470,611     23,471
   FHLB Discount Note,
      1.43%, 12/1/03                        $      8,193       8,193
--------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------
(Cost $31,664)                                                31,664

--------------------------------------------------------------------
Total Investments - 119.3%
--------------------------------------------------------------------
(Cost $146,988)                                              146,867
   Liabilities less Other Assets - (19.3)%                   (23,698)
-------------------------------------------------------------------
NET ASSETS - 100.0%                                        $ 123,169

(1) The obligations of certain U.S Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2) Investment relates to cash collateral received from portfolio securities loaned.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 58 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        FIXED INCOME PORTFOLIOS
                                                                           ----
       NOTES TO THE FINANCIAL STATEMENTS
                                                              NOVEMBER 30, 2003




1   ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes twenty-three portfolios (the "Portfolios"), each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). Each fixed income Portfolio, other than the International Bond Portfolio, is classified as diversified. Northern Trust Investments, N.A. ("NTI") (formerly known as Northern Trust Investments, Inc.) and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a direct or indirect subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers for the International Bond, Bond, Intermediate Bond and Short-Intermediate Bond Portfolios. NTI serves as the investment adviser for each of the other Portfolios. Northern Trust is the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") are the Trust's co-administrators and Northern Funds Distributors, LLC is the Trust's distributor. Presented herein are the financial statements for the fixed income portfolios.

Each of the fixed income Portfolios is authorized to issue three classes: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. As of November 30, 2003, Class A, Class C and Class D shares are outstanding for certain Portfolios.


2   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value as of November 30, 2003. Securities traded on U.S. securities exchanges or in the Nasdaq National Market System are principally valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such evaluated prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of open-end investment companies are valued at net asset value. Spot and forward currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board authorization, approximates fair value. Securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees.

B) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. Realized gains and losses on investment transactions are calculated by using an identified cost basis method. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest only or principal only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date or as soon as the information is available.

C) EXPENSES - Expenses arising in connection with a specific Portfolio are charged to that Portfolio. Certain expenses arising

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 59 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)



in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative net assets.

D) STRIPPED SECURITIES - Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only securities and the value of principal only stripped securities vary inversely with changes in interest rates.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions or as a crosshedge transaction, or for speculative purposes. The objective of a Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

F) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the forward rates on the London exchange normally as of appoximately 10:00 A.M. CST. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gains (losses) on investments.

G) WHEN ISSUED/DELAYED DELIVERY SECURITIES - Certain Portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into the commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the Net Asset Value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until settlement takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When Issued/Delayed Delivery securities as of November 30, 2003 are noted in each of the Portfolio's Schedule of Investments and Statement of Assets and Liabilities.

H) PORTFOLIO SECURITIES LOANED - Certain Portfolios participate in Northern Trust's securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g., brokers approved by Northern Trust) as of the fiscal year ended November 30, 2003. Northern Trust receives collateral for the Portfolios, generally consisting of cash, government securities and letters of credit, from the borrowers on behalf of the participating Portfolios in connection with such loans. Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in August, 2001, each of the Portfolios has invested cash collateral in Northern Institutional Funds--Liquid Assets Portfolio, one of the Trust's money market funds. Non-cash collateral is held in custody for the Portfolios. Each Portfolio's percentage of ownership in Liquid Assets Portfolio is less than 5%. The value of the collateral is monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned (105% for international securities and 102% for domestic securities). However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern Trust for administering the securities lending program. Income (net of fees) is disclosed as investment income on each Portfolio's Statement of Operations.

FIXED INCOME PORTFOLIOS 60 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003




The fair value of securities loaned to borrowers and the value of collateral received from such borrowers and held on behalf of the Portfolios as of November 30, 2003, were as follows:

                                       CASH        NON-CASH
                           FAIR     COLLATERAL    COLLATERAL
                         VALUE OF     HELD ON       HELD ON         FEES
                        SECURITIES   BEHALF OF     BEHALF OF     EARNED BY
   Amounts in thousands   LOANED   THE PORTFOLIO THE PORTFOLIO NORTHERN TRUST
   --------------------------------------------------------------------------
    Core Bond            $16,642      $13,258       $3,772          $18
    U.S. Treasury
     Index                37,003       20,845       17,096           15
    Intermediate Bond     13,560       12,637        1,230            3
    Short-Intermediate
     Bond                 39,414       30,264       10,011            8
    U.S. Government
     Securities           46,130       23,471       23,667           20
   --------------------------------------------------------------------------

The following Portfolios had loaned securities in excess of 5% of net assets to the following individual broker/dealer at November 30, 2003. No other loans to individual broker/dealer exceeded 5% of each respective Portfolio's net assets as of fiscal year ended November 30, 2003.

                                                          % OF SECURITIES
                                                        LOANED WITH RESPECT
    Portfolio                    BROKER/DEALER             TO NET ASSETS
    -----------------------------------------------------------------------
    U.S. Treasury Index Credit Suisse First Boston, LLC         5.9%
                        Goldman, Sachs & Co.                   10.2%
                        Lehman Brothers Inc.                    7.7%
                        Morgan Stanley & Co. Inc.               5.0%
                        UBS Securities LLC                      9.9%
    Intermediate Bond   UBS Securities LLC                      5.7%
    Short-Intermediate
     Bond               Lehman Brothers Inc.                    5.4%
    U.S. Government
     Securities         Citigroup Global Markets Inc.           8.6%
                        Goldman, Sachs & Co.                   17.8%
    -----------------------------------------------------------------------

I) FEDERAL INCOME TAXES - It is each Portfolio's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2003 through the fiscal year end, the following Portfolios incurred net capital losses for which each Portfolio intends to treat as having been incurred in the following fiscal year:

                          Amount in thousands
                          ---------------------------
                          Intermediate Bond        $9
                          Short-Intermediate Bond 153
                          ---------------------------

At November 30, 2003, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

                                       NOVEMBER 30, NOVEMBER 30,
               Amount in thousands         2008         2010
               -------------------------------------------------
               International Bond           $ --         $528
               Bond                           --       17,797
               Core Bond                      --          316
               Intermediate Bond           1,186           --
               Short-Intermediate Bond    10,005        2,589
               -------------------------------------------------

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2003, the tax components of undistributed net investment income and realized gains were as follows:

                                               UNDISTRIBUTED
                                     ---------------------------------
                                     TAX-EXEMPT ORDINARY   LONG-TERM
          Amount in thousands          INCOME    INCOME  CAPITAL GAINS
          ------------------------------------------------------------
          International Bond            $ --     $1,497      $ --
          Bond                            --      1,392        --
          Core Bond                       --         79        --
          U.S. Treasury Index             --        121       691
          Intermediate Bond               --         33        --
          Short-Intermediate Bond         --         10        --
          U.S. Government Securities      --      1,219       701
          ------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2003, were as follows:

                                            DISTRIBUTIONS FROM
                                     ---------------------------------
                                     TAX-EXEMPT ORDINARY   LONG-TERM
          Amount in thousands          INCOME    INCOME  CAPITAL GAINS
          ------------------------------------------------------------
          International Bond            $ --     $1,268       $ --
          Bond                            --     29,492         --
          Core Bond                       --      4,505         --
          U.S. Treasury Index             --      2,147      1,076
          Intermediate Bond               --      1,465         --
          Short-Intermediate Bond         --      5,345         --
          U.S. Government Securities      --      4,889        701
          ------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 61 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)




J) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid as follows:

                     -------------------------------------
                      International Bond          Annually
                      Bond                         Monthly
                      Core Bond                    Monthly
                      U.S. Treasury Index          Monthly
                      Intermediate Bond            Monthly
                      Short-Intermediate Bond      Monthly
                      U.S. Government Securities   Monthly
                     -------------------------------------

Each Portfolio's net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

3   ADVISORY, TRANSFER AGENCY AND CUSTODIAN
    AGREEMENTS
As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, based on a specified percentage of each Portfolio's average daily net assets. For the fiscal year ended November 30, 2003, the investment advisers voluntarily agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2003, are as follows:

                                                           ADVISORY
                                          ANNUAL     LESS  FEE AFTER
                                       ADVISORY FEE WAIVER  WAIVER
            --------------------------------------------------------
            International Bond             0.85%     0.15%   0.70%
            Bond                           0.40      0.15    0.25
            Core Bond                      0.40      0.15    0.25
            U.S. Treasury Index            0.30      0.15    0.15
            Intermediate Bond              0.40      0.15    0.25
            Short-Intermediate Bond        0.40      0.15    0.25
            U.S. Government Securities     0.40      0.15    0.25
            --------------------------------------------------------

The waivers described previously are voluntary and may be terminated at any time.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.01%, 0.10% and 0.15% of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolios.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. Custodian credits are reflected in the Portfolios' Statements of Operations.

4   ADMINISTRATION, DISTRIBUTION AND OTHER
    AGREEMENTS
NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at an annual rate of 0.10% (0.15% in the case of the International Bond Portfolio) of the average daily net assets of the respective Portfolios. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI or NTGIE for their duties as investment advisers and Northern Trust for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10% of a Portfolio's average daily net assets
(0.25% for the International Bond Portfolio), the co-administrators will reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the fiscal year ended November 30, 2003, under such arrangements, are shown on the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement.

Certain officers and Trustees of the Trust are also officers and directors of Northern Trust. All officers and affiliated Trustees serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued registration fees and other liabilities" in the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provision of Rule 2a-7 under the Investment

FIXED INCOME PORTFOLIOS 62 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003



Company Act of 1940. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2003 the amounts payable were approximately $2,000 for the Bond Portfolio, and $1,000 for each of the other Portfolios.

5   SHAREHOLDER SERVICING PLAN
The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15% and 0.25% of the average daily net assets of the outstanding Class C and D shares, respectively.

6   INVESTMENT TRANSACTIONS
Investment transactions for the fiscal year ended November 30, 2003, (excluding short-term investments) were as follows:

                                    PURCHASES                SALES
                             ----------------------- ----------------------
     Amount in thousands     U.S. GOVERNMENT  OTHER  U.S GOVERNMENT  OTHER
     ----------------------------------------------------------------------
     International Bond              $ --     $7,839        $ --    $23,818
     Bond                       1,118,367    587,793   1,188,325    599,493
     Core Bond                    289,486     93,535     288,649     77,395
     U.S. Treasury Index           54,733         --      39,977         --
     Intermediate Bond             81,973     54,222      83,476     48,424
     Short-Intermediate Bond      294,273    136,941     310,183    139,698
     U.S. Government
      Securities                  289,568         --     283,677         --
     ----------------------------------------------------------------------

At November 30, 2003, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                        NET          COST
                          UNREALIZED   UNREALIZED   APPRECIATION   BASIS OF
    Amounts in thousands APPRECIATION DEPRECIATION (DEPRECIATION) SECURITIES
    ------------------------------------------------------------------------
     International Bond     $1,016          $(6)       $1,010      $10,706
     Bond                   10,865      (11,326)         (461)     624,335
     Core Bond               1,045       (1,178)         (133)     115,563
     U.S Treasury Index        930         (508)          422       65,926
     Intermediate Bond         486         (253)          233       45,104
     Short-Intermediate
      Bond                   1,350         (548)          802      163,496
     U.S. Government
      Securities               261         (384)         (123)     123,519
    ------------------------------------------------------------------------

7   BANK LOANS
The Trust has entered into a $150,000,000 revolving bank credit line administered by Deutsche Bank AG for liquidity and other purposes. Borrowings under this arrangement bear interest at 0.45% above LIBOR (London Interbank Offering Rate).

Prior to December 19, 2002, the Trust maintained a $100,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at .45% above the NIBOR (New York Interbank Offering Rate).

Interest expense, if any, for the fiscal year ended November 30, 2003 was less than $1,000 for each Portfolio.

8   SHARE TRANSACTIONS
Transactions in Class A Shares for the fiscal year ended November 30, 2003 were as follows:

                                                                   NET
                                       REINVESTED                INCREASE
     Amounts in thousands       SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
     ---------------------------------------------------------------------
     International Bond            97        30          897        (770)
     Bond                       5,609     1,316       12,661      (5,736)
     Core Bond                  9,031       291        8,685         637
     U.S. Treasury Index        1,775       100        1,205         670
     Intermediate Bond          1,332        53        1,401         (16)
     Short-Intermediate Bond    6,333       229        8,111      (1,549)
     U.S. Government Securities 2,438       264        2,188         514
     ---------------------------------------------------------------------

Transactions in Class A shares for the fiscal year ended November 30, 2002 were as follows:

                                                                 NET
                                     REINVESTED                INCREASE
        Amounts in thousands SALES  DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ----------------------------------------------------------------
        International Bond      101        34          227         (92)
        Bond                 10,897     2,058       21,784      (8,829)
        Core Bond             3,028       839        8,934      (5,067)
        U.S. Treasury Index   2,217       113        2,106         224
        Intermediate Bond       294        76          365           5
        Short-Intermediate
         Bond                 5,884       442       10,547      (4,221)
        U.S. Government
         Securities           1,578       294        1,521         351
        ----------------------------------------------------------------

Transactions in Class C shares for the fiscal year ended November 30, 2003 were as follows:

                                                                NET
                                    REINVESTED                INCREASE
        Amounts in thousands SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ---------------------------------------------------------------
        Bond                  57        16           392        (319)
        U.S. Treasury Index   60         7           111         (44)
        ---------------------------------------------------------------

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 63 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)
                                                              NOVEMBER 30, 2003




Transactions in Class C shares for the fiscal year ended November 30, 2002 were as follows:

                                                                NET
                                    REINVESTED                INCREASE
        Amounts in thousands SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ---------------------------------------------------------------
        Bond                   63       34           660        (563)
        U.S. Treasury Index   121        4            39          86
        ---------------------------------------------------------------

Transactions in Class D shares for the fiscal year ended November 30, 2003 were as follows:

                                                                NET
                                    REINVESTED                INCREASE
        Amounts in thousands SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ---------------------------------------------------------------
        International Bond    25        --           31          (6)
        Bond                   1         1            2          --
        U.S. Treasury Index   98         1           25          74
        Intermediate Bond      2        --           --           2
        Short-Intermediate
         Bond                  2        --            2          --
        U.S. Government
         Securities           13         3            7           9
        ---------------------------------------------------------------

Transactions in Class D shares for the fiscal year ended November 30, 2002 were as follows:

                                                                  NET
                                      REINVESTED                INCREASE
       Amounts in thousands    SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
       ------------------------------------------------------------------
       International Bond        6        --           --           6
       Bond                     11         1            5           7
       U.S. Treasury Index      16         1            3          14
       Intermediate Bond         3        --            1           2
       Short-Intermediate Bond   1        --           --           1
       U.S. Government
        Securities              27         2            3          26
       ------------------------------------------------------------------

FIXED INCOME PORTFOLIOS 64 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        FIXED INCOME PORTFOLIOS
                                                                           ----
       TAX INFORMATION
                                                              NOVEMBER 30, 2003




CAPITAL GAIN DISTRIBUTIONS (Unaudited) - The following Portfolios made capital gain distributions in December 2003, and hereby designate these long-term capital gain distributions as follows:

                                                 LONG-TERM
                                                 CAPITAL GAIN
                      Amounts in thousands       20%    15%
                      ---------------------------------------
                      U.S. Treasury Index        $263   $428
                      U.S. Government Securities   --    684
                      ---------------------------------------

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 65 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       REPORT OF INDEPENDENT AUDITORS
                                                              NOVEMBER 30, 2003



TO THE NORTHERN
INSTITUTIONAL FUNDS
SHAREHOLDERS AND
BOARD OF TRUSTEES:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Bond, Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short-Intermediate Bond, and U.S. Government Securities Portfolios, comprising the Fixed Income Portfolios of the Northern Institutional Funds, as of November 30, 2003, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of the investments owned at November 30, 2003 by physical examination of the securities held by the custodian and by correspondence with central depositories, unaffiliated subcustodian banks, and brokers or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Bond, Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short-Intermediate Bond, and U.S. Government Securities Portfolios at November 30, 2003, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Chicago, Illinois
January 14, 2004

FIXED INCOME PORTFOLIOS 66 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        FIXED INCOME PORTFOLIOS
                                                                           ----
       TRUSTEES AND OFFICERS
                                                              NOVEMBER 30, 2003



Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 53 portfolios in the Northern Funds Complex -- 23 for Northern Institutional Funds and 30 for Northern Funds. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and Director of          . PepsiAmericas (a soft
Age 68                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson Tull, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, L.L.C. (a
                           management advisory services and
                           private investment company)
                           since 2001;
                         . Chairman and Director of
                           Hussmann International, Inc. (a
                           refrigeration company) from 1998
                           to 2000;
                         . Chairman, President and CEO of
                           NICOR Inc. (a diversified public
                           utility holding company) from
                           1985 to 1995; and President from
                           1992 to 1993;
                         . Chairman of Federal Reserve Bank
                           of Chicago from 1992 through
                           1994; and Deputy Chairman in
                           1991 and 1995.
--------------------------------------------------------------------------------------
Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm  . None
Age 63                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1993;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of Advisory Board of
                           Real-Time USA, Inc. (a software
                           development company);
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company);
                         . Director of University
                           Eldercare, Inc. (an Alzheimer's
                           disease research and treatment
                           company);
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company);
                         . Trustee at Dominican University.
--------------------------------------------------------------------------------------
William J. Dolan, Jr.    . Financial Consultant at Ernst &   . None
Age 71                     Young LLP (an accounting firm)
Trustee since 2000         from 1992 to 1993 and 1997;
                         . Partner of Arthur Andersen LLP
                           (an accounting firm) from 1966
                           to 1989.
--------------------------------------------------------------------------------------
Sharon Gist Gilliam      . Executive Vice President of       . None
Age 60                     Unison-Maximus, Inc. (aviation
Trustee since 2001         and governmental consulting);
                         . Director of Town and Country
                           Utilities, Inc.;
                         . Director of Unison Consulting
                           Group, Inc. until May 1999.
--------------------------------------------------------------------------------------
Sandra Polk Guthman      . President and CEO of Polk Bros.   . MBIA of Illinois
Age 59                     Foundation (an Illinois            (a municipal bond
Trustee since 1997         not-for-profit corporation) from   insurance company)
                           1993 to present.                   1999 to 2000.
--------------------------------------------------------------------------------------
Richard P. Strubel       . President, Chief Operating        . Gildan Activewear,
Age 64                     Officer and Director of Unext      Inc. (an athletic
Trustee since 1982         Inc. (a provider of educational    clothing marketing
                           services via the Internet) since   and manufacturing
                           1999;                              company);
                         . Director of Cantilever            . Goldman Sachs
                           Technologies (a private software   Mutual Fund
                           company) since 1999;               Complex (61
                         . Trustee at The University of       portfolios).
                           Chicago since 1987;
                         . Managing Director of Tandem
                           Partners, Inc. (a privately held
                           management services firm) until
                           1999.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 67 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       TRUSTEES AND OFFICERS (continued)




  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------
Michael E. Murphy/(3)/         . President of Sara Lee Foundation  . Coach, Inc.;
Age 67                           (philanthropic organization)      . Payless Shoe Source,
Trustee since 2000               from 1997 to 2001;                 Inc. (a retail shoe store
                               . Vice Chairman and Chief            business);
                                 Administrative Officer of Sara    . GATX Corporation
                                 Lee Corporation (a consumer        (a railroad holding
                                 product company) from 1994 to      company);
                                 1997.                             . Bassett Furniture
                                                                    Industries, Inc.
                                                                    (a furniture
                                                                    manufacturer).
-----------------------------------------------------------------------------------------------
Mary Jacobs Skinner, Esq./(3)/ . Partner in the law firm of        . None
Age 46                           Sidley Austin Brown & Wood.
Trustee since 2000
-----------------------------------------------------------------------------------------------

Stephen Timbers/(3)/           . Vice Chairman of Northern Trust   . USF Corporation.
Age 59                           Corporation and The Northern
Trustee since 2000               Trust Company since 2003;
                               . President, Chief Executive
                                 Officer of Northern Trust
                                 Investments, N.A. (formerly
                                 known and conducting business as
                                 Northern Trust Investments,
                                 Inc.) since 2001;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation,
                                 and Executive Vice President of
                                 The Northern Trust Company since
                                 1998;
                               . President, Chief Executive
                                 Officer and Director of Zurich
                                 Kemper Investments (a financial
                                 services company) from 1996 to
                                 1998;
                               . President, Chief Operating
                                 Officer and Director of Kemper
                                 Corporation (a financial
                                 services company) from 1992 to
                                 1996;
                               . President and Director of Kemper
                                 Funds (a registered investment
                                 company) from 1990 to 1998.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the 1940 Act. Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation, Ms. Skinner because her law firm provides legal services to Northern Trust Corporation and its affiliates, and Mr. Timbers because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

FIXED INCOME PORTFOLIOS 68 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003




  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------
Lloyd A. Wennlund              . Executive Vice President since
Age: 46                          2003 and Director since 2001 of
50 South LaSalle Street          Northern Trust Investments, N.A.
Chicago, IL 60675                (formerly known and conducting
President since 2000             business as Northern Trust
                                 Investments, Inc.);
                               . Executive Vice President and
                                 other positions at The Northern
                                 Trust Company, President of
                                 Northern Trust Securities, Inc.,
                                 and Managing Executive, Mutual
                                 Funds for Northern Trust Global
                                 Investments since 1989.
------------------------------------------------------------------

Eric K. Schweitzer             . Senior Vice President at
Age: 42                          Northern Trust Investments, N.A.
50 South LaSalle Street          (formerly known and conducting
Chicago, IL 60675                business as Northern Trust
Vice President since 2000        Investments, Inc.) since 2001
                                 and Senior Vice President at The
                                 Northern Trust Company and the
                                 Director of Distribution,
                                 Product Management and Client
                                 Services in the Mutual Fund
                                 Group of Northern Trust Global
                                 Investments since 2000;
                               . Managing Director of Mutual
                                 Funds for US Bancorp from 1997
                                 to 2000.
------------------------------------------------------------------

Brian Ovaert                   . Senior Vice President and
Age: 42                          Department Head at The Northern
50 South LaSalle Street          Trust Company overseeing Fund
Chicago, IL 60675                Accounting, Transfer Agent and
Treasurer since 2002             Fund Administration functions,
                                 Division Manager of Fund
                                 Accounting, 1992-1998, Audit
                                 Manager at Arthur Andersen LLP
                                 (an accounting firm) prior
                                 thereto.
------------------------------------------------------------------

Brian R. Curran                . Vice President and Director of
Age: 36                          Fund Administration at PFPC Inc.
4400 Computer Drive              since 1997;
Westborough, MA 01581          . Director of Fund Administration
Vice President since 1999        at State Street Bank & Trust
                                 Company from February 1997 to
                                 October 1997;
                               . Senior Auditor at Price
                                 Waterhouse LLP (an accounting
                                 firm) prior thereto.
------------------------------------------------------------------

Stuart Schuldt                 . Senior Vice President of Fund
Age: 41                          Administration and Fund
50 South LaSalle Street          Accounting, The Northern Trust
Chicago, IL 60675                Company;
Assistant Treasurer since 2002 . Vice President, Fund Accounting,
                                 Scudder Kemper (a mutual fund
                                 company), from 1993 to 1998;
                               . Audit Manager, Arthur Andersen &
                                 Co., (an accounting firm) prior
                                 thereto.
------------------------------------------------------------------

Jeffrey A. Dalke, Esq.         . Partner in the law firm of
Age: 53                          Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000
------------------------------------------------------------------

Linda J. Hoard, Esq.           . Senior Counsel and Vice
Age: 56                          President at PFPC Inc. since
4400 Computer Drive              1998; Attorney Consultant for
Westborough, MA 01581            Fidelity Management & Research
Assistant Secretary since 1999   (a financial service company),
                                 Investors Bank & Trust Company
                                 (a financial service provider)
                                 and FDISG prior thereto.

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 69 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       TRUSTEES AND OFFICERS (continued)
                                                              NOVEMBER 30, 2003






NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------

Lori V. Russell                . Associate Counsel at PFPC Inc.
Age: 32                          since 2002; Associate Counsel at
4400 Computer Drive              Investors Bank & Trust Company,
Westborough, MA 01581            a financial service provider
Assistant Secretary since 2003   (2001-2002); Manager in the
                                 Regulatory Administration
                                 Department of PFPC Inc.
                                 (2000-2001) and Senior
                                 Regulatory Administrator
                                 (1998-2000).
------------------------------------------------------------------

James Grassi                   . Senior Attorney at The Northern
Age: 47                          Trust Company since 1994.
50 South LaSalle Street
Chicago, IL 60675
Assistant Secretary since 2003

FIXED INCOME PORTFOLIOS 70 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

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          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 71 FIXED INCOME PORTFOLIOS

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    FIXED INCOME PORTFOLIOS
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FIXED INCOME PORTFOLIOS 72 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                                NIF ANR FIX 1/04
--------------------------------------------------------------------------------
     (C)2004 Northern Institutional Funds
     Northern Funds Distributors, LLC, not affiliated with Northern Trust

                                                                    PRESORTED
                                                                    STANDARD
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                                                                     PAID
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                                                                 PERMIT NO. 225

          50 South LaSalle Street
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          northerninstitutionalfunds.com

NORTHERN INSTITUTIONAL FUNDS
Managed by Northen Trust
[LOGO OF NORTHERN INSTITUTIONAL FUNDS]

                                                               NOVEMBER 30, 2003

NORTHERN INSTITUTIONAL FUNDS
Equity Portfolios

[PHOTO APPEARS HERE]                                               Annual Report


TRUST NORTHERN for investment solutions
                                                    NORTHERN INSTITUTIONAL FUNDS
                                                                      Managed by
                                                                  Northern Trust
                                          [LOGO OF NORTHERN INSTITUTIONAL FUNDS]

[PHOTO APPEARS HERE]
a MESSAGE from
Orie L. Dudley Jr.

CHIEF INVESTMENT OFFICER

The past twelve months have been quite positive for the global equity markets. Following the conclusion of the United States' military campaign in Iraq, stocks in both the U.S. and around the world have performed very well. Many of the smaller companies and technology stocks that declined sharply during the post-bubble phase have been among the market's leaders. While the rally appears to have been fueled to a significant extent by a sharp improvement in investor sentiment, we believe it also has a sound basis in fundamentals.

First, U.S. economic growth gathered momentum during the year due in part to eased concern over corporate governance abuses, geopolitical tensions and the aftereffects of the bubble in technology stocks. In addition, policy makers have been aggressive in their efforts to stimulate the economy. On the interest rate front, the U.S. Federal Reserve has kept the federal funds rate at 1.0 percent, the lowest level since 1958. The federal government's fiscal position, meanwhile, has moved from a surplus of 1.4 percent of the gross domestic product
(GDP) to a deficit that could approach 5 percent this year, reflecting increased government spending and lower taxes.

These factors have helped provide a boost to the economy, as indicated in some key measurements. Second quarter GDP growth in the United States was much better than first reported, coming in at 3.1 percent, while third quarter GDP rose by
8.2 percent, its fastest growth in almost two decades. The third quarter report brought additional encouraging news: business investment rose 12.8 percent, the largest quarterly increase since the second quarter of 2000. This improvement in the U.S. economy, along with continued growth in China and strengthening sentiment regarding the outlook for Japan, has been a positive for the economy worldwide.

The second factor that helped U.S. stock market performance during the reporting period was the improvement in corporate earnings, which received a lift from faster economic growth, higher productivity, corporate cost-cutting and a slighty better pricing environment. S&P 500 operating earnings grew by about 10 percent (year over year) in the second quarter, beating analysts' reduced expectations, then rose 20 percent in the third quarter. This performance, in a challenging business environment, has been viewed as a positive not just by the markets but by executives as well. Business confidence, a largely missing ingredient during this economic recovery, seems to be improving. As a result, we have begun to see what appears to be a positive cycle of spending, investment and hiring. We believe that this could provide ballast for the economy in the event that consumers -- with the recent tax cuts and boom in mortgage refinancing now behind them -- begin to trim their spending.

Naturally, a near-term correction would not be surprising given the extent of the run-up global markets have experienced this year. However, history suggests that stronger growth and improved profitability normally benefit stock prices over the long term. We believe this combination of factors could help create a continued positive environment for stocks.


/s/  Orie L.Dudley Jr.
----------------------------------------
Orie L.Dudley Jr.
Chief Investment Officer
Northern Trust

               ----------------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----
       TABLE OF CONTENTS



The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performances of the Portfolios are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Northern Fund Distributors, LLC, not affiliated with Northern Trust.

                               NOT FDIC INSURED
--------------------------------------------------------------------------------
                       May lose value/No bank guarantee

                   2  PORTFOLIO MANAGEMENT COMMENTARY

                  12  STATEMENTS OF ASSETS AND LIABILITIES

                  14  STATEMENTS OF OPERATIONS

                  16  STATEMENTS OF CHANGES IN NET ASSETS

                  18  FINANCIAL HIGHLIGHTS

                      SCHEDULES OF INVESTMENTS

                      31  INTERNATIONAL GROWTH PORTFOLIO

                      33  INTERNATIONAL EQUITY INDEX PORTFOLIO

                      47  SMALL COMPANY GROWTH PORTFOLIO

                      50  SMALL COMPANY INDEX PORTFOLIO

                      76  MID CAP GROWTH PORTFOLIO

                      78  FOCUSED GROWTH PORTFOLIO

                      80  DIVERSIFIED GROWTH PORTFOLIO

                      82  EQUITY INDEX PORTFOLIO

                      90  BALANCED PORTFOLIO

                  97  NOTES TO THE FINANCIAL STATEMENTS

                 104  REPORT OF INDEPENDENT AUDITORS

                 105  TRUSTEES AND OFFICERS

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

The international markets produced strong returns during the past year. Although stocks generally did not perform well in the period leading up to the war in Iraq, markets around the world embarked on a rally once the conflict ended in mid-March. The gains were in large part liquidity-driven, as central banks eased monetary conditions in order to stimulate the global economy.

The International Growth Portfolio returned 24.05 percent for Class A shares for the 12 months ended November 30, 2003, in line with the 24.22 percent return of its benchmark, the MSCI EAFE Index. During the first quarter, stock valuations had become heavily depressed, with many high quality industrial and technology companies trading at significant discounts to their sales and book values. We anticipated that the market would re-rate these companies' stocks once the threat from war had passed, so we moved into cyclicals that we felt could benefit from improved liquidity conditions and an economic rebound. This timely move proved helpful to the Portfolio's performance.

Following the liquidity-driven rally of the second and third quarter, investors' focus has begun to shift from interest rates and other macroeconomic factors to individual companies' earnings growth, which may leave cyclical stocks more fully valued. We have therefore reduced the Portfolio's weighting in this area and increased its holdings in certain sectors that have lagged the rally, such as utilities. Despite this change, we continue to maintain a broadly pro-cyclical stance at a time when indicators point to an improving global economy and strong corporate earnings growth.

INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS for periods ended November 30, 2003

                  CLASS A   CLASS D   MSCI EAFE
TOTAL RETURN      SHARES    SHARES*     INDEX
-----------------------------------------------
ONE YEAR            24.05%    23.54%      24.22%
FIVE YEAR            0.78      0.77       (0.78)
SINCE INCEPTION      3.78      3.33        3.45**
-----------------------------------------------

*For Class D shares, performance from 8/23/99 through 6/14/01 is that of Class A shares. Because the fees and expenses of Class D shares are higher than those of Class A shares, actual performance would have been lower if these higher fees and expenses had been taken into account.

** Since inception of Class A.

--------------------------------
PORTFOLIO MANAGERS
-------------------------------
RICHARD F. ROTHWELL
DIANE JONES
-------------------------------

FUND FACTS (as of 11/30/03)

TICKER SYMBOL              BIGAX

INCEPTION DATE
CLASS A SHARES           3/28/94
CLASS D SHARES          11/16/94

TOTAL NET ASSETS   $ 134,938,613

NET ASSET VALUE
CLASS A SHARES     $        7.78
CLASS D SHARES              7.77
--------------------------------

GROWTH OF A $10,000 INVESTMENT
------------------------------

CLASS A SHARES
           International
              Growth       MSCI
             Portfolio     EAFE
                          Index
3/28/1994     10,000      10,000
              10,210      10,349
               9,972      11,132
              10,967      12,441
              11,433      12,392
              13,770      14,430
              17,910      17,475
              17,148      15,784
              13,116      12,765
              11,541      11,169
11/30/2003    14,316      13,876

[GRAPHIC APPEARS HERE]

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity, and currency volatility.
Visit northerninstitutionalfunds.com for the most recent performance information.

EQUITY PORTFOLIOS 2 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

International equities experienced a welcome turnabout from the past three years, gaining ground for the 12 months ended November 30, 2003. On a regional basis, the Pacific Basin ex-Japan gained 32.70 percent, outperforming Europe at
24.59 percent and Japan at 25.92 percent in dollar terms. Within the individual MSCI country markets, the best performance for the period came from Greece, Spain and Austria. The Netherlands, Japan and Hong Kong were the worst performers within the MSCI EAFE Index. Although the Netherlands was the worst performer of all EAFE countries, it still was up 14.07 percent in dollar terms. The U.K. remains the largest country in the MSCI EAFE Index, based on its 26.05 percent of the market capitalization of the Index. The best performing industry and sector in dollar terms for the past year were industrials at 36.07 percent and capital goods at 42.72 percent, respectively.

Amid this positive environment, the Portfolio returned 22.96 percent for Class A shares for the year ended November 30. This compared with a total return of
24.22 percent for the Portfolio's benchmark, the MSCI EAFE Index.

Portfolio turnover has increased slightly since the MSCI Index moved to a "free float" adjusted index methodology. However, prudent trading strategies have helped the Portfolio overcome the costs involved in added trading without taking on additional risk. We have also moved away from using EAFE iShares to equitize cash and started to use baskets of CFTC-approved index futures. This has helped reduce costs and increase tracking while also increasing liquidity.

INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS for periods ended November 30, 2003

TOTAL RETURN      CLASS A   CLASS D   MSCI EAFE
WITH TRANSACTION  SHARES    SHARES      INDEX
FEE
-----------------------------------------------
ONE YEAR            22.96%    21.71%      24.22%
FIVE YEAR           (1.19)    (1.88)      (0.78)
SINCE INCEPTION      2.09      1.89        2.09*
-----------------------------------------------
*Since inception of Class A.

--------------------------------
PORTFOLIO MANAGER
--------------------------------
PETER KUNTZ
--------------------------------

FUND FACTS (as of 11/30/03)

TICKER SYMBOL              BIEIX

INCEPTION DATE
CLASS A SHARES            4/1/97
CLASS D SHARES           10/5/98

TOTAL NET ASSETS   $  59,324,400

NET ASSET VALUE
CLASS A SHARES     $        9.48
CLASS D SHARES              9.26
--------------------------------

GROWTH OF A $10,000 INVESTMENT
------------------------------

CLASS A SHARES

[GRAPHIC APPEARS HERE]

         INTERNATIONAL EQUITY   MSCI EAFE INDEX
           INDEX PORTFOLIO
4/1/97         10,000               10,000
               10,446               10,250
               12,061               11,936
               14,513               14,455
               13,080               13,057
               10,582               10,559
                9,237                9,239
11/30/02       11,475               11,477

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity, and currency volatility.
The International Equity Index Portfolio requires the payment of an additional transaction fee on purchases of shares equal to 1.O percent of the dollar amount invested.
The additional transaction fee is not a sales charge but is retained by the Portfolio to offset the costs of security purchases.
Visit northerninstitutionalfunds.com for the most recent performance information.


                  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

The year ended November 30, 2003 brought positive total returns for virtually all sectors of the U.S. stock market. The improvement in the investment climate was a result of several factors, including a somewhat more stable geopolitical backdrop, stronger economic growth and improved corporate profits. While the large-capitalization stocks in the S&P 500 index rose about 15 percent, small-cap stocks rose over 36 percent, as measured by the Russell 2000 Index. During the three years of the 2000-2003 bear market, value stocks in both the small-cap sector and the broad market outperformed growth stocks. The past year brought a reversal of this trend, with small-cap growth (as measured by the Russell 2000 Growth Index) ahead about 37 percent compared to a gain of 34 percent for small-cap value (as measured by the Russell 2000 Value Index). Lower quality, higher-risk stocks performed exceptionally well in this environment.

For the fiscal year ended November 30, 2003, the Portfolio posted a total return of 31.99 percent for Class A shares, trailing the 37.68 percent return of its benchmark, the Russell 2000 Growth Index. Given our emphasis on stocks with sound fundamentals, the strong performance of lower-quality stocks was a major factor in the Portfolio's underperformance.

Our disciplined investment process remains focused on finding companies that demonstrate strong revenue and earnings growth, above-average return on equity and a relatively conservative balance sheet.

----------------------
INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS for periods ended November 30, 2003

                  CLASS A   CLASS D   RUSSELL 2000
TOTAL RETURN      SHARES    SHARES    GROWTH INDEX
--------------------------------------------------
ONE YEAR            31.99%    31.44%         37.68%
SINCE INCEPTION     (4.93)     8.15          (3.86)*
--------------------------------------------------
*  Since inception of Class A.

--------------------------------
PORTFOLIO MANAGER
----------------
THEODORE BRECKEL
----------------

FUND FACTS (as of 11/30/03)

TICKER SYMBOL              BSGRX

INCEPTION DATE
CLASS A SHARES           12/1/99
CLASS D SHARES           6/13/02

TOTAL NET ASSETS    $ 33,663,987

NET ASSET VALUE
CLASS A SHARES      $       8.17
CLASS D SHARES              8.11
--------------------------------

GROWTH OF A $10,000 INVESTMENT
------------------------------

CLASS A SHARES

[GRAPHIC APPEARS HERE]

            SMALL COMPANY    RUSSELL 2000
           GROWTH PORTFOLIO  GROWTH INDEX
12/1/99        10,000           10,000
                9,420            9,124
                7,510            8,282
                6,190            6,203
11/30/03        8,170            8,541

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 2000 Growth Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.
Visit northerninstitutionalfunds.com for the most recent performance information.


EQUITY PORTFOLIOS 4 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

The U.S. stock market delivered a strong performance during the Portfolio's fiscal year ended November 30, 2003. Small-cap stocks in particular benefited from an environment in which a strengthening economy and improving corporate profits caused investors to become less risk-averse. Small-capitalization stocks, as represented by the Portfolio's benchmark--the Russell 2000 Index-- returned 36.29 percent during the year. In comparison, large-capitalization stocks, as measured by the S&P 500 Index, returned 15.09 percent.

As designed, the Portfolio's performance closely tracked that of the Russell 2000 with a return of 35.36 percent for Class A shares. The difference in returns was driven by transaction costs and Portfolio expenses.

As of November 30, 2003, the median size of companies in the Russell 2000 Index was $334 million, while the average company size was $443 million. The energy sector, which represented about 3.42 percent of the Russell 2000 Index at November 30, 2003, was the worst performing sector with a return of 22.54 percent for the 12-month period. The telecommunication services sector, which represented about 1.25 percent of the Russell 2000 Index as of November 30, 2003, was the best performing sector, returning 60.72 percent for the 12-month period. The annual reconstitution of the Russell 2000 Index occurred at the end of June. The consumer discretionary sector had the greatest increase in its sector weighting after this change, while the utilities sector had the largest decrease. Given that our passive strategy is designed to provide returns that approximate those of the benchmark index, we adjusted the Portfolio to reflect this change.

INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS for periods ended November 30, 2003

TOTAL RETURN WITH   CLASS A   CLASS D   RUSSELL 2000
 TRANSACTION FEE    SHARES    SHARES       INDEX
----------------------------------------------------
ONE YEAR              35.36%    34.79%         36.29%
FIVE YEAR              7.56      6.99           7.99
TEN YEAR               9.17     10.46*          9.62
----------------------------------------------------
*  Since inception.

--------------------------------
PORTFOLIO MANAGER
---------------
PATRICK  CANNON
---------------

FUND FACTS (as of 11/30/03)

TICKER SYMBOL              BSCAX

INCEPTION DATE
CLASS A SHARES           1/11/93
CLASS D SHARES           12/8/94

TOTAL NET ASSETS    $ 74,535,355

NET ASSET VALUE
CLASS A SHARES      $      12.17
CLASS D SHARES             11.98
--------------------------------

GROWTH OF A $10,000 INVESTMENT
------------------------------

CLASS A SHARES

[GRAPHIC APPEARS HERE]

        SMALL COMPANY   RUSSELL 2000
       INDEX PORTFOLIO     INDEX
1/11/93    10,000         10,000
           11,349         11,495
           11,181         11,366
           14,278         14,606
           16,563         17,018
           20,380         21,002
           18,946         19,612
           21,783         22,685
           21,538         22,553
           22,563         23,640
           20,147         21,137
11/30/03   27,421         28,808

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 2000 Index is an unmanaged index which tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.
The Small Company Index Portfolio requires the payment of an additional transaction fee on purchases of shares equal to 0.5 percent of the dollar amount invested. The additional transaction fee is not a sales charge but is retained by the Portfolio to offset the costs of security purchases.
Visit northerninstitutionalfunds.com for the most recent performance information.

                  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

The domestic equity market rally that began last March was initially sparked by the rapid resolution of the Iraqi conflict, but it was the improving economy and stronger corporate earnings results that enabled the rally to continue through the end of November.

The favorable market backdrop helped the Portfolio deliver a strong absolute return of 25.44 percent for Class A shares for the twelve months ended November 30, 2003. However, it trailed the 32.64 percent return of its benchmark, the Russell Midcap Growth Index. Given our focus on higher-quality stocks with strong fundamentals, the market's shift towards more speculative, lower-quality issues negatively affected performance.

As signs of the economic recovery were confirmed in May, we shifted the Portfolio from the defensive stance that was in place at the beginning of the period to a more cyclical posture. Accordingly, we maintained a meaningful overweight in the three leading cyclical sectors during the second half of the year--consumer discretionary, industrials and technology. That emphasis reflects continued robust consumer spending, building industrial activity and significant operating leverage, respectively. Within the Portfolio, our holdings in consumer discretionary, health care, industrials and technology outperformed while our positions in consumer staples, energy, financials, materials and telecommunications lagged. Overall, we continue to employ a concentrated, research-driven style focusing on the 60 to 80 issues in which we hold the highest fundamental conviction.

INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS for periods ended November 3O, 2003

TOTAL RETURN     CLASS A   CLASS C   CLASS D   RUSSELL MIDCAP
                 SHARES    SHARES    SHARES     GROWTH INDEX
-------------------------------------------------------------
ONE YEAR           25.44%    25.32%    25.00%           32.64%
SINCE INCEPTION    (0.10)     5.49     (4.00)           (7.97)*
-------------------------------------------------------------
*  Since inception of Class A.

--------------------------------
PORTFOLIO MANAGERS
---------------
ANDREW FLYNN
DEBORAH L. KOCH
---------------

FUND FACTS (as of 11/30/03)

TICKER SYMBOL              BMGRX

INCEPTION DATE
CLASS A SHARES          12/31/99
CLASS C SHARES            4/4/01
CLASS D SHARES           1/29/01

TOTAL NET ASSETS    $ 30,985,703

NET ASSET VALUE
CLASS A SHARES      $       9.96
CLASS C SHARES              9.90
CLASS D SHARES              9.85
--------------------------------

------------------------------
GROWTH OF A $10,000 INVESTMENT
------------------------------

CLASS A SHARES

[GRAPHIC APPEARS HERE]

           MID CAP    RUSSELL
           GROWTH      MIDCAP
         PORTFOLIO  GROWTH INDEX
12/31/99   10,000     10,000
           10,330      8,384
            8,960      6,789
            7,940      5,445
11/30/03    9,960      7,222


This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell Midcap Growth Index is an unmanaged index that tracks the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Mid-sized company stocks are generally more volatile than large-company stocks. Visit northerninstitutionalfunds.com for the most recent performance information.

EQUITY PORTFOLIOS 6 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
FOCUSED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

The U.S. stock market began a sustained advance in March 2003, ending a three-year bear market. Stocks responded to a number of positive influences, including massive fiscal and monetary stimulus and a reduced level of geopolitical uncertainty. Although the backdrop for economic growth and corporate profits remained poor when the market's advance began, we witnessed improvement on both fronts by the summer.

The Portfolio returned 9.45 percent for Class A shares for the 12 months ended November 30, 2003, underperforming the 16.75 percent total return of its benchmark, the Russell 1000 Growth Index. The bulk of the Portfolio's underperformance came in the initial stages of the market's rally, when the stocks of higher-risk, lower-quality companies outperformed the broader averages by a wide margin. In this environment, our focus on higher-quality companies that are demonstrating a tangible improvement in their businesses actually proved detrimental to relative performance.

During the summer, we significantly reduced the Portfolio's exposure to companies with stable--but only moderate--earnings growth, since many companies in this category could not keep pace with those demonstrating faster growth. We reinvested the proceeds of these sales in stocks with better near-term earnings prospects, many of which we already owned. Partly as a result of these changes, the Portfolio is overweight in technology and underweight in the health care and consumer sectors.

INVESTMENT  PERFORMANCE
-----------------------

AVERAGE ANNUAL RETURNS for periods ended November 30, 2003

                                                      RUSSELL
                CLASS A     CLASS C     CLASS D    1000 GROWTH
TOTAL RETURN    SHARES      SHARES      SHARES        INDEX
--------------------------------------------------------------
ONE YEAR           9.45%       9.30%       9.11%         16.75%
FIVE YEAR         (1.06)      (1.28)      (1.42)         (4.12)
TEN YEAR           7.81        6.33*       9.40*          9.03
--------------------------------------------------------------

* Since inception.

--------------------------------
PORTFOLIO MANAGER
--------------------------------
ROBERT N. STREED
--------------------------------

FUND FACTS (as of 11/30/03)

TICKER SYMBOL              BFGAX

INCEPTION DATE
CLASS A SHARES            7/1/93
CLASS C SHARES           6/14/96
CLASS D SHARES           12/8/94

TOTAL NET ASSETS   $ 228,017,417

NET ASSET VALUE
CLASS A SHARES     $       11.23
CLASS C SHARES             11.05
CLASS D SHARES             10.78
--------------------------------

GROWTH OF A $10,000 INVESTMENT
------------------------------

CLASS A SHARES

[GRAPHIC APPEARS HERE]

          FOCUSED GROWTH   RUSSELL 1000
            PORTFOLIO      GROWTH INDEX

7/1/93        10,000          10,000
              10,436          10,540
               9,796          10,820
              12,569          14,844
              14,810          18,276
              18,817          23,848
              23,345          33,077
              31,337          44,045
              31,704          34,168
              25,072          27,190
              20,223          21,062
11/30/03      22,135          24,593


This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 1000 Growth Index is an unmanaged index that tracks the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Visit northerninstitutionalfunds.com for the most recent performance information.

                  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
DIVERSIFIED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

In a sharp reversal from the prior year, the U.S. stock market posted a strong gain for the 12-month period ended November 30, 2003. While the war in Iraq pressured the market in the first calendar quarter, the United States' early success there eased investors' concerns. The market's attention subsequently turned to the expanding economy and opportunities in the equity markets. The impetus for improvement on the economic front as well as in the equity markets was manifold, as the combination of tax cuts, higher government spending and the Federal Reserve's low interest rate policy sparked an increase in spending by both corporations and consumers. Corporate profits showed surprising strength in the second and third quarters and should support further increases in corporate investment spending--a potential positive factor for the stock market.

For the 12-month period ended November 30, the Diversified Growth Portfolio returned 15.58 percent for Class A shares, modestly outperforming the 15.09 percent return of its benchmark, the S&P 500 index. With economic indicators improving by mid-year, our shift to emphasize companies most sensitive to economic growth proved timely.

We continue to favor investments in companies that can benefit from the expanding economy, including many in the industrial and technology sectors. These include companies that can benefit from a weaker dollar through increased exports and increased revenues from their overseas operations, as well as those that can profit from rising commodity prices. The Portfolio will remain diversified as we continue to search for companies with unique strengths and business opportunities.

INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS for periods ended November 30, 2003

TOTAL RETURN     CLASS A     CLASS D   S&P 500
                 SHARES       SHARES     INDEX
----------------------------------------------
ONE YEAR           15.58%      15.07%    15.09%
FIVE YEAR          (0.28)      (0.67)    (0.47)
TEN YEAR            8.18        8.75*    10.64
----------------------------------------------

* Since inception.

--------------------------------
PORTFOLIO MANAGERS
--------------------------------
JOHN B. LEO
ROBERT MITCHELL
--------------------------------

FUND FACTS  (as of 11/30/03)

TICKER SYMBOL              BDVAX

INCEPTION DATE
CLASS A SHARES           1/11/93
CLASS D SHARES           9/14/94

TOTAL NET ASSETS   $  60,028,394

NET ASSET VALUE
CLASS A SHARES     $        7.09
CLASS D SHARES              6.81
--------------------------------

GROWTH OF A $10,000 INVESTMENT
------------------------------

CLASS A SHARES

[GRAPHIC APPEARS HERE]

         DIVERSIFIED GROWTH   S&P 500
            PORTFOLIO          INDEX
1/11/93       10,000          10,000
              10,743          10,874
               9,989          10,988
              12,444          15,046
              15,031          19,235
              19,095          24,718
              23,922          30,572
              29,820          36,959
              29,679          35,398
              24,777          31,075
              20,412          25,938
11/30/03      23,592          29,875

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Visit northerninstitutionalfunds.com for the most recent performance information.

EQUITY PORTFOLIOS 8 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

The U.S. stock market delivered a strong performance during the 12-month period ended November 30, 2003. Stocks responded to a number of positive influences, including massive fiscal and monetary stimulus and a reduced level of geopolitical uncertainty. In addition, the economy and corporate profits both showed signs of significant improvement by the summer. Large-capitalization stocks, as represented by the Portfolio's benchmark--the S&P 500 Index--returned
15.09 percent during the period. Large-caps underperformed both mid-cap stocks, as measured by the 27.89 percent return of the S&P Midcap 400 Index, as well as small-caps, as measured by the 36.29 percent return of the Russell 2000 Index.

As designed, the Portfolio's return closely tracked that of the S&P 500 Index, returning 14.78 percent for Class A shares compared to 15.09 percent for the benchmark. The difference in returns was driven by transaction costs and Portfolio expenses.

Financials and information technology constituted the Portfolio's largest sector positions at 20.74 percent and 18.14 percent, respectively, as of November 30, 2003. During the 12-month period, utilities represented the best performing sector in the Index, returning 23.18 percent; meanwhile, telecommunication services was the worst performing sector with a return of -9.12 percent. There were 10 additions and 10 deletions to the Index during the reporting period. The regular quarterly share rebalances occurred in December, March, June and September. Given that our passive strategy is designed to provide returns that approximate those of the benchmark Index, these changes were incorporated into the Portfolio.

INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS for periods ended November 30, 2003

TOTAL RETURN    CLASS A     CLASS C     CLASS D     S&P 500
                SHARES      SHARES      SHARES       INDEX
------------------------------------------------------------
ONE YEAR           14.78%      14.56%      14.37%      15.09%
FIVE YEAR          (0.69)      (0.92)      (1.03)      (0.47)
TEN YEAR           10.36        8.71*      10.50*      10.64
------------------------------------------------------------

* Since inception.

--------------------------------
PORTFOLIO MANAGER
--------------------------------
PATRICK CANNON
--------------------------------

FUND FACTS (as of 11/30/03)

TICKER SYMBOL              BEIAX

INCEPTION DATE
CLASS A SHARES           1/11/93
CLASS C SHARES           9/28/95
CLASS D SHARES           9/14/94

TOTAL NET ASSETS   $ 673,057,424

NET ASSET VALUE
CLASS A SHARES     $       13.66
CLASS C SHARES             13.60
CLASS D SHARES             13.59
--------------------------------

GROWTH OF A $10,000 INVESTMENT
------------------------------

CLASS A SHARES

[GRAPHIC APPEARS HERE]

           Equity Index  S&P 500
            Portfolio     Index
1/11/93       10,000      10,000
              11,008      10,874
              11,102      10,988
              15,171      15,046
              19,347      19,235
              24,753      24,718
              30,533      30,572
              36,802      36,959
              35,121      35,398
              30,841      31,075
              25,692      25,938
11/30/03      29,490      29,875

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Visit northerninstitutionalfunds.com for the most recent performance information.


                  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
BALANCED PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

During the period ended November 30, the equity markets posted double-digit gains across virtually all indices, while the bond market ended the period with yields at just about the same level as it began. Stocks were helped by the positive effect that tax cuts, higher government spending and the Federal Reserve's low interest rate policy had on the economy and corporate profits. Bonds also performed relatively well given that the economy began to pick up steam.

For the 12-month period, the Balanced Portfolio returned 11.69 percent for Class A shares, while its blended benchmark--consisting of 55 percent S&P 500 Index, 40 percent Lehman Brothers Intermediate Government/Corporate Bond Index and five percent 91-day Treasury bills--returned 10.81 percent.

Our bond strategies focused on sector allocation, security selection and duration decisions. An overweight position in mortgages had a positive contribution to return. However, given that corporates had strong returns, and low-tier credits turned in the best annual returns, our underweight to corporate bonds--and BBB credits in particular--worked against Portfolio performance. Duration decisions had a neutral impact on overall performance. In the equity portion of the Portfolio, we continue to favor stocks that can benefit from the expanding economy, including many in the industrial and technology sectors. These include companies that can benefit from a weaker dollar through increased exports and increased revenues from their overseas operations, as well as those that can profit from rising commodity prices.

INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS for periods ended November 30, 2003

                        CLASS A        CLASS C        CLASS D        COMPOSITE
TOTAL RETURN            SHARES         SHARES          SHARES          INDEX
------------------------------------------------------------------------------
ONE YEAR                  11.69%         11.54%         11.24%           10.81%
FIVE YEAR                  3.34           3.13           2.94             2.92
TEN YEAR                   7.76           7.66*          7.37*            9.04
------------------------------------------------------------------------------
* Since inception.

--------------------------------
PORTFOLIO MANAGERS
--------------------------------
ROBERT MITCHELL
COLIN A. ROBERTSON
--------------------------------

FUND FACTS (as of 11/30/03)

TICKER SYMBOL              BBALX

INCEPTION DATE
CLASS A SHARES            7/1/93
CLASS C SHARES          12/29/95
CLASS D SHARES           2/20/96

TOTAL NET ASSETS   $ 131,104,999

NET ASSET VALUE
CLASS A SHARES     $       11.70
CLASS C SHARES             11.70
CLASS D SHARES             11.62
--------------------------------

GROWTH OF A $10,000 INVESTMENT
------------------------------

CLASS A SHARES

[GRAPHIC APPEARS HERE]

                                               Lehman
                                              Brothers
            Balanced  Composite   S&P 500  Int.Govt/Corp.
              Fund      Index      Index     Bond Index

  7/1/1993   10,000      10,000    10,000           10,000
             10,309      10,290    10,370           10,196
              9,817      10,305    10,478           10,009
             11,804      12,982    14,348           11,465
             13,469      15,262    18,343           12,132
             15,797      18,054    23,571           12,899
             18,473      21,175    29,154           14,043
             21,079      23,713    35,245           14,200
             21,918      24,024    33,755           15,304
             21,017      23,554    29,633           17,077
             19,491      22,057    25,938           14,431
11/30/2003   21,770      24,441    28,467           19,892

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Composite Index for the Balanced Portfolio consists of 55 percent S&P 500, 40 percent Lehman Brothers Intermediate Government/Corporate Bond Index, and 5 percent 91-day Treasury bills.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Visit northerninstitutionalfunds.com for the most recent performance information.


EQUITY PORTFOLIOS 10 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----



                      THIS PAGE INTENTIONALLY LEFT BLANK

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                                         SMALL       SMALL
                                                                       INTERNATIONAL   INTERNATIONAL    COMPANY     COMPANY
Amounts in thousands,                                                     GROWTH        EQUITY INDEX    GROWTH       INDEX
except per share data                                                    PORTFOLIO       PORTFOLIO     PORTFOLIO   PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                                   $     127,358   $      56,240   $  37,946   $  77,148
Investments, at fair value                                             $     153,372   $      66,199   $  45,608   $  96,895
Cash                                                                              --              --          24          --
Foreign currencies, at fair value (cost $374)                                     --             388          --          --
Interest income receivable                                                        --              --          --          --
Dividend income receivable                                                       239             123           1          49
Receivable for foreign tax withheld                                              203              90          --          --
Receivable for securities sold                                                 2,977               4         435          60
Receivable for variation margin on futures contracts                              --               1          --           6
Receivable for fund shares sold                                                   21               5          15          12
Receivable from affiliated administrator                                          --              --          --          19
Unrealized gain on forward foreign currency exchange contracts                    --              71          --          --
Prepaid and other assets                                                           3               3           3           3
Total Assets                                                                 156,815          66,884      46,086      97,044
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                                                                    --              --          --          50
Foreign currencies overdraft, at fair value (cost $674)                          679              --          --          --
Unrealized loss on forward foreign currency exchange contracts                     3              --          --          --
Payable upon return of securities loaned                                      17,555           6,523      11,315      22,426
Payable for securities purchased                                               3,497             194       1,074          --
Payable for fund shares redeemed                                                   2               3          --          --
Payable to affiliates:
   Investment advisory fees                                                       88              12          21          12
   Co-administration fees                                                         17               7           3           6
   Custody and accounting fees                                                    12               7           1           5
   Transfer agent fees                                                             1               1          --           1
Accrued registration fees and other liabilities                                   22             813           8           9
Total Liabilities                                                             21,876           7,560      12,422      22,509
----------------------------------------------------------------------------------------------------------------------------
Net Assets                                                             $     134,939   $      59,324   $  33,664   $  74,535
----------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                                          $     178,649   $      67,966   $  52,348   $ 110,467
Accumulated undistributed net investment income                                  423           1,501          --       1,504
Accumulated net realized loss                                                (70,158)        (20,261)    (26,346)    (57,304)
Net unrealized appreciation                                                   26,025          10,118       7,662      19,868
Net Assets                                                             $     134,939   $      59,324   $  33,664   $  74,535
----------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Class A                                                             $     134,636   $      59,240   $  33,608   $  74,400
   Class C                                                                        --              --          --          --
   Class D                                                                       303              84          56         135
Total Shares Outstanding (no par value, unlimited shares authorized):
   Class A                                                                    17,307           6,247       4,116       6,116
   Class C                                                                        --              --          --          --
   Class D                                                                        39               9           7          11
Net Asset Value, Redemption and Offering Price Per Share:
   Class A                                                             $        7.78   $        9.48   $    8.17   $   12.17
   Class C                                                                        --              --          --          --
   Class D                                                                      7.77            9.26        8.11       11.98
----------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 12 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                                        MID CAP     FOCUSED    DIVERSIFIED     EQUITY
                                                        GROWTH      GROWTH       GROWTH        INDEX     BALANCED
                                                       PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                   $  34,981   $ 213,350   $    55,632   $ 650,006   $ 141,730
Investments, at fair value                             $  39,928   $ 248,102   $    63,355   $ 712,142   $ 151,555
Cash                                                           1           1            --           1          12
Foreign currencies, at fair value (cost $374)                 --          --            --          --          --
Interest income receivable                                    --          --            --          --         369
Dividend income receivable                                     7         179            70       1,113         101
Receivable for foreign tax withheld                           --          --            --          --          --
Receivable for securities sold                               378          --         1,323          --       1,449
Receivable for variation margin on futures contracts          --          --            --           9          --
Receivable for fund shares sold                               41          19            --         106          15
Receivable from affiliated administrator                       5           3             1           2           4
Unrealized gain on forward foreign currency exchange
 contracts                                                    --          --            --          --          --
Prepaid and other assets                                       3           3             3           8           3
Total Assets                                              40,363     248,307        64,752     713,381     153,508
------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                                                --          --            --          --          --
Foreign currencies overdraft, at fair value
 (cost $674)                                                  --          --            --          --          --
Unrealized loss on forward foreign currency exchange
 contracts                                                    --          --            --          --          --
Payable upon return of securities loaned                   8,591      17,914         3,934      40,104      21,634
Payable for securities purchased                             751       2,178           442          --         640
Payable for fund shares redeemed                              --           8            --           6          53
Payable to affiliates:
   Investment advisory fees                                   20         141            32          55          53
   Co-administration fees                                      3          19             5          55          11
   Custody and accounting fees                                 3           3             3           7           2
   Transfer agent fees                                        --           3            --           9           1
Accrued registration fees and other liabilities                9          24           308          88           9
Total Liabilities                                          9,377      20,290         4,724      40,324      22,403
------------------------------------------------------------------------------------------------------------------
Net Assets                                             $  30,986   $ 228,017   $    60,028   $ 673,057   $ 131,105
------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                          $  39,423   $ 279,792   $    59,031   $ 637,709   $ 126,214
Accumulated undistributed net investment income               --          --           314         206          39
Accumulated net realized loss                            (13,384)    (86,527)       (7,040)    (27,273)     (4,973)
Net unrealized appreciation                                4,947      34,752         7,723      62,415       9,825
Net Assets                                             $  30,986   $ 228,017   $    60,028   $ 673,057   $ 131,105
------------------------------------------------------------------------------------------------------------------
Net Assets:
   Class A                                             $  27,536   $ 210,064   $    59,580   $ 637,603   $ 129,674
   Class C                                                 3,186      16,153            --      27,885       1,098
   Class D                                                   264       1,800           448       7,569         333
Total Shares Outstanding (no par value, unlimited
shares authorized):
   Class A                                                 2,763      18,701         8,404      46,663      11,081
   Class C                                                   322       1,461            --       2,050          94
   Class D                                                    27         167            66         557          28
Net Asset Value, Redemption and Offering Price Per
Share:
   Class A                                             $    9.96   $   11.23   $      7.09   $   13.66   $   11.70
   Class C                                                  9.90       11.05            --       13.60       11.70
   Class D                                                  9.85       10.78          6.81       13.59       11.62
------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                    SMALL         SMALL
                                                           INTERNATIONAL      INTERNATIONAL        COMPANY       COMPANY
                                                              GROWTH          EQUITY INDEX         GROWTH         INDEX
Amounts in thousands                                         PORTFOLIO          PORTFOLIO         PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                            $       2,269      $       1,860      $        59   $     1,358
Interest income                                                       28                 19               12            21
Net income from securities loaned                                      7                  3                8            15
   Total Investment Income                                         2,304/(1)/         1,882/(2)/          79         1,394
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                           1,003                248              255           293
Co-administration fees                                               167                107               27            98
Custody and accounting fees                                          132                 97               36           186
Transfer agent fees                                                   12                  7                3            10
Registration fees                                                     13                 18               24            20
Printing fees                                                          2                  2                2             2
Professional fees                                                      5                  5                5             5
Trustee fees and expenses                                              3                  3                3             3
Shareholder servicing fees                                             1                 --               --            --
Other                                                                 10                  8                8             8
--------------------------------------------------------------------------------------------------------------------------
Total Expenses:                                                    1,348                495              363           625
   Less voluntary waivers of investment advisory fees               (111)               (71)             (40)          (98)
   Less expenses reimbursed by administrator                         (51)               (61)             (78)         (224)
   Net Expenses                                                    1,186                363              245           303
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                       1,118              1,519             (166)        1,091
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                                     6,156            (15,251)           2,999       (24,784)
   Futures contracts                                                (232)               141               --           542
   Foreign currency transactions                                     (14)                45               --            --
Net change in unrealized appreciation (depreciation) on:
   Investments                                                    17,298             28,406            4,711        41,345
   Futures contracts                                                (144)               (96)              --          (263)
   Foreign currency transactions and forward foreign
    currency exchange contracts                                       (6)                84               --            --
   Translation of other assets and liabilities
    denominated in foreign currencies                                 12                  4               --            --
   Net Gains on Investments                                       23,070             13,333            7,710        16,840
--------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations       $      24,188      $      14,852      $     7,544   $    17,931
--------------------------------------------------------------------------------------------------------------------------

(1)  Net of $251 in non-reclaimable foreign withholding taxes.
(2)  Net of $229 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 14 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                     FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                                            MID CAP     FOCUSED    DIVERSIFIED    EQUITY
                                                            GROWTH      GROWTH       GROWTH        INDEX     BALANCED
                                                           PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                            $      73   $   1,628   $       747   $  12,328   $     743
Interest income                                                   13         151            17         197       1,506
Net income from securities loaned                                  4          16             3          27          12
   Total Investment Income                                        90       1,795           767      12,552       2,261
----------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                         239       1,832           445       1,395         610
Co-administration fees                                            27         216            59         697         102
Custody and accounting fees                                       34          43            30         153          41
Transfer agent fees                                                4          36             6         114          11
Registration fees                                                 25          19            19          22          19
Printing fees                                                      2           2             2          24           2
Professional fees                                                  5           5             5          20           5
Trustee fees and expenses                                          3           3             3          13           3
Shareholder servicing fees                                         3          25             1          75           2
Other                                                              8          10             9          27           7
----------------------------------------------------------------------------------------------------------------------
Total Expenses:                                                  350       2,191           579       2,540         802
   Less voluntary waivers of investment advisory fees            (27)       (216)          (59)       (697)       (102)
   Less expenses reimbursed by administrator                     (76)        (80)          (66)       (260)        (77)
   Net Expenses                                                  247       1,895           454       1,583         623
----------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                    (157)       (100)          313      10,969       1,638
----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                                 5,341       3,461        (2,590)    (25,818)       (917)
   Futures contracts                                              --          --           133       2,297         384
   Foreign currency transactions                                  --          --            --          --          --
Net change in unrealized appreciation (depreciation) on:
   Investments                                                   836      17,825        10,323      95,312      11,382
   Futures contracts                                              --          --          (173)     (1,747)       (495)
   Foreign currency transactions and forward foreign
    currency exchange contracts                                   --          --            --          --          --
   Translation of other assets and liabilities
    denominated in foreign currencies                             --          --            --          --          --
Net Gains on Investments                                       6,177      21,286         7,693      70,044      10,354
----------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations       $   6,020   $  21,186   $     8,006   $  81,013   $  11,992
----------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                               SMALL
                                               INTERNATIONAL                 INTERNATIONAL                    COMPANY
                                                  GROWTH                      EQUITY INDEX                    GROWTH
                                                 PORTFOLIO                     PORTFOLIO                     PORTFOLIO

Amounts in thousands                        2003           2002           2003           2002           2003          2002
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)            $      1,118   $      1,140   $      1,519   $      1,274   $       (166)  $      (242)
Net realized gains (losses)                    5,910        (25,414)       (15,065)       (15,730)         2,999        (6,820)
Net change in unrealized appreciation
 (depreciation)                               17,160          5,935         28,398          3,661          4,711          (409)
   Net Increase (Decrease) in Net
    Assets Resulting from Operations          24,188        (18,339)        14,852        (10,795)         7,544        (7,471)
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARE TRANSACTIONS:
Proceeds from shares sold                     57,347         69,632         44,459         38,262          6,346        13,092
Reinvestment of dividends                        602            519          1,000            907             --             1
Payments for shares redeemed                 (71,443)       (50,163)       (80,694)       (35,461)        (9,481)      (11,666)
   Net Increase (Decrease) in Net
    Assets Resulting from Class A
    Share Transactions                       (13,494)        19,988        (35,235)         3,708         (3,135)        1,427
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARE TRANSACTIONS:
Proceeds from shares sold                         --             --             --             --             --            --
Reinvestment of dividends                         --             --             --             --             --            --
Payments for shares redeemed                      --             --             --             --             --            --
   Net Increase (Decrease) in Net
    Assets Resulting from Class C
    Share Transactions                            --             --             --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARE TRANSACTIONS:
Proceeds from shares sold                         82           1100             --             57             16            33
Reinvestment of dividends                         --             --             --             --             --            --
Payments for shares redeemed                  (1,155)        (1,148)            --             --             (1)           --
   Net Increase (Decrease) in Net
    Assets Resulting from Class D
    Share Transactions                        (1,073)           (48)            --             57             15            33
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income                      (998)          (612)        (1,301)          (812)            --            (2)
From net realized gains                           --             --             --           (164)            --            --
   Total Distributions to Class A
    shareholders                                (998)          (612)        (1,301)          (976)            --            (2)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income                        --             --             --             --             --            --
From net realized gains                           --             --             --             --             --            --
   Total Distributions to Class C
    shareholders                                  --             --             --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income                        (2)            (8)            (1)            --             --            --
From net realized gains                           --             --             --             --             --            --
   Total Distributions to Class D
    shareholders                                  (2)            (8)            (1)            --             --            --
------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets        8,621            981        (21,685)        (8,006)         4,424        (6,013)
NET ASSETS:
Beginning of year                            126,318        125,337         81,009         89,015         29,240        35,253
End of year                             $    134,939   $    126,318   $     59,324   $     81,009   $     33,664   $    29,240
------------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net
 Investment Income                      $        423   $        318   $      1,501   $      1,251   $         --   $        --
------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 16 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                   SMALL
                                                  COMPANY                       MID CAP                       FOCUSED
                                                   INDEX                        GROWTH                        GROWTH
                                                 PORTFOLIO                     PORTFOLIO                     PORTFOLIO

                                            2003           2002           2003           2002           2003          2002
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)            $      1,091   $      2,286   $       (157)  $       (184)  $       (100)  $      (414)
Net realized gains (losses)                  (24,242)       (29,520)         5,341         (4,181)         3,461       (36,943)
Net change in unrealized appreciation
 (depreciation)                               41,082          9,874            836            252         17,825       (13,808)
   Net Increase (Decrease) in Net
    Assets Resulting from Operations          17,931        (17,360)         6,020         (4,113)        21,186       (51,165)
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARE TRANSACTIONS:
Proceeds from shares sold                     18,045         45,734          2,842          4,920         62,771        78,615
Reinvestment of dividends                      1,375          3,172             --             --             --            --
Payments for shares redeemed                (126,857)      (179,850)        (7,073)        (8,784)       (74,112)      (74,335)
   Net Increase (Decrease) in Net
    Assets Resulting from Class A
    Share Transactions                      (107,437)      (130,944)        (4,231)        (3,864)       (11,341)        4,280
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARE TRANSACTIONS:
Proceeds from shares sold                         --             --          2,947          2,978          8,824           152
Reinvestment of dividends                         --             --             --             --             --            --
Payments for shares redeemed                      --             --         (1,397)        (2,610)        (1,639)         (184)
   Net Increase (Decrease) in Net
    Assets Resulting from Class C
    Share Transactions                            --             --          1,550            368          7,185           (32)
------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARE TRANSACTIONS:
Proceeds from shares sold                         14             38            149             78            841           647
Reinvestment of dividends                         --             --             --             --             --            --
Payments for shares redeemed                      (4)            (3)          (131)            (5)          (202)         (123)
   Net Increase (Decrease) in Net
    Assets Resulting from Class D
    Share Transactions                            10             35             18             73            639           524
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income                    (1,620)        (3,471)            --             --             --            --
From net realized gains                           --             --             --             --             --            --
   Total Distributions to Class A
    shareholders                              (1,620)        (3,471)            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income                        --             --             --             --             --            --
From net realized gains                           --             --             --             --             --            --
   Total Distributions to Class C
    shareholders                                  --             --             --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income                        (1)            --             --             --             --            --
From net realized gains                           --             --             --             --             --            --
   Total Distributions to Class D
    shareholders                                  (1)            --             --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets      (91,117)      (151,740)         3,357         (7,536)        17,669       (46,393)
NET ASSETS:
Beginning of year                            165,652        317,392         27,629         35,165        210,348       256,741
End of year                             $     74,535   $    165,652   $     30,986   $     27,629   $    228,017   $   210,348
------------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net
 Investment Income                      $      1,504   $      2,585   $         --   $         --   $         --   $        --
------------------------------------------------------------------------------------------------------------------------------

                                                DIVERSIFIED                      EQUITY
                                                  GROWTH                         INDEX                       BALANCED
                                                 PORTFOLIO                     PORTFOLIO                     PORTFOLIO

                                            2003           2002           2003           2002           2003          2002
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)            $        313   $        385   $     10,969   $     10,445   $      1,638   $     1,969
Net realized gains (losses)                   (2,457)          (363)       (23,521)        15,607           (533)       (1,473)
Net change in unrealized appreciation
 (depreciation)                               10,150        (13,984)        93,565       (167,141)        10,887        (6,298)
   Net Increase (Decrease) in Net
    Assets Resulting from Operations           8,006        (13,962)        81,013       (141,089)        11,992        (5,802)
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARE TRANSACTIONS:
Proceeds from shares sold                     11,235          7,894        157,834        312,973         45,885        25,324
Reinvestment of dividends                        237            368         24,624         37,176          1,651         2,140
Payments for shares redeemed                 (25,849)       (29,720)      (392,761)      (288,468)       (16,526)      (28,290)
   Net Increase (Decrease) in Net
    Assets Resulting from Class A
    Share Transactions                       (14,377)       (21,458)      (210,303)        61,681         31,010          (826)
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARE TRANSACTIONS:
Proceeds from shares sold                         --             --          7,826          7,140            430            77
Reinvestment of dividends                         --             --          1,486          3,019             12            19
Payments for shares redeemed                      --             --        (31,710)       (19,220)          (269)          (54)
   Net Increase (Decrease) in Net
    Assets Resulting from Class C
    Share Transactions                            --             --        (22,398)        (9,061)           173            42
------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARE TRANSACTIONS:
Proceeds from shares sold                         87            153          2,715          1,822             54           149
Reinvestment of dividends                          1             --            167            214              3             5
Payments for shares redeemed                     (89)          (120)        (1,409)        (1,603)           (70)          (64)
   Net Increase (Decrease) in Net
    Assets Resulting from Class D
    Share Transactions                            (1)            33          1,473            433            (13)           90
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income                      (367)          (420)       (12,133)       (10,692)        (1,657)       (2,147)
From net realized gains                           --             --        (13,490)       (29,192)            --            --
   Total Distributions to Class A
    shareholders                                (367)          (420)       (25,623)       (39,884)        (1,657)       (2,147)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income                        --             --           (662)          (671)           (11)          (19)
From net realized gains                           --             --           (824)        (2,348)            --            --
   Total Distributions to Class C
    shareholders                                  --             --         (1,486)        (3,019)           (11)          (19)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income                        (1)            --            (97)           (57)            (4)           (6)
From net realized gains                           --             --            (94)          (205)            --            --
   Total Distributions to Class D
    shareholders                                  (1)            --           (191)          (262)            (4)           (6)
------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets       (6,740)       (35,807)      (177,515)      (131,201)        41,490        (8,668)
NET ASSETS:
Beginning of year                             66,768        102,575        850,572        981,773         89,615        98,283
End of year                             $     60,028   $     66,768   $    673,057   $    850,572   $    131,105   $    89,615
------------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net
 Investment Income                      $        314   $        372   $        206   $      2,172   $         39   $        19
------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       CLASS A
INTERNATIONAL GROWTH PORTFOLIO

Selected per share data                                 2003 /(4)/        2002           2001           2000           1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                     $       6.33   $       7.23   $      11.22   $      14.07   $     11.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.07           0.07           0.09           0.04          0.33
Net realized and unrealized gains (losses)                     1.43          (0.93)         (2.31)         (0.44)         2.94
   Total Income (Loss) from Investment Operations              1.50          (0.86)         (2.22)         (0.40)         3.27
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income/(1)/                            (0.05)         (0.04)         (0.25)         (0.05)        (0.22)
   From net realized gains                                       --             --          (1.52)         (2.40)        (0.76)
      Total Distributions Paid                                (0.05)         (0.04)         (1.77)         (2.45)        (0.98)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                           $       7.78   $       6.33   $       7.23   $      11.22   $     14.07
------------------------------------------------------------------------------------------------------------------------------
Total Return/(2)/                                             24.05%        (12.01)%       (23.51)%        (4.26)%       30.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                  $    134,636   $    124,966   $    123,520   $    151,426   $   147,689
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                 1.06%          1.06%          1.06%          1.06%         1.06%
   Expenses, before waivers and reimbursements                 1.21%          1.24%          1.33%          1.33%         1.31%
   Net investment income, net of waivers and
    reimbursements                                             1.01%          0.87%          0.39%          0.56%         0.92%
   Net investment income, before waivers and
    reimbursements                                             0.86%          0.69%          0.12%          0.29%         0.67%
Portfolio Turnover Rate                                       87.13%        215.34%        237.21%        171.93%       168.10%
------------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS D

Selected per share data                                 2003 /(4)/        2002        2001 /(5)/     2000 /(6)/     1999 /(7)/
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $       6.30   $       7.22   $       8.00             --   $     11.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.01           0.05             --             --         (0.01)
Net realized and unrealized gains (losses)                     1.47          (0.94)         (0.78)            --          2.59
   Total Income (Loss) from Investment Operations              1.48          (0.89)         (0.78)            --          2.58
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income/(1)/                            (0.01)         (0.03)            --             --            --
   From net realized gains                                       --             --             --             --         (0.76)
   In excess of net investment income                            --             --             --             --         (0.14)
      Total Distributions Paid                                (0.01)         (0.03)            --             --         (0.90)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $       7.77   $       6.30   $       7.22             --   $     13.28/(7)/

------------------------------------------------------------------------------------------------------------------------------
Total Return/(2)/                                             23.54%        (12.39)%        (9.75)%           --            --
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                $        303   $      1,352   $      1,817             --            --
Ratio to average net assets of:/(3)/
   Expenses, net of waivers and reimbursements                 1.45%          1.45%          1.45%            --            --
   Expenses, before waivers and reimbursements                 1.60%          1.63%          1.72%            --            --
   Net investment income, net of waivers and
    reimbursements                                             0.62%          0.48%          0.00%            --            --
   Net investment income (loss), before waivers
    and reimbursements                                         0.47%          0.30%         (0.27)%           --            --
Portfolio Turnover Rate                                       87.13%        215.34%        237.21%            --            --
------------------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(3)  Annualized for periods less than one year.
(4) Financial highlights for the year ended were calculated using the average shares outstanding method.
(5)  Shares were reintroduced on June 15, 2001.
(6)  No shares outstanding for the period August 23, 1999 through June 14, 2001.
(7) Class D shares were fully redeemed as of August 22, 1999. As such no total return or supplemental data and ratios were presented for the fiscal year ended November 30, 1999.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 18 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                               CLASS A
INTERNATIONAL EQUITY INDEX PORTFOLIO
Selected per share data                                2003      2002 /(3)/      2001             2000             1999
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $     7.77   $     9.00   $    11.40       $     13.50       $    11.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                     0.24         0.13         0.12              0.14             0.23
Net realized and unrealized gains (losses)                1.60        (1.26)       (2.24)            (1.36)            2.07
   Total Income (Loss) from Investment Operations         1.84        (1.13)       (2.12)            (1.22)            2.30
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income/(1)/                       (0.13)       (0.08)       (0.13)            (0.11)           (0.23)
   From net realized gains                                  --        (0.02)       (0.15)            (0.77)           (0.54)
   In excess of net investment income                       --           --           --                --            (0.01)
      Total Distributions Paid                           (0.13)       (0.10)       (0.28)            (0.88)           (0.78)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $     9.48   $     7.77   $     9.00       $     11.40       $    13.50
---------------------------------------------------------------------------------------------------------------------------
Total Return/(2)/                                        24.22%      (12.71)%     (19.10)%           (9.87)%          20.32%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year               $   59,240   $   80,939   $   89,005       $    87,563       $   56,479
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements            0.51%        0.51%        0.55%/(4)/        0.52%/(4)/       0.53%/(4)/
   Expenses, before waivers and reimbursements            0.70%        0.74%        0.94%             0.89%            0.91%
   Net investment income, net of waivers and
    reimbursements                                        2.14%        1.57%        1.16%             1.15%            1.21%
   Net investment income, before waivers and
    reimbursements                                        1.95%        1.34%        0.77%             0.78%            0.83%
Portfolio Turnover Rate                                  54.71%       32.10%       24.92%            41.65%           45.97%
---------------------------------------------------------------------------------------------------------------------------

                                                                               CLASS D

Selected per share data                                 2003     2002 /(3)/      2001              2000             1999
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $     7.66   $     8.80   $    11.23       $     13.40       $    11.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                     0.12         0.06         0.07              0.09             0.12
Net realized and unrealized gains (losses)                1.60        (1.14)       (2.27)            (1.43)            2.08
   Total Income (Loss) from Investment Operations         1.72        (1.08)       (2.20)            (1.34)            2.20
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income/(1)/                       (0.12)       (0.04)       (0.08)            (0.06)           (0.11)
   From net realized gains                                  --        (0.02)       (0.15)            (0.77)           (0.54)
   In excess of net investment income                       --           --           --                --            (0.12)
      Total Distributions Paid                           (0.12)       (0.06)       (0.23)            (0.83)           (0.77)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $     9.26   $     7.66   $     8.80       $     11.23       $    13.40
---------------------------------------------------------------------------------------------------------------------------
Total Return/(2)/                                        22.98%      (12.37)%     (20.01)%          (10.83)%          19.48%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year               $       84   $       70   $       10       $        13       $       14
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements            0.90%        0.90%        0.94%/(4)/        0.91%/(4)/       0.92%/(4)/
   Expenses, before waivers and reimbursements            1.09%        1.13%        1.33%             1.28%            1.30%
   Net investment income, net of waivers and
    reimbursements                                        1.75%        1.18%        0.77%             0.76%            0.82%
   Net investment income, before waivers and
    reimbursements                                        1.56%        0.95%        0.38%             0.39%            0.44%
Portfolio Turnover Rate                                  54.71%       32.10%       24.92%            41.65%           45.97%
---------------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3) Financial highlights for the year ended were calculated using the average shares outstanding method.
(4) Expense ratios, net of waivers and reimbursements, for the years would have been 0.51 % and 0.90% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                          CLASS A
SMALL COMPANY GROWTH PORTFOLIO
Selected per share data                                2003      2002 /(3)(4)/      2001        2000 /(7)/
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     6.19   $        7.51   $     9.42    $     10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             (0.05)          (0.04)       (0.03)          0.01
Net realized and unrealized gains (losses)                2.03           (1.28)       (1.88)         (0.59)
   Total Income (Loss) from Investment Operations         1.98           (1.32)       (1.91)         (0.58)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                               --              --           --             --
      Total Distributions Paid                              --              --           --             --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $     8.17   $        6.19   $     7.51    $      9.42
----------------------------------------------------------------------------------------------------------
Total Return/(1)/                                        31.99%         (17.57)%     (20.28)%        (5.80)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period             $   33,608   $      29,211   $   35,253    $    38,197
Ratio to average net assets of:/(2)/
   Expenses, net of waivers and reimbursements            0.91%           0.91%        0.92%/6/       0.91%
   Expenses, before waivers and reimbursements            1.35%           1.33%        1.63%          1.98%
   Net investment loss, net of waivers and
    reimbursements                                       (0.61)%         (0.66)%      (0.44)%        (0.15)%
   Net investment loss, before waivers and
    reimbursements                                       (1.05)%         (1.08)%      (1.15)%        (1.22)%
Portfolio Turnover Rate                                 263.21%         306.37%      499.84%        375.29%
----------------------------------------------------------------------------------------------------------

                                                           CLASS D

Selected per share data                                2003      2002 /(3)(5)/
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     6.17   $        7.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                      (0.07)          (0.07)
Net realized and unrealized gains (losses)                2.01           (0.99)
   Total Income (Loss) from Investment Operations         1.94           (1.06)
------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                               --              --
      Total Distributions Paid                              --              --
------------------------------------------------------------------------------
Net Asset Value, End of Period                      $     8.11   $        6.17
------------------------------------------------------------------------------
Total Return/(1)/                                        31.44%         (14.66)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period             $       56   $          29
Ratio to average net assets of:/(2)/
   Expenses, net of waivers and reimbursements            1.30%           1.30%
   Expenses, before waivers and reimbursements            1.74%           1.72%
   Net investment loss, net of waivers and
    reimbursements                                       (1.00)%         (1.05)%
   Net investment loss, before waivers and
    reimbursements                                       (1.44)%         (1.47)%
Portfolio Turnover Rate                                 263.21%         306.37%
------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Financial highlights for the period ended were calculated using the average shares outstanding method.
(4)  Distributions from net investment income were less than $0.01 per share.
(5) For the period June 13, 2002 (commencement of operations) through November 30, 2002.
(6) Expense ratios, net of waivers and reimbursements, for the year would have been 0.91% for Class A, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
(7) For the period December 1, 1999 (commencement of operations) through November 30, 2000.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 20 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                               CLASS A
SMALL COMPANY INDEX PORTFOLIO
Selected per share data                             2003 /(2)/   2002 /(2)/      2001         2000          1999
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $     9.04   $    10.23   $    11.38   $     13.14   $    13.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                     0.10         0.10         0.12          0.14         0.12
Net realized and unrealized gains (losses)                3.12        (1.18)        0.40         (0.23)        1.61
   Total Income (Loss) from Investment Operations         3.22        (1.08)        0.52         (0.09)        1.73
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                            (0.09)       (0.11)       (0.14)        (0.13)       (0.10)
   From net realized gains                                  --           --        (1.53)        (1.54)       (1.51)
      Total Distributions Paid                           (0.09)       (0.11)       (1.67)        (1.67)       (1.61)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $    12.17   $     9.04   $    10.23   $     11.38   $    13.14
-------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                        36.11%      (10.71)%       4.76%        (1.12)%      14.97%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year               $   74,400   $  165,559   $  317,330   $   243,169   $  200,404
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements            0.31%        0.31%        0.31%         0.31%        0.34%/(3)/
   Expenses, before waivers and reimbursements            0.64%        0.59%        0.63%         0.66%        0.81%
   Net investment income, net of waivers and
   reimbursements                                         1.12%        1.07%        1.30%         1.19%        1.27%
   Net investment income, before waivers and
   reimbursements                                         0.79%        0.79%        0.98%         0.84%        0.80%
Portfolio Turnover Rate                                  24.61%       30.29%       39.63%        62.38%      101.01%
-------------------------------------------------------------------------------------------------------------------

                                                                                CLASS D

Selected per share data                             2003 /(2)/   2002 /(2)/   2001 /(2)/    2000 /(2)/      1999
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $     8.92   $    10.07   $    11.20   $     13.01   $    12.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                     0.06         0.05         0.22          0.08         0.10
Net realized and unrealized gains (losses)                3.07        (1.13)        0.23         (0.24)        1.52
   Total Income (Loss) from Investment Operations         3.13        (1.08)        0.45         (0.16)        1.62
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                            (0.07)       (0.07)       (0.05)        (0.11)       (0.04)
   From net realized gains                                  --           --        (1.53)        (1.54)       (1.51)
      Total Distributions Paid                           (0.07)       (0.07)       (1.58)        (1.65)       (1.55)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $    11.98   $     8.92   $    10.07   $     11.20   $    13.01
-------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                        35.40%      (10.87)%       4.18%        (1.76)%      14.13%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year               $      135   $       93   $       62   $       103   $      446
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements            0.70%        0.70%        0.70%         0.70%        0.73%/(3)/
   Expenses, before waivers and reimbursements            1.03%        0.98%        1.02%         1.05%        1.20%
   Net investment income, net of waivers and
    reimbursements                                        0.73%        0.68%        0.91%         0.80%        0.88%
   Net investment income, before waivers and
    reimbursements                                        0.40%        0.40%        0.59%         0.45%        0.41%
Portfolio Turnover Rate                                  24.61%       30.29%       39.63%        62.38%      101.01%
-------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.
(3) Expense ratios, net of waivers and reimbursements, for the year would have been 0.31% and 0.70% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21 EQUITY PORTFOLIOS

EQUITY  PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                           CLASS A
MID CAP GROWTH PORTFOLIO
Selected per share data                             2003 /(3)/   2002 /(2)/          2001          2000 /(6)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     7.94   $     8.96       $    10.33       $    10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                      (0.05)       (0.05)           (0.04)           (0.01)
Net realized and unrealized gains (losses)                2.07        (0.97)           (1.33)            0.34
   Total Income (Loss) from Investment Operations         2.02        (1.02)           (1.37)            0.33
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $     9.96   $     7.94       $     8.96       $    10.33
-------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                        25.44%      (11.38)%         (13.26)%           3.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period             $   27,536   $   26,288       $   34,083       $   37,096
Ratio to average net assets of:/(2)/
   Expenses, net of waivers and reimbursements            0.91%        0.93%/(4)/       0.94%/(4)/       0.93%/(4)/
   Expenses, before waivers and reimbursements            1.30%        1.29%            1.59%            2.08%
   Net investment loss, net of waivers and
    reimbursements                                       (0.57)%      (0.54)%          (0.49)%          (0.26)%
   Net investment loss, before waivers and
    reimbursements                                       (0.96)%      (0.90)%          (1.14)%          (1.41)%
Portfolio Turnover Rate                                 236.64%      153.80%          220.85%          208.25%
-------------------------------------------------------------------------------------------------------------

                                                                      CLASS C
Selected per share data                             2003 /(3)/   2002 /(3)/       2001 /(5)/
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     7.90   $     8.94       $     8.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                      (0.07)       (0.07)           (0.02)
Net realized and unrealized gains (losses)                2.07        (0.97)            0.37
  Total Income (Loss) from Investment Operations          2.00        (1.04)            0.35
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $     9.90   $     7.90       $     8.94
--------------------------------------------------------------------------------------------
Total Return/(1)/                                        25.32%      (11.63)%           4.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period             $    3,186   $    1,146       $      946
Ratio to average net assets of:/(2)/
   Expenses, net of waivers and reimbursements            1.15%        1.17%/(4)/       1.18%/(4)/
   Expenses, before waivers and reimbursements            1.54%        1.53%            1.83%
   Net investment loss, net of waivers and
    reimbursements                                       (0.81)%      (0.78)%          (0.73)%
   Net investment loss, before waivers and
    reimbursements                                      (1.20)%      (1.14)%          (1.38)%
Portfolio Turnover Rate                                 236.64%      153.80%          220.85%
--------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Financial highlights for the years ended were calculated using the average shares outstanding method.
(4) Expense ratios, net of waivers and reimbursements, for the periods would have been 0.91 % and 1.15% for Class A and Class C, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
(5) For the period April 4, 2001 (commencement of operations) through November 30, 2001.
(6) For the period commencing after the close of business December 31, 1999 through November 30, 2000.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 22 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                   CLASS D
MID CAP GROWTH PORTFOLIO

Selected per share data                             2003 /(3)/   2002 /(3)/       2001 /(5)/
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     7.88   $     8.93       $    11.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                      (0.08)       (0.08)           (0.07)
Net realized and unrealized gains (losses)                2.05        (0.97)           (2.06)
   Total Income (Loss) from Investment Operations         1.97        (1.05)           (2.13)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $     9.85   $     7.88       $     8.93
--------------------------------------------------------------------------------------------
Total Return/(1)/                                        25.00%      (11.76)%         (19.26)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period             $      264   $      195       $      136
Ratio to average net assets of:/(2)/
   Expenses, net of waivers and reimbursements            1.30%        1.32%/(4)/       1.33%/(6)/
   Expenses, before waivers and reimbursements            1.69%        1.68%            1.98%
   Net investment loss, net of waivers and
    reimbursements                                       (0.96)%      (0.93)%          (0.88)%
   Net investment loss, before waivers and
    reimbursements                                       (1.35)%      (1.29)%          (1.53)%
Portfolio Turnover Rate                                 236.64%      153.80%          220.85%
--------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Financial highlights for the years ended were calculated using the average shares outstanding method.
(4) Expense ratios, net of waivers and reimbursements, for the year would have been 1.30% for Class D, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
(5) For the period January 29, 2001 (commencement of operations) through November 30, 2001.
(6) Expense ratios, net of waivers and reimbursements, for the period would have been 1.32% for Class D, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 23 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                CLASS A
FOCUSED GROWTH PORTFOLIO

Selected per share data                             2003 /(2)/   2002 /(2)/        2001          2000 /(2)/          1999
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $    10.26   $    12.72     $    17.68       $    20.41       $    16.39
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                --        (0.02)          0.02            (0.09)              --
Net realized and unrealized gains (losses)                0.97        (2.44)         (3.33)            0.44             5.28
   Total Income (Loss) from Investment Operations         0.97        (2.46)         (3.31)            0.35             5.28
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net realized gains                                  --           --          (1.65)           (3.08)           (1.26)
      Total Distributions Paid                              --           --          (1.65)           (3.08)           (1.26)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $    11.23   $    10.26     $    12.72       $    17.68       $    20.41
----------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                         9.45%      (19.34)%       (20.92)%           1.17%           34.23%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year               $  210,064   $  202,117     $  247,114       $  226,975       $  180,557
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements            0.86%        0.88%          0.91%            0.92%/(3)/       0.92%/(3)/
   Expenses, before waivers and reimbursements            1.00%        1.09%          1.27%            1.27%            1.26%
   Net investment loss, net of waivers and
    reimbursements                                       (0.03)%      (0.17)%        (0.07)%          (0.49)%          (0.26)%
   Net investment loss, before waivers and
    reimbursements                                       (0.17)%      (0.38)%        (0.43)%          (0.84)%          (0.60)%
Portfolio Turnover Rate                                 202.69%      148.40%        122.09%          129.05%          110.80%
----------------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS C
Selected per share data                             2003 /(2)/   2002 /(2)/        2001          2000 /(2)/          1999
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $    10.12   $    12.57     $    17.53       $    20.30       $    16.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                         --        (0.05)         (0.02)           (0.14)           (0.03)
Net realized and unrealized gains (losses)                0.93        (2.40)         (3.29)            0.45             5.25
   Total Income (Loss) from Investment Operations         0.93        (2.45)         (3.31)            0.31             5.22
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net realized gains                                  --           --          (1.65)           (3.08)           (1.26)
      Total Distributions Paid                              --           --          (1.65)           (3.08)           (1.26)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $    11.05   $    10.12     $    12.57       $    17.53       $    20.30
----------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                         9.30%      (19.57)%       (21.11)%           0.94%           33.95%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year               $   16,153   $    7,247     $    9,030       $   11,442       $   11,183
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements            1.10%        1.12%          1.15%            1.16%/(3)/       1.16%/(3)/
   Expenses, before waivers and reimbursements            1.24%        1.33%          1.51%            1.51%            1.50%
   Net investment loss, net of waivers and
    reimbursements                                       (0.27)%      (0.41)%        (0.31)%          (0.73)%          (0.50)%
   Net investment loss, before waivers and
    reimbursements                                       (0.41)%      (0.62)%        (0.67)%          (1.08)%          (0.84)%
Portfolio Turnover Rate                                 202.69%      148.40%        122.09%          129.05%          110.80%
----------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.
(3) Expense ratios, net of waivers and reimbursements, for the years would have been 0.91 % and 1.15% for Class A and Class C, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 24 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                                 CLASS D
FOCUSED GROWTH PORTFOLIO

Selected per share data                             2003 /(2)/   2002 /(2)/        2001        2000 /(2)/          1999
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $     9.89   $    12.30     $    17.20     $    20.00       $    16.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             (0.01)       (0.06)          0.06          (0.18)           (0.02)
Net realized and unrealized gains (losses)                0.90        (2.35)         (3.31)          0.46             5.14
   Total Income (Loss) from Investment Operations         0.89        (2.41)         (3.25)          0.28             5.12
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net realized gains                                  --           --          (1.65)         (3.08)           (1.26)
      Total Distributions Paid                              --           --          (1.65)         (3.08)           (1.26)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $    10.78   $     9.89     $    12.30     $    17.20       $    20.00
--------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                         9.11%      (19.67)%       (21.18)%         0.78%           33.74%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year               $    1,800   $      984     $      597     $      643       $      514
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements            1.25%        1.27%          1.30%          1.31%/(3)/       1.31%/(3)/
   Expenses, before waivers and reimbursements            1.39%        1.48%          1.66%          1.66%            1.65%
   Net investment loss, net of waivers and
    reimbursements                                       (0.42)%      (0.56)%        (0.46)%        (0.88)%          (0.65)%
   Net investment loss, before waivers and
    reimbursements                                       (0.56)%      (0.77)%        (0.82)%        (1.23)%          (0.99)%
Portfolio Turnover Rate                                 202.69%      148.40%        122.09%        129.05%          110.80%
--------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.
(3) Expense ratios, net of waivers and reimbursements, for the years would have been 1.30% absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 25 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                   CLASS A
DIVERSIFIED GROWTH PORTFOLIO

Selected per share data                                2003         2002             2001          2000             1999
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $     6.17   $     7.52       $    15.36    $    19.79       $    17.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                     0.04         0.04             0.03          0.01             0.07
Net realized and unrealized gains (losses)                0.91        (1.36)           (1.52)         0.08             3.95
   Total Income (Loss) from Investment Operations         0.95        (1.32)           (1.49)         0.09             4.02
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                            (0.03)       (0.03)           (0.01)        (0.07)           (0.07)
   From net realized gains                                  --           --            (6.34)        (4.45)           (1.92)
      Total Distributions Paid                           (0.03)       (0.03)           (6.35)        (4.52)           (1.99)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $     7.09   $     6.17       $     7.52    $    15.36       $    19.79
---------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                        15.58%      (17.62)%         (16.52)%       (0.47)%          24.66%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year               $   59,580   $   66,371       $  102,133    $  111,612       $  189,077
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements            0.76%        0.73%/(2)/       0.66%         0.69%/(4)/       0.67%/(4)/
   Expenses, before waivers and reimbursements            0.97%        0.97%            1.00%         1.01%            0.96%
   Net investment income, net of waivers and
    reimbursements                                        0.53%        0.49%            0.41%         0.06%            0.33%
   Net investment income (loss), before
    waivers and reimbursements                            0.32%        0.25%            0.07%        (0.26)%           0.04%
Portfolio Turnover Rate                                 104.96%       55.31%           55.76%        63.39%           67.47%
---------------------------------------------------------------------------------------------------------------------------

                                                                                    CLASS D

Selected per share data                                2003      2002 /(3)/          2001       2000 /(5)/       1999 /(5)/
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $     5.93   $     7.23       $    15.02    $    19.49       $    17.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                --         0.03             0.12         (0.05)              --
Net realized and unrealized gains (losses)                0.89        (1.33)           (1.57)         0.07             3.89
   Total Income (Loss) from Investment Operations         0.89        (1.30)           (1.45)         0.02             3.89
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                            (0.01)          --               --         (0.04)              --
   From net realized gains                                  --           --            (6.34)        (4.45)           (1.92)
   In excess of net investment income                       --           --               --            --            (0.01)
      Total Distributions Paid                           (0.01)          --            (6.34)        (4.49)           (1.93)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $     6.81   $     5.93       $     7.23    $    15.02       $    19.49
---------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                        15.07%      (17.98)%         (16.69)%       (0.88)%          24.09%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year               $      448   $      397       $      442    $      515       $      476
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements            1.15%        1.12%/(2)/       1.05%         1.08%/(4)/       1.06%/(4)/
   Expenses, before waivers and reimbursements            1.36%        1.36%            1.39%         1.40%            1.35%
   Net investment income (loss), net of
    waivers and reimbursements                            0.14%        0.10%            0.02%        (0.33)%          (0.06)%
   Net investment loss, before waivers and
    reimbursements                                       (0.07)%      (0.14)%          (0.32)%       (0.65)%          (0.35)%
Portfolio Turnover Rate                                 104.96%       55.31%           55.76%        63.39%           67.47%
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Expense ratios, net of waivers and reimbursements, for the year would have been 0.72% and 1.11% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
(3) Distributions from net investment income were less than $0.01 per share.
(4) Expense ratios, net of waivers and reimbursements, for the years would have been 0.66% and 1.05% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
(5) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 26 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                                CLASS A

EQUITY INDEX PORTFOLIO

Selected per share data                             2003 /(2)/      2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $    12.36   $    15.57    $    21.58    $    25.34    $     22.69
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                     0.19         0.18          0.20          0.27           0.28
Net realized and unrealized gains (losses)                1.57        (2.68)        (2.39)        (1.25)          4.13
   Total Income (Loss) from Investment Operations         1.76        (2.50)        (2.19)        (0.98)          4.41
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                            (0.24)       (0.19)        (0.20)        (0.23)         (0.32)
   From net realized gains                               (0.22)       (0.52)        (3.62)        (2.55)         (1.43)
   In excess of net investment income                       --           --            --            --          (0.01)
      Total Distributions Paid                           (0.46)       (0.71)        (3.82)        (2.78)         (1.76)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $    13.66   $    12.36    $    15.57    $    21.58    $     25.34
----------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                        14.78%      (16.69)%      (12.19)%       (4.57)%        20.53%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year               $  637,603   $  797,850    $  905,174    $  999,478    $ 1,368,157
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements            0.21%        0.21%         0.21%         0.21%          0.21%
   Expenses, before waivers and reimbursements            0.35%        0.37%         0.45%         0.45%          0.44%
   Net investment income, net of waivers and
    reimbursements                                        1.59%        1.34%         1.19%         1.10%          1.19%
   Net investment income, before waivers and
    reimbursements                                        1.45%        1.18%         0.95%         0.86%          0.96%
Portfolio Turnover Rate                                  16.04%       26.53%        14.30%         8.49%         12.81%
----------------------------------------------------------------------------------------------------------------------

                                                                                CLASS C

Selected per share data                             2003 /(2)/      2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $    12.31   $    15.51    $    21.52    $    25.28    $     22.64
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                     0.16         0.14          0.17          0.21           0.22
Net realized and unrealized gains (losses)                1.56        (2.66)        (2.40)        (1.23)          4.12
   Total Income (Loss) from Investment Operations         1.72        (2.52)        (2.23)        (1.02)          4.34
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                            (0.21)       (0.16)        (0.16)        (0.19)         (0.21)
   From net realized gains                               (0.22)       (0.52)        (3.62)        (2.55)         (1.43)
   In excess of net investment income                       --           --            --            --          (0.06)
      Total Distributions Paid                           (0.43)       (0.68)        (3.78)        (2.74)         (1.70)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $    13.60   $    12.31    $    15.51    $    21.52    $     25.28
----------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                        14.56%      (16.89)%      (12.43)%       (4.77)%        20.23%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year               $   27,885   $   47,325    $   70,494    $   91,522    $   113,588
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements             0.45%        0.45%         0.45%         0.45%          0.45%
  Expenses, before waivers and reimbursements             0.59%        0.61%         0.69%         0.69%          0.68%
  Net investment income, net of waivers and
   reimbursements                                         1.35%        1.10%         0.95%         0.86%          0.95%
  Net investment income, before waivers and
   reimbursements                                         1.21%        0.94%         0.71%         0.62%          0.72%
Portfolio Turnover Rate                                  16.04%       26.53%        14.30%         8.49%         12.81%
----------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the year ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 27 EQUITY PORTFOLIOS

EQUITY  PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                               CLASS D
EQUITY INDEX PORTFOLIO

Selected per share data                             2003 /(2)/      2002          2001        2000         1999
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $    12.30   $    15.51   $    21.48   $    25.25   $    22.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                     0.15         0.14         0.13         0.17         0.16
Net realized and unrealized gains (losses)                1.55        (2.69)       (2.34)       (1.23)        4.15
   Total Income (Loss) from Investment Operations         1.70        (2.55)       (2.21)       (1.06)        4.31
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                            (0.19)       (0.14)       (0.14)       (0.16)       (0.14)
   From net realized gains                               (0.22)       (0.52)       (3.62)       (2.55)       (1.43)
   In excess of net investment income                       --           --           --           --        (0.07)
      Total Distributions Paid                           (0.41)       (0.66)       (3.76)       (2.71)       (1.64)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $    13.59   $    12.30   $    15.51   $    21.48   $    25.25
------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                       14.37%      (17.05)%     (12.36)%      (4.93)%      20.15%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year               $    7,569   $    5,397   $    6,105   $    9,904   $   16,397
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements            0.60%        0.60%        0.60%        0.60%        0.60%
   Expenses, before waivers and reimbursements            0.74%        0.76%        0.84%        0.84%        0.83%
   Net investment income, net of waivers and
    reimbursements                                        1.20%        0.95%        0.80%        0.71%        0.80%
   Net investment income, before waivers and
    reimbursements                                        1.06%        0.79%        0.56%        0.47%        0.57%
Portfolio Turnover Rate                                  16.04%       26.53%       14.30%        8.49%       12.81%
------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the year ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 28 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                                CLASS A
BALANCED PORTFOLIO

Selected per share data                             2003 /(2)/   2002 /(3)/      2001         2000         1999
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $    10.65   $    11.76   $    13.69   $    15.12   $    14.95
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                     0.18         0.24         0.35         0.40         0.40
Net realized and unrealized gains (losses)                1.05        (1.08)       (0.86)        0.18         1.55
   Total Income (Loss) from Investment Operations         1.23        (0.84)       (0.51)        0.58         1.95
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                            (0.18)       (0.27)       (0.37)       (0.34)       (0.47)
   From net realized gains                                  --           --        (1.05)       (1.67)       (1.30)
   In excess of net investment income                       --           --           --           --        (0.01)
      Total Distributions Paid                           (0.18)       (0.27)       (1.42)       (2.01)       (1.78)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $    11.70   $    10.65   $    11.76   $    13.69   $    15.12
------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                       11.69%       (7.26)%      (4.11)%       3.98%       14.11%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year               $  129,674   $   88,438   $   97,121   $   73,006   $   76,884
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements            0.61%        0.61%        0.61%        0.61%        0.61%
   Expenses, before waivers and reimbursements            0.79%        0.86%        1.01%        1.07%        0.99%
   Net investment income, net of waivers and
    reimbursements                                        1.61%        2.21%        3.02%        2.83%        2.69%
   Net investment income, before waivers and
    reimbursements                                        1.43%        1.96%        2.62%        2.37%        2.31%
Portfolio Turnover Rate                                 147.53%      133.42%      110.80%       85.81%       77.19%
------------------------------------------------------------------------------------------------------------------

                                                                               CLASS C

Selected per share data                             2003 /(2)/   2002 /(3)/      2001         2000      1999 /(2)/
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $    10.64   $    11.76   $    13.69   $    15.13   $    14.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                     0.16         0.21         0.33         0.36         0.34
Net realized and unrealized gains (losses)                1.05        (1.09)       (0.86)        0.18         1.60
   Total Income (Loss) from Investment Operations         1.21        (0.88)       (0.53)        0.54         1.94
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                            (0.15)       (0.24)       (0.35)       (0.31)       (0.42)
   From net realized gains                                  --           --        (1.05)       (1.67)       (1.30)
      Total Distributions Paid                           (0.15)       (0.24)       (1.40)       (1.98)       (1.72)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $    11.70   $    10.64   $    11.76   $    13.69   $    15.13
------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                       11.54%       (7.56)%      (4.33)%       3.72%       14.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year               $    1,098   $      860   $      905   $      905   $      805
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements            0.85%        0.85%        0.85%        0.85%        0.85%
   Expenses, before waivers and reimbursements            1.03%        1.10%        1.25%        1.31%        1.23%
   Net investment income, net of waivers and              1.37%        1.97%        2.78%        2.59%        2.45%
    reimbursements
   Net investment income, before waivers and              1.19%        1.72%        2.38%        2.13%        2.07%
    reimbursements
Portfolio Turnover Rate                                 147.53%      133.42%      110.80%       85.81%       77.19%
------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.
(3) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 29 EQUITY  PORTFOLIOS

EQUITY  PORTFOLIOS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                                    CLASS D
BALANCED PORTFOLIO

Selected per share data                             2003 /(2)/   2002 /(2)/      2001         2000         1999
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $    10.58   $    11.69   $    13.61   $    15.06   $    14.88
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                     0.13         0.19         0.37         0.34         0.36
Net realized and unrealized gains (losses)                1.05        (1.08)       (0.92)        0.18         1.53
   Total Income (Loss) from Investment Operations         1.18        (0.89)       (0.55)        0.52         1.89
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                            (0.14)       (0.22)       (0.32)       (0.30)       (0.41)
   From net realized gains                                  --           --        (1.05)       (1.67)       (1.30)
      Total Distributions Paid                           (0.14)       (0.22)       (1.37)       (1.97)       (1.71)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $    11.62   $    10.58   $    11.69   $    13.61   $    15.06
------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                       11.24%       (7.66)%      (4.44)%       3.56%       13.73%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year               $      333   $      317   $      257   $      487         $405
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements            1.00%        1.00%        1.00%        1.00%        1.00%
   Expenses, before waivers and reimbursements            1.18%        1.25%        1.40%        1.46%        1.38%
   Net investment income, net of waivers and              1.22%        1.82%        2.63%        2.44%        2.30%
    reimbursements
   Net investment income, before waivers and              1.04%        1.57%        2.23%        1.98%        1.92%
    reimbursements
Portfolio Turnover Rate                                 147.53%      133.42%      110.80%       85.81%       77.19%
------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the year ended were calculated using the average shares outstanding method.
(3) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 30 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2003
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO

                                              NUMBER OF      VALUE
                                               SHARES        (000S)
--------------------------------------------------------------------
COMMON STOCKS - 96.8%
--------------------------------------------------------------------
Australia - 1.8%
   Telstra Corp. Ltd.                            687,313   $   2,452
--------------------------------------------------------------------
Canada - 0.7%
   Royal Bank of Canada                           19,515         926
--------------------------------------------------------------------
China - 2.3%
   PetroChina Co. Ltd., Class H                8,307,080       3,075
--------------------------------------------------------------------
France - 10.3%
   Axa                                           135,107       2,596
   Credit Agricole S.A.                           93,479       2,039
   Societe Generale                               33,140       2,654
   Total S.A.                                     24,713       3,993
   Vivendi Universal S.A.*                       114,902       2,638
--------------------------------------------------------------------
                                                              13,920
--------------------------------------------------------------------
Germany - 9.9%
   Deutsche Bank A.G. (Registered)                39,457       2,751
   Deutsche Telekom A.G. (Registered)*           172,270       2,860
   E.ON A.G.                                      48,195       2,733
   Metro A.G.                                     50,129       2,148
   Muenchener Rueckversicherungs A.G.
    (Registered)                                  25,529       2,902
--------------------------------------------------------------------
                                                              13,394
--------------------------------------------------------------------
Italy - 2.0%
   ENI S.p.A.                                    157,130       2,678
--------------------------------------------------------------------
Japan - 22.4%
   Asahi Glass Co.Ltd.                           350,100       2,577
   Bank of Yokohama (The) Ltd.                   566,000       2,398
   Bridgestone Corp.                             154,000       2,046
   Canon, Inc.                                    51,000       2,356
   JFE Holdings, Inc.                             28,500         668
   Mitsubishi Corp.                              289,000       2,652
   Mitsui Chemicals, Inc.                        374,000       1,994
   Mitsui Mining & Smelting Co. Ltd.             744,000       2,751
   Sony Corp.                                     78,600       2,727
   Tokyo Gas Co. Ltd.                            601,000       2,058
   Yamaha Corp.                                  113,900       2,035
   Yamaha Motor Co. Ltd.                         117,000       1,188
   Yamanouchi Pharmaceutical Co. Ltd.             68,700       1,976
   Yokogawa Electric Corp.                       210,000       2,738
--------------------------------------------------------------------
                                                              30,164
--------------------------------------------------------------------
Netherlands - 6.0%
   ABN AMRO Holding N.V.                          81,043   $   1,784
   Koninklijke Philips Electronics N.V.          133,181       3,784
   Royal KPN N.V.*                               328,000       2,571
--------------------------------------------------------------------
                                                               8,139
--------------------------------------------------------------------
Norway - 1.6%
   DnB Holding ASA                               351,600       2,123
--------------------------------------------------------------------
Spain - 3.0%
   Acerinox S.A.                                  45,996       2,127
   ACS Actividades de Construccion y
    Servicios S.A.                                45,897       1,981
--------------------------------------------------------------------
                                                               4,108
--------------------------------------------------------------------
Sweden - 3.8%
   Atlas Copco AB, Class A                        75,280       2,690
   Skandinaviska Enskilda Banken,
    Class A                                      186,655       2,433
--------------------------------------------------------------------
                                                               5,123
--------------------------------------------------------------------
Switzerland - 10.2%
   Adecco S.A.(Registered)                        49,610       3,078
   Credit Suisse Group                            32,395       1,075
   Nestle S.A.(Registered)                        17,253       4,011
   Novartis A.G.(Registered)                      80,099       3,383
   Zurich Financial Services A.G.                 16,852       2,170
--------------------------------------------------------------------
                                                              13,717
--------------------------------------------------------------------
United Kingdom - 22.8%
   Amersham PLC                                  188,800       2,451
   BHP Billiton PLC                              289,827       2,179
   BP PLC                                        476,969       3,327
   Centrica PLC                                  692,252       2,253
   GlaxoSmithKline PLC                           183,863       4,146
   GUS PLC                                       195,534       2,550
   HSBC Holdings PLC                             253,136       3,836
   Intercontinental Hotels Group PLC             167,448       1,547
   LogicaCMG PLC                                 339,130       1,602
   Reed Elsevier PLC                             253,119       2,085
   Vodafone Group PLC                          2,095,000       4,819
--------------------------------------------------------------------
                                                              30,795
--------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------
(Cost $104,868)                                              130,614

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 31 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2003
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO (continued)

                                             NUMBER OF       VALUE
                                               SHARES        (000S)
--------------------------------------------------------------------
PREFERRED STOCK - 1.6%
--------------------------------------------------------------------
Germany - 1.6%
   Henkel KGaA                                    28,582   $   2,122
--------------------------------------------------------------------
Total Preferred Stock
--------------------------------------------------------------------
(Cost $1,854)                                                  2,122

                                              SHARES/
                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 15.3%
--------------------------------------------------------------------
   Northern Institutional Funds -
    Liquid Assets Portfolio /(1)/             17,554,661      17,555
   State Street Bank & Trust Co.,
    Grand Cayman, Eurodollar Time
    Deposit, 1.04%, 12/1/03                 $      3,081       3,081
--------------------------------------------------------------------
Total Short - Term Investments
--------------------------------------------------------------------
(Cost $20,636)                                                20,636

--------------------------------------------------------------------
Total Investments - 113.7%
--------------------------------------------------------------------
(Cost $127,358)                                              153,372
   Liabilities less Other Assets -
    (13.7)%                                                  (18,433)
--------------------------------------------------------------------
NET ASSETS - 100.0%                                        $ 134,939

(1) Investment relates to cash collateral received from portfolio securities loaned.
*   Non-Income Producing Security

At November 30, 2003, the International Growth Portfolio's investments, (excluding short-term investments) were diversified as follows:

-----------------------------------------------------
INDUSTRY SECTOR                            PERCENTAGE
-----------------------------------------------------
Consumer Discretionary                           15.5%
Consumer Staples                                  6.2
Energy                                            9.8
Financial Services                               22.4
Health Care                                       9.0
Industrials                                       9.8
Information Technology                            5.1
Materials                                         7.3
Telecommunication Services                        9.6
Utilities                                         5.3
-----------------------------------------------------
Total                                           100.0%

At November 30, 2003, the International Growth Portfolio's investments, (excluding short-term investments) were denominated in the following currencies:

-----------------------------------------------------
CONCENTRATION BY CURRENCY                  PERCENTAGE
-----------------------------------------------------
Euro                                             33.4%
United Kingdom Pound                             23.2
Japanese Yen                                     22.7
Swiss Franc                                      10.3
All other currencies less than 5%                10.4
-----------------------------------------------------
Total                                           100.0%
-----------------------------------------------------

At November 30, 2003, the International Growth Portfolio had outstanding forward currency exchange contracts as follows:

-------------------------------------------------------------------
                                 CONTRACT    CONTRACT
                                  AMOUNT      AMOUNT
                                  (LOCAL       (U.S.     UNREALIZED
CONTRACT              DELIVERY   CURRENCY)   DOLLARS)      (LOSS)
  TYPE     CURRENCY     DATE      (000S)      (000S)       (000S)
-------------------------------------------------------------------
           United
           Kingdom
Buy        Pound      12/1/03        1,390   $  2,394   $        (3)
Buy        Euro       12/2/03          853      1,023            --
-------------------------------------------------------------------
Total                                                   $        (3)

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 32 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                              NUMBER OF      VALUE
                                               SHARES        (000S)
--------------------------------------------------------------------
COMMON STOCKS - 99.6%
--------------------------------------------------------------------
Australia - 5.1%
   Alumina Ltd.                                   10,025   $      43
   Amcor Ltd.                                      7,514          45
   AMP Ltd.                                       12,614          54
   Ansell Ltd.*                                    1,440           7
   Aristocrat Leisure Ltd.                         2,493           3
   Australia & New Zealand Banking
    Group Ltd. - New NPV*                          2,452          30
   Australia & New Zealand Banking
    Group Ltd.                                    13,486         164
   Australian Gas Light Co. Ltd.                   4,037          31
   Australian Stock Exchange Ltd.                    900          10
   BMP Billiton Ltd.                              32,004         261
   BlueScope Steel Ltd.                            7,094          26
   Boral Ltd.                                      5,050          18
   Brambles Industries Ltd.                        8,591          28
   Centro Properties Group                         4,900          14
   CFS Gandel Retail Trust                        11,390          11
   Coca-Cola Amatil Ltd.                           3,977          18
   Cochlear Ltd.                                     450           9
   Coles Myer Ltd.                                 9,566          52
   Commonwealth Bank of Australia                 10,707         214
   Commonwealth Property Office Fund              11,582          10
   Computershare Ltd.                              3,700           9
   CSL Ltd.                                        1,418          17
   CSR Ltd.                                        8,400          11
   Deutsche Office Trust                          10,200           8
   Foster's Group Ltd.                            18,398          59
   Futuris Corp. Ltd.                              4,370           4
   General Property Trust                         17,348          37
   Harvey Norman Holdings Ltd.                     4,700          10
   lluka Resources Ltd.                            2,117           6
   Insurance Australia Group Ltd.                 14,962          45
   Investa Property Group                         12,642          18
   James Hardie Industries N.V.                    4,100          2l
   John Fairfax Holdings Ltd.                      7,675          19
   Leighton Holdings Ltd.                          1,200          10
   Lend Lease Corp. Ltd.                           3,501          27
   Lion Nathan Ltd.                                2,500          11
   Macquarie Bank Ltd.                             1,800          44
   Macquarie Goodman Industrial Trust              8,996          10
   Macquarie Infrastructure Group                 16,900          40
   Mayne Group Ltd.                                7,192          18
   Mirvac Group                                    6,152          19
   National Australia Bank Ltd.                   12,911         270
   Newcrest Mining Ltd.                            2,905   $      27
   News Corp. Ltd.                                13,108         112
   News Corp. Ltd.(Preferred Ordinary)            18,654         131
   OneSteel Ltd.                                   4,560           6
   Orica Ltd.                                      2,514          23
   Origin Energy Ltd.                              5,861          20
   PaperlinX Ltd.                                  3,700          12
   Patrick Corp. Ltd.                              1,450          15
   Publishing & Broadcasting Ltd.                  1,200          10
   QBE Insurance Group Ltd.                        5,560          41
   Rinker Group Ltd.                               8,400          36
   Rio Tinto Ltd.                                  2,739          69
   Santos Ltd.                                     5,200          24
   Sonic Healthcare Ltd.                           2,155          11
   Southcorp Ltd.                                  5,672          11
   Stockland - New Unit*                             462           2
   Stockland                                       9,979          37
   Suncorp - Metway Ltd.                           4,700          42
   TAB Ltd.                                        4,000          12
   TABCORP Holdings Ltd.                           3,262          26
   Telstra Corp. Ltd.                             19,480          70
   Toll Holdings Ltd.                              1,900          12
   Transurban Group                                4,245          13
   Wesfarmers Ltd.                                 3,407          70
   Westfield Holdings Ltd.                         3,750          39
   Westfield Trust - New Unit*                       710           2
   Westfield Trust                                19,192          48
   Westpac Banking Corp.                          15,685         174
   WMC Resources Ltd.*                            10,025          35
   Woodside Petroleum Ltd.                         4,150          41
   Woolworths Ltd.                                 9,013          74
--------------------------------------------------------------------
                                                               3,006
--------------------------------------------------------------------
Austria - 0.2%
   Bank Austria Creditanstalt AG*                    260          12
   Boehler-Uddeholm A.G.                              51           3
   Erste Bank Der Oesterreichischen
    Sparkassen A.G.                                  216          25
   Flughafen Wien A.G.                                99           4
   IMMOFINANZ Immobilien Anlagen A.G.*             1,557          12
   Mayr-Melnhof Karton A.G.                           25           3
   Oesterreichische
    Elektrizitaetswirtschafts A.G.
    (Verbund), Class A                                36           4
   OMV A.G.                                          129          18

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 33 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 99.6% - CONTINUED
--------------------------------------------------------------------
Austria - 0.2%  - (continued)
   RHI A.G.                                          174   $       3
   Telekom Austria A.G.*                           1,846          21
   VA Technologie A.G.                                80           2
   Voest-Alpine A.G.                                 153           6
   Wienerberger A.G.                                 257           6
--------------------------------------------------------------------
                                                                 119
--------------------------------------------------------------------
Belgium - 1.1%
   AGFA-Gevaert N.V.                                 950          24
   Barco N.V.                                        100           8
   Bekaert N.V.                                      140           8
   Cofinimmo SA                                       50           7
   Colruyt N.V.                                      150          14
   D'ieteren N.V.                                     40           9
   Delhaize Group                                    658          32
   Dexia                                           5,800          92
   Electrabel S.A.                                   260          76
   Fortis                                          9,240         171
   Groupe Bruxelles Lambert S.A.                     650          32
   Interbrew*                                      1,350          33
   KBC Bankverzekeringsholding                       807          35
   Mobistar S.A.*                                    200          10
   Omega Pharma S.A.                                 150           4
   Solvay S.A                                        565          44
   UCB S.A                                           740          24
   Umicore                                           100           7
--------------------------------------------------------------------
                                                                 630
--------------------------------------------------------------------
Denmark - 0.8%
   A.P. Moller - Maersk A/S                           10          72
   Bang & Olufsen A/S, Class B                        84           3
   Carlsberg A/S, Class B                            200           8
   Coloplast A/S, Class B                            112          10
   Danisco A/S                                       475          20
   Danske Bank A/S                                 4,591          97
   DSV De Sammensluttede Vognmaend  A/S              176           7
   FLS Industries A/S, Class B                       238           3
   GN Store Nord A/S                               1,782          11
   Group 4 Falck A/S                                 697          14
   H. Lundbeck A/S                                   597           9
   ISS A/S                                           395          18
   Kobenhavns Lufthavne                               54           6
   NEG Micon A/S*                                    198   $       2
   NKT Holding A/S                                   132           2
   Novo-Nordisk A/S, Class B                       2,292          88
   Novozymes A/S, Class B                            499          17
   Ostasiatiske Kompagni                             159           6
   TDC A/S                                         1,164          39
   Topdanmark A/S                                    216          11
   Vestas Wind Systems A/S                           964          15
   William Demant Holding A/S*                       258           8
--------------------------------------------------------------------
                                                                 466
--------------------------------------------------------------------
Finland - 1.8%
   Amer Group Ltd.                                   200           8
   Elisa OYJ,Class A                               1,100          15
   Fortum OYJ                                      3,000          30
   KCI Konecranes OYJ                                100           3
   Kesko OYJ, Class B                                500           9
   Kone OYJ, Class B                                 300          16
   Metso OYJ                                         900          11
   Nokia OYJ                                      40,970         738
   Orion-Yhtymae OYJ, Class B                        300           7
   Outokumpu OYJ                                     700           9
   Pohjola Group PLC, Class D                        100           2
   Rautaruukki OYJ                                   700           5
   Sampo OYJ, Class A                              2,400          24
   Stora Enso OYJ (Registered)                     5,800          78
   TietoEnator OYJ                                   700          19
   UPM-Kymmene OYJ                                 4,460          83
   Uponor OYJ                                        300           9
   Wartsila OYJ, Class B                             300           6
--------------------------------------------------------------------
                                                               1,072
--------------------------------------------------------------------
France - 9.3%
   Accor S.A.                                      1,650          69
   Air France                                        600           9
   Air Liquide                                       897         144
   Alcatel S.A.                                   10,699         140
   Alstom                                          2,400           5
   Arcelor                                         3,076          50
   Atos Origin                                       200          13
   Autoroutes du Sud de la France                    600          19
   Aventis S.A.                                    5,804         335
   Axa                                            12,043         231
   BNP Paribas                                     6,887         388

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 34 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 99.6% - CONTINUED
--------------------------------------------------------------------
France - 9.3%  - (continued)
   Bouygues                                        1,800   $      56
   Business Objects S.A.*                            500          17
   Cap Gemini S.A.                                   969          48
   Carrefour S.A.                                  4,893         264
   Cie de Saint-Gobain                             2,728         122
   CNP Assurances                                    300          14
   Credit Agricole S.A.                            3,272          71
   Dassault Systems S.A.                             350          16
   Essilor International S.A.                        900          45
   Etablissements Economiques du Casino
    Guichard - Perrachon S.A.                        350          33
   France Telecom S.A.                             9,153         236
   Gecina                                            150          21
   Groupe Danone                                   1,083         169
   Hermes International                              100          18
   Imerys S.A.                                        50          10
   Klepierre                                         200          11
   L'Oreal S.A.                                    2,887         214
   Lafarge S.A.                                    1,472         117
   Lagardere S.C.A.                                1,100          60
   LVMH Moet Hennessy Louis Vuitton S.A.           1,883         130
   Michelin Compagnie Generale des
    Establissements, Class B                       1,198          48
   Pernod-Ricard                                     520          55
   Peugeot S.A.                                    1,617          76
   Pinault-Printemps-Redoute S.A.                    617          61
   Publicis Groupe                                   800          25
   Renault S.A.                                    1,434          95
   Sagem S.A.                                        157          18
   Sanofi-Synthelabo S.A.                          3,128         212
   Schneider Electric S.A.                         1,661         102
   Societe BIC S.A.                                  250          11
   Societe Generale                                2,756         221
   Societe Television Francaise 1                  1,000          32
   Sodexho Alliance S.A.                             840          24
   Suez S.A.                                       7,129         123
   Technip S.A.                                      179          19
   Thales S.A.                                       700          22
   Thomson (ex-TMM)                                1,601          34
   Total S.A.                                      5,576         901
   Union du Credit-Bail Immobilier                   350          31
   Valeo S.A.                                        654          25
   Veolia Environment                              2,200          52
   Vinci S.A.                                        560     $    45
   Vivendi Universal S.A.                          8,095         186
   Wanadoo*                                        3,200          25
   Zodiac S.A.                                       300           9
--------------------------------------------------------------------
                                                               5,527
--------------------------------------------------------------------
Germany - 6.6%
   Adidas-Salomon A.G.                               400          41
   Allianz A.G. (Registered)                       2,339         263
   Altana A.G.                                       650          39
   BASF A.G.                                       4,628         229
   Bayer A.G.                                      5,846         158
   Bayerische Hypo-und Vereinsbank A.G.            3,017          71
   Beiersdorf A.G.                                   250          28
   Celsio A.G.                                       250          11
   Commerzbank A.G.                                3,850          75
   Continental A.G.                                1,100          38
   DaimlerChrysler A.G. (Registered)               7,360         280
   Deutsche Bank A.G. (Registered)                 4,466         311
   Deutsche Boerse A.G.                              850          43
   Deutsche Lufthansa A.G. (Registered)            1,700          26
   Deutsche Post A.G. (Registered)                 3,453          65
   Deutsche Telekom A.G. (Registered)*            21,058         350
   Douglas Holding A.G.                              300           8
   E.ON A.G.                                       5,008         284
   Epcos A.G.                                        400           9
   Fresenius Medical Care A.G.                       300          19
   HeidelbergCement A.G.                             387          16
   HeidelbergCement A.G. (VVPR)*                      83          --
   Hypo Real Estate Holding*                         754          16
   Infineon Technologies A.G.                      3,850          55
   KarstadtQuelle A.G.                               350           9
   Linde A.G.                                        750          36
   MAN A.G.                                          950          26
   Marschollek Lautenschlaeger und
    Partner A.G.*                                    500          10
   Merck KGaA                                        450          18
   Metro A.G.                                      1,290          55
   Muenchener Rueckversicherungs A.G.
    (Registered)                                   1,343         153
   Puma AG Rudolf Dassler Sport                      150          24
   RWE A.G.                                        3,238         105
   SAP A.G.                                        1,732         266
   Schering A.G.                                   1,500          76
   Siemens A.G.(Registered)                        6,859         500

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 35 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 99.6% - CONTINUED
--------------------------------------------------------------------
Germany - 6.6% - (continued)
   Suedzucker AG                                     450   $       8
   ThyssenKrupp A.G.                               2,750          51
   TUI A.G.                                        1,063          20
   Volkswagen A.G.                                 1,995          99
--------------------------------------------------------------------
                                                               3,891
--------------------------------------------------------------------
Greece - 0.4%
   Alpha Bank A.E.                                 1,320          35
   Aluminum of Greece S.A.I.C.                        70           1
   Coca Cola Hellenic Bottling Co. S.A.              630          14
   Commercial Bank Of Greece                         500          10
   EFG Eurobank Ergasias S.A.                      1,400          24
   Folli-Follie S.A. (Registered)                    120           3
   Greek Organization of Football
    Prognostics S.A.                               1,510          19
   Hellenic Duty Free Shops S.A.                     200           4
   Hellenic Petroleum S.A.                           890           7
   Hellenic Technodomiki Tev S.A.                    540           3
   Hellenic Telecommunications
    Organization S.A.                              2,240          27
   Intracom S.A.                                     650           4
   National Bank Of Greece S.A.                    1,752          39
   Papastratos Cigarette Co.                         140           3
   Piraeus Bank S.A.                               1,040          11
   Public Power Corp.                                713          16
   Technical Olympic S.A.                            610           3
   Titan Cement Co. S.A.                             260          10
   Viohalco                                          870           5
   Vodafone-Panafon S.A.                           1,450          11
--------------------------------------------------------------------
                                                                 249
--------------------------------------------------------------------
Hong Kong - 1.7%
   ASM Pacific Technology                          2,000           8
   Bank of East Asia Ltd.                         12,304          39
   BOC Hong Kong Holdings Ltd.                    24,000          45
   Cathay Pacific Airways Ltd.                     9,000          17
   Cheung Kong Holdings Ltd.                      13,000         103
   Cheung Kong Infrastructure Holdings
    Ltd.                                           4,000           9
   CLP Holdings Ltd.                              16,OO0          78
   Esprit Holdings Ltd.                            6,000          19
   Giordano International Ltd.                    12,000           5
   Hang Lung Properties Ltd.                      10,000          12
   Hang Seng Bank Ltd.                             6,800          87
   Henderson Land Development                      5,000          20
   Hong Kong & China Gas Co. Ltd.                 32,920          49
   Hong Kong Electric Holdings Ltd.               12,500          50
   Hong Kong Exchanges and Clearing Ltd.           9,000   $      19
   Hopewell Holdings Ltd.                          5,000           7
   Hutchison Whampoa Ltd.                         18,500         135
   Hysan Development Co. Ltd.                      5,222           7
   Johnson Electric Holdings                      13,200          18
   Li & Fung Ltd.                                 14,000          24
   MTR Corp.                                      11,000          15
   New World Development Ltd.                     11,974           7
   PCCW Ltd.*                                     16,364          11
   SCMP Group Ltd.                                 8,000           4
   Shangri-La Asia Ltd.                            9,078           8
   Sino Land Co.                                  12,963           7
   SmarTone Telecommunications Holdings
    Ltd.                                           3,000           3
   Sun Hung Kai Properties Ltd.                   11,172          90
   Swire Pacific Ltd., Class A                     8,500          50
   Techtronic Industries Co.                       4,000          11
   Television Broadcasts Ltd.                      3,000          15
   Texwinca Holdings Ltd.                          4,000           3
   Wharf Holdings Ltd.                            11,000          28
   Yue Yuen Industrial Holdings                    4,000          11
--------------------------------------------------------------------
                                                               1,014
--------------------------------------------------------------------
Ireland - 0.7%
   Allied Irish Banks PLC                          7,543         111
   Bank of Ireland                                 8,898         110
   CRH PLC                                         4,666          87
   DCC PLC                                           744          10
   Elan Corp. PLC*                                 3,119          17
   Fyffes PLC                                      2,597           5
   Grafton Group PLC - Units                       1,695          11
   Greencore Group PLC                             1,340           5
   Independent News & Media PLC                    4,867          12
   Irish Life & Permanent PLC                      2,395          33
   Kerry Group PLC, Class A                        1,156          20
   Ryanair Holdings PLC*                           1,575          12
   Waterford Wedgwood PLC                          5,183           2
--------------------------------------------------------------------
                                                                 435
--------------------------------------------------------------------
Italy - 4.0%
   Alleanza  Assicurazioni S.p.A.                  4,338          45
   Arnoldo Mondadori Editore S.p.A.                1,000           8
   Assicurazioni General S.p.A.                    8,483         212
   Autogrill S.p.A.                                1,000          13
   Banca Fideuram S.p.A.                           3,000          19

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 36 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                                NOVEMBER 30,2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 99.6% - CONTINUED
--------------------------------------------------------------------
Italy -4.0% - (continued)
   Banca Intesa S.p.A.                            31,900   $     120
   Banca Intesa S.p.A.- RNC                        7,696          22
   Banca Monte dei Paschi di Siena S.p.A.          8,000          26
   Banca Nazionale del Lavoro S.p.A.(BNL)         13,000          30
   Banca Popolare di Milano SCRL                   3,000          18
   Banche Popolari Unite Scrl*                     2,923          50
   Banco Popolare di Verona e Novara Scrl          3,405          56
   Benetton Group S.p.A.                             800          10
   Bulgari S.p.A.                                  1,000           9
   Capitalia S.p.A.                                9,615          30
   Enel S.p.A                                     18,892         121
   ENI S.p.A.                                     22,217         379
   Fiat S.p.A.*                                    4,149          33
   FinecoGroup S.p.A.                             14,491          11
   Finmeccanica S.p.A.                            53,000          41
   Gruppo Editoriale L'Espresso S.p.A.             1,000           6
   Italcementi S.p.A.                              1,080          13
   Luxottica Group S.p.A.                          1,000          18
   Mediaset S.p.A.                                 5,000          57
   Mediobanca S.p.A.                               4,000          42
   Mediolanum S.p.A.                               2,000          15
   Parmalat Finanziaria S.p.A.                     3,320           9
   Pirelli & C S.p.A.                             12,000          11
   Riunione Adriatica di Sicurta S.p.A.            3,000          48
   Sanpaolo IMI S.p.A.                             8,835         114
   Seat Pagine Gialle S.p.A.*                     32,279          31
   Snam Rete Gas S.p.A                             7,647          30
   SNIA S.p.A.                                     2,680           6
   Telecom Italia Media S.p.A.*                   12,243           6
   Telecom Italia S.p.A.*                         79,078         229
   Telecom Italia S.p.A. - RNC*                   52,395         100
   TIM S.p.A.                                     33,672         173
   Tiscali S.p.A.*                                 2,000          16
   UniCredito Italiano S.p.A.                     33,712         170
--------------------------------------------------------------------
                                                               2,347
--------------------------------------------------------------------
Japan - 21.6%
   77 Bank (The) Ltd.                              3,000          16
   Acom Co. Ltd.                                     700          28
   Aderans Co. Ltd.                                  500           8
   Advantest Corp.                                   600          43
   Aeon Co. Ltd.                                   2,200          71
   Aeon Credit Service Co. Ltd.                      300          13
   Aiful Corp.                                       350   $      21
   Ajinomoto Co., Inc.                             5,000          54
   All Nippon Airways Co. Ltd.                     4,000           9
   Alps Electric Co. Ltd.                          1,000          14
   Amada Co. Ltd.                                  2,000          10
   Amano Corp.                                     1,000           7
   Anritsu Corp.                                   1,000           7
   Aoyama Trading Co. Ltd.                           500          10
   Ariake Japan Co. Ltd.                             200           6
   Asahi Breweries Ltd.                            3,000          25
   Asahi Glass Co. Ltd.                            7,000          51
   Asahi Kasei Corp.                              11,000          52
   Asatsu-DK, Inc.                                   500          12
   Ashikaga Financial Group, Inc.*                 6,000           4
   Autobacs Seven Co. Ltd.                           200           4
   Bandai Co. Ltd.                                   400           9
   Bank of Fukuoka(The)Ltd.                        5,000          21
   Bank of Yokohama (The) Ltd.*                    9,000          38
   Bellsystem 24, Inc.                                40           8
   Benesse Corp.                                     200           4
   Bridgestone Corp.                               5,000          66
   Canon, Inc.                                     7,000         323
   Capcom Co. Ltd.                                   500           5
   Casio Computer Co. Ltd.                         2,000          20
   Central Glass Co Ltd.                           2,000          12
   Central Japan Railway Co.                           8          64
   Chiba Bank (The) Ltd.                           6,000          24
   Chubu Electric Power Co., Inc.                  5,500         110
   Chugai Pharmaceutical Co. Ltd.                  2,300          31
   Citizen Watch Co. Ltd.                          2,000          16
   Coca-Cola West Japan Co. Ltd.                     600          11
   COMSYS Holdings Corp.*                          1,000           5
   Credit Saison Co. Ltd.                          1,200          25
   CSK Corp.                                         600          20
   Dai Nippon Printing Co. Ltd.                    5,000          69
   Daicel Chemical Industries                      2,000           8
   Daido Life Insurance                               10          27
   Daiichi Pharmaceutical Co. Ltd.                 2,000          34
   Daikin Industries Ltd.                          1,000          21
   Daimaru (The), Inc.                             2,000          11
   Dainippon Ink & Chemicals, Inc.*                5,000           9
   Dainippon Screen Manufacturing Co. Ltd.         1,000           7

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 37 EQUITY PORTFOLIOS

EQUITY  PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 99.6% - CONTINUED
--------------------------------------------------------------------
Japan - 21.6% - (continued)
   Daito Trust Construction Co. Ltd.                 800   $      23
   Daiwa House Industry Co. Ltd.                   4,000          38
   Daiwa Securities Group, Inc.                   11,000          71
   Denki Kagaku Kogyo Kabushiki Kaisha             4,000          12
   Denso Corp.                                     4,500          84
   Dentsu, Inc.                                        2           8
   Dowa Mining Co. Ltd.                            2,000          10
   East Japan Railway Co.                             31         141
   Ebara Corp.                                     2,000           8
   Eisai Co. Ltd.                                  2,200          56
   FamilyMart Co. Ltd.                             1,000          22
   Fanuc Ltd.                                      1,100          65
   Fast Retailing Co. Ltd.                           400          24
   Fuji Electric Co. Ltd.                          4,000           9
   Fuji Photo Film Co. Ltd.                        4,000         113
   Fuji Television Network, Inc.                       2          10
   Fujikura Ltd.*                                  3,000          17
   Fujisawa Pharmaceutical Co. Ltd.                2,000          37
   Fujitsu Ltd.                                   14,000          77
   Furukawa Electric (The) Co. Ltd.                5,000          17
   Gunma Bank (The) Ltd.                           3,000          13
   Gunze Ltd.                                      2,000           8
   Hankyu Department Stores                        1,000           7
   Hino Motors Ltd.                                2,000          12
   Hirose Electric Co. Ltd.                          300          35
   Hitachi Cable Ltd.                              1,000           4
   Hitachi Chemical Co. Ltd.                       1,000          15
   Hitachi Ltd.                                   25,000         147
   Hitachi Software Engineering Co. Ltd.             300           8
   Hokugin Financial Group, Inc.                   7,000          11
   Honda Motor Co. Ltd.                            6,600         270
   House Foods Corp.                               1,000          11
   Hoya Corp.                                      1,000          88
   Isetan Co. Ltd.                                 1,000          10
   Ishihara Sangyo Kaisha Ltd.                     2,000          4
   Ishikawajima-Harima Heavy Industries
    Co. Ltd.                                       9,000          11
   ITO EN Ltd.                                       300          11
   Ito-Yokado Co. Ltd.                             3,000         100
   Itochu Corp.                                   12,000          36
   Itochu Techno-Science Corp.                       400          11
   Jafco Co. Ltd.                                    200          15
   Japan Airlines System Corp.                     6,000          15
   Japan Real Estate Investment Corp.                  2   $      12
   Japan Tobacco, Inc.                                 6          40
   JFE Holdings, Inc.                              4,200          98
   JGC Corp.                                       2,000          16
   Joyo Bank (The) Ltd.                            6,000          18
   JSR Corp.                                       2,000          43
   Kajima Corp.                                    7,000          22
   Kaken Pharmaceutical Co. Ltd.                   1,000           5
   Kamigumi Co. Ltd.                               2,000          13
   Kanebo Ltd.*                                    3,000           3
   Kaneka Corp.                                    2,000          14
   Kansai Electric Power Co., Inc.                 6,000         100
   Kao Corp.                                       5,000         102
   Kawasaki Heavy Industries Ltd.                 10,000          11
   Kawasaki Kisen Kaisha Ltd.                      4,000          16
   Keihin Electric Express Railway Co.
    Ltd.                                           3,000          17
   Keio Electric Railway Co. Ltd.                  5,000          26
   Keyence Corp.                                     300          67
   Kikkoman Corp.                                  1,000           7
   Kinden Corp.                                    1,000           4
   Kinki Nippon Railway Co. Ltd.                  13,000          36
   Kirin Brewery Co. Ltd.                          6,000          48
   Kokuyo Co. Ltd.                                 1,000          11
   Komatsu Ltd.                                    8,000          46
   Konami Corp.                                      700          18
   Konica Minolta Holdings, Inc.                   3,500          41
   Koyo Seiko Co. Ltd.                             1,000           9
   Kubota Corp.                                    9,000          33
   Kuraray Co. Ltd.                                3,000          22
   Kurita Water Industries Ltd.                      400           4
   Kyocera Corp.                                   1,400          85
   Kyowa Hakko Kogyo Co. Ltd.                      3,000          17
   Kyushu Electric Power Co., Inc.                 3,200          53
   Lawson, Inc.                                      500          18
   Mabuchi Motor Co. Ltd.                            300          22
   Makita Corp.                                    1,000           9
   Marubeni Corp.                                 11,000          18
   Marui Co. Ltd.                                  2,300          28
   Matsushita Electric Industrial Co. Ltd.        18,000         232
   Matsushita Electric Works Ltd.                  4,000          29
   Meiji Dairies Corp.                             2,000           8
   Meiji Seika Kaisha Ltd.                         3,000          11

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 38 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 99.6% - CONTINUED
--------------------------------------------------------------------
Japan - 21.6% - (continued)
   Meitec Corp.                                      500   $      18
   Millea Holdings Inc.                               13         140
   Minebea Co. Ltd.                                3,000          15
   Mitsubishi Chemical Corp.                      14,000          32
   Mitsubishi Corp.                                9,000          83
   Mitsubishi Electric Corp.*                     15,000          59
   Mitsubishi Estate Co. Ltd.                      9,000          80
   Mitsubishi Gas Chemical Co.                     3,000           9
   Mitsubishi Heavy Industries Ltd.               26,000          69
   Mitsubishi Logistics Corp.                      1,000           8
   Mitsubishi Materials Corp.                      8,000          12
   Mitsubishi Rayon Co. Ltd.                       4,000          14
   Mitsubishi Tokyo Financial Group, Inc.             36         269
   Mitsui & Co. Ltd.                              10,000          67
   Mitsui Chemicals, Inc.                          5,000          27
   Mitsui Engineering Shipbuilding Co.
    Ltd.                                           6,000           8
   Mitsui Fudosan Co. Ltd.                         6,000          52
   Mitsui Mining & Smelting Co. Ltd.               5,000          18
   Mitsui O.S.K. Lines Ltd.                        7,000          28
   Mitsui Sumitomo Insurance Co. Ltd.             11,000          82
   Mitsui Trust Holding, Inc.                      5,000          24
   Mitsukoshi Ltd.*                                3,000          11
   Mitsumi Electric Co. Ltd.                       1,000          10
   Mizuho Financial Group, Inc.                       52         136
   Murata Manufacturing Co. Ltd.                   2,000         113
   Namco Ltd.                                        300           8
   NEC Corp.                                      12,000          87
   NET One Systems Co. Ltd.                            2          14
   NGK Insulators Ltd.                             2,000          13
   NGK Spark Plug Co. Ltd.                         1,000           8
   Nichii Gakkan Co.                                 110           6
   Nichirei Corp.                                  2,000           6
   Nidec Corp.                                       400          40
   Nikko Cordial Corp.                            11,000          56
   Nikon Corp.                                     2,000          25
   Nintendo Co. Ltd.                                 800          69
   Nippon Building Fund, Inc.                          2          13
   Nippon Express Co. Ltd.                         7,000          30
   Nippon Kayaku Co. Ltd.                          1,000           5
   Nippon Meat Packers, Inc.                       1,000          10
   Nippon Mining Holdings, Inc.                    4,000          13
   Nippon Oil Corp.                               11,000          54
   Nippon Sanso Corp.                              2,000   $       8
   Nippon Sheet Glass Co. Ltd.                     3,000           8
   Nippon Shokubai Co. Ltd.                        1,000           7
   Nippon Steel Corp.                             51,000          98
   Nippon Telegraph & Telephone Corp.                 45         216
   Nippon Unipac Holding                               8          38
   Nippon Yusen Kabushiki Kaisha                   8,000          31
   Nishimatsu Construction Co. Ltd.                2,000           7
   Nissan Chemical Industries                      1,000           9
   Nissan Motor Co. Ltd.                          21,700         248
   Nisshin Seifun Group, Inc.                      1,000           8
   Nisshinbo Industries, Inc.                      1,000           5
   Nissin Food Products Co. Ltd.                   1,100          26
   Nitto Denko Corp.                               1,300          66
   Nomura Holdings, Inc.                          15,000         238
   NSK Ltd.                                        4,000          14
   NTN Corp.                                       4,000          18
   NTT Data Corp.                                     11          40
   NTT DoCoMo, Inc.                                  150         323
   Obayashi Corp.                                  5,000          19
   OJI Paper Co. Ltd.                              7,000          41
   Oki Electric Industry Co. Ltd.*                 5,000          19
   Okumura Corp.                                   2,000           8
   Olympus Optical Co. Ltd.                        2,000          43
   Omron Corp.                                     2,000          38
   Onward Kashiyama Co. Ltd.                       1,000          11
   Oracle Corp. Japan                                400          20
   Oriental Land Co. Ltd.                            400          22
   ORIX Corp.                                        700          51
   Osaka Gas Co. Ltd.                             18,000          47
   Pioneer Corp.                                   1,000          26
   Promise Co. Ltd.                                  900          38
   QP Corp. of Japan                               1,400          11
   Resona Holdings, Inc.*                         40,000          50
   Ricoh Co. Ltd.                                  5,000          91
   Rohm Co. Ltd.                                     900         105
   Saizeriya Co. Ltd.                                400           4
   Sanden Corp.                                    1,000           5
   Sankyo Co. Ltd.                                 3,000          54
   Sankyo Co. Ltd. - Gunma                           300          10
   Sanyo Electric Co. Ltd.                        13,000          58
   Sapporo Breweries Ltd.                          2,000           5

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 39 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 99.6% - CONTINUED
--------------------------------------------------------------------
Japan - 21.6% - (continued)
   Secom Co. Ltd.                                  1,500   $      54
   Sega Corp.*                                       900           8
   Seiko Epson Corp.                                 400          15
   Seino Transportation Co. Ltd.                   1,000           7
   Sekisui Chemical Co. Ltd.                       4,000          18
   Sekisui House Ltd.                              4,000          38
   Seven-Eleven Japan Co. Ltd.                     4,000         116
   Sharp Corp.                                     7,000         105
   Shimachu Co. Ltd.                                 400           8
   Shimamura Co. Ltd.                                200          12
   Shimano, Inc.                                   1,000          19
   Shimizu Corp.                                   4,000          14
   Shin-Etsu Chemical Co. Ltd.                     3,300         122
   Shionogi & Co. Ltd.                             2,000          33
   Shiseido Co. Ltd.                               3,000          34
   Shizuoka Bank (The) Ltd.                        5,000          35
   Showa Denko K.K.*                               8,000          17
   Showa Shell Sekiyu K.K.                         1,000           8
   Skylark Co. Ltd.                                1,100          16
   SMC Corp. of Japan                                400          48
   Snow Brand Milk Products Co. Ltd.*              1,500           4
   Softbank Corp.                                  1,700          64
   Sompo Japan Insurance, Inc.                     6,000          45
   Sony Corp.                                      7,800         271
   Stanley Electric Co. Ltd.                       1,000          19
   Sumitomo Bakelite Co. Ltd.                      1,000           6
   Sumitomo Chemical Co. Ltd.                     10,000          36
   Sumitomo Corp.                                  6,000          37
   Sumitomo Electric Industries Ltd.               5,000          41
   Sumitomo Heavy Industries Ltd.*                 4,000           8
   Sumitomo Metal Industries Ltd.                 26,000          22
   Sumitomo Metal Mining Co. Ltd.                  5,000          32
   Sumitomo Mitsui Financial Group, Inc.              34         166
   Sumitomo Osaka Cement Co. Ltd.                  3,000           5
   Sumitomo Realty & Development Co. Ltd.          3,000          23
   Sumitomo Trust & Banking (The) Co. Ltd.         8,000          43
   Suruga Bank (The) Ltd.                          2,000          11
   Suzuken Co. Ltd.                                  500          13
   Taiheiyo Cement Corp.*                          6,400          15
   Taisei Corp.                                    7,000          23
   Taisho Pharmaceutical Co. Ltd.                  1,000          17
   Taiyo Yuden Co. Ltd.                            1,000          12
   Takara Holdings, Inc.                           1,000   $       8
   Takashimaya Co. Ltd.                            2,000          14
   Takeda Chemical Industries Ltd.                 7,800         299
   Takefuji Corp.                                    590          32
   Takuma Co. Ltd.                                 1,000           5
   TDK Corp.                                       1,000          65
   Teijin Ltd.                                     7,000          19
   Teikoku Oil Co. Ltd.                            2,000           9
   Terumo Corp.                                    1,400          25
   THK Co. Ltd.                                      800          16
   TIS, Inc.                                         500          16
   Tobu Railway Co. Ltd.                           6,000          20
   Toda Corp.                                      2,000           5
   Toho Co. Ltd. of Tokyo                          1,100          13
   Tohoku Electric Power Co., Inc.                 3,800          60
   Tokyo Broadcasting System, Inc.                   500           8
   Tokyo Electric Power Co., Inc.                 10,200         211
   Tokyo Electron Ltd.                             1,300          92
   Tokyo Gas Co. Ltd.                             23,000          79
   Tokyo Style Co. Ltd.                            1,000          10
   Tokyu Corp.                                     9,000          42
   TonenGeneral Sekiyu KK                          3,000          24
   Toppan Printing Co. Ltd.                        5,000          46
   Toray Industries, Inc.                         10,000          39
   Toshiba Corp.                                  24,000          89
   Tosoh Corp.                                     4,000          11
   Tostem Inax Holding Corp.                       2,000          35
   Toto Ltd.                                       3,000          23
   Toyo Seikan Kaisha Ltd.                         1,000          11
   Toyo Suisan Kaisha Ltd.                         1,000          10
   Toyobo Co. Ltd.                                 5,000          10
   Toyoda Gosei Co. Ltd.                             300           9
   Toyota Industries Corp.                         1,000          19
   Toyota Motor Corp.                             23,100         694
   Trend Micro, Inc.*                              1,000          25
   Ube Industries Ltd. of Japan                    6,000          11
   UFJ Holdings, Inc.                                 32         137
   Uni-Charm Corp.                                   400          19
   UNY Co. Ltd.                                    1,000          10
   Ushio, Inc.                                     1,000          16
   USS Co Ltd.                                       100           7
   Wacoal Corp.                                    1,000           8

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 40 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 99.6% - CONTINUED
--------------------------------------------------------------------
Japan - 21.6% - (continued)
   West Japan Railway Co.                             10   $      38
   World Co. Ltd.                                    500          15
   Yamada Denki Co. Ltd.                           1,000          30
   Yamaha Corp.                                    1,000          18
   Yamaha Motor Co. Ltd.                           1,000          10
   Yamanouchi Pharmaceutical Co. Ltd.              2,400          69
   Yamato Transport Co. Ltd.                       3,000          35
   Yamazaki Baking Co. Ltd.                        1,000           8
   Yokogawa Electric Corp.                         2,000          26
--------------------------------------------------------------------
                                                              12,794
--------------------------------------------------------------------
Malaysia - 0.0%
   Promet BHD                                      4,000          --
   Silverstone Corp. BHD                             352          --
--------------------------------------------------------------------
                                                                  --
--------------------------------------------------------------------
Netherlands - 5.1%
   ABN AMRO Holding N.V.                          12,912         284
   Aegon N.V.                                     12,034         160
   Akzo Nobel N.V.                                 2,419          84
   ASML Holding N.V.*                              4,077          77
   Corio N.V.                                        389          14
   DSM N.V.                                          719          33
   Euronext N.V.                                     800          19
   European Aeronautic Defense & Space Co.         2,400          52
   Hagemeyer N.V.                                    914           2
   Heineken N.V.                                   1,744          65
   IHC Caland N.V.                                   269          13
   ING Groep N.V. - CVA                           14,467         310
   Koninklijke Ahold N.V.*                         5,801          42
   Koninklijke Numico N.V. - CVA                   1,328          34
   Koninklijke Philips Electronics N.V.           11,241         319
   Koninklijke Vendex KBB N.V. - CVA                 813          10
   OCE N.V.                                          699          10
   Qiagen N.V.*                                    1,100          13
   Reed Elsevier N.V.                              5,586          68
   Rodamco Europe N.V.                               399          22
   Royal Dutch Petroleum Co.                      17,931         806
   Royal KPN N.V.                                 15,520         122
   TPG N.V.                                        2,992          64
   Unilever N.V. - CVA                             4,882         293
   Vedior N.V. - CVA                                 792          12
   VNU N.V.                                        1,985          62
   Wereldhave N.V.                                   175   $      12
   Wolters Kluwer N.V. - CVA                       2,413          37
--------------------------------------------------------------------
                                                               3,039
--------------------------------------------------------------------
New Zealand - 0.2%
   Auckland International Airport Ltd.             2,192           9
   Carter Holt Harvey Ltd.                         7,500           8
   Contact Energy Ltd.                             2,600           9
   Fisher & Paykel Appliances Holdings
    Ltd.                                           1,920           5
   Fisher & Paykel Healthcare Corp.                  644           5
   Fletcher Building Ltd.                          3,579           9
   Fletcher Challenge Forests Ltd.*                1,463           1
   Independent Newspapers Ltd.                     1,400           5
   NGC Holdings Ltd.                               2,000           2
   Sky City Entertainment Group Ltd.               4,000          12
   Sky Network Television Ltd.*                      800           3
   Telecom Corp. of New Zealand Ltd.              16,780          56
   Tower Ltd.*                                     3,100           2
   Warehouse Group Ltd.                            1,200           4
--------------------------------------------------------------------
                                                                 130
--------------------------------------------------------------------
Norway - 0.5%
   Aker Kvaerner ASA                                 245           4
   DnB Holding ASA                                 3,500          21
   Frontline Ltd.                                    400           9
   Gjensidige NOR ASA                                500          22
   Norsk Hydro ASA                                 1,310          75
   Norske Skogindustrier ASA                         900          17
   Orkla ASA                                       1,900          42
   Schibsted ASA                                     400           7
   Smedvig ASA, Class A                              300           2
   Statoil ASA                                     3,900          39
   Storebrand ASA                                  1,300           8
   Tandberg ASA*                                   1,000           7
   Telenor ASA                                     6,450          39
   Tomra Systems ASA                               1,500           9
--------------------------------------------------------------------
                                                                 301
--------------------------------------------------------------------
Portugal - 0.4%
   Banco BPI S.A. (Registered)                     3,400          11
   Banco Comercial Portugues S.A.
    (Registered)                                  17,400          36
   Banco Espirito Santo S.A. (Registered)            918          14
   Brisa-Auto Estradas de Portugal S.A.            2,400          15
   Cimpor Cimentos de Portugal S.A.                1,400           7
   Electricidade de Portugal S.A.                 16,000          40

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 41 EQUITY PORTFOLIOS

EQUITY  PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 99.6% - CONTINUED
--------------------------------------------------------------------
Portugal - 0.4% - (continued)
   Jeronimo Martins, SGPS, S.A.*                     300   $       3
   Portugal Telecom, SGPS, S.A.
    (Registered)                                   8,446          79
   PT Multimedia Servicos de
   Telecomunicacoes e Multimedia, SGPS,
    S.A.*                                            400           7
   Sonae, SGPS, S.A.                               8,900           7
--------------------------------------------------------------------
                                                                 219
--------------------------------------------------------------------
Singapore - 0.8%
   Allgreen Properties Ltd.                        4,000           2
   CapitaLand Ltd.                                 8,500           8
   Chartered Semiconductor Manufacturing
    Ltd.*                                          8,500           8
   City Developments Ltd.                          4,000          14
   ComfortDelgro Corp. Ltd.                       15,000           7
   Creative Technology Ltd.                          200           2
   Cycle & Carriage Ltd.                           1,382           5
   Datacraft Asia Ltd.                             2,000           2
   DBS Group Holdings Ltd.                         9,198          75
   Fraser and Neave Ltd.                           1,530          10
   Haw Par Corp. Ltd.                                711           2
   Keppel Corp. Ltd.                               5,250          17
   Keppel Land Ltd.                                3,000           3
   Neptune Orient Lines Ltd.*                      7,370           9
   Oversea-Chinese Banking Corp.                   8,980          62
   Parkway Holdings Ltd.                           5,000           3
   SembCorp Industries Ltd.                        7,494           6
   SembCorp Logistics Ltd.                         2,000           2
   SembCorp Marine Ltd.                            4,000           2
   Singapore Airlines Ltd.                         5,000          35
   Singapore Exchange Ltd.                         6,000           6
   Singapore Land Ltd.                             1,000           2
   Singapore Press Holdings Ltd.                   2,893          33
   Singapore Technologies Engineering Ltd.        11,000          12
   Singapore Telecommunications Ltd.              56,000          58
   SMRT Corp. Ltd.                                 5,000           2
   ST Assembly Test Services Ltd.*                 2,000           2
   United Overseas Bank Ltd.                      10,392          78
   United Overseas Land Ltd.                       3,000           3
   Venture Corp. Ltd.                              2,000          22
   Wing Tai Holdings Ltd.                          3,000           1
--------------------------------------------------------------------
                                                                 493
--------------------------------------------------------------------
Spain - 3.5%
   Abertis Infraestructuras S.A.                   1,960          27
   Acciona S.A.                                      300          17
   Acerinox S.A.                                     475   $      22
   ACS Actividades de Construccion y
    Servicios S.A.                                   300          13
   Altadis S.A.                                    2,551          68
   Amadeus Global Travel Distribution
    S.A., Class A                                  2,000          12
   Antena 3 Television S.A.*                         136           6
   Banco Bilbao Vizcaya Argentaria S.A.           25,932         311
   Banco Popular Espanol S.A.                      1,400          73
   Banco Santander Central Hispano S.A.           36,655         381
   Corporacion Mapfre S.A.                           679           9
   Endesa S.A.                                     8,053         132
   Fomento de Construcciones y  Contratas
    S.A.                                             426          15
   Gas Natural SDG S.A.                            1,775          37
   Grupo Dragados S.A.                             1,020          21
   Grupo Ferrovial S.A.                              600          18
   Iberdrola S.A.                                  6,821         118
   Iberia (Lineas Aereas de Espana)                3,800          10
   Inditex S.A.                                    1,970          44
   Indra Sistemas S.A.                             1,100          13
   NH Hoteles S.A.*                                  800           9
   Promotora de Informaciones S.A. (Prisa)           600           8
   Repsol YPF S.A.                                 8,166         143
   Sacyr Vallehermoso S.A.                           825          12
   Sociedad General de Aguas de
   Barcelona S.A.                                    525           7
   Telefonica Publicidad e Informacion
    S.A.                                           1,400           7
   Telefonica S.A.*                               40,213         521
   Union Fenosa S.A.                               1,763          29
   Zeltia S.A.                                     1,300           8
--------------------------------------------------------------------
                                                               2,091
--------------------------------------------------------------------
Sweden - 2.3%
   Alfa Laval AB                                     600           9
   Assa Abloy AB, Class B                          2,600          30
   Atlas Copco AB, Class A                         1,000          36
   Atlas Copco AB, Class B                           600          20
   Axfood AB                                         200           4
   Billerud A.B.                                     500           7
   Castellum AB                                      300           6
   Drott AB, Class B                                 700          12
   Electrolux AB, Class B                          2,640          56
   Eniro AB                                        1,400          13
   Gambro AB, Class A                              1,500          12
   Gambro AB, Class B                                800           7
   Getinge AB, Class B                             1,600          15

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 42 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 99.6% - CONTINUED
--------------------------------------------------------------------
Sweden - 2.3% - (continued)
   Hennes & Mauritz AB, Class B                    4,240   $      99
   Hoganas AB, Class B                               200           4
   Holmen AB, Class B                                400          14
   Modern Times Group AB, Class B*                   400           8
   Nordea AB                                      21,300         141
   OM AB                                             400           4
   Sandvik AB                                      2,000          64
   SAS AB*                                           600           6
   Securitas AB, Class B                           2,700          33
   Skandia Forsakrings AB                          7,310          25
   Skandinaviska Enskilda Banken, Class A          4,200          55
   Skanska AB, Class B                             3,200          26
   SKF AB, Class A                                   200           7
   SKF AB, Class B                                   811          30
   SSAB Svenskt Stal AB, Series A                    500           8
   SSAB Svenskt Stal AB, Series B                    200           3
   Svenska Cellulosa AB, Class B                   1,700          66
   Svenska Handelsbanken AB, Class A               4,900          90
   Svenska Handelsbanken AB, Class B                 400           7
   Swedish Match AB                                2,900          26
   Tele2 AB, Class B*                                900          46
   Telefonaktiebolaget LM Ericsson,
    Class B*                                     129,540         209
   TeliaSonera AB                                 14,600          65
   Trelleborg AB, Class B                            600           9
   Volvo AB, Class A                                 900          25
   Volvo AB, Class B                               2,000          58
   WM-Data AB, Class B                             2,100           4
--------------------------------------------------------------------
                                                               1,359
--------------------------------------------------------------------
Switzerland - 7.5%
   ABB Ltd.                                        8,792          43
   Adecco S.A. (Registered)                        1,100          68
   Ciba Specialty Chemicals A.G.
    (Registered)                                     600          42
   Clariant A.G. (Registered)                      1,300          18
   Compagnie Financiere Richemont A.G.,
    Class A                                        4,407         109
   Credit Suisse Group                            10,133         336
   Geberit A.G. (Registered)                          25          11
   Givaudan S.A. (Registered)                         65          30
   Holcim Ltd. (Registered)                        1,300          57
   Kudelski S.A. (Bearer)*                           300          10
   Kuoni Reisen Holding (Registered)                  27           9
   Logitech International S.A.
    (Registered)                                     400          17
   Lonza Group A.G. (Registered)                     378          18
   Nestle S.A. (Registered)                        3,446   $     801
   Nobel Biocare Holding A.G.                        200          19
   Novartis A.G. (Registered)                     20,317         858
   Roche Holding A.G. (Bearer)                       250          33
   Roche Holding A.G. (Genusschein)                5,965         538
   Schindler Holding A.G.                             50          11
   Serono S.A., Class B                               55          38
   SGS Societe Generale de Surveillance
    Holdings S.A. (Registered)                        30          18
   STMicroelectronics N.V.                         5,253         145
   Sulzer A.G. (Registered)                           40          10
   Swatch Group A.G. (Registered)                    500          12
   Swatch Group A.G., Class B                        300          34
   Swiss Reinsurance (Registered)                  2,890         180
   Swisscom A.G. (Registered)                        220          66
   Syngenta A.G.                                     956          59
   Synthes-Stratec, Inc.                              40          36
   UBS A.G. (Registered)                          10,058         648
   Unaxis Holding A.G. (Registered)                   75          10
   Valora Holding A.G.                                35           8
   Zurich Financial Services A.G.                  1,211         156
--------------------------------------------------------------------
                                                               4,448
--------------------------------------------------------------------
United Kingdom - 26.0%
   3i Group PLC                                    5,304          56
   Aegis Group PLC                                10,000          17
   Aggreko PLC                                     2,000           5
   Alliance Unichem PLC                            2,000          17
   Amec PLC                                        3,047          14
   Amersham PLC                                    6,538          85
   Amvescap PLC                                    6,547          46
   ARM Holdings PLC*                               9,000          19
   Associated British Ports Holdings PLC           2,462          18
   AstraZeneca PLC                                14,612         664
   Aviva PLC                                      19,708         158
   BAA PLC                                         9,508          77
   BAE Systems PLC                                27,563          82
   Balfour Beatty PLC                              4,158          16
   Barclays PLC                                   55,814         492
   Barratt Developments PLC                        2,235          19
   BBA Group PLC                                   4,101          17
   Berkeley Group (The) PLC                        1,000          14
   BG Group PLC                                   31,053         146

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 43 EQUITY PORTFOLIOS

EQUITY  PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 99.6% - CONTINUED
--------------------------------------------------------------------
United Kingdom - 26.0% - (continued)
   BHP Billiton PLC                               21,923   $     165
   BOC Group PLC                                   4,037          56
   Boots Group PLC                                 7,319          89
   BP PLC                                        188,776       1,317
   BPB PLC                                         4,000          24
   Brambles Industries PLC                         6,646          20
   British Airways PLC*                            5,120          20
   British American Tobacco PLC                   14,270         179
   British Land Co. PLC                            4,035          38
   British Sky Broadcasting PLC*                  10,750         125
   BT Group PLC                                   77,050         230
   Bunzl PLC                                       4,329          33
   Cable & Wireless PLC                           20,811          47
   Cadbury Schweppes PLC                          17,990         115
   Canary Wharf Group PLC*                         4,000          17
   Capita Group PLC                                6,000          26
   Carlton Communications PLC                      6,148          24
   Carnival PLC                                    1,527          54
   Cattles PLC                                     3,000          16
   Celltech Group PLC*                             2,000          12
   Centrica PLC                                   37,481         122
   Close Brothers Group PLC                        1,000          12
   Cobham PLC                                      1,000          20
   Compass Group PLC                              19,390         117
   Daily Mail & General Trust N.V.,
    Class A                                        3,000          32
   Davis Service Group PLC                         2,000          12
   De La Rue PLC                                   1,850           9
   Diageo PLC                                     26,492         331
   Dixons Group PLC                               17,342          41
   Electrocomponents PLC                           4,000          24
   Emap PLC                                        2,000          29
   EMI Group PLC                                   6,737          20
   Enterprise Inns PLC                             2,000          32
   Exel PLC                                        3,053          40
   FirstGroup PLC                                  4,000          19
   FKI PLC                                         5,000           9
   Friends Provident PLC                          15,000          33
   GKN PLC                                         6,646          30
   GlaxoSmithKline PLC                            51,119       1,153
   Granada PLC                                    24,688          52
   Great Portland Estates PLC                      1,800           7
   GUS PLC                                         8,703         113
   Hammerson PLC                                   2,040   $      22
   Hanson PLC                                      7,000          49
   Hays PLC                                       15,000          33
   HBOS PLC                                       32,340         406
   Hilton Group PLC                               14,226          52
   HSBC Holdings PLC                              94,721       1,435
   IMI PLC                                         3,000          18
   Imperial Chemical Industries PLC               11,000          36
   Imperial Tobacco Group PLC                      6,228         114
   Intercontinental Hotels Group PLC*              6,367          59
   International Power PLC*                       10,302          20
   Invensys PLC                                   31,495          11
   Johnson Matthey PLC                             2,000          35
   Kelda Group PLC                                 3,350          26
   Kesa Electricals PLC                            4,842          20
   Kidde PLC                                       7,307          13
   Kingfisher PLC                                 20,309          96
   Land Securities Group PLC                       4,247          70
   Legal & General Group PLC                      57,499          99
   Liberty International PLC                       2,000          23
   Lloyds TSB Group PLC                           47,687         337
   LogicaCMG PLC                                   6,344          30
   Man Group PLC                                   2,000          49
   Marks & Spencer Group PLC                      20,433          94
   MFI Furniture PLC                               5,000          12
   Misys PLC                                       5,008          25
   Mitchells & Butlers PLC*                        6,367          25
   National Grid Transco PLC                      27,209         184
   Next PLC                                        2,337          45
   Novar PLC                                       3,900           9
   Pearson PLC                                     7,135          79
   Peninsular & Oriental Steam Navigation
    (The) Co.                                      6,559          28
   Persimmon PLC                                   2,000          16
   Pilkington PLC                                  8,974          14
   Provident Financial PLC                         2,342          25
   Prudential PLC                                 18,187         140
   Rank Group PLC                                  5,215          26
   Reckitt Benckiser PLC                           5,353         117
   Reed Elsevier PLC                              11,254          93
   Rentokil Initial PLC                           16,716          63
   Reuters Group PLC                              13,270          56
   Rexam PLC                                       4,631          34

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 44 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 99.6% - CONTINUED
--------------------------------------------------------------------
United Kingdom - 26.0%  - (continued)
   Rio Tinto PLC                                   9,484   $     227
   RMC Group PLC                                   2,000          21
   Rolls-Royce Group PLC                          13,000          40
   Royal & Sun Alliance Insurance Group
    PLC                                           26,000          38
   Royal Bank of Scotland Group PLC               23,868         666
   SABMiller PLC                                   6,874          69
   Safeway PLC                                     9,000          43
   Sage Group (The) PLC                           11,000          34
   Sainsbury (J.) PLC                             12,932          67
   Schroders PLC                                     690           8
   Scottish & Newcastle PLC                        7,464          47
   Scottish & Southern Energy PLC                  7,706          86
   Scottish Power PLC                             17,000         105
   Securicor PLC                                   4,650           7
   Serco Group PLC                                 4,000          12
   Severn Trent PLC                                3,000          37
   Shell Transport & Trading Co. PLC
    (Registered)                                  82,573         522
   Signet Group PLC                               15,300          26
   Slough Estates PLC                              4,000          29
   Smith & Nephew PLC                              8,617          66
   Smiths Group PLC                                4,593          53
   SSL International PLC                           2,000          11
   Stagecoach Group PLC                            9,024          13
   Tate & Lyle PLC                                 3,575          20
   Taylor Woodrow PLC                              5,046          21
   Tesco PLC                                      64,234         275
   TI Automotive Ltd., Class A*                    5,000          --
   Tomkins PLC                                     7,000          33
   Unilever PLC                                   24,657         214
   United Business Media PLC                       2,568          22
   United Utilities PLC                            4,570          39
   United Utilities PLC, Class A*                  2,538          13
   Vodafone Group PLC                            582,244       1,339
   Whitbread PLC                                   3,000          37
   William Hill PLC                                3,000          20
   Wimpey (George) PLC                             3,000          18
   Wolseley PLC                                    5,093          65
   WPP Group PLC                                  10,738         103
   Yell Group PLC*                                 3,168   $      17
--------------------------------------------------------------------
                                                              15,427
--------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------
(Cost $49,146)                                                59,057

--------------------------------------------------------------------
PREFERRED STOCKS - 0.2%
--------------------------------------------------------------------
Germany - 0.2%
   Fresenius Medical Care A.G.                       250          11
   Henkel KGaA                                       534          40
   Porsche A.G.                                       57          29
   ProSieben SAT.1 Media A.G.                        600          10
   RWE A.G.                                          350          10
   Volkswagen A.G.                                   900          30
   Wella A.G.                                        150          12
--------------------------------------------------------------------
                                                                 142
--------------------------------------------------------------------
New Zealand - 0.0%
   Fletcher Challenge Forests Ltd.*                2,400           2
--------------------------------------------------------------------
Total Preferred Stocks
--------------------------------------------------------------------
(Cost $115)                                                      144

--------------------------------------------------------------------
RIGHTS - 0.0%
--------------------------------------------------------------------
   ABB Ltd.*                                       8,792          11
   Alstom*                                         2,400           1
   AMP Ltd.*                                      12,614           1
   Koninklijke Ahold N.V.*                         5,801           5
   Sociedad General de Aguas de
    Barcelona S.A.*                                  500          --
   Umicore*                                          100          --
--------------------------------------------------------------------
Total Rights
--------------------------------------------------------------------
(Cost $-)                                                         18

--------------------------------------------------------------------
WARRANTS - 0.0%
--------------------------------------------------------------------
   Alstom, Exp. 1/9/04*                            2,400           1
--------------------------------------------------------------------
Total Warrants
--------------------------------------------------------------------
(Cost $-)                                                          1

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 45 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                              SHARES/
                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
SHORT - TERM INVESTMENTS - 11.8%
--------------------------------------------------------------------
   Northern Institutional Funds - Liquid
    Assets Portfolio /(1)/                     6,522,426   $   6,523
   State Street Bank & Trust Co.,
    Grand Cayman, Eurodollar Time Deposit,
      1.04%, 12/1/03                        $         91          91
   U.S. Treasury Bill,/(2)/
      0.92%, 1/22/04                                 365         365
--------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------
(Cost $6,979)                                                  6,979

--------------------------------------------------------------------
Total Investments - 111.6%
--------------------------------------------------------------------
(Cost $56,240)                                                66,199
   Liabilities less Other Assets - (11.6)%                    (6,875)
--------------------------------------------------------------------
NET ASSETS - 100.0%                                        $  59,324

(1) Investment relates to cash collateral received from portfolio securities loaned.
(2) Security pledged as collateral to cover margin requirements for open futures contracts.

*   Non-Income Producing Security

At November 30, 2003, the International Equity Index Portfolio had open futures contracts as follows:

--------------------------------------------------------------------------
                              NOTIONAL                         UNREALIZED
                  NUMBER OF    AMOUNT    CONTRACT   CONTRACT   GAIN/(LOSS)
TYPE              CONTRACTS    (000S)    POSITION     EXP.        (000S)
--------------------------------------------------------------------------
EuroStoxx-50             33   $  1,044     Long       12/03    $        62
FTSE 100                  7        523     Long       12/03              9
Hang Seng Index           1         79     Long       12/03              1
Nikkei 225                8        407     Long       12/03            (14)
SPI 200                   2        115     Long       12/03             (1)
--------------------------------------------------------------------------
Total                         $  2,168                         $        57

At November 30, 2003, the International Equity Index Portfolio's investments, (excluding short-term investments) were diversified as follows:

-----------------------------------------------------
INDUSTRY SECTOR                            PERCENTAGE
-----------------------------------------------------
Consumer Discretionary                           12.6%
Consumer Staples                                  8.8
Energy                                            7.8
Financials                                       26.6
Health Care                                       9.0
Industrials                                       9.0
Information Technology                            7.2
Materials                                         6.7
Telecommunication Services                        7.7
Utilities                                         4.6
-----------------------------------------------------
Total                                           100.0%

At November 30, 2003, the International Equity Index Portfolio's investments, (excluding short-term investments) were denominated in the following currencies:

-----------------------------------------------------
CONCENTRATION BY CURRENCY                  PERCENTAGE
-----------------------------------------------------
Euro                                             33.6%
United Kingdom Pound                             26.0
Japanese Yen                                     21.6
Swiss Franc                                       7.5
Australian Dollar                                 5.1
All other currencies less than 5%                 6.2
-----------------------------------------------------
Total                                           100.0%

At November 30, 2003, the International Equity Index Portfolio had outstanding forward foreign currency exchange contracts as follows:

-------------------------------------------------------------------------
                                      CONTRACT    CONTRACT
                                       AMOUNT      AMOUNT
                                       (LOCAL       (U.S.     UNREALIZED
CONTRACT                   DELIVERY   CURRENCY)   DOLLARS)    GAIN/(LOSS)
  TYPE     CURRENCY          DATE      (000S)      (000S)       (000S)
-------------------------------------------------------------------------
Buy        Euro            12/12/03       1,500   $  1,770   $         27
           United
           Kingdom
Buy        Pound           12/12/03     700,000      1,158             45
Buy        Japanese Yen    12/12/03      65,527        600             (1)
-------------------------------------------------------------------------
Total                                                        $         71

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 46 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2003
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 99.6%
--------------------------------------------------------------------
Airlines - 2.8%
   Airtran Holdings, Inc.*                         9,300   $     137
   Continental Airlines, Inc., Class B*           12,400         231
   ExpressJet Holdings, Inc.*                     20,200         317
   Frontier Airlines, Inc.*                       16,300         264
--------------------------------------------------------------------
                                                                 949
--------------------------------------------------------------------
Apparel - 2.7%
   Coach, Inc.*                                    9,000         359
   K-Swiss, Inc., Class A                          8,600         419
   Wolverine  World Wide, Inc.                     6,900         143
--------------------------------------------------------------------
                                                                 921
--------------------------------------------------------------------
 Auto Manufacturers - 1.3%
   Starcraft Corp.*                                5,800         204
   Wabash National Corp.*                          8,600         240
--------------------------------------------------------------------
                                                                 444
--------------------------------------------------------------------
 Auto Parts & Equipment - 0.4%
   China Yuchai International Ltd.*                4,900         145
--------------------------------------------------------------------
 Banks - 1.5%
   Fremont General Corp.                           8,900         156
   UCBH Holdings, Inc.                             8,800         344
--------------------------------------------------------------------
                                                                 500
--------------------------------------------------------------------
 Biotechnology - 1.4%
   Integra LifeSciences Holdings Corp.*            5,000         157
   Martek Biosciences Corp.*                       5,400         328
--------------------------------------------------------------------
                                                                 485
--------------------------------------------------------------------
 Commercial Services - 3.8%
   Corinthian Colleges, Inc.*                      2,500         160
   Gevity HR, Inc.                                16,000         360
   Icon PLC ADR*                                  10,500         442
   LECG Corp.*                                     6,149         132
   Strayer Education, Inc.                         1,600         179
--------------------------------------------------------------------
                                                               1,273
--------------------------------------------------------------------
 Computers - 8.1%
   Advanced Digital Information Corp.*            12,900         196
   Anteon International Corp.*                     8,800         336
   CACI International, Inc., Class A*              3,100         154
   Electronics for Imaging, Inc.*                 17,600         486
   Intergraph Corp.*                              11,800         300
   Lexar Media, Inc.*                             24,000         512
   Magma Design Automation, Inc.*                  6,700         158
   Micros Systems, Inc.*                           4,500   $     195
   SRA International, Inc., Class A*               8,900         392
--------------------------------------------------------------------
                                                               2,729
--------------------------------------------------------------------
Diversified Financial Services - 3.7%
   Accredited Home Lenders Holding Co.*           11,300         351
   American Home Mortgage Holdings, Inc.          13,900         312
   Ameritrade Holding Corp.*                      15,600         196
   Knight Trading Group, Inc.*                    26,700         385
--------------------------------------------------------------------
                                                               1,244
--------------------------------------------------------------------
Electric - 0.5%
   Westar Energy, Inc.                             8,400         167
--------------------------------------------------------------------
Electronics - 6.1%
   Benchmark Electronics, Inc.*                    9,150         336
   Cymer, Inc.*                                    2,900         135
   Daktronics, Inc.*                               8,100         150
   NAM TAI Electronics, Inc.                       9,240         342
   NVE Corp.*                                      8,500         465
   Taser International, Inc.*                      7,739         607
--------------------------------------------------------------------
                                                               2,035
--------------------------------------------------------------------
Engineering & Construction - 1.1%
   Chicago Bridge & Iron Co. - N.Y.
    Registered Shares                             13,900         371
--------------------------------------------------------------------
Entertainment - 1.1%
   GTECH Holdings Corp.                            7,600         378
--------------------------------------------------------------------
Healthcare-Products - 9.3%
   Advanced Neuromodulation Systems,
    Inc.*                                          7,500         316
   Align Technology, Inc.*                         9,500         171
   Closure Medical Corp.*                          2,900         103
   Cooper Cos., Inc.                               9,100         415
   Gen-Probe, Inc.*                               19,800         688
   IDEXX  Laboratories, Inc.*                      6,500         308
   Inamed Corp.*                                   6,100         478
   Kyphon, Inc.*                                   5,600         154
   Merit Medical Systems, Inc.*                    3,200         100
   Respironics, Inc.*                              8,600         391
--------------------------------------------------------------------
                                                               3,124
--------------------------------------------------------------------
Healthcare-Services - 4.3%
   American Healthways, Inc.*                      6,900         320
   Select Medical Corp.                           13,700         491

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 47 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO (continued)

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 99.6% - CONTINUED
--------------------------------------------------------------------
Healthcare-Services - 4.3%  - (continued)
   United Surgical Partners
    International, Inc.*                           9,700   $     310
   Vista Care, Inc., Class A*                      8,500         336
--------------------------------------------------------------------
                                                               1,457
--------------------------------------------------------------------
Home Builders - 2.0%
   MDC Holdings, Inc.                              3,500         243
   Meritage Corp.*                                 2,700         170
   Standard-Pacific Corp.                          5,100         255
--------------------------------------------------------------------
                                                                 668
--------------------------------------------------------------------
Home Furnishings - 2.6%
   Digital Theater Systems, Inc.*                  5,300         153
   Harman International Industries, Inc.           5,200         709
--------------------------------------------------------------------
                                                                 862
--------------------------------------------------------------------
Household Products/Wares - 0.9%
   Yankee Candle Co., Inc.*                       10,100         298
--------------------------------------------------------------------
Housewares - 1.0%
   Toro Co.                                        6,500         322
--------------------------------------------------------------------
Insurance - 1.0%
   Max Re Capital Ltd.                            16,800         346
--------------------------------------------------------------------
Internet - 3.9%
   Ask Jeeves, Inc.*                              12,400         239
   eCollege.com, Inc.*                            13,500         300
   eSPEED, Inc., Class A*                         11,500         271
   RADWARE Ltd.*                                  12,700         341
   Secure Computing Corp.*                        11,300         170
--------------------------------------------------------------------
                                                               1,321
--------------------------------------------------------------------
Iron/Steel - 2.3%
   Schnitzer Steel Industries, Inc.,
    Class A                                        8,100         438
   Steel Dynamics, Inc.*                          17,200         345
--------------------------------------------------------------------
                                                                 783
--------------------------------------------------------------------
Machinery - Diversified - 1.4%
   UNOVA, Inc.*                                   19,500         466
--------------------------------------------------------------------
Media - 0.3%
   Central European Media Enterprises
    Ltd.*                                          5,200          85
--------------------------------------------------------------------
Metal Fabrication/Hardware - 0.5%
   Commercial Metals Co.                           6,800         175
--------------------------------------------------------------------
Miscellaneous Manufacturing - 1.2%
   Actuant Corp., Class A*                        12,400         385
--------------------------------------------------------------------
Oil & Gas - 2.1%
   Patina Oil & Gas Corp.                          8,600   $     386
   Southwestern Energy Co.*                       15,700         320
--------------------------------------------------------------------
                                                                 706
--------------------------------------------------------------------
Pharmaceuticals - 5.3%
   Angiotech Pharmaceuticals, Inc.*                6,600         325
   Atrix Labs, Inc.*                              12,000         243
   Axcan Pharma, Inc.*                             9,300         134
   Esperion Therapeutics, Inc.*                    6,600         152
   Kos Pharmaceuticals, Inc.*                      3,600         160
   KV Pharmaceutical Co., Class A*                 6,300         164
   QLT, Inc.*                                      7,900         129
   Taro Pharmaceuticals Industries*                5,100         352
   USANA Health Sciences, Inc.*                    4,100         139
--------------------------------------------------------------------
                                                               1,798
--------------------------------------------------------------------
Retail - 5.9%
   Cash America International, Inc.               16,300         316
   Dick's Sporting Goods, Inc.*                    7,000         368
   Fred's, Inc.                                    8,000         267
   Regis Corp.                                     4,500         184
   Tractor Supply Co.*                            11,700         509
   Urban Outfitters, Inc.*                         8,500         332
--------------------------------------------------------------------
                                                               1,976
--------------------------------------------------------------------
Semiconductors - 4.3%
   Actel Corp.*                                    8,600         236
   Formfactor, Inc.*                               6,200         158
   International Rectifier Corp.*                  3,300         180
   Omnivision Technologies, Inc.*                  6,300         411
   Siliconware Precision Industries
    Co. ADR*                                      30,000         154
   Tessera Technologies, Inc.*                     5,038          92
   Ultratech, Inc.*                                6,600         200
--------------------------------------------------------------------
                                                               1,431
--------------------------------------------------------------------
Software - 10.5%
   Altiris, Inc.*                                 16,900         521
   Ascential Software Corp.*                      16,000         405
   Callidus  Software, Inc.*                       4,128          70
   Concord Communications, Inc.*                  14,800         328
   eFunds Corp.*                                  11,300         196
   Global Payments, Inc.                           7,300         331
   Informatica Corp.*                             33,500         378


See Notes to the Financial Statements.

EQUITY PORTFOLIOS 48 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 99.6% - CONTINUED
--------------------------------------------------------------------
Software - 10.5%  - (continued)
   MicroStrategy, Inc., Class A*                   5,100   $     275
   Open Solutions, Inc.*                           2,256          42
   Packeteer, Inc.*                               16,800         319
   Quality Systems, Inc.*                          6,700         287
   Trident Microsystems, Inc.*                    14,800         389
--------------------------------------------------------------------
                                                               3,541
--------------------------------------------------------------------
Telecommunications - 6.3%
   Aspect Communications Corp.*                    6,500          96
   Audiovox Corp., Class A*                       19,000         263
   Comtech Telecommunications*                    11,700         390
   Extreme Networks*                              18,900         185
   Foundry Networks, Inc.*                        27,500         725
   KVH Industries, Inc.*                           9,600         303
   Sonus Networks, Inc.*                          17,700         162
--------------------------------------------------------------------
                                                               2,124
--------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------
(Cost $25,847)                                                33,509

                                               SHARES/
                                              PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 35.9%
--------------------------------------------------------------------
   Northern Institutional Funds -
    Liquid Assets Portfolio /(1)/             11,314,644      11,315
   State Street Bank & Trust Co.,
    Grand Cayman, Eurodollar Time Deposit,
      1.04%, 12/1/03                         $       784         784
--------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------
(Cost $12,099)                                                12,099
--------------------------------------------------------------------

Total Investments - 135.5%
--------------------------------------------------------------------
(Cost $37,946)                                                45,608
   Liabilities less Other Assets - (35.5)%                   (11,944)
--------------------------------------------------------------------
NET ASSETS - 100.0%                                        $  33,664

(1) Investment relates to cash collateral received from portfolio securities loaned.

*   Non-Income Producing Security

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 49 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO
                                               NUMBERS       VALUE
                                              OF SHARES      (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8%
--------------------------------------------------------------------
Advertising - 0.4%
   Advo, Inc.                                      2,480   $      75
   APAC Customer Services, Inc.*                   2,500           7
   Catalina Marketing Corp.*                       3,189          59
   Grey Global Group, Inc.                            82          56
   R.H. Donnelley Corp.*                           1,665          67
   ValueVision Media, Inc., Class A*               1,431          22
--------------------------------------------------------------------
                                                                 286
--------------------------------------------------------------------
Aerospace/Defense - 1.0%
   AAR Corp.*                                      2,643          28
   Armor Holdings, Inc.*                           1,671          40
   Curtiss-Wright Corp.                              722          59
   DRS Technologies, Inc.*                         2,112          56
   Ducommun, Inc.*                                   590          13
   EDO Corp.                                       1,261          26
   Engineered Support Systems, Inc.                1,470          78
   Esterline Technologies Corp.*                   1,691          39
   GenCorp, Inc.                                   2,576          26
   Heico Corp.                                     1,047          19
   Herley Industries, Inc.*                          893          17
   Kaman Corp., Class A                            1,790          23
   Moog, Inc., Class A*                            1,238          54
   MTC Technologies, Inc.*                           504          15
   Orbital Sciences Corp.*                         3,817          35
   Sequa Corp., Class A*                             326          16
   Teledyne Technologies, Inc.*                    2,659          46
   Titan Corp.*                                    6,546         140
   Triumph Group, Inc.*                            1,201          39
   United Industrial Corp. of New York               881          15
--------------------------------------------------------------------
                                                                 784
--------------------------------------------------------------------
Agriculture - 0.4%
   Alico, Inc.                                       292          10
   Delta & Pine Land Co.                           3,111          79
   DIMON, Inc.                                     3,436          23
   Maui Land & Pineapple Co., Inc.*                  252           8
   Standard Commercial Corp.                         814          17
   Tejon Ranch Co.*                                  601          24
   Universal Corp. of Virgina                      2,208          94
   Vector Group Ltd.                               1,937          33
--------------------------------------------------------------------
                                                                 288
--------------------------------------------------------------------
Airlines - 1.0%
   Airtan Holdings, Inc.*                          6,112          90
   Alaska Air Group, Inc.*                         1,975          57
   America West Holdings Corp., Class B*           2,434   $      37
   AMR Corp.*                                     12,923         166
   Atlantic Coast Airlines Holdings, Inc.*         3,455          38
   Continental Airlines, Inc., Class B*            5,455         102
   ExpressJet Holdings, Inc.*                      2,627          41
   Frontier Airlines, Inc.*                        2,740          44
   Mesa Air Group, Inc.*                           2,716          33
   Northwest Airlines Corp.*                       5,522          73
   Skywest, Inc.                                   5,287          91
--------------------------------------------------------------------
                                                                 772
--------------------------------------------------------------------
   Apparel - 0.9%
   Cherokee, Inc.*                                   523          12
   DHB Industries, Inc.*                           1,662          12
   Gymboree Corp.*                                 2,459          42
   Hampshire Group Ltd.*                             168           5
   K-Swiss, Inc., Class A                            957          47
   Kellwood Co.                                    2,192          84
   Maxwell Shoe Co., Inc., Class A*                1,166          20
   Oshkosh B'Gosh, Inc., Class A                     645          14
   Oxford Industries, Inc.                           499          34
   Perry Ellis International, Inc.*                  336           8
   Phillips-Van Heusen Corp.                       2,027          36
   Quiksilver, Inc.*                               4,488          81
   Russell Corp.                                   2,659          49
   Skechers U.S.A., Inc., Class A*                 1,531          11
   Steven Madden Ltd.*                               845          18
   Stride Rite Corp.                               3,077          36
   Unifi, Inc.*                                    3,403          17
   Vans, Inc.*                                     1,938          25
   Warnaco Group (The), Inc.*                      3,121          48
   Weyco Group, Inc.                                 252           8
   Wolverine World Wide, Inc.                      3,308          69
--------------------------------------------------------------------
                                                                 676
--------------------------------------------------------------------
Auto Manufacturers - 0.3%
   A.S.V., Inc.*                                     504          14
   Oshkosh Truck Corp.                             2,539         119
   Wabash National Corp.*                          2,147          60
--------------------------------------------------------------------
                                                                 193
--------------------------------------------------------------------
Auto Parts & Equipment - 0.8%
   Aftermarket Techonology Corp.*                  1,168          16
   Bandag, Inc.                                      978          40
   Collins & Aikman Corp.*                         2,585           9

See Notes to the Financial Statements

EQUITY PORTFOLIOS 50 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBERS       VALUE
                                              OF SHARES     (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Auto Parts & Equipment - 0.8% - (continued)
   Cooper Tire & Rubber Co.                        5,874   $     118
   Dura Automotive Systems, Inc., Class A*         1,285          13
   Goodyear Tire & Rubber(The) Co.*               12,420          84
   Keystone Automotive Industries, Inc.*             961          23
   Modine Manufacturing Co.                        1,937          49
   Strattec Security Corp.*                          284          17
   Superior Industries International, Inc.         1,834          82
   Tenneco Automotive, Inc.*                       3,478          19
   Tower Automotive, Inc.*                         5,659          26
   Visteon Corp.                                  10,825          85
--------------------------------------------------------------------
                                                                 581
--------------------------------------------------------------------
Banks - 8.4%
   1st Source Corp.                                1,087          24
   ABC Bancorp                                       834          14
   Alabama National Bancorp                          818          44
   Allegiant Bancorp, Inc.                         1,046          29
   Amcore Financial, Inc.                          2,041          56
   American National Bankshares, Inc. of
    Virginia                                         388          10
   AmericanWest Bancorp*                             755          17
   Arrow Financial Corp.                             659          18
   BancfirstCorp.                                    259          15
   BancTrust Financial Group, Inc.                   587           9
   Bank of Granite Corp.                           1,077          26
   Bank of the Ozarks, Inc.                          404          17
   Banner Corp.                                      797          20
   Boston Private Financial Holdings, Inc.         1,692          44
   Bryn Mawr Bank Corp.                              650          15
   BSB Bancorp, Inc.                                 699          23
   C&F Financial Corp.                               252          11
   Camden National Corp.                             634          18
   Capital City Bank Group, Inc.                     690          32
   Capital Corp. of the West*                        420          16
   Capitol Bancorp Ltd.                              762          22
   Cascade Bancorp                                 1,034          21
   Cathay Bancorp, Inc.                            1,475          77
   Cavalry Bancorp, Inc.                             420           8
   CB Bancshares, Inc.                               394          25
   CCBT Financial Cos., Inc.                         696          18
   Center Bancorp, Inc.                              587          12
   Center Financial Corp.                            420          10
   Central Coast Bancorp*                            646          12
   Central Pacific Financial Corp.                 1,213          33
   Century Bancorp, Inc. of Massachusetts,
    Class A                                          266   $      10
   Chemical Financial Corp.                        1,929          70
   Chittenden Corp.                                2,721          93
   Citizens Banking Corp. of Michigan              3,608         114
   City Holding Co.                                1,353          48
   CityBank Lynwood of Washington                    665          23
   CNB Financial Corp. of Pennsylvania               336          15
   CoBiz, Inc.                                       671          12
   Columbia Bancorp                                  468          14
   Columbia Bancorp of Oregon                        587          10
   Columbia Banking Systems, Inc.                  1,120          24
   Commercial Bankshares, Inc. of Florida            252           8
   Community Bank of Northern Virginia               336           6
   Community Bank System, Inc.                       913          44
   Community Banks, Inc.                             642          25
   Community First Bankshares, Inc.                3,542         101
   Community Trust Bancorp, Inc.                   1,151          38
   Corus Bankshares, Inc.                            651          41
   CVB Financial Corp.                             2,695          55
   East-West Bancorp, Inc.                         2,173         114
   Eastern Virginia Bankshares, Inc.                 420          13
   Exchange National Bancshares, Inc.                378          13
   Farmers Capital Bank Corp.                        509          17
   Financial Institutions, Inc.                      685          18
   First Bancorp of North Carolina                   628          19
   First Busey Corp.                                 742          20
   First Charter Corp.                             2,462          50
   First Citizens Bane Corp.                         336          10
   First Citizens Bancshares, Inc., Class A          499          55
   First Commonwealth Financial Corp.              4,856          71
   First Community Bancorp of California           1,000          37
   First Community Bancshares, Inc.                  799          29
   First Federal Financial of Kentucky               252           7
   First Financial Bancorp                         2,700          43
   First Financial Bankshares, Inc.                1,151          49
   First Financial Corp. of Indiana                1,166          35
   First Indiana Corp.                               940          18
   First M & F Corp.                                 252           9
   First Merchants Corp.                           1,538          39
   First National Corp.                              672          21
   First Oak Brook Bancshares, Inc.                  500          16
   First of Long Island (The) Corp.                  300          13

See Notes to the Financial Statements

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 51 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                              OF SHARES     (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Banks - 8.4%  - (continued)
   First Republic Bank                               879   $      33
   First South Bancorp, Inc. of Virginia             226           8
   First State Bancorporation                        649          22
   First United Corp.                                504          12
   Firstbank Corp. of Michigan                       420          13
   FNB Corp. of North Carolina                       420          10
   FNB Corp. of Virginia                             472          14
   Foothill Independent Bancorp                      420          10
   Franklin Financial Corp. of Tennessee             299           9
   Fremont General Corp.                           4,985          87
   Frontier Financial Corp.                        1,269          44
   GB&T Bancshares, Inc.                             336           8
   German American Bancorp                           777          14
   Glacier Bancorp, Inc.                           1,471          47
   Gold Bane Corp., Inc.                           3,706          49
   Great Southern Bancorp, Inc.                      456          20
   Greater Bay Bancorp                             4,280         111
   Greater Community Bancorp                         432           8
   Greene County Bancshares, Inc.                    504          12
   Hancock Holding Co.                             1,126          64
   Hanmi Financial Corp.                             791          16
   Harleysville National Corp.                     2,000          62
   Heartland Financial USA, Inc.                     504          15
   Heritage Commerce Corp.*                          923          12
   Humboldt Bancorp                                1,013          18
   IBERIABANK Corp.                                  571          33
   IBT Bancorp Inc. of Pennsylvania                  252          13
   Independent Bank Corp. of Massachusetts           988          29
   Independent Bank Corp. of Michigan              1,678          49
   Integra Bank Corp.                              1,276          29
   Interchange Financial Services Corp. of
    New Jersey                                       942          22
   Irwin Financial Corp.                           1,269          38
   Lakeland Bancorp, Inc.                            997          16
   Lakeland Financial Corp.                          393          14
   LNB Bancorp, Inc.                                 420           9
   Local Financial Corp.*                          1,956          39
   LSB Bancshares, Inc.                              676          13
   Macatawa Bank Corp.                               682          19
   Main Street Banks, Inc.                         1,120          30
   MainSource Financial Group, Inc.                  477          15
   MB Financial, Inc.                                989          51
   MBT Financial Corp.                             1,343          24
   Mercantile Bank Corp.                             420   $      14
   Merchants Bancshares, Inc.                        354          10
   Mid-State Bancshares                            1,975          51
   Midwest Banc Holdings, Inc.                       872          19
   Nara Bancorp, Inc.                                755          17
   National Bankshares, Inc. of Virginia             252          12
   National Penn Bancshares, Inc.                  1,771          59
   NBC Capital Corp.                                 516          14
   NBT Bancorp, Inc.                               2,697          59
   Northern States Financial Corp.                   252           8
   Oak Hill Financial, Inc.                          252           8
   Old Point Financial Corp.                         168           6
   Old Second Bancorp, Inc.                          511          26
   Omega Financial Corp.                             654          25
   Oriental Financial Group, Inc.                  1,090          30
   PAB Bankshares, Inc.*                             587           9
   Pacific Capital Bancorp                         2,835         105
   Patriot Bank Corp.                                587          13
   Peapack Gladstone Financial Corp.                 540          17
   Pennrock Financial Services Corp.                 664          22
   Penns Woods Bancorp, Inc.                         277          12
   Peoples Bancorp, Inc. of Ohio                     908          26
   Peoples Holding (The) Co.                         450          22
   PrivateBancorp, Inc.                              550          23
   Prosperity Bancshares, Inc.                     1,067          23
   Provident Bankshares Corp.                      2,119          62
   R & G Financial Corp.                           1,482          56
   Republic Bancorp, Inc. of Kentucky,
    Class A                                          606          12
   Republic Bancorp, Inc. of Michigan              4,663          64
   Republic Bancshares, Inc.                         719          21
   Resource Bankshares Corp. of Virginia             713          22
   Riggs National Corp.                            1,280          22
   Royal Bancshares of Pennsylvania, Inc.            323           9
   S & T Bancorp, Inc.                             2,163          66
   Sandy Spring Bancorp, Inc.                      1,174          47
   Santander BanCorp                                 429          11
   Seacoast Banking Corp. of Florida                 905          16
   Second Bancorp, Inc.                              678          19
   Security Bank Corp.                               336          10
   Shore Bancshares, Inc.                            420          18
   Sierra Bancorp                                    420           7
   Silicon Valley Bancshares*                      2,434          89

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 52 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                                NOVEMBER 30,2003
--------------------------------------------------------------------------------

                                                NUMBER       VALUE
                                              OF SHARES    (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Banks - 8.4%  - (continued)
   Simmons First National Corp., Class A           1,140   $      30
   South Financial Group (The), Inc.               4,866         139
   Southern Financial Bancorp                        462          20
   Southside Bancshares, Inc.                        705          12
   Southwest Bancorp of Texas, Inc.                2,685         103
   Southwest Bancorp, Inc. of Oklahoma               796          14
   State Bancorp, Inc.                               590          13
   State Financial Services Corp., Class A           420          11
   Sterling Bancorp of New York                    1,120          33
   Sterling Bancshares, Inc. of Texas              3,264          41
   Sterling Financial Corp. of Pennsylvania        1,435          40
   Suffolk Bancorp                                   952          35
   Summit Bancshares, Inc. of Texas                  410          12
   Sun Bancorp, Inc. of  New Jersey*                 569          13
   Sun Bancorp, Inc. of Pennsylvania                 458          10
   Susquehanna Bancshares, Inc.                    3,236          86
   SY Bancorp, Inc.                                  839          19
   Taylor Capital Group, Inc.                        336           9
   Texas Regional Bancshares, Inc., Class A        1,915          71
   Tompkins Trustco, Inc.                            637          31
   Trico Bancshares                                  471          16
   Trust Co. of New Jersey                         1,539          53
   Trustco Bank Corp. of New York                  6,178          86
   UCBH Holdings, Inc.                             3,818         149
   UMB Financial Corp.                             1,389          68
   Umpqua Holdings Corp.                           2,317          50
   Union Bankshares Corp.                            661          21
   United Community Banks, Inc. of Georgia         1,487          50
   United National Bancorp of New Jersey           1,948          70
   United Security Bancshares of California          252           7
   United Security Bancshares, Inc.                  504          15
   Unizan Financial Corp.                          1,751          38
   USB Holding Co., Inc.                           1,030          20
   Virginia Commerce Bancorp*                        420          13
   Virginia Financial Group, Inc.                    633          24
   W. Holding Co., Inc.                            3,834         101
   Washington Trust Bancorp, Inc.                  1,096          30
   Wayne Bancorp Inc. of Ohio                        504          14
   WesBanco, Inc.                                  1,501          42
   West Bancorp                                    1,343          24
   West Coast Bancorp of Oregon                    1,225          27
   Western Sierra Bancorp*                           352          15
   Wintrust Financial Corp.                        1,780   $      80
   Yadkin Valley Bank and Trust Co.                  671          12
   Yardville National Bancorp                        645          15
--------------------------------------------------------------------
                                                               6,287
--------------------------------------------------------------------
Beverages - 0.1%
   Boston Beer Co., Inc., Class A*                   596          11
   Coca-Cola Bottling Co. Consolidated               265          14
   Farmer Bros. Co.                                   98          32
   Green Mountain Coffee, Inc.*                      260           6
   Peet's Coffee & Tea, Inc.*                      1,205          20
   Robert Mondavi (The) Corp.*                       769          27
--------------------------------------------------------------------
                                                                 110
--------------------------------------------------------------------
Biotechnology - 1.9%
   Aclara BioSciences, Inc.*                       2,014           6
   Aksys Ltd.*                                     2,294          17
   Alexion Pharmaceuticals, Inc.*                  1,405          26
   Aphton Corp.*                                   1,762          11
   Applera Corp. (Celera Genomics Group)*          5,948          81
   Arena Pharmaceuticals, Inc.*                    1,552          11
   Ariad Pharmaceuticals, Inc.*                    3,498          29
   Avant Immunotherapeutics, Inc.*                 4,951          13
   Cambrex Corp.                                   1,629          40
   Cell Genesys, Inc.*                             2,856          37
   Ciphergen Biosystems, Inc.*                     2,164          23
   CryoLife, Inc.*                                 1,373           7
   CuraGen Corp.*                                  3,530          22
   Decode Genetics, Inc.*                          3,729          31
   Digene Corp.*                                   1,039          41
   Diversa Corp.*                                  1,594          13
   Encysive Pharmaceuticals, Inc.*                 3,632          27
   Enzo Biochem, Inc.*                             1,889          35
   Enzon Pharmaceuticals, Inc.*                    3,547          38
   Exact Sciences Corp.*                           1,705          18
   Exelixis, Inc.*                                 4,031          27
   Gene Logic, Inc.*                               3,377          16
   Genencor International, Inc.*                     727          12
   Geron Corp.*                                    2,715          33
   GTC Biotherapeutics, Inc.*                      1,930           5
   Immunogen, Inc.*                                3,318          16
   Immunomedics, Inc.*                             3,402          13
   Incyte Corp.*                                   6,797          41
   Integra LifeSciences Holdings Corp.*            1,446          45

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 53 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                              OF SHARES      (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Biotechnology - 1.9%  - (continued)
   InterMune, Inc.*                                2,066   $      44
   Interpore International*                        1,810          22
   Kosan Biosciences, Inc.*                        1,465          14
   Lexicon Genetics, Inc.*                         3,090          16
   Martek Biosciences Corp.*                       1,855         113
   Maxygen, Inc.*                                  1,884          21
   Myriad Genetics, Inc.*                          2,208          26
   Nektar Therapeutics*                            3,884          51
   Neose Technologies, Inc.*                       1,113           9
   Peregrine Pharmaceuticals, Inc.*                9,278          23
   Praecis Pharmaceuticals, Inc.*                  3,670          28
   Regeneration Technologies, Inc.*                1,930          20
   Regeneron Pharmaceuticals, Inc.*                2,831          37
   Repligen Corp.*                                 3,189          15
   Savient Pharmaceuticals, Inc.*                  4,660          23
   Seattle Genetics, Inc.*                         1,724          11
   Serologicals Corp.*                             2,204          38
   Sirna Therapeutics, Inc.*                         504           3
   SuperGen, Inc.*                                 3,141          33
   Telik, Inc.*                                    2,669          54
   Third Wave Technologies, Inc.*                  2,014           9
   Transkaryotic Therapies, Inc.*                  2,398          31
   Vertex Pharmaceuticals, Inc.*                   6,294          55
--------------------------------------------------------------------
                                                               1,430
--------------------------------------------------------------------
Building Materials - 0.9%
   Aaon, Inc.*                                       780          15
   Apogee Enterprises, Inc.                        1,855          22
   Centex Construction Products, Inc.                534          31
   Drew Industries, Inc.*                            490          13
   ElkCorp                                         1,626          41
   Genlyte Group, Inc.*                              992          53
   Lennox International, Inc.                      3,600          61
   LSI Industries, Inc.                            1,438          18
   NCI Building Systems, Inc.*                     1,513          35
   Simpson Manufacturing Co., Inc.*                1,186          58
   Texas Industries, Inc.                          1,718          50
   Trex Co., Inc.*                                   624          23
   Universal Forest Products, Inc.                 1,244          38
   USG Corp.*                                      3,033          46
   York International Corp.                        3,273         131
--------------------------------------------------------------------
                                                                 635
--------------------------------------------------------------------
Chemicals - 2.1%
   Aceto Corp.                                     1,091   $      21
   Albemarle Corp.                                 3,021          85
   Arch Chemicals, Inc.                            1,616          37
   Cabot Microelectronics Corp.*                   1,481          79
   Crompton Corp.                                  9,452          57
   Ethyl Corp.*                                    1,175          24
   Ferro Corp.                                     3,393          77
   FMC Corp.*                                      2,867          86
   Fuller (H.B.) Co.                               2,356          63
   Georgia Gulf Corp.                              2,264          64
   Grace (W.R.) & Co.*                             5,434          15
   Great Lakes Chemical Corp.                      3,018          69
   Hercules, Inc.*                                 7,924          80
   IMC Global, Inc.                                8,979          65
   MacDermid, Inc.                                 2,258          74
   Millennium Chemicals, Inc.*                     5,236          57
   Minerals Technologies, Inc.                     1,406          75
   NL Industries, Inc.                               598          11
   Octel Corp.                                       830          16
   Olin Corp.                                      4,406          80
   OM Group, Inc.*                                 2,434          59
   Omnova Solutions, Inc.*                         2,757          10
   PolyOne Corp.*                                  7,556          45
   Quaker Chemical Corp.                             681          18
   Schulman (A.), Inc.                             2,392          47
   Sensient Technologies Corp.                     3,273          62
   Solutia, Inc.                                   8,661          24
   Spartech Corp.                                  1,870          41
   Stepan Co.                                        443          11
   Symyx Technologies, Inc.*                       1,930          38
   Valhi, Inc.                                     2,192          30
   Wellman, Inc.                                   3,501          30
--------------------------------------------------------------------
                                                               1,550
--------------------------------------------------------------------
Coal - 0.2%
   Arch Coal, Inc.                                 3,804         101
   Massey Energy Co.                               5,048          70
   Westmoreland Coal Co.*                            504           7
--------------------------------------------------------------------
                                                                 178
--------------------------------------------------------------------
Commercial Services - 4.0%
   Aaron Rents, Inc.                               1,957          41
   ABM Industries, Inc.                            3,133          50
   Administaff, Inc.*                              1,598          24

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 54 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                              OF SHARES      (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Commercial Services - 4.0% - (continued)
   Advisory Board (The) Co.*                         779   $      29
   Albany Molecular Research, Inc.*                2,189          31
   Alderwoods Group, Inc.*                         3,042          27
   AMN Healthcare Services, Inc.*                  1,511          26
   Arbitron, Inc.*                                 2,555         109
   Bankrate, Inc.*                                   671           9
   Banta Corp.                                     2,247          89
   Bowne & Co., Inc.                               2,757          41
   Bright Horizons Family Solutions, Inc.*           944          36
   CDI Corp.                                         964          33
   Central Parking Corp.                           1,495          21
   Century Business Services, Inc.*                6,721          31
   Charles River Associates, Inc.*                   808          26
   Clark, Inc.*                                    1,305          21
   Coinstar, Inc.*                                 1,803          30
   Consolidated Graphics, Inc.*                      884          27
   Cornell Cos., Inc.*                             1,019          13
   Corrections Corp. of America*                   3,162          88
   Corvel Corp.*                                     557          19
   CoStar Group, Inc.*                             1,095          46
   CPI Corp.                                         693          16
   Cross Country Healthcare, Inc.*                 1,613          24
   Dollar Thrifty Automotive Group*                1,927          49
   Electro Rent Corp.*                             1,370          19
   Euronet Worldwide, Inc.*                        1,314          22
   Exult, Inc.*                                    2,761          20
   First Consulting Group, Inc.*                   1,574           8
   Forrester Research, Inc.*                       1,175          22
   FTI Consulting, Inc.*                           3,419          75
   Gartner, Inc., Class A*                         6,483          84
   Gevity HR, Inc.                                 1,427          32
   Healthcare Services Group                         767          15
   Heidrick & Struggles International,
    Inc.*                                          1,317          32
   Hooper Holmes, Inc.                             4,705          29
   Hudson Highland Group, Inc.*                      923          19
   ICT Group, Inc.*                                  420           6
   iDine Rewards Network, Inc.*                    2,242          24
   Insurance Auto Auctions, Inc.*                    756          10
   Integrated Electrical Services,
    Inc.*                                          2,653          21
   iPayment, Inc.*                                   420          11
   Kelly Services, Inc., Class A                   1,354          39
   Korn/Ferry International*                       2,640          26
   Kroll, Inc.*                                    2,961   $      71
   Labor Ready, Inc.*                              3,320          38
   Landauer, Inc.                                    644          24
   Learning Tree International, Inc.*                744          13
   Mail-Well, Inc.*                                2,536          10
   MAXIMUS, Inc.*                                  1,250          47
   McGrath Rentcorp                                  586          16
   Medical Staffing Network Holdings, Inc.*          923           9
   MedQuist, Inc.*                                   858          13
   Memberworks, Inc.*                                608          16
   Midas, Inc.*                                    1,196          18
   Monro Muffler, Inc.*                              819          18
   MPS Group, Inc.*                                7,793          72
   National Processing, Inc.*                        671          16
   Navigant Consulting, Inc.*                      3,434          59
   NCO Group, Inc.*                                1,466          34
   Parexel International Corp.*                    2,095          39
   PDI, Inc.*                                        564          16
   Plexus Corp.*                                   3,347          59
   Pre-Paid Legal Services, Inc.*                  1,267          34
   PRG-Schultz International, Inc.*                3,244          16
   Princeton Review, Inc.*                         1,348          11
   Quanta Services, Inc.*                          6,036          46
   Rent-Way, Inc.*                                 1,716          13
   Resources Connection, Inc.*                     1,589          43
   Right Management Consultants, Inc.*             1,387          25
   Rollins, Inc.                                   1,572          35
   Roto-Rooter, Inc.                                 824          30
   SFBC International, Inc.*                         687          18
   SM&A*                                           1,007          12
   Sotheby's Holdings, Inc., Class A*              3,756          44
   Source Interlink Cos., Inc.*                      923           9
   SOURCECORP, Inc.*                               1,254          31
   Spherion Corp.*                                 4,871          44
   Startek, Inc.                                     888          34
   Stewart Enterprises, Inc., Class A*             7,989          37
   Strayer Education, Inc.                         1,001         112
   Sylvan Learning Systems, Inc.*                  2,890          94
   TeleTech Holdings, Inc.*                        3,525          35
   United Rentals, Inc.*                           4,499          83
   Volt Information Sciences, Inc.*                  623          13
   Wackenhut Corrections Corp.*                      788          17

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 55 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                              OF SHARES      (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Commercial Services - 4.0% - (continued)
   Watson Wyatt & Co. Holdings*                    2,709   $      65
   Wireless Facilities, Inc.*                      2,510          36
--------------------------------------------------------------------
                                                               2,995
--------------------------------------------------------------------
Computers - 3.0%
   ActivCard Corp.*                                2,853          25
   Advanced Digital Information Corp.*             5,079          77
   AGILYSYS, Inc.                                  2,290          26
   Ansoft Corp.*                                     504           6
   Anteon International Corp.*                     1,563          60
   CACI International, Inc., Class A*              2,366         118
   Catapult Communications Corp.*                    503           8
   CIBER,  Inc.*                                   4,185          38
   Compucom Systems, Inc.*                         2,001           9
   Computer Horizons Corp.*                        2,525           9
   Cray, Inc.*                                     5,745          60
   Cyberguard Corp.*                                 839           7
   Digimarc Corp.*                                   810          11
   Dot Hill Systems Corp.*                         2,785          48
   Drexler Technology Corp.*                       1,094          16
   Echelon Corp.*                                  2,327          28
   Electronics for Imaging, Inc.*                  3,758         104
   Gateway, Inc.*                                 17,874          80
   Hutchinson Technology, Inc.*                    1,860          61
   iGateCorp.*                                     1,709          11
   InFocus Corp.*                                  3,839          30
   Integral Systems, Inc. of Maryland*               816          18
   Intergraph Corp.*                               4,213         107
   InterVoice, Inc.*                               2,853          30
   Iomega Corp.*                                   4,201          23
   Komag, Inc.*                                    1,930          32
   Kronos, Inc.*                                   2,488          97
   Lexar Media, Inc.*                              4,880         104
   Magma Design Automation, Inc.*                  1,698          40
   Manhattan Associates, Inc.*                     1,794          55
   Mentor Graphics Corp.*                          5,592          82
   Mercury Computer Systems, Inc.*                 1,706          41
   Micros Systems, Inc.*                           1,318          57
   MTS Systems Corp.                               1,726          32
   Nassda Corp.*                                   1,137           8
   Neoware Systems, Inc.*                          1,175          20
   Netscout Systems, Inc.*                         1,559          14
   NYFIX, Inc.*                                    2,158          18
   Overland Storage, Inc.*                         1,088   $      21
   PalmOne, Inc.*                                  2,852          43
   PEC Solutions, Inc.*                              669          12
   Perot Systems Corp., Llass A*                   6,042          75
   Pomeroy IT Solutions, Inc.*                       837          12
   Quantum Corp.*                                 11,696          37
   Radiant Systems, Inc.*                          1,387          10
   Radisys Corp.*                                  1,797          33
   Rainbow Technologies, Inc.*                     1,929          24
   Redback Networks, Inc.*                        12,631           4
   Sigma Designs, Inc.*                            1,930          11
   Silicon Graphics, Inc.*                        16,876          19
   Silicon Storage Technology, Inc.*               6,571          89
   SRA International, Inc., Class A*                 683          30
   Stratasys, Inc.*                                  420          19
   SYKES Enterprises, Inc.*                        1,990          18
   Synaptics, Inc.*                                1,306          18
   Synplicity, Inc.*                                 967           7
   Syntel, Inc.                                      530          13
   Systems & Computer Technology Corp.*            2,815          43
   Talx Corp.                                      1,351          35
   Tier Technologies, Inc.,  Class B*              1,166           9
   Tyler Technologies, Inc.*                       3,357          28
--------------------------------------------------------------------
                                                               2,220
--------------------------------------------------------------------
Cosmetics/Personal Care - 0.1%
   Chattem, Inc.*                                  1,557          25
   DEL Laboratories, Inc.*                           393           9
   Elizabeth Arden, Inc.*                          1,310          27
--------------------------------------------------------------------
                                                                  61
--------------------------------------------------------------------
Distribution/Wholesale - 0.8%
   Advanced Marketing Services, Inc.               1,206          14
   Aviall, Inc.*                                   2,632          42
   Building Material Holding Corp.                 1,004          15
   Central European Distribution Corp.*              571          18
   HandlemanCo.                                    1,970          35
   Hughes Supply, Inc.                             1,949          89
   Owens & Minor, Inc.                             2,569          54
   Scansource, Inc.*                                 895          39
   SCP Pool Corp.*                                 2,785         100
   United Stationers, Inc.*                        2,694         109
   Watsco, Inc.                                    1,540          36

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 56 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                                NOVEMBER 30,2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                              OF SHARES      (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Distribution/Wholesale - 0.8% - (continued)
   WESCO International, Inc.*                      1,301   $      12
--------------------------------------------------------------------
                                                                 563
--------------------------------------------------------------------
Diversified Financial Services - 1.2%
   Accredited Home Lenders Holding Co.*            1,091          34
   Advanta Corp., Class B                          1,676          22
   Affiliated  Managers Group, Inc.*               1,762         117
   American Home Mortgage Holdings, Inc.           1,284          29
   Bay View Capital Corp.*                         5,293          32
   CharterMac                                      3,515          70
   Cityscape Financial Corp.*                      2,500          --
   CompuCredit Corp.*                              1,380          33
   Credit Acceptance Corp.*                        1,047          16
   Federal Agricultural Mortgage Corp.,
    Class C*                                         621          18
   Financial Federal Corp.*                        1,306          43
   First Albany Cos., Inc.                           587           8
   Gabelli Asset Management, Inc., Class A*          516          19
   Investment Technology Group, Inc.*              3,860          68
   Knight Trading Group, Inc.*                     6,521          94
   Metris Cos., Inc.                               3,163          14
   New Century Financial Corp.                     2,298          88
   Portfolio Recovery Associates, Inc.*            1,007          28
   Sanders Morris Harris Group, Inc.                 839           8
   Saxon Capital, Inc.*                            2,247          42
   SoundView Technology Group, Inc.*               1,361          21
   SWS Group, Inc.                                 1,148          22
   Westcorp                                        1,122          42
   WFS Financial, Inc.*                            1,009          42
   World Acceptance  Corp.*                        1,193          23
--------------------------------------------------------------------
                                                                 933
--------------------------------------------------------------------
Electric - 1.6%
   Allegheny Energy, Inc.*                        10,406         112
   Avista Corp.                                    3,989          70
   Black Hills Corp.                               2,610          84
   Central Vermont Public Service Corp.              944          23
   CH Energy Group, Inc.                           1,211          53
   Cleco Corp.                                     3,619          64
   CMS Energy Corp.*                              11,161          88
   El Paso Electric Co.*                           4,052          52
   Empire District Electric (The) Co.              1,859          39
   Idacorp, Inc.                                   3,608         106
   MGE Energy, Inc.                                1,446          46
   Otter Tail Corp.                                2,137          58
   PNM Resources, Inc.                             3,229   $      91
   Sierra Pacific Resources*                      10,026          70
   UIL Holdings Corp.                                981          39
   Unisource Energy Corp.                          2,377          58
   Westar Energy, Inc.                             6,064         121
--------------------------------------------------------------------
                                                               1,174
--------------------------------------------------------------------
Electrical Components & Equipment - 0.8%
   Advanced Energy Industries, Inc.*               1,401          37
   Artesyn Technologies, Inc.*                     2,828          22
   Belden, Inc.                                    1,817          36
   C&D Technologies, Inc.                          1,677          34
   Encore Wire Corp.*                                873          15
   Energy Conversion Devices, Inc.*                1,427          12
   General Cable Corp.*                            2,714          23
   GrafTech International Ltd.*                    6,834          81
   Intermagnetics General Corp.*                   1,622          37
   Littelfuse, Inc.*                               1,563          47
   Medis Technologies Ltd.*                          936           8
   Powell Industries, Inc.*                          552           9
   Power-One, Inc.*                                5,252          44
   Rayovac Corp.*                                  3,184          57
   Research Frontiers, Inc.*                         803           8
   Superconductor Technologies, Inc.*              5,287          39
   Universal Display Corp.*                        1,201          18
   Valence Technology, Inc.*                       4,112          15
   Vicor Corp.*                                    1,594          18
   Wilson Greatbatch Technologies, Inc.*           1,629          68
--------------------------------------------------------------------
                                                                 628
--------------------------------------------------------------------
Electronics - 2.8%
   Analogic Corp.                                    644          27
   BEI Technologies, Inc.                            947          17
   Bel Fuse, Inc., Class B                           822          24
   Benchmark Electronics, Inc.*                    2,994         110
   Brady Corp., Class A                            1,432          55
   Checkpoint Systems, Inc.*                       2,694          52
   Coherent, Inc.*                                 2,418          58
   CTS Corp.                                       2,856          35
   Cubic Corp.                                     1,275          38
   Cymer, Inc.*                                    2,853         132
   Daktronics, Inc.*                               1,203          22
   Dionex Corp.*                                   1,417          67
   Electro Scientific Industries, Inc.*            2,266          55

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 57 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Electronics - 2.8%  - (continued)
   Excel Technology, Inc.*                           793   $      25
   Fargo Electronics, Inc.*                          923          13
   FEI Co.*                                        1,976          47
   Flir Systems, Inc.*                             2,697          93
   Identix, Inc.*                                  7,369          38
   II-VI,Inc.*                                       864          20
   Innovex, Inc.*                                  2,030          19
   Invision Technologies, Inc.*                    1,539          46
   Itron, Inc.*                                    1,713          33
   Keithley Instruments, Inc.                      1,007          18
   Kemet Corp.*                                    7,133          94
   Manufacturers Services Ltd.*                    1,328           8
   Methode Electronics, Inc., Class A              2,745          35
   Metrologic Instruments, Inc.*                     672          18
   Molecular Devices Corp.*                        1,093          22
   OSI Systems, Inc.*                              1,418          26
   Park Electrochemical Corp.                      1,455          37
   Paxar Corp.*                                    2,317          30
   Pemstar, Inc.*                                  2,434           9
   Photon Dynamics, Inc.*                          1,345          55
   Planar Systems, Inc.*                           1,409          34
   Rofin-Sinar Technologies, Inc.*                 1,259          41
   Rogers Corp.*                                   1,317          58
   SAFLINK Corp.*                                  3,021          12
   SBS Technologies, Inc.*                         1,182          17
   Sonic Solutions, Inc.*                          1,175          22
   Stoneridge, Inc.*                               1,075          14
   Sypris Solutions,Inc                              463           6
   Technitrol, Inc.*                               3,311          79
   Thomas & Betts Corp.*                           3,669          76
   Trimble Navigation Ltd.*                        2,600          79
   TTM Technologies, Inc.*                         1,605          27
   Varian, Inc.*                                   2,736         111
   Watts Industries, Inc., Class A                   879          18
   Woodhead Industries, Inc.                         813          14
   Woodward Governor Co.                             722          36
   X-Rite, Inc.                                    1,638          19
   Zygo Corp.*                                     1,291          21
--------------------------------------------------------------------
                                                               2,062
--------------------------------------------------------------------
Energy-Alternate Sources - 0.1%
   FuelCell Energy, Inc.*                          2,829          38
   Headwaters, Inc.*                               2,247          43
   KFX, Inc.*                                      2,098   $      13
   Plug Power, Inc.*                               2,673          15
--------------------------------------------------------------------
                                                                 109
--------------------------------------------------------------------
Engineering & Construction - 0.5%
   Dycom Industries, Inc.*                         3,910          99
   EMCOR Group, Inc.*                              1,093          45
   Granite Construction, Inc.                      2,685          59
   Insituform Technologies, Inc., Class A*         1,818          27
   Perini Corp.*                                   1,343          12
   URS Corp.*                                      1,626          37
   Washington Group International, Inc.*           2,434          82
--------------------------------------------------------------------
                                                                 361
--------------------------------------------------------------------
Entertainment - 0.9%
   Alliance Gaming Corp.*                          4,061         107
   AMC Entertainment, Inc.*                        2,556          39
   Argosy Gaming Co.*                              1,897          48
   Churchill Downs, Inc.                             493          18
   Dover Downs Gaming & Entertainment, Inc.          678           6
   Gaylord Entertainment Co.*                        992          30
   Isle of Capri Casinos, Inc.*                    1,508          30
   Macrovision Corp.*                              3,352          77
   Magna Entertainment Corp., Class A*             3,266          15
   Penn National Gaming, Inc.*                     2,680          63
   Pinnacle Entertainment, Inc.*                   1,803          17
   Scientific Games Corp., Class A*                4,688          76
   Shuffle Master, Inc.*                           1,349          40
   Six Flags, Inc.*                                8,236          56
   Speedway Motorsports, Inc.                      1,162          34
   Steinway Musical Instruments*                     372           9
   Vail Resorts, Inc.*                             1,511          23
--------------------------------------------------------------------
                                                                 688
--------------------------------------------------------------------
Environmental Control - 0.5%
   BHA Group Holdings, Inc.                          336           9
   Calgon Carbon Corp.                             2,839          18
   Casella Waste Syslems, Inc., Class A*           1,068          14
   Clean Harbors, Inc.*                              671           6
   Darling International, Inc.*                    6,546          18
   Duratek, Inc.*                                    587           6
   Gundle/SLT Environmental. Inc.*                   420           8
   Ionics, Inc.*                                   1,423          46
   Mine Safety Appliances Co.                        526          35
   Tetra Tech, Inc.*                               4,408         112

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 58 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Environmental Control - 0.5%  - (continued)
   TRC Cos., Inc.*                                   931   $      19
   Waste Connections, Inc.*                        2,369          88
--------------------------------------------------------------------
                                                                 379
--------------------------------------------------------------------
Food - 1.2%
   American Italian Pasta Co., Class A*            1,234          47
   Arden Group, Inc., Class A                        149          11
   Chiquita Brands International, Inc.*            2,854          61
   Corn Products International, Inc.               2,950         102
   Flowers Foods, Inc.                             2,632          69
   Great Atlantic & Pacific Tea Co.*               1,249          10
   Hain Celestial Group, Inc.*                     2,161          50
   Horizon Organic Holding Corp.*                    549          13
   Ingles Markets, Inc., Class A                     673           7
   International Multifoods Corp.*                 1,483          26
   Interstate Bakeries                             3,697          58
   J & J Snack Foods Corp.*                          500          18
   Lance, Inc.                                     2,077          29
   M&F Worldwide Corp.*                              839          12
   Nash Finch Co.                                    955          19
   Pathmark Stores, Inc.*                          2,549          19
   Pilgrim's Pride Corp., Class B                  1,256          19
   Ralcorp Holdings, Inc.*                         2,368          72
   Riviana Foods, Inc.                               488          14
   Ruddick Corp                                    2,688          45
   Sanderson Farms, Inc.                             420          14
   Sanfilippo(John B.) & Son*                        520          21
   Seaboard Corp.                                     34           8
   United Natural Foods, Inc.*                     1,588          61
   Weis Markets, Inc.                                959          34
   Wild Oats Markets, Inc.*                        2,676          30
--------------------------------------------------------------------
                                                                 869
--------------------------------------------------------------------
Forest Products & Paper - 0.7%
   Buckeye Technologies, Inc.*                     2,226          23
   Caraustar Industries, Inc.*                     2,141          25
   Deltic Timber Corp.                               753          21
   Glatfelter Co                                   2,339          28
   Longview Fibre Co.                              4,186          46
   Louisiana-Pacific Corp.*                        8,638         156
   Pope & Talbot, Inc.                             1,297          17
   Potlatch Corp.                                  2,431          78
   Rock-Tenn Co., Class A                          1,991          32
   Schweitzer-Mauduit International, Inc.          1,216          34
   Wausau-Mosinee Paper Corp.                      3,059   $      38
--------------------------------------------------------------------
                                                                 498
--------------------------------------------------------------------
Gas - 0.9%
   Atmos Energy Corp.                              4,725         116
   Cascade Natural Gas Corp.                         878          18
   Chesapeake Utilities Corp.                        420          10
   Energen Corp.                                   3,275         127
   EnergySouth, Inc.                                 378          13
   Laclede Group (The), Inc.                       1,571          46
   New Jersey Resources Corp.                      2,206          85
   Northwest Natural Gas Co.                       2,122          65
   NUI Corp.                                       1,312          20
   SEMCO Energy, Inc.                              1,603           8
   South Jersey Industries, Inc.                     981          39
   Southern Union Co.*                             4,802          88
   Southwest Gas Corp.                             2,520          57
--------------------------------------------------------------------
                                                                 692
--------------------------------------------------------------------
Hand/Machine Tools - 0.4%
   Baldor Electric Co.                             2,418          52
   Franklin Electric Co., Inc.                       536          34
   Kennametal, Inc.                                2,778         107
   Lincoln Electric Holdings, Inc.                 2,651          67
   Milacron, Inc.                                  2,801           7
   Regal-Beloit Corp.                              1,951          40
--------------------------------------------------------------------
                                                                 307
--------------------------------------------------------------------
Healthcare-Products - 4.2%
   Advanced Medical Optics, Inc.*                  2,434          48
   Advanced Neuromodulation Systems, Inc.*         1,467          62
   Alaris Medical, Inc.*                           1,473          23
   Align Technology, Inc.*                         3,631          65
   American Medical Systems Holdings, Inc.*        2,060          47
   Arrow International, Inc.                       1,880          51
   Arthrocare Corp.*                               1,477          36
   Aspect Medical Systems, Inc.*                     755           7
   Biolase Technology, Inc.*                       1,594          20
   Biosite, Inc.*                                    940          25
   Bruker BioSciences Corp.*                       1,688           8
   Candela Corp.*                                  1,007          21
   Cantel Medical Corp.*                             564           9
   Cardiac Science, Inc.*                          5,354          19
   Cardiodynamics International Corp.*             3,763          24
   Cepheid, Inc.*                                  2,542          20

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 59 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Healthcare-Products - 4.2%  - (continued)
   Cerus Corp.*                                    1,985   $       7
   Cholestech Corp.*                               1,121           8
   Closure Medical Corp.*                            580          21
   Columbia Laboratories, Inc.*                    2,706          14
   Conceptus, Inc.*                                1,431          19
   Conmed Corp.*                                   2,374          50
   Cooper Cos., Inc.                               2,591         118
   CTI Molecular Imaging, Inc.*                    2,014          31
   Cyberonics, Inc.*                               1,631          45
   Cytyc Corp.*                                    9,231         119
   Dade Behring Holdings, Inc.*                    3,408         115
   Datascope Corp.                                   890          31
   Diagnostic Products Corp.                       1,678          76
   DJ Orthopedics, Inc.*                             504          13
   EPIX Medical, Inc.*                             1,373          25
   Exactech, Inc.*                                   504           8
   Gen-Probe, Inc.*                                3,860         134
   Haemonetics Corp. of Massachusetts*             1,280          29
   Hanger Orthopedic Group, Inc.*                  1,702          29
   Hologic, Inc.*                                  1,614          24
   I-Stat Corp.*                                   1,678          21
   ICU Medical, Inc.*                              1,059          36
   Igen International, Inc.*                       1,500          89
   Immucor, Inc.*                                  1,597          37
   Inamed Corp.*                                   1,464         115
   Intuitive Surgical, Inc.*                       1,863          28
   Invacare Corp.                                  2,136          83
   Inverness Medical Innovations, Inc.*              931          22
   Kensey Nash Corp.*                                879          18
   Kyphon, Inc.*                                   1,501          41
   Laserscope*                                     1,511          24
   Lifeline Systems, Inc.*                           356          12
   Luminex Corp.*                                  1,695          18
   Medical Action Industries, Inc.*                  671          11
   Mentor Corp.                                    3,322          73
   Meridian Bioscience, Inc.                         839           9
   Merit Medical Systems, Inc.*                    1,403          44
   Novoste Corp.*                                  1,343           7
   Oakley, Inc.                                    2,062          27
   Ocular Sciences, Inc.*                          1,527          44
   OraSure Technologies, Inc.*                     3,550          30
   Orthologic Corp.*                               2,752          20
   Osteotech, Inc.*                                1,878   $      14
   Palatin Technologies, Inc.*                     3,441          11
   PolyMedica Corp.                                1,537          40
   Possis Medical, Inc.*                           1,293          22
   PSS World Medical, Inc.*                        5,560          57
   Quidel Corp.*                                   2,231          19
   Sola International, Inc.*                       1,886          37
   SonoSite, Inc.*                                 1,211          26
   Staar Surgical Co.*                             1,930          21
   SurModics, Inc.*                                1,129          24
   Sybron Dental Specialties, Inc.*                3,162          91
   Synovis Life Technologies, Inc.*                  671          17
   Techne Corp.*                                   3,478         126
   Therasense, Inc.*                               2,016          34
   Thoratec Corp.*                                 3,972          56
   TriPath Imaging, Inc.*                          1,829          17
   Ventana Medical Systems, Inc.*                  1,055          40
   Viasys Healthcare, Inc.*                        2,444          50
   Visx, Inc.*                                     3,097          76
   Vital Images, Inc.*                             1,007          18
   Vital Signs, Inc.                                 482          16
   West Pharmaceutical Services, Inc.                852          29
   Wright Medical Group, Inc.*                     1,298          36
   Young Innovations, Inc.                           308          11
   Zoll Medical Corp.*                               666          23
--------------------------------------------------------------------
                                                               3,121
--------------------------------------------------------------------
Healthcare-Services - 1.9%
   American Healthways, Inc.*                      1,090          51
   American Medical Security Group, Inc.*            930          21
   AMERIGROUP Corp.*                               1,829          80
   Amsurg Corp.*                                   1,488          55
   Beverly Enterprises, Inc.*                      7,491          59
   Bioreliance Corp.*                                377          17
   Centene Corp.*                                  1,579          49
   Chronimed, Inc.*                                1,007           9
   Covance, Inc.*                                  5,075         133
   Curative Health Services, Inc.*                   878          11
   Dynacq Healthcare, Inc.*                          685          13
   Gentiva Health Services, Inc.*                  2,074          27
   Inveresk Research Group, Inc.*                  2,434          54
   Kindred Healthcare, Inc.*                         989          51
   LabOne, Inc.*                                     582          17

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 60 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Healthcare-Services - 1.9%  - (continued)
   LifePoint Hospitals, Inc.*                      3,105   $      93
   Matria Healthcare, Inc.*                          760          16
   National Healthcare Corp.*                        504          10
   Odyssey HealthCare, Inc.*                       2,639          94
   Option Care, Inc.*                              1,091          11
   Orthodontic Centers of America, Inc.*           4,112          29
   Pediatrix Medical Group, Inc.*                  1,956         105
   Province Healthcare Co.*                        3,742          57
   RehabCare Group, Inc.*                          1,321          23
   Select Medical Corp.                            1,928          69
   Sierra Health Services*                         1,945          53
   Specialty Laboratories*                           587          10
   Sunrise Senior Living, Inc.*                    1,370          47
   U.S. Physical Therapy, Inc.*                    1,005          15
   United Surgical Partners
    International, Inc.*                           1,402          45
   US Oncology, Inc.*                              6,506          66
   VistaCare, Inc., Class A*                         923          36
--------------------------------------------------------------------
                                                               1,426
--------------------------------------------------------------------
Holding Companies - Diversified - 0.1%
   Leucadia National Corp.                             1          --
   Resource America, Inc., Class A                 1,227          16
   Walter Industries, Inc.                         2,278          28
--------------------------------------------------------------------
                                                                  44
--------------------------------------------------------------------
Home Builders - 0.9%
   Beazer Homes USA, Inc.                          1,059         113
   Brookfield Homes Corp.                          1,259          30
   Champion Enterprises, Inc.*                     4,354          32
   Coachmen Industries, Inc.                       1,161          20
   Dominion Homes, Inc.*                             275           8
   Fleetwood Enterprises, Inc.*                    3,003          31
   M/l Schottenstein Homes, Inc.                   1,074          41
   Meritage Corp.*                                   716          45
   Modtech Holdings, Inc.*                           641           5
   Monaco Coach Corp.*                             2,121          49
   Palm Harbor Homes, Inc.*                        1,391          26
   Skyline Corp.                                     508          16
   Standard-Pacific Corp.                          2,691         134
   Technical Olympic USA, Inc.*                      167           5
   WCI Communities, Inc.*                          1,366          28
   William Lyon Homes, Inc.*                         348          23
   Winnebago Industries, Inc.                        986          55
--------------------------------------------------------------------
                                                                 661
--------------------------------------------------------------------
Home Furnishings - 0.2%
   American Woodmark Corp.                           419   $      22
   Applica, Inc.*                                  1,609          12
   Bassett Furniture Industries, Inc.                854          14
   Emerson Radio Corp.*                            2,350           8
   Hooker Furniture Corp.                            252          10
   Kimball International, Inc., Class B            1,789          26
   Stanley Furniture Co., Inc.                       398          13
   TiVo, Inc.*                                     2,633          22
   Universal Electronics, Inc.*                    1,091          15
--------------------------------------------------------------------
                                                                 142
--------------------------------------------------------------------
Household Products/Wares - 0.9%
   American Greetings Corp., Class A*              5,219         110
   Central Garden and Pet Co.*                     1,320          35
   CSS Industries, Inc.                              342          10
   Ennis Business Forms, Inc.                      1,369          20
   Fossil, Inc.*                                   2,288          67
   Harland (John H.) Co.                           2,284          63
   Jarden Corp.*                                   2,324          63
   New England Business Service, Inc.                851          25
   Playtex Products, Inc.*                         2,475          17
   Russ Berrie & Co., Inc.                           747          25
   Standard Register (The) Co.                       984          16
   Tupperware Corp.                                4,445          68
   WD-40 Co.                                       1,334          48
   Yankee Candle Co., Inc.*                        2,638          78
--------------------------------------------------------------------
                                                                 645
--------------------------------------------------------------------
Housewares - 0.2%
   Libbey, Inc.                                    1,017          30
   National Presto Industries, Inc.                  350          12
   Oneida Ltd.*                                    2,424          12
   Toro Co.                                        2,041         101
--------------------------------------------------------------------
                                                                 155
--------------------------------------------------------------------
Insurance - 2.3%
   21st Century Insurance Group                    1,930          27
   Alfa Corp.                                      2,820          36
   Allmerica Financial Corp.*                      4,364         119
   American Physicians Capital, Inc.*                704          12
   AmerUs Group Co.                                3,273         118
   Argonaut Group, Inc.*                           1,698          27
   Baldwin & Lyons, Inc., Class B                    618          15
   Citizens, Inc.*                                 2,393          24
   CNA Surety Corp.*                               1,277          12

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 61 EQUITY PORTFOLIOS

EQUITY  PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Insurance - 2.3% - (continued)
   Commerce Group, Inc.                            1,938   $      78
   Delphi Financial Group, Inc., Class A           1,359          72
   Enstar Group, Inc.*                               252          11
   FBL Financial Group, Inc., Class A              1,003          26
   Financial Industries Corp.                        692          10
   Great American Financial Resources, Inc.          550           8
   Harleysville Group, Inc.                        2,497          49
   Hilb, Rogal & Hamilton Co.                      2,491          73
   Horace Mann Educators Corp.                     3,229          44
   Independence Holding Co.                          275           6
   Infinity Property & Casualty Corp.              1,007          33
   Kansas City Life Insurance Co.                    317          15
   Landamerica Financial Group, Inc.               1,737          89
   Midland (The) Co.                                 607          13
   National Western Life Insurance Co.,
    Class A*                                         153          22
   Navigators Group, Inc.*                           360          11
   Ohio Casualty Corp.*                            5,251          89
   Penn-America Group, Inc.                          755          11
   Philadelphia Consolidated Holding Co.*          1,515          77
   Phoenix Companies, Inc.                         8,560          96
   PMA Capital Corp., Class A*                     1,724           7
   Presidential Life Corp.                         1,679          24
   ProAssurance Corp.*                             1,922          59
   RLI Corp.                                       1,462          53
   Safety Insurance Group, Inc.                      755          13
   Selective Insurance Group, Inc.                 2,588          84
   State Auto Financial Corp.                      1,057          28
   Stewart Information Services Corp.              1,357          52
   Triad Guaranty, Inc.*                             613          29
   UICI*                                           3,064          42
   United Fire & Casualty Co.                        624          25
   Universal American Financial Corp.*             1,975          21
   USI Holdings Corp.*                             1,846          24
   Zenith National Insurance Corp.                   738          24
--------------------------------------------------------------------
                                                               1,708
--------------------------------------------------------------------
Internet - 3.7%
   1-800 Contacts, Inc.*                             451          10
   1-800-FLOWERS.COM, Inc., Class A*               1,526          18
   Agile Software Corp.*                           3,557          39
   Akamai Technologies, Inc.*                      8,461         114
   Alloy, Inc.*                                    2,839          15
   Aquantive, Inc.*                                3,728          39
   Ariba, Inc.*                                   22,149   $      70
   AsiaInfo Holdings, Inc.*                        2,423          17
   Ask Jeeves, Inc.*                               2,853          55
   At Road, Inc.*                                  2,523          32
   Autobytel.com, Inc.*                            3,189          31
   BroadVision, Inc.*                              2,098          10
   Centillium Communications, Inc.*                2,977          16
   CMGI, Inc.*                                    30,462          64
   CNET Networks, Inc.*                            8,346          62
   Digital Insight Corp.*                          2,430          58
   Digital River, Inc.*                            2,272          52
   Digitalthink, Inc.*                             2,937           9
   Digitas, Inc.*                                  1,279          11
   Drugstore.com, Inc.*                            2,607          17
   E-Loan, Inc.*                                   4,615          14
   E.piphany, Inc.*                                4,619          36
   Earthlink, Inc.*                                9,706          93
   eCollege.com, Inc.*                             1,175          26
   Entrust, Inc.*                                  4,592          20
   eResearch Technology, Inc.*                     2,168          62
   eSPEED, Inc., Class A*                          1,968          46
   F5 Networks, Inc.*                              1,847          48
   FindWhat.com*                                   1,307          20
   Freemarkets, Inc.*                              3,051          18
   FTD, Inc., Class A*                               252           6
   GSI Commerce, Inc.*                             1,297          13
   Harris Interactive, Inc.*                       3,477          24
   Homestore, Inc.*                                7,156          25
   Infospace, Inc.*                                2,098          55
   Interland, Inc.*                                1,638          11
   Internet Security Systems, Inc.*                3,088          52
   Interwoven, Inc.*                               2,115          32
   j2 Global Communications, Inc.*                 1,433          41
   Kana Software, Inc.*                            1,930           6
   Keynote Systems, Inc.*                          1,551          19
   Lionbridge Technologies*                        3,105          33
   LookSmart Ltd.*                                 6,253           9
   Matrixone, Inc.*                                3,565          21
   Neoforma, Inc.*                                   989          16
   Net2Phone, Inc.*                                2,772          17
   NetBank, Inc.                                   4,113          54
   Netegrity, Inc.*                                2,109          26

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 62 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Internet - 3.7%  - (continued)
   NetFlix, Inc.*                                    899   $      44
   Netratings, Inc.*                                 802           8
   NIC, Inc.*                                      2,434          17
   Openwave Systems, Inc.*                         4,974          60
   Opsware, Inc.*                                  3,944          30
   Overstock.com, Inc.*                              964          15
   PC-Tel, Inc.*                                   2,117          19
   Portal Software, Inc.*                          2,136          16
   Priceline.com, Inc.*                            1,659          32
   Procurenet, Inc.*                              10,500          --
   ProQuest Co.*                                   1,957          59
   Raindance Communications, Inc.*                 3,914          10
   Register.com, Inc.*                             2,656          13
   RSA Security, Inc.*                             3,952          58
   S1 Corp.*                                       6,408          57
   Safeguard Scientifics, Inc.*                    9,854          34
   Sapient Corp.*                                  6,348          36
   Secure Computing Corp.*                         2,633          40
   Seebeyond Technology Corp.*                     3,973          15
   Sohu.com, Inc.*                                 1,427          49
   SonicWALL, Inc.*                                5,110          41
   Stamps.com, Inc.*                               3,012          19
   Stellent, Inc.*                                 1,427          14
   SupportSoft, Inc.*                              2,434          36
   TheStreet.com, Inc.*                            1,007           5
   TIBCO Software, Inc.*                           7,887          46
   TriZetto Group Inc*                             2,565          17
   United Online, Inc.*                            3,550          65
   Valueclick, Inc.*                               5,444          45
   Verity, Inc.*                                   1,755          25
   Verso Technologies, Inc.*                       8,785          34
   Vignette Corp.*                                17,007          39
   Vitria Technology, Inc.*                        1,534           9
   WatchGuard Technologies, Inc.*                  3,308          21
   WebEx Communications, Inc.*                     1,955          39
   webMethods, Inc.*                               3,776          37
   Websense, Inc.*                                 1,643          44
--------------------------------------------------------------------
                                                               2,730
--------------------------------------------------------------------
Investment Companies - 0.1%
   MCG Capital Corp.                               2,790          51
   Medallion Financial Corp.*                      1,175          10
--------------------------------------------------------------------
                                                                  61
--------------------------------------------------------------------
Iron/Steel - 0.5%
   AK Steel Holding Corp.*                         7,972   $      24
   Allegheny Technologies, Inc.                    6,713          55
   Carpenter Technology Corp.                      1,688          45
   Cleveland-Cliffs, Inc.*                           725          28
   Gibraltar Steel Corp.                             760          19
   Material Sciences Corp.*                          618           6
   Reliance Steel & Aluminum Co.                   2,017          59
   Ryerson Tull, Inc.                              1,779          16
   Schnitzer Steel Industries, Inc.,
    Class A                                          880          48
   Steel Dynamics, Inc.*                           3,672          73
--------------------------------------------------------------------
                                                                 373
--------------------------------------------------------------------
Leisure Time - 0.6%
   Ambassadors Group, Inc.                           444           9
   Ambassadors International, Inc.                   504           7
   Arctic Cat, Inc.                                1,240          29
   Bally Total Fitness Holding Corp.*              2,552          18
   Callaway Golf Co.                               5,455          90
   K2, Inc.*                                       1,971          30
   Marine Products Corp.                             472           8
   Multimedia Games, Inc.*                           873          36
   Nautilus Group, Inc.                            2,370          34
   Navigant International, Inc.*                   1,077          15
   Pegasus Solutions, Inc.*                        2,053          24
   Thor Industries, Inc.                           1,598          97
   WMS Industries, Inc.*                           1,818          49
--------------------------------------------------------------------
                                                                 446
--------------------------------------------------------------------
Lodging - 0.6%
   Ameristar Casinos, Inc.*                          886          21
   Aztar Corp.*                                    2,333          52
   Boca Resorts, Inc., Class A*                    2,043          29
   Boyd Gaming Corp.                               2,656          43
   Choice Hotels International, Inc.               1,645          58
   Extended Stay America, Inc.                     6,462          96
   La Quinta Corp.*                               11,416          71
   Marcus Corp.                                    1,577          24
   MTR Gaming Group, Inc.*                         1,889          21
   Prime Hospitality Corp.*                        3,024          33
--------------------------------------------------------------------
                                                                 448
--------------------------------------------------------------------
Machinery - Construction & Mining - 0.3%
   Astec Industries, Inc.*                         1,250          16
   JLG Industries, Inc.                            4,127          62
   Joy Global, Inc.*                               4,087          86

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 63 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

SMALL COMPANY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Machinery - Construction & Mining - 0.3% - (continued)
   Terex Corp.*                                    3,602   $      93
--------------------------------------------------------------------
                                                                 257
--------------------------------------------------------------------
Machinery - Diversified - 1.5%
   Alamo Group, Inc.                                 429           6
   Albany International Corp., Class A             2,349          73
   Applied Industrial Technologies, Inc.           1,437          34
   Briggs & Stratton Corp.                         1,791         121
   Cascade Corp.                                     862          23
   Cognex Corp.                                    2,767          76
   Flowserve Corp.*                                3,860          82
   Gardner Denver, Inc.*                           1,323          31
   Gerber Scientific, Inc.*                        1,762          15
   Global Power Equipment Group, Inc.*             2,029          13
   Gorman-Rupp (The) Co.                             640          15
   IDEX Corp.                                      2,286          90
   Kadant, Inc.*                                     985          18
   Lindsay Manufacturing Co.                         927          23
   Manitowoc Co. (The), Inc.                       2,145          58
   NACCO Industries, Inc., Class A                   338          26
   Nordson Corp.                                   2,194          71
   Presstek, Inc.*                                 2,524          20
   Robbins & Myers, Inc.                             909          20
   Sauer-Danfoss, Inc.                               817          13
   Stewart & Stevenson Services, Inc.              2,373          33
   Tecumseh Products Co., Class A                  1,662          68
   Tennant Co.                                       736          32
   Thomas Industries, Inc.                           775          25
   UNOVA, Inc.*                                    4,185         100
   Wabtec Corp.                                    2,590          41
--------------------------------------------------------------------
                                                               1,127
--------------------------------------------------------------------
Media - 1.3%
   4Kids Entertainment, Inc.*                      1,244          33
   Acme Communications, Inc.*                        679           6
   American Satellite Network*                       350          --
   Charter Communications, Inc., Class A*         21,399          86
   Courier Corp.                                     321          18
   Cumulus Media, Inc., Class A*                   3,599          69
   Digital Generation Systems*                     2,350           4
   Emmis Communications Corp., Class A*            3,692          84
   Fisher Communications, Inc.*                      375          18
   Gray Television, Inc.                           3,273          42
   Hollinger International, Inc.                   3,430          55
   Information Holdings, Inc.*                     1,036   $      23
   Insight Communications Co., Inc.,
    Class A*                                       4,286          42
   Journal Register Co.*                           2,572          51
   Liberty Corp.                                   1,348          60
   Lin TV Corp., Class A*                          2,182          49
   Lodgenet Entertainment Corp.*                     874          16
   Martha Stewart Living Omnimedia, Inc,
    Class A*                                       1,013          10
   Mediacom Communications Corp.*                  4,885          38
   Paxson Communications Corp.*                    2,456          12
   Pegasus Communications Corp.*                     504          10
   Playboy Enterprises, Inc., Class B*             1,195          19
   Primedia, Inc.*                                12,141          35
   Pulitzer, Inc.                                    394          21
   Regent Communications, Inc.*                    2,846          18
   Saga Communications, Inc., Class A*             1,135          20
   Salem Communications Corp., Class A*              707          17
   Sinclair Broadcast Group, Inc.,
    Class A*                                       3,799          44
   Spanish Broadcasting System, Inc.,
    Class A*                                       3,295          33
   Thomas Nelson, Inc.                               628          11
   Value Line, Inc.                                  150           7
   World Wrestling Entertainment, Inc.             1,011          12
   Young Broadcasting, Inc., Class A*              1,020          20
--------------------------------------------------------------------
                                                                 983
--------------------------------------------------------------------
Metal Fabrication/Hardware - 0.5%
   Ampco-Pittsburgh Corp.                            420           4
   CIRCOR International, Inc.                      1,008          22
   Commercial Metals Co.                           2,062          53
   Kaydon Corp.                                    2,096          51
   Lawson Products, Inc.                             370          13
   Mueller Industries, Inc.*                       2,837          92
   NN, Inc.                                          913          11
   NS Group, Inc.*                                 1,208           9
   Penn Engineering & Manufacturing Corp.            863          14
   Quanex Corp.                                    1,378          54
   Shaw Group (The), Inc.*                         4,508          59
   Valmont Industries, Inc.                        1,230          28
--------------------------------------------------------------------
                                                                 410
--------------------------------------------------------------------
 Mining - 0.5%
   Amcol International Corp.                       1,591          23
   Brush Engineered Materials, Inc.*               1,073          14
   Century Aluminum Co.*                           1,451          24
   Coeur D'alene Mines Corp.*                     15,944          82

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 64 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCK - 97.8% - CONTINUED
--------------------------------------------------------------------
Mining - 0.5% - (continued)
   Hecla Mining Co.*                               9,238   $      68
   Liquidmetal Technologies*                       1,391           3
   Royal Gold, Inc.                                1,452          31
   RTI International Metals, Inc.*                 1,529          21
   Stillwater Mining Co.*                          3,646          31
   USEC, Inc.                                      6,743          51
--------------------------------------------------------------------
                                                                 348
--------------------------------------------------------------------
Miscellaneous Manufacturing - 1.7%
   Actuant Corp., Class A*                         1,978          61
   Acuity Brands, Inc.                             3,452          82
   Ameron International Corp.                        535          18
   Applied Films Corp.*                            1,059          35
   Barnes Group, Inc.                                973          29
   Brink's (The) Co.                               4,448          99
   Ceradyne, Inc.*                                   823          35
   Clarcor, Inc.                                   2,392         105
   Concord Camera Corp.*                           2,481          30
   Cuno, Inc.*                                     1,461          62
   EnPro Industries, Inc.*                         1,678          17
   ESCO Technologies, Inc.*                          977          41
   Federal Signal Corp.                            3,982          60
   Griffon Corp.*                                  2,068          40
   Hexcel Corp.*                                   1,863          13
   Jacuzzi Brands, Inc.*                           7,187          46
   Lydall, Inc.*                                   1,195          15
   Matthews International Corp., Class A           2,338          67
   Myers Industries, Inc.                          1,610          20
   Quixote Corp.                                     551          14
   Raven Industries, Inc.                            504          14
   Roper Industries, Inc.                          2,444         123
   Smith (A.O.) Corp.                              1,409          49
   SPS Technologies, Inc.*                           847          41
   Standex International Corp.                       938          26
   Sturm Ruger & Co., Inc.                         1,719          20
   Tredegar Corp.                                  2,510          39
   Trinity Industries, Inc.                        3,090          80
--------------------------------------------------------------------
                                                               1,281
--------------------------------------------------------------------
Office Furnishings - 0.0%
   Interface, Inc., Class A*                       3,618          21
--------------------------------------------------------------------
Office/Business Equipment - 0.1%
   General Binding Corp.*                            487           9
   Global Imaging System, Inc.*                    1,300          38
   Imagistics International, Inc.*                 1,243   $      45
--------------------------------------------------------------------
                                                                  92
--------------------------------------------------------------------
Oil & Gas - 2.2%
   Atwood Oceanics, Inc.*                            647          17
   Berry Petroleum Co., Class A                    1,312          25
   Cabot Oil & Gas Corp.                           2,038          54
   Cimarex Energy Co.*                             3,441          79
   Clayton Williams Energy, Inc.*                    252           6
   Comstock Resources, Inc.*                       2,319          38
   Denbury Resources, Inc.*                        2,849          36
   Encore Acquisition Co.*                           715          15
   Energy Partners Ltd.*                           1,770          21
   Evergreen Resources, Inc.*                      3,159          88
   Forest Oil Corp.*                               3,457          87
   Frontier Oil Corp.                              2,195          38
   Grey Wolf, Inc.*                               15,025          51
   Harvest Natural Resources, Inc.*                2,887          21
   Holly Corp.                                       828          22
   Houston Exploration Co.*                        1,113          38
   KCS Energy, Inc.*                               2,769          25
   Magnum Hunter Resources, Inc.*                  5,569          50
   McMoRan Exploration Co.*                        1,007          18
   Meridian Resource Corp.*                        3,891          18
   Nuevo Energy Co.*                               1,436          28
   Parker Drilling Co.*                            7,189          17
   Patina Oil & Gas Corp.                          2,449         110
   Penn Virginia Corp.                               625          29
   Petrocorp, Inc.*                                  420           6
   Petroleum Development Corp.*                    1,259          18
   Plains Exploration & Production Co.*            3,198          45
   Prima Energy Corp.*                               771          23
   Quicksilver Resources, Inc.*                    1,359          41
   Range Resources Corp.*                          4,286          34
   Remington Oil & Gas Corp.*                      1,727          31
   Southwestern Energy Co.*                        2,952          60
   Spinnaker Exploration Co.*                      2,058          54
   St. Mary Land & Exploration Co.                 2,279          59
   Stone Energy Corp.*                             1,839          69
   Swift Energy Co.*                               2,111          30
   Tesoro Petroleum Corp.*                         4,749          60
   Tom Brown, Inc.*                                3,383          95
   Unit Corp.*                                     3,000          62

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 65 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Oil & Gas - 2.2% - (continued)
   Vintage Petroleum, Inc.                         4,748   $      49
--------------------------------------------------------------------
                                                               1,667
--------------------------------------------------------------------
Oil & Gas Services - 0.9%
   Cal Dive International, Inc.*                   3,365          71
   CARBO Ceramics, Inc.                              943          41
   Dril-Quip, Inc.*                                  531           8
   Global Industries Ltd.*                         5,890          25
   Gulf Island Fabrication, Inc.*                    601          11
   Hanover Compressor Co.*                         4,297          41
   Horizon Offshore, Inc.*                         2,191          10
   Hydril Co.*                                     1,105          26
   Input/Output, Inc.*                             3,662          14
   Lone Star Technologies, Inc.*                   2,044          28
   Lufkin Industries, Inc.                           451          12
   Matrix Service Co.*                             1,814          29
   Maverick Tube Corp.*                            3,462          64
   Newpark Resources, Inc.*                        5,996          24
   Oceaneering International, Inc.*                1,858          41
   Oil States International, Inc.*                 2,122          27
   RPC, Inc.                                         798           8
   Seacor Smit, Inc.*                              1,403          53
   Superior Energy Services, Inc.*                 3,997          34
   Tetra Technologies, Inc.*                       1,665          37
   Universal Compression Holdings, Inc.*           1,392          33
   Veritas DGC, Inc.*                              2,571          23
   W-H Energy Services, Inc.*                      1,872          28
--------------------------------------------------------------------
                                                                 688
--------------------------------------------------------------------
Packaging & Containers - 0.3%
   Chesapeake Corp.                                1,202          28
   Crown Holdings, Inc.*                          13,645         102
   Greif Brothers Corp., Class A                   1,083          37
   Silgan Holdings, Inc.*                            874          30
--------------------------------------------------------------------
                                                                 197
--------------------------------------------------------------------
Pharmaceuticals - 3.9%
   aaiPharma, Inc.*                                1,162          21
   Abgenix, Inc.*                                  7,239          82
   Able Laboratories, Inc.*                        1,091          20
   Accredo Health, Inc.*                           4,144         129
   Adolor Corp.*                                   2,588          51
   Alkermes, Inc.*                                 5,320          70
   Alpharma, Inc., Class A                         3,157          64
   Alteon, Inc.*                                   2,769           5
   Antigenics, Inc.*                               2,028   $      25
   Atherogenics, Inc.*                             3,044          44
   Atrix Labs, Inc.*                               1,657          34
   AVI BioPharma, Inc.*                            1,678           8
   Bentley Pharmaceuticals, Inc.*                  1,079          13
   BioMarin Pharmaceuticals, Inc.*                 5,206          38
   Biopure Corp.*                                  2,735           9
   Bone Care International, Inc.*                    801          11
   Bradley Pharmaceuticals, Inc.*                    857          20
   Cell Therapeutics, Inc.*                        2,555          23
   Cima Labs, Inc.*                                1,219          40
   Collagenex Pharmaceuticals*                     1,091          11
   Connetics Corp.*                                2,274          40
   Corixa Corp.*                                   3,713          21
   Cubist Pharmaceuticals, Inc.*                   3,267          41
   CV Therapeutics, Inc.*                          2,607          47
   D&K Healthcare Resources, Inc.                  1,075          15
   Dendreon Corp.*                                   923           7
   Discovery Laboratories, Inc.*                   2,937          25
   Dov Pharmaceutical, Inc.*                       1,007          11
   Durect Corp.*                                   3,466           8
   Esperion Therapeutics, Inc.*                    2,794          64
   First Horizon Pharmaceutical Corp.*             1,693          19
   Genesis Health Ventures, Inc.*                  2,401          75
   Genta, Inc.*                                    3,848          39
   Guilford Pharmaceuticals, Inc.*                 2,570          18
   HealthExtras, Inc.*                             1,255          16
   Hi-Tech Pharmacal Co., Inc.*                      687          14
   Hollis-Eden Pharmaceutical*                       671           9
   Ilex Oncology, Inc.*                            3,146          66
   Impax Laboratories, Inc.*                       2,444          35
   Indevus Pharmaceuticals, Inc.*                  3,063          17
   Inspire Pharmaceuticals, Inc.*                  2,350          41
   Isis Pharmaceuticals, Inc.*                     4,286          26
   Kos Pharmaceuticals, Inc.*                        847          38
   KV Pharmaceutical Co., Class A*                 2,620          68
   La Jolla Pharmaceutical Co.*                    4,988          14
   Lannett Co., Inc.*                                445           8
   Ligand Pharmaceuticals, Inc., Class B*          4,665          62
   Medarex, Inc.*                                  6,103          42
   Medicines Co.*                                  3,476          95
   MGI Pharma, Inc.*                               2,502          96

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 66 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Pharmaceuticals - 3.9%  - (continued)
   MIM Corp.*                                      2,434   $      17
   Nabi Biopharmaceuticals*                        4,312          46
   Natures Sunshine Products, Inc.                   773           6
   NBTY, Inc.*                                     4,379         111
   NeoPharm, Inc.*                                 1,065          19
   Noven Pharmaceuticals, Inc.*                    1,693          23
   NPS Pharmaceuticals, Inc.*                      2,387          72
   Nuvelo, Inc.*                                   3,357          13
   Onyx Pharmaceuticals, Inc.*                     2,251          65
   OSI Pharmaceuticals, Inc.*                      3,232          96
   Pain Therapeutics, Inc.*                        1,501           9
   Penwest Pharmaceuticals Co.*                    1,437          22
   Perrigo Co.                                     5,638          85
   Pharmacopeia, Inc.*                             1,986          25
   Pozen, Inc.*                                    2,142          25
   Priority Healthcare Corp., Class B*             2,810          64
   Progenics Pharmaceuticals, Inc.*                  699          12
   Salix Pharmaceuticals Ltd.*                     1,537          29
   Sciclone Pharmaceuticals, Inc.*                 3,189          23
   Star Scientific, Inc.*                          2,014           4
   Tanox, Inc.*                                    2,216          33
   Theragenics Corp.*                              2,430          12
   Trimeris, Inc.*                                 1,140          26
   Tularik, Inc.*                                  3,645          55
   United Therapeutics Corp.*                      1,464          28
   USANA Health Sciences, Inc.*                      672          23
   VCA Antech, Inc.*                               2,895          91
   Vicuron Pharmaceuticals, Inc.*                  4,260          77
   Vivus, Inc.*                                    3,107          11
   Zymogenetics, Inc.*                             1,013          14
--------------------------------------------------------------------
                                                               2,931
--------------------------------------------------------------------
Pipelines - 0.1%
   Aquila, Inc.*                                  15,189          54
   Plains Resources, Inc.*                         1,698          26
   Transmontaigne, Inc.*                           1,441           9
--------------------------------------------------------------------
                                                                  89
--------------------------------------------------------------------
Real Estate - 0.2%
   Avatar Holdings, Inc.*                            389          13
   Consolidated-Tomoka Land Co.                      504          16
   Jones Lang LaSalle, Inc.*                       2,570          54
   Reading International, Inc.,
    Class A*                                       1,175           7
   Tarragon Realty Investors, Inc.*                  420           7
   Trammell Crow Co.*                              2,563   $      34
   United Capital Corp.*                             168           3
--------------------------------------------------------------------
                                                                 134
--------------------------------------------------------------------
REITS - 5.3%
   Acadia Realty Trust                             1,217          15
   Alexander's, Inc.*                                133          16
   Alexandria Real Estate Equities, Inc.           1,835         103
   American Land Lease, Inc.                         420           8
   American Mortgage Acceptance Co.                  671          11
   AMLI Residential Properties Trust               1,303          34
   Anthracite Capital, Inc.                        3,960          41
   Anworth Mortgage Asset Corp.                    3,070          43
   Apex Mortgage Capital, Inc.                     2,453          14
   Associated Estates Realty                       1,365          10
   Bedford Property Investors, Inc.                1,088          31
   Boykin Lodging Co.                              1,391          13
   Brandywine Realty Trust                         2,173          59
   BRT Realty Trust                                  252           6
   Capital Automotive                              2,516          80
   Capstead Mortgage Corp.                         1,567          24
   Colonial Properties Trust                       1,411          54
   Commercial Net Lease Realty                     3,435          61
   Cornerstone Realty Income Trust, Inc.           4,517          41
   Corporate Office Properties Trust               2,364          49
   Correctional Properties Trust                     872          24
   Criimi MAE, Inc.*                               1,007          11
   EastGroup Properties, Inc.                      1,340          42
   Entertainment Properties Trust                  1,460          50
   Equity Inns, Inc.                               3,356          31
   Equity One, Inc.                                2,278          39
   Essex Property Trust, Inc.                      1,583         101
   FelCor Lodging Trust, Inc.*                     4,069          43
   First Industrial Realty Trust, Inc.             3,692         122
   Gables Residential Trust                        2,053          66
   Getty Realty Corp.                              1,276          32
   Glenborough Realty Trust, Inc.                  1,389          27
   Glimcher Realty Trust                           2,578          56
   Great Lakes REIT, Inc.                          1,191          19
   Health Care REIT, Inc.                          4,565         159
   Heritage Property Investment Trust              1,557          44
   Highwoods Properties, Inc.                      4,448         109
   Home Properties of New York, Inc.               2,273          92

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 67 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
REITS - 5.3%  - (continued)
   IMPAC Mortgage Holdings, Inc.                   4,094   $      75
   Innkeepers USA Trust                            2,178          18
   Investors Real Estate Trust                     2,936          31
   Keystone Property Trust                         1,468          30
   Kilroy Realty Corp.                             1,998          62
   Koger Equity, Inc.                              1,592          32
   Kramont Realty Trust                            1,727          31
   LaSalle Hotel Properties                        1,514          28
   Lexington Corporate Properties Trust            2,573          51
   LTC Properties, Inc.                            1,129          16
   Manufactured Home Communities, Inc.             1,159          45
   Meristar Hospitality Corp.*                     3,774          23
   MFA Mortgage Investments, Inc.                  4,862          47
   Mid-America Apartment Communities,
    Inc.                                           1,295          43
   Mission West Properties                         1,251          16
   National Health Investors, Inc.                 1,834          43
   National Health Realty, Inc.                      483           8
   Nationwide Health Properties, Inc.              4,810          88
   Newcastle Investment Corp.                      2,014          49
   Novastar Financial, Inc.                          808          64
   OMEGA Healthcare Investors, Inc.                1,263          10
   Parkway Properties, Inc.                          756          33
   Pennsylvania Real Estate Investment             2,832          98
   Trust
   Post Properties, Inc.                           2,583          74
   Prentiss Properties Trust                       3,043          97
   Price Legacy Corp.*                             1,687           6
   PS Business Parks, Inc.                         1,101          43
   RAIT Investment Trust                           1,627          42
   Ramco-Gershenson Properties                       860          22
   Reckson Associates Realty Corp.                 4,112          99
   Redwood Trust, Inc.                             1,037          55
   Saul Centers, Inc.                                907          26
   Senior Housing Properties Trust                 3,736          60
   Sizeler Property Investors                        931          10
   SL Green Realty Corp.                           2,224          83
   Sovran Self Storage, Inc.                       1,040          36
   Summit Properties, Inc.                         1,925          44
   Sun Communities, Inc.                           1,296          49
   Tanger Factory Outlet Centers, Inc.               561          23
   Taubman Centers, Inc.                           3,658          75
   Town & Country Trust (The)                      1,152          27
   U.S. Restaurant Properties, Inc.                1,645          27
   United Mobile Homes, Inc.                         420   $       7
   Universal Health Realty Income, Inc.              864          26
   Urstadt Biddle Properties, Class A              1,717          24
   Ventas, Inc.                                    6,963         139
   Washington Real Estate Investment
    Trust                                          3,037          93
   Winston Hotels, Inc.                            1,436          15
--------------------------------------------------------------------
                                                               3,923
--------------------------------------------------------------------
Retail - 7.1%
   7-Eleven, Inc.*                                 1,875          31
   AC Moore Arts & Crafts, Inc.*                   1,080          24
   Aeropostale, Inc.*                              1,541          48
   America's Car Mart, Inc.*                         587          17
   American Eagle Outfitters, Inc.*                4,280          79
   AnnTaylor Stores Corp.*                         3,657         145
   Asbury Automotive Group, Inc.*                  1,012          17
   Bebe Stores, Inc.*                                648          18
   Big 5 Sporting Goods Corp.*                     1,091          23
   BJ's Wholesale Club, Inc.*                      5,706         145
   Blair Corp.                                       541          14
   Blue Rhino Corp.*                               1,343          17
   Bob Evans Farms, Inc.                           3,004          93
   Bombay (The) Co., Inc.*                         2,797          29
   Brookstone, Inc.*                               1,397          33
   Brown Shoe Co., Inc.                            1,425          50
   Buckle (The), Inc.                                605          13
   Burlington Coat Factory Warehouse
    Corp.                                          1,544          33
   California Pizza Kitchen, Inc.*                 1,389          26
   Casey's General Stores, Inc.                    3,687          64
   Cash America International, Inc.                2,091          41
   Casual Male Retail Group, Inc.*                 3,273          28
   Cato (The) Corp., Class A                       1,604          33
   CEC Entertainment, Inc.*                        1,930          97
   Charlotte Russe Holding, Inc.*                  1,110          17
   Charming Shoppes, Inc.*                         8,423          52
   Chicago Pizza & Brewery, Inc.*                    906          13
   Children's Place*                               1,007          29
   Christopher & Banks Corp.                       2,860          77
   CKE Restaurants, Inc.*                          3,905          27
   Coldwater Creek, Inc.*                            924          13
   Cole National Corp.*                              988          21
   Copart, Inc.*                                   6,378          77
   Cost Plus, Inc. of California*                  1,786          84

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 68 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Retail - 7.1% - (continued)
   CSK Auto Corp.*                                 2,712   $      49
   Dave & Buster's, Inc.*                            955          13
   Deb Shops, Inc.                                   378           7
   Dick's Sporting Goods, Inc.*                    1,007          53
   Dillard's, Inc., Class A                        5,371          91
   Dress Barn, Inc.*                               1,531          22
   Duane Reade, Inc.*                              1,794          25
   Electronics Boutique Holdings Corp.*            1,109          27
   Finish Line (The), Inc., Class A*               1,443          44
   Finlay Enterprises, Inc.*                         501           8
   Footstar, Inc.*                                 2,210          11
   Fred's, Inc.                                    3,188         106
   Friedman's, Inc., Class A                       1,821          12
   Galyan's Trading Co., Inc.*                     1,057          14
   GameStop Corp., Class A*                        1,762          28
   Genesco, Inc.*                                  1,788          29
   Goody's Family Clothing, Inc.                   1,486          16
   Group 1 Automotive, Inc.*                       1,387          48
   Guitar Center, Inc.*                            1,078          31
   Hancock Fabrics, Inc.                           1,190          17
   Haverty Furniture Cos., Inc.                    1,340          29
   Hibbett Sporting Goods, Inc.*                     943          29
   Hollywood Entertainment Corp.*                  4,371          60
   HOT Topic, Inc.*                                3,945         118
   IHOP Corp.                                      1,667          65
   Insight Enterprises, Inc.*                      3,832          72
   Intertan, Inc.*                                 1,672          16
   J. Jill Group (The), Inc.*                      1,391          18
   Jack in the Box, Inc.*                          2,789          58
   Jo-Ann Stores, Inc.*                            1,423          29
   Jos. A. Bank Clothiers, Inc.*                     604          25
   Kenneth Cole Productions, Inc.,
    Class A                                          444          13
   Kirkland's, Inc.*                                 923          19
   Landry's Restaurants, Inc.                      1,820          45
   Linens 'N Things, Inc.*                         3,639         107
   Lithia Motors, Inc., Class A                    1,109          28
   Lone Star Steakhouse & Saloon, Inc.             1,272          29
   Longs Drug Stores Corp.                         2,463          60
   MarineMax, Inc.*                                  634          12
   Men's Wearhouse, Inc.*                          2,824          87
   Mothers Work, Inc.*                               300           8
   Movado Group, Inc.                                598          16
   Movie Gallery, Inc.*                            1,983   $      35
   Nu Skin Enterprises, Inc., Class A              3,264          57
   O'Charleys, Inc.*                               2,085          36
   OfficeMax, Inc.*                               10,219         100
   P.F. Chang's China Bistro, Inc.*                2,109         114
   Pacific Sunwear of California, Inc.*            5,811         132
   Panera Bread Co., Class A*                      2,269          88
   Papa John's International, Inc.*                  903          24
   Party City Corp.*                                 804          12
   Payless Shoesource, Inc.*                       5,567          72
   Pep Boys - Manny, Moe & Jack                    3,933          81
   Petco Animal Supplies, Inc.*                    3,273         110
   Rare Hospitality International,
    Inc.*                                          2,493          62
   Red Robin Gourmet Burgers, Inc.*                  755          20
   Restoration Hardware, Inc.*                     1,542           9
   Rex Stores Corp.*                                 531           8
   Ryan's Family Steak Houses, Inc.*               3,441          51
   School Specialty, Inc.*                         1,372          40
   Select Comfort Corp.*                           1,594          43
   Sharper Image Corp.*                              777          25
   Shoe Carnival, Inc.*                              622          11
   ShopKo Stores, Inc.*                            2,236          37
   Smart & Final, Inc.*                            1,046          10
   Sonic Automotive, Inc.                          2,266          51
   Sonic Corp.*                                    3,290         102
   Sports Authority (The), Inc.*                   1,700          74
   Stage Stores, Inc.*                             1,490          46
   Steak n Shake (The) Co.*                        1,820          32
   Stein Mart, Inc.*                               1,645          15
   Summit America Television, Inc.*                2,945          11
   TBC Corp.*                                      1,357          40
   Too, Inc.*                                      2,799          51
   Tractor Supply Co.*                             2,410         105
   Trans World Entertainment Corp.*                1,156           8
   Triarc Cos., Class B                            2,865          33
   Tuesday Morning Corp.*                          1,230          39
   Tweeter Home Entertainment Group,
    Inc.*                                          1,617          14
   Ultimate Electronics, Inc.*                     1,124           9
   United Auto Group, Inc.*                        1,350          33
   Urban Outfitters, Inc.*                         1,965          77
   West Marine, Inc.*                              1,305          33
   Wet Seal (The), Inc., Class A*                  1,967          20

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 69 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Retail - 7.1% - (continued)
   Whitehall Jewellers, Inc.*                        894   $       9
   Wilsons Leather Experts (The), Inc.*            1,464           9
   World Fuel Services Corp.                         805          24
   Zale Corp.*                                     2,285         124
--------------------------------------------------------------------
                                                               5,258
--------------------------------------------------------------------
Savings & Loans - 2.9%
   Anchor BanCorp Wisconsin, Inc.                  1,728          43
   Bank Mutual Corp.                               3,159          36
   BankAtlantic Bancorp, Inc., Class A             3,484          66
   BankUnited Financial Corp., Class A*            2,343          60
   Berkshire Hills Bancorp, Inc.                     434          15
   Brookline Bancorp, Inc.                         5,434          82
   Camco Financial Corp.                             587          10
   CFS Bancorp, Inc.                                 830          12
   Charter Financial Corp. of Georgia                352          12
   Citizens First Bancorp, Inc.                      691          16
   Citizens South Banking Corp.                      755          11
   Coastal Bancorp, Inc.                             334          12
   Coastal Financial Corp.                           809          14
   Commercial Capital Bancorp, Inc.*               1,133          23
   Commercial Federal Corp.                        3,636          98
   Connecticut Bancshares, Inc.                      900          46
   Dime Community Bancshares                       1,696          52
   ESB Financial Corp.                               587          10
   EverTrust Financial Group, Inc.                   336          10
   FFLC Bancorp, Inc.                                336          10
   Fidelity Bankshares, Inc.                       1,064          30
   First Defiance Financial Corp.                    373          10
   First Essex Bancorp, Inc.                         565          32
   First Federal Capital Corp.                     1,385          32
   First Financial Holdings, Inc.                  1,057          33
   First Niagara Financial Group, Inc.             6,594         100
   First Place Financial Corp. of Ohio               989          18
   First Sentinel Bancorp, Inc.                    1,798          34
   FirstFed America Bancorp, Inc.                  1,180          31
   FirstFed Financial Corp.*                       1,393          65
   Flag Financial Corp.                              504           7
   Flagstar Bancorp, Inc.                          2,373          52
   FloridaFirst Bancorp                              420          12
   Flushing Financial Corp.                          760          21
   FMS Financial Corp.                               336           7
   GA Financial, Inc.                                336          10
   Harbor Florida Bancshares, Inc.                 1,753   $      53
   Hawthorne Financial Corp.*                        987          27
   Heritage Financial Corp.                          420           9
   Horizon Financial Corp.                           839          15
   Hudson River Bancorp, Inc.                      1,254          44
   Itla Capital Corp.*                               424          21
   Klamath First Bancorp, Inc.                       504          13
   MAF Bancorp, Inc.                               2,002          88
   MASSBANK Corp.                                    334          13
   MutualFirst Financial, Inc.                       336           9
   NASB Financial, Inc.                              251          10
   Northwest Bancorp, Inc.                         1,694          37
   OceanFirst Financial Corp.                        476          13
   Ocwen Financial Corp.*                          3,259          23
   Parkvale Financial Corp.                          358          10
   Partners Trust Financial Group, Inc.              557          16
   PennFed Financial Services, Inc.                  295           9
   PFF Bancorp, Inc.                                 985          37
   Provident Bancorp, Inc.                           328          16
   Provident Financial Holdings                      252           8
   Provident Financial Services, Inc.              3,944          82
   Quaker City Bancorp, Inc.                         390          16
   Seacoast Financial Services Corp.               2,159          59
   Sound Federal Bancorp, Inc.                     1,091          18
   St. Francis Capital Corp.                         627          22
   Staten Island Bancorp, Inc.                     4,615         106
   Sterling Financial Corp. of
    Washington*                                    1,185          40
   TierOne Corp.*                                  1,846          44
   Troy Financial Corp.                              531          19
   United Community Financial Corp. of
    Ohio                                           2,512          28
   Warwick Community Bancorp, Inc.                   235           7
   Waypoint Financial Corp.                        2,550          55
   Westfield Financial, Inc.                         378           9
   Willow Grove Bancorp, Inc.                        952          16
   WSFS Financial Corp.                              521          22
--------------------------------------------------------------------
                                                               2,146
--------------------------------------------------------------------
Semiconductors - 4.2%
   Actel Corp.*                                    1,809          50
   Alliance Semiconductor Corp.*                   1,778          15
   Artisan Components, Inc.*                       1,461          30
   Asyst Technologies, Inc.*                       3,191          58
   ATMI, Inc.*                                     2,304          53

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 70 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                                NOVEMBER 30,2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Semiconductors - 4.2% - (continued)
   Axcelis Technologies, Inc.*                     8,153   $      94
   Brooks Automation, Inc.*                        3,013          73
   ChipPAC, Inc., Class A*                         3,979          31
   Cirrus Logic, Inc.*                             5,708          49
   Cohu, Inc.                                      2,021          42
   Conexant Systems, Inc.*                        22,070         111
   Credence Systems Corp.*                         5,221          68
   Diodes, Inc.*                                     504          10
   DSP Group, Inc.*                                2,298          55
   Dupont Photomasks, Inc.*                          976          23
   Entegris, Inc.*                                 4,956          64
   ESS Technology, Inc.*                           2,490          42
   Exar Corp.*                                     3,870          75
   Genesis Microchip, Inc.*                        2,800          52
   GlobespanVirata, Inc.*                          8,711          53
   Helix Technology Corp.                          2,112          46
   Integrated Silicon Solutions, Inc.*             2,686          50
   IXYS Corp.*                                     1,427          12
   Kopin Corp.*                                    5,689          40
   Kulicke & Soffa Industries, Inc.*               4,072          67
   Lattice Semiconductor Corp.*                    8,367          79
   LTX Corp.*                                      4,082          68
   Mattson Technology, Inc.*                       2,721          42
   Micrel, Inc.*                                   4,615          79
   Microsemi Corp.*                                2,418          59
   Mindspeed Technologies, Inc.*                   7,385          49
   MKS Instruments, Inc.*                          2,450          68
   Monolithic System Technology, Inc.*             1,884          14
   Mykrolis Corp.*                                 2,679          42
   Omnivision Technologies, Inc.*                  1,926         126
   ON Semiconductor Corp.*                         3,232          21
   ParthusCeva, Inc.*                              1,259          11
   Pericom Semiconductor Corp.*                    1,741          20
   Photronics, Inc.*                               2,379          44
   Pixelworks, Inc.*                               2,883          38
   Power Integrations, Inc.*                       2,095          76
   Rudolph Technologies, Inc.*                       923          21
   Semitool, Inc.*                                 1,345          15
   Semtech Corp.*                                  4,867         118
   Silicon Image, Inc.*                            5,700          42
   Siliconix, Inc.*                                  476          24
   Sipex Corp.*                                    2,627          25
   Skyworks Solutions, Inc.*                      12,065   $     106
   Standard Microsystems Corp.*                    1,255          34
   Supertex, Inc.*                                   718          12
   Three-Five Systems, Inc.*                       2,532          14
   Transmeta Corp. of Delaware*                   10,678          35
   Triquint Semiconductor, Inc.*                  10,999          89
   Ultratech Stepper, Inc.*                        1,641          50
   Varian Semiconductor Equipment
    Associates, Inc.*                              2,361         110
   Veeco Instruments, Inc.*                        1,854          55
   Virage Logic Corp.*                             1,007          10
   Vitesse Semiconductor Corp.*                   16,949         124
   White Electronic Designs Corp.*                 2,182          23
   Xicor, Inc.*                                    2,041          27
   Zoran Corp.*                                    3,357          62
--------------------------------------------------------------------
                                                               3,095
--------------------------------------------------------------------
Software - 4.4%
   Activision, Inc.*                               7,217         110
   Advent Software, Inc.*                          2,601          46
   Allscripts Healthcare Solutions, Inc.*          1,954          11
   Altiris, Inc.*                                    802          25
   American Management Systems, Inc.*              3,462          52
   Ansys, Inc.*                                    1,200          46
   Ascential Software Corp.*                       5,199         132
   Aspen Technology, Inc.*                         3,560          27
   Avid Technology, Inc.*                          2,482         131
   Barra, Inc.*                                    1,222          45
   Borland Software Corp.*                         5,822          51
   CCC Information Services Group, Inc.*           1,010          17
   Cerner Corp.*                                   2,350         105
   Computer Programs & Systems, Inc.                 498           9
   Concord Communications, Inc.*                   1,328          29
   Concur Technologies, Inc.*                      1,930          19
   Concurrent Computer Corp.*                      6,042          24
   CSG Systems International, Inc.*                4,280          50
   Datastream Systems, Inc.*                       1,463          11
   Dendrite International, Inc.*                   2,478          42
   Documentum, Inc.*                               3,655         110
   Eclipsys Corp.*                                 2,873          29
   eFunds Corp.*                                   3,859          67
   Embarcadero Technologies, Inc.*                 1,554          22
   Epicor Software Corp.*                          3,105          39
   EPIQ Systems, Inc.*                             1,410          25

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 71 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Software - 4.4%  - (continued)
   FalconStor Software, Inc.*                      2,815   $      22
   Filenet Corp.*                                  2,819          74
   Group 1 Software, Inc.*                           755          13
   Hyperion Solutions Corp.*                       3,187         106
   IDX Systems Corp.*                              1,439          37
   IMPAC Medical Systems, Inc.*                      504          12
   Informatica Corp.*                              5,282          60
   infoUSA, Inc.*                                  2,478          21
   Intelidata Technologies Corp.*                  4,028           7
   Inter-Tel, Inc.                                 1,569          38
   Intercept, Inc.*                                1,634          17
   JDA Software Group, Inc.*                       2,319          42
   Keane, Inc.*                                    4,249          60
   Lawson Software, Inc.*                          3,475          29
   Mantech International Corp., Class A*           1,357          35
   Manugistics Group, Inc.*                        5,012          33
   MAPICS, Inc.*                                   1,443          17
   Micromuse, Inc.*                                4,516          36
   MicroStrategy, Inc., Class A*                     839          45
   Midway Games, Inc.*                             2,121           7
   Mobius Management Systems, Inc.*                  587           9
   MRO Software, Inc.*                             1,619          22
   MSC.Software Corp.*                             1,957          19
   NDCHealth Corp.                                 2,867          77
   NetlQ Corp.*                                    4,373          52
   Omnicell, Inc.*                                 1,176          16
   OPNET Technologies, Inc.*                         942          17
   Packeteer, Inc.*                                1,884          36
   PalmSource, Inc.*                                 753          19
   Parametric Technology Corp.*                   19,260          66
   PDF Solutions, Inc.*                            1,229          14
   Pegasystems, Inc.*                                755           6
   Per-Se Technologies, Inc.*                      2,630          37
   Pinnacle Systems, Inc.*                         4,763          40
   Progress Software Corp.*                        2,550          53
   Pumatech, Inc.*                                 3,692          22
   QAD, Inc.*                                      1,175          15
   Quality Systems, Inc.*                            420          18
   Quest Software, Inc.*                           3,238          48
   Renaissance Learning, Inc.*                       618          14
   Retek, Inc.*                                    4,479          47
   Roxio, Inc.*                                    2,795          15
   Sanchez Computer Associates, Inc.*              1,162   $       5
   ScanSoft, Inc.*                                 6,094          37
   Schawk, Inc.                                      596           8
   Seachange International, Inc.*                  2,352          35
   Serena Software, Inc.*                          1,911          37
   SPSS, Inc.*                                       972          19
   SS&C Technologies, Inc.                           613          18
   Sybase, Inc.*                                   7,217         148
   Take-Two Interactive Software, Inc.*            3,355         111
   THQ, Inc.*                                      3,150          51
   TradeStation Group, Inc.*                       1,827          16
   Transaction Systems Architects, Inc.,
    Class A*                                       3,154          62
   Ulticom, Inc.*                                    910          10
   Vastera, Inc.*                                  2,173           9
   Verint Systems, Inc.*                             496          12
   VitalWorks, Inc.*                               3,068          15
   Wind River Systems, Inc.*                       5,648          37
--------------------------------------------------------------------
                                                               3,277
--------------------------------------------------------------------
Storage/Warehousing - 0.0%
   Mobile Mini, Inc.*                              1,109          22
--------------------------------------------------------------------
Telecommunications - 4.2%
   Adaptec, Inc.*                                  8,811          78
   Aeroflex, Inc.*                                 4,428          56
   Aether Systems, Inc.*                           2,961          15
   Anaren, Inc.*                                   1,797          27
   Andrew Corp.*                                  12,166         143
   Anixter International, Inc.*                    2,591          60
   Applied Signal Technology, Inc.                   755          16
   Arris Group, Inc.*                              4,418          28
   Aspect Communications Corp.*                    2,497          37
   Audiovox Corp., Class A*                        1,337          19
   Avanex Corp.*                                   4,751          22
   Black Box Corp.                                 1,303          57
   Boston Communications Group*                    1,845          17
   C-COR.net Corp.*                                3,173          37
   Cable Design Technologies Corp.*                3,529          36
   Cincinnati Bell, Inc.*                         14,159          81
   Commonwealth Telephone Enterprises,
    Inc.*                                          1,781          67
   CommScope, Inc.*                                4,240          68
   Computer Network Technology Corp.*              2,705          27
   Comtech Telecommunications*                     1,065          35
   Corvis Corp.*                                  25,259          37

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 72 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCK - 97.8% - CONTINUED
--------------------------------------------------------------------
Telecommunications - 4.2%  - (continued)
   CT Communications, Inc.                         1,427   $      20
   D&E Communications, Inc.                        1,091          16
   Ditech Communications Corp.*                    2,601          46
   Dobson Communications Corp., Class A*           1,894          11
   EMS Technologies, Inc.*                           902          19
   Enterasys Networks, Inc.*                      16,738          72
   Extreme Networks*                               7,955          78
   Finisar Corp.*                                 11,343          45
   General Communication, Inc., Class A*           3,619          32
   Golden Telecom, Inc.*                           1,209          34
   Harmonic, Inc.*                                 5,705          50
   Hickory Tech Corp.                              1,091          13
   Hypercom Corp.*                                 2,117          11
   Inet Technologies, Inc.*                        1,054          14
   Infonet Services Corp., Class B*                5,634          11
   Intrado, Inc.*                                  1,168          23
   Ixia*                                           1,859          24
   KVH Industries, Inc.*                           1,007          32
   Lightbridge, Inc.*                              2,266          22
   Mastec, Inc.*                                   1,619          21
   McLeodUSA, Inc. Class A*                        5,035           8
   Metro One Telecommunications, Inc.*             1,531           3
   MRV Communications, Inc.*                       9,871          40
   Network Equipment Technologies, Inc.*           1,846          19
   New Focus, Inc.*                                5,438          27
   Newport Corp.*                                  3,157          54
   NII Holdings, Inc., Class B*                    1,175          89
   North Pittsburgh Systems, Inc.                  1,229          23
   Oplink Communications, Inc.*                    9,101          22
   Plantronics, Inc.*                              3,309         101
   Powerwave Technologies, Inc.*                   5,425          40
   Price Communications Corp.*                     3,364          43
   Primus Telecommunications Group, Inc.*          4,028          43
   Proxim Corp., Class A*                         10,072          14
   PTEK Holdings, Inc.*                            4,179          36
   RCN Corp.*                                      4,427           4
   Remec, Inc.*                                    4,694          53
   RF Micro Devices, Inc.*                        14,182         165
   SafeNet, Inc.*                                    839          28
   SBA Communications Corp.*                       4,615          16
   Shenandoah Telecom Co.                            274          13
   Sonus Networks, Inc.*                          16,342         149
   Spectralink Corp.                               1,609   $      33
   Stratex Networks, Inc.*                         6,874          24
   SureWest Communications                         1,208          47
   Sycamore Networks, Inc.*                       14,872          79
   SymmetriCom, Inc.*                              3,105          22
   Talk America Holdings, Inc.*                    2,286          26
   Tekelec*                                        4,177          70
   Terayon Communication Systems, Inc.*            5,383          32
   Time Warner Telecom, Inc., Class A*             3,336          35
   Tollgrade Communications, Inc.*                 1,145          20
   Triton PCS Holdings, Inc., Class A*             1,801          10
   Turnstone Systems, Inc.*                        2,768           8
   Viasat, Inc.*                                   1,691          36
   Warwick Valley Telephone Co.                      504          16
   Westell Technologies, Inc., Class A*            3,692          27
   Western Wireless Corp., Class A*                4,347          81
   Zhone Technologies, Inc.*                       1,995          11
--------------------------------------------------------------------
                                                               3,124
--------------------------------------------------------------------
Textiles - 0.1%
   Angelica Corp.                                    696          15
   G & K Services, Inc., Class A                   1,388          50
   Unifirst Corp. of Massachusetts                   774          18
--------------------------------------------------------------------
                                                                  83
--------------------------------------------------------------------
Toys, Games & Hobbies - 0.2%
   Action Performance Cos., Inc.                   1,293          25
   Boyd's Collection Ltd.*                         1,529           7
   Department 56, Inc.*                            1,045          15
   Jakks Pacific, Inc.*                            2,007          27
   RC2 Corp.*                                      1,100          23
   Topps (The) Co.*                                2,565          27
--------------------------------------------------------------------
                                                                 124
--------------------------------------------------------------------
Transportation - 1.5%
   Alexander & Baldwin, Inc.                       3,814         120
   Arkansas Best Corp.                             1,769          56
   Covenant Transport, Inc., Class A*                564          11
   EGL, Inc.*                                      2,982          55
   Florida East Coast Industries, Inc.,
    Class A                                        1,242          38
   Forward Air Corp.*                                924          26
   Genesee & Wyoming, Inc., Class A*               1,024          26
   Gulfmark Offshore, Inc.*                        1,140          16
   Heartland Express, Inc.                         2,519          61
   Kansas City Southern Industries, Inc.*          5,192          69

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 73 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL COMPANY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.8% - CONTINUED
--------------------------------------------------------------------
Transportation - 1.5% - (continued)
   Kirby Corp.*                                    1,543   $      46
   Knight Transportation, Inc.*                    2,041          49
   Landstar System, Inc.*                          2,510          90
   Maritrans, Inc.                                   587          10
   Offshore Logistics, Inc.*                       1,542          39
   Old Dominion Freight Line, Inc.*                  923          29
   Overseas Shipholding Group                      1,312          37
   Pacer International, Inc.*                      1,846          39
   PAM Transportation Services, Inc.*                504          10
   Petroleum Helicopters*                            277           7
   RailAmerica, Inc.*                              2,463          28
   Roadway Corp.                                     958          49
   SCS Transportation, Inc.*                       1,173          19
   Seabulk International, Inc.*                      923           8
   U.S.Xpress Enterprises, Inc.,
    Class A*                                         444           6
   USF Corp.                                       2,198          73
   Yellow Corp.*                                   2,431          74
--------------------------------------------------------------------
                                                               1,091
--------------------------------------------------------------------
Trucking & Leasing - 0.1%
   GATX Corp.                                      3,441          84
   Greenbrier Cos., Inc.*                            420           6
   Interpool, Inc.                                   532           8
--------------------------------------------------------------------
                                                                  98
--------------------------------------------------------------------
Water - 0.2%
   American States Water Co.                       1,243          30
   California Water Service Group                  1,295          34
   Connecticut Water Service, Inc.                   674          20
   Middlesex Water Co.                               898          18
   Pico Holdings, Inc.*                              466           7
   SJW Corp.                                         143          13
   Southwest Water Co.                               900          14
--------------------------------------------------------------------
                                                                 136
--------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------
(Cost $53,126)                                                72,871

                                             PRINCIPAL
                                               AMOUNT       VALUE
                                               (000S)       (000S)
--------------------------------------------------------------------
CONVERTIBLE BONDS - 0.0%
--------------------------------------------------------------------
Distribution/Wholesale - 0.0%
   Timco Aviation Services, Inc.,
    8.00%, 1/2/07                           $          1   $      --
--------------------------------------------------------------------
Total Convertible Bonds
--------------------------------------------------------------------
(Cost $-)                                                         --

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
OTHER - 0.0%
--------------------------------------------------------------------
   Escrow DLB Oil & Gas*                             400          --
   Escrow MascoTech, Inc.*                        10,600          --
   Gladstone Capital Corp.                           723          15
--------------------------------------------------------------------
Total Other
--------------------------------------------------------------------
(Cost $13)                                                        15

--------------------------------------------------------------------
RIGHTS - 0.0%
--------------------------------------------------------------------
   CSF Holdings, Inc.*                             2,000          --
   WilTel Communications Group, Inc.*              2,182          --
--------------------------------------------------------------------
Total Rights
--------------------------------------------------------------------
(Cost $-)

--------------------------------------------------------------------
WARRANTS - 0.0%
--------------------------------------------------------------------
   Aura Systems, Inc., Exp. 5/31/05*                 513          --
   Optical Cable Corp., Exp. 10/24/07*               233          --
--------------------------------------------------------------------
Total Warrants
--------------------------------------------------------------------
(Cost $-)                                                         --

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 74 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                              SHARES/
                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
SHORT - TERM INVESTMENTS - 32.2%
--------------------------------------------------------------------
   Northern Institutional Funds -
    Liquid Assets Portfolio /(1)/             22,425,621   $  22,426
   State Street Bank & Trust Co., Grand
    Cayman, Eurodollar Time Deposit,
    1.04%, 12/1/03                          $      1,433       1,433
   U.S. Treasury Bill,/(2)/
    0.90%, 1/22/04                                   150         150
--------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------
(Cost $24,009)                                                24,009

--------------------------------------------------------------------
Total Investments - 130.0%
--------------------------------------------------------------------
(Cost $77,148)                                                96,895
   Liabilities less Other Assets -
    (30.0)%                                                  (22,360)
--------------------------------------------------------------------
NET ASSETS - 100.0%                                        $  74,535

(1) Investment relates to cash collateral received from portfolio securities loaned.
(2) Security pledged as collateral to cover margin requirements for open futures contracts.

*    Non-Income Producing Security

At November 30,2003, the Small Company Index Portfolio had open futures contracts as follows:

--------------------------------------------------------------------------
                              NOTIONAL
                  NUMBER OF    AMOUNT    CONTRACT   CONTRACT   UNREALIZED
TYPE              CONTRACTS    (000S)    POSITION     EXP.     GAIN/(000S)
--------------------------------------------------------------------------
Russell 2000          6       $  1,640     Long      12/03     $     121
==========================================================================

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 75 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO
                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 100.1%
--------------------------------------------------------------------
Apparel - 2.0%
   Coach, Inc.*                                   15,900   $     633
--------------------------------------------------------------------
Commercial Services - 8.2%
   Career Education Corp.*                        13,200         675
   Cintas Corp.                                    5,000         234
   Corinthian Colleges, Inc.*                     10,300         658
   Paychex, Inc.                                  12,100         466
   University of Phoenix Online*                   6,700         505
--------------------------------------------------------------------
                                                               2,538
--------------------------------------------------------------------
Computers - 8.6%
   Fiserv, Inc.*                                  11,200         420
   Manhattan  Associates, Inc.*                   15,400         469
   NetScreen Technologies, Inc.*                  12,900         325
   Network Appliance, Inc.*                       24,400         564
   Sandisk Corp.*                                  5,700         461
   Sungard Data Systems, Inc.*                    15,600         421
--------------------------------------------------------------------
                                                               2,660
--------------------------------------------------------------------
Diversified Financial Services - 2.6%
   Ameritrade Holding Corp.*                      24,500         308
   Legg Mason, Inc.                                6,100         486
--------------------------------------------------------------------
                                                                 794
--------------------------------------------------------------------
Electronics - 3.9%
   Harman International Industries, Inc.           3,600         491
   Jabil Circuit, Inc.*                           15,500         426
   Tektronix, Inc.                                11,200         309
--------------------------------------------------------------------
                                                               1,226
--------------------------------------------------------------------
Engineering & Construction - 1.3%
   Jacobs Engineering Group, Inc.*                 9,100         418
--------------------------------------------------------------------
Entertainment - 3.8%
   International Game Technology                   9,900         343
   Station Casinos, Inc.                          16,200         505
   WMS Industries, Inc.*                          12,800         342
--------------------------------------------------------------------
                                                               1,190
--------------------------------------------------------------------
Environmental Control - 1.5%
   Stericycle, Inc.*                               9,400         464
--------------------------------------------------------------------
Healthcare-Products - 6.1%
   Abaxis, Inc.*                                  13,000         263
   Dade Behring Holdings, Inc.*                    6,800         230
   Gen-Probe, Inc.*                                8,900         309
   Guidant Corp.                                   8,600         488
   Zimmer Holdings, Inc.*                          9,100         600
--------------------------------------------------------------------
                                                               1,890
--------------------------------------------------------------------
Healthcare-Services - 2.6%
   American Healthways, Inc.*                      5,300   $     245
   Odyssey HealthCare, Inc.*                       6,600         235
   Select Medical Corp.                            9,200         330
--------------------------------------------------------------------
                                                                 810
--------------------------------------------------------------------
Home Builders - 1.3%
   Lennar Corp., Class A                           4,200         411
--------------------------------------------------------------------
Internet - 1.5%
   Symantec Corp.*                                14,400         473
--------------------------------------------------------------------
Leisure Time - 1.0%
   Royal Caribbean Cruises Ltd.                    9,800         296
--------------------------------------------------------------------
Machinery - Diversified -1.5%
   Zebra Technologies Corp., Class A*              7,300         464
--------------------------------------------------------------------
Media - 1.8%
   Univision Communications, Inc.,
    Class A*                                      15,400         556
--------------------------------------------------------------------
Mining - 1.1%
   Freeport-McMoRan Copper & Gold, Inc.,
    Class B                                        7,600         331
--------------------------------------------------------------------
Miscellaneous Manufacturing - 3.0%
   DanaherCorp.                                    5,800         483
   Dover Corp.                                    11,800         453
--------------------------------------------------------------------
                                                                 936
--------------------------------------------------------------------
Pharmaceuticals - 10.4%
   aaiPharma, Inc.*                               11,500         209
   Barr Laboratories, Inc.*                        6,500         537
   Forest Laboratories, Inc.*                      5,600         306
   Gilead Sciences, Inc.*                          8,600         505
   MGI Pharma, Inc.*                              12,000         460
   Mylan Laboratories, Inc.                       12,600         319
   Neurocrine Biosciences, Inc.*                   8,200         433
   OSI Pharmaceuticals, Inc.*                      7,400         220
   Vicuron Pharmaceuticals, Inc.*                 12,300         223
--------------------------------------------------------------------
                                                               3,212
--------------------------------------------------------------------
REITS - 1.0%
   General Growth Properties, Inc.                 3,700         298
--------------------------------------------------------------------
Retail - 8.8%
   Family Dollar Stores, Inc.                     11,400         440
   P.F. Chang's China Bistro, Inc.*                5,900         318
   Petsmart, Inc.                                 24,700         597

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 76 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                                NOVEMBER 30,2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 100.1% - CONTINUED
--------------------------------------------------------------------
Retail - 8.8% - (continued)
   Ross Stores, Inc.                               8,800   $     482
   Tiffany & Co.                                   9,100         413
   Tractor Supply Co.*                            11,200         487
--------------------------------------------------------------------
                                                               2,737
--------------------------------------------------------------------
Semiconductors - 14.2%
   Cymer, Inc.*                                    8,500         394
   Entegris, Inc.*                                30,700         394
   FEI Co.*                                       16,500         396
   Integrated Circuit Systems, Inc.*              14,900         443
   Intersil Corp., Class A                        18,000         476
   Marvell Technology Group Ltd.*                 11,400         450
   Microchip Technology, Inc.                     13,200         454
   Novellus Systems, Inc.*                         7,500         328
   Omnivision Technologies, Inc.*                  5,400         352
   QLogic Corp.*                                   6,400         364
   Xilinx, Inc.*                                   9,300         350
--------------------------------------------------------------------
                                                               4,401
--------------------------------------------------------------------
Software - 11.1%
   BEA Systems, Inc.*                             37,900         482
   Cognos, Inc.*                                  20,500         688
   Hyperion Solutions Corp.*                      13,900         461
   Mercury Interactive Corp.*                     10,600         496
   National Instruments Corp.                     11,800         534
   Siebel Systems, Inc.*                          24,200         319
   Veritas Software Corp.*                        12,000         456
--------------------------------------------------------------------
                                                               3,436
--------------------------------------------------------------------
Telecommunications - 1.8%
   Adtran, Inc.                                    8,300         546
--------------------------------------------------------------------
Transportation - 1.0%
   Expeditors International
    Washington, Inc.                               7,600         297
--------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------
(Cost $26,070)                                                31,017

                                              SHARES/
                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
SHORT - TERM INVESTMENTS - 28.8%
--------------------------------------------------------------------
   Northern Institutional Funds -
    Liquid Assets Portfolio /(1)/              8,590,955   $   8,591
   State Street Bank & Trust Co.,
    Grand Cayman, Eurodollar Time
    Deposit,
      1.04%, 12/1/03                        $        320         320
--------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------
(Cost $8,911)                                                  8,911

--------------------------------------------------------------------
Total Investments - 128.9%
--------------------------------------------------------------------
(Cost $34,981)                                                39,928
   Liabilities less Other Assets - (28.9)%                    (8,942)
--------------------------------------------------------------------
NET ASSETS - 100.0%                                        $  30,986

(1) Investment relates to cash collateral received from portfolio securities loaned.

*    Non-Income Producing Security

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 77 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
FOCUSED GROWTH PORTFOLIO

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 100.4%
--------------------------------------------------------------------
Aerospace/Defense - 2.7%
   United Technologies Corp.                      72,800   $   6,239
--------------------------------------------------------------------
Auto Manufacturers - 0.4%
   PACCAR, Inc.                                   11,200         898
--------------------------------------------------------------------
Auto Parts & Equipment - 0.6%
   Johnson Controls, Inc.                         12,300       1,346
--------------------------------------------------------------------
Banks - 1.0%
   U.S. Bancorp                                   79,000       2,189
--------------------------------------------------------------------
Beverages - 1.0%
   Coca-Cola (The) Co.                            50,000       2,325
--------------------------------------------------------------------
Biotechnology - 2.7%
   Amgen, Inc.*                                   18,200       1,046
   Genentech, Inc.*                               43,900       3,701
   Genzyme Corp.*                                 30,700       1,435
--------------------------------------------------------------------
                                                               6,182
--------------------------------------------------------------------
Commercial Services - 2.8%
   Apollo Group, Inc., Class A*                   25,000       1,726
   Paychex, Inc.                                 122,500       4,712
--------------------------------------------------------------------
                                                               6,438
--------------------------------------------------------------------
Computers - 4.9%
   Dell, Inc.*                                   158,400       5,465
   EMC Corp. of  Massachusetts*                   96,100       1,321
   NCR Corp.*                                     19,200         670
   Network Appliance, Inc.*                       49,000       1,132
   Sungard Data Systems, Inc.*                    59,000       1,594
   Unisys Corp.*                                  57,100         932
--------------------------------------------------------------------
                                                              11,114
--------------------------------------------------------------------
Cosmetics/Personal Care - 2.9%
   Avon Products, Inc.                             48,600      3,329
   Procter & Gamble Co.                            33,100      3,186
--------------------------------------------------------------------
                                                               6,515
--------------------------------------------------------------------
Diversified Financial Services - 6.0%
   American Express Co.                          128,000       5,851
   Franklin  Resources, Inc.                      39,000       1,865
   Goldman Sachs Group, Inc.                      50,000       4,804
   Legg Mason, Inc                                15,100       1,204
--------------------------------------------------------------------
                                                              13,724
--------------------------------------------------------------------
Electronics - 0.9%
   Amphenol Corp., Class A*                       17,500       1,059
   Vishay Intertechnology, Inc.*                  50,000       1,051
--------------------------------------------------------------------
                                                               2,110
--------------------------------------------------------------------
Entertainment - 0.9%
   International Game Technology                  60,900   $   2,113
--------------------------------------------------------------------
Food - 1.2%
   Sysco Corp.                                    77,300       2,807
--------------------------------------------------------------------
Healthcare-Products - 4.5%
   Johnson & Johnson                              33,000       1,627
   Medtronic, Inc.                                30,000       1,356
   St. Jude Medical, Inc.*                        48,000       3,040
   Stryker Corp.                                  52,200       4,228
--------------------------------------------------------------------
                                                              10,251
--------------------------------------------------------------------
Household Products/Wares - 0.7%
   Fortune Brands, Inc.                           24,000       1,640
--------------------------------------------------------------------
Internet - 2.3%
   eBay, Inc.*                                    18,200       1,016
   Symantec Corp.*                                36,000       1,182
   Yahoo!, Inc.*                                  70,000       3,009
--------------------------------------------------------------------
                                                               5,207
--------------------------------------------------------------------
Lodging - 0.6%
   Marriott International, Inc.,
    Class A                                       28,400      1,302
-------------------------------------------------------------------
Machinery - Construction & Mining - 1.7%
   Caterpillar, Inc.                              50,900      3,871
-------------------------------------------------------------------
Machinery - Diversified - 1.9%
   Deere & Co.                                    50,000      3,061
   Rockwell Automation, Inc.                      39,900      1,327
-------------------------------------------------------------------
                                                              4,388
-------------------------------------------------------------------
Media - 0.6%
   Scripps(E.W.)Co., Class A                      14,100      1,298
-------------------------------------------------------------------
Mining - 2.2%
   Newmont Mining Corp.                          104,100      5,011
-------------------------------------------------------------------
Miscellaneous Manufacturing - 8.4%
   3M Co.                                         71,600       5,659
   Cooper Industries Ltd., Class A                26,500       1,422
   Dover Corp.                                    39,200       1,505
   Eaton  Corp.                                   13,300       1,370
   General Electric Co.                          248,900       7,136
   Ingersoll-Rand Co., Class A                    34,000       2,119
--------------------------------------------------------------------
                                                              19,211
--------------------------------------------------------------------
Oil & Gas - 1.1%
   Occidental Petroleum Corp.                     66,200       2,428
--------------------------------------------------------------------
Oil & Gas Services - 1.3%
   Baker Hughes, Inc.                             77,300       2,231

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 78 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                             OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 100.4% - CONTINUED
--------------------------------------------------------------------
Oil & Gas Services - 1.3% - (continued)
   Smith Internatinal, Inc.*                      16,800   $     630
--------------------------------------------------------------------
                                                               2,861
--------------------------------------------------------------------
Pharmaceuticals - 5.5%
   Barr Laboratories, Inc.*                        9,100         751
   Gilead Sciences, Inc.*                         38,050       2,233
   Lilly (Eli) & Co.                              26,000       1,783
   Medimmune, Inc.*                               46,900       1,116
   Pfizer, Inc.                                  135,000       4,529
   Teva Pharmaceutical Industries
    Ltd. ADR                                      35,800       2,156
--------------------------------------------------------------------
                                                              12,568
--------------------------------------------------------------------
Retail - 9.3%
   Best Buy Co., Inc.                             74,100       4,594
   Dollar General Corp.                           50,000       1,056
   Lowe's Cos., Inc.                              80,000       4,664
   Petsmart, Inc.                                 25,000         604
   Ross Stores, Inc.                              11,000         603
   Staples, Inc.*                                116,200       3,155
   Starbucks Corp.*                               70,100       2,248
   Tiffany & Co.                                  28,200       1,279
   Wal-Mart Stores, Inc.                          55,000       3,060
--------------------------------------------------------------------
                                                              21,263
--------------------------------------------------------------------
Semiconductors - 18.0%
   Amkor Technology, Inc.*                        76,000       1,483
   Analog Devices, Inc.                          103,000       5,124
   Applied Materials, Inc.*                      203,000       4,933
   Broadcom Corp., Class A*                       67,000       2,441
   Intel Corp.                                   375,400      12,550
   Kla-Tencor Corp.*                              38,000       2,227
   Lam Research Corp.*                            34,500       1,104
   Marvell Technology Group Ltd.*                 16,000         632
   Microchip Technology, Inc.                     32,200       1,108
   National Semiconductor Corp.*                  53,800       2,406
   QLogic Corp.*                                  28,800       1,637
   Silicon Laboratories, Inc.*                    13,500         662
   Texas Instruments, Inc.                       154,800       4,607
--------------------------------------------------------------------
                                                              40,914
--------------------------------------------------------------------
Software - 7.2%
   Citrix Systems, Inc.*                          26,600         639
   Cognos, Inc.*                                  31,000       1,040
   Microsoft Corp.                               179,500       4,613
   SAP A.G. ADR                                  117,000       4,511
   Siebel Systems, Inc.*                         103,800       1,368
   Veritas Software Corp.*                       110,000   $   4,182
--------------------------------------------------------------------
                                                              16,353
--------------------------------------------------------------------
Telecommunictions - 5.9%
   Cisco Systems, Inc.*                          340,000       7,704
   Foundry Network, Inc.*                         29,800         786
   Nextel Communications, Inc.,
    Class A*                                     198,100       5,018
--------------------------------------------------------------------
                                                              13,508
--------------------------------------------------------------------
Transportation - 1.2%
   FedEx Corp.                                    38,100       2,770
--------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------
(Cost $194,092)                                              228,844

                                              SHARES/
                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
SHORT - TERM INVESTMENTS - 8.4%
--------------------------------------------------------------------
   Nothern Institutional Funds -
    Liquid Assets Portfolio /(1)/             17,913,378      17,914
   State Street Bank & Trust, Co.,
    Grand Cayman, Eurodollar Time
    Deposit,
      1.04%, 12/1/03                        $      1,344       1,344
--------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------
(Cost $19,258)                                                19,258
--------------------------------------------------------------------

--------------------------------------------------------------------
Total Investments - 108.8%
--------------------------------------------------------------------
(Cost $213,350)                                              248,102
   Liabilities less Other Assets - (8.8)%                    (20,085)
--------------------------------------------------------------------
NET ASSETS - 100.0%                                        $ 228,017

(1) Investment relates to cash collateral received from portfolio securities loaned.

*    Non-Income Producing Security

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 79 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DIVERSIFIED GROWTH PORTFOLIO
                                               NUMBER       VALUE
                                              OF SHARES     (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.4%
--------------------------------------------------------------------
Aerospace/Defense - 3.9%
   Lockheed Martin Corp.                          14,350   $     659
   United Defense Industries, Inc.*               16,250         541
   United Technologies Corp.                      13,575       1,163
--------------------------------------------------------------------
                                                               2,363
--------------------------------------------------------------------
Apparel - 0.5%
   Coach, Inc.*                                    7,637         304
--------------------------------------------------------------------
Auto Parts & Equipment - 0.7%
   Johnson Controls, Inc.                          3,900         427
--------------------------------------------------------------------
Banks - 3.1%
   U.S. Bancorp                                   23,050         639
   Wells Fargo & Co.                              20,975       1,202
--------------------------------------------------------------------
                                                               1,841
--------------------------------------------------------------------
Beverages - 1.0%
   PepsiCo, Inc.                                  12,575         605
--------------------------------------------------------------------
Biotechnology - 0.8%
   Amgen, Inc.*                                    8,525         490
--------------------------------------------------------------------
Chemicals - 2.1%
   du Pont (E.I.) de Nemours & Co.                10,800         448
   Praxair, Inc.                                  11,725         841
--------------------------------------------------------------------
                                                               1,289
--------------------------------------------------------------------
Commercial Services - 2.5%
   Accenture Ltd., Class A*                       36,800         916
   Career Education Corp.*                        10,950         560
--------------------------------------------------------------------
                                                               1,476
--------------------------------------------------------------------
Computers - 5.1%
   Dell, Inc.*                                    41,075       1,417
   International Business Machines Corp.           7,800         706
   Network Appliance, Inc.*                       18,600         430
   Seagate Technology                             26,375         521
--------------------------------------------------------------------
                                                               3,074
--------------------------------------------------------------------
Cosmetics/Personal Care - 1.3%
   Procter & Gamble Co.                            8,175         787
--------------------------------------------------------------------
Diversified Financial Services - 11.6%
   American Express Co.                           19,025         870
   Citigroup, Inc.                                41,075       1,932
   Goldman Sachs Group, Inc.                       9,225         886
   Legg Mason, Inc.                                9,050         721
   Lehman Brothers Holdings, Inc.                 14,925       1,078
   MBNA Corp.                                     29,425         722
   Merrill Lynch & Co., Inc.                      13,575         770
--------------------------------------------------------------------
                                                               6,979
--------------------------------------------------------------------
Engineering & Construction - 1.1%
   Jacobs Engineering Group, Inc.*                13,875   $     637
--------------------------------------------------------------------
Entertainment - 0.8%
   International Game Technology                  13,000         451
--------------------------------------------------------------------
Forest Products & Paper - 0.9%
   International Paper Co.                        15,275         568
--------------------------------------------------------------------
Healthcare-Products - 3.9%
   Alcon, Inc.                                    10,200         593
   Johnson & Johnson                              19,900         981
   Zimmer Holdings, Inc.*                         11,400         752
--------------------------------------------------------------------
                                                               2,326
--------------------------------------------------------------------
Household Products/Wares - 1.7%
   Fortune Brands, Inc.                           15,025       1,027
--------------------------------------------------------------------
Insurance - 3.7%
   American International Group, Inc.             18,625       1,079
   Everest Re Group Ltd.                           8,350         686
   MBIA, Inc.                                      7,375         429
--------------------------------------------------------------------
                                                               2,194
--------------------------------------------------------------------
Internet - 1.5%
   Check Point Software Technologies Ltd.*        23,725         419
   Symantec Corp.*                                14,450         474
--------------------------------------------------------------------
                                                                 893
--------------------------------------------------------------------
Lodging - 0.8%
   Station Casinos, Inc.                          15,825         493
--------------------------------------------------------------------
Machinery - Diversified - 0.8%
   Rockwell Automation, Inc.                      14,750         491
--------------------------------------------------------------------
Media - 0.6%
   Viacom, Inc., Class B                           9,325         367
--------------------------------------------------------------------
Mining - 1.4%
   Freeport-McMoRan Copper & Gold,
    Inc., Class B                                  7,600         331
   Newmont Mining Corp.                           10,150         489
--------------------------------------------------------------------
                                                                 820
--------------------------------------------------------------------
Miscellaneous Manufacturing - 6.8%
   3M Co.                                          6,975         551
   Danaher Corp                                   15,500       1,290
   Dover Corp.                                    15,550         597
   General Electric Co.                           45,975       1,318
   SPX Corp.*                                      6,325         343
--------------------------------------------------------------------
                                                               4,099
--------------------------------------------------------------------
Oil & Gas - 4.2%
   Apache Corp.                                   10,225         734
   EnCana Corp.                                   11,225         412
--------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 80 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------
                                               NUMBER       VALUE
                                              OF SHARES     (000S)
--------------------------------------------------------------------
COMMON STOCKS - 97.4% - CONTINUED
--------------------------------------------------------------------
Oil & Gas - 4.2% - (continued)
   Exxon Mobil Corp.                              38,825   $   1,405
--------------------------------------------------------------------
                                                               2,551
--------------------------------------------------------------------
Pharmaceuticals - 7.1%
   Cardinal Health, Inc.                          15,425         943
   Forest Laboratories, Inc.*                      5,725         313
   Gilead Sciences, Inc.*                          9,450         555
   Pfizer, Inc.                                   53,150       1,783
   Teva Pharmaceutical Industries Ltd. ADR        10,625         640
--------------------------------------------------------------------
                                                               4,234
--------------------------------------------------------------------
Retail - 9.9%
   Best Buy Co., Inc.                             17,425       1,080
   Dollar General Corp.                           23,650         500
   Home Depot (The), Inc.                         17,025         626
   Lowe's Cos., Inc.                              15,650         912
   Staples, Inc.*                                 39,800       1,081
   Wal-Mart Stores, Inc.                          25,725       1,431
   Walgreen Co.                                    8,125         299
--------------------------------------------------------------------
                                                               5,929
--------------------------------------------------------------------
Semiconductors - 9.4%
   Applied Materials, Inc.*                       28,400         690
   Intel Corp.                                    49,700       1,661
   Intersil Corp., Class A                        26,200         692
   Kla-Tencor Corp.*                              12,775         749
   Linear Technology Corp.                        18,150         783
   National Semiconductor Corp.*                  23,450       1,049
--------------------------------------------------------------------
                                                               5,624
--------------------------------------------------------------------
Software - 5.1%
   Cognos, Inc.*                                   9,650         324
   Microsoft Corp.                                76,900       1,976
   SAP A.G. ADR                                   19,275         743
--------------------------------------------------------------------
                                                               3,043
--------------------------------------------------------------------
Telecommunications - 5.1%
   Cisco Systems, Inc.*                           53,000       1,201
   Nextel Communications, Inc., Class A*          12,675         321
   Nokia OYJ ADR                                  32,325         581
   QUALCOMM, Inc.                                 11,725         522
   Vodafone Group PLC ADR                         19,675         460
--------------------------------------------------------------------
                                                               3,085
--------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------
(Cost $50,763)                                                58,467
--------------------------------------------------------------------
OTHER - 1.5%
--------------------------------------------------------------------
   Midcap SPDR Trust Series 1                      8,800   $     917
--------------------------------------------------------------------
Total Other
--------------------------------------------------------------------
(Cost $898)                                                      917

                                              SHARES/
                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)       (000S)
--------------------------------------------------------------------
SHORT - TERM INVESTMENTS - 6.6%
--------------------------------------------------------------------
   Northern Institutional Funds -
    Liquid Assets Portfolio /(1)/              3,933,668       3,934
   State Street Bank & Trust Co.,
    Grand Cayman, Eurodollar Time Deposit,
    1.04%, 12/1/03                          $         37          37
--------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------
(Cost $3,971)                                                  3,971
--------------------------------------------------------------------
Total Investments - 105.5%
--------------------------------------------------------------------
(Cost $55,632)                                                63,355
   Liabilities less Other Assets - (5.5)%                     (3,327)
--------------------------------------------------------------------
NET ASSETS - 100.0%                                     $     60,028

(1) Investment relates to cash collateral received from portfolio securities loaned.

*    Non-Income Producing Security


See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 81 EQUITY PORTFOLIOS

EQUITY  PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO
                                               NUMBER       VALUE
                                              OF SHARES     (000S)
--------------------------------------------------------------------
COMMON STOCKS - 98.9%
--------------------------------------------------------------------
Advertising - 0.2%
   Interpublic Group of Cos. (The), Inc.*         26,614   $     379
   Omnicom Group                                  12,899       1,028
--------------------------------------------------------------------
                                                               1,407
--------------------------------------------------------------------
Aerospace/Defense - 1.5%
   Boeing (The) Co.                               57,148       2,194
   General Dynamics Corp.                         13,449       1,088
   Goodrich Corp.                                  8,226         226
   Lockheed Martin Corp.                          30,684       1,410
   Northrop Grumman Corp.                         12,458       1,154
   Raytheon Co.                                   28,154         780
   Rockwell Collins, Inc.                         12,432         334
   United Technologies Corp.                      31,864       2,731
--------------------------------------------------------------------
                                                               9,917
--------------------------------------------------------------------
Agriculture - 1.2%
   Altria Group, Inc.                            137,956       7,174
   Monsanto Co.                                   17,775         482
   RJ Reynolds Tobacco Holdings, Inc.              5,913         326
   UST, Inc.                                      11,334         408
--------------------------------------------------------------------
                                                               8,390
--------------------------------------------------------------------
Airlines - 0.2%
   Delta Air Lines, Inc.*                          8,629         108
   Southwest Airlines Co.                         53,180         956
--------------------------------------------------------------------
                                                               1,064
--------------------------------------------------------------------
Apparel - 0.3%
   Jones Apparel Group, Inc.                       8,590         296
   Liz Claiborne, Inc.                             7,538         264
   NIKE, Inc., Class B                            17,884       1,203
   Reebok International Ltd.                       4,151         167
   VF Corp.                                        7,286         301
--------------------------------------------------------------------
                                                               2,231
--------------------------------------------------------------------
Auto Manufacturers - 0.6%
   Ford Motor Co.                                124,475       1,643
   General Motors Corp.                           38,083       1,630
   Navistar International Corp.*                   4,737         204
   PACCAR, Inc.                                    7,943         637
--------------------------------------------------------------------
                                                               4,114
--------------------------------------------------------------------
Auto Parts & Equipment - 0.2%
   Cooper Tire & Rubber Co.                        5,173         104
   Dana Corp.                                     10,404         168
   Delphi Corp.                                   38,090         334
   Goodyear Tire & Rubber (The) Co.*              12,262   $      83
   Johnson Controls, Inc.                          6,089         666
   Visteon Corp.                                   9,132          72
--------------------------------------------------------------------
                                                               1,427
--------------------------------------------------------------------
Banks - 6.9%
   AmSouth Bancorp                                23,811         571
   Bank of America Corp.                         101,616       7,665
   Bank of New York Co. (The), Inc.               52,394       1,607
   Bank One Corp.                                 76,834       3,332
   BB&T Corp.                                     36,650       1,443
   Charter One Financial, Inc.                    15,334         509
   Comerica, Inc.                                 11,909         621
   Fifth Third Bancorp                            38,759       2,253
   First Tennessee National Corp.                  8,572         382
   FleetBoston Financial Corp.                    71,469       2,902
   Huntington Bancshares, Inc.                    15,552         342
   KeyCorp                                        28,557         794
   Marshall IIsley Corp.                          15,404         571
   Mellon Financial Corp.                         29,218         841
   National City Corp.                            41,770       1,401
   North Fork Bancorporation, Inc.                10,335         413
   PNC Financial Services Group, Inc.             19,018       1,034
   Regions Financial Corp.                        15,095         560
   SouthTrust Corp.                               22,889         736
   State Street Corp.                             22,621       1,153
   SunTrust Banks, Inc.                           19,106       1,357
   Synovus Financial Corp.                        20,521         588
   U.S. Bancorp                                  130,876       3,627
   Union Planters Corp.                           13,295         459
   Wachovia Corp.                                 90,505       4,141
   Wells Fargo & Co.                             114,163       6,545
   Zions Bancorporation                            6,140         379
--------------------------------------------------------------------
                                                              46,226
--------------------------------------------------------------------
Beverages - 2.7%
   Anheuser-Busch Cos., Inc.                      56,158       2,910
   Brown-Forman Corp., Class B                     4,175         383
   Coca-Cola (The) Co.                           167,063       7,769
   Coca-Cola Enterprises, Inc.                    30,713         634
   Coors (Adolph) Co., Class B                     2,596         143
   Pepsi Bottling Group, Inc.                     18,171         419

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 82 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                              OF SHARES       (000S)
--------------------------------------------------------------------
COMMON STOCKS - 98.9% - CONTINUED
--------------------------------------------------------------------
Beverages - 2.7% - (continued)
   PepsiCo, Inc.                                 117,314   $   5,645
--------------------------------------------------------------------
                                                              17,903
--------------------------------------------------------------------
Biotechnology - 1.1%
   Amgen, Inc.*                                   87,693       5,043
   Biogen Idec, Inc.*                             22,243         849
   Chiron Corp.*                                  12,676         680
   Genzyme Corp.*                                 15,107         706
   Millipore Corp.*                                3,378         145
--------------------------------------------------------------------
                                                               7,423
--------------------------------------------------------------------
Building Materials - 0.2%
   American Standard Cos., Inc.*                   4,984         497
   Masco Corp.                                    31,938         869
   Vulcan Materials Co.                            6,947         309
--------------------------------------------------------------------
                                                               1,675
--------------------------------------------------------------------
Chemicals - 1.5%
   Air Products & Chemicals, Inc.                 15,414         739
   Ashland, Inc.                                   4,787         190
   Dow Chemical (The) Co.                         62,427       2,344
   du Pont (E.I.) de Nemours & Co.                67,677       2,806
   Eastman Chemical Co.                            5,390         192
   Ecolab, Inc.                                   17,608         462
   Engelhard Corp.                                 8,814         263
   Great Lakes Chemical Corp.                      3,532          80
   Hercules, Inc.*                                 7,687          77
   International Flavors & Fragrances,
    Inc.                                           6,584         214
   PPG Industries, Inc.                           11,534         674
   Praxair, Inc.                                  11,066         794
   Rohm & Haas Co.                                15,068         605
   Sherwin-Williams (The) Co.                      9,895         321
   Sigma-Aldrich Corp.                             4,993         268
--------------------------------------------------------------------
                                                              10,029
--------------------------------------------------------------------
Commercial Services - 1.0%
   Apollo Group, Inc., Class A*                   11,951         825
   Cendant Corp.*                                 68,888       1,527
   Concord EFS, Inc.*                             33,073         380
   Convergys Corp.*                                9,746         149
   Deluxe Corp.                                    3,597         148
   Donnelley (R.R.)& Sons Co.                      7,911         222
   Equifax, Inc.                                   9,855         233
   H&R Block, Inc.                                12,219         663
   McKesson Corp.                                 19,748         577
   Moody's Corp.                                  10,181   $     583
   Paychex, Inc.                                  25,566         984
   Robert Half International, Inc.*               11,947         266
--------------------------------------------------------------------
                                                               6,557
--------------------------------------------------------------------
Computers - 4.2%
   Apple Computer, Inc.*                          24,656         516
   Computer Sciences Corp.*                       12,710         526
   Dell, Inc.*                                   174,543       6,022
   Electronic Data Systems Corp.                  32,561         704
   EMC Corp. of Massachusetts*                   149,102       2,049
   Gateway, Inc.*                                 22,674         101
   Hewlett-Packard Co.                           207,483       4,500
   International Business Machines Corp.         117,622      10,649
   Lexmark International, Inc.*                    8,857         685
   NCR Corp.*                                      6,646         232
   Network Appliance, Inc.*                       23,225         537
   Sun Microsystems, Inc.*                       219,476         937
   Sungard Data Systems, Inc.*                    19,350         523
   Unisys Corp.*                                  22,963         375
--------------------------------------------------------------------
                                                              28,356
--------------------------------------------------------------------
Cosmetics/Personal Care - 2.4%
   Alberto-Culver Co., Class B                     4,071         249
   Avon Products, Inc.                            16,045       1,099
   Colgate-Palmolive Co.                          36,574       1,920
   Gillette (The) Co.                             69,348       2,339
   Kimberly-Clark Corp.                           34,460       1,869
   Procter & Gamble Co.                           88,096       8,478
--------------------------------------------------------------------
                                                              15,954
--------------------------------------------------------------------
Distribution/Wholesale - 0.1%
   Genuine Parts Co.                              11,793         371
   Grainger (W.W.), Inc.                           6,229         288
--------------------------------------------------------------------
                                                                 659
--------------------------------------------------------------------
Diversified Financial Services - 7.9%
   American Express Co.                           87,414       3,996
   Bear Stearns Cos. (The), Inc.                   6,740         488
   Capital One Financial Corp.                    15,451         923
   Charles Schwab (The) Corp.                     91,997       1,067
   Citigroup, Inc.                               350,004      16,464
   Countrywide Financial Corp.                     9,071         958
   Fannie Mae                                     66,145       4,630
   Federated Investors, Inc., Class B              7,662         220

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 83 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO (continued)

                                               NUMBER       VALUE
                                              OF SHARES     (000S)
--------------------------------------------------------------------
COMMON STOCKS - 98.9% - CONTINUED
--------------------------------------------------------------------
Diversified Financial Services - 7.9% - (continued)
   Franklin Resources, Inc.                       17,071   $     817
   Freddie Mac                                    47,250       2,571
   Goldman Sachs Group, Inc.                      32,186       3,092
   Janus Capital Group, Inc.                      16,807         234
   Lehman Brothers Holdings, Inc.                 18,680       1,349
   MBNA Corp.                                     86,855       2,130
   Merrill Lynch & Co., Inc.                      63,503       3,604
   Morgan (J.P.) Chase & Co.                     138,350       4,892
   Morgan Stanley                                 73,880       4,084
   Price (T.Rowe) Group, Inc.                      8,536         359
   Providian Financial Corp.*                     20,361         230
   SLM Corp.                                      30,684       1,139
--------------------------------------------------------------------
                                                              53,247
--------------------------------------------------------------------
Electric - 2.4%
   AES (The) Corp.*                               42,938         381
   Allegheny Energy, Inc.*                         8,785          94
   Ameren Corp.                                   10,973         484
   American Electric Power Co., Inc.              26,857         744
   Calpine Corp.*                                 26,759         114
   Centerpoint Energy, Inc.                       21,397         207
   Cinergy Corp.                                  12,071         441
   CMS Energy Corp.*                              10,133          80
   Consolidated Edison, Inc.                      15,271         615
   Constellation Energy Group, Inc.               11,321         426
   Dominion Resources, Inc. of Virginia           21,699       1,308
   DTE Energy Co.                                 11,479         433
   Duke Energy Corp.                              61,461       1,109
   Edison International*                          22,184         453
   Entergy Corp.                                  15,506         820
   Exelon Corp.                                   22,107       1,367
   FirstEnergy Corp.                              20,713         718
   FPL Group, Inc.                                12,506         795
   NiSource, Inc.                                 17,835         370
   PG&E Corp.*                                    27,996         703
   Pinnacle West Capital Corp.                     6,391         252
   PPL Corp.                                      11,810         483
   Progress Energy, Inc.                          16,500         723
   Public Service Enterprise Group, Inc.          15,389         631
   Southern (The) Co.                             49,549       1,450
   TECO Energy, Inc.                              12,416         161
   TXU Corp.                                      21,849         484
   Xcel Energy, Inc.                              27,143         453
--------------------------------------------------------------------
                                                              16,299
--------------------------------------------------------------------
Electrical Components & Equipment - 0.4%
   American Power Conversion Corp.                13,810         302
   Emerson Electric Co.                           28,597       1,746
   Molex, Inc.                                    13,022         419
   Power-One, Inc.*                                5,756          48
--------------------------------------------------------------------
                                                               2,515
--------------------------------------------------------------------
Electronics - 0.6%
   Agilent Technologies, Inc.*                    32,070         907
   Applera Corp. (Applied Biosystems Group)       14,196         305
   Jabil Circuit, Inc.*                           13,550         373
   Parker-Hannifin Corp.                           8,047         442
   PerkinElmer, Inc.                               8,850         150
   Sanmina-SCI Corp.*                             34,623         422
   Solectron Corp.*                               56,409         330
   Symbol Technologies, Inc.                      16,147         225
   Tektronix, Inc.                                 5,899         162
   Thermo Electron Corp.*                         11,311         270
   Thomas & Betts Corp.*                           4,073          85
   Waters Corp.*                                   8,678         278
--------------------------------------------------------------------
                                                               3,949
--------------------------------------------------------------------
Engineering & Construction - 0.0%
   Fluor Corp.                                     5,741         210
--------------------------------------------------------------------
Entertainment - 0.1%
   International Game Technology                  23,428         813
--------------------------------------------------------------------
Environmental Control - 0.2%
   Allied Waste Industries, Inc.*                 14,704         183
   Waste Management, Inc.                         40,292       1,185
--------------------------------------------------------------------
                                                               1,368
--------------------------------------------------------------------
Food - 1.8%
   Albertson's, Inc.                              24,921         530
   Archer-Daniels-Midland Co.                     43,805         626
   Campbell Soup Co.                              27,862         714
   ConAgra Foods, Inc.                            36,537         895
   General Mills, Inc.                            25,291       1,138
   Heinz (H.J.) Co.                               23,919         864
   Hershey Foods Corp.                             8,861         689
   Kellogg Co.                                    27,768         993
   Kroger Co.*                                    51,108         964

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 84 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER       VALUE
                                              OF SHARES     (000S)
--------------------------------------------------------------------
COMMON STOCKS - 98.9% - CONTINUED
--------------------------------------------------------------------
Food - 1.8%  - (continued)
   McCormick & Co., Inc.                           9,800   $     281
   Safeway, Inc.*                                 29,992         622
   Sara Lee Corp.                                 52,781       1,085
   SUPERVALU, Inc.                                 9,426         243
   Sysco Corp.                                    44,180       1,605
   Winn-Dixie Stores, Inc.                         9,879          89
   Wrigley(Wm.) Jr. Co.                           15,247         840
--------------------------------------------------------------------
                                                              12,178
--------------------------------------------------------------------
Forest Products & Paper - 0.5%
   Boise Cascade Corp.                             4,074         120
   Georgia-Pacific Corp.                          17,583         480
   International Paper Co.                        32,614       1,214
   Louisiana-Pacific Corp.*                        7,288         132
   MeadWestvaco Corp.                             13,617         347
   Plum Creek Timber Co., Inc.                    12,439         331
   Temple-Inland, Inc.                             3,774         213
   Weyerhaeuser Co.                               14,869         848
--------------------------------------------------------------------
                                                               3,685
--------------------------------------------------------------------
Gas - 0.1%
   KeySpan Corp.                                  10,758         379
   NICOR, Inc.                                     3,052         100
   Peoples Energy Corp.                            2,515         101
   Sempra Energy                                  15,246         432
--------------------------------------------------------------------
                                                               1,012
--------------------------------------------------------------------
Hand/Machine Tools - 0.1%
   Black & Decker Corp.                            5,450         253
   Snap-On, Inc.                                   4,073         122
   Stanley Works (The)                             6,018         197
--------------------------------------------------------------------
                                                                 572
--------------------------------------------------------------------
Healthcare-Products - 3.4%
   Bard (C.R.), Inc.                               3,490         264
   Bausch & Lomb, Inc.                             3,753         188
   Baxter International, Inc.                     41,685       1,160
   Becton, Dickinson & Co.                        17,247         690
   Biomet, Inc.                                   17,387         622
   Boston Scientific Corp.*                       55,978       2,009
   Guidant Corp.                                  20,923       1,188
   Johnson & Johnson                             201,658       9,940
   Medtronic, Inc.                                82,645       3,736
   St. Jude Medical, Inc.*                        11,700         741
   Stryker Corp.                                  13,518       1,095
   Zimmer Holdings, Inc.*                         15,435   $   1,017
--------------------------------------------------------------------
                                                              22,650
--------------------------------------------------------------------
Healthcare-Services - 1.2%
   Aetna, Inc.                                    10,461         674
   Anthem, Inc.*                                   9,425         680
   HCA, Inc.                                      33,971       1,424
   Health Management Associates, Inc.,
    Class A                                       16,728         430
   Humana, Inc.*                                  11,340         253
   Manor Care, Inc.                                6,289         222
   Quest Diagnostics, Inc.                         7,168         523
   Tenet Healthcare Corp.*                        31,503         460
   UnitedHealth Group, Inc.                       40,526       2,184
   WellPoint Health Networks, Inc.*                9,976         933
--------------------------------------------------------------------
                                                               7,783
--------------------------------------------------------------------
Home Builders - 0.2%
   Centex Corp.                                    4,317         472
   KB HOME                                         3,164         218
   Pulte Homes, Inc.                               4,308         412
--------------------------------------------------------------------
                                                               1,102
--------------------------------------------------------------------
Home Furnishings - 0.1%
   Leggett & Platt, Inc.                          13,116         267
   Maytag Corp.                                    5,491         145
   Whirlpool Corp.                                 4,792         327
--------------------------------------------------------------------
                                                                 739
--------------------------------------------------------------------
Household Products/Wares - 0.3%
   American Greetings Corp., Class A*              4,626          98
   Avery Dennison Corp.                            7,688         423
   Clorox Co.                                     14,715         690
   Fortune Brands, Inc.                            9,905         677
   Tupperware Corp.                                4,071          63
--------------------------------------------------------------------
                                                               1,951
--------------------------------------------------------------------
Housewares - 0.1%
   Newell Rubbermaid, Inc.                        18,628         426
--------------------------------------------------------------------
Insurance - 4.6%
   ACE Ltd.                                       18,567         677
   AFLAC, Inc.                                    34,929       1,256
   Allstate (The) Corp.                           47,825       1,931
   AMBAC Financial Group, Inc.                     7,253         499
   American International Group, Inc.            177,282      10,273

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 85 EQUITY PORTFOLIOS

EQUITY  PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO (continued)

                                               NUMBER        VALUE
                                              OF SHARES     (000S)
--------------------------------------------------------------------
COMMON STOCKS - 98.9% - CONTINUED
--------------------------------------------------------------------
Insurance - 4.6% - (continued)
   AON Corp.                                      21,309   $     468
   Chubb Corp.                                    12,693         831
   CIGNA Corp.                                     9,507         510
   Cincinnati Financial Corp.                     10,867         440
   Hartford Financial Services Group, Inc.        19,198       1,056
   Jefferson-Pilot Corp.                           9,599         466
   John Hancock Financial Services, Inc.          19,620         721
   Lincoln National Corp.                         12,034         472
   Loews Corp.                                    12,596         537
   Marsh & McLennan Cos., Inc.                    36,210       1,609
   MBIA, Inc.                                      9,839         572
   Metlife, Inc.                                  51,694       1,690
   MGIC Investment Corp.                           6,727         356
   Principal Financial Group                      21,961         727
   Progressive (The) Corp.                        14,782       1,154
   Prudential Financial, Inc.                     37,099       1,451
   SAFECO Corp.                                    9,676         362
   St. Paul Cos. (The), Inc.                      15,442         573
   Torchmark Corp.                                 7,794         344
   Travelers Property Casualty Corp.,
    Class B                                       68,435       1,068
   UnumProvident Corp.                            20,148         301
   XL Capital Ltd., Class A                        9,284         698
--------------------------------------------------------------------
                                                              31,042
--------------------------------------------------------------------
Internet - 0.8%
   eBay, Inc.*                                    43,626       2,437
   Monster Worldwide, Inc.*                        7,837         189
   Symantec Corp.*                                20,600         676
   Yahool, Inc.*                                  44,165       1,898
--------------------------------------------------------------------
                                                               5,200
--------------------------------------------------------------------
Iron/Steel - 0.1%
   Allegheny Technologies, Inc.                    5,653          46
   Nucor Corp.                                     5,486         308
   United States Steel Corp.                       7,225         180
--------------------------------------------------------------------
                                                                 534
--------------------------------------------------------------------
Leisure Time - 0.4%
   Brunswick Corp.                                 6,335         190
   Carnival Corp.                                 42,762       1,505
   Harley-Davidson, Inc.                          20,578         971
   Sabre Holdings Corp.                           10,083   $     210
--------------------------------------------------------------------
                                                               2,876
--------------------------------------------------------------------
Lodging - 0.3%
   Harrah's Entertainment, Inc.                    7,430         356
   Hilton Hotels Corp.                            25,638         419
   Marriott International, Inc., Class A          15,800         724
   Starwood Hotels & Resorts Worldwide, Inc.      13,661         471
--------------------------------------------------------------------
                                                               1,970
--------------------------------------------------------------------
Machinery - Construction & Mining - 0.3%
   Caterpillar, Inc.                              23,436       1,782
--------------------------------------------------------------------
Machinery - Diversified - 0.2%
   Cummins, Inc.                                   2,896         135
   Deere & Co.                                    16,295         998
   Rockwell Automation, Inc.                      12,519         416
--------------------------------------------------------------------
                                                               1,549
--------------------------------------------------------------------
Media - 3.7%
   Clear Channel Communications, Inc.             41,828       1,749
   Comcast Corp., Class A*                       152,962       4,800
   Disney (Walt) Co.                             138,930       3,208
   Dow Jones & Co., Inc.                           5,701         283
   Gannett Co., Inc.                              18,346       1,589
   Knight-Ridder, Inc.                             5,504         409
   McGraw-Hill Cos. (The), Inc.                   12,964         888
   Meredith Corp.                                  3,536         169
   New York Times Co., Class A                    10,189         467
   Time Warner, Inc.*                            306,626       4,992
   Tribune Co.                                    21,331       1,042
   Univision Communications, Inc., Class A*       21,841         788
   Viacom, Inc., Class B                         119,246       4,689
--------------------------------------------------------------------
                                                              25,073
--------------------------------------------------------------------
Metal Fabrication/Hardware - 0.0%
   Worthington Industries, Inc.                    6,001          86
--------------------------------------------------------------------
Mining - 0.6%
   Alcoa, Inc.                                    57,449       1,885
   Freeport-McMoRan Copper & Gold, Inc.,
    Class B                                       11,695         509
   Newmont Mining Corp.                           27,733       1,335
   Phelps Dodge Corp.*                             6,225         396
--------------------------------------------------------------------
                                                               4,125
--------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 86 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER       VALUE
                                              OF SHARES     (000S)
--------------------------------------------------------------------
COMMON STOCKS - 98.9% - CONTINUED
--------------------------------------------------------------------
Miscellaneous Manufacturing - 5.2%
   3M Co.                                         53,170   $   4,203
   Cooper Industries Ltd., Class A                 6,215         333
   Crane Co.                                       4,148         121
   Danaher Corp.                                  10,452         870
   Dover Corp.                                    13,790         529
   Eastman Kodak Co.                              19,437         474
   Eaton Corp.                                     5,130         528
   General Electric Co.                          680,823      19,519
   Honeywell International, Inc.                  58,439       1,735
   Illinois Tool Works, Inc.                      20,887       1,631
   Ingersoll-Rand Co., Class A                    11,675         728
   ITT Industries, Inc.                            6,424         423
   Pall Corp.                                      8,591         220
   Textron, Inc.                                   9,429         470
   Tyco International Ltd.                       135,734       3,115
--------------------------------------------------------------------
                                                              34,899
--------------------------------------------------------------------
Office/Business Equipment - 0.2%
   Pitney Bowes, Inc.                             15,935         633
   Xerox Corp.*                                   53,758         655
--------------------------------------------------------------------
                                                               1,288
--------------------------------------------------------------------
Oil & Gas - 4.7%
   Amerada Hess Corp.                              6,271         297
   Anadarko Petroleum Corp.                       16,949         761
   Apache Corp.                                   11,005         790
   Burlington Resources, Inc.                     13,590         682
   ChevronTexaco Corp.                            72,669       5,457
   ConocoPhillips                                 46,231       2,623
   Devon Energy Corp.                             15,775         779
   EOG Resources, Inc.                             7,769         326
   Exxon Mobil Corp.                             451,038      16,314
   Kerr-McGee Corp.                                6,880         289
   Marathon Oil Corp.                             21,094         625
   Nabors Industries Ltd.*                         9,953         369
   Noble Corp.*                                    9,337         323
   Occidental Petroleum Corp.                     26,034         955
   Rowan Cos., Inc.*                               6,603         140
   Sunoco, Inc.                                    5,334         256
   Transocean, Inc.*                              21,702         421
   Unocal Corp.                                   17,585         559
--------------------------------------------------------------------
                                                              31,966
--------------------------------------------------------------------
Oil & Gas Services - 0.5%
   Baker Hughes, Inc.                             22,703         655
   BJ Services Co.*                               10,795   $     344
   Halliburton Co.                                29,793         696
   Schlumberger Ltd.                              39,543       1,855
--------------------------------------------------------------------
                                                               3,550
--------------------------------------------------------------------
Packaging & Containers - 0.1%
   Ball Corp.                                      4,014         225
   Bemis Co.                                       3,676         167
   Pactiv Corp.*                                  11,132         250
   Sealed Air Corp.*                               5,894         311
--------------------------------------------------------------------
                                                                 953
--------------------------------------------------------------------
Pharmaceuticals - 7.2%
   Abbott Laboratories                           106,186       4,693
   Allergan, Inc.                                  8,923         667
   AmerisourceBergen Corp.                         7,688         487
   Bristol-Myers Squibb Co.                      131,695       3,470
   Cardinal Health, Inc.                          30,301       1,853
   Express Scripts, Inc.*                          5,300         343
   Forest Laboratories, Inc.*                     24,769       1,353
   King Pharmaceuticals, Inc.*                    16,855         218
   Lilly (Eli) & Co.                              76,273       5,229
   Medco Health Solutions, Inc.*                  18,341         668
   Medimmune, Inc.*                               16,938         403
   Merck & Co., Inc.                             152,190       6,179
   Pfizer, Inc.                                  529,119      17,752
   Schering-Plough Corp.                          99,802       1,602
   Watson Pharmaceuticals, Inc.*                   7,502         354
   Wyeth                                          90,464       3,564
--------------------------------------------------------------------
                                                              48,835
--------------------------------------------------------------------
Pipelines - 0.2%
   Dynegy, Inc., Class A*                         26,106         105
   El Paso Corp.                                  41,979         298
   Kinder Morgan, Inc.                             8,550         466
   Williams Cos. (The), Inc.                      36,268         340
--------------------------------------------------------------------
                                                               1,209
--------------------------------------------------------------------
REITS - 0.4%
   Apartment Investment & Management Co.,
    Class A                                        6,600         225
   Equity Office Properties Trust                 27,121         752
   Equity Residential                             18,647         547
   ProLogis                                       12,184         372
   Simon Property Group, Inc.                     13,186         626
--------------------------------------------------------------------
                                                               2,522
--------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 87 EQUITY PORTFOLIOS

EQUITY  PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO (continued)

                                               NUMBER       VALUE
                                              OF SHARES     (000S)
--------------------------------------------------------------------
COMMON STOCKS - 98.9% - CONTINUED
--------------------------------------------------------------------
Retail - 7.5%
   Autonation, Inc.*                              18,700   $     329
   Autozone, Inc.*                                 6,069         581
   Bed Bath & Beyond, Inc.*                       20,087         848
   Best Buy Co., Inc.                             21,890       1,357
   Big Lots, Inc.*                                 8,157         120
   Circuit City Stores, Inc.                      14,569         190
   Costco Wholesale Corp.*                        31,091       1,114
   CVS Corp.                                      26,815       1,004
   Darden Restaurants, Inc.                       11,154         231
   Dillard's, Inc., Class A                        5,984         101
   Dollar General Corp.                           22,626         478
   Family Dollar Stores, Inc.                     11,662         450
   Federated Department Stores, Inc.              12,622         620
   Gap (The), Inc.                                60,685       1,305
   Home Depot (The), Inc.                        156,163       5,741
   Kohl's Corp.*                                  23,046       1,114
   Limited Brands                                 35,463         635
   Lowe's Cos., Inc.                              53,207       3,102
   May Department Stores (The) Co.                19,559         580
   McDonald's Corp.                               86,475       2,216
   Nordstrom, Inc.                                 9,490         327
   Office Depot, Inc.*                            21,659         343
   Penney (J.C.) Co., Inc. (Holding Co.)          18,850         469
   RadioShack Corp.                               11,258         351
   Sears, Roebuck & Co.                           17,209         949
   Staples, Inc.*                                 33,315         905
   Starbucks Corp.*                               26,613         853
   Target Corp.                                   61,930       2,398
   Tiffany & Co.                                   9,901         449
   TJX Cos., Inc.                                 34,680         783
   Toys "R" Us, Inc.*                             14,897         175
   Wal-Mart Stores, Inc.                         296,935      16,521
   Walgreen Co.                                   69,680       2,565
   Wendy's International, Inc.                     7,955         309
   Yum! Brands, Inc.*                             19,930         687
--------------------------------------------------------------------
                                                              50,200
--------------------------------------------------------------------
Savings & Loans - 0.6%
   Golden West Financial Corp.                    10,331       1,042
   Washington Mutual, Inc.                        62,715       2,873
--------------------------------------------------------------------
                                                               3,915
--------------------------------------------------------------------
Semiconductors - 4.6%
   Advanced Micro Devices, Inc.*                  24,194   $     435
   Altera Corp.*                                  26,007         659
   Analog Devices, Inc.*                          24,837       1,236
   Applied Materials, Inc.*                      112,597       2,736
   Applied Micro Circuits Corp.*                  21,342         138
   Broadcom Corp., Class A*                       20,133         733
   Intel Corp.                                   442,379      14,789
   Kla-Tencor Corp.*                              12,911         757
   Linear Technology Corp.                        21,262         917
   LSI Logic Corp.*                               26,341         247
   Maxim Integrated Products, Inc.                22,067       1,149
   Micron Technology, Inc.*                       41,430         539
   National Semiconductor Corp.*                  12,752         570
   Novellus Systems, Inc.*                        10,471         458
   NVIDIA Corp.*                                  11,115         235
   PMC - Sierra, Inc.*                            11,818         241
   QLogic Corp.*                                   6,539         372
   Teradyne, Inc.*                                12,958         326
   Texas Instruments, Inc.                       117,695       3,502
   Xilinx, Inc.*                                  23,136         870
--------------------------------------------------------------------
                                                              30,909
--------------------------------------------------------------------
Software - 5.1%
   Adobe Systems, Inc.                            15,857         655
   Autodesk, Inc.                                  7,838         182
   Automatic Data Processing, Inc.                40,659       1,554
   BMC Software, Inc.*                            15,449         257
   Citrix Systems, Inc.*                          11,569         278
   Computer Associates International, Inc.        39,358         917
   Compuware Corp.*                               26,472         152
   Electronic Arts, Inc.*                         20,050         887
   First Data Corp.                               50,293       1,904
   Fiserv, Inc.*                                  13,174         494
   IMS Health, Inc.                               16,297         375
   Intuit, Inc.*                                  13,949         701
   Mercury Interactive Corp.*                      5,998         281
   Microsoft Corp.                               734,832      18,885
   Novell, Inc.*                                  25,791         245
   Oracle Corp.*                                 355,659       4,272
   Parametric Technology Corp.*                   18,530          63
   Peoplesoft, Inc.*                              24,745         523
   Siebel Systems, Inc.*                          34,313         452

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 88 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               November 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER       VALUE
                                              OF SHARES     (000S)
--------------------------------------------------------------------
COMMON STOCKS - 98.9% - CONTINUED
--------------------------------------------------------------------
Software - 5.1% - (continued)
   Veritas Software Corp.*                        29,040   $   1,104
--------------------------------------------------------------------
                                                              34,181
--------------------------------------------------------------------
Telecommunications - 6.2%
   ADC Telecommunications, Inc.*                  56,177         138
   Alltel Corp.                                   21,141         960
   Andrew Corp.*                                  10,736         126
   AT&T Corp.                                     53,568       1,062
   AT&T Wireless Services, Inc.*                 184,426       1,383
   Avaya, Inc.*                                   29,018         395
   BellSouth Corp.                               125,556       3,268
   CenturyTel, Inc.                                9,778         320
   CIENA Corp.*                                   33,056         234
   Cisco Systems, Inc.*                          476,936      10,807
   Citizens Communications Co.*                   19,834         216
   Comverse Technology, Inc.*                     13,167         253
   Corning, Inc.*                                 88,776       1,017
   JDS Uniphase Corp.*                            97,200         334
   Lucent Technologies, Inc.*                    282,744         905
   Motorola, Inc.                                158,193       2,221
   Nextel Communications, Inc., Class A*          74,696       1,892
   QUALCOMM, Inc.                                 53,941       2,403
   Qwest Communications International, Inc.*     115,212         422
   SBC Communications, Inc.                      225,851       5,258
   Scientific-Atlanta, Inc.                       10,411         301
   Sprint Corp. (FON Group)                       61,363         920
   Sprint Corp. (PCS Group)*                      71,786         330
   Tellabs, Inc.*                                 28,862         231
   Verizon Communications, Inc.                  187,341       6,139
--------------------------------------------------------------------
                                                              41,535
--------------------------------------------------------------------
Textiles - 0.1%
   Cintas Corp.                                   11,623         543
--------------------------------------------------------------------
Toys, Games & Hobbies - 0.1%
   Hasbro, Inc.                                   12,171         269
   Mattel, Inc.                                   29,867         605
--------------------------------------------------------------------
                                                                 874
--------------------------------------------------------------------
Transportation - 1.5%
   Burlington Northern Santa Fe Corp.             25,288         753
   CSX Corp.                                      14,588         494
   FedEx Corp.                                    20,308       1,476
   Norfolk Southern Corp.                         26,557         569
   Ryder System, Inc.                              4,399   $     137
   Union Pacific Corp.                            17,310       1,102
   United Parcel Service, Inc.,
   Class B                                        76,507       5,568
--------------------------------------------------------------------
                                                              10,099
--------------------------------------------------------------------
   Total Common Stocks
--------------------------------------------------------------------
   (Cost $603,410)                                           665,546

                                              SHARES/
                                             PRINCIPAL
                                              AMOUNT         VALUE
                                              (000S)        (000S)
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 6.9%
--------------------------------------------------------------------
   Northern Institutional Funds - Liquid
    Assets Portfolio /(1)/                    40,104,132      40,104
   State Street Bank & Trust Co.,
    Grand Cayman, Eurodollar Time
    Deposit, 1.04%, 12/1/03                 $      5,918       5,918
   U.S. Treasury Bill,/(2)/ 0.93%,
    1/22/04                                          575         574
--------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------
(Cost $46,596)                                                46,596

--------------------------------------------------------------------
Total Investments - 105.8%
--------------------------------------------------------------------
(Cost $650,006)                                              712,142
   Liabilities less Other Assets - (5.8)%                    (39,085)
--------------------------------------------------------------------
NET ASSETS - 100.0%                                        $ 673,057

(1) Investment relates to cash collateral received from portfolio securities loaned.
(2) Security pledged as collateral to cover margin requirements for open futures contracts.

*    Non-Income Producing Security

At November 30, 2003, the Equity Index Portfolio had open futures contracts as follows:

--------------------------------------------------------------------
                       NOTIONAL                          UNREALIZED
           NUMBER OF    AMOUNT    CONTRACT   CONTRACT      GAIN
 TYPE      CONTRACTS    (000S)    POSITION     EXP.       (000S)
--------------------------------------------------------------------
S&P 500           28   $  7,405     Long      12/03     $        279
====================================================================
See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 89 EQUITY PORTFOLIOS

EQUITY  PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BALANCED PORTFOLIO

                                               NUMBER        VALUE
                                              OF SHARES     (000S)
--------------------------------------------------------------------
COMMON STOCKS - 64.2%
--------------------------------------------------------------------
Aerospace/Defense - 2.6%
   Lockheed Martin Corp.                          20,625   $     948
   United Defense Industries, Inc.*               23,375         777
   United Technologies Corp.                      19,500       1,671
--------------------------------------------------------------------
                                                               3,396
--------------------------------------------------------------------
Apparel - 0.3%
   Coach, Inc.*                                   10,975         437
--------------------------------------------------------------------
Auto Parts & Equipment - 0.5%
   Johnson Controls, Inc.                          5,600         613
--------------------------------------------------------------------
Banks - 2.0%
   U.S. Bancorp                                   33,125         918
   Wells Fargo & Co.                              30,150       1,728
--------------------------------------------------------------------
                                                               2,646
--------------------------------------------------------------------
Beverages - 0.7%
   PepsiCo, Inc.                                  18,050         869
--------------------------------------------------------------------
Biotechnology - 0.5%
   Amgen, Inc.*                                   12,250         704
--------------------------------------------------------------------
Chemicals - 1.4%
   du Pont (E.I.) de Nemours & Co.                15,650         649
   Praxair, Inc.                                  16,850       1,209
--------------------------------------------------------------------
                                                               1,858
--------------------------------------------------------------------
Commercial Services - 1.6%
   Accenture Ltd., Class A*                       52,875       1,317
   Career Education  Corp.*                       15,750         805
--------------------------------------------------------------------
                                                               2,122
--------------------------------------------------------------------
Computers - 3.4%
   Dell, Inc.*                                    59,025       2,036
   International Business Machines Corp.          11,300       1,023
   Network Appliance, Inc.*                       26,725         618
   Seagate Technology                             38,175         754
--------------------------------------------------------------------
                                                               4,431
--------------------------------------------------------------------
Cosmetics/Personal Care - 0.9%
   Procter & Gamble Co.                           11,750       1,131
--------------------------------------------------------------------
Diversified Financial Services - 7.7%
   American Express Co.                           27,325       1,249
   Citigroup, Inc.                                59,025       2,776
   Goldman Sachs Group, Inc.                      13,250       1,273
   Legg Mason, Inc.                               13,025       1,038
   Lehman Brothers Holdings, Inc.                 21,450       1,549
   MBNA Corp.                                     42,275       1,037
   Merrill Lynch & Co., Inc.                      19,500       1,107
--------------------------------------------------------------------
                                                              10,029
--------------------------------------------------------------------
Engineering & Construction - 0.7%
   Jacobs Engineering Group, Inc.*                19,925   $     915
--------------------------------------------------------------------
Entertainment - 0.5%
   International Game Technology                  18,825         653
--------------------------------------------------------------------
Forest Products & Paper - 0.6%
   International Paper Co.                        21,950         817
--------------------------------------------------------------------
Healthcare-Products - 2.6%
   Alcon, Inc.                                    14,775         860
   Johnson & Johnson                              28,600       1,410
   Zimmer Holdings, Inc.*                         16,375       1,079
--------------------------------------------------------------------
                                                               3,349
--------------------------------------------------------------------
Household Products/Wares - 1.1%
   Fortune Brands, Inc.                           21,575       1,474
--------------------------------------------------------------------
Insurance - 2.4%
   American International Group, Inc.             26,750       1,550
   Everest Re Group Ltd.                          12,000         987
   MBIA, Inc.                                     10,600         616
--------------------------------------------------------------------
                                                               3,153
--------------------------------------------------------------------
Internet - 1.0%
   Check Point Software Technologies Ltd.*        34,100         602
   Symantec Corp.*                                20,750         681
--------------------------------------------------------------------
                                                               1,283
--------------------------------------------------------------------
Lodging - 0.5%
   Station Casinos, Inc.                          22,925         715
--------------------------------------------------------------------
Machinery - Diversified - 0.6%
   Rockwell Automation, Inc.                      21,600         718
--------------------------------------------------------------------
Media - 0.4%
   Viacom, Inc., Class B                          13,375         526
--------------------------------------------------------------------
Mining - 0.9%
   Freeport-McMoRan Copper & Gold, Inc.,
    Class B                                       11,000         479
   Newmont Mining Corp.                           14,775         711
--------------------------------------------------------------------
                                                               1,190
--------------------------------------------------------------------
Miscellaneous Manufacturing - 4.5%
   3M Co.                                         10,025         792
   Danaher Corp.                                  22,275       1,853
   Dover Corp.                                    22,350         858
   General Electric Co.                           66,925       1,919
   SPX Corp.*                                      9,075         493
--------------------------------------------------------------------
                                                               5,915
--------------------------------------------------------------------
Oil & Gas - 1.3%
   Apache Corp.                                   14,675       1,054


See Notes to the Financial Statements.

EQUITY PORTFOLIOS 90 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                               NUMBER        VALUE
                                              OF SHARES     (000S)
--------------------------------------------------------------------
COMMON STOCK - 64.2% - CONTINUED
--------------------------------------------------------------------
Oil & Gas - 1.3% - (continued)
   EnCana Corp.                                   16,125   $     592
--------------------------------------------------------------------
                                                               1,646
--------------------------------------------------------------------
Oil & Gas Producers - 1.5%
   Exxon Mobil Corp.                              55,775       2,017
--------------------------------------------------------------------
Pharmaceuticals - 4.6%
   Cardinal Health, Inc.                          22,175       1,356
   Forest Laboratories, Inc.*                      8,225         449
   Gilead Sciences, Inc.*                         13,575         797
   Pfizer, Inc.                                   76,375       2,562
   Teva Pharmaceutical Industries Ltd. ADR        15,250         919
--------------------------------------------------------------------
                                                               6,083
--------------------------------------------------------------------
Retail - 6.5%
   Best Buy Co., Inc.                             25,050       1,553
   Dollar General Corp.                           33,975         717
   Home Depot (The), Inc.                         24,450         899
   Lowe's Cos., Inc.                              22,500       1,312
   Staples, Inc.*                                 57,200       1,553
   Wal-Mart Stores, Inc.                          37,250       2,073
   Walgreen Co.                                   11,675         430
--------------------------------------------------------------------
                                                               8,537
--------------------------------------------------------------------
Semiconductors - 6.2%
   Applied Materials, Inc.*                       40,825         992
   Intel Corp.                                    71,425       2,388
   Intersil Corp., Class A                        37,950       1,002
   Kla-Tencor Corp.*                              18,500       1,084
   Linear Technology Corp.                        26,275       1,134
   National Semiconductor Corp.*                  33,675       1,506
--------------------------------------------------------------------
                                                               8,106
--------------------------------------------------------------------
Software - 3.3%
   Cognos, Inc.*                                  13,850         464
   Microsoft Corp.                               110,500       2,840
   SAP A.G.ADR                                    27,700       1,068
--------------------------------------------------------------------
                                                               4,372
--------------------------------------------------------------------
Telecommunications - 3.4%
   Cisco Systems, Inc.*                           76,175       1,726
   Nextel Communications, Inc., Class A*          18,325         464
   Nokia OYJ ADR                                  46,800         842
   QUALCOMM, Inc.                                 16,850         751
   Vodafone Group PLC ADR                         28,275   $     660
--------------------------------------------------------------------
                                                               4,443
--------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------
(Cost $74,189)                                             $  84,148
--------------------------------------------------------------------
PREFERRED STOCK - 0.4%
--------------------------------------------------------------------
Diversified Financial Services - 0.4%
   Home Ownership Funding Corp./(1)/               1,000         530
--------------------------------------------------------------------
Total Preferred Stock
--------------------------------------------------------------------
(Cost $1,000)                                                    530

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)       (000S)

ASSET-BACKED SECURITIES - 3.0%

Automobile - 0.6%
   Daimler Chrysler Auto Trust, Series
    2003-A, Class A4,
      2.88%, 10/8/09                        $        320         321
   Harley-Davidson Motorcycle Trust,
    Series 2003-1, Class A2,
      2.63%, 11/15/10                                115         115
   Isuzu Auto Owner Trust, Series 2001-1,
    Class A4,
      5.31%, 1/22/07                                 165         169
   Toyota Auto Receivables Owner Trust,
    Series 2003-A, Class A3B,
      1.69%, 3/15/07                                 120         120
   Whole Auto Loan Trust, Series 2003-1,
    Class A3B,
      1.99%, 5/15/07                                 110         109
--------------------------------------------------------------------
                                                                 834
--------------------------------------------------------------------
Commercial Mortgage Services - 1.0%
   Chase Manhattan Bank-First Union
    National Bank, Series 1999-1, Class A2,
      7.44%, 8/15/31                                 175         202
   Commercial Mortgage Asset Trust,
    Series 1999-C1, Class A3,
      6.64%, 1/17/32                                 245         275
   CS First Boston Mortgage Securities
    Corp., Series 2002-CKN2, Class A3,
      6.13%, 4/15/37                                 120         131
   DLJ Commercial Mortgage Corp., Series
    1998-CF2, Class A1B,
      6.24%, 11/12/31                                235         258

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 91 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BALANCED PORTFOLIO (continued)

                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)       (000S)
--------------------------------------------------------------------
ASSET-BACKED SECURITIES - 3.0% - CONTINUED
--------------------------------------------------------------------
Commercial Mortgage Services - 1.0% -
 (continued)
   GMAC Commercial Mortgage Securities,
    Inc., Series 1999-C1, Class A2,
      6.18%, 5/15/33                        $         50   $      55
   LB Commercial Conduit Mortgage Trust,
    Series 1999-C1, Class A2,
      6.78%, 6/15/31                                  65          73
   Morgan Stanley Dean Witter Capital I,
    Series 2001-TOP3, Class A4,
      6.39%, 7/15/33                                 130         144
   Wachovia Bank Commercial Mortgage
    Trust, Series 2003-C5, Class A2,
      3.99%, 6/15/35                                 130         121
--------------------------------------------------------------------
                                                               1,259
--------------------------------------------------------------------
Credit Card - 0.5%
   Bank One Issuance Trust, Series 2003-A9,
    Class A9,
      3.86%, 6/15/11                                 215         216
   Citibank Credit Card Issuance Trust,
    Series 2003-A8, Class A8,
      3.50%, 8/16/10                                 350         347
   MBNA Credit Card Master Note Trust,
    Series 2002-A6, Class A6,
      3.90%, 11/15/07                                115         118
--------------------------------------------------------------------
                                                                 681
--------------------------------------------------------------------
Home Equity - 0.8%
   Advanta Mortgage Loan Trust, Series
    2000-1, Class A4,
      8.61%, 3/25/28                                 130         136
   Chase Funding Mortgage Loan Asset-Backed
    Certificates, Series 2003-4, Class 1A2,
      2.14%, 7/25/18                                  70          70
   Citifinancial Mortgage Securities, Inc.,
    Series 2003-2, Class AF2,
      2.13%, 5/25/33                                 120         117
   Citifinancial Mortgage Securities, Inc.,
    Series 2003-3, Class AF2,
      3.08%, 8/25/33                                 100         100
   Countrywide Asset-Backed Certificates,
    Series 2003-5, Class AF2,
      3.04%, 4/25/25                                  80          80
   Residential Asset Mortgage Products,
    Inc., Series 2003-RS10, Class AI3,
      3.58%, 3/25/28                                 150         150
   Residential Asset Securities Corp.,
    Series 2003-KS10, Class AI2,
      2.71%, 5/25/26                                 320         320
--------------------------------------------------------------------
                                                                 973
--------------------------------------------------------------------
Recreational Vehicle Loans - 0.0%
   Distribution Financial Services Trust,
    Series 1999-3, Class A4,
      6.65%, 3/15/11                                  26          26
--------------------------------------------------------------------
Whole Loan - 0.1%
   Washington Mutual, Series 2003-AR7,
    Class A5,
      3.07%, 8/25/33                                 170         164
--------------------------------------------------------------------
Total Asset - Backed Securities
--------------------------------------------------------------------
(Cost $3,920)                                                  3,937

--------------------------------------------------------------------
CORPORATE BONDS - 10.5%
--------------------------------------------------------------------
Auto Manufacturers - 0.4%
   Daimler Chrysler N.A. Holding Corp.,
      7.25%, 1/18/06                                 145         156
      4.05%, 6/4/08                                  155         151
      7.30%, 1/15/12                                 151         126
   General Motors Corp.,
      7.20%, 1/15/11                                  80          85
--------------------------------------------------------------------
                                                                 518
--------------------------------------------------------------------
Banks - 1.4%
   Bank of America Corp.,
      3.88%, 1/15/08                                 345         349
      3.25%, 8/15/08                                 215         211
      4.75%, 8/15/13                                  20          19
   FleetBoston Financial Corp.,
      3.85%, 2/15/08                                 155         157
   Marshall & Ilsley Corp.,
      5.75%, 9/1/06                                  155         168
   SunTrust Bank,
      7.25%, 9/15/06                                  55          62
      6.38%, 4/1/11                                  140         155
   Wachovia Corp.,
      3.50%, 8/15/08                                 180         178
   Wells Fargo Bank,
      6.45%, 2/1/11                                  430         480
--------------------------------------------------------------------
                                                               1,779
--------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 92 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                             PRINCIPAL
                                               AMOUNT       VALUE
                                               (000S)       (000S)
--------------------------------------------------------------------
CORPORATE BONDS - 10.5% - CONTINUED
--------------------------------------------------------------------
Beverages - 0.1%
   Coca-Cola Enterprises, Inc.,
      5.38%, 8/15/06                        $        110   $     117
--------------------------------------------------------------------
Commercial Services - 0.0%
   Deluxe Corp.,
      5.00%, 12/15/12                                 30          30
--------------------------------------------------------------------
Computers - 0.1%
   International Business Machines Corp.,
      4.75%, 11/29/12                                120         120
--------------------------------------------------------------------
Diversified Financial Services - 6.0%
   American General Finance Corp.,
      2.75%, 6/15/08                                  85          81
      5.38%, 10/1/12                                  70          71
   Boeing Capital Corp.,
      5.75%, 2/15/07                                 140         150
      5.80%, 1/15/13                                  85          89
   Citigroup, Inc.,
      5.75%, 5/10/06                                 325         348
      5.63%, 8/27/12                                 595         625
   Countrywide Home Loans, Inc.,
      5.50%, 8/1/06                                  235         250
      3.25%, 5/21/08                                  20          20
   Credit Suisse First Boston USA, Inc.,
      4.63%, 1/15/08                                  40          41
      6.50%, 1/15/12                                 140         155
      5.50%, 8/15/13                                  50          51
   Ford Motor Credit Co.,
      6.88%, 2/1/06                                  160         168
      5.63%, 10/1/08                                  95          95
      5.80%, 1/12/09                                 300         300
      7.25%, 10/25/11                                325         339
   General Electric Capital Corp.,
      5.00%, 6/15/07                                 430         454
      4.25%, 1/15/08                                 125         128
      6.00%, 6/15/12                                 295         318
   General Motors Acceptance Corp.,
      5.75%, 11/5/04                                  85          87
      4.50%, 7/15/06                                  60          61
      6.13%, 9/15/06                                  85          90
      6.88%, 9/15/11                                 135         140
      6.88%, 8/28/12                                 135         139
   Goldman Sachs Group, Inc.,
      6.88%, 1/15/11                        $        160   $     181
      5.25%, 4/1/13                                  100         101
      5.50%, 11/15/14                                110         112
   Household Finance Corp.,
      6.38%, 11/27/12                                640         696
      4.75%, 7/15/13                                 170         164
   International Lease Finance Corp.,
      2.95%, 5/23/06                                  50          50
      3.75%, 8/1/07                                  135         136
   John Deere Capital Corp.,
      3.90%, 1/15/08                                 130         131
   JP Morgan Chase & Co.,
      5.63%, 8/15/06                                  85          91
      4.00%, 2/1/08                                  305         308
      5.75%, 1/2/13                                  110         115
   Lehman Brothers Holdings, Inc.,
      6.25%, 5/15/06                                  30          32
      7.00%, 2/1/08                                   75          84
      6.63%, 1/18/12                                 275         308
   Morgan Stanley,
      6.10%, 4/15/06                                 190         205
      3.63%, 4/1/08                                  105         104
      6.60%, 4/1/12                                   30          33
      5.30%, 3/1/13                                  280         283
   National Rural Utilities Cooperative
    Finance Corp.,
      6.00%, 5/15/06                                 190         204
      3.88%, 2/15/08                                 140         141
   SLM Corp.,
      3.63%, 3/17/08                                 175         175
   Textron Financial Corp.,
      2.75%, 6/1/06                                   40          40
      5.88%, 6/1/07                                   35          38
--------------------------------------------------------------------
                                                               7,932
--------------------------------------------------------------------
Electric - 0.5%
   Commonwealth Edison Co.,
      4.70%, 4/15/15                                 100          97
   Consolidated Edison Co. of New York,
      4.88%, 2/1/13                                   50          50
   Peco Energy Co.,
      3.50%, 5/1/08                                  115         114

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 93 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BALANCED PORTFOLIO (continued)
                                              PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)        (000S)
--------------------------------------------------------------------
CORPORATE BONDS - 10.5% - CONTINUED
--------------------------------------------------------------------
Electric - 0.5%  - (continued)
   Public Service Electric & Gas,
    4.00%, 11/1/08                          $        255   $     256
   Virginia Electric and Power Co.,
    4.75%, 3/1/13                                     95          93
   Wisconsin Electric Power,
    4.50%, 5/15/13                                    65          63
--------------------------------------------------------------------
                                                                 673
--------------------------------------------------------------------
Hand/Machine Tools - 0.0%
   Emerson Electric Co.,
    5.00%, 12/15/14                                   55          55
--------------------------------------------------------------------
Household Products/Wares - 0.0%
   Avery Dennison Corp.,
    4.88%, 1/15/13                                    45          45
--------------------------------------------------------------------
Insurance - 0.2%
   Marsh & McLennan Cos., Inc.,
    3.63%, 2/15/08                                    55          55
   Metlife, Inc.,
    5.38%, 12/15/12                                  100         102
   Protective Life Secured Trust,
    3.70%, 11/24/08                                  105         104
   Prudential Financial, Inc.,
    3.75%, 5/1/08                                     45          45
--------------------------------------------------------------------
                                                                 306
--------------------------------------------------------------------
Media - 0.2%
   Comcast Cable Communications,
    6.75%, 1/30/11                                    65          72
   Continental Cablevision,
    8.30%, 5/15/06                                    20          22
   Reed Elsevier Capital, Inc.,
    6.13%, 8/1/06                                    105         114
   Viacom, Inc.,
    6.40%, 1/30/06                                    60          65
--------------------------------------------------------------------
                                                                 273
--------------------------------------------------------------------
Mining - 0.0%
   Alcoa, Inc.,
    5.88%, 6/1/06                                     50          54
--------------------------------------------------------------------
Miscellaneous Manufacturing - 0.2%
   General Electric Co.,
    5.00%, 2/1/13                                    210         211
--------------------------------------------------------------------
Office/Business Equipment - 0.1%
   Pitney Bowes, Inc.,
    3.88%, 6/15/13                                    90          83
--------------------------------------------------------------------
Oil & Gas - 0.3%
   Apache Corp.,
    6.25%, 4/15/12                          $         80   $      89
   ConocoPhillips,
    4.75%, 10/15/12                                   95          95
   Devon Financing Corp. ULC,
    6.88%, 9/30/11                                   130         146
--------------------------------------------------------------------
                                                                 330
--------------------------------------------------------------------
Pharmaceuticals - 0.1%
   Wyeth,
    5.25%, 3/15/13                                    80          80
--------------------------------------------------------------------
Pipelines - 0.1%
   Consolidated Natural Gas Co.,
    5.38%, 11/1/06                                   120         128
--------------------------------------------------------------------
Retail - 0.1%
   Target Corp.,
    5.38%, 6/15/09                                   170         181
--------------------------------------------------------------------
Savings & Loans - 0.1%
   Washington Mutual Bank FA,
    6.88%, 6/15/11                                   125         141
--------------------------------------------------------------------
Telecommunications - 0.5%
   Verizon of New England, Inc.,
    6.50%, 9/15/11                                   520         570
   Verizon Wireless Capital LLC,
    5.38%, 12/15/06                                   95         101
--------------------------------------------------------------------
                                                                 671
--------------------------------------------------------------------
Transportation - 0.1%
   Caliber System, Inc.,
    7.80%, 8/1/06                                     80          88
--------------------------------------------------------------------
Total Corporate Bonds
--------------------------------------------------------------------
(Cost $13,639)                                                13,815
--------------------------------------------------------------------
FOREIGN ISSUER BONDS - 0.8%
--------------------------------------------------------------------
Banks - 0.1%
   National Westminster Bank PLC,
    7.38%, 10/1/09                                    65          76
--------------------------------------------------------------------
Beverages - 0.1%
   Diageo Capital PLC,
    3.38%, 3/20/08                                   125         123
--------------------------------------------------------------------
Mining - 0.0%
   BHP Billiton Finance USA Ltd.,
    4.80%, 4/15/13                                    30          30
--------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 94 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2003
--------------------------------------------------------------------------------
                                             PRINCIPAL
                                               AMOUNT        VALUE
                                               (000S)       (000S)
--------------------------------------------------------------------
FOREIGN ISSUER BONDS - 0.8% - CONTINUED
--------------------------------------------------------------------
Oil & Gas - 0.0%
   EnCana Corp.,
    4.75%, 10/15/13                         $         50   $      49
--------------------------------------------------------------------
Regional - 0.3%
   Province of Ontario,
    3.50%, 9/17/07                                   185         186
   Province of Quebec,
    5.50%, 4/11/06                                   255         274
--------------------------------------------------------------------
                                                                 460
--------------------------------------------------------------------
Telecommunications - 0.3%
   British Telecommunications PLC,
    8.38%, 12/15/10                                  215         258
   Telefonos de Mexico SA de CV, /(1)/
    4.50%, 11/19/08                                  100         101
--------------------------------------------------------------------
                                                                 359
--------------------------------------------------------------------
Total Foreign Issuer Bonds
--------------------------------------------------------------------
(Cost $1,088)                                                  1,097
--------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 9.8% /(2)/
--------------------------------------------------------------------
Fannie Mae - 8.0%
    4.75%, 3/15/04                                 1,985       2,006
    1.88%, 9/15/05                                   430         429
    4.38%, 10/15/06                                  660         690
    4.75%, 1/2/07                                    580         607
    5.00%, 5/14/07                                   415         422
    3.25%, 8/15/08                                   645         636
    6.63%, 11/15/10                                  770         878
    6.00%, 1/18/12                                   915         948
    4.63%, 5/1/13                                    175         169
   Pool #555750,
    5.00%, 9/1/18                                  1,026       1,040
   Pool #703439,
    5.00%, 6/1/18                                    927         942
   Pool #725012,
    5.00%, 12/1/18                                 1,290       1,306
   Pool #729405,
    5.50%, 8/1/33                                    425         428
   Pool #738941,
    5.50%, 9/1/33                                     60          60
--------------------------------------------------------------------
                                                              10,561
--------------------------------------------------------------------
Freddie Mac - 1.8%
    3.88%, 2/15/05                                    50          51
    2.88%, 9/15/05                          $        325   $     330
    2.88%, 12/15/06                                  885         885
    5.75%, 4/29/09                                   200         203
    4.50%, 7/15/13                                   330         323
    4.88%, 11/15/13                                  545         548
--------------------------------------------------------------------
                                                               2,340
--------------------------------------------------------------------
Total U.S. Government Agencies
--------------------------------------------------------------------
(Cost $12,786)                                                12,901

U.S. GOVERNMENT OBLIGATIONS - 8.1%
--------------------------------------------------------------------
U.S. Treasury Notes - 8.1%
--------------------------------------------------------------------
    3.25%, 5/31/04                                   625         632
    1.63%, 4/30/05                                 3,920       3,918
    6.75%, 5/15/05                                    15          16
    1.13%, 6/30/05                                   140         139
    1.50%, 7/31/05                                   650         647
    2.00%, 8/31/05                                 1,760       1,764
    1.63%, 9/30/05                                   155         154
    3.00%, 11/15/07                                  485         485
    2.63%, 5/15/08                                   950         928
    3.25%, 8/15/08                                    80          80
    3.38%, 11/15/08                                  590         590
    4.25%, 8/15/13                                 1,230       1,225
--------------------------------------------------------------------
                                                              10,578
--------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------
(Cost $10,598)                                                10,578

--------------------------------------------------------------------
MUNICIPAL BONDS - 0.1%
--------------------------------------------------------------------
New Jersey - 0.1%
   New Jersey State Turnpike Authority
    Revenue Bonds, Series B,
    4.25%, 1/1/16                                    110         103
--------------------------------------------------------------------
Total Municipal Bonds
--------------------------------------------------------------------
(Cost $110)                                                      103

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 95 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2003
--------------------------------------------------------------------------------
BALANCED PORTFOLIO   (continued)


                                               NUMBER       VALUE
                                              OF SHARES     (000S)
--------------------------------------------------------------------
OTHER - 1.4%
--------------------------------------------------------------------
   Midcap SPDR Trust Series 1                     17,400   $   1,812
--------------------------------------------------------------------
Total Other
--------------------------------------------------------------------
(Cost $1,766)                                                  1,812

                                                 SHARES/
                                               PRINCIPAL
                                                 AMOUNT      VALUE
                                                 (000S)      (000S)
--------------------------------------------------------------------
SHORT - TERM INVESTMENTS - 17.3%
--------------------------------------------------------------------
   Northern Institutional Fund -  Liquid
    Assets Portfolio /(3)/                    21,634,315      21,643
   State Street Bank & Trust Co., Grand
    Cayman, Eurodollar Time Deposit,
    1.04%, 12/1/03                          $      1,000       1,000
--------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------
(Cost $22,634)                                                22,634

--------------------------------------------------------------------
Total Investments - 115.6%
--------------------------------------------------------------------
(Cost $141,730)                                              151,555

   Liabilities less Other Assets - (15.6)%                   (20,450)
--------------------------------------------------------------------
NET ASSETS - 100.0%                                        $ 131,105

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the value of these securities amounted to approximately $631,000 or 0.5% of net assets.
(2) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(3) Investment relates to cash collateral received from portfolio securities loaned.

*    Non-Income Producing Security

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 96 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----
       NOTES TO THE FINANCIAL STATEMENTS
                                                              NOVEMBER 30, 2003




1   ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes twenty-three portfolios (the "Portfolios"), each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). Each equity Portfolio is classified as diversified. Northern Trust Investments, N.A. ("NTI") (formerly known as Northern Trust Investments, Inc.) and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a direct or indirect subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers for the International Growth and Balanced Portfolios. NTI serves as the investment adviser for each of the other Portfolios. Northern Trust is the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") are the Trust's co-administrators and Northern Funds Distributors, LLC is the Trust's distributor. Presented herein are the financial statements for the equity portfolios.

Each of the equity Portfolios is authorized to issue three classes: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. As of November 30, 2003, Class A, Class C and Class D shares are outstanding for certain Portfolios.


2   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value as of November 30, 2003. Securities traded on U.S. securities exchanges or in the Nasdaq National Market System are principally valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such evaluated prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of open-end investment companies are valued at net asset value. Spot and forward currency exchange contracts are generally valued using an independent pricing service. Exchange traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board authorization, approximates fair value. Securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees.

B) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. Realized gains and losses on investment transactions are calculated by using an identified cost basis method. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest only or principal only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date or as soon as the information is available.

C) EXPENSES - Expenses arising in connection with a specific Portfolio are charged to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 97 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)



shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative net assets.

D) FUTURES CONTRACTS - Each Portfolio may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Portfolio bears the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the Portfolio and the broker. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open futures contracts.

At November 30, 2003, the International Equity Index, Small Company Index and Equity Index Portfolios had entered into exchange-traded long futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions at November 30, 2003, was approximately $365,000, $150,000 and $574,000, respectively.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions or to earn additional income. The objective of a Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

F) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the forward rates on the London exchange normally as of approximately 10:00 a.m. CST. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gains (losses) on investments.

G) PORTFOLIO SECURITIES LOANED - Certain Portfolios participate in Northern Trust's securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g., brokers approved by Northern Trust) as of the fiscal year ended November 30, 2003. Northern Trust receives collateral for the Portfolios, generally consisting of cash, government securities and letters of credit, from the borrowers on behalf of the participating Portfolios in connection with such loans. Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in August, 2001, each of the Portfolios has invested cash collateral in Northern Institutional Funds--Liquid Assets Portfolio, one of the Trust's money market funds. Non-cash collateral is held in custody for the Portfolios. Each Portfolio's percentage of ownership in the Liquid Assets Portfolio is less than 5%. The value of the collateral is monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned (105% for international securities and 102% for domestic securities). However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern Trust for administering the securities lending program. Income (net of fees) is disclosed as investment income on each Portfolio's Statement of Operations. The fair value of securities loaned to borrowers and the value of collateral received from such bor-

EQUITY PORTFOLIOS 98 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003



rowers and held on behalf of the Portfolios as of November 30, 2003, were as follows:

                                              CASH     NON-CASH
                                   FAIR    COLLATERAL COLLATERAL   FEES
                                 VALUE OF   HELD ON    HELD ON   EARNED BY
                                SECURITIES BEHALF OF  BEHALF OF  NORTHERN
     Amounts in thousands         LOANED   PORTFOLIO  PORTFOLIO    TRUST
     ---------------------------------------------------------------------
     International Growth        $18,750    $17,555     $2,230      $4
     International Equity Index    6,610      6,523        401       2
     Small Company Growth         11,302     11,315        141       5
     Small Company Index          21,901     22,426         40       9
     Mid Cap Growth                9,361      8,591        920       2
     Focused Growth               23,499     17,914      5,979       9
     Diversified Growth            3,870      3,934         --       1
     Equity Index                 49,519     40,104     10,572      15
     Balanced                     21,916     21,634        758       7
     ---------------------------------------------------------------------

The following Portfolios had loaned securities in excess of 5% of net assets to the following individual broker/dealer at November 30, 2003. No other loans to individual broker/dealer exceeded 5% of each respective Portfolio's net assets as of fiscal year ended November 30, 2003.

                                                    % OF SECURITIES LOANED
   PORTFOLIO                  BROKER/DEALER       WITH RESPECT TO NET ASSETS
   -------------------------------------------------------------------------
   Small Company Growth Goldman, Sachs & Co.                 7.8%
                        Morgan Stanley & Co. Inc.            7.7%
   Small Company Index  Goldman, Sachs & Co.                 5.8%
                        Morgan Stanley & Co. Inc.            5.9%
   Mid Cap Growth       Goldman, Sachs & Co.                 5.6%
                        Morgan Stanley & Co. Inc.            5.1%
   -------------------------------------------------------------------------

H) FEDERAL INCOME TAXES - It is each Portfolio's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2003, through the fiscal year end, Equity Index Portfolio incurred a net capital loss which the Portfolio intends to treat as having been incurred in the following fiscal year of approximately $32,000.

At November 30, 2003, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows (in thousands):

                         NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
    PORTFOLIO                2008         2009         2010         2011
    ------------------------------------------------------------------------
    International Growth     $ --       $45,530      $24,623      $    --
    International Equity
     Index                     --            --       11,608           --
    Small Company
     Growth                   309        19,157        6,855           --
    Small Company Index        --         6,780       32,262       13,094
    Mid Cap Growth             --         9,068        4,316           --
    Focused Growth             --        48,238       36,803           --
    Diversified Growth         --         3,110          919        2,421
    Balanced                   --         1,467        2,286          957
    ------------------------------------------------------------------------

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2003, the tax components of undistributed net investment income and realized gains were as follows:

                                              UNDISTRIBUTED
                                          ----------------------
                                          ORDINARY   LONG-TERM
               Amounts in thousands       INCOME*  CAPITAL GAINS
               -------------------------------------------------
               International Growth         $420       $ --
               International Equity Index  1,840         --
               Small Company Index           887         --
               Diversified Growth            311         --
               Equity Index                  196        400
               Balanced                       37         --
               -------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended November 30, 2003, were as follows:

                                            DISTRIBUTIONS FROM
                                          ----------------------
                                          ORDINARY   LONG-TERM
               Amounts in thousands       INCOME*  CAPITAL GAINS
               -------------------------------------------------
               International Growth        $1,226     $    --
               International Equity Index   1,510          --
               Small Company Index          1,621          --
               Diversified Growth             368          --
               Equity Index                12,896      14,404
               Balanced                     1,672          --
               -------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 99 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)




I) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income were declared and paid as follows:

                     --------------------------------------
                      International Growth         Annually
                      International Equity Index   Annually
                      Small Company Growth         Annually
                      Small Company Index          Annually
                      Mid Cap Growth               Annually
                      Focused Growth               Annually
                      Diversified Growth           Annually
                      Equity Index                Quarterly
                      Balanced                    Quarterly

Each Portfolio's net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

3   ADVISORY, TRANSFER AGENCY AND CUSTODIAN
    AGREEMENTS
As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, based on a specified percentage of each Portfolio's average daily net assets. For the fiscal year ended November 30, 2003, the investment advisers voluntarily agreed to waive a portion of the advisory fee as shown in the accompanying Statements of Operations.
The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2003, are as follows:

                                        ANNUAL     LESS  ADVISORY FEE
                                     ADVISORY FEE WAIVER AFTER WAIVER
          -----------------------------------------------------------
          International Growth           0.90%     0.10%     0.80%
          International Equity Index     0.35      0.10      0.25
          Small Company Growth           0.95      0.15      0.80
          Small Company Index            0.30      0.10      0.20
          Mid Cap Growth                 0.90      0.10      0.80
          Focused Growth                 0.85      0.10      0.75
          Diversified Growth             0.75      0.10      0.65
          Equity Index                   0.20      0.10      0.10
          Balanced                       0.60      0.10      0.50
          -----------------------------------------------------------

The waivers described above are voluntary and may be terminated at any time.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.01%, 0.10% and 0.15% of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolios.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. Custodian credits are reflected in the Portfolios' Statements of Operations.

4   ADMINISTRATION, DISTRIBUTION AND OTHER
    AGREEMENTS
NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at an annual rate of 0.10% (0.15% in the case of the International Growth and International Equity Index Portfolios) of the average daily net assets of the respective Portfolios. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI or NTGIE for their duties as investment advisers and Northern Trust for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10% of a Portfolio's average daily net assets (0.25% for the International Growth and International Equity Index Portfolios), the co-administrators will reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the fiscal year ended November 30, 2003, under such arrangements, are shown in the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement.

Certain officers and trustees of the Trust are also officers and directors of Northern Trust. All officers and affiliated trustees

EQUITY PORTFOLIOS 100 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003



serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued registration fees and other liabilities" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provision of Rule 2a-7 under the Investment Company Act of 1940. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2003, the amounts payable were approximately $2,000 for the Equity Index Portfolio and $1,000 for each of the other Portfolios.

5   SHAREHOLDER SERVICING PLAN
The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15% and 0.25% of the average daily net assets of the outstanding Class C and D shares, respectively.

6   INVESTMENT TRANSACTIONS
Investment transactions for the fiscal year ended November 30, 2003, (excluding short-term investments) were as follows:

                                       PURCHASES             SALES
                                   ------------------ -------------------
                                      U.S.               U.S.
       Amounts in thousands        GOVERNMENT  OTHER  GOVERNMENT  OTHER
      -------------------------------------------------------------------
       International Growth          $   --   $95,323   $   --   $103,838
       International Equity Index        --    37,515       --     70,035
       Small Company Growth              --    68,769       --     71,882
       Small Company Index               --    24,535       --    132,261
       Mid Cap Growth                    --    61,196       --     63,514
       Focused Growth                    --   416,135       --    423,028
       Diversified Growth                --    60,868       --     73,209
       Equity Index                      --   108,722       --    294,355
       Balanced                      67,386   117,689   67,059     76,846
      -------------------------------------------------------------------

At November 30, 2003, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                             NET
                                            APPRE-
                     UNREALIZED UNREALIZED CIATION     COST
                      APPRECIA- DEPRECIA-  (DEPRE-   BASIS OF
Amounts in thousands    TION       TION    CIATION) SECURITIES
--------------------------------------------------------------
International Growth  $26,632      $(623)  $26,009   $109,808
International Equity
 Index                  7,372     (6,348)    1,024     58,652
Small Company Growth    7,959       (322)    7,637     26,656
Small Company
  Index                20,054     (4,737)   15,317     59,152
Mid Cap Growth          5,141       (194)    4,947     26,390
Focused Growth         34,251       (985)   33,266    196,922
Diversified Growth      8,913     (1,776)    7,137     52,284
Equity Index          101,964    (67,179)   34,785    637,253
Balanced               11,291     (1,726)    9,565    120,356
--------------------------------------------------------------

7   BANK LOANS
The Trust has entered into a $150,000,000 revolving bank credit line administered by Deutsche Bank AG for liquidity and other purposes. Borrowings under this arrangement bear interest at 0.45% above LIBOR (London Interbank Offering Rate).

As of November 30, 2003, International Select Equity Index and Diversified Growth Portfolios had outstanding loans in the amount of $800,000 and $300,000, respectively. These amounts are included in "Other Liabilities" on the Statements of Assets and Liabilities.

Prior to December 19, 2002, the Trust maintained a $100,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at .45% above the NIBOR (New York Interbank Offering Rate).

Interest expense for the fiscal year ended November 30, 2003, was approximately $3,000, $1,000, $1,000, $2,000 and $2,000 for the International Growth,
International Equity Index, Small Company Growth, Focused Growth and Diversified Growth Portfolios, respectively. These amounts are included in "Other Expenses" on the Statements of Operations.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 101 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)
                                                              NOVEMBER 30, 2003




8   SHARE TRANSACTIONS
Transactions in Class A shares for the fiscal year ended November 30, 2003, were as follows:

                                                                    NET
                                        REINVESTED                INCREASE
     Amounts in thousands       SALES  DISTRIBUTIONS REDEMPTIONS (DECREASE)
     ----------------------------------------------------------------------
     International Growth        8,981       103       11,509      (2,425)
     International Equity Index  5,620       138        9,926      (4,168)
     Small Company Growth          932        --        1,538        (606)
     Small Company Index         1,843       162       14,196     (12,191)
     Mid Cap Growth                355        --          904        (549)
     Focused Growth              6,272        --        7,265        (993)
     Diversified Growth          1,786        40        4,173      (2,347)
     Equity Index               13,249     2,090       33,224     (17,885)
     Balanced                    4,166       152        1,544       2,774
     ----------------------------------------------------------------------

Transactions in Class A shares for the fiscal year ended November 30, 2002, were as follows:

                                                                    NET
                                        REINVESTED                INCREASE
     Amounts in thousands       SALES  DISTRIBUTIONS REDEMPTIONS (DECREASE)
     ----------------------------------------------------------------------
     International Growth       10,165        73        7,582       2,656
     International Equity Index  4,585       103        4,157         531
     Small Company Growth        1,765        --        1,738          27
     Small Company Index         4,589       297       17,603     (12,717)
     Mid Cap Growth                558        --        1,053        (495)
     Focused Growth              6,745        --        6,476         269
     Diversified Growth          1,186        49        4,057      (2,822)
     Equity Index               25,071     2,552       21,206       6,417
     Balanced                    2,315       191        2,455          51
     ----------------------------------------------------------------------

Transactions in Class C shares for the fiscal year ended November 30, 2003, were as follows:

                                                                 NET
                                     REINVESTED                INCREASE
        Amounts in thousands  SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
       -----------------------------------------------------------------
          Mid Cap Growth       349        --           172         177
          Focused Growth       910        --           165         745
          Equity Index         641       127         2,563      (1,795)
          Balanced              38         1            26          13
       -----------------------------------------------------------------

Transactions in Class C shares for the fiscal year ended November 30, 2002, were as follows:

                                                                 NET
                                     REINVESTED                INCREASE
        Amounts in thousands  SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
       -----------------------------------------------------------------
          Mid Cap Growth       340        --           300         40
          Focused Growth        13        --            15         (2)
          Equity Index         537       206         1,443       (700)
          Balanced               7         2             5          4
       -----------------------------------------------------------------

Transactions in Class D shares for the fiscal year ended November 30, 2003, were as follows:

                                                                NET
                                    REINVESTED                INCREASE
        Amounts in thousands SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ---------------------------------------------------------------
        International Growth   14       --           189        (175)
        Small Company Growth    2       --            --           2
        Small Company Index     1       --            --           1
        Mid Cap Growth         19       --            17           2
        Focused Growth         88       --            20          68
        Diversified Growth     14       --            15          (1)
        Equity Index          218       14           114         118
        Balanced                5       --             7          (2)
        ---------------------------------------------------------------

Transactions in Class D shares for the fiscal year ended November 30, 2002, were as follows:

                                                                   NET
                                       REINVESTED                INCREASE
     Amounts in thousands       SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
     ---------------------------------------------------------------------
     International Growth        154       --           191        (37)
     International Equity Index    8       --            --          8
     Small Company Growth          5       --            --          5
     Small Company Index           4       --            --          4
     Mid Cap Growth               10       --            --         10
     Focused Growth               61       --            11         50
     Diversified Growth           24       --            18          6
     Equity Index                143       15           113         45
     Balanced                     13        1             6          8
     ---------------------------------------------------------------------

EQUITY PORTFOLIOS 102 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----
       TAX INFORMATION
                                                              NOVEMBER 30, 2003



CAPITAL GAIN DISTRIBUTION (Unaudited) - The following Portfolio made capital gain distributions in December 2003, and hereby designates these long-term capital gain distributions as follows (in thousands):

                                           LONG-TERM
                                           CAPITAL GAIN
                             PORTFOLIO     20%    15%
                            ---------------------------
                             Equity Index  $ --   $400
                            ---------------------------

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (Unaudited) - A percentage of the dividends distributed during the fiscal year for the following Portfolios qualifies for the dividends-received deduction for corporate shareholders:

                                            CORPORATE DRD
                       PORTFOLIO             PERCENTAGE
                      -----------------------------------
                       Small Company Index      90.53%
                       Diversified Growth       90.33%
                       Equity Index             97.35%
                       Balanced                 36.63%
                      -----------------------------------

QUALIFIED DIVIDEND INCOME (Unaudited) - Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended November 30, 2003, are designated as "qualified dividend income," as defined in the Act, subject to reduced tax rates in 2003:

                                      QUALIFIED DIVIDEND
                        PORTFOLIO         PERCENTAGE
                       ---------------------------------
                        Equity Index        66.43%
                        Balanced            29.43%
                       ---------------------------------

FOREIGN TAX CREDIT (Unaudited) - The Portfolios below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Portfolios as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries were as follows:

                   PORTFOLIO                    TAXES  INCOME
                  --------------------------------------------
                   International Growth        $0.0130 $0.1293
                   International Equity Index   0.0333  0.2974
                  --------------------------------------------

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 103 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       REPORT OF INDEPENDENT AUDITORS



TO THE NORTHERN
INSTITUTIONAL FUNDS
SHAREHOLDERS AND
BOARD OF TRUSTEES:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index and Balanced Portfolios, comprising the Equity Portfolios of the Northern Institutional Funds, as of November 30, 2003, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of the investments owned at November 30, 2003 by physical examination of the securities held by the custodian and by correspondence with central depositories, unaffiliated subcustodian banks, and brokers or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index and Balanced Portfolios at November 30, 2003, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                    [GRAPHIC]

                          Ernst & Young LLP Signature

Chicago, Illinois
January 14, 2004


EQUITY PORTFOLIOS 104 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----
       TRUSTEES AND OFFICERS
                                                              NOVEMBER 30, 2003



Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 53 portfolios in the Northern Funds Complex -- 23 for Northern Institutional Funds and 30 for Northern Funds. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and Director of          . PepsiAmericas (a soft
Age 68                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson Tull, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, L.L.C. (a
                           management advisory services and
                           private investment company)
                           since 2001;
                         . Chairman and Director of
                           Hussmann International, Inc. (a
                           refrigeration company) from 1998
                           to 2000;
                         . Chairman, President and CEO of
                           NICOR Inc. (a diversified public
                           utility holding company) from
                           1985 to 1995; and President from
                           1992 to 1993;
                         . Chairman of Federal Reserve Bank
                           of Chicago from 1992 through
                           1994; and Deputy Chairman in
                           1991 and 1995.
--------------------------------------------------------------------------------------
Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm  . None
Age 63                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1993;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of Advisory Board of
                           Real-Time USA, Inc. (a software
                           development company);
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company);
                         . Director of University
                           Eldercare, Inc. (an Alzheimer's
                           disease research and treatment
                           company);
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company);
                         . Trustee at Dominican University.
--------------------------------------------------------------------------------------
William J. Dolan, Jr.    . Financial Consultant at Ernst &   . None
Age 71                     Young LLP (an accounting firm)
Trustee since 2000         from 1992 to 1993 and 1997;
                         . Partner of Arthur Andersen LLP
                           (an accounting firm) from 1966
                           to 1989.
--------------------------------------------------------------------------------------
Sharon Gist Gilliam      . Executive Vice President of       . None
Age 60                     Unison-Maximus, Inc. (aviation
Trustee since 2001         and governmental consulting);
                         . Director of Town and Country
                           Utilities, Inc.;
                         . Director of Unison Consulting
                           Group, Inc. until May 1999.
--------------------------------------------------------------------------------------
Sandra Polk Guthman      . President and CEO of Polk Bros.   . MBIA of Illinois
Age 59                     Foundation (an Illinois            (a municipal bond
Trustee since 1997         not-for-profit corporation) from   insurance company)
                           1993 to present.                   1999 to 2000.
--------------------------------------------------------------------------------------
Richard P. Strubel       . President, Chief Operating        . Gildan Activewear,
Age 64                     Officer and Director of Unext      Inc. (an athletic
Trustee since 1982         Inc. (a provider of educational    clothing marketing
                           services via the Internet) since   and manufacturing
                           1999;                              company);
                         . Director of Cantilever            . Goldman Sachs
                           Technologies (a private software   Mutual Fund
                           company) since 1999;               Complex (61
                         . Trustee at The University of       portfolios).
                           Chicago since 1987;
                         . Managing Director of Tandem
                           Partners, Inc. (a privately held
                           management services firm) until
                           1999.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 105 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       TRUSTEES AND OFFICERS (continued)




  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------
Michael E. Murphy/(3)/         . President of Sara Lee Foundation  . Coach, Inc.;
Age 67                           (philanthropic organization)      . Payless Shoe Source,
Trustee since 2000               from 1997 to 2001;                 Inc. (a retail shoe store
                               . Vice Chairman and Chief            business);
                                 Administrative Officer of Sara    . GATX Corporation
                                 Lee Corporation (a consumer        (a railroad holding
                                 product company) from 1994 to      company);
                                 1997.                             . Bassett Furniture
                                                                    Industries, Inc.
                                                                    (a furniture
                                                                    manufacturer).
-----------------------------------------------------------------------------------------------
Mary Jacobs Skinner, Esq./(3)/ . Partner in the law firm of        . None
Age 46                           Sidley Austin Brown & Wood.
Trustee since 2000
-----------------------------------------------------------------------------------------------

Stephen Timbers/(3)/           . Vice Chairman of Northern Trust   . USF Corporation.
Age 59                           Corporation and The Northern
Trustee since 2000               Trust Company since 2003;
                               . President, Chief Executive
                                 Officer of Northern Trust
                                 Investments, N.A. (formerly
                                 known and conducting business as
                                 Northern Trust Investments,
                                 Inc.) since 2001;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation,
                                 and Executive Vice President of
                                 The Northern Trust Company since
                                 1998;
                               . President, Chief Executive
                                 Officer and Director of Zurich
                                 Kemper Investments (a financial
                                 services company) from 1996 to
                                 1998;
                               . President, Chief Operating
                                 Officer and Director of Kemper
                                 Corporation (a financial
                                 services company) from 1992 to
                                 1996;
                               . President and Director of Kemper
                                 Funds (a registered investment
                                 company) from 1990 to 1998.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the 1940 Act. Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation, Ms. Skinner because her law firm provides legal services to Northern Trust Corporation and its affiliates, and Mr. Timbers because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

EQUITY PORTFOLIOS 106 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2003




  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------
Lloyd A. Wennlund              . Executive Vice President since
Age: 46                          2003 and Director since 2001 of
50 South LaSalle Street          Northern Trust Investments, N.A.
Chicago, IL 60675                (formerly known and conducting
President since 2000             business as Northern Trust
                                 Investments, Inc.);
                               . Executive Vice President and
                                 other positions at The Northern
                                 Trust Company, President of
                                 Northern Trust Securities, Inc.,
                                 and Managing Executive, Mutual
                                 Funds for Northern Trust Global
                                 Investments since 1989.
------------------------------------------------------------------

Eric K. Schweitzer             . Senior Vice President at
Age: 42                          Northern Trust Investments, N.A.
50 South LaSalle Street          (formerly known and conducting
Chicago, IL 60675                business as Northern Trust
Vice President since 2000        Investments, Inc.) since 2001
                                 and Senior Vice President at The
                                 Northern Trust Company and the
                                 Director of Distribution,
                                 Product Management and Client
                                 Services in the Mutual Fund
                                 Group of Northern Trust Global
                                 Investments since 2000;
                               . Managing Director of Mutual
                                 Funds for US Bancorp from 1997
                                 to 2000.
------------------------------------------------------------------

Brian Ovaert                   . Senior Vice President and
Age: 42                          Department Head at The Northern
50 South LaSalle Street          Trust Company overseeing Fund
Chicago, IL 60675                Accounting, Transfer Agent and
Treasurer since 2002             Fund Administration functions,
                                 Division Manager of Fund
                                 Accounting, 1992-1998, Audit
                                 Manager at Arthur Andersen LLP
                                 (an accounting firm) prior
                                 thereto.
------------------------------------------------------------------

Brian R. Curran                . Vice President and Director of
Age: 36                          Fund Administration at PFPC Inc.
4400 Computer Drive              since 1997;
Westborough, MA 01581          . Director of Fund Administration
Vice President since 1999        at State Street Bank & Trust
                                 Company from February 1997 to
                                 October 1997;
                               . Senior Auditor at Price
                                 Waterhouse LLP (an accounting
                                 firm) prior thereto.
------------------------------------------------------------------

Stuart Schuldt                 . Senior Vice President of Fund
Age: 41                          Administration and Fund
50 South LaSalle Street          Accounting, The Northern Trust
Chicago, IL 60675                Company;
Assistant Treasurer since 2002 . Vice President, Fund Accounting,
                                 Scudder Kemper (a mutual fund
                                 company), from 1993 to 1998;
                               . Audit Manager, Arthur Andersen &
                                 Co., (an accounting firm) prior
                                 thereto.
------------------------------------------------------------------

Jeffrey A. Dalke, Esq.         . Partner in the law firm of
Age: 53                          Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000
------------------------------------------------------------------

Linda J. Hoard, Esq.           . Senior Counsel and Vice
Age: 56                          President at PFPC Inc. since
4400 Computer Drive              1998; Attorney Consultant for
Westborough, MA 01581            Fidelity Management & Research
Assistant Secretary since 1999   (a financial service company),
                                 Investors Bank & Trust Company
                                 (a financial service provider)
                                 and FDISG prior thereto.

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 107 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       TRUSTEES AND OFFICERS (continued)
                                                              NOVEMBER 30, 2003






NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------

Lori V. Russell                . Associate Counsel at PFPC Inc.
Age: 32                          since 2002; Associate Counsel at
4400 Computer Drive              Investors Bank & Trust Company,
Westborough, MA 01581            a financial service provider
Assistant Secretary since 2003   (2001-2002); Manager in the
                                 Regulatory Administration
                                 Department of PFPC Inc.
                                 (2000-2001) and Senior
                                 Regulatory Administrator
                                 (1998-2000).
------------------------------------------------------------------

James Grassi                   . Senior Attorney at The Northern
Age: 47                          Trust Company since 1994.
50 South LaSalle Street
Chicago, IL 60675
Assistant Secretary since 2003

EQUITY PORTFOLIOS 108 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NIF ANR EQTY 1/04
--------------------------------------------------------------------------------
     (C)2004 Northern Institutional Funds
     Northern Funds Distributors, LLC, not affiliated with Northern Trust
                                                           ---------------------
                                                                  PRESORTED
                                                                  STANDARD
                                                                U.S. POSTAGE
                                                                    PAID
                                                              FARMINGDALE, NY
                                                              PERMIT NO. 225
                                                           ---------------------

     50 South LaSalle Street
     P.O. Box 75986
     Chicago, Illinois 60675-5986
     800/637-1380
     northerninstitutionalfunds.com

[LOGO OF NORTHERN INSTITUTIONAL FUNDS Managed by Northern Trust]

                                                               NOVEMBER 30, 2003


                                                                   annual report


                                                                        NORTHERN
                                                             INSTITUTIONAL FUNDS
                                                         LIQUID ASSETS PORTFOLIO


    TRUST NORTHERN for investment solutions                       NORTHERN
                                                             -------------------
                                                             INSTITUTIONAL FUNDS

                                                                  Managed by
                                                            [LOGO]NORTHERN TRUST

Liquid Assets Portfolio
Table of Contents

                                NOT FDIC INSURED
                     --------------------------------------
                        May lose value/No bank guarantee
                     --------------------------------------

The report has been prepared for the general information of Northern Institutional Funds Liquid Assets Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Liquid Assets Portfolio prospectus, which contains more complete information about Northern Institutional Funds Liquid Assets Portfolio investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC, not affiliated with Northern Trust.

2    PORTFOLIO MANAGEMENT COMMENTARY

3    STATEMENT OF ASSETS AND LIABILITIES

4    STATEMENT OF OPERATIONS

5    STATEMENT OF CHANGES IN NET ASSETS

6    FINANCIAL HIGHLIGHTS

7    SCHEDULE OF INVESTMENTS

10   ABBREVIATIONS AND OTHER INFORMATION

11   NOTES TO THE FINANCIAL STATEMENTS

13   REPORT OF INDEPENDENT AUDITORS

14   TRUSTEES AND OFFICERS

------------------------------------------

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 LIQUID ASSETS PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENT COMMENTARY
--------------------------------------------------------------------------------

LIQUID ASSETS PORTFOLIO                         Kelly Dennehy--Portfolio Manager
-----------------------

Although the economy has recently begun to pick up steam, concerns related to the war in Iraq weighed on business and consumer spending early in the year. Even after the war came to an end, continued weakness in the economy increased speculation of a "double-dip" recession, leading the FOMC to cut the fed funds target to a 4O-year low of 1 percent in June. The committee also stated that its policy would remain accommodative for a "considerable period." By autumn, GDP reports were more promising and jobless claims were declining. Nevertheless, concerns that the Fed would begin raising rates in the near future remained muted.

For its fiscal year ended November 30, 2003, the Liquid Assets Portfolio posted a total return of 1.16 percent, compared to a 0.88 percent return for the iMoney Net First Tier Institutional category. As of November 30, the Portfolio's 7-day current yield was 1.01 percent.

Our strategy evolved during the year to reflect the changing dynamics of the economy. The Portfolio maintained a modestly long duration in the first calendar quarter as a hedge against a flat money market yield curve. The strategy shortened to neutral when the curve inverted due to speculation diat the Federal Reserve could lower rates close to zero. Finally, we extended die strategy back to modestly long when markets sold off late in the period following a trend of stronger economic data. Throughout the year, we purchased floating rate notes in anticipation of a rising rate environment. In addition, we added callable agency product in an effort to enhance the Portfolio's yield.



Past performance is no guarantee of future results. Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return and yield would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Current 7-day yield is the annualization of net investment income for the 7-day period ending on November30, 2003. The 7-day yield more closely reflects the current earnings of a Portfolio than the total return.

We compare our Portfolios to the iMoney Net Money Fund Report Averages(TM), which are composites of professionally managed money market investments with similar investment objectives.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 2 LIQUID ASSETS PORTFOLIO

Liquid Assets Portfolio
STATEMENT OF ASSETS AND LIABILITIES

                                                                   NOVEMBER 30,
                                                                      2003
                                                                     LIQUID
Amounts in thousands,                                                ASSETS
except per share data                                               PORTFOLIO
-------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                                    $     752,082
Repurchase agreements, at cost which approximates market value          549,964
Interest income receivable                                                  956
Receivable from affiliated administrator                                      1
Prepaid and other assets                                                      8
Total Assets                                                          1,303,011
-------------------------------------------------------------------------------
LIABILITIES:
Distributions payable to shareholders                                       971
Accrued co-administration fees                                               98
Accrued registration fees and other liabilities                               7
Total Liabilities                                                         1,076
-------------------------------------------------------------------------------
Net Assets                                                        $   1,301,935
-------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                                     $   1,301,843
Accumulated undistributed net investment income                              98
Accumulated net realized loss                                                (6)
Net Assets                                                        $   1,301,935
-------------------------------------------------------------------------------
TOTAL SHARES OUTSTANDING (NO PAR VALUE, UNLIMITED SHARES
 AUTHORIZED)                                                          1,301,842
NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE          $        1.00

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 LIQUID ASSETS PORTFOLIO

Liquid Assets Portfolio
STATEMENT OF OPERATIONS
                                                            FOR THE FISCAL YEAR
                                                             ENDED NOVEMBER 30,
                                                                    2003
                                                                   LIQUID
                                                                   ASSETS
Amounts in thousands                                             PORTFOLIO
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                              $           12,545
EXPENSES:
Investment advisory fees                                                  2,549
Co-administration fees                                                    1,020
Custody                                                                     146
Printing                                                                      5
Professional fees                                                            11
Trustee fees and expenses                                                     9
Other                                                                        13
-------------------------------------------------------------------------------
Total Expenses:                                                           3,753
   Less voluntary waivers of:
      Investment advisory fees                                           (2,549)
      Custody fees                                                         (117)
   Less expenses reimbursed by Administrator                                (37)
   Less custodian credits                                                   (29)
   Net Expenses                                                           1,021
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    11,524
-------------------------------------------------------------------------------
NET REALIZED LOSS:
   Net realized loss on investments                                          (6)
   Net Loss on Investments                                                   (6)
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $           11,518

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 4 LIQUID ASSETS PORTFOLIO

Liquid Assets Portfolio
STATEMENT OF CHANGES IN NET ASSETS    FOR FISCAL YEARS ENDED NOVEMBER 30,

                                                      LIQUID ASSETS PORTFOLIO
Amounts in thousands                                    2003           2002
-------------------------------------------------------------------------------
OPERATIONS:
Net investment income                               $     11,524   $     12,828
Net realized gain (loss) on investment
 transactions                                                 (6)           103
   Net Increase in Net Assets Resulting from
    Operations                                            11,518         12,931
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: /(1)/
Proceeds from shares sold                              8,538,168      3,623,079
Payments for shares redeemed                          (8,007,193)    (3,469,309)
   Net Increase in Net Assets Resulting from
    Capital Share Transactions                           530,975        153,770
-------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                               (11,524)       (12,828)
   Total Distributions Paid                              (11,524)       (12,828)
-------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                             530,969        153,873
NET ASSETS:
Beginning of Year                                        770,966        617,093
End of Year                                         $  1,301,935   $    770,966
-------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME     $         98   $         98
-------------------------------------------------------------------------------

/(1)/ The number of shares sold and redeemed approximates the dollar amount of transactions.


See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 LIQUID ASSETS PORTFOLIO

Liquid Assets Portfolio
FINANCIAL HIGHLIGHTS
FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                 LIQUID ASSETS PORTFOLIO
Selected per share data                       2003        2002       2001 /(3)/
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $      1.00   $     1.00   $     1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.01         0.02         0.01
   Total Income from Investment
    Operations                                   0.01         0.02         0.01
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                   (0.01)       (0.02)       (0.01)
      Total Distributions Paid                  (0.01)       (0.02)       (0.01)
-------------------------------------------------------------------------------
Net Asset Value, End of Period            $      1.00   $     1.00   $     1.00
-------------------------------------------------------------------------------
TOTAL RETURN /(1)/                               1.16%        1.96%        0.90%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period   $ 1,301,935   $  770,966   $  617,093
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and
    reimbursements                               0.10%        0.10%        0.10%
   Expenses, before waivers and
    reimbursements                               0.37%        0.38%        0.39%
   Net investment income, net of
    waivers and reimbursements                   1.13%        1.93%        3.01%
   Net investment income, before
    waivers and reimbursements                   0.86%        1.65%        2.72%

(1) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) For the period August 15, 2001 (commencement of operations) through November 30, 2001.


See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 6 LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2003
--------------------------------------------------------------------------------
LIQUID ASSETS PORTFOLIO

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
-----------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 6.5%
-----------------------------------------------------------------------------
Domestic Depository Institutions - 0.9%
   Wells Fargo Bank, N.A., San Francisco,
      1.04%, 12/19/03                                $   12,000   $    12,000
-----------------------------------------------------------------------------
Foreign Depository Institutions - 5.6%
   Alliance & Leicester, London Branch,
      1.17%, 4/21/04                                      2,000         2,000
      1.20%, 5/12/04                                      3,000         3,000
   Australia & New Zealand Bank, London Branch,
      1.10%, 1/6/04                                      10,000        10,000
   Banco Bilbao Vizcaya Argentaria, London Branch,
      0.99%, 12/22/03                                     2,000         2,000
   Barclays Bank, London Branch,
      1.33%, 4/16/04                                      2,000         2,000
   BNP Paribas, London Branch,
      1.06%, 1/26/04                                      5,000         5,000
      1.40%, 8/5/04                                       5,000         5,000
   BNP Paribas, New York Branch,
      1.14%, 4/20/04                                      2,000         2,000
      1.25%, 7/20/04                                      2,000         2,000
   Lloyds Bank, New York Branch,
      1.00%, 12/29/03                                     5,000         5,000
   Monte Dei Paschi di Siena, London Branch,
      1.12%, 2/27/04                                      3,000         3,000
   Monte Dei Paschi di Siena, New York Branch,
      1.11%, 2/19/04                                     13,000        13,000
   Royal Bank of Canada, New York Branch,
      1.31%, 3/31/04                                      2,000         2,000
   Societe Generale, London Branch,
      1.25%, 5/28/04                                     15,000        15,000
   Unicredito Italiano, London Branch,
      1.13%, 2/5/04                                       2,000         2,000
-----------------------------------------------------------------------------
                                                                       73,000
-----------------------------------------------------------------------------
Total Certificates of Deposit
-----------------------------------------------------------------------------
(Cost $85,000)                                                         85,000
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
COMMERCIAL PAPER - 20.3%
-----------------------------------------------------------------------------
Auto Receivables - 0.8%
   Ford Credit Floorplan Master Owner Trust A,
   Motown Funding LLC, Series 2002-1, /(1)/
      1.11%, 1/20/04                                     10,000         9,985
-----------------------------------------------------------------------------
Credit Card Master Trusts - 1.9%
   Citibank Credit Card Master Trust,
   Dakota Certificates,
      1.07%, 12/5/03                                      5,000         4,999
      1.08%, 12/12/03                                     3,000         2,999
      1.08%, 12/18/03                                     2,000         1,999
      1.11%, 1/9/04                                      15,000        14,982
-----------------------------------------------------------------------------
                                                                       24,979
-----------------------------------------------------------------------------
Electronic and Other Electrical Companies - 0.2%
   General Electric Company,
      1.05%, 12/29/03                                     2,000         1,998
-----------------------------------------------------------------------------
Multi-Seller Conduits - 8.7%
   Amstel Funding Corp.,
      1.08%, 12/9/03                                 $    3,000   $     2,999
      1.04%, 12/12/03                                     3,000         2,999
      0.96%, 12/19/03                                    10,000         9,995
      1.11%, 2/4/04                                      23,000        22,954
      1.14%, 2/11/04                                      3,000         2,993
      1.16%, 3/24/04                                      3,000         2,989
   Bryant Park Funding LLC,
      1.07%, 12/15/03                                     5,000         4,998
      1.12%, 1/22/04                                      5,000         4,992
   Charta Corp.,
      1.07%, 12/12/03                                     2,000         1,999
      1.07%, 12/16/03                                     4,000         3,998
   Eiffel Funding LLC, /(1)/
      1.11%, 1/26/04                                     15,000        14,974
   Lexington Parker Capital,
      1.07%, 1/23/04                                     12,000        11,981
      1.09%, 1/26/04                                      2,000         1,997
      1.17%, 2/27/04                                      5,000         4,986
   Liberty Street Funding Co.,
      1.11%, 2/10/04                                      4,000         3,991
   Tulip Funding Corp.,
      1.06%, 12/9/03                                      5,000         4,999
      1.10%, 1/30/04                                     10,000         9,982
-----------------------------------------------------------------------------
                                                                      113,826
-----------------------------------------------------------------------------
Nondepository Personal Credit - 2.8%
   Countrywide Financial Corp.,
      1.10%, 12/12/03                                     2,000         1,999
   General Electric Capital Corp.,
      1.12%, 2/13/04                                     10,000         9,977
      1.13%, 2/18/04                                     10,000         9,975
      1.10%, 4/6/04                                       4,000         3,984
   General Electric International, Series A,
      1.18%, 12/1/03                                      3,000         3,000
      1.11%, 1/21/04                                      8,000         7,987
-----------------------------------------------------------------------------
                                                                       36,922
-----------------------------------------------------------------------------
Single Seller Conduits - 0.4%
   Georgetown Funding Co.,
      1.10%, 12/16/03                                     5,000         4,998
-----------------------------------------------------------------------------
Structured Investment Vehicles - 5.5%
   Cancara Asset Securitization Ltd.,
      1.12%, 1/20/04                                      2,040         2,037
   Grampian Funding Ltd.,
      1.18%, 5/11/04                                      2,000         1,989
   Scaldis Capital LLC, /(1)/
      1.11%, 2/9/04                                       5,000         4,989
   Surrey Funding Corp.,
      1.11%, 1/14/04                                     20,000        19,973
      1.11%, 1/16/04                                      6,000         5,991
   White Pine Finance LLC,
      1.11%, 12/8/03                                     10,097        10,095
      1.08%, 12/15/03                                    10,000         9,999
      1.12%, 1/22/04                                     17,000        16,972
-----------------------------------------------------------------------------
                                                                       72,045
-----------------------------------------------------------------------------
Total Commercial Paper
-----------------------------------------------------------------------------
(Cost $264,753)                                                       264,753
-----------------------------------------------------------------------------


See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2003
--------------------------------------------------------------------------------
LIQUID ASSETS PORTFOLIO (continued)

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
-----------------------------------------------------------------------------
CORPORATE NOTES/BONDS - 15.5%
-----------------------------------------------------------------------------
Bank Holding Companies - 1.5%
   Wells Fargo & Co., FRN,
      1.20%, 12/24/03                                $   20,000   $    20,020
-----------------------------------------------------------------------------
Domestic Depository Institutions - 2.2%
   Key Bank, N.A., FRN,
      1.40%, 12/18/03                                    10,000        10,001
   Marshall and Ilsley Bank,
      5.26%, 12/15/03                                     4,000         4,006
   National City Bank, FRN,
      1.16%, 12/12/03                                    10,000        10,002
   National City Bank, Cleveland, FRN,
      1.07%, 12/30/03                                     5,000         5,000
-----------------------------------------------------------------------------
                                                                       29,009
-----------------------------------------------------------------------------
Foreign Depository Institutions - 1.2%
   Royal Bank of Canada,
      1.10%, 12/10/03                                    15,000        15,000
-----------------------------------------------------------------------------
Insurance Carriers - 1.5%
   Allstate Life Global Funding II, FRN, /(1)/
      1.12%, 12/15/03                                    10,000        10,000
   Metropolitan Life, FRN, /(1)/
      1.13%, 12/15/03                                    10,000        10,000
-----------------------------------------------------------------------------
                                                                       20,000
-----------------------------------------------------------------------------
Nondepository Personal Credit - 2.5%
   American General Finance Corp., FRN,
      1.52%, 12/18/03                                    10,000        10,044
   CIT Group, Inc., FRN,
      2.40%, 1/9/04                                       2,000         2,000
   General Electric Capital Corp.,
      1.20%, 12/9/03                                     15,000        15,022
   SLM Corp., /(1)/
      1.12%, 12/1/03                                      5,000         5,000
-----------------------------------------------------------------------------
                                                                       32,066
-----------------------------------------------------------------------------
Security and Commodity Brokers - 1.6%
   Lehman Brothers Holdings,
      1.17%, 12/22/03                                     5,000         5,000
   Merrill Lynch & Co., FRN,
      1.25%, 12/11/03                                    15,000        15,031
-----------------------------------------------------------------------------
                                                                       20,031
-----------------------------------------------------------------------------
Structured Investment Vehicles - 4.2%
   CC USA, Inc.
   Medium Term FRN, /(1)/
      1.18%, 12/1/03                                     20,000        20,010
      1.08%, 12/15/03                                    25,000        24,994
   Dorada Finance, Inc., FRN, /(1)/
      1.08%, 12/1/03                                     10,000         9,999
-----------------------------------------------------------------------------
                                                                       55,003
-----------------------------------------------------------------------------
Transportation Equipment - 0.8%
   American Honda Finance, FRN, (1)
      1.08%, 1/20/04                                     10,000        10,000
-----------------------------------------------------------------------------
Total Corporate Notes/Bonds
-----------------------------------------------------------------------------
(Cost $201,129)                                                       201,129
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
EURODOLLAR TIME DEPOSITS - 9.2%
-----------------------------------------------------------------------------
Domestic Depository Institutions - 2.6%
   Fifth Third Bank, Grand Cayman Branch,
      1.03%, 12/1/03                                 $   13,300   $    13,300
   State Street Bank & Trust Co., Grand Cayman,
      1.04%, 12/1/03                                     20,000        20,000
-----------------------------------------------------------------------------
                                                                       33,300
-----------------------------------------------------------------------------
Foreign Depository Institutions - 6.6%
   Abbey National PLC, Grand Cayman,
      1.06%, 12/1/03                                     25,000        25,000
   Banco Espanol de Credito, Madrid,
      1.12%, 1/20/04                                      3,000         3,000
   Banco Popular Espanol, Madrid,
      1.15%, 3/15/04                                      3,000         3,000
   Barclays Bank, Global
   Treasury Services, London,
      1.05%, 12/1/03                                     30,000        30,000
   Den Norske Bank, Oslo, Norway,
      1.12%, 1/30/04                                      2,000         2,000
   Fortis Bank, Brussels, Belgium,
      1.20%, 5/17/04                                      3,000         3,000
   Fortis Bank, London,
      1.16%, 3/29/04                                      3,000         3,000
   Fortis Bank, Nederland, Amsterdam,
      1.07%, 12/24/03                                     2,000         2,000
      1.12%, 1/28/04                                      2,000         2,000
   Natexis Banques Populaires, Paris,
      1.12%, 2/5/04                                       4,000         4,000
   Unicredito Italiano, Milan,
      1.12%, 1/5/04                                       2,000         2,000
      1.13%, 1/21/04                                      4,000         4,000
      1.12%, 2/23/04                                      3,000         3,000
-----------------------------------------------------------------------------
                                                                       86,000
-----------------------------------------------------------------------------
Total Eurodollar Time Deposits
-----------------------------------------------------------------------------
(Cost $119,300)                                                       119,300
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
MUNICIPAL INVESTMENTS - 4.4%
-----------------------------------------------------------------------------
Oil & Gas Extraction - 2.1%
   City of Valdez, Alaska, Series 2003A,
   BP Pipelines, Inc. Project,
      1.10%, 12/1/03                                     27,350        27,350
-----------------------------------------------------------------------------
Petroleum Refining - 1.2%
   City of Valdez, Alaska,
   Exxon Pipeline Co. Project, Series 1985,
      1.08%, 12/1/03                                     15,575        15,575
-----------------------------------------------------------------------------
Residential Care - 1.1%
   Palm Beach County, Florida, Health Facilities
   Bethesda Healthcare Systems Project, Series 2001,
      1.10%, 12/1/03                                     14,000        14,000
-----------------------------------------------------------------------------
Total Municipal Investments
-----------------------------------------------------------------------------
(Cost $56,925)                                                         56,925
-----------------------------------------------------------------------------


See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 8 LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2003
--------------------------------------------------------------------------------
LIQUID ASSETS PORTFOLIO (continued)

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                       (000S)        (000S)
-----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 1.9%/(2)/
-----------------------------------------------------------------------------
Fannie Mae - 0.8%
   FNMA Discount Note
      1.18%, 5/5/04                                  $    5,000   $     4,975
   FNMA Notes
      1.25%, 12/11/03                                     2,500         2,500
      1.06%, 7/20/04                                      1,000         1,000
      1.62%, 12/8/04                                      2,000         2,000
-----------------------------------------------------------------------------
                                                                       10,475
-----------------------------------------------------------------------------
Federal Home Loan Bank - 0.3%
   FHLB Notes
      1.25%, 7/2/04                                       2,500         2,500
      1.08%, 7/16/04                                      1,000         1,000
-----------------------------------------------------------------------------
                                                                        3,500
-----------------------------------------------------------------------------
Freddie Mac - 0.8%
   FHLMC Notes
      1.43%, 9/3/04                                       8,000         8,000
      1.45%, 11/16/04                                     3,000         3,000
-----------------------------------------------------------------------------
                                                                       11,000
-----------------------------------------------------------------------------
Total U.S. Government Agencies
-----------------------------------------------------------------------------
(Cost $24,975)                                                         24,975
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Investments, at Amortized Cost (cost $752,082)                        752,082
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 42.2%
-----------------------------------------------------------------------------
(Colld. by U.S. Government/Agency Securities)
Joint Repurchase Agreements - 3.8%
   Bank of America Securities LLC, dated 11/28/03,
   repurchase price $16,656
      1.02%, 12/1/03                                     16,654        16,654
   Morgan Stanley & Co., Inc., dated 11/28/03,
   repurchase price $11,104
      1.00%, 12/1/03                                     11,103        11,103
   Societe Generale - New York Branch,
   dated 11/28/03, repurchase price $5,552
      1.02%, 12/1/03                                      5,552         5,552
   UBS Securities LLC, dated 11/28/03,
   repurchase price $16,656
      1.03%, 12/1/03                                     16,655        16,655
-----------------------------------------------------------------------------
                                                                       49,964
-----------------------------------------------------------------------------
(Colld. by U.S. Government/Agency Securities)
Repurchase Agreements - 38.4%
   Credit Suisse First Boston Corp.,
   dated 11/28/03, repurchase price $75,007
      1.05%, 12/1/03                                 $   75,000   $    75,000
   Greenwich Capital Markets, Inc.,
   dated 11/28/03 repurchase price $75,007
      1.11%, 12/1/03                                     75,000        75,000
   Lehman Brothers, Inc., dated 11/28/03,
   repurchase price $75,007
      1.09%, 12/1/03                                     75,000        75,000
   Merrill Lynch, dated 11/28/03,
   repurchase price $100,009
      1.07%, 12/1/03                                    100,000       100,000
   UBS Securities LLC, dated 11/28/03,
   repurchase price $175,015
      1.06%, 12/1/03                                    175,000       175,000
-----------------------------------------------------------------------------
                                                                      500,000
-----------------------------------------------------------------------------
Total Repurchase Agreements
-----------------------------------------------------------------------------
(Cost $549,964)                                                       549,964
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Total Investments - 100.0%
-----------------------------------------------------------------------------
(Cost $1,302,046)                                                   1,302,046
-----------------------------------------------------------------------------
   Liabilities less Other Assets - (0.0)%                                (111)
-----------------------------------------------------------------------------
NET ASSETS - 100.0%                                               $ 1,301,935
-----------------------------------------------------------------------------

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
     At November 30, 2003, the value of these securities amounted to approximately $119,951,000 or 9.2% of net assets.

(2) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.


See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 LIQUID ASSETS PORTFOLIO

Liquid Assets Portfolio
ABBREVIATIONS AND OTHER INFORMATION

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent either the stated date on the security or the next interest reset/puttable date for floating and variable rate securities per SEC rules.

Amortized cost also represents cost for federal income tax purposes.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

                        EXPLANATION OF ABBREVIATIONS USED
                     THROUGHOUT THE SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
Colld.   Collateralized

FHLB     Federal Home Loan Bank

FHLMC    Freddie Mac

FNMA     Fannie Mae

FRN      Floating Rate Note
--------------------------------------------------------------------------------


           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 10 LIQUID ASSETS PORTFOLIO

Liquid Assets Portfolio
NOTES TO THE FINANCIAL STATEMENTS                              NOVEMBER 30, 2003

1. ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes twenty-three portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Liquid Assets Portfolio (the "Portfolio") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, N.A.("NTI") (formerly known as Northern Trust Investments, Inc.), a direct subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser of the Liquid Assets Portfolio. Northern Trust is the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") are the Trust's co-administrators and Northern Funds Distributors, LLC is the Trust's distributor.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Short-term investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JP Morgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago.

The Portfolio and other Portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolio and does not collect any additional fees from the Portfolio. The Portfolio has entered into such joint repurchase agreements as of November 30, 2003, as reflected in its accompanying Schedule of Investments.

C) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the straight-line method.

D) FEDERAL INCOME TAXES - It is the Portfolio's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders. Therefore, no provision is made for federal income taxes.

At November 30, 2003, the capital loss carryforward for U.S. federal income tax purposes is $6,000 and expires November 30, 2011. The losses may offset future capital gains with these capital loss carryforwards.

At November 30, 2003, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, is as follows (in thousands):

                                     UNDISTRIBUTED
                                        ORDINARY
Amounts in thousands                    INCOME *
--------------------------------------------------
Liquid Assets                        $       1,069
--------------------------------------------------

The tax character of distributions paid during the year ended November 30, 2003 is as follows (in thousands):

                                     DISTRIBUTED FROM
                                         ORDINARY
Amounts in thousands                     INCOME *
-----------------------------------------------------
Liquid Assets                        $         11,478
-----------------------------------------------------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.


           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11 LIQUID ASSETS PORTFOLIO

Liquid Assets Portfolio
NOTES TO THE FINANCIAL STATEMENTS                              NOVEMBER 30, 2003

E) EXPENSES - The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Expenses that are not directly attributable to the Portfolio are typically allocated among the Portfolios of the Trust based on each Portfolio's relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS - The Portfolio's net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset value of the Portfolio.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS
As compensation for services rendered, including the assumption of the expenses related thereto, the investment adviser is entitled to a fee, calculated daily and payable monthly, at an annual rate of 0.25% of the Portfolio's daily net assets. Until further notice, the Investment Adviser has voluntarily agreed to waive all of the advisory fee. The effect of this waiver by the investment adviser for the year ended November 30, 2003, reduced advisory fees as shown on the accompanying Statement of Operations.

As compensation for services rendered, including the assumption of the expenses related thereto, the Custodian and Transfer Agent receive compensation based on a pre-determined schedule of charges approved by the Board. Until further notice, the investment adviser has voluntarily agreed to waive all of the Custodian and Transfer Agent fees. The effect of this Custodian and Transfer Agent fee waiver by the investment adviser for the year ended November 30, 2003, reduced fees as shown on the accompanying Statement of Operations.

The Portfolio has entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. Custodian credits is reflected in the Portfolio's Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS
NTI and PFPC, the co-administrators of the Portfolio, are entitled to a monthly co-administration fee at the annual rate of 0.10% of the Portfolio's average daily net assets. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent and certain extraordinary expenses, exceed on an annualized basis 0.10% of the Portfolio's average daily net assets, the co-administrators reimburse the Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed for the year ended November 30, 2003, under such agreements are shown on the accompanying Statement of Operations.

Northern Funds Distributors, LLC, the placement agent for the Portfolio, receives no compensation under the placement agency agreement.

Certain officers and Trustees of the Trust are also officers and directors of Northern Trust. All officers and affiliated Trustees serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued registration fees and other liabilities" on the Statement of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2003, the amount payable was $2,000.

5. BANK LOANS
The Trust has entered into a $150,000,000 revolving bank credit line administered by Deutsche Bank AG for liquidity and other purposes. Borrowings under this arrangement bear interest at 0.45% above LIBOR (London Interbank Offering Rate).

Prior to December 19, 2002, the Trust maintained a $100,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 0.45% above the NIBOR (New York Interbank Offering Rate).

The Portfolio had no borrowings under either agreement during the year ended November 30, 2003.


           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 12 LIQUID ASSETS PORTFOLIO

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 NOVEMBER 30, 2003
--------------------------------------------------------------------------------

TO THE NORTHERN INSTITUTIONAL FUNDS SHAREHOLDERS AND BOARD OF TRUSTEES:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Liquid Assets Portfolio of the Northern Institutional Funds as of November 30, 2003, and the related statement of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of the investments owned at November 30, 2003 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liquid Assets Portfolio at November 30, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

    Chicago, Illinois
    January 14, 2004


           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       TRUSTEES AND OFFICERS
                                                              NOVEMBER 30, 2003



Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 53 portfolios in the Northern Funds Complex--23 for Northern Institutional Funds and 30 for Northern Funds. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and Director of          . PepsiAmericas (a soft
Age 68                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson Tull, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, L.L.C. (a
                           management advisory services and
                           private investment company)
                           since 2001;
                         . Chairman and Director of
                           Hussmann International, Inc. (a
                           refrigeration company) from 1998
                           to 2000;
                         . Chairman, President and CEO of
                           NICOR Inc. (a diversified public
                           utility holding company) from
                           1985 to 1995; and President from
                           1992 to 1993;
                         . Chairman of Federal Reserve Bank
                           of Chicago from 1992 through
                           1994; and Deputy Chairman in
                           1991 and 1995.
--------------------------------------------------------------------------------------
Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm  . None
Age 63                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1993;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of Advisory Board of
                           Real-Time USA, Inc. (a software
                           development company);
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company);
                         . Director of University
                           Eldercare, Inc. (an Alzheimer's
                           disease research and treatment
                           company);
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company);
                         . Trustee at Dominican University.
--------------------------------------------------------------------------------------
William J. Dolan, Jr.    . Financial Consultant at Ernst &   . None
Age 71                     Young LLP (an accounting firm)
Trustee since 2000         from 1992 to 1993 and 1997;
                         . Partner of Arthur Andersen LLP
                           (an accounting firm) from 1966
                           to 1989.
--------------------------------------------------------------------------------------
Sharon Gist Gilliam      . Executive Vice President of       . None
Age 60                     Unison-Maximus, Inc. (aviation
Trustee since 2001         and governmental consulting);
                         . Director of Town and Country
                           Utilities, Inc.;
                         . Director of Unison Consulting
                           Group, Inc. until May 1999.
--------------------------------------------------------------------------------------
Sandra Polk Guthman      . President and CEO of Polk Bros.   . MBIA of Illinois
Age 59                     Foundation (an Illinois            (a municipal bond
Trustee since 1997         not-for-profit corporation) from   insurance company)
                           1993 to present.                   1999 to 2000.
--------------------------------------------------------------------------------------
Richard P. Strubel       . President, Chief Operating        . Gildan Activewear,
Age 64                     Officer and Director of Unext      Inc. (an athletic
Trustee since 1982         Inc. (a provider of educational    clothing marketing
                           services via the Internet) since   and manufacturing
                           1999;                              company);
                         . Director of Cantilever            . Goldman Sachs
                           Technologies (a private software   Mutual Fund
                           company) since 1999;               Complex (61
                         . Trustee at The University of       portfolios).
                           Chicago since 1987;
                         . Managing Director of Tandem
                           Partners, Inc. (a privately held
                           management services firm) until
                           1999.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 14 LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       TRUSTEES AND OFFICERS (continued)
                                                              NOVEMBER 30, 2003




  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------
Michael E. Murphy/(3)/         . President of Sara Lee Foundation  . Coach, Inc.;
Age 67                           (philanthropic organization)      . Payless Shoe Source,
Trustee since 2000               from 1997 to 2001;                 Inc. (a retail shoe store
                               . Vice Chairman and Chief            business);
                                 Administrative Officer of Sara    . GATX Corporation
                                 Lee Corporation (a consumer        (a railroad holding
                                 product company) from 1994 to      company);
                                 1997.                             . Bassett Furniture
                                                                    Industries, Inc.
                                                                    (a furniture
                                                                    manufacturer).
-----------------------------------------------------------------------------------------------
Mary Jacobs Skinner, Esq./(3)/ . Partner in the law firm of        . None
Age 46                           Sidley Austin Brown & Wood.
Trustee since 2000
-----------------------------------------------------------------------------------------------

Stephen Timbers/(3)/           . Vice Chairman of Northern Trust   . USF Corporation.
Age 59                           Corporation and The Northern
Trustee since 2000               Trust Company since 2003;
                               . President, Chief Executive
                                 Officer of Northern Trust
                                 Investments, N.A. (formerly
                                 known and conducting business as
                                 Northern Trust Investments,
                                 Inc.) since 2001;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation,
                                 and Executive Vice President of
                                 The Northern Trust Company since
                                 1998;
                               . President, Chief Executive
                                 Officer and Director of Zurich
                                 Kemper Investments (a financial
                                 services company) from 1996 to
                                 1998;
                               . President, Chief Operating
                                 Officer and Director of Kemper
                                 Corporation (a financial
                                 services company) from 1992 to
                                 1996;
                               . President and Director of Kemper
                                 Funds (a registered investment
                                 company) from 1990 to 1998.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the 1940 Act. Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation, Ms. Skinner because her law firm provides legal services to Northern Trust Corporation and its affiliates, and Mr. Timbers because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       TRUSTEES AND OFFICERS (continued)
                                                              NOVEMBER 30, 2003




  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------
Lloyd A. Wennlund              . Executive Vice President since
Age: 46                          2003 and Director since 2001 of
50 South LaSalle Street          Northern Trust Investments, N.A.
Chicago, IL 60675                (formerly known and conducting
President since 2000             business as Northern Trust
                                 Investments, Inc.);
                               . Executive Vice President and
                                 other positions at The Northern
                                 Trust Company, President of
                                 Northern Trust Securities, Inc.,
                                 and Managing Executive, Mutual
                                 Funds for Northern Trust Global
                                 Investments since 1989.
------------------------------------------------------------------

Eric K. Schweitzer             . Senior Vice President at
Age: 42                          Northern Trust Investments, N.A.
50 South LaSalle Street          (formerly known and conducting
Chicago, IL 60675                business as Northern Trust
Vice President since 2000        Investments, Inc.) since 2001
                                 and Senior Vice President at The
                                 Northern Trust Company and the
                                 Director of Distribution,
                                 Product Management and Client
                                 Services in the Mutual Fund
                                 Group of Northern Trust Global
                                 Investments since 2000;
                               . Managing Director of Mutual
                                 Funds for US Bancorp from 1997
                                 to 2000.
------------------------------------------------------------------

Brian Ovaert                   . Senior Vice President and
Age: 42                          Department Head at The Northern
50 South LaSalle Street          Trust Company overseeing Fund
Chicago, IL 60675                Accounting, Transfer Agent and
Treasurer since 2002             Fund Administration functions,
                                 Division Manager of Fund
                                 Accounting, 1992-1998, Audit
                                 Manager at Arthur Andersen LLP
                                 (an accounting firm) prior
                                 thereto.
------------------------------------------------------------------

Brian R. Curran                . Vice President and Director of
Age: 36                          Fund Administration at PFPC Inc.
4400 Computer Drive              since 1997;
Westborough, MA 01581          . Director of Fund Administration
Vice President since 1999        at State Street Bank & Trust
                                 Company from February 1997 to
                                 October 1997;
                               . Senior Auditor at Price
                                 Waterhouse LLP (an accounting
                                 firm) prior thereto.
------------------------------------------------------------------

Stuart Schuldt                 . Senior Vice President of Fund
Age: 41                          Administration and Fund
50 South LaSalle Street          Accounting, The Northern Trust
Chicago, IL 60675                Company;
Assistant Treasurer since 2002 . Vice President, Fund Accounting,
                                 Scudder Kemper (a mutual fund
                                 company), from 1993 to 1998;
                               . Audit Manager, Arthur Andersen &
                                 Co., (an accounting firm) prior
                                 thereto.
------------------------------------------------------------------

Jeffrey A. Dalke, Esq.         . Partner in the law firm of
Age: 53                          Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000
------------------------------------------------------------------

Linda J. Hoard, Esq.           . Senior Counsel and Vice
Age: 56                          President at PFPC Inc. since
4400 Computer Drive              1998; Attorney Consultant for
Westborough, MA 01581            Fidelity Management & Research
Assistant Secretary since 1999   (a financial service company),
                                 Investors Bank & Trust Company
                                 (a financial service provider)
                                 and FDISG prior thereto.

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 16 LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       TRUSTEES AND OFFICERS (continued)
                                                              NOVEMBER 30, 2003




NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------

Lori V. Russell                . Associate Counsel at PFPC Inc.
Age: 32                          since 2002; Associate Counsel at
4400 Computer Drive              Investors Bank & Trust Company,
Westborough, MA 01581            a financial service provider
Assistant Secretary since 2003   (2001-2002); Manager in the
                                 Regulatory Administration
                                 Department of PFPC Inc.
                                 (2000-2001) and Senior
                                 Regulatory Administrator
                                 (1998-2000).
------------------------------------------------------------------

James Grassi                   . Senior Attorney at The Northern
Age: 47                          Trust Company since 1994.
50 South LaSalle Street
Chicago, IL 60675
Assistant Secretary since 2003

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 LIQUID ASSETS PORTFOLIO

(C)2004 Northern Institutional Funds
Northern Funds Distributors, LLC, not affiliated with Northern Trust


                  50 South LaSalle Street
                  Chicago, Illinois 60675
                  312/630-6445

      NORTHERN
 -------------------
 INSTITUTIONAL FUNDS

      Managed by
[LOGO]NORTHERN TRUST

Item 2. Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics"). The registrant has not amended its Code of Ethics during the period covered by this report.

The registrant has not granted any waivers, including an implicit waiver, from any provision of its Code of Ethics during the period covered by this report.

A copy of this code of ethics is attached as an exhibit to this report.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR), serving on its audit committee. William J. Dolan, Jr., is the "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant's Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Not applicable to annual reports for the fiscal year ended November 30, 2003.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

Not applicable to annual reports for the fiscal year ended November 30, 2003.

Item 10. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's last fiscal half-year (the registrant's second half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2) Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)            Northern Institutional Funds
            ----------------------------------------------------------


By (Signature and Title)*   /s/ Lloyd A. Wennlund
                         ---------------------------------------------
                            Lloyd A. Wennlund, President
                            (Principal Executive Officer)


Date                        February 5, 2004
    ------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /s/ Lloyd A. Wennlund
                         ---------------------------------------------
                            Lloyd A. Wennlund, President
                            (Principal Executive Officer)


Date                        February 5, 2004
    ------------------------------------------------------------------


By (Signature and Title)*   /s/ Brian P. Ovaert
                         ---------------------------------------------
                            Brian P. Ovaert, Treasurer
                            (Principal Financial Officer)

Date                        February 5, 2004
    ------------------------------------------------------------------

/*/ Print the name and title of each signing officer under his or her signature.